SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

LIONHEART III CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Parent Shares and Parent Warrants
(2)

Aggregate number of securities to which transaction applies

53,800,000 Parent Shares (to be issued in exchange for the shares of Class A Common Stock of the Registrant) and 8,700,000 Parent Warrants (to be issued to holders of Warrants to acquire Class A Common Stock of the Registrant)

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Rule 457(f)(1) of the Securities Act of 1933, as amended, the price per Class A Common Stock and Warrant was calculated as follows: $10.12 per Class A Common Stock and $0.04 per Warrant, based on the average of the high and low prices of the Lionheart III Corp Class A Common Stock and Warrants, respectively, on the Nasdaq Stock Market on October 26, 2022.

	(4)	Proposed maximum aggregate value of transaction: $556,810,000
	(5)	Total fee paid: $61,360.46

☐	Fee paid previously with preliminary materials:

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid: $61,360.46
	(2)	Form, Schedule or Registration Statement No.: Form F-4, Registration Statement No. 333-267301.
	(3)	Filing Party: Empatan Public Limited Company
	(4)	Date Filed: January 19, 2023

PROXY STATEMENT/PROSPECTUS

DATED JANUARY 19, 2023

LIONHEART III CORP

4218 NE 2nd Avenue

Miami, Florida 33137

On July 26, 2022, Lionheart III Corp, a Delaware corporation (the “Company”, “us”, “we”, “our” or “Lionheart”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) by and among Lionheart, Security Matters Limited, a publicly traded company on the Australian Securities Exchange (“ASX”)(“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and a scheme implementation deed (as it may be amended, supplemented or otherwise modified from time to time, the “SID”) by and among Lionheart, SMX and Parent.

Subject to the terms and conditions set forth in the BCA, including the approval of Lionheart’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into Lionheart with Lionheart continuing as a wholly owned subsidiary of Parent.

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issue of ordinary shares of Parent (“Parent Shares”), with Parent then being issued one share in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions.

In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled with such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions.

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX.

Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Parent Shares instead of Lionheart shares (“Parent Warrants”), as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

We are actively pursuing to enter into subscription agreements (collectively, the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors will agree to subscribe for and purchase, and we will agree to issue and sell to such PIPE Investors, prior to or substantially concurrently with the closing of the Business Combination, up to $25 million in securities of the Company (the “PIPE Financing”). The securities to be issued pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities

Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof. Currently, we have not confirmed whether the Sponsor, directors, officers or their affiliates will participate in the PIPE Financing nor are aware of any material differences in the terms and price of securities issued at the time of the IPO and the securities to be issued in connection with the PIPE financing at this time.

The closing of any PIPE Financing would be subject to customary conditions for a financing of this nature, including the substantially concurrent consummation of the Business Combination. The Subscription Agreements are expected to provide that the Company will grant the PIPE Investors customary registration rights with respect to any securities issued to such investors in connection with any PIPE Financing following the Closing.

In connection with the Closing, the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”), issued prior to the initial public offering of the Company, held by our sponsor, Lionheart Equities, LLC (the “Sponsor”), and certain other Company stockholders will automatically convert into shares of Class A Common Stock on a one-for-one basis, not subject to adjustment. In connection with the signing of the BCA, the Sponsor and certain members of our board of directors and management team waived all of the adjustment rights they were granted in connection with our IPO. In addition, the Sponsor and certain members of our board of directors and/or management team have agreed to (a) vote all of their shares of Class B Common Stock and all of their shares of Class A Common Stock in favor of the Business Combination and each other proposal described in the accompanying proxy statement/prospectus, (b) certain restrictions on their shares of Class A Common Stock and (c) in the case of the Sponsor, use best efforts to contain any transaction costs that are allocable to the Company in accordance with the BCA.

Our publicly traded Class A Common Stock, redeemable warrants to purchase one share of Class A Common Stock (“Company Public Warrants”) and Company Public Units comprising one share of Class A Common Stock and one-half of one Company Public Warrant (“Company Public Units”) are currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “LION,” “LIONW” and “LIONU,” respectively.

Although the Parent is not currently a public reporting company, following the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the closing of the Transactions (as defined in the BCA), Parent will become subject to the reporting requirements of the Exchange Act. Parent will apply for listing, to be effective at the time of the consummation of the Transactions, of the Parent Shares and warrants on Nasdaq under the symbols “SMX” and “SMXW”, respectively, and Parent is expected to be publicly traded on Nasdaq under those symbols following the completion of the Transactions, subject to receipt of Nasdaq’s approval and official notice of issuance. While trading on Nasdaq is expected to begin on the first business day following the date of completion of the Transactions, there can be no assurance that Parent’s securities will be listed on Nasdaq or that a viable and active trading market will develop. See “Risk Factors” for more information.

The Company will hold a special meeting of stockholders in lieu of the 2022 annual meeting (the “Special Meeting”) to consider matters relating to the proposed Business Combination. In connection with the Special Meeting, you will be asked to consider and vote upon (i) a proposal (the “Business Combination Proposal”) to approve the BCA, a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, and the transactions contemplated thereby; and (ii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (A) to ensure that any supplement or amendment to the accompanying proxy statement/prospectus that the Lionheart Board of Directors (the “Lionheart Board”) has determined in good faith is required by applicable law to be disclosed to Lionheart stockholders and for such supplement or amendment to be promptly disseminated to Lionheart stockholders prior to the Special Meeting, (B) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (C) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (the “Adjournment Proposal”). Each of these proposals is more fully described in the accompanying proxy statement/prospectus, which each stockholder is encouraged to read carefully.

The Special Meeting will be held at 1:00 p.m. Eastern Time, on January 30, 2023, in virtual format.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN. To ensure your representation at the Special Meeting, please complete and return the enclosed proxy card or submit your proxy by following the instructions contained in the accompanying proxy statement/prospectus and on your proxy card. Please submit your proxy promptly whether or not you expect to attend the Special Meeting. Submitting a proxy now will NOT prevent you from being able to vote in person at the Special Meeting. If you hold your shares in “street name,” you should instruct your broker, bank, or other nominee how to vote in accordance with the voting instruction form you receive from your broker, bank, or other nominee.

The Lionheart Board has unanimously approved the BCA and the transactions contemplated thereby and recommends that the Lionheart stockholders vote “FOR” the approval of the BCA, and “FOR” the other matters to be considered at the Special Meeting. When you consider the Lionheart Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled “Summary of the Proxy Statement/Prospectus — Interests of Certain Persons in the Business Combination” for additional information.

Parent will be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, and is therefore eligible to take advantage of certain reduced reporting requirements otherwise applicable to other public companies.

Parent will also be a “foreign private issuer” as defined in the Exchange Act and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, Parent’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act. Moreover, Parent will not be required to file periodic reports and financial statements with the U.S. Securities and Exchange Commission as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.

This proxy statement/prospectus provides you with detailed information about the BCA, the SID, the Transactions, and other matters to be considered at the special meeting of Lionheart’s stockholders. We encourage you to carefully read this entire document. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 52 of this proxy statement/prospectus.

If you have any questions regarding the accompanying proxy statement/prospectus, you may contact our proxy solicitor, MacKenzie Partners, Inc.:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email:

proxy@mackenziepartners.com

Sincerely,

Ophir Sternberg

Chairman, President and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE BUSINESS COMBINATION, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This proxy statement/prospectus is dated January 19, 2023, and is first being mailed to Lionheart’s stockholders on or about January 19, 2023.

LIONHEART III CORP

4218 NE 2nd Avenue

Miami, Florida 33137

(305) 573-3900

NOTICE OF SPECIAL MEETING IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 30, 2023

TO THE STOCKHOLDERS OF LIONHEART III CORP:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2022 annual meeting of stockholders of Lionheart III Corp, a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held at 1:00 p.m. Eastern Time, on January 30, 2023, in virtual format (the “Special Meeting”). You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

(1)

The Business Combination Proposal — To consider and vote upon a proposal to approve the Business Combination Agreement, dated as of July 26, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, by and among Lionheart, Security Matters Limited, a publicly traded company on the Australian Securities Exchange (“ASX”) (“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and a scheme implementation deed, as may be amended, supplemented or otherwise modified from time to time (“SID”), a copy of which is attached to the accompany proxy statement/prospectus as Annex B-1, by and among Lionheart, SMX and Parent, and the transactions contemplated thereby. Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issuance of ordinary shares of Parent (“Parent Shares”), with Parent then being issued one share in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions. In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions. Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX. Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Parent Shares instead of Lionheart shares (“Parent Warrants”), as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

(2)

The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (A) to ensure that any supplement or amendment to the accompanying proxy statement/prospectus that the Board of Directors of the Company (the “Lionheart Board”) has determined in good faith is required by applicable law to be disclosed to Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (B) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or

(C) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, each, a “Proposal” and collectively, the “Proposals”).

These items of business are described in the accompanying proxy statement/prospectus, which we encourage you to read in its entirety before voting. Only holders of record of our common stock at the close of business on January 6, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

Pursuant to our Existing Charter, we will provide holders of our Class A Common Stock with the opportunity to redeem their Company Public Shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of our initial public offering, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest not previously released to us to pay its taxes). For illustrative purposes, based on funds in the Trust Account of approximately $127.0 million on September 30, 2022, the estimated per share redemption price would have been approximately $10.10, excluding interest not previously released to us to pay our taxes. The Company originally had until November 8, 2022 to complete a business combination. On November 8, 2022, December 8, 2022 and January 9, 2023, respectively, the Company caused $412,500 (representing $0.033 per share of Class A common stock) on each such date to be deposited into the Trust Account to extend the date by which it has to consummate its initial business combination to February 8, 2023 (or until May 8, 2023 if the Company extends the period of time to consummate its initial business combination pursuant to any further Extension Period). Accordingly, if the Company takes the full time through February 8, 2023 to complete the Business Combination (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), the conversion amount per share at the special meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.10 per share.

Company Public Stockholders may elect to redeem their shares even if they vote “FOR” the Business Combination Proposal. A holder of Company Public Shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Company Public Shares without our prior consent. Accordingly, all Company Public Shares in excess of 15% held by a Company Public Stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash without our prior consent. Each redemption of shares by Company Public Stockholders will decrease the amount in the Trust Account. We will not consummate the Business Combination if the redemption of shares would result in the Company’s failure to have at least $5,000,001 of net tangible assets. Lionheart Equities, LLC, a Delaware limited liability company (the “Sponsor”) and our directors and officers have entered into a letter agreement with us pursuant to which they agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of common stock they may hold. Nomura Securities International, Inc. (“Nomura”), Northland Securities, Inc. (“Northland”) and Drexel Hamilton, LLC (“Drexel”, and together with Nomura and Northland, the “Underwriters”), the underwriters of our IPO (as defined herein), have also agreed to waive their redemption rights with respect to the Company Public Shares held by them, other than Company Public Shares held directly or indirectly by it on behalf of a third-party client. The Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates may purchase shares of Class A Common Stock on the open market. Such purchases (“Open Market Purchases”) will be made prior to the Special Meeting and will be separate from the redemption process conducted in connection with the Business Combination. The purposes of any Open Market Purchases would be to reduce the number of shares of Class A Common Stock that may be redeemed in connection with the Business Combination, and may include a business decision to increase such purchaser’s ownership at an attractive price. The Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates shall only make Open Market Purchases to the extent the price per Class A Common Stock so acquired is no higher than the redemption price that would be available in connection with the redemption procedures described in the accompanying proxy statement/prospectus. In addition, the Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates will waive any redemption rights with respect to any shares of Class A Common Stock purchased in Open Market Purchases and will not vote any shares of Class A Common Stock purchased in Open Market Purchases in favor of the Proposals. Currently, the Initial Stockholders (as defined herein) own 21.4% of our common stock, consisting of the Founder Shares and the Company Private Shares (each, as defined herein). Founder Shares and Company Private Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. We have entered into a letter agreement with the Sponsor and our directors and officers, pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by them in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases. The Underwriters have agreed to vote any shares of our common stock held by them in favor of the Business Combination. However, we intend to waive such obligations of the Underwriters to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by the Underwriters in Open Market Purchases. In addition, the Underwriters have contingent fees owing to them upon the successful completion of the Business Combination consisting of deferred underwriting fees of $4,375,000.

After careful consideration, the Lionheart Board has determined that the Business Combination Proposal and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal and “FOR” the Adjournment Proposal, if presented.

The approval of each of the Business Combination Proposal and the Adjournment Proposal, if presented, requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class.

Consummation of the Business Combination is conditioned on the approval of the Business Combination Proposal at the Special Meeting, subject to the terms of the BCA and the SID. The Business Combination is not conditioned on the Adjournment Proposal. The proxy statement/prospectus accompanying this notice explains the BCA and the SID and the transactions contemplated thereby, as well as the Proposals to be considered at the Special Meeting. Please review the proxy statement/prospectus carefully and in its entirety.

All our stockholders are cordially invited to attend the Special Meeting in virtual format. There will be no physical meeting location and the Special Meeting will only be conducted via live webcast at the following address: https://www.cstproxy.com/lionheartiii/2023. Our stockholders may attend, vote and examine the list of our stockholders entitled to vote at the Special Meeting by visiting and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. In light of ongoing public health concerns regarding the coronavirus (“COVID-19”) pandemic, the Special Meeting will be held in virtual format only. You will not be able to attend the Special Meeting physically. To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker, bank, or other nominee on how to vote your shares.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, MacKenzie Partners, Inc.:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email:

proxy@mackenziepartners.com

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Ophir Sternberg
Ophir Sternberg
Chairman, President and Chief Executive Officer

January 19, 2023

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT AND WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANKS OR BROKERS TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “THE SPECIAL MEETING OF LIONHEART STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

This proxy statement/prospectus is dated January 19, 2023, and is first being mailed to Lionheart’s stockholders on or about January 19, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 30, 2023: Lionheart’s proxy statement/prospectus is available at http://www.sec.gov.

You should rely only on the information contained in this proxy statement/prospectus in determining whether to vote in favor of the business combination proposals and the other proposals presented. No one has been authorized to provide you with information that is different from the information contained in this proxy statement/prospectus. The information in this proxy statement/prospectus speaks only as of the date hereof, and you should not assume that the information contained in this proxy statement/prospectus is accurate as of any other date. Neither the mailing of this proxy statement/prospectus to Lionheart stockholders nor the issuance by Parent of securities in connection with the transaction will create any implication to the contrary.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Lionheart” refer to Lionheart III Corp, and the term “Post-Combination Company” refers to the Parent following the consummation of the Business Combination. As used in this proxy statement/prospectus, unless otherwise noted or the context otherwise requires, the following terms will have the ensuing definitions:

“Amended and Restated Bylaws” means the proposed Amended and Restated Bylaws of the Company;

“Ancillary Agreements” means the Voting Agreement, the Registration Rights Agreement, the Lock-up Agreement, the Sponsor Support Agreement, the SID, the Deed Poll, and all other agreements, certificates and instruments executed and delivered by the Company, Parent, Merger Sub, or SMX in connection with the Transactions and specifically contemplated by this Agreement.

“ASX” means ASX Limited ACN 008 624 691 or the market operated by it, as the context requires;

“Action” means litigation, suit, claim, charge, grievance, action, proceeding, audit, order, writ, judgment, injunction or investigation by or before any Governmental Authority;

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person;

“BCA” means the Business Combination Agreement, dated as of July 26, 2022, by and among the Company, SMX, Parent and Merger Sub, a copy of which is attached to this proxy statement/prospectus as Annex A (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms);

“Board” means the board of directors of the Post-Combination Company;

“Business Combination” means the transactions contemplated by the BCA and the SID;

“Capital Reduction” means the equal reduction of capital under section 256B of the Corporations Act pursuant to which all SMX Shares are to be cancelled in accordance with the terms of the Capital Reduction Resolution;

“Capital Reduction Resolution” means the resolution of SMX Shareholders to approve the Capital Reduction in the form approved by Lionheart in writing;

“Cashless Exercise” has the meaning given in the Option Scheme;

“Class A Common Stock” means shares of the Company’s Class A Common Stock, par value $0.0001 per share;

“Class B Common Stock” means shares of the Company’s Class B Common Stock, par value $0.0001 per share;

“Closing” means the closing of the Business Combination;

“Code” means the Internal Revenue Code of 1986, as amended;

“common stock” means the Class A Common Stock and Class B Common Stock prior to the effectiveness of the Proposed Charter, and to shares of the Company’s Class A Common Stock, following the effectiveness of the Proposed Charter;

“Company” means Lionheart III Corp;

“Company Private Shares” means the 400,000 shares of Class A Common Stock included in the Company Private Units;

“Company Private Units” means the units issued in private placements at the time of the consummation of the IPO, including (a) one Class A Common Share and (b) one-half of a warrant, with whole warrants entitling the holder thereof to purchase one Class A Common Share at an exercise price of $11.50 per share;

“Company Private Warrants” means (a) each warrant issued in private placements at the time of the consummation of the IPO, entitling the holder thereof to purchase one Class A Common Share at an exercise price of $11.50 per share and (b) each warrant issued as a component of Company Private Units;

“Company Public Shares” means shares of Class A Common Stock included in the Public Units issued in the IPO (whether they were purchased in the IPO or thereafter in the open market);

“Company Public Stockholders” means the holders of the Company Public Shares, including the Sponsor and the Company’s management team to the extent the Sponsor and/or members of the Company’s management team purchase Company Public Shares; provided, that the Sponsor’s and each member of the management team’s status as a “Company Public Stockholder” will only exist with respect to such Company Public Shares;

“Company Public Units” means the units issued in the IPO, with each unit issued therein including (a) one Class A Common Share and (b) one-half of a warrant, with whole warrants entitling the holder thereof to purchase one Class A Common Share at an exercise price of $11.50 per share;

“Company Public Warrants” means each warrant issued as a component of the Company Public Units;

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise;

“Corporations Act” means the Corporations Act 2001 (Cth);

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions, variation, derivative or mutations thereof (including any subsequent waves or outbreaks thereof);

“Deed of Variation” means the deed of variation dated January 8, 2023, by and among the Company, SMX and Parent, a copy of which is attached to this proxy statement/prospectus as Annex B-2 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms);

“Deed Poll” means a deed pool in respect of the Scheme substantially in the form of Annexure 3 to the SID or in such other form as Lionheart and SMX agree in writing;

“DGCL” means the Delaware General Corporation Law, as may be amended from time to time;

“Duty” means any stamp, transaction or registration duty or similar charge which is imposed by any Governmental Authority and includes any associated interest, penalty, charge or other amount which is imposed;

“Effective Date” means the date on which the Scheme or the Option Scheme (as applicable) becomes Effective;

“Employee Benefit Plan” means any plan that is a bonus, stock option, stock purchase, restricted stock, phantom stock, other equity-based compensation arrangement, performance award, incentive, deferred compensation, pension scheme or insurance, retiree medical or life insurance, death or disability benefit, health or welfare, retirement, supplemental retirement, severance, retention, change in control, employment, consulting, fringe benefit, sick pay and vacation plans or arrangements or other employee benefit plans, programs or arrangements, whether written or unwritten;

“End Date” means 8 May 2023 or such later date agreed in writing by Lionheart and SMX;

“Exchange Act” means the Securities Exchange Act of 1934, as amended;

“Excluded SMX Optionholder” has the meaning given to Excluded Optionholder in the Option Scheme;

“Existing Charter” means the Amended and Restated Certificate of Incorporation of the Company, dated November 3, 2021;

“Existing Warrant Agreement” means the Warrant Agreement dated as of November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

“Extension Period” means the six additional one-month extension periods, (for a total of up to 18 months from the closing of the IPO) to complete the Company’s initial business combination; provided that at the beginning of each one-month extension, the Sponsor (or its designees) must deposit into the trust account funds equal to thirty-three hundredths of one percent (0.33%) of the gross proceeds of the IPO for each one-month extension of the time period to complete the Company’s initial business combination, in each case, in exchange for a non-interest bearing, unsecured promissory note.

“Founder Shares” means the shares of the Class B Common Stock and the shares of Class A Common Stock issued upon the automatic conversion of the Class B Common Stock at the time of the Business Combination as provided in the Existing Charter. 3,125,000 Founder Shares are held of record by the Initial Stockholders as of the Record Date;” means the shares of the Class B Common Stock and the shares of Class A Common Stock issued upon the automatic conversion of the Class B Common Stock at the time of the Business Combination as provided in the Existing Charter. 3,125,000 Founder Shares are held of record by the Initial Stockholders as of the Record Date;

“GAAP” means generally accepted accounting principles as in effect in the United States from time to time.

“Governmental Authority” means any legislature, agency, bureau, branch, department, division, commission, court, tribunal, magistrate, justice, multinational organization, quasigovernmental body, or other similar recognized organization or body of any federal, state, tribal, county, municipal, local, or foreign government, or other similar regulatory agency or recognized organization or body exercising similar powers or authority.

“IFRS” means international financial reporting standards, as adopted by the International Accounting Standards Board.

“IPO” means the initial public offering by the Company, which closed on November 8, 2021;

“Incentive Plan” means the SMX Public Limited Company 2022 Incentive Equity Plan;

“Initial Stockholders” means holders of the Founder Shares prior to the Business Combination;

“Investment Company Act” means the Investment Company Act of 1940, as amended;

“Investment Management Trust Agreement” means that certain investment management trust agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee;

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority;

“Lionheart Board” means the board of directors of the Company prior to Closing;

“Lionheart Competing Transaction” means an offer, proposal, transaction or arrangement (whether by way of stock purchase, tender offer, exchange offer, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization, takeover bid, scheme of arrangement, capital reduction, buy back, sale, lease or assignment of assets, sale or issue of securities, reverse takeover bid, dual listed company structure (or other synthetic merger), deed of company arrangement, debt for equity arrangement or otherwise), or a series of any of the foregoing or other transaction or arrangement (other than the Scheme, Option Scheme or other Transaction) which, if entered into or completed, would mean a person (other than Lionheart, its Related Bodies Corporate, or holders of Lionheart Shares as of the date of this document), whether alone or together with its Associates, would:

(a)

directly or indirectly acquire a Relevant Interest in or become the holder of or have a right to acquire a legal, beneficial or economic interest in, or control of, securities representing 20% or more of the total outstanding voting power of Lionheart (other than as a custodian, nominee or bare trustee); or

(b)	directly or indirectly acquire, obtain a right to acquire, or otherwise obtain an interest in (including through any license arrangement) 20% or more of the consolidated assets of the Lionheart Group.

“Merger” means the business combination transaction pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent; upon the terms and subject to the conditions set forth in the BCA and in accordance with the DGCL, the Irish Companies Act 2014 (the “ICA”), and the Corporations Act;

“Merger Sub” means Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”);

“Nomura” means Nomura Securities International, Inc.;

“Option Scheme” means the scheme of arrangement under part 5.1 of the Corporations Act between SMX and Option Scheme Participants in respect of all the Scheme Options, substantially in the form set out Annexure 2 of the SID, or in such other form as is agreed between Lionheart and SMX, together with any amendment or modification made pursuant to section 411(6) of the Corporations Act and approved by SMX and Lionheart;

“Option Scheme Participant” means an SMX Optionholder, other than an Excluded SMX Optionholder;

“Option Scheme Record Date” means 7:00 pm on the 2nd Business Day following the Effective Date or any other date as agreed by SMX, Parent and Lionheart;

“Parent Amended and Restated Memorandum and Articles of Association” means the amended and restated Memorandum and Articles of Association in the form attached to the accompanying proxy statement/prospectus as Annex C;

“Parent Shares” means the ordinary shares of Parent, with a par value of $0.0001 each;

“Parent Warrant” means one warrant to acquire one (1) Parent Share at an exercise price of $11.50 per share;

“PCAOB” means the Public Company Accounting Oversight Board (United States);

“PIPE Financing” means, collectively, the potential commitments by the PIPE Investors to purchase up to $25 million in the aggregate in securities of the Company;

“PIPE Investors” means those certain institutional and accredited investors that will enter into Subscription Agreements in connection with any potential PIPE Financing;

“Post-Combination Company” means the Parent following the consummation of the Business Combination and the other transactions contemplated by the BCA and the SID;

“Scura Partners” means Scura Partners LLC, the fairness opinion provider to the Lionheart Board;

“Scheme” means the scheme of arrangement under part 5.1 of the Corporations Act substantially in the form set out Annexure 1, or in such other form as is agreed between Lionheart and SMX, together with any amendment or modification made pursuant to section 411(6) of the Corporations Act and approved in writing by Lionheart, Parent and SMX;

“Scheme Option” means an SMX Option on issue at the Option Scheme Record Date which is held by an Option Scheme Participant;

“Scheme Participant” means each person who is an SMX Shareholder at the Record Date, other than Parent;

“Scheme Share” means an SMX Share held by a Scheme Participant at the Record Date;

“SEC” means the U.S. Securities and Exchange Commission;

“Second Court Date” means the first day on which an application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Share Scheme and/or Option Scheme is heard or scheduled to be heard or, if the application is adjourned for any reason, the date on which the adjourned application is heard or scheduled to be heard;

“Securities Act” means the Securities Act of 1933, as amended;

“SID” means the scheme implementation deed, dated as of July 26, 2022, by and among the Company, SMX, Parent and Merger Sub, a copy of which is attached to this proxy statement/prospectus as Annex B-1 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms);

“SMX” means Security Matters Limited;

“SMX Optionholder” has the meaning given in the Option Scheme;

“SMX Scheme Acquisition” means Parent’s acquisition of SMX by means of implementation of a scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”) upon the terms and conditions of the SID;

“SMX Share” means an ordinary fully paid share in the capital of SMX;

“SMX Shareholder” means each person registered in the Register as a holder of a SMX Share;

“Sponsor” means Lionheart Equities, LLC, a Delaware limited liability company;

“Tax” or “Taxes” means any and all taxes, levies, duties, withholdings, assessments, fees or other charges, in each case in the nature of taxes, imposed, administered or collected by any Governmental Authority, including wage taxes, income taxes, corporate taxes, capital gains taxes, franchise taxes, sales taxes, use taxes, payroll taxes, employment taxes, withholding taxes, value added taxes, gross receipts taxes, turnover taxes, environmental taxes, car taxes, energy taxes, customs and other import or export duties, escheat or unclaimed property obligations, excise duties, transfer taxes or duties, property taxes, capital taxes, or duties, social security or other similar contributions, together with all related interest, fines, penalties, costs, charges and surcharges, whether disputed or not;

“Transactions” means the Merger, the SMX Scheme Acquisition and the other transactions contemplated by the BCA, the SID and the Ancillary Agreements;

“Trust Account” means the trust account established by the Company for the benefit of its stockholders with Continental Stock Transfer & Trust Company;

“Underwriters” means Nomura Securities International, Inc. (“Nomura”), Northland Securities, Inc. (“Northland”) and Drexel Hamilton, LLC;

Unless specified otherwise, amounts in this proxy statement/prospectus are presented in U.S. dollars.

Defined terms in the financial statements contained in this proxy statement/prospectus have the meanings ascribed to them in the financial statements.

Unless otherwise specified, the voting and economic interests of the Company’s stockholders set forth in this proxy statement/prospectus assume (a) that no Company Public Stockholders elect to have their Company Public Shares redeemed and (b) that there are no other issuances of equity interests of the Company.

ABOUT THIS PROXY STATEMENT/PROSPECTUS

General

This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Empatan Public Limited Company (“Parent”), constitutes a prospectus of Parent under Section 5 of the U.S. Securities Act of 1933, as amended (the “Securities Act”), with respect to the Parent Shares, Parent Warrants, and Parent Shares issuable upon the exercise of Parent Warrants, to be issued to securityholders of Lionheart III Corp (“Lionheart”) if the business combination transactions described herein are consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to Lionheart’s special meeting, at which Lionheart stockholders will be asked to consider and vote upon a proposal to approve the business combination, among other matters.

Financial Statement Presentation

The historical financial statements of Lionheart were prepared in accordance with U.S. GAAP.

The historical financial statements of SMX were prepared in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”). Following the Transactions, Parent will qualify as a Foreign Private Issuer and will prepare its financial statements in accordance with IFRS. Accordingly, the unaudited pro forma condensed combined financial information and the comparative per share information presented in this proxy statement/prospectus has been prepared in accordance with IFRS.

MARKET AND INDUSTRY DATA

Unless otherwise indicated, information contained in this proxy statement/prospectus concerning SMX’s industry and the regions in which it operates, including SMX’s general expectations and market position, market opportunity, market share and other management estimates, is based on information obtained from various independent publicly available sources and other industry publications, surveys and forecasts, which SMX’s believes to be reliable based upon its management’s knowledge of the industry. SMX has not independently verified the accuracy and completeness of such third-party information to the extent included in this proxy statement/prospectus. Such assumptions and estimates of SMX’s future performance and growth objectives and the future performance of its industry and the markets in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the headings “Risk Factors,” “Cautionary Statement Regarding Forward-Looking Statements” and “Security Matters’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement/prospectus.

TRADEMARKS, TRADENAMES AND SERVICE MARKS

This proxy statement/prospectus includes trademarks, tradenames and service marks, certain of which belong to Lionheart or SMX and others that are the property of other organizations. Solely for convenience, trademarks, tradenames and service marks referred to in this proxy statement/prospectus may appear without the ®, TM and SM symbols, but the absence of those symbols is not intended to indicate, in any way, that Lionheart or SMX will not assert their rights or that the applicable owner will not assert its rights to these trademarks, tradenames and service marks to the fullest extent under applicable law. Neither Lionheart nor SMX intend that their use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of Lionheart or SMX by, these other parties.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the Business Combination, the Special Meeting, and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Company stockholders. You are urged to read this entire proxy statement/prospectus carefully, including the Annexes and the other documents referred to herein, to fully understand the Business Combination and the voting procedures for the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION

Q:	WHAT IS THE BUSINESS COMBINATION?

A:

Pursuant to the BCA, the parties thereto will enter into a business combination transaction, pursuant to which, among other things Merger Sub shall be merged with and into Lionheart with Lionheart continuing as a wholly owned subsidiary of Parent. Under the SID, SMX has agreed to propose the Scheme and Capital Reduction which, if implemented, will result in all shares in SMX being cancelled in return for the issuance of Parent Shares, with Parent then being issued one SMX Share (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions. In addition, SMX has agreed to propose the Option Scheme which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme, those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions. Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX. Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart, warrant holders, having their warrant automatically adjusted to become exercisable in respect of Parent Shares instead of Lionheart shares, as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other condition.

Q:	WHY AM I RECEIVING THIS DOCUMENT?

A:

The Company is sending this proxy statement/prospectus to its stockholders to help them decide how to vote their shares of the Company’s common stock with respect to the matters to be considered at the Special Meeting. The Business Combination cannot be completed unless Company stockholders approve the Business Combination Proposal set forth in this proxy statement/prospectus for their approval. Information about the Special Meeting, the Business Combination and the other business to be considered by stockholders at the Special Meeting is contained in this proxy statement/prospectus. This document constitutes a proxy statement of the Company and a prospectus of the Company. It is a proxy statement because the Lionheart Board is soliciting proxies from its stockholders using this proxy statement/prospectus. It is a prospectus because the Company is offering the Parent Shares in connection with the Business Combination. See “The Business Combination.”

This proxy statement/prospectus and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement/prospectus and its Annexes.

Q:	WHAT WILL SMX STOCKHOLDERS RECEIVE IN THE BUSINESS COMBINATION?

A:

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX. Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holder having their warrants automatically adjusted to become exercisable in respect of Parent Shares instead of Lionheart shares, as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

Q:	WHEN DO YOU EXPECT THE BUSINESS COMBINATION TO BE COMPLETED?

A:

It is currently anticipated that the Business Combination will be consummated promptly following the Special Meeting, which is set for January 30, 2023; however, such meeting could be adjourned, as described herein. Neither the Company nor SMX can assure you of when or if the Business Combination will be completed and it is possible that factors outside of the control of both companies could result in the Business Combination being completed at a different time or not at all. Prior to the Closing, the Company must obtain the approval of its stockholders for certain of the proposals set forth in this proxy statement/prospectus for their approval and the Company and SMX must obtain certain necessary regulatory approvals and satisfy other closing conditions. See “The Business Combination Agreement and Scheme Implementation Deed — Conditions to the Business Combination” beginning on page 142.

Q:	WHAT HAPPENS IF THE BUSINESS COMBINATION IS NOT COMPLETED?

A:

If the Business Combination Proposal is not approved and we do not consummate a business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period), we will be required to dissolve and liquidate our Trust Account, unless we amend our current certificate of incorporation (which requires the affirmative vote of the holders of 65% of all then outstanding shares of common stock) and amend certain other agreements into which we have entered to extend the life of the Company.

Q:	HOW WILL THE COMPANY BE MANAGED AND GOVERNED FOLLOWING THE BUSINESS COMBINATION?

A:

The Company does not currently have any management-level employees other than Ophir Sternberg, our Chairman, President and Chief Executive Officer, Paul Rapisarda, our Chief Financial Officer, and Faquiry Diaz, our Chief Operating Officer. Following the Closing, the current management team of SMX are expected to be the Parent’s executive officers, including Haggai Alon and Limor Moshe Lotker. See “Management of the Post-Combination Company Following the Business Combination” for more information. Following the Closing, the Board will consist of the following seven members: Amir Bader, Haggai Alon, Ophir Sternberg, Pauline Khoo, Roger Meltzer, Thomas Hawkins and Zeren Browne. In addition, following the Closing, we expect that a majority of the directors will be “independent” under applicable Nasdaq listing rules. See the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 216 for more information.

Q:	WHAT EQUITY STAKE WILL CURRENT STOCKHOLDERS, THE INITIAL STOCKHOLDERS, AND THE COMPANY PUBLIC STOCKHOLDERS HOLD IN THE POST-COMBINATION COMPANY?

A:

It is anticipated that, upon completion of the Business Combination, and assuming (1) the no redemption scenario and (2) that the holders of the Company’s existing Company Public Warrants and Company Private

Warrants exercise those warrants: (i) the Company Public Stockholders will hold approximately 41.58% of the Parent Shares of the Post-Combination Company; (ii) the Initial Stockholders will hold approximately 12.70% of the Parent Shares of the Post-Combination Company; and (iii) the Sponsor (or its designees) will acquire approximately 4.88% of the Parent Shares of the Post-Combination Company. Additionally, we anticipate that the Sponsor and its affiliates will hold, assuming exercise and conversion of all securities, 7.53%, 8.10%, 9.52% and 9.97% of the Parent Shares of the Post-Combination Company, respectively, under the no redemption, the 25% redemption, the 75% redemption and the maximum redemption scenarios. Such ownership percentages will be affected by the level of redemptions by Company Public Stockholders and the exercise of outstanding warrants. See “Summary of the Proxy Statement/Prospectus — Impact of the Business Combination on Parent’s Public Float.”

Q:	FOLLOWING THE BUSINESS COMBINATION, WILL THE COMPANY’S COMMON STOCK CONTINUE TO TRADE ON A STOCK EXCHANGE?

A:

Yes. We intend to apply to list the Parent Shares and Parent Warrants on Nasdaq under the symbols “SMX” and “SMXW,” respectively,” upon the closing of the Business Combination. At the Closing, each Unit will separate into its components, comprising one share of Class A Common Stock and one-half of one Company Public Warrant. Following the Closing, SMX will list on Nasdaq via Parent to be named “SMX Public Limited Company.”

Q:	WHAT CONDITIONS MUST BE SATISFIED TO COMPLETE THE BUSINESS COMBINATION?

A:

There are a number of closing conditions in the BCA and the SID, including the approval by the stockholders of the Company of the Business Combination Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled “The Business Combination, the BCA and the SID — Conditions to the Closing the Business Combination.”

Q:	WHAT IS THE PIPE INVESTMENT?

A:

We are actively pursuing to enter into subscription agreements (collectively, the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which, among other things, we will agree to issue and sell, in private placements to close immediately prior to the closing of the Business Combination, up to $25 million in the aggregate, in securities of the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	WHEN AND WHERE IS THE SPECIAL MEETING?

A:

The Special Meeting will be held at 1:00 p.m. Eastern Time, on January 30, 2023 in virtual format. The Special Meeting can be accessed by visiting https://www.cstproxy.com/lionheartiii/2023, where Company stockholders will be able to listen to the meeting live and vote during the meeting. Additionally, Company stockholders have the option to listen to the Special Meeting by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 4747463#, but please note that Company stockholders who choose to participate telephonically cannot vote or ask questions. Company stockholders who wish to join the Special Meeting telephonically may be counted as present, vote at and examine the list of Company stockholders entitled to vote at the Special Meeting by visiting and entering the control number included in the proxy card, voting instruction form or notice included in their proxy materials.

Company stockholders of record will need their respective control number to join the Special Meeting. Company stockholders may obtain their control number from the proxy card, voting instruction form or notice received from Continental Stock Transfer and Trust Company (“Continental”). Any Company stockholder who holds his, her or its position through a bank or broker and would like to join the Special Meeting must contact Continental at 917-262-2373, or proxy@continentalstock.com to obtain a control number. In light of ongoing public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only. Company stockholders will not be able to attend the Special Meeting physically.

Q:	WHAT AM I BEING ASKED TO VOTE ON AND WHY IS THIS APPROVAL NECESSARY?

A:	Company stockholders are being asked to vote on the following:

•	A proposal to adopt the BCA and the transactions contemplated thereby. See the section entitled “Proposal No. 1 — The Business Combination Proposal.”

•

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (A) to ensure that any supplement or amendment to the accompanying proxy statement/prospectus that the Lionheart Board has determined in good faith is required by applicable law to be disclosed to Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (B) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (C) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal. See the section entitled “Proposal No. 2 — The Adjournment Proposal.”

The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q:	ARE THE PROPOSALS CONDITIONED ON ONE ANOTHER?

A:

No. The Closing is conditioned on the approval of the Business Combination Proposal at the Special Meeting, subject to the terms of the BCA and the SID. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus. If we do not consummate the Business Combination and fail to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the Public Stockholders.

Q:	WHAT IS SMX’s BUSINESS?

A:

SMX provides one solution to solve both authentication and track and trace challenges in order to uphold supply chain integrity and provide quality assurance and brand accountability to producers of goods. Its technology works as a track and trace system using a marker, a reader and an algorithm to identify embedded sub-molecular particles in order to track and trace different components along a production process (or any other marked good along a supply chain) to the end producer.

Q:	WHY IS THE COMPANY PROPOSING THE BUSINESS COMBINATION?

A:

We are a blank check company incorporated as a Delaware corporation on January 28, 2021 and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our acquisition plan is not limited to a particular industry or geographic region for purposes of consummating an initial business combination. However, we (a) must complete an initial business combination with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination and (b) are not, under the Existing Charter, permitted to effect an initial business combination with a blank check company or a similar company with nominal operations.

We have identified several criteria and guidelines we believe are important for evaluating acquisition opportunities. We use these criteria and guidelines in evaluating acquisition opportunities, but we can decide to enter into an initial business combination with a target business that does not meet these criteria and guidelines. We are seeking to acquire companies that we believe: (a) can utilize the extensive networks we have built in the real estate industries; (b) have a defensible core business, sustainable revenues and established customer relationships; (c) are undergoing change in capital structure, strategy, operations or growth; (d) can benefit from our operational and strategic approach; (e) offer a unique value proposition with transformational potential that can be substantiated during our detailed due diligence process; and (f) have reached a transition point in their lifecycle presenting an opportunity for transformation. Based on its due diligence investigations of SMX and the industry in which it operates, including the financial and other information provided by SMX in the course of their negotiations in connection with the Business Combination, the Lionheart Board has unanimously determined that the Business Combination with SMX is fair and advisable to, and in the best interests of, the Company and its stockholders. See the section entitled “The Business Combination — Lionheart’s Board of Directors’ Reasons for the Approval of the Business Combination.”

Q:	DID THE LIONHEART BOARD OBTAIN A FAIRNESS OPINION IN DETERMINING WHETHER OR NOT TO PROCEED WITH THE BUSINESS COMBINATION?

A:

Yes. The Lionheart Board obtained a fairness opinion from Scura Partners, dated July 24, 2022, which provided that, as of that date and based on and subject to the assumptions, qualifications and other matters set forth therein, (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). The opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX. See the section entitled “The Business Combination — Fairness Opinion of Scura Partners” of this proxy statement/prospectus for additional information.

Q:	WHY IS THE COMPANY PROVIDING STOCKHOLDERS WITH THE OPPORTUNITY TO VOTE ON THE BUSINESS COMBINATION?

A:

We are seeking approval of the Business Combination for purposes of complying with our Existing Charter. In addition, pursuant to the Existing Charter, we must provide all Company Public Stockholders with the opportunity to redeem all or a portion of their Company Public Shares upon the consummation of an initial business combination (as defined in our Existing Charter), either in conjunction with a tender offer or in conjunction with a stockholder vote to approve such initial business combination. If we submit an initial business combination to the stockholders for their approval, our Existing Charter requires us to conduct a redemption offer in conjunction with the proxy solicitation (and not in conjunction with a tender offer) pursuant to the applicable SEC proxy solicitation rules.

Q:	DO SMX SHAREHOLDERS NEED TO APPROVE THE BUSINESS COMBINATION?

A:	SMX shareholders are separately voting to approve the Scheme and the Capital Reduction as discussed in the section entitled “The Business Combination Agreement and Scheme Implementation Deed”.

Q:	DO I HAVE REDEMPTION RIGHTS?

A:

If you are a holder of Company Public Shares, you have the right to demand that the Company redeem such shares for a pro rata portion of the cash held in the Trust Account, which holds the proceeds of the IPO, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes) upon the Closing (“Redemption Rights”).

Notwithstanding the foregoing, a holder of Company Public Shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in

Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 15% of the Public Shares without our consent. Accordingly, all Company Public Shares in excess of 15% held by a Company Public Stockholder, together with any affiliate of such stockholder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed without our consent.

Under the Existing Charter, the Business Combination may be consummated only if the Company has at least $5,000,001 of net tangible assets after giving effect to all redemption requests from holders of Company Public Shares that properly demand redemption of their shares for cash.

Q:	WILL MY VOTE AFFECT MY ABILITY TO EXERCISE REDEMPTION RIGHTS?

A:

No. You may exercise your redemption rights whether you vote your Company Public Shares for or against, or whether you abstain from voting on, the Business Combination Proposal or any other Proposal described in this proxy statement/prospectus. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their Company Public Shares and no longer remain stockholders, and the Business Combination may be consummated even though the funds available from the Trust Account and the number of Company Public Stockholders are substantially reduced as a result of redemptions by Company Public Stockholders. The Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates may purchase shares of Class A Common Stock on the open market. Such purchases (“Open Market Purchases”) will be made prior to the Special Meeting and will be separate from the redemption process conducted in connection with the Business Combination. The purposes of any Open Market Purchases would be to reduce the number of shares of Class A Common Stock that may be redeemed in connection with the Business Combination, and may include a business decision to increase such purchaser’s ownership at an attractive price. The Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates shall only make Open Market Purchases to the extent the price per Class A Common Stock so acquired is no higher than the redemption price that would be available in connection with the redemption procedures described in this proxy statement/prospectus. In addition, the Sponsor, the Underwriters, SMX, Parent and the stockholders and/or their respective affiliates will waive any redemption rights with respect to any shares of Class A Common Stock purchased in Open Market Purchases and will not vote any shares of Class A Common Stock purchased in Open Market Purchases in favor of the Proposals.

Q:	HOW DO I EXERCISE MY REDEMPTION RIGHTS?

A:

In order to exercise your redemption rights, you must (i) if you hold Company Public Units, separate the underlying Company Public Shares and Company Public Warrants, and (ii) prior to 5:00 p.m. Eastern Time on, January 26, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your Company Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent (“Transfer Agent”), at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: Mzimkind@continentalstock.com

Please check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of common stock. Notwithstanding the foregoing, a holder of the Company Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from exercising redemption rights with respect to more than an aggregate of 15% of the shares of Class A Common Stock included in the Company Public Units sold in our IPO. Accordingly, all Company Public Shares in excess of the 15% threshold beneficially owned by a Company Public Stockholder or group will not be redeemed for cash without our prior consent.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the vote on the Business Combination Proposal at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise redemption rights to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

For a discussion of the material U.S. federal income tax considerations for holders of Company Public Shares with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations” beginning on page 149.

Q:	DO I HAVE APPRAISAL RIGHTS IF I OBJECT TO THE PROPOSED BUSINESS COMBINATION?

A:

Holders of our Class A Common Stock are not entitled to appraisal rights in connection with the Business Combination under the DGCL. Holders of our Class B Common Stock have appraisal rights in certain circumstances as provided for under the DGCL.

Q:	WHAT HAPPENS TO THE FUNDS DEPOSITED IN THE TRUST ACCOUNT AFTER CONSUMMATION OF THE BUSINESS COMBINATION?

A:

A total of $126,250,000 in net proceeds of the IPO was placed in the Trust Account following the IPO. After consummation of the Business Combination, the funds in the Trust Account will be used to pay holders of the Company Public Shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination (including aggregate fees of up to $4,375,000 as deferred underwriting commissions) and for the Post-Combination Company’s working capital and general corporate purposes. We currently have $126,425,233 remaining in our Trust Account to consummate a business combination or to fund any additional redemptions that could be requested as more fully provided herein.

Q:	WHAT HAPPENS IF THE BUSINESS COMBINATION IS NOT CONSUMMATED?

A:

There are certain circumstances under which the BCA and the SID may be terminated. Please see the section entitled “The Business Combination Agreement and Scheme Implementation Deed — Termination of the Business Combination Agreement” and “— Termination of the SID” for information regarding the parties’ specific termination rights.

If we do not consummate the Business Combination, we may continue to try to complete a business combination with a different target business until February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period). Unless we amend the Existing Charter (which requires the affirmative vote of the holders of 65% of all then outstanding shares of Common Stock) and amend certain other agreements into which we have entered to extend the life of the Company, if we fail to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period), then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our Company Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Company Public Shares, which redemption will completely extinguish our Company Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Lionheart Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the IPO. See the section entitled “Risk Factors — Risks Related to the Company and the Business Combination.”

Holders of our Founder Shares have waived any right to any liquidation distribution with respect to such shares. In addition, if we fail to complete a business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period), there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire worthless.

Q:	HOW DO THE SPONSOR, AND OUR DIRECTORS AND OFFICERS INTEND TO VOTE ON THE PROPOSALS?

A:

The Sponsor and the Company’s directors and officers are entitled to vote an aggregate of 22.0% of the outstanding shares of common stock (which includes the Founder Shares and the Company Private Shares). The Company has entered into a letter agreement with the Sponsor and our directors and officers pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by them in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases. As a result, in addition to the shares of common stock held by the Sponsor and its officers and directors, Lionheart may need only 4,612,501, or 36.9% (assuming all outstanding shares are voted), or approximately 4.85% (assuming only the minimum number of shares representing a quorum are voted), of the Class A Common Stock to be voted in favor of the Business Combination in order to have the Business Combination approved.

Q:	WHAT CONSTITUTES A QUORUM AT THE SPECIAL MEETING?

A:

A majority of the voting power of the common stock entitled to vote at the Special Meeting must be present, in person or represented by proxy at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Underwriters, the Sponsor and our directors and officers, who collectively currently own 22.0% of the issued and outstanding shares of common stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 8,012,501 shares of common stock would be required to be present in person or represented by proxy to achieve a quorum.

Q:	WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE SPECIAL MEETING?

A:

The Business Combination Proposal: The approval of the Business Combination Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Business Combination Proposal, will have no effect on the Business Combination Proposal. Company stockholders must approve the Business Combination Proposal in order for the Business Combination to occur.

The Adjournment Proposal: The approval of the Adjournment Proposal, if presented, requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Adjournment Proposal, will have no effect on the Adjournment Proposal. The Business Combination is not conditioned on the approval of the Adjournment Proposal.

The Company has entered into a letter agreement with the Sponsor and our directors and officers pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by it, him or her in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases.

Q:	DO ANY OF THE COMPANY’S OFFICERS OR DIRECTORS HAVE INTERESTS IN THE BUSINESS COMBINATION THAT MAY DIFFER FROM OR BE IN ADDITION TO THE INTERESTS OF STOCKHOLDERS?

A:

The Sponsor and our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Proposals. These interests include:

•	the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combination;

•

the fact that Ophir Sternberg, Roger Meltzer and Thomas Hawkins will serve as directors of the Post-Combination Company. Ophir Sternberg, Roger Meltzer and Thomas Hawkins are affiliated with the Company. Ophir Sternberg currently serves as the Company’s Chairman, President and Chief Executive Officer and Roger Meltzer and Thomas Hawkins currently serve as directors of the Company;

•

the fact that the Sponsor paid an aggregate of $25,000 for 2,875,000 Founder Shares in January 2021. Without giving effect to the sales or transfer of Founder Shares to the Underwriters and in connection with the IPO to certain insiders, the remaining 3,125,000 Founder Shares will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $31,250,000 but, given the restrictions on such shares, we believe such shares have less value;

•

the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) (or such later date as may be approved by the Company’s stockholders);

•	the fact that the Sponsor paid an aggregate of $2,750,000 for Company Private Units comprised of 275,000 shares of Class A Common stock and 137,500 Company Private Warrants to purchase shares of Class A Common Stock and that such Company Private Warrants will expire worthless if a business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period);

•

the continued right of the Sponsor to hold Class A Common Stock and the shares of Class A Common Stock to be issued to the Sponsor upon exercise of its Company Private Warrants following the Business Combination, subject to certain lock-up periods;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Company Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the Sponsor (including its representatives and affiliates) and the Company directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to the Company. For example, each of the Company’s officers may be considered an affiliate of the Sponsor. The Sponsor and the Company’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to the Company completing its initial business combination. Moreover, certain of the Company’s directors and officers have time and attention requirements for certain other companies. The Company’s directors and officers also may become aware of business opportunities which may be appropriate for presentation to the Company and the other entities to which they owe certain fiduciary or contractual duties.

Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in the Company’s favor and such potential business opportunities may be presented to other entities prior to their presentation to the Company, subject to applicable fiduciary duties. The Existing Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. For more information, see “Management of the Company — Conflicts of Interests.”

•	the fact that Ophir Sternberg has certain business dealings tied to shares of the Post-Combination Company. For more information, see “Certain Relationships and Related Person Transactions”;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•

the fact that the Sponsor and our directors and officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period). The approximate value of Sponsor’s interest in the Post Combination Company is $34,000,000 million, consisting of 3,400,000 shares of Class B Common Stock at a price of $10.00 per share, which will automatically convert into Shares of Class A Common Stock at the Closing of the Business Combination. The cost basis of this investment was approximately $4.78 million, consisting of 3,125,000 Founder Shares at $0.008, per share, or $25,000, 275,000 private placement units at $10.00 per unit, or $2,750,000, plus 2,000,000 private warrants at a price of $1.00 per warrant, or $2,000,000;

•

that, at the closing of the Business Combination we will enter into the amended and restated registration rights agreement (“Registration Rights Agreement”), substantially in the form attached as Annex E to this proxy statement/prospectus, with the Sponsor and our directors and officers, which provides for registration rights to such persons and their permitted transferees;

•

that, Ophir Sternberg entered into a chairman agreement (“Chairman Agreement”), with Parent and Faquiry Diaz entered into an independent contractor agreement, with Parent, which provides for certain services to the Post-Combination Company and a grant of restricted stock units in the Post-Combination Company; and

•	that, each independent director of the Post-Combination Company will be granted restricted stock units in the Post-Combination Company.

These interests may influence our directors and officers in making their recommendation that you vote in favor of the approval of the Business Combination.

Q:	WHAT DO I NEED TO DO NOW?

A:

The Company urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the Annexes and the other documents referred to herein, and to consider how the Business Combination will affect you as a stockholder of the Company. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q:	WHAT HAPPENS IF I SELL MY SHARES OF CLASS A COMMON STOCK BEFORE THE SPECIAL MEETING?

A:

The Record Date for the Special Meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of Class A Common Stock after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares of Class A Common Stock because you will no longer be able to tender them prior to the Special Meeting in accordance with the provisions described herein. If you transferred your shares of Class A Common Stock prior to the Record Date, you have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.

Q:	HOW DO I VOTE?

A:

If you are a holder of record of common stock on the Record Date, you may vote in person at the Special Meeting by attending the meeting virtually or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may also vote by telephone or Internet by following the instructions printed on the proxy card.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank, or nominee, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank, or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank, or nominee.

Q:	IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK, OR OTHER NOMINEE, WILL MY BROKER, BANK, OR OTHER NOMINEE VOTE MY SHARES FOR ME?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank, or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank, or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank, or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

If you are a Company stockholder holding your shares in “street name” and you do not instruct your broker, bank, or other nominee on how to vote your shares, your broker, bank, or other nominee will not vote your shares on the Business Combination Proposal or the Adjournment Proposal. Such broker non-votes will will have no effect on the vote count for such other proposals.

Q:	WHAT IF I ATTEND THE SPECIAL MEETING AND ABSTAIN OR DO NOT VOTE?

A:	For purposes of the Special Meeting, an abstention occurs when a stockholder attends the meeting in person and does not vote or returns a proxy with an “abstain” vote.

If you are a Company stockholder that attends the Special Meeting virtually and fails to vote on the Business Combination Proposal and the Adjournment Proposal, your failure to vote will have no effect on the Business Combination Proposal or the Adjournment Proposal; however, your attendance will be counted for the purpose of establishing a quorum at the Special Meeting.

Q:	WHAT WILL HAPPEN IF I RETURN MY PROXY CARD WITHOUT INDICATING HOW TO VOTE?

A:

If you are a holder of record of common stock on the Record Date and you sign and return your proxy card without indicating how to vote on any particular Proposal, the common stock represented by your proxy will be voted “FOR” each of the Proposals presented at the Special Meeting.

Q:	MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:	Yes. If you are a holder of record of common stock on the Record Date, you may change your vote at any time before your proxy is exercised by doing any one of the following:

•	send another proxy card with a later date;

•	notify the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•	attend the Special Meeting and vote electronically by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received.

•

If you are a stockholder of record and you choose to send a written notice or to mail a new proxy, you must submit your notice of revocation or mail your new proxy to MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, New York, 10018, and it must be received at any time before the vote is taken at the Special Meeting. Any proxy that you submitted may also be revoked by submitting a new proxy by mail, or online or by telephone, not later than 11:59 p.m. Eastern Time on the day prior to the Special Meeting date, or by voting online at the Special Meeting. Simply attending the Special Meeting will not revoke your proxy. If you have instructed a broker, bank, or other nominee to vote your shares of common stock, you must follow the directions you receive from your broker, bank, or other nominee in order to change or revoke your vote.

Q:	WHAT HAPPENS IF I FAIL TO TAKE ANY ACTION WITH RESPECT TO THE SPECIAL MEETING?

A:

If you fail to take any action with respect to the Special Meeting and the Business Combination is approved by stockholders and consummated, you will become a stockholder of the Post-Combination Company. Failure to take any action with respect to the Special Meeting will not affect your ability to exercise your redemption rights. If you fail to take any action with respect to the Special Meeting and the Business Combination is not approved, you will continue to be a stockholder of the Company while the Company searches for another target business with which to complete a business combination.

Q:	WHAT SHOULD I DO WITH MY SHARE, AND WARRANT CERTIFICATES?

A:

Stockholders should not submit their certificates now, unless you are a stockholder exercising your redemption rights. After the consummation of the Transactions, Parent will send instructions to stockholders regarding the delivery of their share and warrant certificates in return for securities of Parent.

Q:	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION TO ME?

A:

As described more fully under the section entitled “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — The Business Combination” below, the Business Combination has been structured to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, though there is substantial uncertainty as to whether the requirements for a “reorganization” can be satisfied, and in the event that the Business Combination does not satisfy the requirements of a “reorganization,” the Business Combination also has been structured to, and it is the opinion of our counsel will, qualify as a transaction described in Section 351(a) of the Code. Assuming the Business Combination qualifies as a “reorganization” under Section 368(a) of the Code of a transaction described in Section 351(a) of the Code, U.S. holders (as defined below) should not generally recognize gain or loss for U.S. federal income tax purposes with respect to the shares that they own as a result of the Business Combination. Should the Business Combination not satisfy the requirements of a “reorganization,” qualifying only as a transaction described in Section 351(a) of the Code, the exchange of Company Public Warrants for Parent Warrants would be taxable. For a more detailed discussion of certain material U.S. federal income tax considerations that may be relevant to a U.S. holder in respect of the Business Combination, please see the section titled “Certain Material U.S. Federal Income Tax Considerations.”

Q:	WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING MY REDEMPTION RIGHTS?

A:

Whether the redemption is subject to U.S. federal tax depends on the particular facts and circumstances. For instance, if the redemption were to occur after December 31, 2022, the Excise Tax (as defined below) may apply to the Business Combination which may have a material impact on a holder’s economic return. The Excise Tax, if imposed, will create a tax liability on the Company repurchasing shares after the Business Combination and not on the shareholders who exercise their redemption rights. The Company’s Existing Charter permits the use of interest earned on the proceeds placed in the Trust Account to pay taxes that may be levied on the Company, including the possible Excise Tax. For a more detailed discussion of certain material U.S. federal tax considerations that may be relevant to a U.S. holder (as defined below) in respect of the exercise of redemption rights, please see the section titled “Certain Material U.S. Federal Income Tax Considerations.”

Q:	WHO CAN HELP ANSWER MY QUESTIONS?

A:

If you have questions about the Business Combination or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact our proxy solicitor, MacKenzie Partners, Inc.:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email:

proxy@mackenziepartners.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your Company Public Shares, you will need to deliver your stock (either physically or electronically) to our transfer agent at the address below prior to the vote at the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting, you should read this entire proxy statement/prospectus carefully, including the annexes. See also the section entitled “Where You Can Find More Information.” Each item in this summary refers to sections of this proxy statement on what that subject is discussed in more detail.

Parties to the Business Combination

Lionheart III Corp

The Company is a blank check company incorporated on January 14, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company’s securities are traded on Nasdaq under the ticker symbols “LION,” “LIONU” and “LIONW.” The mailing address of the Company’s principal executive office is 4218 NE 2nd Avenue, Miami, Florida 33137 and the telephone number of the Company’s principal executive office is (305) 573-3900.

Security Matters Limited

Security Matters Limited (together with its subsidiaries, “SMX”) provides one solution to solve both authentication and track and trace challenges in order to uphold supply chain integrity and provide quality assurance and brand accountability to producers of goods. Its technology works as a track and trace system using a marker, a reader and an algorithm to identify embedded sub-molecular particles in order to track and trace different components along a production process (or any other marked good along a supply chain) to the end producer

SMX was incorporated in May 2018 under Australian law. In October 2018, SMX was listed on the Australian Securities Exchange under the symbol “SMX.”

The mailing address of SMX’s principal executive office is Level 25, 525 Collins Street, Melbourne, VIC, Australia, 3000 and its telephone number is +61 3 9321 9888.

For more information about SMX, see the sections entitled “Business of Security Matters” and “Security Matters’ Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

Parent

Parent will serve as a holding company for SMX and Lionheart after consummation of the Transactions. Parent’s current sole shareholder is Doron Afik.

Parent was formed on July 1, 2022 as a public limited company under the name Empatan Public Limited Company, incorporated in Ireland. Parent’s principal executive office is located at Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland, D04 T4A6. Parent’s telephone number is +353 1 920 1000. Parent is newly incorporated for the purposes of becoming a holding company following the Business Combination. Accordingly, Parent has no operation activities and only has nominal assets consisting of cash and cash equivalents and no liabilities. As such, no financial statements of Parent are required or included in this proxy statement/prospectus. After the consummation of the Transactions, Parent will become the continuing public company. Parent expects to apply to list its shares on Nasdaq under the symbols “SMX” and “SMXW”, respectively.

Merger Sub

Merger Sub was formed solely as a vehicle for consummating the Merger under the name Aryeh Merger Sub, Inc., and is a wholly owned subsidiary of Parent.

Merger Sub, a Delaware corporation , was formed on July 22, 2022. Merger Sub’s principal executive office is located at K&L Gates LLP, Level 25, 525 Collins Street, Melbourne VIC 3000, Australia. Merger Sub’s telephone number is +61-3-9205-2000. After the consummation of the Transactions, it will cease to exist.

Emerging Growth Company

Parent qualifies as an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), which means that it can take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and reduced disclosure obligations regarding executive compensation (to the extent applicable to a foreign private issuer).

Parent could remain an emerging growth company until the last day of Parent’s fiscal year following the fifth anniversary of Lionheart’s initial public offering. However, if Parent’s annual gross revenue is $1.07 billion or more, if its non-convertible debt issued within a three year period exceeds $1 billion or the market value of its shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Parent would cease to be an emerging growth company as of the following fiscal year.

Foreign Private Issuer

Parent will be a “foreign private issuer” as defined under the Exchange Act. As a foreign private issuer under the Exchange Act, Parent will be exempt from certain rules under the Exchange Act, including the proxy rules, which impose certain disclosure and procedural requirements for proxy solicitations. Moreover, Parent will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as domestic U.S. companies with securities registered under the Exchange Act, and Parent will not be required to comply with Regulation FD, which imposes certain restrictions on the selective disclosure of material information. In addition, Parent’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Parent Shares.

As a foreign private issuer, Parent will also be permitted to follow certain home country corporate governance practices instead of those otherwise required under the applicable rules of Nasdaq for domestic U.S. issuers. In order to rely on this exception, Parent is required to disclose each Nasdaq rule that it does not intend to follow and describe the home country practice that Parent will follow in lieu thereof. Parent does not currently intend to follow any Irish corporate governance practices in lieu of Nasdaq corporate governance rules.

The Business Combination, the BCA and the SID

The Business Combination Agreement

The terms and conditions of the Business Combination are contained in the BCA and the SID, which are attached as Annex A and Annex B-1, respectively, to this proxy statement/prospectus. We encourage you to read the BCA and the SID carefully, as they are the legal documents that govern the Business Combination.

Subject to the terms and conditions set forth in the BCA and the SID, including the approval of Lionheart’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into Lionheart with Lionheart continuing as a wholly owned subsidiary of Parent.

Scheme Implementation Deed

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issuance of ordinary shares of Parent (“Parent Shares”), with Parent then being issued one share in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions.

In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions.

Consideration

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX.

Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Parent Share instead of Lionheart shares (“Parent Warrants”), as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

Conditions to the Closing of the Business Combination

Conditions to the Obligations of Each Party

The obligations of SMX, Lionheart, Parent and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of certain condition precedents of the SID.

Conditions to the Obligations of Lionheart

The obligations of the Company to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of additional conditions, including:

•	certain conditions precedent of the SID;

•	the Scheme and the Option Scheme becoming effective;

•	the Company, Parent and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the BCA;

•	delivery of certain certificates required by the SID;

•	delivery of the Registration Rights Agreement, Lock-up Agreement and Voting Agreement, each duly executed by Parent and certain shareholders of Parent;

•	stockholder approval of the Proposals described above; and

•	certain employment and consulting agreements shall not have been terminated.

Conditions to the Obligations of SMX

The obligations of SMX, Parent and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of additional conditions, including:

•	certain conditions precedent of the SID;

•	the Company having performed or complied in all material respects with all other agreements and covenants required by the BCA;

•	delivery of certain certificates required by the SID;

•	delivery of resignation letters from the officers and directors of the Company;

•	delivery of the Registration Rights Agreement, Lock-up Agreement and Voting Agreement, each duly executed by certain shareholders of Parent; and

•	approval of the stockholders of Parent and Merger Sub, approving the BCA and the Business Combination.

Conditions to the Closing the Scheme and Option Scheme

The obligations of the parties to consummate the Scheme and Option Scheme are subject to the satisfaction or waiver (where permissible) of certain condition precedents, including:

Certain Conditions Which Cannot be Waived

•	approval by the SMX shareholders, approving the Scheme and the Capital Reduction;

•	approval by the SMX option holders, approving the Option Scheme;

•	approval by the Court, approving the Scheme and Option Scheme; and

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approval by the board of directors of Parent approving the issuance of Parent Shares in connection with the Business Combination, the issuance of the Parent Shares to be issued as Scheme Consideration and the issuance of the Parent Shares to be issued as Cancellation Consideration.

Certain Conditions for the Benefit of the Company and SMX

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the Company and SMX shall have obtained all material regulatory approvals which the Company and SMX agree are necessary or desirable to implement the Scheme, the Option Scheme and the Business Combination;

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no order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or governmental authority in effect, imposing a legal restraint or prohibition preventing the Scheme, Option Scheme or the Business Combination;

•	the Parent Shares and the Parent Warrants have been approved for quotation on NASDAQ, subject only to official notice of issuance;

•	the Company and SMX shall have collectively at least US$5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act);

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the Company and SMX shall be reasonably expected to have, immediately following the Implementation Date (as defined in the SID) at least US$5,000,001 of net tangible asset (as determined in accordance with 3a51-1(g)(1) of the Exchange Act) assuming certain redemptions as described in the SID;

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entry by Parent into a composition agreement with the Revenue Commissioners of Ireland and a special eligibility agreement for Securities with the Depository Trust Company in respect of the Parent Shares and Parent Warrants;

•	evidence that Parent qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Exchange Act; and

•	in the case of the Option Scheme, the Scheme becoming effective.

Certain Conditions for the Benefit of the Company

•	the registration statement being declared effective;

•	approval by Company stockholders of the Proposals described above;

•	SMX, SMX’s subsidiaries and Parent having performed or complied in all material respects with the obligations, covenants, and agreements required to be performed or complied with by the SID;

•	the accuracy of certain representations and warranties of SMX and Parent, subject to the materiality standards provided in the SID;

•	no SMX Material Adverse Effect or SMX Prescribed Event (each, as defined in the SID) has occurred;

•	delivery of certain transaction documents referenced in the BCA;

•	compliance with obligations relating to certain options and convertible notes as described in the SID; and

•	certain employment and consulting agreements shall not have been terminated.

Certain Conditions for the Benefit of SMX

•	issuance of an independent expert’s report concluding that the Capital Reduction and Scheme are in the best interests of SMX shareholders;

•	the Company and its subsidiaries having performed or complied in all material respects with the obligations, covenants, and agreements required to be performed or complied with by the SID;

•	the accuracy of certain representations and warranties of the Company, subject to the materiality standards provided in the SID;

•	no Lionheart Material Adverse Effect or Lionheart Prescribed Event (each, as defined in the SID) has occurred; and

•	delivery of certain transaction documents referenced in the BCA.

Termination of the Business Combination Agreement

The BCA may be terminated under certain customary and limited circumstances prior to the Second Court Date, including (a) by mutual written consent of Lionheart and SMX, (b) by either Lionheart or SMX if the Effective Date has not occurred prior to the End Date, (c) by either Lionheart or SMX, as applicable, in each instance that a party is entitled to terminate the SID that is not otherwise addressed in the BCA, (d) by either Lionheart or SMX if Lionheart fails to obtain approval of certain proposals to be set forth in this proxy Statement/prospectus, (e) by either Lionheart or SMX if the SID has been terminated in accordance with its terms, (f) by Lionheart if SMX, Parent or Merger Sub has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by SMX, Parent or Merger Sub, Lionheart may not terminate the BCA pursuant to this provision for so long as SMX, Parent or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by Lionheart to SMX and the End Date) or (g) by SMX if Lionheart has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by Lionheart, SMX may not terminate the BCA pursuant to this provision for so long as Lionheart continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by SMX to Lionheart and the End Date).

Termination of the SID

The SID may be terminated under certain customary and limited circumstances prior to 8:00 am on the Second Court Date (as defined in the SID), including: (a) by either party if the Scheme has not become Effective (as defined in the SID) on or before May 8, 2023 (the “End Date”); (b) by Lionheart if at any time prior to 8:00 am on the Second Court Date any member of the SMX Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of the transaction or otherwise makes a public statement indicating that such director no longer supports the transaction or (ii) recommends, supports or endorses a SMX Competing Transaction, (c) by SMX if at any time prior to 8:00 am on the Second Court Date any member of the Lionheart Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of certain proposals or otherwise makes a public statement indicating that such director no longer supports such proposals or (ii) recommends, supports or endorses a Lionheart Competing Transaction, (c) by Lionheart or SMX, on or prior to the Second Court Date, if the other party is in material breach of a term of the SID (other than a representation and warranty not being true) and such breach continues to exist 30 business days (or any shorter period ending on the Second Court Date) after notice thereof, (e) by SMX at any time prior to 8:00am on the Second Court Date if the SMX Board of Directors determinates, after giving effect to matching rights of Lionheart, that an SMX Competing Transaction is a SMX Superior Proposal (as defined in the SID), (f) under certain circumstances, when a condition to closing (including a condition regarding accuracy of each of SMX’s and Lionheart’s representations and warranties and the condition relating to approval of Lionheart stockholders ) is not satisfied, (h) if agreed in writing by Lionheart and SMX, and (g) if the BCA is terminated in accordance with its terms.

Other Agreements Related to the Business Combination Agreement

Lock-up Agreements

Prior to the Second Court Date, certain shareholders will enter into lock-up agreements (each, a “Lock-up Agreement”) with the Parent pursuant to which, among other things, such shareholders will agree not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Parent Shares beneficially owned by such shareholders immediately following the closing (the “Lock-Up”), other than Parent Shares transferred to a pledgee pursuant to a bona fide pledge after a default in the obligation secured by the pledge. Certain directors and officers of SMX and Lionheart will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) fourteen months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property, provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares that are subject to the Lock-Up will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date. Lionheart Equities, LLC, Lionheart’s sponsor, and its members (other than those members who enter into the fourteen month Lock-up Agreement referenced above) will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) six months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date. The form of Lock-up Agreement is attached to this proxy statement as Annex G.

Amended and Restated Sponsor Agreement

Lionheart entered into an amended and restated Sponsor Agreement (the “A&R Sponsor Agreement”) with Lionheart Equities, LLC (the “Sponsor”) and certain directors and officers of Lionheart (the “Insiders”) pursuant to which the Sponsor and Insiders have agreed to take, or not take, certain actions, including: (a) to vote any shares of common stock of Lionheart owned by it, him or her (all such shares of common stock, the “Covered Shares”) in favor of the Business Combination and each other related proposal related at the Lionheart stockholder meeting and any other special meeting of Lionheart’s stockholders called for the purpose of soliciting the approval of Lionheart’s stockholders in connection with the consummation of the Business Combination; (b) to vote the Covered Shares owned by it, him or her against any Lionheart Competing Transaction or change in the capitalization of Lionheart except as contemplated by the BCA and the SID, and (c) not redeem any Covered Shares owned by it, him or her for redemption in connection with such shareholder approval. The A&R Sponsor Agreement is attached to this proxy statement as Annex D.

Registration Rights Agreement

The BCA and the SID contemplates that, prior to the Second Court Date, the Parent, the Sponsor, certain Lionheart stockholders, and certain SMX shareholders will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) pursuant to which, among other things, the Parent will agree to undertake certain shelf registration obligations in accordance with the Securities Act, and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents. The A&R Registration Rights Agreement is attached to this proxy statement as Annex E.

Voting Agreement

Prior to the Second Court Date, the Parent and the Shareholders (as defined in the Voting Agreement) will enter into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, during the Term (as defined in the Voting Agreement) the Parent and the Shareholders have agreed to take all such action within its power as may be necessary or appropriate (including the Parent nominating or appointing certain persons and the Shareholders voting or providing a written consent or proxy, if applicable, in each case with respect to ordinary shares of the Parent) such that the board of directors of the Parent (a) consists of seven (7) members as set forth in the Voting Agreement and (b) is divided into three classes of directors, with each class serving for staggered three year terms. The Voting Agreement also provides for certain board observer rights and director indemnification obligations. The Voting Agreement is attached to this proxy statement as Annex F.

PIPE Subscription Agreements

We are actively pursuing to enter into the Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors will agree to subscribe for and purchase, and we will agree to issue and sell to such PIPE Investors, prior to or substantially concurrently with the closing of the Business Combination, up to $25 million in securities of the Company. The securities to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof. Currently, we have not confirmed whether the Sponsor, directors, officers or their affiliates will participate in the PIPE Financing nor are aware of any material differences in the terms and price of securities issued at the time of the IPO and the securities to be issued in connection with the PIPE financing at this time.

The closing of any PIPE Financing will be subject to customary conditions for a financing of this nature, including the substantially concurrent consummation of the Business Combination. The Subscription Agreements are expected to provide that the Company will grant the PIPE Investors customary registration rights with respect to any securities issued to such investors in connection with any PIPE Financing following the Closing.

2022 Incentive Equity Plan

Prior to the effectiveness of the registration statement, Parent’s board of directors and its shareholders will approve and adopt the SMX Public Limited Company 2022 Incentive Equity Plan (the “2022 Incentive Equity Plan”) which will reserve for grant a number of Parent Shares equal to 15% of the number of issued and outstanding Parent Shares immediately after the closing of the Business Combination. Additionally, pursuant to the 2022 Incentive Equity Plan, the Parent Shares reserved for issuance thereunder will automatically increase annually by 5% on the first day of each fiscal year beginning with the 2023 fiscal year. The 2022 Incentive Equity Plan is attached to this proxy statement as Annex J.

Recent Developments

In August 2022, SMX entered into a Standby Equity Facility to raise up to US $1,400,000 (AU$ 2,000,000) for the period until October 31, 2022. Under the Standby Equity Facility, SMX retains full control of the subscription process, with the discretion as to whether to request share placements, the timing of the share placements and the maximum number of shares to be requested to be issued under each placement; the purchase price per SMX share is of 91.5% of the of the volume weighted average price of SMX’s shares during the relevant valuation period with a floor price of AU$ 0.17 (approximately US$ 0.12).

SMX and Parent entered into term sheets dated August 24, 2022 and September 05, 2022, with three private investors and entered into a note dated September 06, 2022 (the “Warrants Bridge Loan”), with one of such private investors, which investors agreed to lend SMX and Parent an aggregated term sheets amount of $3,760,000 against 10% interest per annum (paid quarterly in arrears) with 50% of the loan to be repaid with interest on the first anniversary of the date of issue and 50% on the earlier of (i) the second anniversary of the date of issue, and (ii) a change in control event (which does not include the Business Combination). It has also been agreed that each investor will receive 200,000 warrants to subscribe for Parent Shares, 50,000 bonus warrants and a first priority security interest in the shares of SMX’s interest in trueGold Consortium Pty Ltd. The investors may redeem part of the warrants at closing of the Business Combination against 50% of the amount lent.

Interests of Certain Persons in the Business Combination

The Sponsor and our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Proposals. As a result of such interests, the Sponsor and our directors and officers may be incentivized to complete a business combination with a less favorable combination partner or on terms less favorable to Company Public Stockholders rather than fail to complete a business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) (or such later date as may be approved by the Company’s stockholders) and be forced to liquidate and dissolve the Company. These interests include:

•	the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combination;

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the fact that Ophir Sternberg, Roger Meltzer and Thomas Hawkins will serve as directors of the Post-Combination Company. Ophir Sternberg, Roger Meltzer and Thomas Hawkins are affiliated with the Company. Ophir Sternberg currently serves as the Company’s Chairman, President and Chief Executive Officer and Roger Meltzer and Thomas Hawkins currently serve as directors of the Company;

•

the fact that the Sponsor paid an aggregate of $25,000 for 2,875,000 Founder Shares in January 2021. Without giving effect to the sales or transfer of Founder Shares to the Underwriters and in connection with the IPO to certain insiders, the remaining 3,125,000 Founder Shares will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $31,250,000 but, given the restrictions on such shares, we believe such shares have less value;

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the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) (or such later date as may be approved by the Company’s stockholders);

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the fact that the Sponsor paid an aggregate of $2,000,000 for 2,000,000 Company Private Warrants to purchase shares of Class A Common Stock and such Company Private Warrants will expire worthless if a business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period);

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the fact that the Sponsor paid an aggregate of $2,750,000 for Company Private Units comprised of 275,000 shares of Class A Common stock and 137,500 Company Private Warrants to purchase shares of Class A Common Stock and that such Company Private Warrants will expire worthless if a business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period);

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the continued right of the Sponsor to hold Class A Common Stock and the shares of Class A Common Stock to be issued to the Sponsor upon exercise of its Company Private Warrants following the Business Combination, subject to certain lock-up periods;

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if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Company Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

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the Sponsor (including its representatives and affiliates) and the Company directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to the Company. For example, each of the Company’s officers may be considered an affiliate of the Sponsor, which is a blank check company incorporated for the purpose of effecting their respective initial business combinations. The Sponsor and the Company’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to the Company completing its initial business combination. Moreover, certain of the Company’s directors and officers have time and attention requirements for certain other companies. The Company’s directors and officers also may become aware of business opportunities which may be appropriate for presentation to the Company and the other entities to which they owe certain fiduciary or contractual duties.

Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in the Company’s favor and such potential business opportunities may be presented to other entities prior to their presentation to the Company, subject to applicable fiduciary duties. The Existing Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. For more information, see “Management of the Company — Conflicts of Interests.”

•	the fact that Ophir Sternberg has certain business dealings tied to shares of the Post-Combination Company. For more information, see “Certain Relationships and Related Person Transactions”;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that the Sponsor and our directors and officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period). The approximate value of Sponsor’s interest in the Post Combination Company is $34,000,000 million, consisting of 3,400,000 shares of Class B Common Stock at a price of $10.00 per share, which will automatically convert into Shares of Class A Common Stock at the Closing of the Business Combination. The cost basis of this investment was approximately $4,780,000, consisting of 3,125,000 Founder Shares at $0.008, per share, or $25,000, 275,000 private placement units at $10.00 per unit, or $2,750,000, plus 2,000,000 private warrants at a price of $1.00 per warrant, or $2,000,000;

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that, at the closing of the Business Combination we will enter into the amended and restated registration rights agreement (“Registration Rights Agreement”), substantially in the form attached as Annex E to this proxy statement/prospectus, with the Sponsor and our directors and officers, which provides for registration rights to such persons and their permitted transferees;

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that, Ophir Sternberg entered into a chairman agreement (“Chairman Agreement”), with Parent and Faquiry Diaz entered into an independent contractor agreement, with Parent, which provides for certain services to the Post-Combination Company and a grant of restricted stock units in the Post-Combination Company; and

•	that, each independent director of the Post-Combination Company will be granted restricted stock units in the Post-Combination Company.

Reasons for the Approval of the Business Combination

In reaching its unanimous resolution (i) determining that the BCA, the SID and the transactions contemplated thereby, including the Business Combination and the issuance of shares in connection therewith, are fair and advisable to, and in the best interests of, the Company and its stockholders and (ii) recommending that Company stockholders adopt the BCA and the SID and approve the Business Combination and the other transactions contemplated by the BCA and the SID, the Lionheart Board consulted with the Company’s legal and financial advisors in connection with its evaluation of the BCA, the SID and the Business Combination, reviewed the results of due diligence conducted by the Company’s management, together with its legal and financial advisors and considered a range of factors, including, but not limited to, the factors discussed below. In light of the large number and wide variety of factors considered in connection with its evaluation of the Business Combination, the Lionheart Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The Lionheart Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

The officers and directors of Lionheart have substantial experience with mergers and acquisitions and in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds enabled them to make the necessary analyses and determinations regarding the Business Combination with SMX. In analyzing the Business Combination, the Lionheart Board conducted due diligence on the Company and researched the industry in which it operates and concluded that the Business Combination was in the best interest of stockholders.

In the prospectus for the IPO, the Company identified general criteria and guidelines that the Company believed would be important in evaluating prospective target businesses. The Company indicated its intention to acquire companies that it believes possess the following characteristics:

•	consider reasonably accepted valuation standards and methodologies to seek businesses, as determined in the sole discretion of the Company’s officers and directors.

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businesses that have generated attractive unit economics at scale, have established and growing revenue streams. The Company did not expect to acquire startup companies, companies with speculative business plans or companies that are excessively leveraged.

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businesses that have a leading, growing or unique niche market position in their respective sectors. The Company expected to analyze the strengths and weaknesses of target businesses relative to their competitors and seek to invest in one or more businesses that demonstrate advantages when compared to their competitors, including capable management team, defensible proprietary technology, strong adoption rates and relevant domain expertise.

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businesses that have experienced management teams or those that provide a platform to assemble an effective and capable management team. The Company expected to focus on management teams with a track record of driving revenue growth and creating value for their stockholders.

•	businesses that will benefit from being publicly listed and can effectively utilize the broader access to capital and the public profile to grow and accelerate shareholder value creation.

•	companies that have a leading or niche market position and that demonstrate advantages when compared to their competitors, which may help to create barriers to entry against new competitors.

•	businesses that have historically generated, or has the near-term potential to generate, strong and sustainable free cash flow.

In considering the Business Combination, the Lionheart Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the BCA, the SID and the transactions contemplated thereby, including, but not limited to, the following factors (not necessarily in order of relative importance):

•

Reasonableness of the aggregate consideration to be paid to the Stockholders under the BCA and the SID. Following a review of the financial data provided to the Company, including certain unaudited prospective financial information of SMX (including, where applicable, the assumptions underlying such unaudited prospective financial information) and the Company’s due diligence review of SMX’s business, the Lionheart Board determined that (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). In this context “reasonable” means (i) given the uniqueness of the SMX business model, that the work done by the third party due diligence advisors supported the “reasonableness” of the assumptions used to validate the business model, (ii) that the variables considered by the Lionheart Board in relation to the financial analysis for the SMX business were a reasonable basis to compute the valuation, and (iii) given the inherent uncertainties in any long-term projections, particularly in a business like SMX’s where there is limited historical financial information to extrapolate.

•

Due Diligence. The Company’s management and advisors conducted due diligence examinations of SMX, including: commercial, financial, legal and regulatory due diligence, and extensive discussions with SMX’s management and the Company’s management and legal advisors concerning such due diligence examinations of SMX.

•

Industry and Trends. SMX’s business is based in a blockchain and technology industry focused on supply chain integrity, and that the Lionheart Board considers attractive, and which, following a review of industry trends and other industry factors (including, among other things, historic and projected market growth), the Lionheart Board believes has continued growth potential in future periods.

•

Opportunity to introduce an attractive asset class to public investors that has historically been transacted in non-US public market settings. The Company’s belief that recent transactions involving SPACs indicate a market trend to bring companies with novel business models and innovative asset classes to the US public markets.

•

Negotiated Transaction. The Lionheart Board considered the terms and conditions of the BCA, the SID and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by both the Company and SMX to complete the Business Combination. The Lionheart Board also considered the financial and other terms of the Business Combination and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between SMX and the Company.

•

Other Alternatives. After a review of other business combination opportunities reasonably available to the Company, the Lionheart Board believes that the proposed Business Combination represents the best potential business combination reasonably available to the Company taking into consideration, among other things, the timing and likelihood of accomplishing the goals of any alternatives.

•

Post-Closing Governance. The fact that the Sponsor had negotiated the right to nominate three members of the Board following the Business Combination, which the Lionheart Board believes will allow for the Post-Combination Company to benefit from the Sponsor’s professional relationships to identify potential board members that will have appropriate industry and/or financial knowledge and professional experience to oversee the Post-Combination Company and drive returns for stockholders.

•

Limitations of Review. The Lionheart Board considered what they were presented and did obtain a fairness opinion from Scura Partners. The opinion confirmed (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). Additionally, the opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX.

The Lionheart Board also considered various uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•	Benefits May Not Be Achieved. The potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

•

Regulation. The risk that changes in the regulatory and legislative landscape or new industry developments may adversely affect the projected financial results and the other business benefits anticipated to result from the Business Combination.

•	Stockholder Vote. The Company’s stockholders may fail to approve the proposals necessary to effect the Business Combination.

•

Closing Conditions. The completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control, including the receipt of certain required regulatory approvals.

•

Litigation Related to the Business Combination. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•	Listing Risks. The challenges associated with preparing SMX, for the applicable disclosure and listing requirements to which SMX will be subject as a publicly traded company.

•	Market Volatility: The possibility that the SPAC market experiences volatility and disruptions, causing deal disruption.

•

Liquidation. The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period).

•

Fees and Expenses. The fees and expenses associated with completing the Business Combination. In addition, the Lionheart Board considered the fact that the Underwriters have contingent fees owing to it upon the successful completion of the Business Combination, consisting of deferred underwriting fees of approximately $4,375,000.

In addition to considering the factors described above, the Lionheart Board also considered other factors, including, without limitation:

•	Interests of Certain Persons. The Sponsor, our officers and certain of our directors may have interests in the Business Combination (see “— Interests of Certain Persons in the Business Combination”).

•	Other Risk Factors. Various other risk factors associated with the business of SMX, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

•

Fairness Opinion. Scura Partners LLC provided its Fairness Opinion to the Lionheart Board that, subject to the assumptions, qualifications, limitations and other matters set forth in the opinion, (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). Additionally, the opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX.

The Lionheart Board concluded, in its business judgment, that the potential benefits that it expects the Company and its stockholders to achieve as a result of the Business Combination outweigh the potentially negative and other factors associated with the Business Combination. Accordingly, the Lionheart Board unanimously determined that the Business Combination and the transactions contemplated by the BCA and the SID are fair and advisable to, and in the best interests of, the Company and its stockholders.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of common stock at the close of business on, January 6, 2023, the Record Date for the Special Meeting. Stockholders are entitled to one vote for each share of common stock owned at the close of business on the Record Date. If stockholders’ shares are held in “street name” or are in a margin or similar account, stockholders should contact their broker, bank, or other nominee to ensure that votes related to the shares they beneficially own are properly counted. On the Record Date, there were 16,025,000 shares of common stock outstanding, of which 12,500,000 were Public Shares, 3,125,000 were Founder Shares and 400,000 were Private Shares.

Redemption Rights

If you are a holder of Company Public Shares, you have the right to demand that the Company redeem such shares for a pro rata portion of the cash held in the Trust Account, which holds the proceeds of the IPO, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes) upon the Closing.

Impact of the Business Combination on Parent’s Public Float

It is anticipated that, upon completion of the Business Combination, (i) Lionheart’s existing Stockholders, including the Sponsor, will own approximately 54.27% of the issued and outstanding Parent Shares.

The following table illustrates the ownership levels in Parent (excluding the impact of shares underlying the Company Public Warrants) immediately after the Closing based on each of the scenarios indicated:

	No Redemption Scenario		25% Redemption Scenario		75% Redemption Scenario		Maximum Redemption Scenario
	Shares	%	Shares	%	Shares	%	Shares	%
Shares Outstanding At Business Combination (Actual)
Class A – Company Public Stockholders and holders of Company Private Shares	12,500,000	35.99%	9,375,000	29.66%	3,125,000	12.33%	1,500,000	6.32%
Class B – Company Initial Stockholders (including the Underwriters)	3,525,000	10.15%	3,525,000	11.16%	3,525,000	13.90%	3,525,000	14.86%
Total Lionheart	16,025,000	46.14%	12,900,000	40.82%	6,650,000	26.23%	5,025,000	21.18%
Shares Issuable to SMX Shareholders	18,704,153	53.86%	18,704,153	59.18%	18,704,153	73.77%	18,704,153	78.82%
Total SMX	18,704,153	53.86%	18,704,153	59.18%	18,704,153	73.77%	18,704,153	78.82%
Total Shares at Closing	34,729,153	100%	31,604,153	100%	25,354,153	100%	23,729,153	100%

The following table illustrates the ownership levels in Parent (including all possible sources of dilution) immediately after the Closing based on each of the scenarios indicated:

	No Redemption Scenario		25% Redemption Scenario		75% Redemption Scenario		Maximum Redemption Scenario
	Shares	%	Shares	%	Shares	%	Shares	%
Shares Outstanding At Business Combination (Diluted)
Class A – Company Public Stockholders	12,500,000	27.71%	9,375,000	22.33%	3,125,000	8.75%	1,500,000	4.40%
Shares Issuable Upon Exercise of Public Warrants	6,250,000	13.86%	6,250,000	14.89%	6,250,000	17.49%	6,250,000	18.33%
Company Public Stockholders	18,750,000	41.57%	15,625,000	37.22%	9,375,000	26.24%	7,750,000	22.73%
Class B – Company Initial Stockholders (including the Underwriters)	3,525,000	7.81%	3,525,000	8.40%	3,525,000	9.87%	3,525,000	10.34%
Shares Issuable Upon Exercise of Sponsor Warrants	2,200,000	4.88%	2,200,000	5.24%	2,200,000	6.16%	2,200,000	6.45%
Company Initial Stockholders (including the Underwriters)	5,725,000	12.70%	5,725,000	13.64%	5,725,000	16.03%	5,725,000	16.79%
Total Lionheart	24,475,000	54.26%	21,350,000	50.86%	15,100,000	42.27%	13,475,000	39.52%
Shares Issuable to SMX Shareholders	18,704,153	41.47%	18,704,153	44.56%	18,704,153	52.36%	18,704,153	54.85%
Shares Issuable Upon Exercise of SMX ESOP	1,295,847	2.88%	1,295,847	3.09%	1,295,847	3.62%	1,295,847	3.80%
Total SMX	20,000,000	44.35%	20,000,000	47.65%	20,000,000	55.98%	20,000,000	58.65%
Shares Issuable Upon Exercise of Empatan Warrants Bridge Loan	625,000	1.39%	625,000	1.49%	625,000	1.75%	625,000	1.83%
Total Shares at Closing	45,100,000	100%	41,975,000	100%	35,725,000	100%	34,100,000	100%

For more information, see the section entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information.”

The following table illustrates effective underwriting fee per share (assuming a $10.00 per share price) incurred and payable upon the completion of the Business Combination and as a percentage of 12,500,000 shares of Class A Common Stock subject to redemption, assuming no redemptions, 25% redemptions, 75% redemptions and the maximum redemptions by the Public Stockholders:

	Redemption Threshold
	No Redemptions		25% Redemptions		75% Redemptions		Maximum Redemptions
	$/share	%	$/share	%	$/share	%	$/share	%
Underwriting fee	$0.35	3.5%	$0.47	4.7%	$1.40	14%	$2.92	29.2%

Organizational Structure

SMX has four wholly-owned subsidiaries: Security Matters Ltd. (Israel), Security Matters France (France), Security Matters Canada Ltd. (Canada) and SMX Beverages Pty Ltd. (Australia), along with owning 50% of Yahaloma Technologies Inc. (Canada) and 44.4% of trueGold Consortium Pty Ltd. (Australia).

Board of Directors of Parent Following the Business Combination

Following the Closing, the Board will consist of the following seven members: Amir Bader, Haggai Alon, Ophir Sternberg, Pauline Khoo, Roger Meltzer, Thomas Hawkins and Zeren Browne. In addition, following the Closing, we expect that a majority of the directors will be “independent” under applicable Nasdaq listing rules. See “Management of the Post-Combination Company Following the Business Combination” for more information.

Appraisal or Dissenters’ Rights

Holders of our Class A Common Stock are not entitled to appraisal rights in connection with the Business Combination under the DGCL. Holders of our Class B Common Stock have appraisal rights in certain circumstances as provided for under the DGCL.

Recommendation of the Lionheart Board

The Lionheart Board has unanimously determined that the Business Combination, on the terms and conditions set forth in the BCA and the SID, is fair and advisable to, and in the best interests of, the Company and its stockholders and has directed that the Proposals set forth in this proxy statement/prospectus be submitted to its stockholders for approval at the Special Meeting on the date and at the time and place set forth in this proxy statement/prospectus. The Lionheart Board unanimously recommends that Company stockholders vote “FOR” the Business Combination Proposal, and “FOR” the Adjournment Proposal, if presented. See “Lionheart’s Board of Directors’ Reasons for Approval of the Business Combination” beginning on page 125.

In considering the Business Combination, the Lionheart Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the BCA and the SID and the transactions contemplated thereby, including, but not limited to, the following factors (not necessarily in order of relative importance):

•

Following a review of the financial data provided to the Company, including certain unaudited financial information and models regarding SMX (including, where applicable, the assumptions underlying such unaudited financial information and models) and the Company’s due diligence review of SMX’s business, the Lionheart Board determined that the consideration to be paid to SMX shareholders was reasonable in light of such data and financial information.

•

Scura Partners delivered an opinion to the Lionheart Board to the effect that, as of the date of such opinion, and subject to and based on the assumptions, limitations, qualifications, conditions and other matters set forth therein, that (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account).

•

The Company’s management and advisors conducted due diligence examinations of SMX, including: commercial, financial, legal and regulatory due diligence, and extensive discussions with SMX’s management and the Company’s management and legal advisors concerning such due diligence examinations of SMX.

•

The agreement by Mr. Alon to be subject to a post-Closing lockup in respect of his Parent Shares, subject to certain exceptions, and to enter into an employment agreement with the Post-Combination Company, which is expected to provide important stability to the leadership and governance of SMX.

•

The terms and conditions of the BCA, the SID and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by both the Company and SMX to complete the Business Combination.

•

After a review of other business combination opportunities reasonably available to the Company, the Lionheart Board believes that the proposed Business Combination represents the best potential business combination reasonably available to the Company taking into consideration, among other things, the timing and likelihood of accomplishing the goals of any alternatives.

The Lionheart Board also considered various uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•	Haggai Alon is a key business driver of SMX and the success of SMX remains highly dependent on his continued involvement.

•	The potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

•	The Company’s stockholders may fail to approve the proposals necessary to effect the Business Combination.

•

The completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control, including the receipt of certain required regulatory approvals.

•

The Company Public Stockholders will hold a minority position in the Post-Combination Company (approximately 27.72%, assuming (1) the no redemption scenario and (2) that the holders of the Company’s existing Company Public Warrants and Company Private Warrants exercise those warrants), as such, the Company’s current stockholders are unlikely to have an influence on the management of the Post-Combination Company. Such ownership percentage will be affected by the level of redemptions by Company Public Stockholders and the exercise of outstanding warrants. See “Summary of the Proxy Statement/Prospectus — Impact of the Business Combination on Parent’s Public Float”.

•

The challenges associated with preparing SMX, which is an Australian public company, for the applicable disclosure and listing requirements to which SMX will be subject as a publicly traded company in the United States.

•	The possibility that the SPAC market experiences volatility and disruptions, causing deal disruption.

•

The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period).

•

The fees and expenses associated with completing the Business Combination. In addition, the Lionheart Board considered the fact that the Underwriters have contingent fees owing to the upon the successful completion of the Business Combination, consisting of deferred underwriting fees of approximately $4,375,000.

In addition to considering the factors described above, the Lionheart Board also considered other factors, including, without limitation the fact that some officers and directors of the Company may have interests in the Business Combination (see “The Business Combination — Interests of the Lionheart’s Directors and Executive Officers in the Business Combination” beginning on page 128) and various other risk factors associated with the business of SMX, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

Opinion of Scura Partners

Lionheart retained Scura Partners to evaluate the fairness, from a financial point of view, to SMX Shareholders of the merger consideration to be paid to such holders in the transaction. On July 24, 2022, Scura

Partners rendered its opinion to the Lionheart Board, which provided that, as of that date and based on and subject to the assumptions, qualifications and other matters set forth therein, (i) the consideration in the Transactions is fair from a financial point of view to the Company, (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account) and (iii) the Transaction is fair to all of Lionheart Stockholders and SMX Shareholders, collectively as a group, as opposed to shareholders that are unaffiliated with the Sponsor and its affiliates.

The full text of Scura Partners’ written fairness opinion, dated July 24, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is included as Annex H to this proxy statement/prospectus and is incorporated by reference herein in its entirety. The summary of Scura Partners’ opinion is included in the section of this proxy statement/prospectus entitled “Opinion of Scura Partners” beginning on page 38. You are encouraged to read Scura Partners’ opinion and that section carefully and in their entirety. Scura Partners’ opinion was provided for the benefit of the Lionheart Board (in its capacity as such) and Scura Partners’ opinion was rendered to the Lionheart Board in connection with the Lionheart Board’s evaluation of the transaction. Scura Partner’s opinion did not address the relative merits of the transaction as compared to any other transaction or business strategy in which Lionheart might engage or the merits of the underlying decision by Lionheart to engage in the transaction. Scura Partners’ opinion was not intended to and does not constitute a recommendation to any Lionheart stockholder as to how such stockholder should vote or act with respect to the transaction or any matter relating thereto.

For a summary of Scura Partner’s opinion and the methodology that Scura Partners used to render its opinion, see the section entitled “Summary of the Proxy Statement/Prospectus — Opinion of Scura Partners” of this proxy statement/prospectus for additional information.

Lionheart’s Special Meeting of Stockholders

The Special Meeting will be held at 1:00 p.m. Eastern Time, on January 30, 2023 in virtual format. The Special Meeting can be accessed by visiting https://www.cstproxy.com/lionheartiii/2023, where Company stockholders will be able to listen to the meeting live and vote during the meeting. Additionally, Company stockholders have the option to listen to the Special Meeting by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 4747463#, but please note that Company stockholders who choose to participate telephonically cannot vote or ask questions. Please note that you will only be able to access the Special Meeting by means of remote communication. At the Special Meeting, Company stockholders will be asked to vote on the Business Combination Proposal and, if necessary, the Adjournment Proposal.

Stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of common stock at the close of business on January 6, 2022, the Record Date for the Special Meeting. Stockholders are entitled to one vote for each share of common stock owned at the close of business on the Record Date. If stockholders’ shares are held in “street name” or are in a margin or similar account, stockholders should contact their broker, bank, or other nominee to ensure that votes related to the shares they beneficially own are properly counted. On the Record Date, there were 16,025,000 shares of common stock outstanding, of which 12,500,000 were Company Public Shares, 3,125,000 were Founder Shares and 400,000 were Company Private Shares.

A quorum of Company stockholders is necessary to hold a valid Special Meeting. A majority of the voting power of the common stock entitled to vote at the Special Meeting must be present, in person or represented by proxy at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Underwriters, the Sponsor and our directors and officers, who collectively currently own 22.0% of the issued and outstanding shares of common stock, will count towards this quorum. As of the Record Date for the Special Meeting, 8,012,501 shares of common stock would be required to be present in person or represented by proxy to achieve a quorum.

The Company has entered into a letter agreement with the Sponsor and our directors and officers pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by it, him or her in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases. As a result, in addition to the shares of common stock held by the Sponsor and its officers and directors, Lionheart may need only 4,612,501, or 36.9% (assuming all outstanding shares are voted), or approximately 4.85% (assuming only the minimum number of shares representing a quorum are voted), of the Class A Common Stock to be voted in favour of the Business Combination in order to have the Business Combination approved. The Proposals presented at the Special Meeting will require the following votes:

•

The Business Combination Proposal: The approval of the Business Combination Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Business Combination Proposal, will have no effect on the Business Combination Proposal. Company stockholders must approve the Business Combination Proposal in order for the Business Combination to occur.

•

The Adjournment Proposal: The approval of the Adjournment Proposal, if presented, requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Adjournment Proposal, will have no effect on the Adjournment Proposal. The Business Combination is not conditioned on the approval of the Adjournment Proposal.

Nasdaq Listing

The Class A Common Stock, the Company Public Warrants and the Company Public Units are currently listed on Nasdaq under the symbols “LION,” “LIONW” and “LIONU,” respectively. Upon the closing of the Business Combination, we intend to apply to list the ordinary shares and warrants of Parent on NASDAQ under the new ticker symbols “SMX” and “SMXW”, respectively, and SMX shall cease to be quoted on the ASX. At the Closing, each Unit will separate into its components, comprising one share of Parent Share and one-half of one Parent Warrant.

Material Tax Considerations

For a detailed discussion of certain U.S. federal income tax consequences of the Business Combination, see the sections titled “Certain Material U.S. Federal Income Tax Considerations” in this proxy statement/prospectus.

Anticipated Accounting Treatment of the Transactions

Since the Parent and Lionheart are not businesses as defined in IFRS 3, the transaction is not a business combination. Based on IFRS 3’s provisions, such a transaction is accounted for in the consolidated financial statements of the Parent (the legal acquirer) as a continuation of the financial statements of SMX (the legal acquiree), together with a deemed issuance of shares by SMX at fair value and a re-capitalization of its equity. This deemed issuance of shares is in fact both an equity transaction under IAS 32 (receiving the net assets of Lionheart, primarily cash) and an equity-settled share-based payment transaction under IFRS 2 (receiving the listing status of the Parent/Lionheart). The difference between the fair value of the shares deemed to have been issued by SMX and the fair value of Lionheart’s identifiable net assets represents a payment for the service of obtaining a stock exchange listing for its shares and a cost of raising capital. Transaction costs are allocated on a relative fair value basis of the amounts allocated to each equity transaction as mentioned above, such that the amount attributed to the equity transaction is deducted from equity and the amount attributed to the listing service is charged as expense in profit or loss. For purposes of the unaudited pro forma condensed combined financial information, it is assumed that the fair value of each individual SMX ordinary share issued to Lionheart Stockholder is equal to the fair value of each individual SMX ordinary share resulting from the $200 million proforma combined enterprise value assigned to SMX in the Business Combination Agreement.

Summary Risk Factors

In evaluating the proposals set forth in this proxy statement/prospectus, you should carefully read this proxy statement/prospectus, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors”

Some of the risks related to the Transactions, Lionheart and SMX are summarized below:

Risks related to the Company and the Business Combination

•	Lionheart may not have sufficient funds to consummate the business combination.

•	If Lionheart’s stockholders fail to properly demand redemption rights, they will not be entitled to redeem their Lionheart Class A common shares for a pro rata portion of the trust account.

•	The Business Combination remains subject to conditions that Lionheart cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

•	Lionheart may waive one or more of the conditions to the Business Combination.

•

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the BCA and the SID may result in a conflict of interest when determining whether such changes to the terms of the BCA and the SID or waivers of conditions are appropriate and in the best interests of the Lionheart stockholders.

•	Termination of the BCA and the SID could negatively impact SMX and Lionheart.

•	Lionheart and SMX will incur significant transaction and transition costs in connection with the Business Combination.

•

If Lionheart is unable to complete an initial business combination, Lionheart’s Company Public Stockholders may receive only approximately $10.10 per share on the liquidation of the Trust Account (or less than $10.10 per share in certain circumstances where a third party brings a claim against Lionheart that the Sponsor is unable to indemnify), and Lionheart’s warrants will expire worthless.

•

Subsequent to Lionheart’s completion of the Business Combination, Lionheart may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on Lionheart’s financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

•

Our warrant agreement will designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.

•

Parent’s Shares may not be listed on a national securities exchange after the Business Combination, which could limit investors’ ability to make transactions in such securities, subject Parent to additional trading restrictions, and subject Parent’s security holders to Irish stamp tax upon securities transfers.

•	The stock price of the Parent Shares may be volatile.

•

The trading market in the Parent Shares may become substantially less liquid than the average trading market for a stock quoted on Nasdaq following the consummation of the business combination, and this low trading volume may adversely affect the price of the Parent Shares.

•

Parent may issue additional Parent Shares or other equity securities without seeking approval of the Parent shareholders, which would dilute your ownership interests and may depress the market price of the Parent Shares.

•	Future resales of the Parent Shares issued in connection with the transactions may cause the market price of the Parent Shares to drop significantly, even if SMX’s business is doing well.

•

Lionheart stockholders may decide to sell their Lionheart securities or Parent Shares, which could cause a decline in their market prices and the value of the Parent Shares after consummation of the transactions.

•	Because the market price of Parent Shares may fluctuate, Lionheart stockholders cannot be sure of the value of the Parent Shares they will receive in the transactions.

•

There may be less publicly available information concerning Parent than there is for issuers that are not foreign private issuers because it is anticipated that Parent will be considered a foreign private issuer and will be exempt from a number of rules under the Exchange Act and will be permitted to file less information with the SEC than issuers that are not foreign private issuers and Parent, as a foreign private issuer, will be permitted to follow home country practice in lieu of the listing requirements of Nasdaq, subject to certain exceptions.

•

Parent may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses. This would subject Parent to GAAP reporting requirements which may be difficult for it to comply with.

•

As a “foreign private issuer” under the rules and regulations of the SEC, the Parent is permitted to, and will, file less or different information with the SEC than a company incorporated in the United States or otherwise subject to these rules, and will follow certain home country corporate governance practices in lieu of certain Nasdaq requirements applicable to U.S. issuers.

•

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about Parent’s business, the market price of the Parent Shares and trading volume could decline.

•

Upon completion of the business combination, Lionheart stockholders will become Parent shareholders, Lionheart warrant holders will become holders of Parent Warrants, and the market price for the Parent Shares may be affected by factors different from those that historically have affected Lionheart.

•	The business combination may be completed even though material adverse effects may result from the announcement of the business combination, industry-wide changes and other causes.

•	Delays in completing the business combination may substantially reduce the expected benefits of the business combination.

•

The proposed business combination with SMX may be delayed or ultimately prohibited since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”). However, we believe it is unlikely that the Business Combination would be subject to CFIUS jurisdiction or impacted by a CFIUS review.

•

Parent has no operating history. The unaudited pro forma condensed combined financial information may not be an indication of Parent’s financial condition or results of operations following the business combination, and accordingly, you have limited financial information on which to evaluate Parent and your investment decision.

•	Failure to effectively retain, attract and motivate key employees could diminish the anticipated benefits of the business combination.

•	The fairness opinion delivered by Scura Partners will not reflect changes in circumstances between the date of the BCA and the SID and the completion of the business combination.

•	Lionheart and SMX will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

•	Parent is an “emerging growth company” and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make the Parent Shares less attractive to investors.

•

Parent may need additional capital in the future to meet its financial obligations and to pursue its business objectives. Additional capital may not be available on favorable terms, or at all, which could compromise Parent’s ability to meet its financial obligations and grow its business.

•

Parent will incur significant costs and devote substantial management time as a result of being subject to reporting requirements in the United States, which may adversely affect the operating results of Parent in the future.

•

Because Parent currently does not have plans to pay cash dividends on the Parent Shares, you may not receive any return on investment unless you sell your Parent Shares for a price greater than that which you paid for Lionheart Class A Common Stock.

•	An active trading market of the Parent Shares may not be sustained and investors may not be able to resell their Parent Shares at or above the price for which they purchased the Lionheart securities.

•	The trading price of the Parent Shares may be volatile, and holders of the Parent Shares could incur substantial losses.

•	Lionheart and Parent may be targets of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the transaction from being completed.

•	Parent’s management has limited experience in operating a public company in the United States.

•	There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq.

•

Lionheart has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that Lionheart will be unable to continue as a going concern if it does not consummate an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period). If Lionheart is unable to effect an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), it will be forced to liquidate and its warrants will expire worthless.

•	Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

•	Future changes in U.S. and foreign tax laws could adversely affect Parent.

•	Past performance by members of our management team, may not be indicative of future performance of an investment in the Company or the Post-Combination Company.

•	We may be unable to obtain additional financing to fund the operations and growth of the Post-Combination Company.

•	Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, investments and results of operations.

•

The Company’s and SMX’s ability to consummate the Business Combination, and the operations of the Post-Combination Company following the Business Combination, may be materially adversely affected by the COVID-19 pandemic.

•	Because Parent will become a public reporting company by means other than a traditional underwritten initial public offering, Parent’s shareholders may face additional risks and uncertainties.

•

We have not registered the shares of Class A Common Stock issuable upon exercise of the Public Warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise Company Public Warrants, thus precluding such investor from being able to exercise its Company Public Warrants except on a cashless basis and potentially causing such Parent Warrants to expire worthless.

•

We may amend the terms of the Company Public Warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then-outstanding Company Public Warrants. As a result, the exercise price of a holder’s Company Public Warrants could be increased, the exercise period could be shortened and the number of shares of the Company’s Common Stock purchasable upon exercise of a Company Public Warrant could be decreased, all without the approval of that warrant holder.

•	We may redeem unexpired Company Public Warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making such warrants worthless.

•	Because each Public Unit contains one-half of one Public Warrant and only a whole Public Warrant may be exercised, the Public Units may be worth less than Public Units of other blank check companies.

•	Warrants will become exercisable for our Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

•	Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

•

Our internal control over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

•	The Company’s stockholders may be held liable for claims by third parties against the Company to the extent of distributions received by them.

Risks related to Tax

•

The enactment of legislation implementing changes in taxation of international business activities, the adoption of other corporate tax reform policies, or changes in tax legislation or policies could impact Parent’s future financial position and results of operations.

•

U.S. holders that directly or indirectly own 10% or more of our equity interests may be subject to adverse U.S. federal income tax consequences under rules applicable to U.S. shareholders of “controlled foreign corporations.”

•	Parent’s U.S. shareholders may suffer adverse tax consequences if Parent is classified as a “passive foreign investment company.”

•	The Internal Revenue Service may not agree that Parent should be treated as a non-U.S. corporation for U.S. federal income tax purposes.

•

Section 7874 of the Code may limit the ability of Lionheart to use certain tax attributes following the Business Combination, increase Parent’s U.S. affiliates’ U.S. taxable income or have other adverse consequences to Parent and Parent’s shareholders.

•	The Business Combination may be treated as a taxable exchange to holders of Company Public Shares or Company Public Warrants.

•	The Excise Tax included in the Inflation Reduction Act of 2022 may impose a significant tax liability on the Company after the Business Combination.

Risks related to Irish Law

•

The Post-Combination Company does not intend to pay dividends for the foreseeable future, but if the Post-Combination Company pays dividends, such dividends may be subject to Irish dividend withholding tax or Irish income tax, and certain transfers of Parent Shares and Parent Warrants may be subject to Irish capital acquisitions tax or stamp duty.

•

Irish law differs from the laws in effect in Australia and the United States, and there will be differences between your current rights as a holder of the Company securities and the rights one can expect as a holder of the Post-Combination Company securities, some of which may adversely affect you.

•

Provisions in the Parent Amended and Restated Memorandum and Articles of Association and under Irish law could make an acquisition of the Post-Combination Company more difficult, may limit attempts by the Post-Combination Company shareholders to replace or remove the Post-Combination Company’s management, may limit shareholders’ ability to obtain a favorable judicial forum for disputes with the Post-Combination Company or the Post-Combination Company’s directors, officers, or employees, and may limit the market price of the Parent Shares and/or the Parent Warrants.

Risks related to the business and operations of Parent following the Transaction

•

The Post-Combination Company will incur significant increased expenses and administrative burdens as a public company, which could materially and adversely affect its business, results of operations, financial condition, and growth prospects.

•

If the Post-Combination Company fails to maintain an effective system of disclosure controls and internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.

•	The Parent’s management has limited experience as executive officers of a U.S. public company.

•	A market for the Post-Combination Company’s securities may not continue, which would adversely affect the liquidity and price of its securities.

Other Risks Associated with the Business of Parent

•

Lionheart stockholders may not realize a benefit from the Business Combination and any potential Pipe Financing commensurate with the ownership dilution they will experience in connection with the merger and the any potential PIPE Financing.

SELECTED HISTORICAL FINANCIAL DATA OF LIONHEART

The following table contains summary historical financial information for Lionheart for the periods and as of the dates indicated prepared in accordance with U.S. GAAP.

Lionheart’s statement of operations and cash flows data for the period from January 14, 2021 (inception) through December 31, 2021 and balance sheet data as of December 31, 2021 are derived from the Company’s audited financial statements included elsewhere in this proxy statement/prospectus. The selected historical financial data of the Company for the period from January 14, 2021 (Inception) through September 30, 2021, for the three months ended September 30, 2022 and 2021, for the nine months ended September 30, 2022 and the consolidated balance sheet as of September 30, 2022 are derived from the Company’s unaudited interim consolidated financial statements included elsewhere in this proxy statement/prospectus.

This information is only a summary and should be read in conjunction with the Company’s financial statements and related notes, and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, contained elsewhere in this proxy statement/prospectus. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of the Company.

	Three Month Ended September 30,		Nine Months Ended September 30,	For the Period from January 14, 2021 (Inception) through September 30, 2021 (unaudited)
(except share and per share data)	2022	2021	2022
Statement of Operations Data	(unaudited)		(unaudited)
Operating and formation costs	$2,327,837	$2,830	$3,840,607	$3,859

Loss from operations	(2,327,837)	(2,830)	(3,840,607)	(3,859)
Other income:
Interest earned on marketable securities held in Trust Account	558,668	—	732,301	—

Loss before provision for income taxes	(1,769,169)	(2,830)	(3,108,306)	(3,859)
Provision for income taxes	(101,735)	—	(115,301)	—

Net loss	$(1,870,904)	$(2,830)	$(3,223,607)	$(3,859)

Basic and diluted weighted average shares outstanding, Class A common stock	12,900,000	—	12,900,000	—

Basic and diluted net loss per share, Class A common stock	$(0.12)	$(0.00)	$(0.20)	$(0.00)

Basic and diluted weighted average shares outstanding, Class B common stock	3,125,000	2,875,000	3,125,000	2,875,000

Basic and diluted net loss per share, Class B common stock	$(0.12)	$(0.00)	$(0.20)	$(0.00)

Statement of Operations Data
Net cash (used in) operating activities			$(911,630)	$(410)
Net cash provided by (used in) investing activities			—	—
Net cash (used in) provided by financing activities			$(14,840)	$4,700

Balance Sheet Data	As of September 30,	As of December 31,
	2022	2021
	(unaudited)
Total assets	$127,634,775	$128,020,208
Total liabilities	7,564,680	4,726,506
Class A common stock subject to possible redemption	126,683,750	126,250,000
Total stockholders’ deficit	(6,613,655)	(2,956,298)

SELECTED HISTORICAL FINANCIAL DATA OF SECURITY MATTERS

The information presented below is derived from SMX’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus as of December 31, 2021 and 2020 (“Security Matters Consolidated Financial Statements”) and from SMX’s unaudited interim consolidated financial statements included elsewhere in this proxy statement/prospectus as of June 30, 2022 and 2021 (“Security Matters Unaudited Interim Consolidated Financial Statements”). The information presented below should be read alongside with Security Matters Consolidated Financial Statements and accompanying footnotes included elsewhere in this proxy statement/prospectus. You should read the following financial data together with “Risks Related to Security Matters” and “Security Matters’ Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

SMX’s consolidated financial statements and SMX’s unaudited interim consolidated financial statements included in this prospectus were prepared in accordance with IFRS, as issued by the IASB. The following table highlights key measures of SMX’s financial condition and results of operations (in U.S. dollars):

	Six Months Ended June 30,		Year Ended December 31,
U.S. dollars in thousands (except for per share data)	2022	2021	2021	2020
Research and development expenses, net	933	885	2,039	1,689
Sales and marketing expenses	378	197	453	427
General and administrative expenses	1,200	1,338	2,482	2,447

Operating Loss	(2,511)	(2,420)	(4,974)	(4,560)
Finance expenses	36	5	101	79
Finance income	105	45	237	67
Share of net loss of associated companies	—	—	101	1

Loss before income tax	(2,442)	(2,380)	(4,939)	(4,573)
Income tax	—	—	—	—

Loss for the year	$(2,442)	$(2,380)	$(4,939)	$(4,573)
Basic and diluted loss per share	$(0.01)	$(0.02)	$(0.03)	$(0.04)

	June 30,	Year Ended December 31,
U.S. dollars in thousands	2022	2021	2020
Balance Sheet Data:
Cash and cash equivalents	$859	$4,171		$4,341
Total assets	$9,368	$10,338		$8,465
Total liabilities	$3,618	$2,447	$
Accumulated losses	$(26,278)	$(23,836)		$(18,897)
Total shareholders’ equity	$5,750	$7,891		$6,441

Amounts of share-based compensation expense:

	Six Months Ended June 30,		As of Ended December 31,
U.S. dollars in thousands	2022	2021	2021	2020
Research and Development	$86	$19	$100	$47
General and Administrative	$79	$237	$331	$436

Total share-based compensation	$165	$256	$431	$483

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following selected unaudited pro forma condensed combined financial information (the “selected pro forma information”) gives effect to the Business Combination and related transactions described in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information”. The Transactions will be accounted for as an assets acquisition in accordance with IFRS. Lionheart is not considered a business as defined by IFRS 3 (Business Combinations) given it consists predominately of cash in the Trust Account. Therefore, the Transactions will be accounted for under IFRS 2 (Share-based Payment). Under this method of accounting, there is no acquisition accounting and no recognition of goodwill. Lionheart will be treated as the “acquired” company for financial reporting purposes, and SMX will be the accounting “acquirer.” The selected unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination and related transactions as if they had occurred on June 30, 2022. The selected unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 give pro forma effect to the Business Combination and related transactions as if they had been consummated on January 1, 2021. For further details, see the section titled “Anticipated Accounting Treatment” beginning on page 131 of this proxy statement/prospectus. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus.

The selected pro forma information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information of the combined company appearing elsewhere in this proxy statement/ prospectus and the accompanying notes. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements of Lionheart and related notes and the historical financial statements of SMX and related notes included in this proxy statement/prospectus. The selected pro forma information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the Business Combination and related transactions been completed as of the dates indicated. In addition, the selected pro forma information do not purport to project the future financial position or operating results of the combined company.

The tables below illustrates four scenarios with respect to the potential redemption by Company Public Stockholders of Company Public Shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account: no redemption, 25% redemption, 75% redemption and maximum redemptions.

SELECTED UNAUDITED PRO FORMA COMBINED BALANCE SHEET

JUNE 30, 2022

(all amounts in 000 USD)	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Assets
Current assets
Cash and cash equivalents	112,834	80,334	17,834	1,584
Other current assets	1,669	1,669	1,669	1,669
Non-current assets	6,055	6,055	6,055	6,055

Total assets	120,558	88,058	25,558	9,308

Liabilities
Current liabilities	3,790	3,790	3,790	3,790
Non-current liabilities	564	564	564	564

Total liabilities	4,354	4,354	4,354	4,354

Equity
Issued capital, additional paid in capital and warrants	182,741	152,240	92,938	78,823
Other equity	(66,537)	(68,536)	(71,734)	(73,869)

Total equity	116,204	83,704	21,204	4,954

Total liabilities and equity	120,558	88,058	25,558	9,308

SELECTED UNAUDITED PRO FORMA COMBINED STATEMENT OF PROFIT AND LOSS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(all amounts in 000 USD)	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Operating Loss	4,067	4,067	4,067	4,067

Net loss for the year	10,810	10,810	10,810	10,810

SELECTED UNAUDITED PRO FORMA COMBINED STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED DECEMBER 31, 2021

(all amounts in 000 USD)	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Operating Loss	46,441	48,433	51,597	53,708

Net loss for the year	44,004	45,996	49,160	51,271

Weighted average number of ordinary shares outstanding	34,753,728	31,628,278	25,378,278	23,753,278

COMPARATIVE PER SHARE INFORMATION

The following table sets forth the historical comparative share information for SMX and Lionheart on a stand-alone basis and the unaudited pro forma condensed combined per share information after giving effect to the Transactions, (1) assuming no Lionheart stockholders exercise redemption rights with respect to their Class A common shares; (2) assuming that Lionheart stockholders exercise their redemption rights with respect to a maximum of 11,000,000 shares of Class A common shares upon consummation of the Business Combination; (3) assuming that 3,125,000 shares of Class A Common Stock are redeemed for an aggregate payment of approximately $31,562,000 million (based on the estimated per share redemption price of approximately $10.10 per share) from the Trust Account, which represents a midpoint redemption scenario between no redemption and the maximum redemption scenario and (4) assuming that 9,375,000 shares of Class A Common Stock are redeemed for an aggregate payment of approximately $94,687,500 million (based on the estimated per share redemption price of approximately $10.10 per share) from the Trust Account, which represents a quarter point redemption scenario between no redemption and the maximum redemption scenario.

The financial statements of SMX have been prepared in accordance with IFRS as issued by the IASB. The historical financial statements of Lionheart have been prepared in accordance with U.S. GAAP.

The historical information should be read in conjunction with the selected historical financial information summary included elsewhere in this proxy statement/prospectus and the historical financial statements of Lionheart and SMX. The unaudited pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined share information below does not purport to represent what the actual results of operations or the earnings per share would been had the companies been combined during the periods presented, nor to project the Post-Combination Company’s results of operations or earnings per share for any future date or period. The unaudited pro forma condensed combined shareholders’ equity per share information below does not purport to represent what the value of Lionheart and SMX would have been had the companies been combined during the periods presented.

(all amounts in 000 USD, except of share and per share data)	Lionheart IFRS		Security Matters	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Six months ended June 30, 2022	Class A Common Stock	Class B Common Stock
Net loss (profit)	3,266	4,899	2,442	10,810	10,810	10,810	10,810

Weighted average number of ordinary shares outstanding	12,900,000	3,125,000	165,629,666	34,729,153	31,604,153	25,354,153	23,729,153

Net loss (earnings) per share – basic and diluted ($)	0.25	1.57	0.01	0.31	0.34	0.43	0.46

RISK FACTORS

In addition to the other information contained in this proxy statement/prospectus, including the matters addressed under the heading “Cautionary Note Regarding Forward-Looking Statements,” you should carefully consider the following risk factors in deciding how to vote on the proposals presented in this proxy statement/prospectus. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may have a material adverse effect on Parent’s business, reputation, revenue, financial condition, results of operations and future prospects, in which event the market price of Parent Shares could decline, and you could lose part or all of your investment. Unless otherwise indicated, reference in this section and elsewhere in this proxy statement/ prospectus to the SMX’s business being adversely affected, negatively impacted or harmed will include an adverse effect on, or a negative impact or harm to, the business, reputation, financial condition, results of operations, revenue and future prospects of Parent.

Risks Related to the Company and the Business Combination

In this section, unless otherwise noted or the context otherwise requires, “we”, “us”, and “our” refer to the Company or Lionheart.

Lionheart may not have sufficient funds to consummate the business combination.

As of September 30, 2022, Lionheart had $490,218 available to it outside the trust account to fund its working capital requirements and a working capital deficit of $2,238,655. If Lionheart is required to seek additional capital, it would need to borrow funds from its sponsors, initial stockholders, management team or other third parties to operate or may be forced to liquidate. None of Lionheart’s sponsors, initial stockholders, members of its management team, nor any of their affiliates is under any obligation to advance funds to Lionheart in such circumstances. Any such advances would be repaid only from funds held outside the trust account or from funds released to Lionheart upon completion of the business combination. If Lionheart is unable to consummate the business combination because it does not have sufficient funds available, Lionheart will be forced to cease operations and liquidate the trust account. Consequently, Lionheart’s public stockholders may only receive $10.10 per share and their warrants and rights will expire worthless.

If Lionheart’s stockholders fail to properly demand redemption rights, they will not be entitled to redeem their Lionheart Class A common shares for a pro rata portion of the trust account.

Lionheart stockholders holding Lionheart Class A common shares may demand that Lionheart redeem their Class A common shares for a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the business combination. To demand redemption rights, Lionheart stockholders must deliver their Class A common shares (either physically or electronically) to Lionheart’s transfer agent no later than two (2) business days prior to the meeting. Any shareholder who fails to properly demand redemption rights by delivering his, her, or its Class A common shares will not be entitled to redeem his, her, or its Class A common shares for a pro rata portion of the trust account for redemption of his, her or its Class A common shares. See the section of this proxy statement/prospectus titled “The Special Meeting of Lionheart Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Lionheart Class A common shares to cash.

The business combination remains subject to conditions that Lionheart cannot control and if such conditions are not satisfied or waived, the business combination may not be consummated.

The business combination is subject to a number of conditions, including that there is no legal prohibition against the consummation of the business combination, that Lionheart’s securities remain listed on Nasdaq through the closing, approval for registration on Nasdaq of the Parent Shares, approval by the Lionheart stockholders of the business combination proposal and other proposals, continued effectiveness of the registration statement on Form F-4, of which this proxy statement/prospectus is a part, the truth and accuracy of Lionheart’s and SMX’s representations and warranties made in the BCA and the SID, the non-termination of the BCA and the SID, Parent entering into the composition agreement with the Irish Revenue Commissioners and a Special Eligibility Agreement for Securities for DTC, and Lionheart having at least $5,000,001 of net tangible assets immediately prior to, or upon the consummation of, the Transactions after taking into account holders of Class A common shares that have properly demanded redemption of their Class A common shares into cash. There are no assurances that all conditions to the business combination will be satisfied or that the conditions will be satisfied in the time frame expected. If the conditions to the business combination are not met (and are not waived, to the extent waivable), then either Lionheart or SMX may, subject to the terms and conditions of the BCA and the SID, terminate the BCA and the SID or amend the Termination Date. See the section of this proxy statement/prospectus titled “The Business Combination Agreement and Scheme Implementation Deed — Amendment; Waiver and Extension of the Business Combination Agreement”, “— Amendment; Waiver and Extension of the Scheme Implementation Deed”, “— Termination of the Business Combination Agreement” and “— Termination of the SID”.

We may waive one or more of the conditions to the Business Combination.

We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our Existing Charter and bylaws and applicable laws. However, if the Lionheart Board determines that a failure to satisfy the condition is not material, then the Lionheart Board may elect to waive that condition and close the Business Combination. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled “The Business Combination Agreement and Scheme Implementation Deed — Conditions to Closing of the Business Combination” for additional information.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the BCA and the SID may result in a conflict of interest when determining whether such changes to the terms of the BCA and the SID or waivers of conditions are appropriate and in the best interests of our stockholders.

In the period leading up to the closing of the Business Combination, other events may occur that, pursuant to the BCA and the SID, would require the Company to agree to amend the BCA and the SID, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of SMX’s business, a request by SMX to undertake actions that would otherwise be prohibited by the terms of the BCA and the SID or the occurrence of other events that would have a material adverse effect on SMX’s business and would entitle the Company to terminate the BCA and the SID. In any of such circumstances, it would be in the discretion of the Company, acting through the Lionheart Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for the Company and our stockholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

Termination of the BCA and the SID could negatively impact SMX and the Company.

If the Business Combination is not completed for any reason, including as a result of the Company’s stockholders declining to approve the Proposals required to effect the Business Combination, the ongoing businesses of SMX and the Company may be adversely impacted and, without realizing any of the anticipated benefits of completing the Business Combination, SMX and the Company would be subject to a number of risks, including the following:

•

the Company may experience negative reactions from the financial markets, including negative impacts on its stock price (including to the extent that the current market price reflects a market assumption that the Business Combination will be completed);

•	SMX may experience negative reactions from its customers and employees;

•	SMX and the Company will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not the Business Combination is completed; and

•

since the BCA and the SID restricts the conduct of SMX’s and the Company’s businesses prior to completion of the Business Combination, each of SMX and the Company may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available (see the section entitled “The Business Combination Agreement and Scheme Implementation Deed — Conduct of the Business Pending Consummation of the Business Combination; Covenants” beginning on page 137 of this proxy statement/prospectus for a description of the restrictive covenants applicable to SMX and the Company).

If the BCA and the SID is terminated and the Lionheart Board seeks another business combination, Company stockholders cannot be certain that the Company will be able to find another acquisition target that would constitute a business combination or that such other business combination will be completed. See “The Business Combination Agreement and Scheme Implementation Deed — Termination of the Business Combination”, “— Termination of the SID” on page 145.

We and SMX will incur significant transaction and transition costs in connection with the Business Combination.

We and SMX have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination as well as ongoing costs related to operating as a public company following the consummation of the Business Combination. We and SMX may also incur additional costs to retain key team members. All expenses incurred in connection with the BCA and the SID and the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by the Company following the closing of the Business Combination.

The Company’s transaction expenses as a result of the Business Combination are currently estimated at approximately $11,000,000, including $4,375,000 in deferred underwriting commissions to the underwriters of our IPO. The amount of the deferred underwriting commissions will not be adjusted for any shares that are redeemed in connection with an initial business combination. The per-share amount we will distribute to stockholders who properly exercise their redemption rights will not be reduced by the deferred underwriting commissions and after such redemptions, the per-share value of shares held by non-redeeming stockholders will reflect our obligation to pay the deferred underwriting commissions.

If we are unable to complete an initial business combination, our Company Public Stockholders may receive only approximately $10.10 per share on the liquidation of the Trust Account (or less than $10.10 per share in certain circumstances where a third party brings a claim against us that the Sponsor is unable to indemnify), and our warrants will expire worthless.

If we are unable to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period), our Company Public Stockholders may receive only approximately $10.10 per share on the liquidation of the

Trust Account (or less than $10.10 per share in certain circumstances where a third party brings a claim against us that the Sponsor is unable to indemnify (as described herein)) and our warrants will expire worthless, unless we amend our Existing Charter (which requires the affirmative vote of the holders of 65% of all then outstanding shares of common stock) and amend certain other agreements into which we have entered to extend the life of the Company.

Subsequent to our completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on SMX, we cannot assure you that this diligence will surface all material issues that may be present in SMX’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of SMX’s business and outside of our and SMX’s control will not later arise. As a result of these factors, we may be forced to later write down or write off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Post-Combination Company or its securities. Accordingly, any of our stockholders who choose to remain stockholders following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value.

Our warrant agreement will designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.

Our warrant agreement will provide that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

Notwithstanding the foregoing, these provisions of the warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope the forum provisions of the warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “NY foreign action”) in the name of any holder of our warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (a “NY enforcement action”), and (y) having service of process made upon such warrant holder in any such NY enforcement action by service upon such warrant holder’s counsel in the NY foreign action as agent for such warrant holder.

This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with our company, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and board of directors.

Parent Shares may not be listed on a national securities exchange after the business combination, which could limit investors’ ability to make transactions in such securities, subject Parent to additional trading restrictions, and subject Parent’s security holders to Irish stamp tax upon securities transfers.

Parent will apply to have Parent Shares listed on Nasdaq after the consummation of the business combination. Parent will be required to meet the initial listing requirements to be listed, including having a minimum number of round lot shareholders. Parent may not be able to meet those initial listing requirements. Even if the Parent Shares are so listed, Parent may be unable to maintain the listing of such securities in the future. If Parent fails to meet the initial listing requirements and Nasdaq does not list the Parent Shares (and the related closing condition with respect to the listing of the Parent Shares is waived by the parties), Parent could face significant material adverse consequences, including:

•	a limited availability of market quotations for the Parent Shares;

•	a reduced level of trading activity in the secondary trading market for the Parent Shares;

•	a limited amount of news and analyst coverage for Parent;

•	a decreased ability to issue additional securities or obtain additional financing in the future;

•	stamp duty may be chargeable on transfers of Parent Shares at a rate of 1% of the greater of the price paid or market value of the Parent Shares transferred; and

•

Parent’s securities would not be “covered securities” under the National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or pre-empts the states from regulating the sale of certain securities, including securities listed on Nasdaq, in which case Parent’s securities would be subject to regulation in each state where Parent offers and sells securities.

The stock price of the Parent Shares may be volatile.

The market price of the Parent Shares may be volatile. In addition to factors discussed elsewhere in this Risk Factors section, the market price of the Parent Shares may fluctuate significantly in response to numerous factors, many of which are beyond the Parent’s control, including:

•	overall performance of the equity markets;

•	actual or anticipated fluctuations in the Post-Combination Company’s revenue and other operating results;

•	changes in the financial projections the Post-Combination Company may provide to the public or the failure to meet these projections;

•

failure of securities analysts to initiate or maintain coverage of the Post-Combination Company, changes in financial estimates by any securities analysts who follow the Post-Combination Company or the Post-Combination Company’s failure to meet these estimates of the expectations of investors;

•	the issuance of reports from short sellers that may negatively impact the trading price of the Parent Shares;

•	recruitment or departure of key personnel;

•	the economy as a whole and market conditions in the Post-Combination Company’s industry;

•	new laws, regulations, subsidies, or credits or new interpretations of them applicable to the Post-Combination Company’s business;

•	negative publicity related to real or perceived quality of the Post-Combination Company’s products;

•	rumors and market speculation involving the Post-Combination Company or other companies in the Post-Combination Company’s industry;

•	announcements by the Post-Combination Company or its competitors of significant technical innovations, acquisitions, strategic partnerships, or capital commitments;

•	lawsuits threatened or filed against the Post-Combination Company;

•	other events or factors including those resulting from war, incidents of terrorism or responses to these events;

•	the expiration of contractual lock-up or market standoff agreements; and

•	sales or anticipated sales of shares of the Parent Shares by Parent or Parent’s shareholders.

In addition, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. Stock prices of many companies have fluctuated in a manner unrelated or disproportionate to the operating performance of those companies. In the past, stockholders have instituted securities class action litigation following periods of market volatility.

The trading market in the Parent Shares may become substantially less liquid than the average trading market for a stock quoted on Nasdaq following the consummation of the business combination, and this low trading volume may adversely affect the price of the Parent Shares.

Lionheart’s common stock, units, and warrants currently trade on Nasdaq, and Parent will apply to have the Parent Shares trade on Nasdaq. Because Lionheart’s public stockholders have the option to redeem their Class A common shares to cash in connection with the business combination, the trading volume of the Parent Shares after consummation of the business combination may substantially decrease compared to other companies listed on Nasdaq. Limited trading volume in the Parent Shares will subject the Parent Shares to greater price volatility and may make it difficult for you to sell your Parent Shares at a price that is attractive to you. Limited trading volume in the Parent Shares may also result in Parent’s failure to continue to meet the listing standards for Nasdaq.

Parent may issue additional Parent Shares or other equity securities without seeking approval of the Parent shareholders, which would dilute your ownership interests and may depress the market price of the Parent Shares.

Upon consummation of the business combination, Parent will have warrants outstanding to purchase up to an aggregate of 8,450,000 Parent Shares. Further, in addition to the potential PIPE Financing, SMX and Lionheart may choose to seek third party financing to provide additional working capital for the SMX business, in which event Parent may issue additional equity securities. Following the consummation of the business combination, Parent may also issue additional Parent Shares or other equity securities of equal or senior rank in the future for any reason or in connection with, among other things, future acquisitions, the redemption of outstanding warrants, or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.

Parent’s issuance of additional Parent Shares or other equity securities of equal or senior rank would have the following effects:

•	Parent’s existing shareholders’ proportionate ownership interest in Parent will decrease;

•	the amount of cash available per share, including for payment of dividends in the future, may decrease;

•	the relative voting strength of each previously outstanding Parent Share may be diminished; and

•	the market price of the Parent Shares may decline.

Future resales of the Parent Shares issued in connection with the transactions may cause the market price of the Parent Shares to drop significantly, even if SMX’s business is doing well.

Certain of SMX’s shareholders have agreed not to transfer any Parent Shares received in the connection with the cancellation of SMX shares in return for the issuance of Parent Shares except to certain permitted transferees, until 14 months after the consummation of the transactions, or earlier upon the subsequent completion of a liquidation, merger, stock exchange, or similar transaction. The Lionheart initial stockholders will be subject to the same transfer restrictions with respect to the Parent Shares to be received by them in the business combination, except that such Parent Shares will be restricted from transfer for fourteen (14) months after the consummation of the transaction. See the section of this proxy statement/prospectus titled “The Business Combination Agreement and Scheme Implementation Deed — Other Agreements Related to the Business Combination Agreement — Lock-up Agreements.”

At the closing of the transactions, Parent will enter into an Amended and Restated Registration Rights Agreement providing the Sponsor, the Lionheart initial stockholders, certain SMX shareholders, and the underwriters with certain demand registration rights and piggy-back registration rights with respect to registration statements filed by Parent after the closing. See the section of this proxy statement/prospectus titled “The Business Combination Agreement and Scheme Implementation Deed — Other Agreements Related to the Business Combination Agreement — Registration Rights Agreement.”

Upon expiration of the applicable lock-up periods and upon the effectiveness of any registration statement Parent files pursuant to the above-referenced Amended and Restated Registration Rights Agreement, or as may be required under the subscription agreements with the PIPE investors, in a registered offering of securities pursuant to the Securities Act, or otherwise in accordance with Rule 144 under the Securities Act, the Sponsor, the Lionheart initial stockholders, the SMX shareholders and, if the PIPE Financing is consummated, PIPE investors, may sell large amounts of Parent Shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the trading price of the Parent Shares or putting significant downward pressure on the price of the Parent Shares.

Downward pressure on the market price of the Parent Shares that likely will result from sales of Parent Shares issued in connection with exercise of warrants or sales of warrants upon expiration of any applicable lockup periods could encourage short sales of Parent Shares by market participants. Generally, short selling means selling a security, contract or commodity not owned by the seller. The seller is committed to eventually purchase the financial instrument previously sold. Short sales are used to capitalize on an expected decline in the security’s price. Short sales of Parent Shares could have a tendency to depress the price of the Parent Shares, which could increase the potential for short sales.

We cannot predict the size of future issuances of Parent Shares to subscribe for Parent Shares or the effect, if any, that future issuances and sales of Parent Shares to subscribe for Parent Shares will have on the market price of the Parent Shares. Sales of substantial amounts of Parent Shares (including those issued in connection with the business combination), or the perception that such sales could occur, may adversely affect prevailing market prices of Parent Shares.

Lionheart stockholders may decide to sell their Lionheart securities or Parent Shares, which could cause a decline in their market prices and the value of the Parent Shares after consummation of the transactions.

Some Lionheart stockholders may decide they do not want to own shares of a company that has the majority of its business and opportunities outside the United States or decide they do not want to hold Parent Shares for other reasons. This could result in the sale of Lionheart Class A common shares prior to the completion of the business combination or in the exercise of conversion rights, or the sale of the Parent Shares received in the business combination after the completion of the business combination. These sales, or the prospects of such sales in the future, could adversely affect the market price for Lionheart Class A common shares and Parent Shares, respectively, and the ability to sell the Lionheart securities in the market before the business combination is completed as well as the Parent Shares after the business combination is completed. This could, in turn adversely affect the dollar value of the Parent Shares that the Lionheart stockholders will receive upon completion of the business combination.

Because the market price of Parent Shares may fluctuate, Lionheart stockholders cannot be sure of the value of the Parent Shares they will receive in the transactions.

Upon completion of the business combination, each Lionheart Class A common share will be automatically cancelled in exchange for one Parent Share, subject to the right of Lionheart’s public stockholders to redeem their Lionheart Class A common shares for a pro rata portion of Lionheart’s trust account, and each Lionheart warrant will automatically be adjusted to become a Parent Warrant. The value of the Parent Shares upon completion of the business combination may differ from the value of the Lionheart Class A common shares and Lionheart warrants, respectively, at the signing of the BCA and the SID due to changes in the market value of the Parent Shares which may be caused by, among other things, market volatility. If the value of the Parent Shares decreases relative to the value of Lionheart Class A common shares and/or Lionheart warrants, respectively, between the date of the BCA and the SID and the closing of the transactions, the implied value and premium paid to Lionheart stockholders pursuant to the business combination will be lower than the implied value and premium as of the time the parties executed the BCA and the SID.

There may be less publicly available information concerning Parent than there is for issuers that are not foreign private issuers because it is anticipated that Parent will be considered a foreign private issuer and will be exempt from a number of rules under the Exchange Act and will be permitted to file less information with the SEC than issuers that are not foreign private issuers and Parent, as a foreign private issuer, will be permitted to follow home country practice in lieu of the listing requirements of Nasdaq, subject to certain exceptions.

A foreign private issuer under the Exchange Act is exempt from certain rules under the Exchange Act, and is not required to file periodic reports and financial statements with the SEC as frequently or as promptly as companies whose securities are registered under the Exchange Act but are not foreign private issuers, or to comply with Regulation FD, which restricts the selective disclosure of material non-public information. It is anticipated that Parent will be exempt from certain disclosure and procedural requirements applicable to proxy solicitations under Section 14 of the Exchange Act. The members of Parent’s board of directors, officers and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act. Accordingly, there may be less publicly available information concerning Parent than there is for companies whose securities are registered under the Exchange Act but are not foreign private issuers, and such information may not be provided as promptly as it is provided by such companies.

In addition, certain information may be provided by Parent in accordance with Irish law, which may differ in substance or timing from such disclosure requirements under the Exchange Act. As a foreign private issuer, under Nasdaq rules Parent will be subject to less stringent corporate governance requirements. Subject to certain exceptions, the rules of Nasdaq permit a foreign private issuer to follow its home country practice in lieu of the listing requirements of Nasdaq, including, for example, certain internal controls as well as board, committee and director independence requirements. Parent does not currently intend to follow any Irish corporate governance practices in lieu of Nasdaq corporate governance rules, but we cannot assure you that this will not change after consummation of the transactions. If Parent determines to follow Irish corporate governance practices in lieu of Nasdaq corporate governance standards, Parent will disclose each Nasdaq rule that Parent does not intend to follow and describe the Irish practice that Parent will follow in lieu thereof.

Parent may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses. This would subject Parent to GAAP reporting requirements which may be difficult for it to comply with.

As a “foreign private issuer,” Parent would not be required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act and related rules and regulations. Under those rules, the determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter.

In the future, Parent could lose its foreign private issuer status if a majority of its ordinary shares are held by residents in the United States and it fails to meet any one of the additional “business contacts” requirements. Although Parent intends to follow certain practices that are consistent with U.S. regulatory provisions applicable to U.S. companies, Parent’s loss of foreign private issuer status would make such provisions mandatory. The regulatory and compliance costs to Parent under U.S. securities laws if it is deemed a U.S. domestic issuer may be significantly higher. If Parent is not a foreign private issuer, Parent will be required to file periodic reports and prospectuses on U.S. domestic issuer forms with the SEC, which are more detailed and extensive than the forms available to a foreign private issuer. For example, Parent would become subject to the Regulation FD, aimed at preventing issuers from making selective disclosures of material information. Parent also may be required to modify certain of its policies to comply with good governance practices associated with U.S. domestic issuers. Such conversion and modifications will involve additional costs. In addition, Parent may lose its ability to rely upon exemptions from certain corporate governance requirements of Nasdaq that are available to foreign private issuers. For example, Nasdaq’s corporate governance rules require listed companies to have, among other things, a majority of independent board members and independent director oversight of executive compensation, nomination of directors, and corporate governance matters. As a foreign private issuer, Parent would be permitted to follow home country practice in lieu of the above requirements. As long as Parent relies on the foreign private issuer exemption to certain of Nasdaq’s corporate governance standards, a majority of the directors on its board of directors are not required to be independent directors, its compensation committee is not required to be comprised entirely of independent directors, and it will not be required to have a nominating committee. Also, Parent would be required to change its basis of accounting from IFRS as issued by the IASB to GAAP, which may be difficult and costly for it to comply with. If Parent loses its foreign private issuer status and fails to comply with U.S. securities laws applicable to U.S. domestic issuers, Parent may have to de-list from Nasdaq and could be subject to investigation by the SEC, Nasdaq and other regulators, among other materially adverse consequences.

As a “foreign private issuer” under the rules and regulations of the SEC, the Parent is permitted to, and will, file less or different information with the SEC than a company incorporated in the United States or otherwise subject to these rules, and will follow certain home country corporate governance practices in lieu of certain Nasdaq requirements applicable to U.S. issuers.

The Parent is, and will be after the consummation of the business combination, considered a “foreign private issuer” under the Exchange Act and is therefore exempt from certain rules under the Exchange Act, including the proxy rules, which impose certain disclosure and procedural requirements for proxy solicitations for U.S. and other issuers. Moreover, the Parent is not required to file periodic reports and financial statements with the SEC as frequently or within the same time frames as U.S. companies with securities registered under the Exchange Act. SMX currently prepares its financial statements in accordance with IFRS. The Post-Combination Company will not be required to file financial statements prepared in accordance with or reconciled to U.S. GAAP so long as its financial statements are prepared in accordance with IFRS as issued by the International Accounting Standards Board. The Parent is not required to comply with Regulation FD, which imposes restrictions on the selective disclosure of material information to shareholders. In addition, the Parent’s officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Parent securities. Accordingly, after the merger, if you continue to hold Parent Shares, you may receive less or different information about the Parent and the Post-Combination Company than you currently receive about Lionheart.

For information on the consequences if the Business Combination is not completed or must be restructured, please see the section of this proxy statement/prospectus entitled “Risk Factors — Risks Related to the Company and the Business Combination.”

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about Parent’s business, the market price of the Parent Shares and trading volume could decline.

The market price for the Parent Shares depends in part on the research and reports that securities or industry analysts publish about Parent or Parent’s business. If any of the industry analysts who may cover Parent change their recommendation regarding Parent’s securities adversely, or provide more favorable recommendations about Parent’s competitors, the trading price for the Parent Shares would be negatively affected. In addition, if one or more of the analysts who may cover Parent downgrade the Parent Shares or publish inaccurate or unfavorable research about Parent’s business, the Parent Share price would likely decline. If one or more of these analysts who may cover Parent was to cease coverage of Parent or fail to publish reports on Parent regularly, demand for the Parent Shares could decrease, which might cause the Parent Share price and trading volume to decline.

Upon completion of the business combination, Lionheart stockholders will become Parent shareholders, Lionheart warrant holders will become holders of Parent Warrants, and the market price for the Parent Shares may be affected by factors different from those that historically have affected Lionheart.

Upon completion of the business combination, Lionheart stockholders will become Parent shareholders and Lionheart warrant holders will become holders of Parent Warrants. Parent’s business differs for that of Lionheart, and, accordingly, the results of operations of Parent will be affected by some factors that are different from those currently affecting the results of operations of Lionheart. Lionheart is a Delaware corporation that is not engaged in any operating activity, directly or indirectly. Parent is a holding company and its subsidiary SMX is engaged in the business of research and development to mark objects for supply chain tracking and quality assurance. Parent’s business and results of operations will be affected by regional, country, and industry risks and operating risks to which Lionheart was not exposed. For a discussion of the business of Parent, including the business currently conducted and proposed to be conducted by SMX, see the section of this proxy statement/prospectus titled “Business of Security Matters”.

The business combination may be completed even though material adverse effects may result from the announcement of the business combination, industry-wide changes and other causes.

In general, either Lionheart or SMX can refuse to complete the business combination if there is a material adverse effect affecting the other party between the signing date of the BCA and the SID and the planned closing. However, certain types of changes do not permit either party to refuse to complete the business combination, even if such change could be said to have a material adverse effect on SMX or Lionheart, including the following events (except, in some cases, where the change has a disproportionate effect on a party):

•	changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law;

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any epidemic, pandemic (including COVID-19 or COVID-19 measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing);

•	geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing);

•	any change in taxation rates, interest rates or exchange rates;

•	any change in generally accepted accounting principles or the authoritative interpretation of them;

•	the taking of any action required under the BCA or SID;

•	any change in the market price or trading volume of certain of such party’s securities;

•	any failure to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period;

•	the execution, delivery or performance of the BCA or SID, the announcement of the Scheme or the Option Scheme or the other transactions contemplated by the BCA or SID;

•	the identity of, or any facts or circumstances relating to, the other party or their subsidiaries;

•

any actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to the BCA, SID, Scheme, Option Scheme or the transactions contemplated by the BCA or SID; or

•	any action (or the failure to take any action) with the written consent or at the written request of the other party

Furthermore, Lionheart or SMX may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still complete the business combination, Lionheart’s stock price may suffer.

Delays in completing the business combination may substantially reduce the expected benefits of the business combination.

Satisfying the conditions to, and completion of, the business combination may take longer than, and could cost more than, Lionheart expects. Any delay in completing or any additional conditions imposed in order to complete the business combination may materially adversely affect the benefits that Lionheart expects to achieve from the acquisition of SMX’s business.

The Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the U.S. (“CFIUS”) has authority to review certain “covered transactions,” which includes direct or indirect foreign acquisitions of and investments in U.S. businesses. Among other things, CFIUS is empowered to require parties to make mandatory filings and to self-initiate national security reviews of a covered transaction if the parties to that covered transaction choose not to file voluntarily. If CFIUS determines that a covered transaction threatens to impair U.S. national security, CFIUS has the power to impose mitigation measures or to recommend that the President prohibit the transaction or order divestment if the transaction has been completed. The risk of CFIUS review of a covered transaction depends on a number of factors including the nature and structure of the transaction, the nationality of the parties, the operations of the U.S. business (including whether the business is a “TID U.S. business” as defined in 31 C.F.R. § 800.248), and the level of beneficial ownership interest and the nature of any information or governance rights involved.

In our view, it is unlikely that the Business Combination would be subject to CFIUS jurisdiction or impacted by a CFIUS review. We note that the Sponsors are not controlled by foreign persons and will not obtain control (as that term is defined in 31 C.F.R. § 800.208) over SMX pursuant to the Business Combination. Moreover, the parties have determined that SMX is not a TID U.S. business and, accordingly, the Business Combination not potentially subject to a mandatory CFIUS notice requirement. We do not anticipate any CFIUS delay. Nevertheless, if CFIUS were to conduct an inquiry, it could determine that the Business Combination is a covered transaction and may decide to conduct a review, in which case CFIUS could recommend that the President prohibit the Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the transaction.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from the Business Combination and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

Parent has no operating history. The unaudited pro forma condensed combined financial information may not be an indication of Parent’s financial condition or results of operations following the business combination, and accordingly, you have limited financial information on which to evaluate Parent and your investment decision.

Parent has no operating history and SMX and Lionheart have no prior history as a combined entity and their operations have not been previously managed on a combined basis. The unaudited pro forma condensed combined financial information contained in this proxy statement/prospectus has been prepared using the consolidated historical financial statements of Lionheart and SMX, and is presented for illustrative purposes only and should not be considered to be an indication of the results of operations including, without limitation, future revenue, or financial condition of Parent following the business combination. Certain adjustments and assumptions have been made regarding Parent after giving effect to the business combination. SMX and Lionheart believe these assumptions are reasonable, however, the information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments are difficult to make with accuracy. These assumptions may not prove to be accurate, and other factors may affect Parent’s results of operations or financial condition following the business combination. For these and other reasons, the historical and pro forma condensed combined financial information included in this proxy statement/prospectus does not necessarily reflect Parent’s results of operations and financial condition and the actual financial condition and results of operations of Parent following the business combination may not be consistent with, or evident from, this pro forma financial information.

Failure to effectively retain, attract and motivate key employees could diminish the anticipated benefits of the business combination.

The success of the acquisition of SMX will depend in part on the attraction, retention and motivation of executive personnel critical to the business and operations of Parent. Executives may experience uncertainty about their future roles with Parent and SMX during the pendency of the business combination or after its completion. In addition, competitors may recruit SMX management. If Parent is unable to attract, retain and motivate executive personnel that are critical to the successful operations of the combined business, SMX could face disruptions in its operations, strategic relationships, key information, expertise or know-how and unanticipated recruitment and onboarding costs. In addition, the loss of key personnel could diminish the anticipated benefits of the acquisition of SMX by Lionheart.

The fairness opinion delivered by Scura Partners will not reflect changes in circumstances between the date of the BCA and the SID and the completion of the business combination.

The opinion delivered by Scura Partners, Lionheart’s financial advisor, addresses the fairness of the (i) the consideration in the Transactions from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account) only as of the date that the merger agreement was executed. Additionally, the opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX. The Lionheart board has not obtained an updated fairness opinion as of the date of this proxy statement/prospectus and Lionheart does not anticipate asking its financial advisor to update its opinion prior to the closing. Changes in the operations and prospects of SMX or Lionheart, general market and economic conditions and other factors that may be beyond their control, and on which the fairness opinion was based, may alter the value of SMX or Lionheart or the prices of shares of SMX shares or Lionheart common stock by the time the merger is completed. The opinion did not speak as of the time the transaction will be completed or as of any date other than the date of such opinion and the Lionheart Board does not anticipate asking Scura Partners to update its opinion. The Lionheart Board recommendation that Lionheart stockholders vote “FOR” approval of the Business Combination Proposal, however, is made as of the date of this proxy statement/prospectus.

The opinion delivered by Scura Partners is included as Annex H to this proxy statement/prospectus. For a description of the opinion and a summary of the material financial analysis performed in connection with rendering such opinion, please refer to “The Business Combination — Fairness Opinion of Scura Partners” beginning on page 117 of this proxy statement/prospectus.

Lionheart and SMX will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on SMX’s team members and third parties may have an adverse effect on the Company and SMX. These uncertainties may impair Lionheart or Security Matter’s ability to retain and motivate key personnel and could cause third parties that deal with Lionheart or SMX to defer entering into contracts or making other decisions or seek to change existing business relationships. If key team members depart because of uncertainty about their future roles and the potential complexities of the Business Combination, Lionheart or SMX’s business could be harmed.

Parent is an “emerging growth company” and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make the Parent Shares less attractive to investors.

Parent is an “emerging growth company” as defined in the JOBS Act. As an emerging growth company, Parent is only required to provide two years of audited financial statements and only two years of related selected financial data and management discussion and analysis of financial condition and results of operations disclosure. In addition, Parent is not required to obtain auditor attestation of its reporting on internal control over financial reporting, has reduced disclosure obligations regarding executive compensation and is not required to hold non-binding advisory votes on executive compensation. In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This allows an emerging growth company to delay the adoption of these accounting standards until they would otherwise apply to private companies. Parent has elected to take advantage of such extended transition period. Parent cannot predict whether investors will find the Parent Shares to be less attractive as a result of its reliance on these exemptions. If some investors find the Parent Shares to be less attractive as a result, there may be a less active trading market for the Parent Shares and the price of the Parent Shares may be more volatile.

Parent will remain an emerging growth company until the earliest of: (i) the end of the fiscal year in which Parent has total annual gross revenue of $1.07 billion; (ii) the last day of Parent’s fiscal year following the fifth anniversary of the date on which Lionheart consummated its initial public offering; (iii) the date on which Parent issues more than $1.0 billion in non-convertible debt during the preceding three-year period; or (iv) the end of the fiscal year in which the market value of the Parent’s Shares held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter.

Further, there is no guarantee that the exemptions available to Parent under the JOBS Act will result in significant savings. To the extent that Parent chooses not to use exemptions from various reporting requirements under the JOBS Act, it will incur additional compliance costs, which may impact Parent’s financial condition.

Parent may need additional capital in the future to meet its financial obligations and to pursue its business objectives. Additional capital may not be available on favorable terms, or at all, which could compromise Parent’s ability to meet its financial obligations and grow its business.

While Lionheart’s management anticipates that the funds made available from the potential PIPE Financing and Lionheart’s trust fund following the completion of the business combination will be sufficient to fund Parent’s operations in the near term, Parent may need to raise additional capital to fund operations in the future or finance future acquisitions.

If Parent seeks to raise additional capital in order to meet various objectives, including developing existing or future technologies and solutions, increasing working capital, acquiring new clients, expanding geographically and responding to competitive pressures, capital may not be available on favorable terms or may not be available at all. Lack of sufficient capital resources could significantly limit Parent’s ability to take advantage of business and strategic opportunities. Any additional capital raised through the sale of equity or debt securities with an equity component would dilute stock ownership. If adequate additional funds are not available, Parent may be required to delay, reduce the scope of, or eliminate material part of its business strategy, including acquiring potential new clients or the continued development of new or existing technologies or solutions and geographic expansion.

Parent will incur significant costs and devote substantial management time as a result of being subject to reporting requirements in the United States, which may adversely affect the operating results of Parent in the future.

As a company subject to reporting requirements in the United States, Parent will incur significant legal, accounting and other expenses that Parent would not have incurred as a private limited company in Ireland. For example, Parent will be subject to the reporting requirements of the Exchange Act and is required to comply with the applicable requirements of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules and regulations subsequently implemented by the SEC, including the establishment and maintenance of effective disclosure and financial controls and changes in corporate governance practices. Compliance with these requirements will increase Parent’s legal and financial compliance costs and will make some activities more time consuming and costly, while also diverting management attention. In particular, Parent expects to incur significant expenses and devote substantial management effort toward ensuring compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, which will increase when it is no longer an emerging growth company as defined by the JOBS Act.

Because Parent currently does not have plans to pay cash dividends on the Parent Shares, you may not receive any return on investment unless you sell your Parent Shares for a price greater than that which you paid for Lionheart Class A Common Stock.

Parent currently does not expect to pay any cash dividends on Parent Shares. Any future determination to pay cash dividends or other distributions on Parent Shares will be at the discretion of the board of directors and will be dependent on Parent’s earnings, financial condition, operating results, capital requirements, and contractual, legal regulatory and other restrictions, including restrictions contained in the agreements governing any existing and future outstanding indebtedness Parent or Parent’s subsidiaries incur, on the payment of dividends by Parent or by Parent’s subsidiaries to Parent, and other factors that the Board deems relevant. As a result, you may not receive any return on an investment in the Parent Shares unless you sell the Parent Shares for a price greater than that which you paid for the Lionheart Class A Common Stock.

An active trading market of the Parent Shares may not be sustained and investors may not be able to resell their Parent Shares at or above the price for which they purchased the Lionheart securities.

An active trading market for the Parent Shares may not be sustained. In the absence of an active trading market for the Parent Shares, investors may not be able to sell their Parent Shares, respectively, at or above the price they paid at the time that they would like to sell. In addition, an inactive market may impair Parent’s ability to raise capital by selling shares or equity securities and may impair its ability to acquire business partners by using the Parent Shares as consideration, which, in turn, could harm Parent’s business.

The trading price of the Parent Shares may be volatile, and holders of the Parent Shares could incur substantial losses.

The stock market in general has experienced extreme volatility in the wake of the COVID-19 pandemic that has often been unrelated to the operating performance of particular companies. As a result of this volatility, Lionheart’s stockholders may not be able to sell their Parent Shares at or above the price paid for Lionheart securities. The market price for the Parent Shares may be influence by many factors, including:

•	The continued impact of COVID-19 or other adverse public health developments;

•	Actual or anticipated variations in operating results;

•	Changes in financial estimates by the Post-Combination Company or by any securities analysts who might cover Parent;

•	Conditions or trends in the Post-Combination Company’s industry;

•	Stock market price and volume fluctuations of other public traded companies;

•	Announcements by the Post-Combination Company or its competitors or new product or service offerings, significant acquisitions, strategic partnerships or divestitures;

•	Announcements of investigations or regulatory scrutiny of the Post-Combination Company or lawsuits against the Post-Combination Company;

•	Capital commitments;

•	Political and country risks in the geographical areas in which the Post-Combination Company is operating;

•	Business disruptions and costs related to stockholder activism;

•	Additions or departure of key personnel;

•	Sales of Parent Shares, including sales by Parent directors and officers or significant shareholders; and

•	Expectations of future cash dividend declarations and payments.

Lionheart and Parent may be targets of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the transaction from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into merger agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Parent’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the transactions, then that injunction may delay or prevent the transactions from being completed. Currently, neither Parent nor Lionheart is aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the transaction.

Parent’s management has limited experience in operating a public company in the United States.

Parent’s executive officers have limited experience in the management of a public company in the United States. Parent’s management team may not successfully or effectively manage its transition to a U.S. public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to U.S. public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the Post-Combination Company. Parent may not have adequate personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. The development and implementation of the standards and controls necessary for the Post-Combination Company to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that the Post-Combination Company will be required to expand its employee base and hire additional employees to support its operations as a public company, which will increase its operating costs in future periods.

There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq.

Our Class A Common Stock, Company Public Units and Company Public Warrants are currently listed on Nasdaq. If, after the Business Combination, Nasdaq delists the Parent Shares from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that the Parent Shares is a “penny stock” which will require brokers trading in the Parent Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” To the extent the Parent Shares, Company Public Units and Company Public Warrants are listed on Nasdaq, they are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state, other than the State of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Lionheart has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that Lionheart will be unable to continue as a going concern if it does not consummate an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period). If Lionheart is unable to effect an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), it will be forced to liquidate and its warrants will expire worthless.

Lionheart is a blank check company, and as it has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that it will be unable to continue as a going concern if it does not consummate an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period). Unless Lionheart amends its Existing Charter (which requires the affirmative vote of the holders of 65% of all then outstanding shares of common stock) and certain other agreements into which it has entered to extend the life of the Company, if Lionheart does not complete an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), it will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Company Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest not previously released to the Company to fund its working capital requirements and taxes (less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding Company Public Shares, which redemption will completely extinguish Company Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Lionheart Board, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Public Unit in the IPO. In addition, if Lionheart fails to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), there will be no redemption rights or liquidating distributions with respect to its Company Public Warrants or the Company Private Warrants, which will expire worthless. Lionheart expects to consummate the Business Combination and do not currently intend to take any action to extend the life of the Company beyond February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period) if it is unable to effect an initial business combination by that date.

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

We will be subject to federal and state income taxes in the United States and potentially in other jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

•	changes in the valuation of our deferred tax assets and liabilities;

•	expected timing and amount of the release of any tax valuation allowances;

•	tax effects of stock-based compensation;

•	changes in tax laws, regulations or interpretations thereof; or

•	lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

Future changes in U.S. and foreign tax laws could adversely affect Parent.

The U.S. Congress and the Organisation for Economic Co-operation and Development have focused on issues related to the taxation of multinational corporations. In particular, specific attention has been paid to “base erosion and profit shifting”, where payments are made between affiliates from a jurisdiction with high tax rates to a jurisdiction with lower tax rates. As a result, the tax laws in Ireland could change on a prospective or retroactive basis, and any such change could adversely affect Parent.

Past performance by members of our management team may not be indicative of future performance of an investment in the Company or the Post-Combination Company.

Past performance by members of our management team is not a guarantee of success with respect to the Business Combination. You should not rely on the historical record of members of our management team’s performance as indicative of the future performance of an investment in the Company or Post-Combination Company or the returns the Company or Post-Combination Company will, or is likely to, generate going forward.

We may be unable to obtain additional financing to fund the operations and growth of the Post-Combination Company.

We may require additional financing to fund the operations or growth of the Post-Combination Company. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the Post-Combination Company. None of our officers, directors or stockholders is required to provide any financing to us in connection with or after our Business Combination.

Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, investments and results of operations.

We are subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, we are required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.

The Company’s and SMX’s ability to consummate the Business Combination, and the operations of the Post-Combination Company following the Business Combination, may be materially adversely affected by the COVID-19 pandemic.

The COVID-19 pandemic has resulted, and other infectious diseases could result, in a widespread health crisis that has and could continue to adversely affect the economies and financial markets worldwide, which may delay or prevent the consummation of the Business Combination, and the business of SMX or the Post-Combination Company following the Business Combination could be materially and adversely affected. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted.

The parties will be required to consummate the Business Combination even if SMX, its business, financial condition and results of operations are materially affected by COVID-19. The disruptions posed by COVID-19 have continued, and other matters of global concern may continue, for an extensive period of time, and if SMX is unable to recover from business disruptions due to COVID-19 or other matters of global concern on a timely basis, SMX’s ability to consummate the Business Combination and the Post-Combination Company’s financial condition and results of operations following the Business Combination may be materially adversely affected. Each of SMX and the Post-Combination Company may also incur additional costs due to delays caused by COVID-19, which could adversely affect the Post-Combination Company’s financial condition and results of operations.

Because Parent will become a public reporting company by means other than a traditional underwritten initial public offering, Parent’s shareholders may face additional risks and uncertainties.

Because Parent will become a public reporting company by means of consummating the Business Combination rather than by means of a traditional underwritten initial public offering, there is no independent third-party underwriter selling the Parent Shares, and, accordingly, Parent’s shareholders will not have the benefit of an independent review and investigation of the type normally performed by an unaffiliated, independent underwriter in a public securities offering. Due diligence reviews typically include an independent investigation of the background of the company, any advisors and their respective affiliates, review of the offering documents and independent analysis of the plan of business and any underlying financial assumptions. Because there is no independent third-party underwriter selling the Parent Shares, the Company’s stockholders must rely on the information included in this proxy statement/prospectus. Although the Company performed a due diligence review and investigation of SMX in connection with the Business Combination that it believed to be reasonable, the lack of an independent due diligence review and investigation increases the risk of investment in SMX because this due diligence investigation may not have uncovered facts that would be important to a potential investor. Our Sponsor may have an inherent conflict of interest because its shares of Class A Common Stock and Company Public Warrants will be worthless if a business combination is not completed with SMX or another company during a prescribed period of time. Therefore, there could be a heightened risk of an incorrect valuation of the Post-Combination Company’s business, which could cause potential harm to investors.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities. In addition, because Parent will not become a public reporting company by means of a traditional underwritten initial public offering, security or industry analysts may not provide, or be less likely to provide, coverage of the Post-Combination Company. Investment banks may also be less likely to agree to underwrite follow-on or secondary offerings on behalf of the Post-Combination Company than they might if Parent became a public reporting company by means of a traditional underwritten initial public offering, because they may be less familiar with the Post-Combination Company as a result of not having performed similar work during the initial public offering process or because of more limited coverage by analysts and the media. The failure to receive research coverage or support in the market for the Parent Shares could have an adverse effect on the Post-Combination Company’s ability to develop a liquid market for the Parent Shares. See “- Risks Related to Ownership of the Parent Shares Following the Business Combination — If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Post-Combination Company, its business, or its market, or if they change their recommendations regarding the Parent Shares adversely, then the price and trading volume of the Parent Shares could decline.”

We have not registered the shares of Class A Common Stock issuable upon exercise of the Public Warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise Company Public Warrants, thus precluding such investor from being able to exercise its Company Public Warrants except on a cashless basis and potentially causing such Parent Warrants to expire worthless.

We have not registered the shares of our Class A Common Stock issuable upon exercise of the Parents Public Warrants under the Securities Act or any state securities laws at this time. However, under the terms of the Existing Warrant Agreement, we have agreed to use our best efforts to file a registration statement under the Securities Act covering such shares and maintain a current prospectus relating to the Company’s Class A Common Stock issuable upon exercise of the Company Public Warrants, until the expiration of the Company Public Warrants in accordance with the provisions of the Existing Warrant Agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in such registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the Company Public Warrants are not registered under the Securities Act, we will be required to permit holders to exercise their Company Public Warrants on a cashless basis. However, no Company Public Warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their Company Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. Notwithstanding the above, if the Company’s Class A Common Stock is at the time of any exercise of a Company Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of the Company Public Warrants who exercise their Company Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will be required to use our best efforts to register the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any Company Public Warrant, or issue securities or other compensation in exchange for the Company Public Warrants in the event that we are unable to register or qualify the shares underlying the Company Public Warrants under applicable state securities laws and there is no exemption available. If the issuance of the shares upon exercise of the Company Public Warrants is not so registered or qualified or exempt from registration or qualification, the holder of such Company Public Warrant shall not be entitled to exercise such Company Public Warrant and such Company Public Warrant may have no value and expire worthless. In such event, holders who acquired their Company Public Warrants as part of a purchase of Company Public Units will have paid the full unit purchase price solely for the shares of the Company’s Class A Common Stock included in the Company Public Units. If and when the Company Public Warrants become redeemable by the Company, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of the Company’s Class A Common Stock for sale under all applicable state securities laws.

We may amend the terms of the Company Public Warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then-outstanding Company Public Warrants. As a result, the exercise price of a holder’s Company Public Warrants could be increased, the exercise period could be shortened and the number of shares of the Company’s Common Stock purchasable upon exercise of a Company Public Warrant could be decreased, all without the approval of that warrant holder.

The Company Public Warrants were issued in registered form under the Existing Warrant Agreement. The Existing Warrant Agreement provides that the terms of the Company Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision but requires the approval by the holders of at least 50% of the then-outstanding Company Public Warrants to make any other change, including any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the Company Public Warrants in a manner adverse to a holder if holders of at least 50% of the then-outstanding Company Public Warrants approve of such amendment. Although our ability to amend the terms of the Company Public Warrants with the consent of at least 50% of the then-outstanding Company Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the Company Public Warrants, shorten the exercise period or decrease the number of shares of the Company’s Class A Common Stock purchasable upon exercise of a Company Public Warrant.

We may redeem unexpired Company Public Warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making such warrants worthless.

We have the ability to redeem outstanding Company Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant; provided that the last reported sales price of our Class A Common Stock equals or exceeds $18.00 per share (or as otherwise adjusted pursuant to the Existing Warrant Agreement) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption to the warrant holders and provided certain other conditions are met. During the most recent 60-day trading period, the price of our Class A Common Stock has remained below the threshold that would allow us to redeem the Public Warrants. If and when the Public Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force the warrant holders: (i) to exercise their Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so; or (ii) to sell their Public Warrants at the then-current market price when they might otherwise wish to hold their Public Warrants. None of the Private Warrants will be redeemable by us so long as they are held by their initial purchasers or such initial purchasers’ permitted transferees. None of the Private Warrants will be redeemable by us so long as they are held by the Sponsor or its permitted transferees.

The Company has no obligation to notify holders of the Public Warrants that they have become eligible for redemption. However, in the event the Company determined to redeem the Public Warrants, holders of the Public Warrants would be notified of such redemption as described in the Existing Warrant Agreement. Specifically, in the event that the Company elects to redeem all of the redeemable warrants as described above, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the Redemption Date to the registered holders of the redeemable warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the Existing Warrant Agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption via the Company’s posting of the redemption notice to DTC.

Because each Public Unit contains one-half of one Public Warrant and only a whole Public Warrant may be exercised, the Public Units may be worth less than Public Units of other blank check companies.

Each Public Unit contains one-half of one Public Warrant. Because, pursuant to the Existing Warrant Agreement, the Public Warrants may only be exercised for a whole number of shares, only a whole Public Warrant may be exercised at any given time. This is different from other offerings similar to ours whose public units include one share of common stock and one public warrant to purchase one whole share. We have established the components of the Public Units in this way in order to reduce the dilutive effect of the Public Warrants upon completion of an initial business combination since the Public Warrants will be exercisable in the aggregate for one-half of the number of shares compared to Public Units that each contain a Public Warrant to purchase one whole share, thus making us, we believe, a more attractive business combination partner for target businesses. Nevertheless, this unit structure may cause our Public Units to be worth less than if they included a Public Warrant to purchase one whole share.

Warrants will become exercisable for our Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

We issued Public Warrants to purchase 6,250,000 shares of Class A Common Stock as part of our IPO and, on the IPO closing date, we issued Private Warrants to the Sponsor and the Underwriters to purchase in the aggregate 2,000,000 shares of our Class A Common Stock, in each case with a strike price of $11.50 per share. In addition, prior to consummating an initial business combination, nothing prevents us from issuing additional securities in a private placement so long as they do not participate in any manner in the Trust Account or vote as a class with the common stock on an initial business combination. Notwithstanding the foregoing, the shares of Class A Common Stock issuable upon exercise of our warrants will result in dilution to the then existing holders of Class A Common Stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Class A Common Stock. Since the Public Warrants began trading separately on December 7, 2021, their trading range has been $0.012 - $0.60, resulting in an average of $0.31 and an approximate value of $3,875,000. Since the Public Warrants are freely tradable, the number of Public Warrants outstanding is not dependent on the level of redemptions of Class A Common Stock. For more information on the Public Warrants, please see the Existing Warrant Agreement.

The Private Warrants are identical to the Public Warrants sold as part of the Public Units issued in our IPO except that, so long as they are held by the Sponsor, the Underwriters or their permitted transferees: (i) they will not be redeemable by us; (ii) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of an initial business combination; (iii) they may be exercised by the holders on a net share (cashless) basis; and (iv) are subject to registration rights.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our Public Stockholders upon the redemption of our Public Shares in the event we do not complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our Public Shares as soon as reasonably possible following February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) in the event we do not complete an initial business combination and, therefore, we do not intend to comply with the foregoing procedures.

Because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our Public Shares in the event we do not complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

Our internal control over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, the Company may be required to provide the management report on internal controls commencing with the annual report for fiscal year ended December 31, 2022, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of SMX as a privately held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of SOX until the date we are no longer an emerging growth company. Our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the Post-Combination Company are documented, designed or operating.

Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of the Post-Combination Company or are unable to comply with the requirements of Section 404 of SOX or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.

The Company’s stockholders may be held liable for claims by third parties against the Company to the extent of distributions received by them.

If the Company has not completed a business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by the Company to pay its taxes payable and up to $100,000 of interest to pay dissolution expenses, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Lionheart Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against the Company which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by the Company’s stockholders. Furthermore, because the Company intends to distribute the proceeds held in the Public Shares to the Company’s Public Stockholders promptly after expiration of the time the Company has to complete an initial business combination, this may be viewed or interpreted as giving preference to the Company’s Public Stockholders over any potential creditors with respect to access to or distributions from the Company’s assets. Furthermore, the Lionheart Board may be viewed as having breached their fiduciary duties to the Company’s creditors and/or may have acted in bad faith, and thereby exposing itself and the Company to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. The Company cannot assure you that claims will not be brought against it for these reasons.

Risks Related to Ownership of the Parent Shares Following the Business Combination

In this section, unless otherwise noted or the context otherwise requires, “we”, “us”, and “our” refer to the Post-Combination Company.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company’s securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the BCA and the SID was executed, the date of this proxy statement/prospectus, or the date on which our stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Immediately prior to the Business Combination, there has not been a public market for SMX’s stock in the United States and trading in the shares of SMX in the ASX has not been active and trading in the shares of the Company’s Class A Common Stock has not been active. Accordingly, the valuation ascribed to SMX and the Company’s Class A Common Stock in the Business Combination may not be indicative of the price of the Post-Combination Company that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies that investors perceive to be similar to the Post-Combination Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert our management’s attention and resources and could also require us to make substantial payments to satisfy judgments or to settle litigation.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Post-Combination Company, its business, or its market, or if they change their recommendations regarding the Parent Shares adversely, then the price and trading volume of the Parent Shares could decline.

The trading market for our Class A Common Stock, issuable upon exercise of the Parent Public Warrants, will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the Post-Combination Company. If no securities or industry analysts commence coverage of the Post-Combination Company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Post-Combination Company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our Class A Common Stock, issuable upon exercise of the Parent Public Warrants, would likely decline. If any analyst who may cover the Company were to cease coverage of the Post-Combination Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

Risks Related to Redemption

In this section, unless otherwise noted or the context otherwise requires, “we”, “us”, and “our” refer to the Company or Lionheart.

If third parties bring claims against the Company, the proceeds held in the Trust Account could be reduced and the per share redemption amount received by stockholders may be less than $10.10 per share.

The Company’s placement of funds in the Trust Account may not protect those funds from third-party claims against the Company. Although the Company has sought and will continue to seek to have all vendors, service providers, prospective target businesses, including SMX, or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Public Stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against the Company’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to the Company than any alternative. Withum Smith+Brown, PC, our independent registered public accounting firm, did not execute agreements with the Company waiving such claims to the monies held in the Trust Account.

The Company’s independent directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Public Stockholders.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.10 per Public Share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, the Company’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations.

While the Company currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to the Company, it is possible that the Company’s independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If the Company’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to the Public Stockholders may be reduced below $10.10 per share.

There is no guarantee that a Public Stockholder’s decision whether to redeem their Public Shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.

No assurance can be given as to the price at which a Public Stockholder may be able to sell the shares of our Class A Common Stock in the future following the completion of the Business Combination. Certain events following the consummation of any business combination, including the Business Combination, may cause an increase in the Company’s stock price, and may result in a lower value realized now than a stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s Public Shares. Similarly, if a Public Stockholder does not redeem such person’s shares, such stockholder will bear the risk of ownership of the Class A Common Stock after the consummation of the Business Combination, and there can be no assurance that a stockholder can sell such person’s shares of Class A Common Stock in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A Public Stockholder should consult such person’s own tax and/or financial advisor for assistance on how this may affect its individual situation.

If the Public Stockholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Public Shares for a pro rata portion of the funds held in the Trust Account.

To exercise their redemption rights, stockholders are required to deliver their stock, either physically or electronically using Depository Trust Company’s DWAC System, to the Company’s transfer agent two business days prior to the vote at the Special Meeting. If a holder properly seeks redemption as described in this proxy statement/prospectus and the Business Combination is consummated, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own such shares following the Business Combination. See the section entitled “The Special Meeting of Lionheart Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.

If, before distributing the proceeds in the Trust Account to the Public Stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of the stockholders and the per share amount that would otherwise be received by the Company’s stockholders in connection with the Company’s liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to the Public Stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in the Company’s bankruptcy estate and subject to the claims of third parties with priority over the claims of stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per share amount that would otherwise be received by Company stockholders in connection with our liquidation may be reduced.

If, after the Company distributes the proceeds in the Trust Account to the Public Stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the Company and the Lionheart Board may be exposed to claims of punitive damages.

If, after the Company distributes the proceeds in the Trust Account to the Public Stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, any distributions received by Company stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Company stockholders. In addition, the Lionheart Board may be viewed as having breached its fiduciary duty to the Company’s creditors and/or having acted in bad faith, thereby exposing itself and the Company to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15% of the Public Shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the Public Shares.

A Public Stockholder, together with any of such person’s affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate such person’s Public Shares or, if part of such a group, the group’s Public Shares, in excess of 15% of the Public Shares without our prior consent. Your inability to redeem any such excess Public Shares could result in you suffering a material loss on your investment in the Company if you sell such excess Public Shares in open market transactions. The Company cannot assure you that the value of such excess Public Shares will appreciate over time following the Business Combination or that the market price of the Public Shares will exceed the per-share redemption price.

However, the stockholders’ ability to vote all of their Public Shares (including such excess shares) for or against the Business Combination Proposal is not restricted by this limitation on redemption.

Unlike some other blank check companies, the Company does not have a specified maximum redemption threshold. The absence of such a redemption threshold will make it easier for us to consummate the Business Combination even if a substantial number of our stockholders redeem their shares.

Unlike some other blank check companies, the Company does not have a specified maximum redemption threshold, except that we will not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. Some other blank check companies’ structures disallow the consummation of a business combination if the holders of such companies’ public shares elect to redeem or convert more than a specified percentage of the shares sold in such companies’ initial public offering. Because we have no such maximum redemption threshold, we may be able to consummate the Business Combination even though a substantial number of our Public Stockholders have redeemed their shares.

If a stockholder fails to receive notice of our offer to redeem our Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

If, despite our compliance with the proxy rules, a stockholder fails to receive our proxy materials, such stockholder may not become aware of the opportunity to redeem his, her or its shares. In addition, the proxy materials that we are furnishing to holders of our Public Shares in connection with the Business Combination describes the various procedures that must be complied with in order to validly redeem Public Shares. In the event that a stockholder fails to comply with these procedures, his, her or its shares may not be redeemed.

Risks related to Tax

The enactment of legislation implementing changes in taxation of international business activities, the adoption of other corporate tax reform policies, or changes in tax legislation or policies could impact Parent’s future financial position and results of operations.

Corporate tax reform, base-erosion efforts and tax transparency continue to be high priorities in many tax jurisdictions where we have business operations. As a result, policies regarding corporate income and other taxes in numerous jurisdictions are under heightened scrutiny and tax reform legislation is being proposed or enacted in a number of jurisdictions.

In 2015, the Organization for Economic Co-operation and Development (the “OECD”) published final recommendations on base erosion and profit shifting (“BEPS”). These recommendations proposed the development of rules directed at counteracting the effects of tax havens and preferential tax regimes in countries around the world. Several of the areas of tax law on which the BEPS project focused have led or will lead to changes in the domestic law of individual OECD jurisdictions. These changes include (amongst others) restrictions on interest and other deductions for tax purposes, the introduction of broad anti-hybrid regimes and reform of controlled foreign corporation rules. Changes are also expected to arise in the application of certain double tax treaties, which may restrict the ability of certain members of Parent to rely on the terms of relevant double tax treaties in certain circumstances. Further, recent BEPS developments such as the OECD Inclusive Framework’s global tax reform statements in October 2021 include proposals for new profit allocation and nexus rules and for rules (including Pillar Two model rules released in December 2021) to ensure that the profits of multinational enterprises are subject to a minimum rate of tax. If these are enacted, we would expect Parent’s tax costs and operational expenses related to this complex compliance to increase.

Changes of law in individual jurisdictions which may arise as a result of the BEPS project or other tax measures may ultimately increase the tax base of individual members of Parent in certain jurisdictions or the worldwide tax exposure of Parent. Changes of law may also include revisions to the definition of a “permanent establishment” and the rules for attributing profit to a permanent establishment. Other changes may focus on the goal of ensuring that transfer pricing outcomes are in line with value creation.

Such changes to tax laws could increase their complexity and the burden and costs of compliance. Additionally, such changes could also result in significant modifications to existing transfer pricing rules and could potentially have an adverse impact on Parent’s taxable profits in various jurisdictions.

U.S. holders that directly or indirectly own 10% or more of our equity interests may be subject to adverse U.S. federal income tax consequences under rules applicable to U.S. shareholders of “controlled foreign corporations.”

A non-U.S. corporation generally will be classified as a controlled foreign corporation for U.S. federal income tax purposes (a “CFC”), if “10% U.S. equityholders” (as defined below) own, directly, indirectly or constructively, more than 50% of either (i) the total combined voting power of all classes of stock of such corporation entitled to vote or (ii) the total value of the stock of such corporation. We do not believe that Parent would be classified as a CFC at the time of Closing, although CFC status is determined after taking into account complex constructive ownership rules and, accordingly, there can be no assurance in this regard. However, certain of Parent’s non-U.S. subsidiaries may be classified as CFCs (as a result of the application of certain constructive ownership rules which treat Parent’s U.S. subsidiaries as owning the equity of those non-U.S. subsidiaries), and it is possible that we may be classified as a CFC in the future. The U.S. federal income tax consequences for U.S. holders who at all times are not 10% U.S. equityholders would not be affected by the CFC rules. However, a U.S. holder that owns (or is treated as owning, directly, indirectly or constructively, including by applying certain attribution rules) 10% or more of the combined voting power of all classes of our stock entitled to vote or the total value of our equity interests (including equity interests attributable to a deemed exercise of options and convertible debt instruments), or a “10% U.S. equityholder,” if we were classified as a CFC, would generally be subject to current U.S. federal income taxation on a portion of our applicable subsidiaries’ earnings and profits (as determined for U.S. federal income tax purposes) and our earnings and profits, regardless of whether such 10% U.S. equityholder receives any actual distributions (with certain exceptions in the case of CFCs attributed through downward attribution). In addition, if we were classified as a CFC, a portion of any gains realized on the sale of our common shares by a 10% U.S. equityholder may be treated as ordinary income. A 10% U.S. equityholder will also be subject to additional U.S. federal income tax information reporting requirements with respect to our subsidiaries that are classified as CFCs and with respect to us (if we or any of our subsidiaries were classified as a CFC) and substantial penalties may be imposed for noncompliance. We cannot provide any assurances that Parent will assist U.S. holders in determining whether Parent or any of its subsidiaries are treated as a CFC for U.S. federal income tax purposes or whether any U.S. holder is treated as a 10% U.S. equityholder with respect to any of such CFC or furnish to any holder information that may be necessary to comply with reporting and tax paying obligations if Parent, or any of its subsidiaries, is treated as a CFC for U.S. federal income tax purposes. Each U.S. holder should consult its own tax advisor regarding the CFC rules and whether such U.S. holder may be a 10% U.S. equityholder for purposes of these rules.

Our U.S. stockholders may suffer adverse tax consequences if we are classified as a “passive foreign investment company.”

A non-U.S. corporation generally will be treated as a “passive foreign investment company” (a “PFIC”), for U.S. federal income tax purposes, in any taxable year if either (1) at least 75% of its gross income for such year is passive income or (2) at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce or are held for the production of passive income. Based on the current and anticipated composition of the income, assets and operations of Parent and its subsidiaries and certain factual assumptions, Parent does not expect to be treated as a PFIC for its taxable year that includes the date of the Business Combination. However, there can be no assurances in this regard, because PFIC status is determined annually and requires a factual determination that depends on, among other things, the composition of a company’s income, assets and activities in each taxable year, and can only be made annually after the close of each taxable year, and is thus subject to significant uncertainty. Furthermore, because the value of our gross assets is likely to be determined in part by reference to our market capitalization, a decline in the value of our ordinary shares may result in Parent becoming a PFIC. Accordingly, there can be no assurance that we will not be considered a PFIC for any taxable year. If we are a PFIC for any taxable year during which a U.S. holder (as defined in “Certain Material U.S. Federal Income Tax Considerations”) holds our ordinary shares, certain adverse U.S. federal income tax consequences could apply to such U.S. Holder. Prospective U.S. Holders should consult their tax advisors regarding the potential application of the PFIC rules to them. See “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — Passive Foreign Investment Company Rules” below.

The Internal Revenue Service may not agree that Parent should be treated as a non-U.S. corporation for U.S. federal income tax purposes.

Although Parent is incorporated in Ireland, the Internal Revenue Service (“IRS”) may assert that it should be treated as a U.S. corporation (and therefore a U.S. tax resident) for U.S. federal income tax purposes pursuant to Section 7874 of the Code. For U.S. federal income tax purposes, a corporation is generally considered a U.S. “domestic” corporation (or U.S. tax resident) if it is organized in the United States, and a corporation is generally considered a “foreign” corporation (or non-U.S. tax resident) if it is not a U.S. corporation. Because Parent is an entity incorporated in Ireland, it would generally be classified as a foreign corporation (or non-U.S. tax resident) under these rules. Section 7874 of the Code provides an exception under which a foreign incorporated and foreign tax resident entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes.

As more fully described in the section titled “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — U.S. Federal Income Tax Treatment of Parent,” based on the terms of the Business Combination and certain factual assumptions, Parent is not currently expected to be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code after the Business Combination. However, the application of Section 7874 of the Code is complex and is subject to detailed regulations (the application of which is uncertain in various respects and would be impacted by changes in such U.S. Treasury Regulations with possible retroactive effect) and is subject to certain factual uncertainties. Accordingly, there can be no assurance that the IRS will not challenge the status of Parent as a foreign corporation under Section 7874 of the Code or that such challenge would not be sustained by a court.

If the IRS were to successfully challenge under Section 7874 of the Code Parent’s status as a foreign corporation for U.S. federal income tax purposes, Parent and certain Parent shareholders would be subject to significant adverse tax consequences, including a higher effective corporate income tax rate on Parent and future withholding taxes on certain Parent shareholders, depending on the application of any income tax treaty that might apply to reduce such withholding taxes.

See “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — U.S. Federal Income Tax Treatment of Parent” for a more detailed discussion of the application of Section 7874 of the Code to the Business Combination. Investors in Parent should consult their own tax advisors regarding the application of Section 7874 of the Code to the Business Combination.

Section 7874 of the Code may limit the ability of Lionheart to use certain tax attributes following the Business Combination, increase Parent’s U.S. affiliates’ U.S. taxable income or have other adverse consequences to Parent and Parent’s shareholders.

Following the acquisition of a U.S. corporation by a foreign corporation, Section 7874 of the Code can limit the ability of the acquired U.S. corporation and its U.S. affiliates to use U.S. tax attributes (including net operating losses and certain tax credits) to offset U.S. taxable income resulting from certain transactions, as well as result in certain other adverse tax consequences, even if the acquiring foreign corporation is respected as a foreign corporation for purposes of Section 7874 of the Code. In general, if a foreign corporation acquires, directly or indirectly, substantially all of the properties held directly or indirectly by a U.S. corporation and after the acquisition, the former stockholders of the acquired U.S. corporation hold at least 60% (by either vote or value) but less than 80% (by vote and value) of the shares of the foreign acquiring corporation by reason of holding shares in the acquired U.S. corporation, subject to other requirements, certain adverse tax consequences under Section 7874 of the Code may apply.

If these rules apply to the Business Combination, Parent and certain of Parent’s shareholders may be subject to adverse tax consequences including, but not limited to, restrictions on the use of tax attributes with respect to “inversion gain” recognized over a 10-year period following the transaction, disqualification of dividends paid from preferential “qualified dividend income” rates and the requirement that any U.S. corporation owned by Parent include as “base erosion payments” that may be subject to a minimum U.S. federal income tax any amounts treated as reductions in gross income paid to certain related foreign persons. Furthermore, certain “disqualified individuals” (including officers and directors of a U.S. corporation) may be subject to an excise tax on certain stock-based compensation held thereby at a rate of 20%.

As more fully described in the section titled “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — U.S. Federal Income Tax Treatment of Parent,” based on the terms of the Business Combination and certain factual assumptions, Parent is not currently expected to be subject to these rules under Section 7874 of the Code after the Business Combination.

However, even if Parent is not subject to the above adverse consequences under Section 7874, Parent may be limited in using its equity to engage in future acquisitions of U.S. corporations over a 36-month period following the Business Combination. If Parent were to be treated as acquiring substantially all of the assets of a U.S. corporation or U.S. partnership within a 36-month period after the Business Combination, the Section 7874 regulations would exclude certain shares of Parent attributable to the Business Combination for purposes of determining the Section 7874 percentage of that subsequent acquisition, making it more likely that Section 7874 of the Code will apply to such subsequent acquisition.

See “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — U.S. Federal Income Tax Treatment of Parent” for a more detailed discussion of the application of Section 7874 of the Code to the Business Combination. Investors in Parent should consult their own advisors regarding the application of Section 7874 of the Code to the Business Combination.

The Business Combination may be treated as a taxable exchange to holders of Company Public Shares or Company Public Warrants.

The Business Combination has been structured to qualify as a reorganization under Section 368(a) of the Code (a “Reorganization”) and the parties to the Business Combination Agreement adopted the agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). In order for the Business Combination to so qualify, among other requirements, it is necessary that Parent either (i) continue Lionheart’s historic business or (ii) use a significant portion of Lionheart’s historic business assets in a business. There is no authority applying this test to the acquisition of a blank check company in a transaction comparable to the Business Combination. Consequently, it is unclear under applicable law whether Lionheart’s operations and assets acquired in the Business Combination will qualify as a historic business or historic business assets for this purpose. If they do not so qualify, the Business Combination will not qualify as a Reorganization. Additionally, in order for the Business Combination to qualify as a Reorganization, it is necessary that a substantial part of the value of the proprietary interests in Lionheart be preserved in the Business Combination. It is unclear whether Redemption Rights will be exercised by Company Public Stockholders to a degree that will prevent a substantial part of the value of the propriety interests in Lionheart from being preserved for this purpose. If it is not so preserved, then the Business Combination would not qualify as a Reorganization.

Neither Parent, Lionheart, nor any other party to the Business Combination Agreement makes any representations or provides any assurances regarding the qualification of the Business Combination as a Reorganization. Furthermore, because of the legal and factual uncertainties described above, no opinion of counsel has or will be provided regarding the qualification of the Business Combination as a Reorganization and neither Lionheart nor Parent intends to file the statement described in Treasury Regulations Section 1.368-3(a), reporting the Merger as a reorganization.

In the event that the Business Combination does not meet the requirements of a Reorganization, the Business Combination is also structured to qualify, and in the opinion of our counsel will qualify, as a transaction described in Section 351(a) of the Code.

See “Certain Material U.S. Federal Income Tax Considerations — Material U.S. Federal Tax Considerations — The Business Combination” below for a more detailed discussion of the tax consequences to holders of Company Public Shares or Company Public Warrants.

The Excise Tax included in the Inflation Reduction Act of 2022 may impose a significant tax liability on the Company after the Business Combination.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IRA”), which, among other changes, generally imposes a 1% excise tax on the fair market value of stock repurchased by certain publicly-traded domestic corporations beginning in 2023, with certain exceptions (the “Excise Tax”). Because the Company is a publicly-traded Delaware corporation, the Company may be a “covered corporation” within the meaning of the IRA, and it is possible the Excise Tax will apply to any redemptions of Company Public Shares after December 31, 2022, including redemptions occurring in connection with the Business Combination, unless an exemption is available. Consequently, the value of your investment in our securities may decrease as a result of the Excise Tax. Further, the application of the Excise Tax in the event of a liquidation is uncertain absent further guidance.

The proceeds placed in the Trust Account shall not be used to pay for possible excise taxes or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company. However, the interest earned on the proceeds placed in the Trust Account may be used to pay any taxes that may be levied on the Company, including franchise taxes, income taxes and any excise taxes, including the possible Excise Tax.

Risks related to Irish Law

Following consummation of the Business Combination, a transfer of Parent Shares or Parent Warrants, other than one effected by means of the transfer of book-entry interests in the Depository Trust Company, may be subject to Irish stamp duty.

Submission will be made to the Irish Revenue Commissioners to confirm that transfers of the Parent Shares and Parent Warrants effected by means of the transfer of book-entry interests in the Depository Trust Company (“DTC”) will not be subject to Irish stamp duty. It is anticipated that the majority of the Parent Shares and Parent Warrants will be traded through DTC by brokers who hold such shares on behalf of customers.

However, if you hold your Parent Shares or Parent Warrants directly rather than beneficially through DTC, any transfer of your Parent Shares or Parent Warrants could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the Parent Shares or Parent Warrants acquired). Payment of Irish stamp duty is generally a legal obligation of the transferee. The potential for stamp duty could adversely affect the price of your Post-Combination Company securities.

If the Parent Shares or Parent Warrants are not eligible for deposit and clearing within the facilities of DTC, then transactions in the Parent Shares or Parent Warrants may be disrupted.

The facilities of DTC are a widely-used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms.

Upon the consummation of the Business Combination, the Parent Shares and Parent Warrants will be eligible for deposit and clearing within the DTC system. Parent expects to enter into arrangements with DTC whereby it will agree to indemnify DTC for any Irish stamp duty that may be assessed upon it as a result of its service as a depository and clearing agency for the Parent Shares and Parent Warrants. It is expected that these actions, among others, will result in DTC agreeing to accept the Parent Shares and Parent Warrants for deposit and clearing within its facilities upon the completion of the Business Combination.

DTC is not obligated to accept the Parent Shares or Parent Warrants for deposit and clearing within its facilities upon the completion of the Business Combination and, even if DTC does initially accept the Parent Shares or Parent Warrants, it generally will have discretion to cease to act as a depository and clearing agency for the Parent Shares or Parent Warrants. If DTC determined prior to the completion of the Business Combination that the Parent Shares or Parent Warrants are not eligible for clearance within its facilities, then it is not expected that the transactions would be completed in their current form. However, if DTC determined at any time after the completion of the Business Combination that the Parent Shares or Parent Warrants were not eligible for continued deposit and clearance within its facilities, then the Parent Shares and Parent Warrants would not be eligible for continued listing on a U.S. securities exchange and trading in the Parent Shares or Parent Warrants would be disrupted. While Parent would pursue alternative arrangements to preserve the Post-Combination Company’s listing and maintain trading, any such disruption could have a material adverse effect on the trading price of the Parent Shares or Parent Warrants.

The Post-Combination Company’s failure to meet the continued listing requirements of Nasdaq could result in a delisting of its securities.

If, after listing on Nasdaq, the Parent fails to satisfy the continued listing requirements of Nasdaq such as the corporate governance requirements or the minimum share price requirement, Nasdaq may take steps to delist its securities. Such delisting would likely have a negative effect on the price of the securities and would impair your ability to sell or purchase the securities when you wish to do so. In the event of a delisting, the Parent can provide no assurance that any action taken by it to restore compliance with listing requirements would allow its securities to become listed again, stabilize the market price or improve the liquidity of its securities, prevent its securities from dropping below Nasdaq minimum share price requirement or prevent future non-compliance with Nasdaq’s listing requirements. Additionally, if the Parent’s securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of your securities may be more limited than if they were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

The Post-Combination Company does not intend to pay dividends for the foreseeable future.

The Company has never declared or paid any cash dividends on its capital stock and does not intend to pay any cash dividends in the foreseeable future. The Post-Combination Company expects to retain future earnings, if any, to fund the development and growth of its business. Any future determination to pay dividends on the Post-Combination Company’s capital stock will be at the discretion of the Board.

In certain limited circumstances, dividends paid by Parent may be subject to Irish dividend withholding tax.

Parent currently does not expect to pay any cash dividends on Parent Shares. If Parent were to declare and pay dividends, in certain limited circumstances, dividend withholding tax (currently at a rate of 25%) may arise in respect of dividends paid on Parent Shares. A number of exemptions from dividend withholding tax exist such that shareholders resident in the U.S. and other exempt countries may be entitled to exemptions from dividend withholding tax.

Submission will be made to the Irish Revenue Commissioners to confirm that shareholders resident in the U.S. that hold their Parent Shares through DTC will not be subject to dividend withholding tax, provided the addressees of the beneficial owners of such Parent Shares in the records of the brokers holding such Parent Shares are recorded as being in the U.S. (and such brokers have further transmitted the relevant information to a qualifying intermediary appointed by Parent). It is expected that this confirmation should be granted. However, other holders of Parent Shares may be subject to dividend withholding tax, which could adversely affect the price of their Parent Shares.

After the Business Combination, dividends received by Irish residents and certain other shareholders may be subject to Irish income tax.

Shareholders entitled to an exemption from Irish dividend withholding tax on dividends received from Parent will not be subject to Irish income tax in respect of those dividends unless they have some connection with Ireland other than their shareholding in Parent (for example, they are resident in Ireland). Shareholders who receive dividends subject to Irish dividend withholding tax will generally have no further liability to Irish income tax on those dividends.

Parent Shares or Parent Warrants received by means of a gift or inheritance could be subject to Irish capital acquisitions tax.

Irish capital acquisitions tax (“CAT”) could apply to a gift or inheritance of Parent Shares or Parent Warrants irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Parent Shares or Parent Warrants will be regarded as property situated in Ireland. The person who receives the gift or inheritance has primary liability for CAT. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents.

It is recommended that each shareholder consult his or her own tax advisor as to the tax consequences of holding Parent Shares or Parent Warrants in, and receiving distributions from, Parent.

The Post-Combination Company’s staggered board will limit your ability to influence corporate matters and could discourage others from pursuing any change of control transactions that holders of Parent Shares may view as beneficial.

The Parent Amended and Restated Memorandum and Articles of Association will provide that the Post-Combination Company Board shall have three classes of directors with the directors of each class serving staggered three year terms. The Post-Combination Company’s staggered board may limit your ability to influence corporate matters and could also discourage others from pursuing any potential merger, takeover, or other change of control transactions, which could have the effect of depriving the holders of Parent Shares and Parent Warrants of the opportunity to sell their Parent Shares at a premium over the prevailing market price. Additionally, the Post-Combination Company’s staggered board may discourage proxy contests for the election of directors and purchases of substantial blocks of Parent Shares by making it more difficult for a potential acquirer to gain control of or influence with the Post-Combination Company Board.

There will be material differences between your current rights as a holder of the Company’s securities and the rights one can expect as a holder of Parent securities, some of which may adversely affect you.

Upon completion of the Business Combination, Company stockholders will no longer be stockholders of the Company, a Delaware corporation, but will be shareholders of Parent, a public limited company incorporated in Ireland. There will be material differences between the current rights of the Company stockholders and the rights you can expect to have as a holder of the Parent Shares, some of which may adversely affect you.

For a more detailed discussion of the differences in the rights of Company stockholders and the Parent shareholders, see the section of this proxy statement/prospectus titled “Comparison of Corporate Governance and Shareholder Rights”.

Provisions in the Parent Amended and Restated Memorandum and Articles of Association and under Irish law could make an acquisition of the Post-Combination Company more difficult, may limit attempts by the Post-Combination Company shareholders to replace or remove the Post-Combination Company’s management, may limit shareholders’ ability to obtain a favorable judicial forum for disputes with the Post-Combination Company or the Post-Combination Company’s directors, officers or employees, and may limit the market price of the Parent Shares and/or the Parent Warrants.

Provisions in the Parent Amended and Restated Memorandum and Articles of Association may have the effect of delaying or preventing a change of control or changes in the Post-Combination Company’s management. The Parent Amended and Restated Memorandum and Articles of Association includes provisions that:

•	require that the Post-Combination Company Board be classified into three classes of directors with staggered three-year terms;

•	permit the Post-Combination Company Board to establish the number of directors and fill any vacancies and newly created directorships; and

•	prohibit shareholder action by written consent without unanimous approval of all holders of the Parent Shares.

The Parent Amended and Restated Memorandum and Articles of Association contains exclusive forum provisions for certain claims, which could limit the Post-Combination Company’s shareholders’ ability to obtain a favorable judicial forum for disputes with the Post-Combination Company or the Post-Combination Company’s directors, officers or employees.

The Parent Amended and Restated Memorandum and Articles of Association provides that unless the Post-Combination Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act or the Securities Act (the “Federal Forum Provision”). Further, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all claims brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. The Post-Combination Company’s decision to adopt the Federal Forum Provision followed a decision by the Supreme Court of the State of Delaware holding that such provisions are facially valid under Delaware law. While there can be no assurance that federal or state courts will follow the holding of the Delaware Supreme Court or determine that the Federal Forum Provision should be enforced in a particular case, application of the Federal Forum Provision means that suits brought by the Post-Combination Company’s shareholders to enforce any duty or liability created by the Securities Act must be brought in federal court and cannot be brought in state court.

Section 27 of the Exchange Act creates exclusive federal jurisdiction over all claims brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and the Parent Amended and Restated Memorandum and Articles of Association confirms that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Exchange Act. Accordingly, actions by the Post-Combination Company’s shareholders to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder must be brought in federal court.

Any person or entity purchasing or otherwise acquiring or holding any interest in any of the Post-Combination Company’s securities shall be deemed to have notice of and consented to the Post-Combination Company’s exclusive forum provisions, including the Federal Forum Provision. Additionally, the Post-Combination Company’s shareholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. These provisions may lead to the Post-Combination Company’s shareholders incurring increased costs if they were to bring a claim against the Post-Combination Company, and may limit the Post-Combination Company’s shareholders’ ability to bring a claim in a judicial forum they find favorable for disputes with the Post-Combination Company or the Post-Combination Company’s directors, officers, or other employees or agents, which may discourage lawsuits against the Post-Combination Company and the Post-Combination Company’s directors, officers and other employees and agents. Alternatively, if a court were to find the choice of forum provision contained in the Parent Amended and Restated Memorandum and Articles of Association to be inapplicable or unenforceable in an action, the Post-Combination Company may incur additional costs associated with resolving such action in other jurisdictions, which may have an adverse effect on the Post-Combination Company’s business, financial condition and results of operations.

As a matter of Irish law, the Post-Combination Company’s shareholders are bound by the provisions of the Parent Amended and Restated Memorandum and Articles of Association. An Irish court would be expected to recognize the exclusive jurisdiction of the federal district courts of the United States of America in respect of causes of action arising under the Exchange Act or the Securities Act.

As an Irish public limited company, certain capital structure decisions regarding the Post-Combination Company will require the approval of the shareholders of the Post-Combination Company, which may limit the Post-Combination Company’s flexibility to manage its capital structure.

Parent is an Irish incorporated public limited company, and following consummation of the Business Combination, certain capital structure decisions regarding the Post-Combination Company will require the approval of the Post-Combination Company’s shareholders, which may limit our flexibility to manage our capital structure. Under Irish law, the directors of a company may only allot and issue “relevant securities” (comprising, subject to certain exceptions, new shares and rights to subscribe for, or convert any security into, new shares) once generally or specifically authorized to do so by its constitution or by a resolution approved by a simple majority of the votes cast at a general meeting of its shareholders at which a quorum is present, referred to under Irish law as an “ordinary resolution.” A general authorization may be granted in respect of up to the entirety of a company’s authorized but unissued share capital and for a maximum period of five years, at which point it must be renewed by another ordinary resolution. The Parent Amended and Restated Memorandum and Articles of

Association, which will be adopted shortly prior to the completion of the Business Combination, will authorize the Board to allot and issue new shares and rights to subscribe for, or convert any security into, new shares in the capital of the Post-Combination Company up to the maximum of the Post-Combination Company’s authorized but unissued share capital for a period of five years from the date of adoption. This authorization will need to be renewed by ordinary resolution upon its expiration and at periodic intervals thereafter. While an allotment authority may be given for up to five years at each renewal, governance considerations may result in renewals for shorter periods or in respect of less than the maximum permitted number of relevant securities being sought or approved. Any increase in the Post-Combination Company’s authorized share capital also requires to be approved by an ordinary resolution.

Subject to certain exceptions, Irish law also provides shareholders with statutory preemption rights when “equity securities” (comprising, subject to certain exceptions, new shares, and rights to subscribe for, or convert any securities into, new shares) are issued for cash. However, it is possible for such statutory preemption rights to be generally or specifically disapplied in a company’s constitution or by a resolution approved by not less than 75% of the votes cast at a general meeting of its shareholders at which a quorum is present, referred to under Irish law as a “special resolution.” A general disapplication of pre-emption rights may be given in respect of up to the entirety of a company’s authorized but unissued share capital and for a maximum period of five years, at which point it must be renewed by another special resolution. The Parent Amended and Restated Memorandum and Articles of Association, which will be adopted shortly prior to the completion of the Business Combination, will disapply statutory preemption rights up to the maximum of the authorized but unissued share capital for a period of five years from the date of adoption. This disapplication will need to be renewed by special resolution upon its expiration and at periodic intervals thereafter. While a disapplication of statutory preemption rights may be given for up to five years at each renewal, governance considerations may result in renewals for shorter periods or in respect of less than the maximum permitted number of equity securities being sought or approved.

Attempted takeovers of Post-Combination Company will be subject to the Irish Takeover Rules and will be under the supervisory jurisdiction of the Irish Takeover Panel.

The Post-Combination Company will be subject to the Irish Takeover Rules, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including Nasdaq. The Irish Takeover Rules are administered by the Irish Takeover Panel, which has supervisory jurisdiction over such transactions. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in situations involving multiple bidders, that there is a level playing field. For example, pursuant to the Irish Takeover Rules, the Board of Directors of Parent will not be permitted, without shareholder approval, to take certain actions which might frustrate an offer for Parent Shares once the Board of Directors of Parent has received an approach that might lead to an offer or has reason to believe that an offer is, or may be, imminent.

Under the Irish Takeover Rules, if an acquisition of Parent Shares were to increase the aggregate holdings of the acquirer (together with its concert parties) to 30% or more of the voting rights of Parent, such acquirer and, in certain circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make an offer for the outstanding Parent Shares at a price not less than the highest price paid by such acquirer or its concert parties for Parent Shares during the previous 12 months. This requirement would also be triggered by the acquisition of Parent Shares by any person holding (together with its concert parties) between 30% and 50% of the voting rights of Parent if the effect of such acquisition were to increase that person’s voting rights by 0.05% within a 12-month period.

Following consummation of the Business Combination, under the Irish Takeover Rules, a person, or persons acting in concert, who acquire(s), or consolidate(s), control of the Post-Combination Company may be required to make a mandatory cash offer for the remaining shares of the Post-Combination Company.

Under the Irish Takeover Rules, in certain circumstances, a person, or persons acting in concert, who acquire(s), or consolidate(s), control of the Post-Combination Company may be required to make a mandatory cash offer for the remaining shares of the Post-Combination Company at a price not less than the highest price paid for the shares by that person or its concert parties during the previous 12 months. Save with the consent of the Irish Takeover Panel, this mandatory offer requirement is triggered: (i) if an acquisition of shares would result in a person or persons acting in concert holding shares representing 30% or more of the voting rights of the Post-Combination Company and (ii) where a person, or persons acting in concert, already hold(s) shares representing 30% or more of the voting rights of the Post-Combination Company, if an acquisition of shares would result in the percentage of the voting rights of the Post-Combination Company held by such person, or persons acting in concert, increasing by more than 0.05% within a 12-month period. In the case of an issuance of new shares, the Irish Takeover Panel will typically waive the mandatory offer requirement in circumstances where the issuance has been approved in advance by simple majority vote given at a general meeting of the independent (i.e., not interested) Post-Combination Company shareholders convened in accordance with the requirements (including as to disclosure) of the Irish Takeover Rules. The mandatory offer requirements do not apply to a single holder, holding shares representing more than 50% of the voting rights of the Post-Combination Company.

Anti-takeover provisions in the Parent Amended and Restated Memorandum and Articles of Association could make an acquisition of the Post-Combination Company more difficult.

The Parent Amended and Restated Memorandum and Articles of Association contains provisions that may delay or prevent a change of control, discourage bids at a premium over the market price of the Parent Shares, adversely affect the market price of the Parent Shares, and adversely affect the voting and other rights of shareholders of the Post-Combination Company. These provisions include: (i) permitting the board of directors of the Post-Combination Company to issue preference shares without the approval of the Post-Combination Company’s shareholders, with such rights, preferences and privileges as they may designate; and (ii) allowing the board of directors of the Post-Combination Company to adopt a shareholder rights plan upon such terms and conditions as it deems expedient in the interests of the Post-Combination Company.

Irish law requires the Post-Combination Company to have available “distributable profits” to pay dividends to shareholders and generally to make share repurchases and redemptions.

Under Irish law, the Post-Combination Company may only pay dividends and make other distributions (and, generally, make share repurchases and redemptions) only out of “distributable profits” shown on its unconsolidated financial statements prepared in accordance with the Irish Companies Act and filed with the Irish Companies Registration Office. Distributable profits are the accumulated realized profits of the Post-Combination Company that have not previously been utilized in a distribution or capitalization less accumulated realized losses that have not previously been written off in a reduction or reorganization of capital, and include reserves created by way of a reduction of capital. In addition, no dividend may be paid or other distribution, share repurchase or redemption made by the Post-Combination Company unless the net assets of the Post-Combination Company are equal to, or exceed, the aggregate of the Post-Combination Company’s called up share capital plus its undistributable reserves and the dividend or other distribution, share repurchase or redemption does not reduce the Post-Combination Company’s net assets below such aggregate. Undistributable reserves include the un-denominated capital, the capital redemption reserve fund, and the amount by which the Post-Combination Company accumulated unrealized profits that have not previously been utilized by any capitalization exceed the Post-Combination Company’s accumulated unrealized losses that have not previously been written off in a reduction or reorganization of capital.

The Post-Combination Company, as a new parent company with no operational history, will have no distributable profits of its own. Accordingly, in order to pay dividends or make other distributions, share repurchases or redemptions, the Post-Combination Company will need to generate distributable profits from its business activities or otherwise create distributable profits by alternative means, including a reduction of capital.

Irish law differs from the laws in effect in the United States and may afford less protection to our shareholders.

The Post-Combination Company will be an Irish incorporated public limited company. There is some uncertainty as to whether the courts of Ireland would recognize or enforce judgments of U.S. courts obtained against us or our directors or officers based on the civil liabilities provisions of the U.S. federal or state securities laws or hear actions against us or those persons based on those laws. The U.S. and Ireland do not currently have a treaty providing for the reciprocal recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters, and, accordingly, common law rules apply in determining whether a judgment of obtained in a U.S. court is enforceable in Ireland. Although there are processes under Irish law for enforcing a judgment of a U.S. court, including by seeking summary judgment in a new action in Ireland, those processes are subject to certain established principles and conditions, and there can be no assurance that an Irish court would enforce a judgment of a U.S. court in this way and thereby impose civil liberty on us or our directors or officers.

As an Irish company, the Post-Combination Company will be governed by the Irish Companies Act, which differs in some material respects from laws generally applicable to U.S. corporations and shareholders, including, among others, differences relating to interested director and officer transactions and shareholder lawsuits. Likewise, the duties of directors and officers of an Irish company generally are owed to the company only. Shareholders of Irish companies generally do not have a personal right of action against directors or officers of the company and may exercise such rights of action on behalf of the company only in limited circumstances. Accordingly, holders of our securities may have more difficulty protecting their interests than would holders of securities of a corporation incorporated in a jurisdiction of the U.S.

Risks related to the business and operations of Parent following the Transaction

In this section, unless otherwise noted or the context otherwise requires, “we”, “us”, and “our” refer to the Post-Combination Company following the Business Combination.

We are a rapidly growing company with a relatively limited operating history, which may result in increased risks, uncertainties, expenses and difficulties, and it may be difficult to evaluate our future prospects.

We have experienced rapid growth in recent years in the markets we serve, including hiring additional employees, running multiple projects concurrently and expanding into new fields, and we plan to continue to expand into new markets. Our limited operating history may make it difficult to make accurate predictions about our future performance. Assessing our business and future prospects may also be difficult because of the risks and difficulties we face. These risks and difficulties include our ability to:

•	enter into new relationships and maintain existing relationships with clients and business partners;

•	maintain cost-effective access to capital;

•	expand the use and applicability of our technology;

•	successfully build our brand and protect our reputation from negative publicity;

•	successfully adjust our proprietary technology, products and services in a timely manner in response to changing market conditions;

•	successfully compete with companies that are currently in, or may in the future enter, the business of providing traceability solutions;

•	enter into new markets and introduce new products and services based on our technology;

•	comply with and successfully adapt to complex and evolving legal and regulatory environments in our existing markets and ones we may enter in the future;

•	attract, integrate and retain qualified employees and independent contractors; and

•	effectively manage, scale and expand the capabilities of our teams, outsourcing relationships, third-party service providers, operating infrastructure and other business operations.

If we are not able to timely and effectively address these risks and difficulties as well as those described elsewhere in this “Risk Factors” section, our business, financial condition and results of operations may be adversely affected.

If we fail to effectively manage our growth, our business, financial condition, and results of operations could be adversely affected.

As described above, over the last several years, we have experienced rapid growth in our business and number of employees, and we expect to continue to experience growth in the future. This rapid growth has placed, and may continue to place, significant demands on our management, processes, systems and operational, technological and financial resources. Our ability to manage our growth effectively, integrate new employees, independent contractors and technologies into our existing business and attract new business partners and maintain relationships with existing business partners will require us to continue to retain, attract, train, motivate and manage employees and independent contractors and expand our operational, technological and financial infrastructure. Continued growth could strain our ability to develop and improve our operational, technological, financial and management controls, reporting systems and procedures, recruit, train and retain highly skilled personnel and maintain business partners’ and their customers’ satisfaction.

We may not have sufficient manufacturing capabilities for our markers and readers to satisfy demand for our products, including due to the Eastern-European issues, world politics, Covid-19 related issues, international freight issues, costs of goods and other external financial or political issues. We may be unable to control the availability or cost of producing such products.

Our current manufacturing capabilities may not reach the required production levels necessary in order to meet growing demands for any products we may commission or future products we may develop. There can be no assurance that our commissioned products can be manufactured at the desired commercial quantities, in compliance with our requirements and at an acceptable cost. Any such failure could delay or prevent us from shipping said products and marketing the technologies in accordance with our target growth strategies.

While we were able to date to find new employees, when required, Israeli (and other) high-tech employment atmosphere (including due to the post-Covid-19 pandemic and lack of available professionals) is making it harder and harder to find and retain new employees. Thus, risk exists that we will not be able to hire all the employees we seek to hire, in the timeframe required and anticipated, which may slow down our growth, cause increased costs and reduced profits or hinder our ability to duly and timely fulfil all tasks and growth plans.

We note that due to such employment atmosphere we may need to extend additional resources, including issuance of shares and options, and financial measures in order to create retention plans for key personnel.

Part of our products are in the field of sustainability and circular economy and part of our growth engine is the upcoming world-wide legislation and regulations demanding sustainability and circular economy and carbon-free environment. While we are not relying on such upcoming legislation or regulations, slow legislation or promulgation process and changes in priorities (including due to the Covid-19 epidemic or the Eastern-European issues) may slow our growth.

Due to the fact that we aim our sales efforts at large international market-maker conglomerates, our sales cycle is relatively slow and there is a larger risk that at any time, due to many reasons that are beyond our control, the sales cycle will be broken and all efforts will be lost.

Any of the foregoing factors could negatively affect our business, financial condition and results of operations.

If the Isorad Licence Agreement is terminated, our business, financial condition and results of operations may be harmed.

In January 2015, SMX Israel entered a license agreement with Isorad Ltd (a company wholly owned by the State of Israel with rights to exclusively commercialize the Soreq Nuclear Research Center technology for civilian uses) (“Isorad”) to license the initial technology of tracking and tracing materials by observing and identifying markers (“Source IP”) and commercialize and develop the technology further (“Isorad Licence Agreement”). Under the Isorad Licence Agreement, the Source IP can be utilized in almost any industry and with any product. The Source IP has been the cornerstone for our technological developments. Since entering into the Isorad Licence Agreement, we filed over a hundred additional patent applications worldwide (most of which are irrelated to the Source IP).

Specifically as to Yahaloma, the royalty rate on gross sales of Yahaloma, to be paid by Yahaloma, are 4.2% (and not 2.2% that applies solely to SMX, its other affiliates and to other sublicensees). Upon the occurrence of an M&A event (as such event is defined in such agreement to include mergers, sale of all or substantially all the assets of Yahaloma and similar event), Isorad is entitled to a fee equal to 1% of the total consideration paid to, received by, or distributed to, Yahaloma and/or its shareholders and/or its affiliates in connection with the event, including, without limitation, all cash, securities or other property which is received by Yahaloma and/or its shareholders in connection with such event of two such events (i.e. twice) at its choice.

The Isorad License Agreement will continue in full force and effect in perpetuity unless terminated. If either party does not remedy a material breach of its obligations within 180 days of notice of the material breach, the non-defaulting party may terminate the Isorad License Agreement immediately. Isorad may terminate the agreement by providing 30 days prior written notice if the royalties payable to Isorad are nil in any semi-annual report or if we breach other certain obligations (such as a failure to maintain a patent or patent application in the previous semi-annual review period). If the Isorad License Agreement is terminated, our business, financial condition and results of operations may be harmed.

If we fail to penetrate the full value chain manufacturing eco-system effectively, our business, financial condition, and results of operations could be adversely affected.

Value based pricing may be necessary to enable roll-out across clients, creating challenges in full value capture and effective customer segmentation. Some end-markets (e.g. plastics) require high levels of penetration to support our full value proposition. A broad range of potential end-markets and clients with different value propositions and price sensitivities will require a substantial, high performing, commercial organization.

In order to maintain continuous growth there is a need to onboard more and more players from different parts of the value chain manufacturing eco-system with the final view of covering all links in the value chain manufacturing eco-system. This may be time and cost consuming and will require funding and personnel and we may not be able to achieve the full value chain penetration due to failure to attain funding or personnel or due to external circumstances, which may hinder our growth.

The COVID-19 pandemic has adversely affected, and will continue to affect, our business, financial condition, liquidity and results of operations.

The ongoing COVID-19 pandemic has resulted in a widespread health crisis that has adversely affected businesses, economies and financial markets worldwide, placed constraints on the operations of businesses, decreased consumer mobility and activity, and caused significant economic volatility in the United States, Israel, Australia and international capital markets. We have followed guidance issued by the Australian and Israeli governments and the other local governments in territories in which we operate to protect our employees. As such, we have implemented work from home where possible, minimized face-to-face meetings and utilized video conference as much as possible and adhered to social distancing rules at our facilities while eliminating of all international travel, which required us to use local representatives to handle presentations and demonstrations for oversees customers. As a result, we have experienced some difficulties in employee ability to efficiently collaborate to meet our customer needs, a difficulty in our efforts to recruit and hire qualified personnel during this time, and have recorded a minor decrease in expected growth in 2020 and 2021, both due to the lockdown and restrictions, and our customers postponing or being hesitant of making future financial, or other, commitments due to the need to put response to the pandemic at the forefront, hesitations that may continue, or reoccur, in the future.

In addition, and most importantly, the supply chain and international shipment crisis as well as the electronics components shortage crisis, a unique result of the COVID-19 pandemic which affected our market segment, has increased the lead time to obtain and the purchase prices of the component parts required for certain of our products, which has also negatively impacted the delivery time of our products to customers and our revenues and profitability. As long as the COVID-19 pandemic continues, the components’ lead time may be longer than normal and shortage in components may continue or get worse.

We cannot predict the other future potential, direct or indirect, impacts of the COVID-19 pandemic on our business or operations, and there is no guarantee that any near-term trends in our results of operations will continue, particularly if the COVID-19 pandemic and the adverse consequences thereof worsen. Additional waves of infections, a continuation of the current environment, or any further adverse impacts caused by the COVID-19 pandemic could further impact employment rates, supply chains, priorities and the economy, affecting our customer base and divert customers’ discretionary spend to other uses, including for essential items. These events could impact our cash flows, results of operations and financial conditions and heighten many of the other risks described in this proxy statement/prospectus.

Our operations in foreign jurisdictions will subject us to risks associated with operating in those jurisdictions and may adversely affect our business, cash flows, financial condition and results of operations.

As we operate in foreign jurisdictions (such as Israel, Australia, France and Canada), we will be subject to those risks associated with operating in foreign jurisdictions. Such risks may include economic, social or political instability or change, hyperinflation, currency non-convertibility or instability and changes of laws affecting foreign ownership, government participation, taxation, working conditions, rates of exchange, exchange control, licensing, repatriation of income or return of capital, consumer health and safety or labor relations. While the jurisdictions in which we currently operate are economically stable, there is no certainty that political and economic conditions will remain stable. Any deterioration in political or economic conditions, including hostilities or terrorist activity may adversely affect our operations and profitability. There is a risk that the government of any such jurisdiction may change its policies regarding foreign investment, apply new or different taxes and levies, or make any other change which may have an adverse impact on our profitability.

Prior to the Russian-Ukrainian dispute, SMX was cooperating with a Ukrainian entity in parallel with its activities in Israel and European entities for research and development for its readers. SMX was also reviewing potential relationships with entities in Russia, Belarus and Ukraine. As a result of the dispute, SMX put on hold its research and development in Ukraine while continuing its research and development activity in Israel and with European entities and undertook no business relationships with parties in those regions. It is yet unknown what other effects such dispute may have on other jurisdictions, mainly in Europe, and any such effect might affect our business and growth. We cannot predict the other future potential impacts of the dispute on our business or operations, especially if such dispute becomes more than a regional event. These events could impact our cash flows, business, results of operations and financial condition and heighten many of the other risks described in this prospectus.

Moreover, events may occur within or outside the jurisdictions in which we operate that could impact those economies, our operations and the price of the Shares. These events include but are not limited to acts of terrorism, an outbreak of international hostilities, fires, floods, earthquakes, labor strikes, civil wars, natural disasters, outbreaks of disease or other natural or manmade events or occurrences that can have an adverse effect on the demand for our products and our ability to conduct business. While we seek to maintain insurance in accordance with industry practice to insure against the risks we consider appropriate after consideration of our needs and circumstances, no assurance can be given as to our ability to obtain such insurance coverage in the future at reasonable rates or that any coverage arranged will be adequate and available to cover any and all potential claims. The occurrence of an event that is not covered or fully covered by insurance could have a material adverse effect on our business, financial condition and results of operations.

If we are unable to successfully identify and integrate acquisitions, our results of operations could be adversely affected.

Acquisitions may be a significant component of our growth strategy and from time to time we may seek to identify and complete acquisitions. Our future acquisitions may not be successful or may not generate the financial benefits that we expected we would achieve at the time of acquisition. In addition, there can be no assurance that we will be able to locate suitable acquisition candidates in the future or acquire them on acceptable terms or, because of competition in the marketplace. Acquisitions involve special risks, including, without limitation, the potential assumption of unanticipated liabilities and contingencies, difficulty in assimilating the operations and personnel of the acquired businesses, disruption of our existing business, dissipation of our limited management resources and impairment of relationships with employees and customers of the acquired business as a result of changes in ownership. While we believe that strategic acquisitions can improve our competitiveness and profitability, these activities could have a material adverse effect on our business, financial condition and operating results.

We may incur significant costs such as transaction fees, professional service fees and other costs related to future acquisitions. We may also incur integration costs following the completion of any such acquisitions as we integrate the acquired business with the rest of our Company. Although we expect that the realization of efficiencies related to the integration of any acquired businesses will offset the incremental transaction and acquisition-related costs over time, this net financial benefit may not be achieved in the near term, or at all.

The industry in which we operate is competitive, and if we fail to compete effectively, we could experience price reductions, reduced margins or loss of revenues.

Generally, the track and trace and anti-counterfeit industry in which we operate is subject to global and domestic competition. We are unable to influence or control the conduct of our competitors and such conduct may detrimentally affect our financial and operating performance There are several competitors that operate in the anti-counterfeit and track-and-trace industries and if new competitors enter the market, or established companies develop new products and technologies that are superior to our current technology, our ability to exploit any technological advantage successfully may be affected. We may be unable to develop further products or keep pace with developments and may lose clients to competitors. If our competitors develop a more efficient business model or undertake a more aggressive marketing campaign, this is likely to affect our marketing strategies and results of operations adversely.

There is no guarantee that customers will adopt our products and we may be unable to compete successfully with more established track and trace and anti-counterfeit companies on price or quality or may be unsuited to the established preferences of potential customers.

Our continued growth, including our ability to manage our operations and meet our strategic objectives, depends on retaining our current employees upon whom we are dependent and attracting and retaining qualified personnel, and we may not be able to do so at a rate that will enable us to stand up to our expected growth or cope with specific demands that may arise.

Our success depends to a large extent upon the skills and experience of our executive officers, management and sales, marketing, operations and scientific staff. We may not be able to attract or retain qualified employees due to the intense competition for qualified personnel in the technology industry, as well as to geographic considerations, our ability to offer competitive compensation and benefits, and other reasons.

If we are not able to attract and retain the necessary qualified personnel to manage our operations and accomplish our business objectives, we may experience constraints that will adversely affect our ability to manufacture, sell and market our products or to support research and development programs effectively.

SMX has entered into employment contracts with several of its executives including Haggai Alon, its founder and Chief Executive Officer, and Limor Moshe Lotker, its Chief Financial Officer. Due to the specific knowledge and experience of these executives regarding the industry, technology and market generally and to our company specifically, the loss of the services of any one of these executives could have a material adverse effect on us. We have not obtained a key person insurance policy on any officer.

Although our employment agreements contain non-compete clauses, Israeli law does not fully enforce employees’ non-compete obligations and may limit their application, including with regard to duration and scope.

Under Israeli case law an Israeli Court will usually only enforce non-compete provisions if the employee received specific consideration for it. While all of our employment agreements include specific provisions stipulating that special consideration was paid for the non-compete provision, a risk always exists that a Court will not enforce such.

We may not be able to anticipate or adapt to consumer preferences which may have an adverse effect on our business, cash flows, financial condition and results of operations.

Our success upon completion of the business combination will depend on our ability to develop and commercialize our technology. A failure to successfully develop and commercialize our technology could lead to a loss of opportunities and adversely impact on our business, cash flows, financial condition and results of operations.

The global market for our technology is ever changing due to new technologies, new products, changes in regulations and other factors influencing market acceptance or market rejection of our technologies. This market volatility and risks exists despite our best efforts in relation to market research, promotion and sales efforts.

Our business is dependent on consumer awareness and market acceptance of our products. We may not be able to anticipate and react to trends within the industries we target in a timely manner or accurately assess the impact that such trends may have on consumer preferences. Failure to respond to changes in consumer preferences or anticipate market trends may adversely affect our future revenues and performance. Although we have striven to establish market recognition for our products in the relevant industry, it is too early in the life cycle of our brand to determine whether markers, readers, blockchain technology and any further technology developed by us will achieve and maintain satisfactory levels of acceptance and sustained adoption by manufacturers and consumers. Our technology may not be accepted by the market or used in our proposed markets and industries. We may not be able to commercialize our products, which could adversely impact on business, cash flows, financial condition and results of operations.

We may not be able to adapt our markers to the needs of any customer or field which may have an adverse effect on our business, cash flows, financial condition and results of operations.

Research and development tailoring costs are required to adapt marker and scanning technology to different materials and industrial/commercial environments, potentially increasing the cost and time to market as we scale across customers and verticals. If we are unable to adapt our markers to the needs of any customer or field due to the costs of doing so, our business, cash flows, financial condition and results of operations could be adversely affected.

We may need in the future to raise additional funds, inter alia, by equity, debt, or convertible debt financings, to support our growth, and those funds may be unavailable on acceptable terms, or at all. As a result, we may be unable to meet our future capital needs, which may limit our ability to grow and jeopardize our ability to continue our business.

We plan to continue to make investments to support our growth and may require additional funds to respond to business challenges that may arise, including the need to develop new products and services, enhance our technology, scale and improve our operating infrastructure, or acquire complementary businesses and technologies. Accordingly, we may need to engage in equity, debt or convertible debt financings to secure additional funds. In raising additional funds by the issuance of equity securities or securities convertible into equity securities, our shareholders may experience dilution. Debt financing, such as credit facilities or corporate bonds, may involve covenants restricting our operations or our ability to incur additional debt. Debt financing may also require security arrangements including cash collateral agreements that restrict the availability of cash held as collateral which is the case for amounts we may borrow in the future. In addition, future equity financing or replacement or refinancing of any debt financings may not be available on terms favorable to us, or at all, and the fact that debt holders are repaid first may reduce our ability to raise a later equity financing and may limit the ability to distribute dividends.

If we are unable to obtain adequate financing or financing at terms satisfactory to us when we require it, we may be unable to pursue certain business opportunities, supply proper service to our customers, and our ability to continue to support our business growth and the then current business and to respond to business challenges may be impaired and our business may be harmed.

Legal proceedings, investigations or claims against us may be costly and time-consuming to defend and may harm our reputation and damage our business regardless of the outcome. In addition, our business and operations could be negatively affected if they become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of business and growth strategy and impact our share price.

We are currently not aware of any risk of litigation against us, but we may be involved in litigation disputes with third parties including suppliers, customers, employees, former employees and government bodies in the ordinary course of business. The occurrence of a litigation dispute may be costly and impact on our reputation which may have a material adverse effect on our business, cash flows, financial condition and results of operations. Insurance might not cover such claims, might not provide sufficient payments to cover all the costs to resolve one or more such claims and might not continue to be available at terms acceptable to us. A claim brought against us for which we are uninsured or underinsured could result in unanticipated costs, potentially harming our business, cash flows, financial position and results of operations.

Although not a director of that entity, Mr. Alon previously worked as the deputy general manager for business development of an Israeli public company, Plat Technologies International Ltd (“Plat”) which entered insolvency. In early 2017, an ILS 35.9 million shareholders claim was filed by the appointed Court officers at the end of the seven year statute of limitation period against 18 defendants, including Mr. Alon, regarding the collapse of Plat (“Claim”). The insurance policy covering directors and officers responded and are now handling the claim. Mr. Alon denies any wrongdoing and does not consider that he will be required to commit any significant time to the conduct of the Claim and therefore will not constrain his ability to perform his duties and obligations to SMX. The parties agreed to try and amicably resolve the dispute in mediation under which the insurance company agreed to consider taking upon itself any compensation as to the liability of Mr. Alon, if any, in such mediation proceedings. SMX is not a party to the Claim and the Claim does not relate to the business or the affairs of SMX.

Our markers may contaminate or spoil the raw material into which our Marker is inserted, which could damage our reputation, subject us to product liability claims and result in a loss of revenue.

While we follow production protocols and conduct quality assurance tests, our markers may contaminate the raw material or certain raw material ingredients may be spoiled, contaminated by chemicals, microorganisms or toxins, or include foreign materials or substances. The risk of contamination may lead to product recalls or other interventions, which may cause serious damage to our reputation as a marking solution which does not affect the characteristics of the materials or products, or result in product liability claims and loss of revenue.

Our markers may include hazardous materials which may put customers, employees and other parties in our supply chain at risk. If any person is harmed by hazardous materials in our markers, our reputation could be damaged and we could be subject to litigation which may adversely affect our business, cash flows, financial position and results of operations.

The markers used by us are produced from materials chosen specifically for a specific application. Markers may, in some cases, include low concentrations of materials that may be deemed hazardous materials and the production of the markers by our employees can include dealing with hazardous materials. While manufacturing is conducted according to the material’s Material Safety Data Sheets (MSDS) and other relevant safety guidelines, a risk of health, even if minimal, may arise. While the hazardous materials are sent to the customers at a low concentration (of the marker), the risk of misuse or error in production may cause damage to our employees or customers, which may affect our expenses and production abilities. While we take safety provisions with respect to the hazardous materials used in our markers, these safety precautions may not be sufficient to prevent harm to our employees or customers from the production of or use of, respectively, our markers. While we are in compliance with the requirements of ISO 9001:2015 standard for quality management and quality assurance as well as safety measures instructed by an external safety engineer, such safety provisions may not be sufficient to prevent human error or other causes of damage.

Our readers use x-rays and may be of danger if tampered with or otherwise not used in accordance with the user manual and safety rules.

Although we supply customers with strict instructions for the use of our readers, and although we take measures to avoid misuse of the readers and minimize the risk of damage from misuse of the readers, users and others may suffer damage from not following such user instructions and may seek legal actions against us, even if such users or others are at fault.

We may not be able to procure adequate insurance and any insurance we have or may have may not be of sufficient coverage

We and our subsidiaries seek to maintain appropriate policies of insurance consistent with those customarily carried by organizations in our industry sector, including product insurance, as well as cyber-risk and privacy-risk insurance. Any increase in the cost of insurance policies or the industry in which they operate could adversely affect our business, cash flows, financial condition and results of operations. Our insurance coverage may also be inadequate to cover losses we may sustain and the insurance company may refuse to provide coverage or demand excessive payment for such coverage. In particular, our insurance does not extend to any potential liability or claims made against us under our agreement with Isorad. Uninsured loss or a loss in excess of our insured limits could adversely affect our business, cash flows, financial condition and results of operations.

Our risk management policies and procedures, and those of our third-party vendors upon which we rely, may not be fully effective in identifying or mitigating risk exposure. If our policies and procedures do not adequately protect us from exposure to these risks, we may incur losses that would adversely affect our financial condition, reputation and market share.

We have developed risk management policies and procedures and we continue to refine such as we conduct our business. Our policies and procedures are meant to identify, monitor and manage risks may not be fully effective in mitigating our risk exposure. Further, as we are an R&D company and expand into new fields of business, our risk management policies and procedures may not be able to keep up with our current rapid rate of expansion adequately, and may not be adequate or sufficient to mitigate risks. Moreover, we are subject to the risks of errors and misconduct, including by our officers, employees and independent contractors, including fraud and non-compliance with policies. These risks are difficult to detect in advance and prevent or avoid, and could harm our business, results of operations or financial condition. Although we seek to maintain insurance and use other traditional risk-shifting tools when possible, such as third-party indemnification, where possible, to manage certain exposures, they are subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. If our policies and procedures do not adequately protect us from exposure, and our exposure is not adequately covered by insurance or other risk-shifting tools, we may incur losses that would adversely affect our business, cash flows, financial condition and results of operations.

Risks Related to Technology, Intellectual Property and Data

We may be unable to, and it may be difficult and costly to, obtain, maintain, protect, or enforce our intellectual property and other proprietary rights sufficiently.

Our ability to operate our businesses depends, in part, upon our proprietary technology. We may be unable to protect our proprietary technology effectively, which would allow competitors to duplicate our technology and adversely affect our ability to compete with them.

We have applied for over a hundred patents. While we are not aware of any such patent applications or the technology infringing any third party’s patents, we have not undertaken an exhaustive assessment of existing patents to determine any overlapping technology or potential infringement, and we do not conduct a freedom to operate search or any other exhaustive search of patents that may limit our ability to supply solutions to specific customers or fields, as the costs of such would be prohibitive. Accordingly, there is a risk that a third party may claim that any patent application infringes that third party’s patent. Any event that would jeopardize our proprietary rights or any claims of infringement by third parties could have an adverse effect on our ability to market or exploit our technology.

There is no guarantee that our proposed patents that are the subject of the patent applications filed by us will provide adequate protection for our intellectual property, or that third parties will not infringe or misappropriate the patents or similar proprietary rights. In addition, there can be no assurance that we will not have to pursue litigation against other parties to assert our rights. There is no guarantee that any of the patents that have been applied for will be granted. If some or all of the patent applications are not granted, our ability to exploit our technology may be materially adversely affected.

If third parties claim that we infringe upon or otherwise violate their intellectual property rights, our business could be adversely affected.

Although we are not aware of any infringement on the rights of third parties, we may in the future be subject to claims that we have infringed or otherwise violated third parties’ intellectual property rights. There is patent, copyright, and other intellectual property development and enforcement activity in our industry and relating to the advanced technology we use in our business. Our future success depends in part on not infringing upon or otherwise violating the intellectual property rights of others. From time to time, our competitors or other third parties (including non-practicing entities and patent holding companies) may contend that we are infringing upon or otherwise violating their intellectual property rights, or attack our pending or approved patents, and we may be found to be infringing upon or otherwise violating such rights or otherwise in legal claims regarding patents or other intellectual property rights. We may be unaware of the intellectual property rights of others that may cover some or all of our current or future technology or conflict with our rights, and the patent and other intellectual property rights of others may limit our ability to improve our technology and compete effectively. Any claims of intellectual property infringement or other intellectual property violations, even those without merit, could cause the incurrence of costs and other direct, or indirect, damage to us, including:

•	be expensive and time consuming to defend;

•	cause us to cease making, licensing, or using any of our products that incorporate the challenged intellectual property;

•	require us to modify, redesign, reengineer or rebrand our products, if feasible;

•	damage our reputation;

•	hinder our ability to market or sell our products and services;

•	affect negotiations or executed agreements;

•	cause increase to our insurance policies premium or refusal of insurance companies to insure us;

•	divert management’s attention and resources; or

•	require us to enter into royalty or licensing agreements to obtain the right to use a third-party’s intellectual property.

Any royalty or licensing agreements, if required, may not be available to us on acceptable terms or at all. A successful claim of infringement against us could result in our being required to pay significant damages, enter into costly settlement agreements, or prevent us from offering our solutions, any of which could have a negative impact on our operating profits and harm our future prospects. We may also be obligated to indemnify our customers or business partners in connection with any such litigation and to obtain licenses, modify our solutions, or refund fees, which could further exhaust our resources. Such disputes could also disrupt our solutions, adversely affecting our customer satisfaction and ability to attract customers.

Under applicable employment laws, we may not be able to enforce covenants not to compete.

As part of our employment agreements with our employees we have confidentiality obligations. These agreements generally prohibit our employees, if they cease working for us, from competing directly with us or working for our competitors for a limited period. We may be unable to enforce these agreements under the laws of the jurisdictions in which our employees work and it may be difficult for us to restrict our competitors from benefitting from the expertise our former employees or consultants developed while working for us. For example, Israeli labor Courts have required employers seeking to enforce non-compete undertakings of a former employee to demonstrate that the competitive activities of the former employee will harm one of a limited number of material interests of the employer which have been recognized by the courts, such as the protection of a company’s trade secrets or other proprietary knowhow.

Risks Related to Our Legal and Regulatory Environment

Litigation, regulatory actions, consumer complaints and compliance issues could subject us to significant fines, penalties, judgments, remediation costs and/or requirements resulting in increased expenses.

In the ordinary course of business, we may be named as a defendant in various legal actions, including litigation or regulatory enforcement actions. All such legal actions are inherently unpredictable and, regardless of the merits of the claims, are often expensive, time-consuming, disruptive to our operations and resources, and distracting to management.

Changes in laws, regulations and standards and failure to comply with laws, regulations and standards may adversely affect our financial and operating performance and profitability.

Any changes to the existing regulatory framework or the imposition of new legislation or regulations applicable to any of the industries in which SMX operates may adversely affect the financial and operating performance of SMX. This risk factor applies to government policy and legislative changes in the United States, Australia, Israel, as well as the other jurisdictions in which we currently operate, or will operate in the future, or jurisdictions in which our current or future customers may operate.

Additionally, while we currently do not anticipate this, as the markers used in materials or products are of minuscule quantities, the markers may in the future be required to comply with health and safety laws in certain jurisdictions, and failure to comply with such laws may lead to penalties and other liabilities being imposed on us. In such circumstances, we may be required to suspend production or cease operations, which may lead to a materially adverse effect on our financial performance and profitability.

While we are not aware of any regulation or similar restriction that currently materially limits our ability to use our markers, such regulation or similar restriction may in the future limit our ability to sell our products and may require us either to avoid marking certain material or require us to disclose data to certain entities for certification process that may be required in order for us to use our markers.

The readers use X-range ray technology, which may thus require in certain jurisdictions specific authorization in order to import, manufacture or use such readers. Such authorization process in each such jurisdiction may be time and resources consuming, but may also limit the ability of users to use the readers without proper qualifications, as well as may require, in certain jurisdictions the supervision of such use.

Obligations and changes in laws or regulations relating to privacy, cybersecurity, and data protection, or any actual or deemed failure by us to comply with such laws and regulations that could adversely affect our business

We receive, collect, use, disclose, transmit, and store information, including certain sensitive data, relating to our customers and employees. Our collection and processing of such data in our business may subject us to certain state, federal, and international laws and regulations relating to privacy, cybersecurity, and data protection. These laws, rules, and regulations evolve frequently and their scope may continually change through new legislation, amendments to existing legislation, and changes in interpretation or enforcement, and may be inconsistent from one jurisdiction to another.

Changes in laws or regulations relating to privacy, cybersecurity, and data protection, particularly any new or modified laws or regulations that require enhanced protection of certain types of data or new obligations with regard to data retention, transfer, or disclosure, could greatly increase the cost of our operations or prevent us from providing certain services. Complying with these requirements through changing our policies and practices may be onerous and costly. These changes may in turn impair our ability to offer our existing or planned products and services or increase our cost of doing business. Further, we may become subject to privacy and data security laws from jurisdictions outside of our standard business operations in. Despite our efforts to comply with any applicable laws, regulations, and other obligations relating to privacy, cybersecurity, and data protection, it is possible that our interpretations of the law, practices, or our network could be inconsistent with, or fail or be alleged to fail to meet all requirements of, such laws, regulations, or obligations. Our failure, or the failure by our business partners or customers using our services to comply with applicable laws or regulations or any other obligations relating to privacy, cybersecurity, and data protection or any compromise of security that results in unauthorized access to, or use or release of personal information or other data relating to consumers or other individuals, or the perception that any of the foregoing types of failure or compromise has occurred, could damage our reputation, discourage new and existing business partners and customers from working with us, or result in fines, investigations, or proceedings by governmental agencies and private claims and litigation, any of which could adversely affect our business, cash flows, financial condition, and results of operations. Even if not subject to legal challenge, the perception of privacy concerns, whether or not valid, may harm our reputation and brand and adversely affect our business, cash flows, financial condition, and results of operations.

We invest significant resources in information technology protection and security measures. If these measures are targeted or breached, we may incur significant legal and financial exposure as a result of ransomware, loss of information, and related litigation. Moreover, we hold data of our employees and customers and we invest significant resources in information technology protection and security measures to ensure that such data is safe. If these measures are targeted or breached, we may incur significant reputational damage and related legal and financial exposure.

Risks Related to Our Operations in Israel

Conditions in Israel and relations between Israel and other countries could adversely affect our business.

Certain of our offices and R&D facilities are located in Israel. Accordingly, political, economic and military conditions in Israel and the surrounding region directly affect our business and operations and could materially and adversely affect our ability to continue to operate from Israel. Since the State of Israel was established in 1948, a number of armed conflicts have occurred between Israel and its Arab neighbors. In the event that our facilities are damaged as a result of hostile action or hostilities otherwise disrupt the ongoing operation of our facilities, our ability to continue our operations could be materially adversely affected.

In recent years, Israel has been engaged in sporadic armed conflicts with terrorist groups, including those that control the Gaza Strip and other regions close to Israel. In addition, Iran has threatened to attack Israel and may be developing nuclear weapons. Some of these hostilities were accompanied by missiles being fired from the Gaza Strip, Lebanon and Syria against civilian targets in various parts of Israel, including areas in which our employees and independent contractors are located, which negatively affected business conditions in Israel. Any hostilities involving Israel, regional political instability or the interruption or curtailment of trade between Israel and its trading partners could materially and adversely affect our operations and results of operations.

Our commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of property damage and certain direct and indirect damages that are caused by terrorist attacks or acts of war, such coverage would likely be limited, may not be applicable to our business (either due to the geographic location of our offices or the type of business that we operate) and may not reinstate our loss of revenue or economic losses more generally. Furthermore, we cannot assure that this government coverage will be maintained or that it will sufficiently cover our potential damages, or whether such coverage would be timely provided. Any losses or damages incurred by us could have a material adverse effect on our business, cash flows, financial condition and results of operations.

Further, in the past, the State of Israel and Israeli companies have been subjected to economic boycotts. Several countries still restrict doing business with Israel and Israeli companies, and additional countries may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictive laws and policies, or significant downturn in the economic or financial condition of Israel, could materially and adversely affect our operations and product development, and could cause our sales to decrease.

A large concentration of our staff resides in Israel and many of our employees and independent contractors in Israel are required to perform military reserve duty, which may disrupt their work for us.

Many of our employees and independent contractors, including certain of our founders and certain members of our management team, operate from our headquarters that are located in central Israel. In addition, a number of our officers and directors are residents of Israel. Accordingly, political, economic and military conditions in Israel and the surrounding region may directly affect our business and operations.

In addition, many Israeli citizens are obligated to perform several days, and in some cases more, of annual military reserve duty each year until they reach the age of 40 (or older, for reservists who are military officers or who have certain occupations) and, in the event of a military conflict, may be called to active duty. In response to increases in terrorist activity, there have been periods of significant call-ups of military reservists. It is possible that there will be military reserve duty call-ups in the future. Our operations could be disrupted by such call-ups, particularly if such call-ups include the call-up of members of our management, and given the current shortage of talent in Israel due to the recent acceleration of activity in startups, especially in the technology space. Such disruption could materially and adversely affect our business, financial condition and results of operations.

Other Risks Associated with the Business of Parent

Lionheart stockholders may not realize a benefit from the Business Combination and any potential Pipe Financing commensurate with the ownership dilution they will experience in connection with the merger and a potential PIPE Financing.

If the Post-Combination Company is unable to realize the full benefits currently anticipated from the Business Combination, Lionheart stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the Post-Combination Company is able to realize only part of the benefits currently anticipated from the Business Combination and any potential PIPE Financing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement/prospectus may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about:

•	the ability to consummate the Business Combination;

•	the benefits of the Business Combination;

•	the Parent’s financial performance following the Business Combination;

•	the ability to obtain or maintain the listing of the Parent Shares on Nasdaq, following the Business Combination;

•	changes in SMX’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	SMX’s ability to develop and launch new products and services;

•	SMX’s ability to successfully and efficiently integrate future expansion plans and opportunities;

•	SMX’s ability to grow its business in a cost-effective manner;

•	SMX’s product development timeline and estimated research and development costs;

•	the implementation, market acceptance and success of SMX’s business model;

•	developments and projections relating to SMX’s competitors and industry;

•	SMX’s approach and goals with respect to technology;

•	SMX’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	the impact of the COVID-19 or other adverse public health developments pandemic on SMX’s business;

•	changes in applicable laws or regulations; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this proxy statement/prospectus, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to vote your proxy or instruct how your vote should be cast on the proposals set forth in this proxy statement/prospectus. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the BCA or the SID;

•	the outcome of any legal proceedings that may be instituted against Lionheart, Parent or SMX following announcement of the proposed Business Combination and transactions contemplated thereby;

•	the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Lionheart or to satisfy other conditions to the closing in the BCA and the SID;

•	the ability to obtain or maintain the listing of the Parent Shares on Nasdaq following the Business Combination;

•	the risk that the proposed Business Combination disrupts current plans and operations of SMX as a result of the announcement and consummation of the transactions described herein;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of SMX to grow and manage growth profitably following the Business Combination;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the effects of the COVID-19 pandemic on SMX’s business;

•	the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

•	the risk of downturns and the possibility of rapid change in the highly competitive industry in which SMX operates;

•	the risk that SMX and its current and future collaborators are unable to successfully develop and commercialize SMX’s products or services, or experience significant delays in doing so;

•	the risk that the post-combination company may never achieve or sustain profitability;

•	the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

•	the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations;

•	the risk that SMX’s is unable to secure or protect its intellectual property;

•	the possibility that Lionheart or SMX may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties described in this proxy statement/prospectus, including those under the section entitled “Risk Factors.”

THE SPECIAL MEETING OF LIONHEART STOCKHOLDERS

General

The Company is furnishing this proxy statement/prospectus to Company stockholders as part of the solicitation of proxies by the Lionheart Board for use at the Special Meeting of Company stockholders in lieu of the 2022 annual meeting of the Company to be held on January 30, 2023, and at any adjournment or postponement thereof. This proxy statement/prospectus provides Company stockholders with information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting.

Date, Time and Place of the Special Meeting

The Special Meeting will be held at 1:00 p.m. Eastern Time, on January 30, 2023 in virtual format. The Special Meeting can be accessed by visiting https://www.cstproxy.com/lionheartiii/2023, where Company stockholders will be able to listen to the meeting live and vote during the meeting. Additionally, Company stockholders have the option to listen to the Special Meeting by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 4747463#, but please note that Company stockholders who choose to participate telephonically cannot vote or ask questions. Please note that you will only be able to access the Special Meeting by means of remote communication.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of common stock at the close of business on January 6, 2023, the Record Date for the Special Meeting. Stockholders are entitled to one vote for each share of common stock owned at the close of business on the Record Date. If stockholders’ shares are held in “street name” or are in a margin or similar account, stockholders should contact their broker, bank, or other nominee to ensure that votes related to the shares they beneficially own are properly counted. On the Record Date, there were 16,025,000 shares of common stock outstanding, of which 12,500,000 were Public Shares, 3,125,000 were Founder Shares and 400,000 were Private Shares.

Purpose of the Special Meeting

Company stockholders are being asked to vote on the following:

•	A proposal to adopt the BCA and the SID and the transactions contemplated thereby. See the section entitled “Proposal No. 1 — The Business Combination Proposal.”

•

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (A) to ensure that any supplement or amendment to the accompanying proxy statement/prospectus that the Lionheart Board has determined in good faith is required by applicable law to be disclosed to Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (B) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (C) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Charter Approval Proposal. See the section entitled “Proposal No. 2 — The Adjournment Proposal.”

Vote of the Company’s Sponsor, Directors and Officers

The Company has entered into a letter agreement with the Sponsor and our directors and officers, pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by it, him or her in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases. As a result, in addition to the shares of common stock held by the Sponsor and its officers and directors, Lionheart may need only 4,612,501, or 36.9% (assuming all outstanding shares are voted), or approximately 4.85% (assuming only the minimum number of shares representing a quorum are voted), of the Class A Common Stock to be voted in favour of the Business Combination in order to have the Business Combination approved. The Sponsor and our directors and officers have entered into a letter agreement with the Company pursuant to which they agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of common stock they may hold. The Underwriters have also agreed to waive their redemption rights with respect to the Public Shares held by them, other than Public Shares held directly or indirectly by them on behalf of a third-party client. Such waivers are common in transactions of this sort and the Sponsor and our officers and directors and the Underwriters did not view the waiver as separate from the Business Combination as a whole and did not receive separate consideration for the waiver. The Founder Shares and Private Shares held by the Underwriters, the Sponsor and our directors and officers have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by February 8, 2023 (or until May 8, 2023 if Lionheart extends the period of time to consummate its initial business combination pursuant to any further Extension Period). However, the Underwriters, the Sponsor and our directors and officers are entitled to redemption rights upon our liquidation with respect to any Public Shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting

A majority of the voting power of the common stock entitled to vote at the Special Meeting must be present, in person or represented by proxy at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Underwriters, the Sponsor and our directors and officers, who currently own 22.0% of the issued and outstanding shares of common stock, will count towards this quorum. As of the Record Date for the Special Meeting, 8,012,501 shares of common stock would be required to be present in person or represented by proxy to achieve a quorum.

The approval of each of the Business Combination Proposal and the Adjournment Proposal, if presented, requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to each of the Business Combination Proposal or the Adjournment Proposal, if presented, will have no effect on such proposals. The Company has entered into a letter agreement with the Sponsor and our directors and officers pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by it, him or her in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases.

The approval of the Director Election Proposal requires the affirmative vote (in person or by proxy) of the holders of a plurality of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the Special Meeting, voting as a single class. This means that the director nominees who receive the most affirmative votes will be elected. Stockholders may not cumulate their votes with respect to the election of directors. Accordingly, a stockholder’s failure to submit a proxy or to vote in person at the Special Meeting, as well as a withheld vote and a broker non-vote with regard to election of directors, will have no effect on the election of directors. Notwithstanding the approval of each of the seven director nominees to the Board in the Director Election Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Director Election Proposal will not be effected.

Consummation of the Business Combination is conditioned on the approval of the Business Combination Proposal at the Special Meeting, subject to the terms of the BCA and the SID. The Business Combination is not

conditioned on the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the stockholders for a vote.

It is important for you to note that the consummation of the Business Combination is conditioned on the approval of the Business Combination Proposal at the Special Meeting, subject to the terms of the BCA and the SID. If the Company does not consummate the Business Combination and fails to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if it extends the period of time to consummate its initial business combination pursuant to any further Extension Period), it will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to its Public Stockholders.

Recommendation of the Lionheart Board

The Lionheart Board unanimously determined that the BCA and the SID and the transactions contemplated thereby, including the Business Combination, were advisable, fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Lionheart Board unanimously recommends that its stockholders vote “FOR” each of the Business Combination Proposal and the Adjournment Proposal, if presented.

In considering the recommendation of the Lionheart Board to vote in favor of approval of the proposals, stockholders should keep in mind that the Sponsor and our directors and officers have interests in such proposals that are different from or in addition to (and which may conflict with) those of Company stockholders generally. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. See “The Business Combination — Interests of the Lionheart’s Directors and Officers in the Business Combination” beginning on page 128.

Voting Your Shares – Stockholders of Record

If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

Company stockholders of record may vote electronically at the Special Meeting or by proxy. The Company recommends that you submit your proxy even if you plan to attend the Special Meeting. If you submit a proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

If you are a Company stockholder of record, you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares. If you properly complete, sign and date your proxy card, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the Special Meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy card but do not mark your card to tell the proxies how to vote, your shares will be voted “FOR” each of the Proposals.

Your shares will be counted for purposes of determining a quorum if you vote:

•	by submitting a properly executed proxy card (including via the Internet or by telephone); or

•	electronically at the Special Meeting.

Abstentions will be counted for determining whether a quorum is present for the Special Meeting.

Voting instructions are printed on the proxy card you received.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement/prospectus is being sent to you by that broker, bank, or other nominee. The broker, bank, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank, or other nominee provides you along with this proxy statement/prospectus. Your broker, bank, or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank, or other nominee authorizing you to vote those shares. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you are a stockholder of record and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•

you may attend the Special Meeting and vote electronically by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Attendance at the Special Meeting will not, in and of itself, revoke a proxy.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker for information on how to change or revoke your voting instructions.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Business Combination Proposal and the Adjournment Proposal. Who Can Answer Your Questions About Voting Your Shares.

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of common stock, you may contact our proxy solicitor, MacKenzie Partners, Inc.:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email:

proxy@mackenziepartners.com

Redemption Rights

Holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or abstain from voting on, the Business Combination Proposal. Any stockholder holding Public Shares may demand that the Company redeem such shares for a pro rata portion of the Trust Account (which, for illustrative purposes, is anticipated to be approximately $10.20 per share as of January 6, 2023, the Record Date), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, the

Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.

Notwithstanding the foregoing, a holder of Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares without our prior consent. Accordingly, all Public Shares in excess of 15% held by a Public Stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash without our prior consent.

The Underwriters, the Sponsor and our directors and officers will not have redemption rights with respect to the Public Shares held by it, other than, in the case of the Underwriters, Public Shares held directly or indirectly by it on behalf of a third-party client.

The Public Stockholders may seek to redeem their shares for cash, regardless of whether they vote for or against, or abstain from voting on, the Business Combination Proposal. Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Continental Stock Transfer and Trust Company, the Company’s transfer agent, no later than the second business day preceding the vote on the Business Combination Proposal. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed Business Combination is not consummated this may result in an additional cost to stockholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the Business Combination is not approved or completed for any reason, then the Public Stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a pro rata portion of the Trust Account, as applicable. In such case, the Company will promptly return any shares delivered by Public Stockholders.

The closing price of the Class A Common Stock on January 6, 2023, the Record Date, was $10.27. The cash held in the Trust Account on such date is anticipated to be approximately $128.9 million ($10.31 per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of the Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises its redemption rights, then it will be exchanging its shares of common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the second business day preceding the vote on the Business Combination Proposal by delivering your stock certificate (either physically or electronically) to the Company’s transfer agent prior to the vote at the Special Meeting, and the Business Combination is consummated.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will have no effect on the Business Combination Proposal and the Adjournment Proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank, or other nominee on a timely basis on how to vote your shares, your broker, bank, or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the Proposals are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any Proposal to be voted on at the Special Meeting.

Appraisal or Dissenters’ Rights

Holders of our Class A Common Stock are not entitled to appraisal rights in connection with the Business Combination under the DGCL. Holders of our Class B Common Stock have appraisal rights in certain circumstances as provided for under the DGCL.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Lionheart Board. This solicitation is being made by mail but also may be made by telephone or in person. The Company and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. The Company will bear the cost of the solicitation.

The Company has hired MacKenzie Partners, Inc., to assist in the proxy solicitation process. The Company will pay that firm a fee of up to $100,000, under normal circumstances. Such payment will be made from non-trust account funds.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

The Initial Stockholders

As of January 6, 2023, the Record Date, the Underwriters, the Sponsor, and our directors and officers were entitled to vote an aggregate of 3,125,000 Founder Shares and 400,000 Private Shares. Such shares currently constitute 22.0% of the outstanding shares of common stock.

Purchases of Shares

The Sponsor, the Underwriters, SMX and/or their respective affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event shares are purchased in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purposes of such purchases would be to reduce the number of shares of Class A Common Stock that may be redeemed in connection with the Business Combination, and may include a business decision to increase such purchaser’s ownership at an attractive price. In addition, the Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates may make Open Market Purchases, by purchasing shares of Class A Common Stock on the open market prior to the Special Meeting and separate from the redemption process conducted in connection with the Business Combination. The purposes of any Open Market Purchases would be to reduce the number of shares of Class A Common Stock that may be redeemed in connection with the Business Combination, and may include a business decision to increase such purchaser’s ownership at an attractive price. The Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates shall only make Open Market Purchases to the extent the price per Class A Common Stock so acquired is no higher than the redemption price that would be available in connection with the redemption procedures described in this proxy statement/prospectus. In addition, the Sponsor, the Underwriters, SMX, Parent and/or their respective affiliates will waive any redemption rights with respect to any shares of Class A Common Stock purchased in Open Market Purchases and will not vote any shares of Class A Common Stock purchased in Open Market Purchases in favor of the Proposals. While the exact nature of any such arrangements has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and, with SMX’s consent, the transfer to such investors or holders of shares owned by the Sponsor for nominal value.

Entering into any such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares such person owns, either prior to or immediately after the Special Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other Proposals and would likely increase the chances that such proposals would be approved.

No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement/prospectus by the Sponsor, the Underwriters, SMX or any of their respective affiliates. Other than as described above, neither the Sponsor, the Underwriters, SMX or any of their respective affiliates currently has any intention to enter into any non-redemption combined arrangements with its investors. To the extent that the Sponsor, the Underwriters, SMX or its affiliates do decide to enter into such arrangements, the Company will file a Current Report on Form 8-K and will amend the proxy statement/prospectus, if such arrangements are entered into prior to effectiveness of the Registration Statement or file a proxy supplement, if such arrangements are entered into after effectiveness, to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons, as well as their potential impact to the Post Combination Company and its shareholders.

THE BUSINESS COMBINATION

The following is a discussion of the Business Combination and the material terms of the BCA and the SID. You are urged to read the BCA and the SID carefully and in its entirety, a copy of which is attached as Annex A to this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the BCA and the SID that is important to you. This section is not intended to provide you with any factual information about the Company or SMX. Such information can be found elsewhere in this proxy statement/prospectus.

The Background of the Business Combination

The proposed Business Combination was the result of an extensive search by Lionheart for a potential transaction using the network, investment and operating experience of its management team. With the assistance of the Sponsor, Lionheart explored approximately 30 potential targets as described in further detail in the following paragraphs. The terms of the proposed Business Combination with SMX were the result of extensive negotiations between Lionheart and SMX. The following is a brief description of the background of this process, all related transactions and the proposal of the Business Combination. Note that this description does not purport to describe every conversation among Lionheart, SMX and the other parties that were involved in the business combination search.

Lionheart is a blank check company that was formed on January 14, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which is referred to as its initial business combination.

Entities controlled by Sponsor have also sponsored three additional SPACs: Opes Acquisition Corp. (“Opes”), Lionheart Acquisition Corporation II (“LCAP”) and Lionheart IV Corp (“Lion IV”). Opes consummated its initial public offering in March 2018 and consummated its initial business combination in December 2020 with BurgerFi International, LLC, a leading multi-brand restaurant company that develops, markets and acquires fast-casual and premium-casual dining restaurant concepts around the world, including corporate-owned stores and franchises. LCAP consummated its initial public offering in August 2020 and consummated its initial business combination in May 2022 with MSP Recovery, Inc., a leading healthcare recoveries and data analytics company focusing on the Medicare, Medicaid and commercial insurance spaces. They are disrupting the antiquated healthcare reimbursement system, using data and analytics to identify and recover improper payments made by Medicare, Medicaid, and Commercial Health Insurers. Lion IV initially filed a registration statement with the SEC in March 2021. The registration statement was subsequently withdrawn in June 2022. Past performance by any of such SPAC entities should not be relied on as indicative of the future performance of an investment in Lionheart or the Post-Combination Company.

On January 27, 2021, the Sponsor purchased an aggregate of 2,875,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.009 per share. On November, 3, 2021, Lionheart effected a stock dividend resulting in the Sponsor holding an aggregate of 3,125,000 Founder Shares.

On November 3, 2021, Lionheart completed its IPO, for which Nomura, Northland Securities, Inc. and Drexel Hamilton, LLC are entitled deferred underwriting commissions in connection with the consummation of Lionheart’s initial business combination. The only arrangements for stockholders to waive their redemption rights were entered into by the SPAC’s Initial Stockholders, officers and directors in connection with the IPO Letter Agreement, dated November 3, 2021.

Simultaneously with the consummation of the IPO, Lionheart completed a private placement of 2,000,000 warrants at a price of $1.00 per Private Warrant and an aggregate of 400,000 Company Private Units to the Sponsor and Nomura at a price of $10.00 per Company Private Unit, consisting of one share of Class A Common Stock and one half of one redeemable warrant to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, generating gross proceeds to Lionheart of $6,000,000.

Prior to the consummation of the IPO, neither Lionheart, nor anyone on its behalf, selected any specific target business or initiated any substantive discussions, directly or indirectly, with any target business with respect to a transaction with Lionheart.

Following the IPO, Lionheart commenced a search for potential businesses and assets to acquire. Lionheart’s goal was to search for business combination targets in the applied technology sector or alternatively to pursue an acquisition in any business, industry, or sector well positioned to benefit from innovative digital technologies and technology-enhanced services and valued between approximately $200 million and $500 million or more, with a particular focus on businesses based in, or having connections to, the State of Israel. However, Lionheart was not limited by these target characteristics.

In evaluating potential businesses and assets to acquire, Lionheart, together with Lionheart’s advisory partners and the Sponsor, generally surveyed the landscape of potential acquisition opportunities based on their knowledge of and familiarity with the mergers and acquisitions marketplace.

Lionheart focused its search using the general criteria and guidelines identified in the IPO prospectus which it believed would be important in evaluating a prospective target, including, businesses that it believed:

•	are driving innovation across the technology sector;

•	offer innovative software, hardware, products, operations, or services;

•	have the potential for significant scalability across multiple platforms; and/or

•	are established businesses poised for continued growth with a proper business model demonstrating room for growth and success following a business combination.

In addition, Lionheart focused its search on acquisition targets that it believed would benefit from Lionheart’s operating partners’ expertise, including those of the Sponsor and its affiliates, on a post-closing basis. The foregoing criteria were not exhaustive and evaluations relating to the merits of each potential business combination were based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that Lionheart’s management and the Lionheart Board deemed relevant.

During the search process, Lionheart conducted an evaluation of numerous potential targets. Lionheart management held meetings with 30 potential targets that were identified from a proprietary database maintained by Lionheart of approximately 130 potential targets and held multiple meetings with 17 of those 30 initial targets. The potential target companies were further narrowed down to 11 targets with which Lionheart entered into non-disclosure agreements, including SMX. The Sponsor and its affiliates were actively involved during this process. Based on assessments of the 11 targets with which Lionheart entered into non-disclosure agreements, including in respect of their product and market fit, growth potential, and management team strength, Lionheart held multiple meetings with six of those potential targets (including SMX) to evaluate the business of these targets further as well as to determine which targets had marketable stories for going public and were properly equipped to enter into a business combination within a reasonable time. Before entering into a non-binding letter of intent with SMX (as described below), Lionheart’s management team actively pursued select potential business combination targets, conducted preliminary due diligence on, had management meetings with, and negotiated preliminary terms of, potential transactions with such potential business combination targets, as further described below. Beginning shortly after the IPO, Lionheart held numerous meetings via teleconference among members of Lionheart’s management team, certain of Lionheart’s advisors, the Sponsor and its affiliates, and in some cases members of the Lionheart Board, in order to discuss matters relating to Lionheart’s initial business combination. Initially, such meetings were intended to allow management and certain of its advisors to provide updates regarding the status of the evaluation of, and outreach to, potential business combination targets.

Of the six targets with which Lionheart held multiple meetings, Lionheart performed financial and operational due diligence on all six potential targets (including SMX). Out of those six potential targets, five proceeded to negotiate a letter of intent with Lionheart, with four (including SMX) signing a non-binding letter of intent.

On February 8, 2022, Lionheart entered into a non-binding letter of intent with its first potential target, a company in the life science sector (“Potential Target A”), with an exclusivity provision in favor of Lionheart that initially expired on March 9, 2022, and was extended several times through and including May 31, 2022. This non-binding letter of intent was terminable by Lionheart (in its sole discretion) at any time if it no longer desired to pursue a potential business combination with Potential Target A. After Lionheart’s management team conducted extensive due diligence on Potential Target A and a go to market effort to gauge the ability to raise a private investment in public equity (“PIPE”) to fund such potential business combination, the Lionheart management team determined that a PIPE on the terms that were then available was not in the best interest of Lionheart and its stockholders. The discussions between Lionheart and Potential Target A were discontinued thereafter.

On April 8, 2022, Lionheart entered into a non-binding letter of intent with its second potential target, a company in the medical test equipment sector (“Potential Target B”), with an exclusivity provision in favor of Lionheart that expired on May 23, 2022. This non-binding letter of intent was terminable by Lionheart (in its sole discretion) at any time if it no longer desired to pursue a potential business combination with Potential Target B. After Lionheart’s management team conducted extensive due diligence and review of the financial projections of Potential Target B, both Potential Target B and Lionheart decided that Potential Target B would benefit by remaining a private company for some additional time before going public and the letter of intent with Potential Target B was terminated.

On April 23, 2022, Lionheart entered into a non-binding letter of intent with its third potential target, a company in the international fintech space (“Potential Target C”), with an exclusivity provision in favor of Lionheart that expired six months following the delivery by Potential Target C of PCAOB audited financial statements. This non-binding letter of intent was terminable by Lionheart (in its sole discretion) at any time if it no longer desired to pursue a potential business combination. For several weeks, representatives of Lionheart and Potential Target C engaged in discussions regarding terms for a potential business combination as well as Potential Target C’s business strategy and financial information, as Lionheart and its representatives conducted business and legal due diligence on Potential Target C. The discussions between Lionheart and Potential Target C were discontinued in early June 2022 due to the length of time it was expected to take for Potential Target C to complete its PCAOB audit and the letter of intent was terminated by Potential Target C on June 15, 2022.

With respect to SMX, on November 17, 2021, representatives of ClearThink Capital LLC (“ClearThink”), financial advisor to SMX, contacted members of the Lionheart management team with the intention of setting up an introductory call with SMX.

On December 2, 2021, representatives of ClearThink and Mr. Faquiry Diaz, Chief Operating Officer of Lionheart, met via telephonic conference, where ClearThink provided an overview of SMX’s business and explained that ClearThink had been retained by SMX to assist SMX in exploring a suitable merger partner for a business combination transaction.

On December 9, 2021, an introductory call took place between Mr. Diaz, Mr. Haggai Alon, the Chief Executive Officer of SMX, and a representative of ClearThink. Mr. Alon provided Mr. Diaz with an introductory overview of SMX’s business, which included a detailed review of SMX’s technology. Also on December 9, 2021, Lionheart and SMX entered into a mutual non-disclosure agreement.

On December 13, 2021, Lionheart was granted access to a virtual data room prepared by SMX so that Lionheart could begin to conduct an evaluation of the SMX business. Beginning in December and continuing until the signing of the BCA, the Lionheart management team and advisors conducted an extensive business and legal due diligence examination of the SMX business.

On January 26, 2021, ClearThink provided Lionheart with additional due diligence materials regarding SMX and participated in a due diligence call with members of the Lionheart management team. On February 3,

2022, representatives of ClearThink and Mr. Ophir Sternberg, the Chairman, President and Chief Executive Officer of Lionheart, Mr. Paul Rapisarda, the Chief Financial Officer of Lionheart, and Mr. Diaz held a meeting at Lionheart’s offices in Miami to discuss SMX’s prospects, strategic relationships and amenability to a transaction. The parties also had preliminary discussions regarding the potential valuation of SMX in the transaction.

On February 22, 2022, Lionheart delivered an initial non-binding letter of intent to SMX, which included preliminary key terms of and conditions for a potential transaction, subject to the completion of due diligence and the negotiation of definitive agreements. The initial non-binding letter of intent provided for, among other things, a pre-money valuation of SMX of $250.0 million, payable in stock, up to $60.0 million in potential earn-out shares for the shareholders of SMX based on the post-closing company attaining stock prices of $19.00, $22.00 and $25.00 per share, a minimum cash requirement to close the business combination of $40.0 million and $30.0 million of additional investment through private placements. The initial non-binding letter of intent also provided for entry into support agreements, a registration rights agreement and a new management incentive plan, as well as the inclusion of a to be agreed upon board of directors of the post-closing company. The initial non-binding letter of intent included a sixty day exclusivity period in favor of Lionheart. The valuation of SMX included in the initial non-binding letter of intent was primarly based on Lionheart’s view of the potential future value of the SMX technology platform and not on particular financial forecasts or projections. Over the next two weeks, Lionheart, on the one hand, and SMX and its advisors on the other, negotiated the terms of the letter of intent.

On March 11, 2022, Lionheart entered into a non-binding letter of intent with SMX. The terms of the initial letter of intent were revised to include, among other things, up to $75.0 million in potential earn-out shares for the shareholders of SMX based on the post-closing company attaining stock prices of $16.00, $19.00 and $22.00 per share, the composition of the initial board of directors of the post-closing company and a forty-five day exclusivity period in favor of Lionheart.

The letter of intent with SMX was amended five times. On May 5, 2022, the parties amended the non-binding letter of intent to extend the exclusivity period to June 9, 2022. On May 17, 2022, the parties amended the non-binding letter of intent to eliminate the minimum cash condition required to close the proposed business combination in order to provide the parties with flexibility to address potential redemptions by Lionheart stockholders and changes in the PIPE market. On June 9, 2022, the parties amended the non-binding letter of intent to extend the exclusivity period to July 8, 2022. On June 23, 2022, the parties amended the non-binding letter of intent to reduce the pre-money valuation of SMX from $250.0 million to $200.0 million as a result of changes in the U.S. capital markets and the attendant valuations that were being supported for both technology and pre-revenue companies, to remove the $75.0 million in potential earn-out shares for the shareholders of SMX as a result of changes in the U.S. capital markets in recent de-SPAC transactions and the potential overhang that such earnout shares would cause, add $50.0 million in incentive compensation to Lionheart’s existing stockholders to incentivize the non-redemption of such stockholders shares as a result of increases in redemptions seen in recent de-SPAC transactions, remove the $30.0 million private placement, as a result of a decision of the parties to address a potential PIPE after the public announcement of the proposed business combination, and add that the management incentive plan include an initial funding of 15% of total outstanding shares with a 5% evergreen provision. The parties subsequently decided not to include the non-redemption incentives in the definitive transaction agreements and to address any potential non-redemption incentives at a future date. On July 7, 2022, the parties amended the non-binding letter of intent to extend the exclusivity period to August 8, 2022. We intend to inform the Public Shareholders of any non-redemption incentives prior to the special meeting by circulating an amended proxy statement/prospectus once it is confirmed.

Following the signing of the letter of intent on March 11, 2022 and throughout the month of April and the first part of the month of May, the parties continued to engage in due diligence regarding SMX, its technology and prospects, and prepare an investor presentation for potential PIPE investors.

Beginning in early May 2022 and continuing through the end of that month, representatives of Lionheart, SMX, ClearThink and other advisors met or held discussions with potential investors and placement agents to explore a possible PIPE transaction in connection with the proposed business combination. After discussions with several potential investors and placement agents, Lionheart and SMX determined to address a potential PIPE after the public announcement of the proposed business combination, due primarily to the parties’ belief that they would be more successful in marketing a possible PIPE transaction at such time. Prior to the signing of the definitive transaction agreements, representatives of SMX continued to have discussions with one potential strategic partner regarding a PIPE transaction, but no agreement was reached.

On May 22 and 23, 2022, members of the management teams of Lionheart and SMX, as well as representatives of DLA Piper LLP, U.S., Australian and Irish counsel to Lionheart (“DLA Piper”), K&L Gates LLP, U.S. and Australian counsel to SMX (“K&L”), Arthur Cox, Irish counsel to SMX (“AC”), and Afik & Co., Israeli counsel to SMX (“Afik”), met to discuss the proposed structure for the Business Combination, which proposed structure is materially consistent with the final structure contained in the BCA and the SID.

On May 24, 2022, K&L provided an initial draft of the SID to Lionheart and DLA Piper, which initial draft had been prepared to broadly demonstrate how the proposed business combination would be structured from an Australian perspective.

On June 11, 2022, DLA Piper provided an initial draft of the BCA to SMX and K&L. The BCA was structured to incorporate many substantive terms from the SID given Australian requirements that such terms be contained in the SID itself.

From June 13, 2022 to June 15, 2022, members of the Lionheart management team met with members of the SMX management team at SMX’s offices in Israel. While in Israel, Lionheart conducted extensive due diligence on SMX, including reviewing product demonstrations and meeting with members of SMX’s board of directors and advisory board.

On June 17, 2022, DLA Piper provided a revised draft of the SID to SMX and K&L, which included, among other things, a break fee provision.

On June 22, 2022, K&L provided revised drafts of the BCA and the SID to Lionheart and DLA Piper. The revised BCA included, among other things, revisions to the appraisal rights, expenses, tax treatment, closing conditions and termination provisions, as well as included representations and warranties of Merger Sub. The revised SID included, among other things, revisions to the option treatment, tax treatment and break fee provisions.

On June 23, 2022, the Lionheart Board held a special meeting to discuss the proposed business combination, at which members of the Lionheart management team and representatives of DLA Piper were present. At the meeting, members of the Lionheart management team provided the Lionheart Board with background on the proposed business combination, including the due diligence conducted to date, and representatives of DLA Piper reviewed the legal structure for the proposed business combination. In addition, Mr. Alon joined the meeting and provided the Lionheart Board with a detailed overview of SMX, its background and technology. At the conclusion of the meeting, the Lionheart Board instructed Lionheart management to continue to negotiate the terms of the proposed business combination with SMX and to engage an independent advisor to provide a fairness opinion to the Lionheart Board if the transaction were to move forward.

On June 24, 2022, Lionheart engaged Scura Partners as an independent advisor to provide the Lionheart Board with an opinion as to the fairness to Lionheart of the consideration to be paid in the Business Combination. Following its engagement, representatives of Scura Partners participated in various meetings with representatives of Lionheart and SMX in connection with the fairness opinion to be rendered by Scura Partners. For more information, see —Opinion of Scura Partners LLC, the Lionheart Board Financial Advisor.

On June 29, 2022, DLA Piper provided revised drafts of the BCA and the SID to SMX and K&L. The revised BCA included, among other things, revisions to the appraisal rights, representations and warranties, covenants and closing conditions provisions. The revised SID included, among other things, revisions to the option scheme, employment, exclusivity and break fee provisions. From this date through the signing of definitive transaction documents on July 26, 2022, DLA Piper and K&L, together with AC, Afik and Lionheart’s Israeli counsel, exchanged drafts of the BCA, the SID and the related ancillary documents to be entered into or agreed upon in connection with the transaction, including the Registration Rights Agreement, Lock-up Agreement and A&R Sponsor Agreement, initial drafts of which were provided by DLA Piper on July 15, 2022, and the Voting Agreement, an initial draft of which was provided by DLA Piper on July 18, 2022, and engaged in negotiations regarding the terms of the BCA, the SID and such other ancillary transaction documents.

On July 1, 2022, Lionheart engaged EF Hutton, a division of Benchmark Investments, LLC (“EF Hutton”), as its financial and capital markets advisor in connection with the Business Combination. Following its engagement, EF Hutton began to conduct due diligence on SMX in order to, among other things, assist the Company and SMX with preparing an investor presentation to describe the Business Combination and potentially marketing a PIPE and continued to engage with both the management teams of both Lionheart and SMX to prepare such presentation and related investor materials.

On July 15, 2022, the Lionheart Board held a special meeting to discuss the proposed business combination, at which members of the Lionheart management team and representatives of DLA Piper were present. At the meeting, members of the Lionheart management team provided the Lionheart Board with an update on the status of the negotiations and terms of the transaction. Representatives of DLA Piper described in detail for the Lionheart Board the legal structure for the proposed business combination and the various aspects of U.S., Australian and Irish law that were implicated by such structure, including the necessary approvals in each such jurisdiction. Representatives of DLA Piper also reviewed the then-current terms of the BCA, SID and related transaction documents and the results of DLA Piper’s due diligence review to date, including a discussion of due diligence that remained to be concluded. In addition, representatives of DLA Piper reviewed with the Lionheart Board their fiduciary duties in the context of a transaction of this nature. During the meeting, the Board engaged in a lengthy discussion of the potential benefits, risks and uncertainties of the proposed business combination. At the conclusion of the meeting, the Lionheart Board instructed the Lionheart management team and its advisors on certain negotiation points of the BCA, SID and related documents and directed them to continue to move forward with negotiating the potential transaction on the terms described.

On July 21, 2022, the Lionheart Board held a special meeting to discuss the proposed business combination, at which members of the Lionheart management team and representatives of EF Hutton, Scura Partners and DLA Piper were present. At the meeting, members of the Lionheart management team provided the Lionheart Board with an update on the status of the negotiations and terms of the transaction. Representatives of Scura Partners reviewed for the Lionheart Board the various financial methodologies used by Scura Partners in their analysis of the financial fairness of the proposed business combination. Representatives of EF Hutton reviewed for the Lionheart Board certain financial and strategic aspects of the proposed business combination, including a review of the sectors in which SMX operates and how SMX could be positioned in the U.S. public markets. Representatives of EF Hutton also discussed the current PIPE market and what financing may be available to the combined company. Representatives of DLA Piper updated the Lionheart Board on the then-current status of the transaction documentation and due diligence and developments on each since the previous meeting of the Lionheart Board. During the meeting, the Board again engaged in a lengthy discussion of the potential benefits, risks and uncertainties of the proposed business combination. At the conclusion of the meeting, the Lionheart Board unanimously expressed the view that the proposed business combination was in the best interests of Lionheart and its stockholders and directed Lionheart management and its advisors to move forward with negotiating the final aspects of the transaction on the terms described to the Lionheart Board and to seek to finalize transaction terms as promptly as practicable.

On July 24, 2022, the Lionheart Board held a special meeting to consider the proposed business combination and the entry into the BCA and SID, at which members of the Lionheart management team and representatives of Scura Partners and DLA Piper were present. At the meeting, members of the Lionheart management team provided the Lionheart Board with an update on the status of the final negotiations and terms of the proposed business combination. Representatives of Scura Partners reviewed with the Lionheart Board Scura Partners’ financial analysis summarized below under “—Opinion of Scura Partners LLC, the Lionheart Board Financial Advisor” and delivered to the Lionheart Board an oral opinion, subsequently confirmed by delivery of a written opinion dated as of July 24, 2022, that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review set forth in such opinion, (i) the consideration in the Business Combination is fair from a financial point of view to Lionheart and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by Lionheart in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). Representatives of DLA Piper reviewed the fiduciary duties of the directors in connection with their evaluation of the potential business combination and summarized the proposed final terms of the BCA, SID and related transaction documents. After considering the proposed terms of the BCA, SID and related transaction documents and the presentations of Scura Partners and DLA Piper, and taking into consideration the matters discussed during that meeting and prior meetings of the Lionheart Board, including the anticipated benefits and the potential risks and uncertainties related to the proposed business combination, the Lionheart Board unanimously determined that BCA, SID and the transactions contemplated thereby, including the Business Combination and the Merger, are advisable and fair to and in the best interests of Lionheart and its stockholders, and the Lionheart Board unanimously approved and adopted the BCA, SID and the transactions contemplated thereby and determined to recommend that Lionheart stockholders approve the Business Combination.

The parties executed the BCA and SID early in the morning, U.S. time, on July 26, 2022, and Lionheart and SMX issued joint press releases in the U.S. and Australia announcing the parties’ entrance into the agreements. Also on July 26, 2022, Lionheart filed with the SEC a Current Report on Form 8-K describing the BCA and the SID and furnishing an investor presentation regarding the Business Combination, and SMX made corresponding filings with its regulator in Australia.

On January 8, 2023, the Company, SMX and Parent entered into the Deed of Variation to implement certain amendments to the SID that were requested by ASIC in connection with ASIC’s required review of the transaction, including changes to the definitions of “Lionheart Material Adverse Effect” and “SMX Material Adverse Effect”. All other terms of the SID remain unchanged.

Fairness Opinion of Scura Partners

Lionheart retained Scura Partners to evaluate the fairness, from a financial point of view to the Company’s Shareholders of the merger consideration to be paid to such holders in the Transaction.

On July 24th, 2022 at a meeting of the Lionheart Board held to evaluate the SID and BCA, Scura Partners rendered to the Lionheart Board an oral opinion, which was confirmed by delivery of a written opinion dated July 24, 2022, to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in such opinion, (i) the consideration in the SID and BCA is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account).

The full text of Scura Partners’ written opinion, dated July 24, 2022, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken, is attached as Annex H and is incorporated by reference in this document. The written opinion of Scura Partners, dated July 24, 2022 is set forth in Annex H. Scura Partners’ opinion was for the benefit of the Lionheart Board (in its capacity as such) and Scura Partners’ opinion was rendered to the Lionheart Board in connection with its evaluation of the SID and BCA and did not address any terms or other aspects (other than the consideration to the extent expressly specified in Scura Partners’ opinion) of the transaction contemplated by the SID and BCA. Scura Partners’ opinion did not address Lionheart’s underlying business decision to effect such transaction or the relative merits of such transaction as compared to any alternative business strategies or transactions that might be available to Lionheart and did not address any legal, regulatory, tax, or accounting matters. Scura Partners’ opinion is not intended to and does not constitute a recommendation to any Lionheart stockholder as to how such stockholder should vote or act with respect to the transaction or any matter relating thereto. Additionally, the opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX.

With respect to the bullets listed below and in connection with rendering its opinion, although Scura Partners considered internal information provided to it with respect to the business, earnings, cash flow, assets, liabilities and prospects of SMX and discussions conducted with the management and representatives of SMX, Scura Partners created its own financial models that served as the basis for its analysis set forth below and the opinion it rendered to Lionheart’s board of directors.

In connection with its opinion, Scura Partners:

•

reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of SMX furnished to Scura Partners by the Company, including financial and other forecasts provided to, or discussed with us by the management of the Company and the management of SMX;

•	reviewed certain internal information relating to expenses expected to result from the transaction contemplated by the SID and BCA furnished to us by the Company;

•	conducted discussions with members of the management and representatives of the Company and of SMX concerning the information described in the two foregoing bullet points;

•

reviewed the Company’s and SMX’ capital structure furnished to us by the management of the Company both on a standalone basis pre-transaction and on a pro forma basis giving effect to the transaction contemplated by the SID and BCA;

•	reviewed publicly available financial and stock market data of certain other companies in lines of business that Scura Partners deemed relevant;

•	reviewed a draft, dated July 24, 2022, of the BCA; and

•	conducted such other financial studies and analyses and took into account such other information as Scura Partners deemed appropriate.

Scura Partners, with Lionheart’s consent, relied upon the information supplied to, discussed with or reviewed by Scura Partners for purposes of its opinion as being complete and accurate in all material respects. Scura Partners did not assume any responsibility for independent verification of, and did not independently verify, any of such information.

With Lionheart’s consent, Scura Partners relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, Scura Partners relied upon, with Lionheart’s consent, the assessments of the management of the Company as to the existing technology, products and services of SMX and the validity of, and risks associated with, the future technology, products and services of SMX. Scura Partners assumed, with Lionheart’s consent, that there will be no developments with respect to any of the foregoing that would affect Scura Partners’ analyses or opinion. With Lionheart’s consent, Scura Partners assumed that (i) for purposes of Scura Partners’ analysis and to calculate the Company’s pro forma enterprise value, the Company will have cash, net of debt, of between $24.6 million and $135.8 million on its balance sheet at the consummation of the transaction contemplated by the SID and BCA, and (ii) any adjustments to the consideration in accordance with the BCA or otherwise would not be material to Scura Partners’ analysis or its opinion. In addition, Scura Partners relied upon, with Lionheart’s consent, the assessments of the management of the Company as to the Company’s ability to retain key employees of SMX. Scura Partners expressed no views as to the reasonableness of any financial or other forecasts or the assumptions on which they are based. In addition, with Lionheart’s consent, Scura Partners did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of SMX or the Company, nor had Scura Partners been furnished with any such evaluation or appraisal.

Further, Scura Partners’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Scura Partners as of the date of its opinion. Scura Partners assumed no responsibility for updating its opinion based on developments after the date of its opinion. As stated above, Scura Partners’ opinion did not address the underlying business decision to effect the transactions contemplated by the SID and BCA or the relative merits of the same as compared to any alternative business strategies or transactions that might be available to the Company and does not address any legal, regulatory, tax, or accounting matters.

With Lionheart’s consent, Scura Partners did not opine on what the value of the shares of the Parent would be when issued pursuant to the transactions contemplated by the SID and BCA. Scura Partners did not express any opinion as to fair value or the solvency of SMX, the Parent or the Company following the closing of the transactions contemplated by the SID and BCA. In rendering its opinion, Scura Partners assumed, with Lionheart’s consent, that the final executed form of the BCA would not differ in any material respect from the draft that Scura Partners reviewed, that the transaction contemplated by the SID and BCA, including a possible PIPE Financing, will be consummated in accordance with its terms without any waiver or modification that could be material to Scura Partners’ analysis, and that the parties to the BCA will comply with all the material terms of the BCA. Scura Partners assumed, with Lionheart’s consent, that all governmental, regulatory, or other consents and approvals necessary for the completion of the transaction contemplated by the SID and BCA will be obtained except to the extent that could not be material to Scura Partners’ analysis. In addition, representatives of the Company advised Scura Partners, and Scura Partners assumed, with Lionheart’s consent, that the transaction contemplated by the SID and BCA will qualify as a tax free reorganization for income tax purposes in the United States, Australia, and Ireland.

Summary of the Financial Analyses of Scura Partners

In preparing its opinion to the Lionheart Board, Scura Partners performed a variety of financial and comparative analyses and, for purposes of its opinion, used only those financial models that Scura Partners created. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying Scura Partners’ opinion, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion or analysis is not readily susceptible to summary description. In arriving at its opinion, Scura Partners considered the results of all of the analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any particular factor or method of analysis considered by it. Rather, Scura Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. Accordingly, Scura Partners believes that its analyses and factors summarized below must be considered as a whole and in context. Scura Partners further believes that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In performing its analyses, Scura Partners considered industry performance, general business, economic, market and financial conditions and other matters, existing as of the date of its opinion, many of which are beyond the control of Lionheart and SMX. No company, business or transaction reviewed is identical or directly comparable to Lionheart, SMX or their respective businesses or the transaction. Accordingly, an evaluation of these analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning business, financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or views regarding the comparability of such companies, businesses or transactions. Accordingly, such analyses may not necessarily include all companies, businesses or transactions that could be deemed relevant. The estimates of the future performance of Lionheart and SMX in or underlying Scura Partners’ analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those estimates or those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which a company may actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the ranges of valuations resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Scura Partners regarding the actual values of SMX or Lionheart. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 24, 2022, and is not necessarily indicative of current market conditions.

Scura Partners did not recommend that any specific consideration constituted the only appropriate consideration in the transaction. The type and amount of consideration payable in the transaction contemplated by the SID and BCA was determined through negotiations between Lionheart and SMX, rather than by any financial advisor, and was approved by the Lionheart Board. The decision to enter into the SID and BCA was solely that of the Lionheart Board and the SMX board of directors. Scura Partners’ opinion and analyses were only one of many factors considered by the Lionheart Board in its evaluation of the transaction and the consideration and should not be viewed as determinative of the views of the Lionheart Board or management with respect to the transaction or the consideration payable in the transaction.

Financial Analysis

The summary of the financial analyses described in this section entitled “- Financial Analyses” is a summary of the material financial analyses provided by Scura Partners in connection with its opinion, dated July 24, 2022, to the Lionheart Board. The summary set forth below is not a comprehensive description of all analyses undertaken by Scura Partners in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand Scura Partners’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Scura Partners. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Scura Partners. Future results may differ from those described and such differences may be material.

For purposes of the financial analyses described below in this section, the term “implied per share consideration” means approximately $10.00 per share of Lionheart common stock.

The financial data utilized for Lionheart in the financial analyses described below were based on, among other things: (i) certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of SMX furnished to Scura Partners by the Company, including financial and other forecasts provided to, or discussed with Scura Partners by the management of the Company and the management of SMX; (ii) certain internal information relating to expenses expected to result from the Transaction furnished to Scura Partners by the Company; (iii) the Company’s and SMX’ capital structure furnished to us by the management of the Company both on a standalone basis pre-Transaction and on a pro forma basis giving effect to the Transaction; (iv) publicly available financial and stock market data of certain other companies in lines of business that Scura Partners deemed relevant; and (v) such other financial studies and analyses and such other information as Scura Partners deemed appropriate.

Lionheart Financial Analyses

Comparable Public Companies Analysis

Using public filings and other publicly available information, Scura Partners compared certain financial information of Lionheart to corresponding financial information for selected publicly traded companies that, based on Scura Partners’ professional judgment and experience, Scura Partners considered generally relevant for purposes of analysis. While the business of SMX is novel, it was Scura Partners’ belief that aspects to it were comparable to aspects of the supply chain solutions, tracking and marketing and industrial internet of things (“Industrial IoT”) industries. Scura then used a series of screens on Capital IQ to identify companies in those industries with publicly available information. That list is set out below. No companies were excluded, although forward estimates for revenue and EBITDA were not available for all companies. Scura Partners included companies in the supply chain solutions and Industrial IoT industries. Scura Partners did not include companies in the marking and tracking industries due to the lack of forecasts over the relevant period. The selected supply chain solution companies used in this analysis were as follows: Coupa Software Incorporated, The Descartes Systems Group Inc. Kinaxis Inc., SPS Commerce, Inc. and WiseTech Global Limited. The Industrial IoT companies used in this analysis were as follows: Impinj, Inc., PTC Inc., Samsara Inc., Tomra Systems ASA and Trimble Inc. These companies were identified in a presentation to the Lionheart Board of Directors on July 24, 2022.

Scura Partners selected the companies above because, among other things, the selected companies operate businesses similar in certain respects to the business of SMX.

As set forth in the table below, for each selected supply chain solutions company, Scura Partners calculated its enterprise value (defined as equity market value, plus debt, capitalized lease liabilities, preferred stock and minority interests, less cash and cash equivalents) as a multiple of its revenue for companies (reporting in U.S. GAAP) for fiscal year ends 2025, 2026 and 2027 (“Enterprise Value / 2025 Revenue”, “Enterprise Value / 2026 Revenue”, and “Enterprise Value / 2027 Revenue”).

The mean Enterprise Value / 2025 Revenue, Enterprise Value / 2026 Revenue, and Enterprise Value / 2027 Revenue multiples observed for the supply chain solutions peers were 7.8x, 6.3x and 4.6x, respectively.

(U.S. dollars in millions)

	Enterprise Value	Enterprise Value / Revenue 2025	Revenue 2025	Enterprise Value / Revenue 2026	Revenue 2026	Enterprise Value / Revenue 2027	Revenue 2027
Coupa Software Incorporated	$6,099	4.9x	$1,234	3.9x	$1,576	3.2x	$1,885
Kinaxis Inc.	$3,060	5.0x	$607	4.4x	$701	3.8x	$813
The Descartes Systems Group Inc.	$5,455	8.5x	$639	7.6x	$721	6.7x	$810
WiseTech Global Limited	$9,830	12.8x	$768	9.4x	$1,044		—

Expected revenue was not available for SPS Commerce, Inc. for those periods.

As set forth in the table below, for each selected company, Scura Partners calculated its enterprise value (defined as equity market value, plus debt, capitalized lease liabilities, preferred stock and minority interests, less cash and cash equivalents) as a multiple of its EBITDA (defined as estimated earnings before interest, taxes, depreciation and amortization, and adjusted for lease expenses (excluding short-term and variable expenses) for companies reporting in U.S. GAAP) for fiscal year ends 2025, 2026 and 2027 (“Enterprise Value / 2025 EBITDA”, “Enterprise Value / 2026 EBITDA”, and “Enterprise Value / 2027 EBITDA”).

The mean Enterprise Value / 2025 EBITDA, Enterprise Value / 2026 EBITDA, and Enterprise Value / 2027 EBITDA multiples observed for the supply chain solutions peers were 30.5x, 16.1x and 14.7x, respectively.

(U.S. dollars in millions)

	Enterprise Value	Enterprise Value / EBITDA 2025	EBITDA 2025	Enterprise Value / EBITDA 2025	EBITDA 2026	Enterprise Value / EBITDA 2027	EBITDA 2027
Coupa Software Incorporated	$6,099	49.6x	$123	—	—	—	—
The Descartes Systems Group Inc.	$5,455	19.4x	$281	16.9x	$322	14.7x	$372
WiseTech Global Limited	$9,830	22.5x	$436	15.4x	$640	—	—

Expected EBITDA was not available for Kinaxis Inc and SPS Commerce, Inc. for those periods.

As set forth in the table below, for each selected Industrial IoT company, Scura Partners also calculated its enterprise value (defined as equity market value, plus debt, lease liabilities, preferred stock and minority interests, less cash and cash equivalents) as a multiple of its revenue.

The mean Enterprise Value / 2025 Revenue, Enterprise Value / 2026 Revenue, and Enterprise Value / 2027 Revenue multiples observed for the supply chain solutions peers were 5.1x, 5.5x and 5.0x.

	Enterprise Value	Enterprise Value / Revenue 2025	Revenue 2025	Enterprise Value / Revenue 2025	Revenue 2025	Enterprise Value / Revenue 2025	Revenue 2027
Trimble Inc.	$16,293	3.5x	$4,640		—		—
PTC Inc.	$13,748	5.3x	$2,603	5.5x	$2,503	4.97x	$2,769
Samsara Inc.	$6,566	6.6x	$997		—		—

Expected revenue was not available for Impinj, Inc and Tomra Systems ASA for those periods.

As set forth in the table below, for each selected company, Scura Partners calculated for Industrial IoT companies Enterprise Value / 2025 EBITDA, Enterprise Value / 2026 EBITDA, and Enterprise Value / 2027 EBITDA. Expected EBITDA was available only for PTC Inc. for those periods.

	Enterprise Value	Enterprise Value / EBITDA 2025	EBITDA 2025	Enterprise Value / EBITDA 2025	EBITDA 2026	Enterprise Value / EBITDA 2027	EBITDA 2027
PTC Inc.	$13,748	16.3x	$844	14.8x	$929	13.1x	$1,050

Using its professional judgment and experience, Scura Partners applied a range of multiples of estimated EV/Revenue, derived from the EV/Revenue multiples of the selected supply chain solution companies resulting in a range of implied equity value of SMX common stock of $534 million to $1,876 million. Using its professional judgment and experience, Scura Partners applied a range of multiples of estimated EV/Revenue, derived from the EV/Revenue multiples of the selected industrial IoT chain solution companies resulting in a range of implied equity value of SMX common stock of $602 million to $1,623 million. Using its professional judgment and experience, Scura Partners applied a range of multiples of estimated EV/EBITDA, derived from the EV/EBITDA multiples of the selected industrial IoT chain solution companies resulting a range of implied equity value of SMX common stock of $374 million to $857 million. Using its professional judgment and experience, Scura Partners applied a range of multiples of estimated EV/EBITDA, derived from the EV/EBITDA multiples of the selected industrial IoT chain solution companies resulting in a range of implied equity value of SMX common stock of $267 million to $640 million.

Equity Market Capitalization

Scura Partners reviewed the the trading price and volume for SMX on the Australian Securities Exchange over the last two years along with the related news and regulatory filings. Scura Partners believed, based on its experience and professional judgment, that this information did not accurately reflect the value of SMX and therefore was not relevant for purposes of this analysis.

Precedent Transactions Analysis

Scura Partners did not identify transactions involving companies with publicly available financial information that Scura Partners believed, based on its experience and professional judgment, to be generally relevant for purposes of this analysis.

Discounted Cash Flow Analysis

Scura Partners performed a discounted cash flow (“DCF”) analysis of SMX using a financial forecast that Scura Partners developed with the guidance of Lionheart’s management and other information and data provided by the Lionheart’s management to calculate the estimated present value of the future unlevered after-tax free cash flows projected to be generated by SMX. Based on the information provided by the Company’s management, with the consent of the Board, Scura Partners assumed that the Business Combination would close on or about December 31st 2022. Scura Partners performed DCF analyses for two sets of periods (i) the term of January 1, 2022 through FY2027 and (ii) the period from FY2028 forward.

In performing the DCF analysis of SMX, Scura Partners utilized a range of discount rates between 13.4% and 17.4%. A mid-range discount rate of 15.4% was calculated based on an estimate of SMX’ weighted average cost of capital (“WACC”), arrived at using the capital asset pricing model, incorporating:

(i)	an unlevered beta of 1.02x based on the unlevered beta of comparable companies;

(ii)	a risk-free rate of return of 3.43% based on the yield on the 20-year U.S. treasury bond as of June 4, 2021;

(iii)	a market return (Rm) of 8.92% based on the 20 year average return on the S&P 500 index.;

(iv)	a size premium of between 2% and 4% estimated based on the market return premium assigned to businesses (public companies) with an enterprise value between $200 million and $1.0 billion;

(v)	the assumption that SMX’ capital structure would be funded with equity through the end of each set of periods.

The assumption that a portion of the capital structure would be funded by debt would have led to a lower WACC and a higher DCF net present value for SMX. Such a change would not have affected Scura Partners’ opinion. Scura Partners estimated the range of discount rates using the mid-range discount rate and based on its experience and professional judgement.

In performing the DCF analysis of SMX, Scura Partners applied multiples of between 20.0x and 30.0x (the “Terminal Value Multiples”) to FY2027 EBITDA, representing the value of SMX derived for the period from FY2028 forward (the “Terminal Value”). Scura Partners derived a mid-range Terminal Value Multiple of 24.9x based on historical EBITDA trading multiples for selected publicly traded companies. Based on its experience and professional judgement, Scura Partners estimated a range of Terminal Value Multiples using the mid-range terminal value multiple.

In performing the DCF analysis of SMX, Scura Partners utilized Company management’s estimated cash tax rate for SMX of 12.5%.

After-tax free cash flows from each period in each set were discounted to December 31, 2022 using the mid-period convention. Terminal Value for each set were discounted from the end of the relevant fiscal year to December 31, 2022.

Using an assumption of cash and cash equivalents of $4 million, the Discounted Cash Flow Analysis indicated the following implied total equity value for SMX:

(USD millions)

	Weighted Average Cost of Capital
	13.7%	14.7%	15.7%	16.7%	17.7%
Equity Value	676	647	619	592	567

	EBITDA Exit Multiple
	20.0x	22.5x	25.0x	27.5x	30.0x
Equity Value	498	558	619	679	740

	Size Premium
	2.0%	2.5%	3.0%	3.5%	4.0%
Equity Value	647	632	619	605	592

The discounted Terminal Value represents approximately 98.4% of SMX’s equity value, assuming the mid-range WACC and Terminal Value Multiple.

General

In connection with Scura Partners’ services as a financial advisor to the Lionheart Board, Lionheart agreed to pay Scura Partners an aggregate fee of $200,000. In addition, Lionheart has agreed to reimburse certain of Scura Partners’ expenses arising, and to indemnify Scura Partners against certain liabilities that may arise, out of Scura Partners’ engagement.

Scura Partners, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. In the two-year period prior to the date of Scura Partners’ opinion, Scura Partners has not provided any investment banking services to Lionheart. In the two-year period prior to the date of Scura Partners’ opinion, Scura Partners has not been engaged to provide financial advisory or other services to Lionheart or SMX and Scura Partners has not received any compensation from Lionheart or SMX during this period. In addition, in the ordinary course, Scura Partners’ employees may trade securities of Lionheart, SMX and certain of their respective affiliates for their own accounts and, accordingly, may at any time hold a long or short position in such securities. The issuance of Scura Partners’ opinion was approved by the Opinion Committee of Scura Partners.

Scura Partners is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Scura Partners was selected to act as investment banker to Lionheart because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions generally and in particular, as an advisor to companies in Lionheart’s sector, as well as its familiarity with the business of Lionheart.

Scura Partners’ engagement and its written opinion are for the benefit of the Lionheart Board (in its capacity as such) and its written opinion was rendered to the Lionheart Board in connection with its evaluation of the transaction. Scura Partners’ opinion is not intended to and does not constitute a recommendation to any Lionheart stockholder as to how such stockholder should vote or act with respect to the transaction or any matter relating thereto.

Lionheart’s Board of Directors’ Reasons for the Approval of the Business Combination

In reaching its unanimous resolution (i) determining that the BCA, the SID and the transactions contemplated thereby, including the Business Combination and the issuance of shares in connection therewith, are fair and advisable to, and in the best interests of, the Company and its stockholders and (ii) recommending that Company stockholders adopt the BCA and the SID and approve the Business Combination and the other transactions contemplated by the BCA and the SID, the Lionheart Board consulted with the Company’s legal and financial advisors in connection with its evaluation of the BCA, the SID and the Business Combination, reviewed the results of due diligence conducted by the Company’s management, together with its legal and financial advisors and considered a range of factors, including, but not limited to, the factors discussed below. In light of the large number and wide variety of factors considered in connection with its evaluation of the Business Combination, the Lionheart Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The Lionheart Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

The officers and directors of Lionheart have substantial experience with mergers and acquisitions and in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds enabled them to make the necessary analyses and determinations regarding the Business Combination with SMX. In analyzing the Business Combination, the Lionheart Board conducted due diligence on the Company and researched the industry in which it operates and concluded that the Business Combination was in the best interest of stockholders.

In the prospectus for the IPO, the Company identified general criteria and guidelines that the Company believed would be important in evaluating prospective target businesses. The Company indicated its intention to acquire companies that it believes possess the following characteristics:

•	consider reasonably accepted valuation standards and methodologies to seek businesses, as determined in the sole discretion of the Company’s officers and directors.

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businesses that have generated attractive unit economics at scale, have established and growing revenue streams. The Company did not expect to acquire startup companies, companies with speculative business plans or companies that are excessively leveraged.

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businesses that have a leading, growing or unique niche market position in their respective sectors. The Company expected to analyze the strengths and weaknesses of target businesses relative to their competitors and seek to invest in one or more businesses that demonstrate advantages when compared to their competitors, including capable management team, defensible proprietary technology, strong adoption rates and relevant domain expertise.

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businesses that have experienced management teams or those that provide a platform to assemble an effective and capable management team. The Company expected to focus on management teams with a track record of driving revenue growth and creating value for their stockholders.

•	businesses that will benefit from being publicly listed and can effectively utilize the broader access to capital and the public profile to grow and accelerate shareholder value creation.

•	companies that have a leading or niche market position and that demonstrate advantages when compared to their competitors, which may help to create barriers to entry against new competitors.

•	businesses that have historically generated, or has the near-term potential to generate, strong and sustainable free cash flow.

In considering the Business Combination, the Lionheart Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the BCA, the SID and the transactions contemplated thereby, including, but not limited to, the following factors (not necessarily in order of relative importance):

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Reasonableness of the aggregate consideration to be paid to the Stockholders under the BCA and the SID. Following a review of the financial data provided to the Company, including certain unaudited financial information and models regarding SMX (including, where applicable, the assumptions underlying such unaudited financial information and models) and the Company’s due diligence review of SMX’s business, the Lionheart Board determined that the consideration to be paid to the SMX shareholders was reasonable in light of such data and financial information. In this context “reasonable” means (i) given the uniqueness of the SMX business model, that the work done by the third party due diligence advisors supported the “reasonableness” of the assumptions used to validate the business model, (ii) that the variables considered by the Lionheart Board in relation to the financial analysis for the SMX business were a reasonable basis to compute the valuation, and (iii) given the inherent uncertainties in any long-term projections, particularly in a business like SMX’s where there is limited historical financial information to extrapolate.

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Due Diligence. The Company’s management and advisors conducted due diligence examinations of SMX, including: commercial, financial, legal and regulatory due diligence, and extensive discussions with SMX’s management and the Company’s management and legal advisors concerning such due diligence examinations of SMX.

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Industry and Trends. SMX’s business is based in a blockchain and technology industry focused on supply chain integrity , and that the Lionheart Board considers attractive, and which, following a review of industry trends and other industry factors (including, among other things, historic and projected market growth), the Lionheart Board believes has continued growth potential in future periods.

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Opportunity to introduce an attractive asset class to public investors that has historically been transacted in non-US public market settings. The Company’s belief that recent transactions involving SPACs indicate a market trend to bring companies with novel business models and innovative asset classes to the US public markets.

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Negotiated Transaction. The Lionheart Board considered the terms and conditions of the BCA, the SID and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by both the Company and SMX to complete the Business Combination. The Lionheart Board also considered the financial and other terms of the Business Combination and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between SMX and the Company.

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Other Alternatives. After a review of other business combination opportunities reasonably available to the Company, the Lionheart Board believes that the proposed Business Combination represents the best potential business combination reasonably available to the Company taking into consideration, among other things, the timing and likelihood of accomplishing the goals of any alternatives.

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Post-Closing Governance. The fact that the Sponsor had negotiated the right to nominate three members of the Board following the Business Combination, which the Lionheart Board believes will allow for the Post-Combination Company to benefit from the Sponsor’s professional relationships to identify potential board members that will have appropriate industry and/or financial knowledge and professional experience to oversee the Post-Combination Company and drive returns for stockholders.

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Limitations of Review. The Lionheart Board considered what they were presented and did obtain a fairness opinion from Scura Partners. The opinion confirmed that (i) the consideration is in the Transactions is fair from a financial point of view to the Company, (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for the benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account) and (iii) the Transaction is fair to all of Lionheart Stockholders and SMX Shareholders, collectively as a group, as opposed to shareholders that are unaffiliated with the Sponsor and its affiliates.

The Lionheart Board also considered various uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•	Benefits May Not Be Achieved. The potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

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Regulation. The risk that changes in the regulatory and legislative landscape or new industry developments may adversely affect the projected financial results and the other business benefits anticipated to result from the Business Combination.

•	Stockholder Vote. The Company’s stockholders may fail to approve the proposals necessary to effect the Business Combination.

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Closing Conditions. The completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control, including the receipt of certain required regulatory approvals.

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Litigation Related to the Business Combination. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•	Listing Risks. The challenges associated with preparing SMX, for the applicable disclosure and listing requirements to which SMX will be subject as a publicly traded company.

•	Market Volatility: The possibility that the SPAC market experiences volatility and disruptions, causing deal disruption.

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Liquidation. The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect an initial business combination by February 8, 2023 (or until May 8, 2023 if the Company extends the period of time to consummate its initial business combination pursuant to any further Extension Period).

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Fees and Expenses. The fees and expenses associated with completing the Business Combination. In addition, the Lionheart Board considered the fact that the Underwriters have contingent fees owing to it upon the successful completion of the Business Combination, consisting of deferred underwriting fees of approximately $4,375,000.

In addition to considering the factors described above, the Lionheart Board also considered other factors, including, without limitation:

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Interests of Certain Persons. The Sponsor, our officers and certain of our directors may have interests in the Business Combination (see “— Interests of Lionheart’s Directors and Officers in the Business Combination”).

•	Other Risk Factors. Various other risk factors associated with the business of SMX, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

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Fairness Opinion. Scura Partners LLC provided its Fairness Opinion to the Lionheart Board that, subject to the assumptions, qualifications, limitations and other matters set forth in the opinion, (i) the consideration in the Transactions is fair from a financial point of view to the Company and (ii) the fair market value of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account). Additionally, the opinion of Scura Partners was limited to the fairness, from a financial point of view to the Company, of the aggregate consideration to be paid pursuant to the SID and the BCA. Scura Partners did not express an opinion as to the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX.

The Lionheart Board concluded, in its business judgment, that the potential benefits that it expects the Company and its stockholders to achieve as a result of the Business Combination outweigh the potentially negative and other factors associated with the Business Combination. Accordingly, the Lionheart Board unanimously determined that the Business Combination and the transactions contemplated by the BCA and the SID are fair and advisable to, and in the best interests of, the Company and its stockholders.

Satisfaction of 80% Test

The Nasdaq rules require that the Company’s initial business combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with its initial business combination. As of July 26, 2022, the date of the execution of the BCA and the SID, the value of the net assets held in the Trust Account was approximately $126,250,000 (excluding approximately $4,375,000 of deferred underwriting discount held in the Trust Account) and 80% thereof represents approximately $101,000,000. In reaching its conclusion that the Business Combination meets the 80% asset test, the Lionheart Board used as a fair market value the enterprise value of approximately $244,400,000, which was implied based on the terms of the transactions agreed to by the parties in negotiating the BCA and the SID. The enterprise value consists of an implied equity value of approximately $360,300,000. In determining whether the enterprise value described above represents the fair market value of SMX, the Lionheart Board considered all of the factors described in this section, including review of the Fairness Opinion, and the section of this proxy statement/prospectus entitled “The Business Combination Agreement and Scheme Implementation Deed” and the fact that the purchase price for SMX was the result of an arm’s length negotiation. As a result, the Lionheart Board concluded that the fair market value of the business acquired was significantly in excess of 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in the Trust Account).

Interests of Lionheart’s Directors and Officers in the Business Combination

The Sponsor and our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Proposals. As a result of such interests, the Sponsor and our directors and officers may be incentivized to complete a business combination with a less favorable combination partner or on terms less favorable to public stockholders rather than fail to complete a business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) (or such later date as may be approved by the Company’s stockholders) and be forced to liquidate and dissolve the Company. These interests include:

•	the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combination;

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the fact that Ophir Sternberg, Roger Meltzer and Thomas Hawkins will serve as directors of the Post-Combination Company. Ophir Sternberg, Roger Meltzer and Thomas Hawkins are affiliated with the Company. Ophir Sternberg currently serves as the Company’s Chairman, President and Chief Executive Officer and Roger Meltzer and Thomas Hawkins currently serve as directors of the Company;

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the fact that the Sponsor paid an aggregate of $25,000 for 2,875,000 Founder Shares in January 2021, resulting in the Sponsor holding an aggregate of 2,875,000 Founder Shares. Without giving effect to the sales or transfer of Founder Shares to Nomura and in connection with the IPO to certain insiders, the remaining 3,125,000 Founder Shares will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $31,125,000 but, given the restrictions on such shares, we believe such shares have less value. In addition, given the differential in the purchase price that our Sponsor paid for the Founder Shares as compared to the price of the units sold in the IPO and the substantial number of shares of Class A

Common Stock that our Sponsor will receive upon conversion of the Founder Shares in connection with the Business Combination, our Sponsor and its affiliates may earn a positive rate of return on their investment even if the common stock of the combined company trades below the price initially paid for the units in the IPO and the Public Stockholders experience a negative rate of return following the completion of the Business Combination;

•

the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period) (or such later date as may be approved by the Company’s stockholders);

•

the fact that the Sponsor paid an aggregate of $2,000,000 for 2,000,000 Company Private Warrants to purchase shares of Class A Common Stock and such Company Private Warrants will expire worthless if a business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period);

•

the fact that the Sponsor paid an aggregate of $2,750,000 for Company Private Units comprised of 275,000 shares of Class A Common Stock and 137,500 Company Private Warrants to purchase shares of Class A Common Stock and that such Company Private Warrants will expire worthless if a business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period);

•

the continued right of the Sponsor to hold Class A Common Stock and the shares of Class A Common Stock to be issued to the Sponsor upon exercise of its Company Private Warrants following the Business Combination, subject to certain lock-up periods;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Company Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the Sponsor (including its representatives and affiliates) and the Company directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to the Company. For example, each of the Company’s officers may be considered an affiliate of the Sponsor, which is a blank check company incorporated for the purpose of effecting their respective initial business combinations. In addition, Mr. Meltzer serves on the board of directors of Haymaker Acquisition Corp. III, a blank check company incorporated for the purpose of effecting a business combination. The Sponsor and the Company’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to the Company completing its initial business combination. Moreover, certain of the Company’s directors and officers have time and attention requirements for certain other companies. The Company’s directors and officers also may become aware of business opportunities which may be appropriate for presentation to the Company and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented;

Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in the Company’s favor and such potential business opportunities may be presented to other entities prior to their presentation to the Company, subject to applicable fiduciary duties. The Existing Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. For more information, see “Management of the Company — Conflicts of Interests.”

•	the fact that Ophir Sternberg has certain business dealings tied to shares of the Post-Combination Company. For more information, see “Certain Relationships and Related Person Transactions”;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•

the fact that the Sponsor and our directors and officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period). The approximate value of Sponsor’s interest in the Post Combination Company is $34,000,000 million, consisting of 3,400,000 shares of Class B Common Stock at a price of $10.00 per share, which will automatically convert into Shares of Class A Common Stock at the Closing of the Business Combination. The cost basis of this investment was approximately $4.78 million, consisting of 3,125,000 Founder Shares at $0.008, per share, or $25,000, 275,000 private placement units at $10.00 per unit, or $2,750,000, plus 2,000,000 private warrants at a price of $1.00 per warrant, or $2,000,000;

•

that, at the closing of the Business Combination we will enter into the amended and restated registration rights agreement (“Registration Rights Agreement”), substantially in the form attached as Annex E to this proxy statement/prospectus, with the Sponsor and our directors and officers, which provides for registration rights to such persons and their permitted transferees;

•

that, Ophir Sternberg entered into a chairman agreement (“Chairman Agreement”), with Parent and Faquiry Diaz entered into an independent contractor agreement, with Parent, which provides for certain services to the Post-Combination Company and a grant of restricted stock units in the Post-Combination Company; and

•	that, each independent directors of the Post-Combination Company will be granted restricted stock units in the Post-Combination Company.

These conflicts may not be resolved in the Company’s favor and such potential business opportunities may be presented to other entities prior to their presentation to the Company, subject to applicable fiduciary duties. The Existing Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. For more information, see “Management of the Company — Conflicts of Interests.”

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•	the fact that each of our independent directors will receive a grant of Parent Shares immediately after the consummation of the Business Combination. The approximate value of the grant is $100,000;

•

the fact that the Sponsor and our directors and officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by February 8, 2023 (or until May 8, 2023 if we extend the period of time to consummate our initial business combination pursuant to any further Extension Period). The approximate value of Sponsor’s interest in the Post Combination Company is $34,000,000 million, consisting of 3,400,000 shares of Class B Common Stock at a price of $10.00 per share, which will automatically convert into Shares of Class A Common Stock at the Closing of the Business

Combination. The cost basis of this investment was approximately $4,780,000 consisting of 3,125,000 Founder Shares at $0.008 per share, or $25,000, 275,000 private placement units at $10.00 per unit, or $2,750,000, plus 2,000,000 private warrants at a price of $1.00 per warrant, or $2,000,000; and

•

that, at the closing of the Business Combination we will enter into the amended and restated registration rights agreement with the Sponsor and our directors and officers which provides for registration rights to such persons and their permitted transferees.

These interests may influence our directors and officers in making their recommendation that you vote in favor of the approval of the Business Combination.

Litigation Relating to the Business Combination

There have been no proceedings brought against Lionheart in relation to the Business Combination or the BCA and the SID.

Listing of Parent Shares

Approval of the listing on Nasdaq of the Parent Shares to be issued in the Transactions, subject to official notice of issuance, is a condition to each party’s obligation to complete the Business Combination.

Anticipated Accounting Treatment

Since the Parent and Lionheart are not businesses as defined in IFRS 3, the transaction is not a business combination. Based on IFRS 3’s provisions, such a transaction is accounted for in the consolidated financial statements of the Parent (the legal acquirer) as a continuation of the financial statements of SMX (the legal acquiree), together with a deemed issuance of shares by SMX at fair value and a re-capitalization of its equity. This deemed issuance of shares is in fact both an equity transaction under IAS 32 (receiving the net assets of Lionheart, primarily cash) and an equity-settled share-based payment transaction under IFRS 2 (receiving the listing status of the Parent/Lionheart). The difference between the fair value of the shares deemed to have been issued by SMX and the fair value of Lionheart’s identifiable net assets represents a payment for the service of obtaining a stock exchange listing for its shares and a cost of raising capital. Transaction costs are allocated on a relative fair value basis of the amounts allocated to each equity transaction as mentioned above, such that the amount attributed to the equity transaction is deducted from equity and the amount attributed to the listing service is charged as expense in profit or loss. For purposes of the unaudited pro forma condensed combined financial information, it is assumed that the fair value of each individual SMX ordinary share issued to Lionheart Stockholder is equal to the fair value of each individual SMX ordinary share resulting from the $200 million proforma combined enterprise value assigned to SMX in the Business Combination Agreement.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock that are voted at the Special Meeting, voting as a single class, is required to approve the Business Combination Proposal.

Failure to submit a proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the Business Combination Proposal.

The Business Combination is conditioned upon the approval of the Business Combination Proposal, subject to the terms of the BCA and the SID. If the Business Combination Proposal is not approved, the other Proposals (except the Adjournment Proposal, as described below) will not be presented to the stockholders for a vote.

Recommendation of Lionheart’s Board of Directors

THE LIONHEART BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

THE BUSINESS COMBINATION AGREEMENT AND SCHEME IMPLEMENTATION DEED

This section of the proxy statement/prospectus describes the material provisions of the BCA and the SID, but does not purport to describe all of the terms of the BCA and the SID. This summary is qualified in its entirety by reference to the BCA and the SID, a copy of which is attached as Annex A hereto. All stockholders are encouraged to read the BCA and the SID in its entirety for a more complete description of the terms and conditions of the Transactions.

The Business Combination and the Scheme Implementation Deed

The Business Combination Agreement

The terms and conditions of the Business Combination are contained in the BCA and the SID, which are attached as Annex A and Annex B-1, respectively, to this proxy statement/prospectus. We encourage you to read the BCA and the SID carefully, as they are the legal documents that govern the Business Combination.

Subject to the terms and conditions set forth in the BCA and the SID, including the approval of Lionheart’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into Lionheart with Lionheart continuing as a wholly owned subsidiary of Parent.

Scheme of Implementation Deed

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issue of ordinary shares of Parent (“Parent Shares”), with Parent then being issued one share in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions.

In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions.

Consideration

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration under the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX.

Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders receiving Parent Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders their warrants automatically adjusted to become exercisable in respect of Parent Shares instead of Lionheart shares (“Parent Warrants”), as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

The following reflects shows the current ownership structure of SMX:

SMX has four wholly owned subsidiaries: Security Matters Ltd., Security Matters France, Security Matters Canada Ltd. and SMX Beverages Pty Ltd, along with owning 50% of Yahaloma Technologies and 44.4% of trueGold Consortium Pty Ltd.

The following table shows the pro forma ownership percentages (excluding the impact of the shares underlying the Company Public Warrants) and structure of Parent immediately following the consummation of the Business Combination:

	No Redemption Scenario		Maximum Redemption Scenario
	Shares	%	Shares	%
Class A – Company Public Stockholders and holders of Company Private Shares	12,500,000	35.99	1,500,000	6.32
Class B – Company Initial Stockholders (including the Underwriters)	3,525,000	10.15	3,525,000	14.86
Total Lionheart	16,025,000	46.14	5,025,000	21.18
Shares Issuable to SMX Shareholders	18,704,153	53.86	18,704,153	78.82
Total SMX	18,704,153	53.86	18,704,153	78.82
Total Shares at Closing	34,729,153	100.0%	23,729,153	100.0%

Representation and Warranties

The BCA and the SID contains representations and warranties made by SMX to the Company and Parent relating to a number of matters, including the following:

•	company organization, good standing and power;

•	requisite authority to enter into the BCA and the SID and to complete the contemplated transactions;

•	required governmental and regulatory consents necessary in connection with the Business Combination;

•	absence of conflicts with organizational documents, applicable laws or certain agreements and instruments as a result of entering into the BCA and the SID or consummating the Business Combination;

•	capitalization of Merger Sub and valid issuance of all capital stock;

•	organizational documents;

•	control by and control of third parties;

•	contracts requiring consent as a result of entering into the BCA and the SID or consummating the Business Combination;

•	financial information and absence of undisclosed liabilities;

•	accuracy, completeness and authenticity of the books and records;

•	absence of a Material Adverse Effect with respect to SMX since December 31, 2021 and absence of certain other changes with respect to SMX;

•	title to assets of SMX;

•	litigation;

•	material agreements

•	insurance;

•	licenses and permits;

•	compliance with laws;

•	intellectual property;

•	privacy and data security;

•	employees;

•	employee benefits and compensation;

•	real property;

•	tax matters;

•	broker’s and finder’s fees related to the Business Combination;

•	anti-corruption matters;

•	compliance with laundering statutes;

•	non-investment company; and

•	lack of untrue statements of a material fact or omissions to state any material fact.

•	related party transactions;

Certain of these representations and warranties are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the BCA and the SID, a “SMX Material Adverse Effect” with respect to SMX means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances, a material adverse effect on the assets and liabilities (taken as a whole), financial condition, business or results of operations of the SMX (taken as a whole) but does not include events, matters or circumstances to the extent resulting from or arising out of: (a) changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law; (b) any epidemic, pandemic (including COVID-19 or COVID-19 measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing); (c) geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing); (d) any change in taxation rates, interest rates or exchange rates; (e) any change in generally accepted accounting principles or the authoritative interpretation of them; (f) the taking of any action required under this document, the BCA, the Scheme, the Option Scheme or the transactions contemplated by them, including the Business Combination (other than, to the extent not excluded by another clause of this definition, SMX’s compliance with its obligations pursuant to BCA and the SID); any change in the market price or trading volume of SMX Shares (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect); (h) any failure, in and of itself, by SMX or a member of SMX to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect); (i) the execution, delivery or performance of the SID or the BCA, or the announcement of the Scheme or Option Scheme or the other transactions contemplated by the SID or the BCA (including the impact of any of the foregoing on the relationship of SMX or a member of SMX with their respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this document or the announcement of the Schemes or the other transactions contemplated by this document or the BCA or with respect to the Conditions Precedent (as defined in the SID) that relate to such representations or warranties; (j) the identity of, or any facts or circumstances relating to, Lionheart or any member of Lionheart; (k) actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this document, the Scheme, the Option Scheme or the BCA or the transactions contemplated by this document or the BCA; or (l) any action (or the failure to take any action) with the written consent or at the written request of Lionheart, except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to SMX as compared to the effects on other companies in the industry in which SMX operates, and then solely to the extent of such disproportionate effect.

The BCA and the SID contains representations and warranties made by Parent to the Company and SMX relating to a number of matters, including the following:

•	company organization, good standing and power;

•	requisite authority to enter into the BCA and the SID and to complete the contemplated transactions;

•	required governmental and regulatory consents necessary in connection with the Business Combination;

•	absence of conflicts with organizational documents, applicable laws or certain agreements and instruments as a result of entering into the BCA and the SID or consummating the Business Combination;

•	capitalization of Merger Sub and valid issuance of all capital stock;

•	ownership and operations;

•	organizational documents;

•	insolvency

The BCA and the SID additionally contains representations and warranties made by the Company to SMX and Parent relating to a number of matters, including the following:

•	company organization, good standing and power;

•	requisite authority to enter into the BCA and the SID and to complete the contemplated transactions;

•	required governmental and regulatory consents necessary in connection with the Business Combination;

•	absence of conflicts with organizational documents, applicable laws or certain agreements and instruments as a result of entering into the BCA and the SID or consummating the Business Combination;

•	capitalization of Merger Sub and valid issuance of all capital stock;

•	organizational documents;

•	control by and control of third parties;

•	contracts requiring consent as a result of entering into the BCA and the SID or consummating the Business Combination;

•	financial information and absence of undisclosed liabilities;

•	accuracy, completeness and authenticity of the books and records;

•	absence of a Material Adverse Effect with respect to Company since December 31, 2021 and absence of certain other changes with respect to Company;

•	title to assets of SMX;

•	litigation;

•	material agreements

•	insurance;

•	licenses and permits;

•	compliance with laws;

•	intellectual property;

•	privacy and data security;

•	employees;

•	employee benefits and compensation;

•	real property;

•	tax matters;

•	broker’s and finder’s fees related to the Business Combination;

•	anti-corruption matters;

•	compliance with laundering statutes;

•	non-investment company; and

•	lack of untrue statements of a material fact or omissions to state any material fact.

•	NASDAQ listing;

•	reporting company and registration of Class A Common Stock pursuant to Section 12(b) of the Exchange Act;

•	no undisclosed liabilities;

•	proper filing of documents with the SEC, the accuracy of information contained in the documents filed with the SEC and SOX certifications, and financial information;

•	related party transactions;

•	non-investment company;

•	investigations and access to information of SMX; and

•	no other representations and warranties.

Certain of these representations and warranties are qualified as to “materiality” or “Lionheart Material Adverse Effect.” For purposes of the BCA and the SID, a “Lionheart Material Adverse Effect” means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances, a material adverse effect on the assets and liabilities (taken as a whole), financial condition, business or results of operations of Lionheart (taken as a whole) but does not include events, matters or circumstances to the extent resulting from or arising out of: (a)changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law; (b) any epidemic, pandemic (including COVID-19 or COVID-19 measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing); (c) geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing); (d) any change in taxation rates, interest rates or exchange rates; (e) any change in generally accepted accounting principles or the authoritative interpretation of them; (f) the taking of any action required under the BCA and the SID, the Scheme, the Option Scheme or the transactions contemplated by them, including the Business Combination (other than, to the extent not excluded by another clause of this definition, Lionheart’s compliance with its obligations pursuant to the BCA and the SID); (g) any change in the market price or trading volume of Parent Shares or Parent Warrants (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect); (h) any failure, in and of itself, by

Lionheart or a member of Lionheart to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect); (i) the execution, delivery or performance of the BCA and the SID, or the announcement of the Schemes or the other transactions contemplated by the BCA and the SID (including in the impact of any of the foregoing on the relationship of Lionheart or a member of Lionheart with their respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of the BCA and the SID or the announcement or pendency of the Scheme or the BCA or the other transactions contemplated by the SID or the BCA or with respect to the Conditions Precedent (as defined in the SID) that relate to such representations or warranties; (j) the identity of, or any facts or circumstances relating to, SMX or any member of SMX; (k) any actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to the SID, the Option Scheme, the BCA or the transactions contemplated by the SID or the BCA; or (l) any action (or the failure to take any action) with the written consent or at the written request of SMX, except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to Lionheart as compared to the effects on other companies in the industry in which Lionheart operates, and then solely to the extent of such disproportionate effect.

Conduct of the Business Pending Consummation of the Business Combination; Covenants

Conduct of Business by Parent pending the Merger

Under the SID, Parent will take all reasonable steps to assist SMX to implement the Schemes in accordance with the SID as soon as reasonably practicable, including: (i) providing consent for certain content that appears in the Scheme Booklet, (ii) delivering the Deed Pool and the Option Scheme Deed Poll, (iii) providing the Scheme Consideration and Cancellation Consideration and (iv) agreeing to become SMX’s sole shareholder.

Under the SID, except with the prior written approval of Lionheart (not to be unreasonably withheld or delayed), Parent will not, and will ensure that its subsidiaries do not, take certain prohibited actions prior to the Implementation Date (as defined in the SID), including (except to the extent contemplated by the SID or the BCA) the following:

•	carrying on business, granting any rights or incurring any liabilities;

•	converting all or any of its shares into a larger or smaller number of shares;

•	permitting any transfer of its shares to occur, or any encumbrance or trust to be created over or in respect of its shares;

•	resolving to reduce its share capital in any way or resolving to reclassify, combine, split or redeem or repurchase directly or indirectly any of its shares;

•	repurchasing, redeeming or otherwise acquiring any shares of capital stock of Parent or entering into a buy-back agreement;

•	making or declaring, or announcing an intention to make or declare, any distribution;

•	issuing any shares, granting an option over its shares or agreeing to make an issue of or grant an option over shares;

•	agreeing or issuing securities or other instruments convertible into shares;

•	adopting a new constitution or modifying or repealing its constitution or a provision of it;

•	acquiring or disposing of, agreeing to acquire or dispose of or offering, proposing, announcing a bid or tenders for, any business, entity or undertaking or assets;

•	creating, or agreeing to create, any encumbrance over or declaring itself the trustee of any of its business or property;

•	merging or consolidating with any other person or restructuring, reorganizing or completely or partially liquidating or dissolving;

•	becoming insolvent;

•	entering into any agreement, contract or commitment;

•	engaging any employees;

•	incurring, assuming, guarantying or become liable for any indebtedness;

•	incurring or making any expenditure;

•	owning any real or personal property; or

•	commencing any legal proceedings, or threatening to do so.

The above covenants are incorporated by reference into the BCA.

Conduct of Business by SMX pending the Merger

Under the SID, SMX will take all reasonable steps to implement the Scheme in accordance with the SID as soon as reasonably practicable, including: (i) announcing the SMX directors’ recommendation to vote in favor of the Scheme and Capital Reduction, (ii) preparing the Scheme Booklet, (iii) appointing an independent expert and investigating accountant, (iv) coordinating with ASIC, the Court and Lionheart, (v) sending the Scheme Booklet to SMX shareholders, (vi) convening certain meetings, (vii) implementing the Capital Reduction and Option Scheme and (viii) issuing one SMX share to Parent.

•

Under the SID, from the date of signing of the SID to the Implementation Date (as defined in the SID), (x) SMX will, and will cause its subsidiaries to use all reasonable endeavors to conduct its business in all material respects in the ordinary course consistent with business plans and budgets disclosed to Lionheart and in substantially the same manner as previously conducted, and (y) except with the prior written approval of Lionheart (not to be unreasonably withheld or delayed), SMX will use reasonable best efforts to ensure that SMX (and its subsidiaries):maintains the condition of its business and material assets in all material respects;

•	keeps available the services of its key officers and key employees;

•	preserves its material relationships with key customers, suppliers, licensors, licensees, joint venturers and others with whom it has business dealings in all material respects; or

•

identifies any change of control or similar provisions in certain contracts as reasonably requested by Lionheart and obtains the consents of relevant persons who have rights in respect of such contracts, and cooperates with Lionheart in good faith to discuss obtaining consent in respect of such other significant contracts for, the transactions contemplated by the Scheme.

Under the SID, except with the prior written approval of Lionheart (not to be unreasonably withheld or delayed), and subject to certain other exceptions, SMX will not, and will ensure that its subsidiaries do not, take certain prohibited actions prior to the Implementation Date (as defined in the SID), including the following:

•	entering into, terminating, amending or waiving certain rights under certain contracts;

•	entering into any new line of business;

•	incurring or making certain capital expenditures or entering into arrangements or agreements providing for certain capital expenditures;

•	entering into any agreement, arrangement or transaction with respect to derivative instruments or similar instruments;

•	changing any accounting policies in any material respect;

•

settling or compromising or making, changing or revoking any concessions in relation to any material tax claims, liabilities or disputes or making any election in relation to tax or adopting a position in relation tax;

•	settling certain legal proceedings, claims, investigations, arbitrations or other like proceedings;

•	changing certain compensation and employment arrangements;

•	selling, assigning, transferring or granting any exclusive license to, or abandoning or permitting to let lapse or expire, certain intellectual property rights;

•

creating any encumbrance over or declaring itself the trustee of any part of its business or assets, other than a lien that arises by operation of law, legislation or in the ordinary course of business;

•	incurring, assuming, guaranteeing or becoming liable for certain indebtedness:

•	acquiring or agreeing to acquire certain real property or entering into, or agreeing to enter into or materially modifying, certain lease or sublease arrangements; or

•	taking any action that would give rise to any SMX Prescribed Event (as defined in the SID).

For purposes of the SID, a “SMX Prescribed Event” means, subject to certain exceptions, any of the following events: (a) SMX converts all or any of its shares into a larger or smaller number of shares; (b) SMX or any of its subsidiaries (other than a wholly owned subsidiary) resolves to reduce its share capital in any way or resolves to reclassify, combine, split or redeem or repurchase directly or indirectly any of its shares; (c) SMX or any of its subsidiaries (other than a wholly owned subsidiary) repurchases, redeems or otherwise acquires any shares of capital stock of SMX, or agrees to enter into a buy-back agreement or resolves to approve the terms of a buy-back agreement under the Corporations Act; (d) SMX makes or declares, or announces an intention to make or declare, any distribution; (e) SMX or any of its subsidiaries issues shares, grants an option over its shares or agrees to make an issue of or grant an option over shares, (f) SMX or any of its subsidiaries issues or agrees to issue securities or other instruments convertible into shares in each case to a person that is not SMX or a wholly owned subsidiary of SMX; (g) SMX or any non-wholly owned subsidiary of SMX adopts a new constitution or modifies or repeals its constitution or a provision of it; (h) SMX or any of its subsidiaries acquires or disposes of, agrees to acquire or dispose of or offers, proposes, announces a bid or tenders for any business, entity or undertaking or assets (other than, in the case of assets, in the ordinary course of business consistent with past practice and which would not be material to SMX or its subsidiaries in the aggregate); (i) SMX or any of its subsidiaries creates, or agrees to create, any encumbrance over or declares itself the trustee of all or a material part of SMX or its subsidiaries’ business or property; (j) SMX or any of its subsidiaries merges or consolidates with any other person (other than a wholly owned subsidiary of SMX) or restructures, reorganizes or completely or partially liquidates or dissolves; or (k) SMX or any of its subsidiaries becomes insolvent.

The above covenants are incorporated by reference into the BCA.

Conduct of Business by Lionheart pending the Merger

Under the SID, Lionheart will take all reasonable steps to implement the Schemes in accordance with the SID as soon as reasonably practicable, including: (i) appointing an investigating accountant, (ii) assisting with the Scheme Booklet and Court documents and (iii) providing assistance, as requested, by the independent expert.

Under the SID, from the date of signing of the SID to the Implementation Date (as defined in the SID), except with the prior written approval of SMX (not to be unreasonably withheld, delayed or conditioned), and subject to certain exceptions, Lionheart will use reasonable best efforts to ensure that Lionheart (and its subsidiaries):

•	maintains the condition of its business and material assets in all material respects;

•	keeps available the services of its key officers and key employees; and

•	preserves its material relationships with customers, suppliers, licensors, licensees, joint venturers and others with whom it has business dealings in all material respects.

Under the SID, from the date of signing of the SID to the Implementation Date (as defined in the SID), except with the prior written approval of SMX (not to be unreasonably withheld or delayed), Lionheart will not, and will also cause its subsidiaries not to, subject to certain exceptions, take any action that would give rise to any Lionheart Prescribed Event (as defined in the SID).

For purposes of the SID, a “Lionheart Prescribed Event” means any of the following events: (a) Lionheart converts all or any of its shares into a larger or smaller number of shares, other than pursuant to the terms of Lionheart’s certificate of incorporation; (b) Lionheart or any of its subsidiaries (other than a wholly owned subsidiary) resolves to reduce its share capital in any way or resolves to reclassify, combine or split directly or indirectly any of its shares, other than pursuant to the terms of Lionheart’s certificate of incorporation; (c) Lionheart or any of its subsidiaries (other than a wholly owned subsidiary) repurchases, redeems or otherwise acquires any shares of capital stock of Lionheart, or agrees to do any of the foregoing; (d) Lionheart or any of its subsidiaries issues or agrees to issue Lionheart shares, or other instruments convertible into Lionheart shares; (e) Lionheart makes or declares, or announces an intention to make or declare, any distribution; (f) Lionheart adopts a new charter or modifies or repeals its charter or a provision of it, in each case in a manner that would materially and adversely impact the rights of the SMX Shareholders or would prevent, materially delay or materially impair the ability of the parties to perform their obligations under the SID or to consummate the Schemes or the Transactions; (g) Lionheart or any of its subsidiaries undertakes or agrees to undertake a Lionheart Competing Transaction; or (h) Lionheart or any of its Related Bodies Corporate (as defined in the Corporations Act) becomes insolvent.

The above covenants are incorporated by reference into the BCA.

Registration Statement and Lionheart Shareholder Meeting

Under the SID, as soon as reasonably practicable after the date of the SID, Parent will prepare and file a registration statement with the SEC and will use reasonable best efforts to make the filing as promptly as practicable but in any event no later than 25 business days after the date of the SID. Parent will (i) include a statement by the Lionheart Board recommending that Lionheart shareholders vote in favor of the Proposals, (ii) consult with Lionheart with respect to the registration statement, (iii) promptly respond to the SEC and keep Lionheart informed of any matters raised by the SEC and (iv) use reasonable best efforts to have the registration statement declared effective as promptly as practicable after its initial filing. Lionheart and SMX will furnish all information required to be included in the registration statement and will promptly notify the other parties if a party discovers that any information relating to Lionheart or SMX contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made in the registration statement not misleading. Lionheart will (i) file the proxy statement with the SEC in definitive form and mail the proxy statement to the Lionheart shareholders, (ii) convene the Lionheart shareholder meeting no later than 30 business days after the later of the date on which Lionheart learns that the SEC has no further comments on the registration statement and the date of effectiveness of the registration statement and (iii) not propose any matters to be voted on at the Lionheart shareholder meeting other than the matters contemplated by the Proposals (and any matters of procedure to be voted on by the Lionheart shareholders in connection therewith).

The above covenants are incorporated by reference into the BCA.

Trust Account

Under the BCA, Lionheart, Parent and Merger Sub agree not to make any claims against Lionheart’s Trust Account. At least seventy-two (72) hours prior to the Closing, Lionheart will provide notice to the trustee in accordance with the Investment Management Trust Agreement and deliver any documents, opinions or notices required to be delivered to the trustee. Trustee will transfer all funds held in the Trust Account to Lionheart and terminate the Trust Account. The liabilities and obligations of Lionheart incurred at or prior to the Closing will be paid, including all amounts payable (a) to stockholders of Lionheart who shall have exercised their redemption rights, (b) with respect to filings, applications and/or other actions taken pursuant to the BCA, (c) to the trustee for fees and costs incurred in accordance with the Investment Management Trust Agreement, and (d) to third parties (e.g., professionals, printers, etc.) who have rendered services to Lionheart in connection with the Transactions.

Exclusivity

Under the SID, during the period from and including the date of the SID to the earlier of (i) the Implementation Date (as defined in the SID) and (ii) the termination of the SID (the “Exclusivity Period”), each of SMX and Lionheart will ensure that neither it nor or any of its representatives, and SMX will ensure that neither Parent nor any of Parent’s representatives, directly or indirectly (a) solicits, invites, facilitates, encourages or initiates any enquiries, negotiations or discussions or communicates any intention to do any of these things, with a view to obtaining any offer, proposal or expression of interest from any person in the case of SMX or Parent, in relation to an SMX Competing Transaction and in the case of Lionheart, a Lionheart Competing Transaction, (b) negotiates or enters into negotiations or discussions regarding or participates in negotiations or discussions with any other person regarding, in the case of SMX or Parent any SMX Competing Transaction and in the case of Lionheart any Lionheart Competing Transaction or (c) enables any other person other than its representative to undertake due diligence investigations or permits any other person other than its representatives to receive any non-public information in connection with formulating, developing or finalizing, or assisting in the formulation, development or finalization of, in the case of SMX or Parent, any SMX Competing Transaction or in the case of Lionheart, any Lionheart Competing Transaction.

During the Exclusivity Period, SMX and Lionheart will promptly (and in any event within 24 hours) inform the other party if it or its representatives (a) receives any approach with respect to in the case of SMX or Parent, any SMX Competing Transaction and in the case of Lionheart, any Lionheart Competing Transaction, (b) receives any request for information for access to any non-public information in connection with, in the case of SMX or Parent, a current or future SMX Competing Transaction or in the case of Lionheart, a current or future Lionheart Competing Transaction or (c) provides any information to any person in connection with or for the purposes of, in the case of SMX or Parent, a current or future SMX Competing Transaction or in the case of Lionheart, a current or future Lionheart Competing Transaction.Except as provided for in the SID (including a customary requirement and procedures to offer Lionheart an opportunity to match), during the Exclusivity Period, SMX (a) will not enter into any agreement, arrangement or understanding pursuant to which a third party or SMX or Parent proposes to undertake or give effect to an actual, proposed or potential SMX Competing Transaction and (b) will procure that the SMX Board does not change its recommendation in favor of the Capital Reduction and Scheme to publicly recommend an actual, proposed or potential SMX Competing Transaction,

The above covenants are incorporated by reference into the BCA.

Nasdaq Listing

Under the BCA, (i) the parties shall use reasonable best efforts to ensure that Lionheart remains listed as a public company on, and for Lionheart Class A common shares to be tradable over, Nasdaq through the SPAC Merger Effective Time (as defined in the BCA), (ii) the parties shall use reasonable best efforts to have Parent Shares and Parent Warrants listed on Nasdaq as of the Closing and (iii) Lionheart and Parent shall take all necessary and required action so that Parent is only deemed a Relevant Company (as defined by the Irish Takeover Rules) and listed on Nasdaq simultaneously with the issuance of the Parent Shares and Parent Warrants pursuant to the Merger.

Directors’ and Officers’ Indemnification and Insurance

Under the BCA, the parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of Lionheart and certain other persons, in each case, as provided for in Lionheart’s organizational documents or under an indemnification agreement will survive the Closing and continue in full force and effect in accordance with their respective terms. For a period of six (6) years after the Closing, Lionheart and Parent will ensure that the organizational documents of Lionheart and its subsidiaries contain provisions no less favorable than those set forth as of the signing of the BCA with respect to exculpation and indemnification of and advancement of expenses to such persons regarding matters involving actual or alleged pre-Closing acts, errors, or omissions. Lionheart is permitted to obtain a a “tail” insurance policy that provides coverage for up to a six-year period from and after the Closing for events occurring prior to the Closing.

Under the SID, for a period of seven (7) years from the Implementation Date (as defined in the SID), Parent will (i) ensure that the constitutions of SMX and its subsidiaries continue to contain rules no less favorable than those set forth as of the signing of the SID that provide for indemnification of each of its directors and officers against any liability incurred by that person in his or her capacity as a director or officer of the applicable company and (ii) procure that SMX and its subsidiaries comply with any deeds of indemnity, access and insurance entered into by them in favor of their respective directors and officers. At or prior to the Implementation Date (as defined in the SID), SMX will purchase a seven-year prepaid “run-off” directors’ and officers’ liability insurance policy on terms and conditions providing coverage retentions, limits and other material terms (including in relation to deductibles) substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by SMX and its subsidiaries with respect to matters arising at or prior to the Implementation Date (as defined in the SID). In connection with obtaining the D&O run-off policy, SMX will consult in good faith with Lionheart regarding the proposed terms of the policy and permit Lionheart to participate in all negotiations over such terms. The above covenants are incorporated by reference into the BCA.

Other Covenants and Agreements

The BCA and/or SID contain other covenants and agreements, including, among others, covenants related to:

•	Promptly making necessary filings, and providing reasonable assistance, in connection with obtaining relevant regulatory approvals;

•	SMX delivering to Lionheart certain financial information and unaudited financial statements;

•	the parties using reasonable best efforts and committing necessary resources;

•	access to certain people and information;

•	confidentiality and publicity relating to the BCA and SID and transactions contemplated by the BCA and SID; and

•	adoption of an equity incentive plan.

Conditions to Closing the Business Combination

Conditions to the Obligations of Each Party

The obligations of SMX, Lionheart, Parent and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of certain condition precedents of the SID.

Conditions to the Obligations of Lionheart

The obligations of the Company to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of additional conditions, including:

•	certain conditions precedent of the SID;

•	the Scheme and the Option Scheme becoming effective;

•	the Company, Parent and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the BCA;

•	delivery of certain certificates required by the SID;

•	delivery of the Registration Rights Agreement, Lock-up Agreement and Voting Agreement, each duly executed by Parent and certain shareholders of Parent;

•	stockholder approval of the Proposals described above; and

•	certain employment and consulting agreements shall not have been terminated.

Conditions to the Obligations of SMX

The obligations of SMX, Parent and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver (where permissible) of additional conditions, including:

•	certain conditions precedent of the SID;

•	the Company having performed or complied in all material respects with all other agreements and covenants required by the BCA;

•	delivery of certain certificates required by the SID;

•	delivery of resignation letters from the officers and directors of the Company;

•	delivery of the Registration Rights Agreement, Lock-up Agreement and Voting Agreement, each duly executed by certain shareholders of Parent; and

•	approval of the stockholders of Parent and Merger Sub, approving the BCA and the Business Combination.

Conditions to the Closing the Scheme and Option Scheme

The obligations of the parties to consummate the Scheme and Option Scheme are subject to the satisfaction or waiver (where permissible) of certain condition precedents, including:

Certain Conditions Which Cannot be Waived

•	approval by the SMX shareholders, approving the Scheme and the Capital Reduction;

•	approval by the SMX option holders, approving the Option Scheme;

•	approval by the Court, approving the Scheme and Option Scheme; and

•

approval by the board of directors of Parent, approving the issuance of the Parent Shares to be issued as Scheme Consideration and the issuance of the Parent Shares to be issued as Cancellation Consideration.

Certain Conditions for the Benefit of the Company and SMX

•

the Company and SMX shall have obtained all material regulatory approvals which the Company and SMX agree are necessary or desirable to implement the Scheme, the Option Scheme and the Business Combination;

•

no order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or governmental authority in effect, imposing a legal restraint or prohibition preventing the Scheme, Option Scheme or the Business Combination;

•	the Parent Shares and the Parent Warrants have been approved for quotation on NASDAQ, subject only to official notice of issuance;

•	the Company and SMX shall have collectively at least US$5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act);

•

Parent shall be reasonably expected to have, immediately following the Implementation Date (as defined in the SID) at least US$5,000,001 of net tangible asset (as determined in accordance with 3a51-1(g)(1) of the Exchange Act) assuming certain redemptions as described in the SID;

•

entry by Parent into a composition agreement with the Revenue Commissioners of Ireland and a special eligibility agreement for Securities with the Depository Trust Company in respect of the Parent Shares and Parent Warrants;

•	evidence that Parent qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Exchange Act; and

•	in the case of the Option Scheme, the Scheme becoming effective.

Certain Conditions for the Benefit of the Company

•	the registration statement being declared effective;

•	approval by Company stockholders of the Proposals described above;

•	SMX, SMX’s subsidiaries and Parent having performed or complied in all material respects with the obligations, covenants, and agreements required to be performed or complied with by the SID;

•	the accuracy of certain representations and warranties of SMX and Parent, subject to the materiality standards provided in the SID;

•	no SMX Material Adverse Effect or SMX Prescribed Event (each, as defined in the SID) has occurred;

•	delivery of certain transaction documents referenced in the BCA;

•	compliance with obligations relating to certain options and convertible notes as described in the SID; and

•	certain employment and consulting agreements shall not have been terminated.

Certain Conditions for the Benefit of SMX

•	issuance of an independent expert’s report concluding that the Capital Reduction and Scheme are in the best interests of SMX shareholders;

•	the Company and its subsidiaries having performed or complied in all material respects with the obligations, covenants, and agreements required to be performed or complied with by the SID;

•	the accuracy of certain representations and warranties of the Company, subject to the materiality standards provided in the SID;

•	no Lionheart Material Adverse Effect or Lionheart Prescribed Event (each, as defined in the SID) has occurred; and

•	delivery of certain transaction documents referenced in the BCA.

Termination of the Business Combination Agreement

The BCA may be terminated under certain customary and limited circumstances prior to the Second Court Date, including (a) by mutual written consent of Lionheart and SMX, (b) by either Lionheart or SMX if the Effective Date has not occurred prior to the End Date, (c) by either Lionheart or SMX, as applicable, in each instance that a party is entitled to terminate the SID that is not otherwise addressed in the BCA, (d) by either Lionheart or SMX if Lionheart fails to obtain approval of certain proposals to be set forth in the Proxy Statement/Prospectus, (e) by either Lionheart or SMX if the SID has been terminated in accordance with its terms, (f) by Lionheart if SMX, Parent or Merger Sub has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by SMX, Parent or Merger Sub, Lionheart may not terminate the BCA pursuant to this provision for so long as SMX, Parent or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by Lionheart to SMX and the End Date) or (g) by SMX if Lionheart has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by Lionheart, SMX may not terminate the BCA pursuant to this provision for so long as Lionheart continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by SMX to Lionheart and the End Date).

Termination of the SID

The SID may be terminated under certain customary and limited circumstances prior to 8:00am on the Second Court Date (as defined in the SID), including: (a) by either party if the Scheme has not become Effective (as defined in the SID) on or before May 8, 2023 (the “End Date”); (b) by Lionheart if at any time prior to 8:00am on the Second Court Date any member of the SMX Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of the transaction or otherwise makes a public statement indicating that such director no longer supports the transaction or (ii) recommends, supports or endorses a SMX Competing Transaction, (c) by SMX if at any time prior to 8:00am on the Second Court Date any member of the Lionheart Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of certain proposals or otherwise makes a public statement indicating that such director no longer supports such proposals or (ii) recommends, supports or endorses a Lionheart Competing Transaction, (c) by Lionheart or SMX, on or prior to the Second Court Date, if the other party is in material breach of a term of the SID (other than a representation and warranty not being true) and such breach continues to exist 30 business days (or any shorter period ending on the Second Court Date) after notice thereof, (e) by SMX at any time prior to 8:00am on the Second Court Date if the SMX Board of Directors determinates, after giving effect to matching rights of Lionheart, that an SMX Competing Transaction is a SMX Superior Proposal (as defined in the SID), (f) under certain circumstances, when a condition to closing (including a condition regarding accuracy of each of SMX’s and Lionheart’s representations and warranties and the condition relating to approval of Lionheart stockholders ) is not satisfied, (h) if agreed in writing by Lionheart and SMX, and (g) if the BCA is terminated in accordance with its terms.

Other Agreements Related to the Business Combination Agreement

Lock-up Agreements

Prior to the Second Court Date, certain shareholders will enter into lock-up agreements (each, a “Lock-up Agreement”) with the Parent pursuant to which, among other things, such shareholders will agree not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Parent Shares beneficially owned by such shareholders immediately following the closing (the “Lock-Up”), other than Parent Shares transferred to a pledgee pursuant to a bona fide pledge after a default in an obligation secured by the pledge. Certain directors and officers of SMX and Lionheart will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) fourteen months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property, provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares that are subject to the Lock-Up will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date. Lionheart Equities, LLC, Lionheart’s sponsor, and its members (other than those members who enter into the fourteen month Lock-up Agreement referenced above) will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) six months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date. The form of Lock-up Agreement is attached to this proxy statement as Annex G.

Amended and Restated Sponsor Agreement

Lionheart entered into an amended and restated Sponsor Agreement (the “A&R Sponsor Agreement”) with Lionheart Equities, LLC (the “Sponsor”) and certain directors and officers of Lionheart (the “Insiders”) pursuant to which the Sponsor and Insiders have agreed to take, or not take, certain actions, including: (a) to vote any shares of common stock of Lionheart owned by it, him or her (all such shares of common stock, the “Covered Shares”) in favor of the Business Combination and each other related proposal related at the Lionheart stockholder meeting and any other special meeting of Lionheart’s stockholders called for the purpose of soliciting the approval of Lionheart’s stockholders in connection with the consummation of the Business Combination; (b) to vote the Covered Shares owned by it, him or her against any Lionheart Competing Transaction or change in the capitalization of Lionheart except as contemplated by the BCA and the SID, and (c) not redeem any Covered Shares owned by it, him or her for redemption in connection with such shareholder approval. The A&R Sponsor Agreement is attached to this proxy statement as Annex D.

Registration Rights Agreement

The BCA and the SID contemplates that, prior to the Second Court Date, the Parent, the Sponsor, certain Lionheart stockholders, and certain SMX shareholders will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) pursuant to which, among other things, the Parent will agree to undertake certain shelf registration obligations in accordance with the Securities Act, and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents. The A&R Registration Rights Agreement is attached to this proxy statement as Annex E.

Voting Agreement

Prior to the Second Court Date, the Parent and the Shareholders (as defined in the Voting Agreement) will enter into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, during the Term (as defined in the Voting Agreement) the Parent and the Shareholders have agreed to take all such action within its power as may be necessary or appropriate (including the Parent nominating or appointing certain persons and the Shareholders voting or providing a written consent or proxy, if applicable, in each case with respect to ordinary shares of the Parent) such that the board of directors of the Parent (a) consists of seven (7) members as set forth in the Voting Agreement and (b) is divided into three classes of directors, with each class serving for staggered three year terms. The Voting Agreement also provides for certain board observer rights and director indemnification obligations. The Voting Agreement is attached to this proxy statement as Annex F.

PIPE Subscription Agreements

We are actively pursuing to enter into the Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors will agree to subscribe for and purchase, and we will agree to issue and sell to such PIPE Investors, prior to or substantially concurrently with the closing of the Business Combination, up to $25 million in securities of the Company. The securities to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof. Currently, we have not confirmed whether the Sponsor, directors, officers or their affiliates will participate in the PIPE Financing nor are aware of any material differences in the terms and price of securities issued at the time of the IPO and the securities to be issued in connection with the PIPE financing at this time.

The closing of any PIPE Financing will be subject to customary conditions for a financing of this nature, including the substantially concurrent consummation of the Business Combination. The Subscription Agreements are expected to provide that the Company will grant the PIPE Investors customary registration rights with respect to any securities issued to such investors in connection with any PIPE Financing following the Closing.

2022 Incentive Equity Plan

Prior to the effectiveness of the registration statement, Parent’s board of directors and its shareholders will approve and adopt the SMX Public Limited Company 2022 Incentive Equity Plan (the “2022 Incentive Equity Plan”) which will reserve for grant a number of Parent Shares equal to 15% of the number of issued and outstanding Parent Shares immediately after the closing of the Business Combination. Additionally, pursuant to the 2022 Incentive Equity Plan, the Parent Shares reserved for issuance thereunder will automatically increase annually by 5% on the first day of each fiscal year beginning with the 2023 fiscal year. The 2022 Incentive Equity Plan is attached to this proxy statement as Annex J.

Amendment; Waiver and Extension of the Business Combination Agreement

No provision of the BCA may be amended, except in writing signed by each party. No provision of the BCA can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only to the specific matter in which such waiver shall have been given.

Amendment; Waiver and Extension of the Scheme Implementation Deed

No provision of the SID or the Scheme may be amended, except in writing signed by Lionheart, Parent and SMX. No provision of the Option Scheme may be amended, except in writing signed by Lionheart and SMX. No provision of the SID can be waived, except in writing signed by the party to be bound, and any such waiver shall apply only to the specific matter in which such waiver shall have been given. Certain conditions precedent to the Scheme and the Option Scheme, such as the approval by the SMX Shareholders and SMX Optionholders of the Scheme and Option Scheme respectively, and the Court approving the Scheme and Option Scheme, cannot be waived.

Expenses

Except as otherwise provided in the BCA, each party bears its own expenses incurred in connection with the BCA and the transactions contemplated therein; provided that Lionheart will be solely responsible for all SEC and other U.S. regulatory filing or approval fees incurred in connection with the Transactions, including filings fees related to this registration statement, and filing fees and other approval fees or costs from Nasdaq in connection with the Transactions. For the avoidance of doubt, if the BCA is terminated, (x) SMX will pay unpaid (i) fees and disbursements of outside counsel to SMX, Parent and Merger Sub incurred in connection with the Transactions, and (ii) fees and expenses of any other agent, advisor, consultant, expert, financial advisor and other service providers engaged by SMX, Parent and Merger Sub, and (y) Lionheart will pay all unpaid all fees and expenses incurred in connection with, or otherwise related to, the Transactions, the negotiation and preparation of the BCA and transactions contemplated thereby, including the fees, expenses and disbursements of legal counsel, auditors, accountants and notaries; due diligence expenses; advisory and consulting fees (including financial advisors) and expenses and other third-party fees, in each case of Lionheart.

If the Closing occurs, on the Closing Date following the Closing (x) SMX will pay all unpaid (i) fees and disbursements of outside counsel to SMX, Parent and Merger Sub incurred in connection with the Transactions, and (ii) fees and expenses of any other agent, advisor, consultant, expert, financial advisor and other service providers engaged by SMX, Parent and Merger Sub, and (y) Lionheart will pay all unpaid fees and expenses incurred in connection with, or otherwise related to, the Transactions, the negotiation and preparation of the BCA and transactions contemplated thereby, including the fees, expenses and disbursements of legal counsel, auditors, accountants and notaries; due diligence expenses; advisory and consulting fees (including financial advisors) and expenses and other third-party fees, in each case of Lionheart.

Under the SID, Lionheart agrees to pay or reimburse all stamp duty, registration fees and similar taxes payable or assessed as being payable in connection with the SID, the Scheme or any transfer of the SMX Shares in connection with the Scheme.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Material U.S. Federal Tax Considerations

This section describes the material U.S. federal income tax considerations for beneficial owners of Company Public Shares and Company Public Warrants (collectively, the “Lionheart Securities”) (i) electing to have their Company Public Shares redeemed for cash if the Business Combination is completed, (ii) of the Business Combination and (iii) of the ownership and disposition of Parent Shares and Parent Warrants acquired pursuant to the Business Combination. This discussion applies only to Lionheart Securities, Parent Shares and Parent Warrants held as capital assets for U.S. federal income tax purposes (generally, property held for investment) and does not discuss all aspects of U.S. federal income taxation that might be relevant to holders in light of their particular circumstances or status, including alternative minimum tax and Medicare contribution tax consequences, or holders who are subject to special rules, including:

•	brokers, dealers and other investors that do not own their Lionheart Securities, Parent Shares or Parent Warrants as capital assets;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts;

•	banks or other financial institutions, underwriters, insurance companies, real estate investment trusts or regulated investment companies;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that own (directly, indirectly, or by attribution) 5% or more (by vote or value) of the Company Public Shares or, following the Business Combination, the Parent Shares;

•	partnerships or other pass-through entities for U.S. federal income tax purposes, or beneficial owners of partnerships or other pass-through entities;

•

persons holding Lionheart Securities, Parent Shares or Parent Warrants as part of a straddle, hedging or conversion transaction, constructive sale, or other arrangement involving more than one position;

•

persons required to accelerate the recognition of any item of gross income with respect to Lionheart Securities, Parent Shares or Parent Warrants as a result of such income being recognized on an applicable financial statement;

•	persons whose functional currency is not the U.S. dollar;

•	persons that received Lionheart Securities, Parent Shares or Parent Warrants as compensation for services; or

•	controlled foreign corporations or passive foreign investment companies.

This discussion is based on the Code, its legislative history, existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”), published rulings by the IRS and court decisions, all as of the date hereof. These laws are subject to change, possibly on a retroactive basis. This discussion is necessarily general and does not address all aspects of U.S. federal income taxation, including the effect of the U.S. federal alternative minimum tax, or U.S. federal estate and gift tax, or any state, local or non-U.S. tax laws to a holder of Lionheart Securities, Parent Shares or Parent Warrants. We have not and do not intend to seek any rulings from the IRS regarding the Business Combination. Additionally, we have not sought, and will not seek, an opinion of counsel, and the completion of the Business Combination is not conditioned on the receipt of an IRS ruling or opinion of counsel. There is no assurance that the IRS will not take positions concerning the tax consequences of the Business Combination that are different from those discussed below, or that any such different positions would not be sustained by a court.

Except as specifically provided in the section titled “— Non-U.S. Holders” below, the discussion below applies only to U.S. holders. For purposes of this discussion, a U.S. holder means a beneficial owner of Lionheart Securities, Parent Shares or Parent Warrants that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (2) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Holders who are not U.S. holders should consult with their own tax advisors regarding the U.S. federal income tax consequences of exercising redemption rights, of the Business Combination, and of holding Parent securities, including U.S. federal withholding tax that may be imposed on any amounts received on a redemption of Company Public Shares that are characterized as dividends for U.S. federal income tax purposes and the consequences of holding Lionheart Securities or Parent securities for non-U.S. holders who are engaged in a trade or business within the United States.

ALL HOLDERS OF LIONHEART SECURITIES SHOULD CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM OF THE BUSINESS COMBINATION AND CONSIDERATIONS RELATING TO THE OWNERSHIP AND DISPOSITION OF PARENT SHARES AND PARENT WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Federal Income Tax Treatment of Parent

A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation. Accordingly, under the generally applicable U.S. federal income tax rules, Parent, which is organized under the laws of Ireland, would be classified as a non-U.S. corporation (and, therefore, not a U.S. tax resident) for U.S. federal income tax purposes. Section 7874 of the Code provides an exception to this general rule (more fully discussed below), under which a non-U.S. incorporated entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes. These rules are complex and there is limited guidance regarding their application.

Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions are met: (i) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation (including through the acquisition of all of the outstanding shares of the U.S. corporation); (ii) the non-U.S. corporation’s “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation’s country of organization or incorporation and tax residence relative to the expanded affiliated group’s worldwide activities (this test is referred to as the “substantial business activities test”); and (iii) subject to the Third Country Rule discussed below, after the acquisition, the former stockholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation’s shares in exchange for the U.S. corporation’s shares) as determined for purposes of Section 7874 (this test is referred to as the “Ownership Test”).

For purposes of Section 7874, the first condition described above will be met with respect to the Business Combination because Parent will acquire indirectly all of the assets of Lionheart through the Business

Combination, and Parent, including its “expanded affiliated group,” is not expected to satisfy the substantial business activities test upon consummation of the Business Combination. As a result, whether Section 7874 will apply to cause Parent to be treated as a U.S. corporation for U.S. federal income tax purposes following the Business Combination should depend on the satisfaction of the Ownership Test.

Based upon the terms of the Business Combination, the rules for determining share ownership under Section 7874 and the Treasury Regulations promulgated thereunder, and certain factual assumptions, Lionheart and Parent currently expect that the Section 7874 ownership percentage of the Lionheart stockholders in Parent should be less than 80%.

Even so, Treasury Regulations promulgated under Section 7874 include a rule that generally provides that, if (i) there is an acquisition of a U.S. corporation by a non-U.S. corporation in which the Section 7874 ownership percentage is at least 60% (without the application of the Third Party Rule, as defined below), and (ii) in a related acquisition, the non-U.S. corporation acquires another non-U.S. corporation and the acquiring non-U.S. corporation is not subject to tax as a resident in the foreign country in which the acquired non-U.S. corporation was subject to tax as a resident prior to the acquisition, then stock of the acquiring non-U.S. corporation held by former stockholders of the acquired non-U.S. corporation by reason of having held stock in the acquired non-U.S. corporation is excluded in applying the Ownership Test. This rule is referred to herein as the “Third Country Rule.” If applicable, the Third Country Rule increases the Section 7874 ownership percentage and generally results in the acquiring non-U.S. corporation meeting the Ownership Test.

Because Parent is acquiring SMX as part of the Business Combination, and SMX is not subject to tax as a resident of Ireland (the country in which Parent is subject to tax as a resident), the stock of Parent held by former SMX shareholders by reason of having held stock in SMX is excluded from applying the Ownership Test, the Third Country Rule could apply to the Business Combination if the Section 7874 ownership percentage of Lionheart stockholders in Parent were at least 60%. Based upon the terms of the Business Combination, the rules for determining share ownership under Section 7874 and the Treasury Regulations promulgated thereunder, and certain factual assumptions, Lionheart and Parent currently expect that the Section 7874 ownership percentage of the Lionheart stockholders in Parent should be less than 60%.

Accordingly, Parent is not expected to be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874. However, whether the Ownership Test has been satisfied must be finally determined after completion of the Business Combination, by which time there could be adverse changes to the relevant facts and circumstances. Further, for purposes of determining the ownership percentage of former Lionheart stockholders for purposes of Section 7874, former Lionheart stockholders will be deemed to own an amount of Parent Shares in respect to certain redemptions by Lionheart prior to the Business Combination. In addition, as discussed above, the rules for determining ownership under Section 7874 are complex, unclear and the subject of ongoing regulatory change. Accordingly, there can be no assurance that the IRS would not assert a contrary position to those described above or that such an assertion would not be sustained by a court.

If Parent were to be treated as a U.S. corporation for U.S. federal income tax purposes, it could be subject to substantial liability for additional U.S. income taxes, and the gross amount of any dividend payments to its non-U.S. holders could be subject to 30% U.S. withholding tax, depending on the application of any income tax treaty that might apply to reduce the withholding tax.

The remainder of this discussion assumes that Parent will not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874.

The Business Combination

Qualification of the Business Combination as a Reorganization

The Business Combination has been structured to qualify as a reorganization under Section 368(a) of the Code (a “Reorganization”) and the parties to the Business Combination Agreement adopted the agreement as a

“plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). In order for the Business Combination to so qualify, among other requirements, it is necessary that Parent either (i) continue Lionheart’s historic business or (ii) use a significant portion of Lionheart’s historic business assets in a business. There is no authority applying this test to the acquisition of a blank check company in a transaction comparable to the Business Combination. Consequently, it is unclear under applicable law whether Lionheart’s operations and assets acquired in the Business Combination will qualify as a historic business or historic business assets for this purpose. If they do not so qualify, the Business Combination will not qualify as a Reorganization. Additionally, in order for the Business Combination to qualify as a Reorganization, it is necessary that a substantial part of the value of the proprietary interests in Lionheart be preserved in the Business Combination. It is unclear whether Redemption Rights will be exercised by Company Public Stockholders to a degree that will prevent a substantial part of the value of the propriety interests in Lionheart from being preserved for this purpose. If it is not so preserved, then the Business Combination would not qualify as a Reorganization.

Neither Parent, Lionheart, nor any other party to the Business Combination Agreement makes any representations or provides any assurances regarding the qualification of the Business Combination as a Reorganization. Furthermore, because of the legal and factual uncertainties described above, no opinion of counsel has or will be provided regarding the qualification of the Business Combination as a Reorganization and neither Lionheart nor Parent intends to file the statement described in Treasury Regulations Section 1.368-3(a), reporting the Merger as a reorganization.

In the event that the Business Combination does not meet the requirements of a Reorganization, the Business Combination has been structured to qualify, and in the opinion of our counsel will qualify, as a transaction described in Section 351(a) of the Code.

IN LIGHT OF THE FOREGOING AND BECAUSE THE FOLLOWING DISCUSSION IS INTENDED AS A GENERAL SUMMARY ONLY, EACH HOLDER OF LIONHEART SECURITIES IS URGED TO CONSULT SUCH HOLDER’S OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE BUSINESS COMBINATION AND OF HOLDING PARENT SHARES OR PARENT WARRANTS, INCLUDING STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, AND ANY TAX REPORTING REQUIREMENTS OF THE BUSINESS COMBINATION AND ANY RELATED TRANSACTIONS IN LIGHT OF SUCH HOLDER’S OWN TAX SITUATION.

Consequences if the Business Combination Qualifies as a Reorganization

If the Business Combination qualifies as a Reorganization, subject to the discussion regarding the application of Section 367 of the Code to the Business Combination below, the U.S. federal income tax consequences of the Business Combination would generally be as follows: (i) a U.S. Holder of Company Public Shares who receives Parent Shares in exchange for his or her Company Public Shares would not recognize gain or loss in respect of such exchange; (ii) a U.S. Holder of Company Public Warrants whose Company Public Warrants are assumed by Parent would not recognize gain or loss in respect of such assumptions; (iii) the aggregate tax basis of the Parent shares or warrants that are received in the Business Combination by each U.S. Holder would be equal to the aggregate tax basis of the Lionheart shares or warrants surrendered in exchange for such Parent shares or warrants; and (iv) the holding period for the Parent shares or warrants received in the Business Combination would include the period during which the Lionheart shares or warrants surrendered in exchange for such Parent shares or warrants were held, provided that such Parent share or warrants were held as capital assets at the time of the Business Combination.

Notwithstanding the foregoing, for the reasons described below relating to Parent’s status as a foreign corporation and the application of Section 367 of the Code, even if the Business Combination qualifies as a Reorganization, the Business Combination could still be taxable for U.S. federal income tax purposes. Because Parent is a foreign corporation, the additional requirements of Section 367(a) of the Code described below must be satisfied in order for the Business Combination to be tax-deferred for U.S. holders of Company Public Shares or Company Public Warrants.

Consequences if the Business Combination does not Qualify as a Reorganization

The Business Combination has been structured to qualify, and in the opinion of our counsel will qualify as a transaction described in Section 351(a) of the Code, subject to the discussion regarding the application of Section 367 of the Code to the Business Combination below, a U.S. holder that receives Parent Shares in exchange for Company Public Shares and whose Company Public Warrants automatically convert into a Parent Warrants should recognize gain (but not loss) in an amount equal to the lesser of: (i) the amount of gain realized by such holder (generally, the excess (if any) of (x) the sum of the fair market values of the Parent Shares and the Parent Warrants received by such holder over (y) such holder’s aggregate adjusted tax basis in the Company Public Shares and Purchaser Warrants exchanged therefor) and (ii) the fair market value of the Parent Warrants received by such holder in such exchange. To determine the amount of gain, if any, that such U.S. holder must recognize, the holder must compute the amount of gain or loss realized as a result of the Business Combination on a share-by-share and warrant-by-warrant basis by allocating the aggregate fair market value of: (i) the Parent Shares and (ii) the Parent Warrants received by such U.S. holder among the Company Public Shares and Company Public Warrants owned by such U.S. holder immediately prior to the Business Combination in proportion to their fair market values. Any loss realized by a U.S. holder would not be recognized. In this case, the holding period of the Parent Shares received in the Business Combination should include the holding period during which the Company Public Shares exchanged therefore were held by such U.S. holder, and the holding period of Parent Warrants received in the Business Combination should begin on the day after the Business Combination.

Notwithstanding the foregoing, for the reasons described below relating to Parent’s status as a foreign corporation and the application of Section 367 of the Code, the Business Combination could still be taxable for U.S. federal income tax purposes. Because Parent is a foreign corporation, the additional requirements of Section 367(a) of the Code described below must be satisfied in order for the Business Combination to be tax-deferred for U.S. holders of Company Public Shares or Company Public Warrants.

Section 367(a)

Section 367(a) of the Code and the Treasury Regulations promulgated thereunder, in certain circumstances described below, impose additional requirements for a U.S. holder to qualify for tax-deferred treatment with respect to the exchange of Company Public Shares and/or Company Public Warrants in the Business Combination.

Section 367(a) of the Code generally requires a U.S. holder of stock or warrants in a U.S. corporation to recognize gain (but not loss) when such stock or warrants are exchanged for stock or warrants of a non-U.S. corporation in an exchange that would otherwise qualify for tax-deferred treatment (such as pursuant to a reorganization under Section 368 of the Code or a transaction described in Section 351(a) of the Code) and any of the following is true: (i) the U.S. corporation fails to comply with certain reporting requirements; (ii) U.S. holders of stock or warrants of the acquired U.S. corporation receive more than 50% (by vote or value) of the stock or warrants of the non-U.S. corporation; (iii) U.S. persons that are officers, directors, or 5% or greater shareholders of the acquired U.S. corporation own more than 50% (by vote or value) of the stock or warrants of the non-U.S. corporation immediately after the acquisition; (iv) such U.S. holder is a 5% (by vote or value) or greater shareholder of the acquired U.S. corporation and fails to enter into a 5-year gain recognition agreement with the IRS to recognize gain with respect to the acquired U.S. corporation stock or warrants exchanged in the acquisition; or (v) the U.S. and non-U.S. corporations (and other relevant parties) fail to meet the “active trade or business test.” For purposes of the foregoing ownership percentage thresholds, certain constructive ownership rules apply that may treat a holder as owning stock that person does not directly own. A holder of an acquired U.S. corporation is presumed to be a U.S. person unless that person signs an ownership statement certifying certain information, including its residency. The “active trade or business test” generally requires (A) that the non-U.S. corporation (and its qualified subsidiaries) be engaged in an “active trade or business” outside of the U.S. for the 36-month period immediately before the exchange and that neither the transferors nor the non-U.S.

corporation has an intention to substantially dispose of or discontinue such trade or business, and (B) that the fair market value of the non-U.S. corporation be at least equal to the fair market value of the U.S. corporation, as specifically determined for purposes of Section 367 of the Code, as of the closing of the exchange (the “substantiality test”). For purposes of applying the substantiality test to the Business Combination, the fair market value of Lionheart generally will be deemed to include the value of any non-ordinary course distributions, as determined under applicable Treasury Regulations, made by Lionheart during the 36-month period ending on the closing of the Business Combination. Because of the inherently factual nature of these tests under the applicable Treasury Regulations, and the fact that these tests are generally applied based on the relevant facts at the time of, and following, the completion of the Business Combination, counsel is unable to opine on the application of Section 367(a) of the Code to the exchange by a U.S. holder of Company Public Shares and/or Company Public Warrants in the Business Combination.

To the extent that a U.S. holder of Company Public Shares and/or Company Public Warrants is required to recognize gain under Section 367(a) of the Code for any of the foregoing reasons, such U.S. holder generally would recognize gain, if any, (but not loss) in an amount equal to the excess of (i) the sum of the fair market value of the Parent Shares received and/or Parent Warrants deemed received by such U.S. holder, over (ii) such U.S. holder’s adjusted tax basis in the Company Public Shares exchanged and/or Company Public Warrants deemed exchanged therefore. Any such gain would generally be capital gain and would be long-term capital gain if the U.S. holder’s holding period for the Company Public Shares and/or Company Public Warrants was more than one year at the time of the Business Combination. It is unclear whether the redemption rights with respect to the Company Public Shares have suspended the applicable holding period for this purpose. The U.S. holder’s tax basis in the Parent Shares and/or Parent Warrants received in the exchange would be equal to the fair market value of such Parent Shares and/or Parent Warrants at the time of the Business Combination.

The rules dealing with Section 367(a) of the Code discussed above are very complex and are affected by various factors in addition to those described above. Accordingly, you are strongly urged to consult your own tax advisor concerning the application of these rules to your exchange of Company Public Shares and/or Company Public Warrants under your particular circumstances, including, if you believe you may be a 5% or greater shareholder and the possibility of entering into a “gain recognition agreement” under applicable Treasury Regulations.

Redemption of Company Public Shares

In the event that a U.S. holder of Company Public Shares exercises such holder’s right to have such holder’s Company Public Shares redeemed pursuant to the redemption provisions described herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of such stock pursuant to Section 302 of the Code or whether the U.S. holder will be treated as receiving a corporate distribution. Whether that redemption qualifies for sale treatment will depend largely on the total number of shares of Company Public Shares treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of, among other things, owning warrants) relative to all the shares of Company Public Shares both before and after the redemption. The redemption of stock generally will be treated as a sale of the stock (rather than as a corporate distribution) if the redemption is “substantially disproportionate” with respect to the U.S. holder, results in a “complete termination” of the U.S. holder’s interest in Lionheart or is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of Company Public Shares that are constructively owned by such U.S. holder. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which generally would include common stock that could be acquired pursuant to the exercise of the Company Public Warrants. In order to meet the substantially disproportionate test, the percentage of Lionheart’s outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Company Public Shares must, among other requirements, be less than 80% of the percentage of Lionheart’s outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either all the shares of Company Public Shares actually and constructively owned by the U.S. holder are redeemed or all the shares of Company Public Shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of the Company Public Shares will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in Lionheart. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in Lionheart will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of redemption.

If the redemption qualifies as a sale of stock by the U.S. holder under Section 302 of the Code, the U.S. holder generally will be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Company Public Shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A U.S. holder’s tax basis in such holder’s shares of Company Public Shares generally will equal the cost of such shares. A U.S. holder that purchased Lionheart Units would have been required to allocate the cost between the shares of Company Public Shares and the Company Public Warrants comprising the units based on their relative fair market values at the time of the purchase.

If the redemption does not qualify as a sale of stock under Section 302 of the Code, then the U.S. holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in such U.S. holder’s Company Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Company Public Shares. Special rules apply to dividends received by U.S. holders that are taxable corporations. After the application of the foregoing rules, any remaining tax basis of the U.S. holder in the redeemed Company Public Shares will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, to the basis of stock constructively owned by such holder if the stock actually owned by the holder is completely redeemed.

Additionally, as the result of recently enacted legislation, if the redemption were to occur after December 31, 2022, the Excise Tax may apply to the Business Combination which may have a material impact on a holder’s economic return. U.S. holders should consult their own tax advisors regarding the potential impact to them if such Excise Tax were to apply.

Distributions on Parent Shares

Subject to the discussion under the section entitled “— Passive Foreign Investment Company Rules” below, the gross amount of any distribution on Parent Shares that is made out of Parent’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) generally will be taxable to a U.S. holder as ordinary dividend income on the date such distribution is actually or constructively received. Any such dividends generally will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from other U.S. corporations. To the extent that the amount of the distribution exceeds Parent’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess amount will be treated first as a non-taxable return of capital to the extent of the U.S. holder’s tax basis in its Parent Shares, and thereafter as capital gain recognized on a sale or exchange.

Subject to the discussion under the section entitled “— Passive Foreign Investment Company Rules” below, dividends received by non-corporate U.S. holders (including individuals) from a “qualified foreign corporation” may be eligible for reduced rates of taxation, provided that certain holding period requirements and other conditions are satisfied. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation if it is eligible for the benefits of a comprehensive income tax treaty with the United States that meets certain requirements. There is currently an income tax treaty between the United States and Ireland. Notwithstanding, there can be no assurances that Parent will be eligible for benefits of an applicable comprehensive income tax treaty with the United States. A non-U.S. corporation is also treated as a qualified foreign corporation with respect to dividends it pays on shares that are readily tradable on an established securities market in the United States. U.S. Treasury guidance indicates that shares listed on Nasdaq (which Parent Shares are expected to be) will be considered readily tradable on an established securities market in the United States. There can be no assurance that Parent Shares will be considered readily tradable on an established securities market in future years. Non-corporate U.S. holders that do not meet a minimum holding period requirement during which they are not protected from the risk of loss or that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation regardless of Parent’s status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to the positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met. Parent will not constitute a qualified foreign corporation for purposes of these rules if it is a passive foreign investment company for the taxable year in which it pays a dividend or for the preceding taxable year. See the section entitled “— Passive Foreign Investment Company Rules” below.

Subject to certain conditions and limitations, withholding taxes, if any, on dividends paid by Parent may be treated as foreign taxes eligible for credit against a U.S. holder’s U.S. federal income tax liability under the U.S. foreign tax credit rules. For purposes of calculating the U.S. foreign tax credit, dividends paid on Parent Shares will generally be treated as income from sources outside the United States and will generally constitute passive category income. The rules governing the U.S. foreign tax credit are complex. U.S. holders should consult their own tax advisors regarding the availability of the U.S. foreign tax credit under particular circumstances.

Additionally, as the result of recently enacted legislation, if the redemption were to occur after December 31, 2022, the Excise Tax may apply to the Business Combination which may have a material impact on a holder’s economic return. U.S. holders should consult their own tax advisors regarding the potential impact to them if such Excise Tax were to apply.

Sale, Exchange, Redemption or Other Taxable Disposition of Parent Shares and Parent Warrants

Subject to the discussion under the section entitled “— Passive Foreign Investment Company Rules” below, a U.S. holder generally will recognize gain or loss on any sale, exchange, redemption or other taxable disposition of Parent Shares or Parent Warrants in an amount equal to the difference between (i) the amount realized on the disposition and (ii) such U.S. holder’s adjusted tax basis in such shares and/or warrants. Any gain or loss recognized by a U.S. holder on a taxable disposition of Parent Shares or Parent Warrants generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period in such shares and/or warrants exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains of non-corporate U.S. holders (including individuals). The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. holder on the sale or exchange of Parent Shares or Parent Warrants generally will be treated as U.S. source gain or loss.

Exercise or Lapse of a Parent Warrant

Except as discussed below with respect to the cashless exercise of a Parent Warrant, a U.S. holder generally will not recognize gain or loss upon the acquisition of a Parent Share on the exercise of a Parent Warrant for cash. A U.S. holder’s tax basis in Parent Shares received upon exercise of the Parent Warrant generally should be an amount equal to the sum of the U.S. holder’s tax basis in the Parent Warrant exchanged therefore and the exercise price. The U.S. holder’s holding period for a Parent Share received upon exercise of the Parent Warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the Parent Warrant and will not include the period during which the U.S. holder held the Parent Warrant. If a Parent Warrant is allowed to lapse unexercised, a U.S. holder generally will recognize a capital loss equal to such holder’s tax basis in the Parent Warrant.

The tax consequences of a cashless exercise of a Parent Warrant are not clear under current tax law. A cashless exercise may be tax-deferred, either because the exercise is not a gain realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either tax-deferred situation, a U.S. holder’s basis in the Parent Shares received would equal the holder’s basis in the Parent Warrants exercised therefore. If the cashless exercise were treated as not being a gain realization event, a U.S. holder’s holding period in the Parent Shares would be treated as commencing on the date following the date of exercise (or possibly the date of exercise) of the Parent Warrants. If the cashless exercise were treated as a recapitalization, the holding period of the Parent Shares would include the holding period of the Parent Warrants exercised therefore.

It is also possible that a cashless exercise of a Parent Warrant could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder would recognize gain or loss with respect to the portion of the exercised Parent Warrants treated as surrendered to pay the exercise price of the Parent Warrants (the “surrendered warrants”). The U.S. holder would recognize capital gain or loss with respect to the surrendered warrants in an amount generally equal to the difference between (i) the fair market value of the Parent Shares that would have been received with respect to the surrendered warrants in a regular exercise of the Parent Warrants and (ii) the sum of the U.S. holder’s tax basis in the surrendered warrants and the aggregate cash exercise price of such warrants (if they had been exercised in a regular exercise). In this case, a U.S. holder’s tax basis in the Parent Shares received would equal the U.S. holder’s tax basis in the Parent Warrants exercised plus (or minus) the gain (or loss) recognized with respect to the surrendered warrants. A U.S. holder’s holding period for the Parent Shares would commence on the date following the date of exercise (or possibly the date of exercise) of the Parent Warrants.

Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise of warrants, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. holders should consult their own tax advisors regarding the tax consequences of a cashless exercise of Parent Warrants.

Possible Constructive Distributions

The terms of each Parent Warrant provide for an adjustment to the number of Parent Shares for which the Parent Warrant may be exercised or to the exercise price of the Parent Warrant in certain events, as discussed in the section entitled “Description of Parent Securities.” An adjustment which has the effect of preventing dilution generally is not taxable. A U.S. holder of a Parent Warrant would, however, be treated as receiving a constructive distribution from Parent if, for example, the adjustment increases the holder’s proportionate interest in Parent’s assets or earnings and profits (e.g., through an increase in the number of Parent Shares that would be obtained upon exercise of such warrant) as a result of a distribution of cash to the holders of the Parent Shares which is taxable to the U.S. holders of such shares as described under the section entitled “— Distributions on Parent Shares” above. Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. holder of such warrant received a cash distribution from Parent equal to the fair market value of such increased interest. The rules regarding constructive distributions are complex. U.S. holders should consult their own tax advisors regarding the application of the rules to them in light of their own circumstances.

Passive Foreign Investment Company Rules

Generally. The treatment of U.S. holders of the Parent Shares could be materially different from that described above if Parent is treated as a passive foreign investment company (a “PFIC”), for U.S. federal income tax purposes. A PFIC is any foreign corporation with respect to which either: (i) 75% or more of the gross income for a taxable year constitutes passive income for purposes of the PFIC rules, or (ii) 50% or more of such foreign corporation’s assets in any taxable year (generally based on the quarterly average of the value of its assets during such year) is attributable to assets, including cash, that produce passive income or are held for the production of passive income. Passive income generally includes dividends, interest, certain royalties and rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains. The determination of whether a foreign corporation is a PFIC is based upon the composition of such foreign corporation’s income and assets (including, among others, its proportionate share of the income and assets of any other corporation in which it owns, directly or indirectly, 25% (by value) of the stock), and the nature of such foreign corporation’s activities. A separate determination must be made after the close of each taxable year as to whether a foreign corporation was a PFIC for that year. Once a foreign corporation qualifies as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Based on the projected composition of Parent’s income and assets, including goodwill, Parent does not expect to be classified as a PFIC for its taxable year that includes the date of the Business Combination. The tests for determining PFIC status are applied annually after the close of the taxable year, and it is difficult to predict accurately future income and assets relevant to this determination. The fair market value of the assets of Parent is expected to depend, in part, upon (a) the market value of the Parent Shares, and (b) the composition of the assets and income of Parent. Further, because Parent may value its goodwill based on the market value of the Parent Shares, a decrease in the market value of the Parent Shares and/or an increase in cash or other passive assets (including as a result of the Business Combination) would increase the relative percentage of its passive assets. Moreover, any interest income that Parent earns on its cash deposits would generally be treated as passive income and increase the risk that Parent would be treated as a PFIC. The application of the PFIC rules is subject to uncertainty in several respects and, therefore, no assurances can be provided that the IRS will not assert that Parent is a PFIC for the taxable year that includes the date of the Business Combination or in a future year.

If Parent is or becomes a PFIC during any year in which a U.S. holder holds Parent Shares, there are three separate taxation regimes that could apply to such U.S. holder under the PFIC rules, which are the (i) excess distribution regime (which is the default regime), (ii) mark-to-market regime and (iii) QEF regime (as defined below). A U.S. holder who holds (actually or constructively) stock in a foreign corporation during any year in which such corporation qualifies as a PFIC is subject to U.S. federal income taxation under one of these three regimes. The effect of the PFIC rules on a U.S. holder will depend upon which of these regimes applies to such U.S. holder. However, dividends paid by a PFIC are generally not eligible for the lower rates of taxation applicable to qualified dividend income (“QDI”) under any of the foregoing regimes.

Excess Distribution Regime. If a U.S. holder does not make a mark-to-market election, as described below, the U.S. holder will be subject to the default “excess distribution regime” under the PFIC rules with respect to (i) any gain realized on a sale or other disposition (including a pledge) of Parent Shares, and (ii) any “excess distribution” received on Parent Shares (generally, any distributions in excess of 125% of the average of the annual distributions on Parent Shares during the preceding three years or the U.S. holder’s holding period, whichever is shorter). Generally, under this excess distribution regime:

•	the gain or excess distribution will be allocated ratably over the period during which the U.S. holder held Parent Shares;

•	the amount allocated to the current taxable year, will be treated as ordinary income; and

•

the amount allocated to prior taxable years will be subject to the highest tax rate in effect for that taxable year, and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

The tax liability for amounts allocated to years prior to the year of disposition or excess distribution will be payable generally without regard to offsets from deductions, losses and expenses. In addition, gains (but not losses) realized on the sale of Parent Shares cannot be treated as capital gains, even if you hold the shares as capital assets. Further, no portion of any distribution will be treated as QDI.

Mark-to-Market Regime. Alternatively, a U.S. holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if: (i) they are “regularly traded” on a national securities exchange that is registered with the Securities and Exchange Commission or on the national market system established under Section 11A of the Securities Exchange Act of 1934; or (ii) they are “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the stock. It is expected that Parent Shares, which are expected to be listed on Nasdaq, will qualify as marketable shares for the PFIC rules purposes, but there can be no assurance that Parent Shares will be “regularly traded” for purposes of these rules. Pursuant to such an election, a U.S. holder would include in each year as ordinary income the excess, if any, of the fair market value of such stock over its adjusted basis at the end of the taxable year. A U.S. holder may treat as ordinary loss any excess of the adjusted basis of the stock over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Parent Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election). A mark-to-market election only applies for the taxable year in which the election was made, and for each subsequent taxable year, unless the PFIC shares ceased to be marketable or the IRS consents to the revocation of the election. U.S. holders should also be aware that the Code and the Treasury Regulations do not allow a mark-to-market election with respect to stock of lower-tier PFICs that is non-marketable. There is also no provision in the Code, Treasury Regulations or other published authority that specifically provides that a mark-to-market election with respect to the stock of a publicly traded holding company (such as Parent) effectively exempts stock of any lower-tier PFICs from the negative tax consequences arising from the general PFIC rules. U.S. holders should consult their own tax advisors to determine whether the mark-to-market tax election is available to them and the consequences resulting from such election. In addition, U.S. holders of Parent Warrants will not be able to make a mark-to-market election with respect to their Parent Warrants.

QEF Regime. Alternatively, a U.S. holder of a PFIC may avoid the adverse PFIC tax consequences described above in respect of stock of the PFIC (but not warrants) by making and maintaining a timely and valid qualified electing fund (“QEF”) election (if eligible to do so) to include in income its pro rata share of the PFIC’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the first taxable year of the U.S. Holder in which or with which the PFIC’s taxable year ends and each subsequent taxable year. In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from the PFIC. Parent does not presently intend to provide a PFIC Annual Information Statement in order for U.S. Holders to make or maintain a QEF election. However, as described above, Parent does not expect to be classified as a PFIC for the taxable year that includes the Business Combination.

PFIC Reporting Requirements. A U.S. holder of Parent Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. holder’s taxable years being open to audit by the IRS until such Forms are properly filed.

Additional Reporting Requirements

Certain U.S. holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to Parent Shares, subject to certain exceptions (including an exception for Parent Shares held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938 to their tax return, for each year in which they hold Parent

Shares. Substantial penalties apply to any failure to file IRS Form 8938, unless the failure is shown to be due to reasonable cause and not willful neglect. Also, in the event a U.S. holder does not file IRS Form 8938 or fails to report a specified foreign financial asset that is required to be reported, the statute of limitations on the assessment and collection of U.S. federal income taxes of such U.S. holder for the related taxable year may not close before the date which is three years after the date on which the required information is filed. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Parent Shares.

Certain U.S. holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property to Parent. Substantial penalties may be imposed on a U.S. holder that fails to comply with this reporting requirement and the statute of limitations on the assessment and collection of U.S. federal income taxes will be extended in the event of any such failure to comply.

Non-U.S. Holders

This section applies to non-U.S. holders. For purposes of this discussion, a “non-U.S. holder” means a beneficial owner (other than a partnership or an entity or arrangement so characterized for U.S. federal income tax purposes) of Parent Shares or Parent Warrants that is not a U.S. holder, including:

•	a nonresident alien individual, other than certain former citizens and residents of the United States;

•	a foreign corporation; or

•	a foreign estate or trust;

but, generally, does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition.

Non-U.S. Holders Exercising Redemption Rights with Respect to Company Public Shares. The characterization for U.S. federal income tax purposes of the redemption of a non-U.S. holder’s Company Public Shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Company Public Shares, as described above under “— Redemption of Company Public Shares.” Any redeeming non-U.S. holder generally will not be subject to U.S. federal income tax on any gain recognized as a result of the redemption or be able to utilize a loss in computing such non-U.S. holder’s U.S. federal income tax liability unless one of the exceptions described below under “— Ownership and Disposition of Parent Shares and Parent Warrants by Non-U.S. Holders” applies in respect of such gain or loss.

Ownership and Disposition of Parent Shares and Parent Warrants by Non-U.S. Holders. A non-U.S. holder of Parent Shares will generally not be subject to U.S. federal income tax or, subject to the discussion below under “— Information Reporting and Backup Withholding,” U.S. federal withholding tax on any dividends received on Parent Shares or any gain recognized on a sale or other disposition of Parent Shares (including, any distribution to the extent it exceeds the adjusted basis in the non-U.S. holder’s Parent Shares) unless the dividend or gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States. In addition, special rules may apply to a non-U.S. holder that is an individual present in the United States for 183 days or more during the taxable year of the sale or disposition, and certain other requirements are met. Such holders should consult their own tax advisors regarding the U.S. federal income tax consequences of the sale or disposition of Parent Shares.

Dividends and gains that are effectively connected with a non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. holder and, in the case of a non-U.S. holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

The U.S. federal income tax treatment of a non-U.S. holder’s exercise of a Parent Warrant, or the lapse of a Parent Warrant held by a non-U.S. holder generally will correspond to the U.S. federal income tax treatment of the exercise or lapse of a warrant by a U.S. holder, as described under “— Exercise or Lapse of a Parent Warrant,” above, although to the extent a cashless exercise results in a taxable exchange, the consequences would be similar to those described in the preceding paragraphs above for a non-U.S. holder’s gain on the sale or other disposition of the Parent Shares and Parent Warrants.

Information Reporting and Backup Withholding

Information reporting requirements may apply to cash received in redemption of Company Public Shares, dividends received by U.S. holders of Parent Shares, and the proceeds received on the disposition of Parent Shares effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to Company Public Shares and Parent Shares and proceeds from the sale, exchange, redemption or other disposition of Parent Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. U.S. holders should consult their own tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and non-U.S. holders may be subject to backup withholding on amounts received in respect of their Company Public Shares, Company Public Warrants or their Parent Shares, unless the non-U.S. holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the non-U.S. holder otherwise establishes an exemption. Dividends paid with respect to Parent Shares and proceeds from the sale of other disposition of Parent Shares received in the United States by a non-U.S. holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such non-U.S. holder provides proof of an applicable exemption or complies with certain certification procedures described above, and otherwise complies with the applicable requirements of the backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the holder’s U.S. federal income tax liability, and a holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

FATCA

Sections 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose U.S. federal withholding tax of 30% on certain withholdable payments to a “foreign financial institution” (as defined in the Code) (an “FFI”) unless the FFI (1) enters into an agreement with the IRS (or is subject to an applicable intergovernmental agreement) to withhold on certain payments and to collect and provide to the IRS (or local revenue authorities, as required under an applicable intergovernmental agreement) information regarding United States persons who hold accounts with the FFI and its affiliates (including certain foreign entities owned by United States persons), and (2) provides the payor with a properly completed IRS Form W-8BEN-E to document its status or the FFI otherwise qualifies for an exemption. This IRS Form W-8BEN-E must include the FFI’s Global Intermediary Identification Number, which is obtained by registering with the IRS.

FATCA may also impose a 30% withholding tax on withholdable payments to a “non-financial foreign entity” (as defined in the Code) unless the entity provides the withholding agent with a properly completed IRS Form W-8BEN-E certifying that it does not have any “substantial United States owners” (as defined in the Code) or identifying its direct and indirect substantial United States owners or the entity otherwise qualifies for an exemption.

For purposes of FATCA, “withholdable payments” generally include U.S.-source payments otherwise subject to non-resident withholding tax (e.g., U.S. source interest or dividends), and, subject to the proposed Treasury regulations discussed below, payments of gross proceeds from the sale or other disposition of any property of a type that can produce U.S. source interest or dividends (e.g., retirements and redemptions of indebtedness, sales of securities, or redemptions of stock in a U.S. corporation), even if the payment would otherwise not be subject to U.S. non-resident withholding tax (e.g., because it is capital gain).

While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of property, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may (but are not required to) rely on these proposed Treasury regulations until final Treasury regulations are issued. Redeeming non-U.S. holders are encouraged to consult with their own tax advisors regarding the possible application of FATCA to redemptions of Company Public Shares.

CERTAIN MATERIAL IRISH TAX CONSIDERATIONS TO NON-IRISH HOLDERS

Scope

The following is a summary of the anticipated material Irish tax consequences of the Transactions to certain Non-Irish Holders of Lionheart shares, Lionheart warrants and/or SMX Shares and the acquisition, ownership and disposal of Parent Shares and Parent Warrants received by such holders pursuant to the Transactions. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this proxy statement/prospectus and submissions which will be made to the Irish Revenue Commissioners. Changes in law and/or administrative practice may result in a change in the tax consequences described below, possibly with retrospective effect.

A “Non-Irish Holder” is an individual who beneficially owns their Lionheart shares, Lionheart warrants and/or SMX Shares, and who will beneficially own their Parent Shares and/or Parent Warrants, that is neither a resident nor ordinarily resident in Ireland for Irish tax purposes and does not hold their Lionheart shares, Lionheart warrants and/or SMX Shares, and will not hold their Parent Shares and/or Parent Warrants, in connection with a trade carried on by such person through an Irish branch or agency.

This summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and securityholders should consult their tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the business combination and of the acquisition, ownership and disposal of Parent Shares and Parent Warrants. The summary applies only to Non-Irish Holders who hold their Lionheart shares, Lionheart warrants and/or SMX Shares, and will own their Parent Shares and/or Parent Warrants, as capital assets and does not apply to other categories of Non-Irish Holders, such as dealers in securities, trustees, insurance companies, collective investment schemes and Non-Irish Holders who acquired, or are deemed to have acquired, their Lionheart shares, Lionheart warrants and/or SMX Shares or who will, or who will be deemed to, acquire their Parent Shares and/or Parent Warrants by virtue of an Irish office or employment (performed or carried on to any extent in Ireland).

The summary does not, except where expressly stated, consider the position of Non-Irish Holders who hold their Parent Shares and/or Parent Warrants directly (and not beneficially through a broker or custodian (through DTC)). The Irish tax consequences of transactions in Parent Shares and/or Parent Warrants held directly are generally negative when compared with Parent Shares and/or Parent Warrants held through DTC. Any Non-Irish Holder contemplating holding their Parent Shares and/or Parent Warrants directly should consult their personal tax advisors as to the Irish tax consequences of acquiring, owning and disposing of such Parent Shares and/or Parent Warrants.

Irish Tax on Chargeable Gains (Irish CGT)

The following, to the extent it constitutes matters of Irish law and legal conclusions, is the opinion of Arthur Cox LLP regarding the anticipated material Irish CGT consequences of the Transactions to certain Non-Irish Holders of Lionheart shares, Lionheart warrants and/or SMX Shares.

The current rate of tax on chargeable gains (where applicable) in Ireland is 33%.

Non-Irish Holders of Lionheart shares, Lionheart warrants and/or SMX Shares will not be subject to Irish CGT in respect of any gain realized on the automatic conversion of their Lionheart shares or their SMX Shares into Parent Shares, or on the automatic adjustment of their Lionheart warrants into Parent Warrants, in each case by virtue of the Transactions, provided that the Lionheart shares, Lionheart warrants and/or SMX Shares neither (a) were used in or for the purposes of a trade carried on by such Non-Irish Holder through an Irish branch or agency, nor (b) were used, held or acquired for use by or for the purposes of an Irish branch or agency.

Non-Irish Holders further will not be within the territorial scope of a charge to Irish CGT on a subsequent disposal of their Parent Shares and/or Parent Warrants, provided that such Parent Shares and/or Parent Warrants neither (a) were used in or for the purposes of a trade carried on by such Non-Irish Holder through an Irish branch or agency, nor (b) were used, held or acquired for use by or for the purposes of an Irish branch or agency.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares or warrants of Irish incorporated companies is 1% of the greater of the price paid or market value of the shares or warrants acquired. Where Irish stamp duty arises it is generally a liability of the transferee. However, in the case of a gift or transfer at less than fair market value, all parties to the transfer are jointly and severally liable.

No stamp duty is expected to be payable on the automatic conversion of the Lionheart shares into Parent Shares, the automatic adjustment of the Lionheart warrants into Parent Warrants or the issue of Parent Shares to the SMX shareholders, pursuant to the business combination.

Irish stamp duty may be payable in respect of transfers of Parent Shares and Parent Warrants, depending on the manner in which the Parent Shares and Parent Warrants are held. Parent expects to enter into arrangements with DTC to allow the Parent Shares and Parent Warrants to be settled through the facilities of DTC. As such, the discussion below discusses separately the securityholders who hold their shares through DTC and those who do not.

Parent Shares or Parent Warrants Held Through DTC

Submission will be made to the Irish Revenue Commissioners to confirm that transfers of Parent Shares and Parent Warrants effected by means of the transfer of book entry interests in DTC will not be subject to Irish stamp duty. It is expected that this confirmation should be granted, in which case a transfer of Parent Shares and/or Parent Warrants effected by means of the transfer of book-entry interests in DTC will not be subject to Irish stamp duty.

Parent Shares or Parent Warrants Held Outside of DTC or Transferred Into or Out of DTC

A transfer of Parent Shares or Parent Warrants where any party to the transfer holds such Parent Shares or Parent Warrants outside of DTC may be subject to Irish stamp duty.

Should the confirmation from the Irish Revenue Commissioners be granted, holders of Parent Shares or Parent Warrants wishing to transfer their Parent Shares or Parent Warrants into (or out of) DTC may do so without giving rise to Irish stamp duty provided that:

•	there is no change in the beneficial ownership of such shares as a result of the transfer; and

•	the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares or warrants by a beneficial owner to a third party.

Due to the potential Irish stamp charge on transfers of Parent Shares held outside of DTC, it is strongly recommended that those securityholders who do not hold their Lionheart securities or SMX Shares through DTC (or through a broker who in turn holds such shares through DTC) should to the extent possible arrange for the transfer of their Lionheart securities or SMX Shares (as applicable) into DTC as soon as possible and before the business combination is consummated.

Withholding Tax on Dividends (DWT)

Distributions made by Parent will, in the absence of one of many exemptions, be subject to DWT, currently at a rate of 25%.

For DWT and Irish income tax purposes, a distribution includes any distribution that may be made by Parent to holders of Parent Shares, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption from DWT does not apply in respect of a distribution made to a holder of Parent Shares, Parent is responsible for withholding DWT prior to making such distribution.

General Exemptions

Irish domestic law provides that a non-Irish resident holder of Parent Shares is not subject to DWT on distributions received from Parent if such holder of Parent Shares is beneficially entitled to the distribution and is either:

•

a person (not being a company) resident for tax purposes in a Relevant Territory (including the United States) and is neither resident nor ordinarily resident in Ireland (for a list of Relevant Territories for DWT purposes, please see Annex I to this proxy statement/prospectus);

•	a company resident for tax purposes in a Relevant Territory, provided such company is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

•

a company that is controlled, directly or indirectly, by persons resident in a Relevant Territory and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a Relevant Territory;

•

a company whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange either in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance; or

•

a company that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance and provided, in all cases noted above (but subject to “— Shares Held by U.S. Resident Shareholders” below), Parent or, in respect of Parent Shares held through DTC, any qualifying intermediary appointed by Parent, has received from the holder of such Parent Shares, where required, the relevant DWT Forms prior to the payment of the distribution. In practice, in order to ensure sufficient time to process the receipt of relevant DWT Forms, the holders of Parent Shares, where required, should furnish the relevant DWT Form to:

•

its broker (and the relevant information is further transmitted to any qualifying intermediary appointed by Parent) before the record date for the distribution (or such later date before the distribution payment date as may be notified to the holder of Parent Shares by the broker) if its Parent Shares are held through DTC; or

•	Parent’s transfer agent before the record date for the distribution if its Parent Shares are held outside of DTC.

Links to the various DWT Forms are available at: http://www.revenue.ie/en/tax/dwt/forms/index.html. The information on such website does not constitute a part of, and is not incorporated by reference into, this proxy statement/prospectus.

For non-Irish resident holders of Parent Shares that cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such holder of Parent Shares to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Parent Shares Held by U.S. Resident Shareholders

Submission will be made to the Irish Revenue Commissioners to confirm that distributions paid in respect of Parent Shares that are owned by a U.S. resident and held through DTC will not be subject to DWT provided the address of the beneficial owner of such Parent Shares in the records of the broker holding such Parent Shares is in the United States (and such broker has further transmitted the relevant information to a qualifying intermediary appointed by Parent). It is strongly recommended that such holders of Parent Shares, including Lionheart and SMX securityholders who are U.S. residents and who receive Parent Shares pursuant to the business combination, ensure that their information is properly recorded by their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Parent).

Submission will be made to the Irish Revenue Commissioners to confirm that distributions paid in respect of Parent Shares that are held outside of DTC and are owned by a former Lionheart or SMX securityholder who is a resident of the United States will not be subject to DWT if such holder of Parent Shares provides a completed IRS Form 6166 or a valid DWT Form to Parent’s transfer agent to confirm its U.S. residence and claim an exemption. It is strongly recommended that Lionheart and/or SMX securityholders who are U.S. residents and who receive Parent Shares pursuant to the business combination (which are to be held outside of DTC) provide the appropriate completed IRS Form 6166 or DWT Form to Parent’s transfer agent as soon as possible after receiving their Parent Shares.

If any holder of Parent Shares that is resident in the United States receives a distribution from which DWT has been withheld, the holder of Parent Shares should generally be entitled to apply for a refund of such DWT from the Irish Revenue Commissioners, provided the holder of Parent Shares is beneficially entitled to the distribution.

Parent Shares Held by Residents of Relevant Territories Other Than the United States

Holders of Parent Shares who are residents of Relevant Territories, other than the United States, must satisfy the conditions of one of the exemptions referred to above under the heading “— General Exemptions”, including the requirement to furnish valid DWT Forms, in order to receive distributions without suffering DWT. If such holders of Parent Shares hold their Parent Shares through DTC, they must provide the appropriate DWT Forms to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Parent) before the record date for the distribution (or such later date before the distribution payment date as may be notified to holder of Parent Shares by the broker). If such holders of Parent Shares hold their Parent Shares outside of DTC, they must provide the appropriate DWT Forms to Parent’s transfer agent before the record date for the distribution. It is strongly recommended that such holders of Parent Shares including Lionheart and/or SMX securityholders who are residents of Relevant Territories other than the United States and who receive Parent Shares pursuant to the business combination complete the appropriate DWT Forms and provide them to their brokers or Parent’s transfer agent, as the case may be, as soon as possible after receiving their Parent Shares.

If any holder of Parent Shares who is resident in a Relevant Territory receives a distribution from which DWT has been withheld, the holder of Parent Shares may be entitled to a refund of DWT from the Irish Revenue Commissioners provided the holder of Parent Shares is beneficially entitled to the distribution.

Shares Held by Other Persons

Holders of Parent Shares that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any holders of Parent Shares are exempt from DWT, but receive distributions subject to DWT, such holders of Parent Shares may apply for refunds of such DWT from the Irish Revenue Commissioners.

Distributions paid in respect of Parent Shares held through DTC that are owned by a partnership formed under the laws of a Relevant Territory and where all the underlying partners are resident in a Relevant Territory will be entitled to exemption from DWT if all of the partners complete the appropriate DWT Forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Parent) before the record date for the distribution (or such later date before the distribution payment date as may be notified to the holder of Parent Shares by the broker). If any partner is not a resident of a Relevant Territory, no part of the partnership’s position is entitled to exemption from DWT.

Qualifying Intermediary

Prior to paying any distribution, Parent will put in place an agreement with an entity that is recognized by the Irish Revenue Commissioners as a “qualifying intermediary,” which will provide for certain arrangements relating to distributions in respect of Parent Shares that are held through DTC, which are referred to as the “Deposited Securities.” The agreement will provide that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution with respect to the Deposited Securities after Parent delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Parent will rely on information received directly or indirectly from its qualifying intermediary, brokers and its transfer agent in determining where holders of Parent Shares reside, whether they have provided the required U.S. tax information and whether they have provided the required DWT Forms. Holders of Parent Shares that are required to file DWT Forms in order to receive distributions free of DWT should note that such forms are generally valid, subject to a change in circumstances, until December 31 of the fifth year after the year in which such forms were completed.

Income Tax on Dividends Paid on Parent Shares

Irish income tax may arise for certain persons in respect of distributions received from Irish resident companies.

A Non-Irish Holder that is entitled to an exemption from DWT will generally have no Irish income tax or universal social charge liability on a distribution from Parent. A Non-Irish Holder that is not entitled to an exemption from DWT, and therefore is subject to DWT, generally will have no additional Irish income tax liability or liability to universal social charge. The DWT deducted by Parent discharges the Irish income tax liability and liability to universal social charge.

Capital Acquisitions Tax (CAT)

CAT comprises principally gift tax and inheritance tax on property situated in Ireland for CAT purposes or otherwise within the territorial scope of CAT. CAT could apply to a gift or inheritance of Parent Shares and Parent Warrants because Parent Shares and Parent Warrants are regarded as property situated in Ireland for CAT purposes. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% on the value of any taxable gift or inheritance above certain tax-free thresholds. The appropriate tax-free threshold depends upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous taxable gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT, as are gifts to certain charities. Children have a lifetime tax-free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents. There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY AND ARE NOT INTENDED TO PROVIDE ANY DEFINITIVE TAX REPRESENTATIONS TO HOLDERS. EACH LIONHEART AND SMX SECURITYHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SECURITYHOLDER.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

Lionheart and SMX are providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro forma condensed combined financial information has been derived from the historical financial statements of Lionheart and SMX and the related notes included elsewhere in this proxy statement/prospectus and should be read in conjunction with the accompanying notes to the pro forma financial information. The unaudited pro forma condensed combined financial information should also be read together with “Lionheart’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Security Matters’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this proxy statement/prospectus.

The following unaudited pro forma condensed combined financial statements present the combination of certain financial information of Lionheart and SMX, adjusted to give effect to the Transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

Lionheart was formed as a Delaware corporation on January 14, 2021. Lionheart was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities.

Security Matters Limited is a company incorporated under the laws of Australia and provides one solution to solve both authentication and track and trace challenges in order to uphold supply chain integrity and provide quality assurance and brand accountability to producers of goods. Its technology works as a track and trace system using a marker, a reader and an algorithm to identify embedded sub-molecular particles in order to track and trace different components along a production process (or any other marked good along a supply chain) to the end producer.

The unaudited pro forma condensed combined statement of financial position as of June 30, 2022 combines the consolidated historical statements of financial position of SMX and the historical balance sheet of Lionheart on a pro forma basis as if the Transactions had been consummated on June 30, 2022.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 combines the consolidated historical statement of operations of SMX and Lionheart for such periods on a pro forma basis as if the Transactions had been consummated on January 1, 2021.

The unaudited pro forma condensed combined financial information has only been presented for illustrative purposes. The financial results may have been different had SMX and Lionheart been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had SMX and Lionheart been combined or the future results that SMX will experience after giving effect to the Transactions. Further, the unaudited pro forma condensed combined financial information may not be useful in predicting the future financial condition and results of operations of SMX after giving effect to the Transactions. The actual financial position and results of operations of SMX may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma adjustments represent SMX management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial information and is subject to, and may differ materially from, the information presented as additional information becomes available and analyses are performed. SMX’s management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available to SMX’s management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Under all redemption scenarios, the Transactions will be accounted for as an assets acquisition, with no goodwill or other intangible assets recorded, in accordance with International Financial Reporting Standards (“IFRS”).

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption of Lionheart’s Class A Common Stock:

•	Assuming No Redemptions: This presentation assumes that no Lionheart Public Stockholder exercises redemption rights with respect to his, her or its Lionheart Class A Common Stock.

•

Assuming 25% Redemptions: This presentation assumes that Lionheart Public Stockholders holding 3,125,000 Lionheart Class A Common Stock will exercise their redemption rights for $32,500,000 of funds in the Trust Account, resulting in $93,750,000 remaining in the Trust Account.

•

Assuming 75% Redemptions: This presentation assumes that Lionheart Public Stockholders holding 9,375,000 Lionheart Class A Common Stock will exercise their redemption rights for $93,750,000 of funds in the Trust Account, resulting in $32,500,000 remaining in the Trust Account.

•

Assuming Maximum Redemptions: This presentation assumes that Lionheart Public Stockholders holding 11,000,000 Lionheart Class A Common Stock will exercise their redemption rights for $111,250,000 of funds in the Trust Account, resulting in $15,000,000 remaining in the Trust Account. The Business Combination Agreement provides that consummating the Transactions is conditioned upon Lionheart having net tangible assets of at least $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.

The actual redemptions will be within the scenarios described above; however, there can be no assurance regarding which scenario will be closest to the actual results. Under all scenarios presented, SMX is considered the accounting acquirer, as further discussed in “Accounting for the Transactions” below.

This information should be read together with the following:

•	SMX’s audited financial statements and related notes as of December 2021 and for the years ended December 31, 2021 and 2020;

•	SMX’s unaudited interim condensed consolidated financial statements and related notes as of June 30, 2022 and for the periods ended June 30, 2022 and 2021

•	“Security Matters’ Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	Lionheart’s audited financial statements and related notes as of December 31, 2021 and for the period from January 14, 2021 (inception) through December 31, 2021;

•	Lionheart’s unaudited condensed financial statements and related notes as of June 30, 2022 and for the periods ended June 30, 2022 and 2021;

•	“Lionheart’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•	other financial information included elsewhere in this proxy statement/prospectus.

Accounting for the Transactions

SMX will account for the merger using the reverse acquisition method in accordance with the principles of IFRS 3. This results in SMX being identified as the accounting acquirer, and the Parent/Lionheart being identified as the accounting acquirees. Under the reverse acquisition method, the accounting acquirer is deemed to have issued shares to obtain control of the acquirees. However, since the Parent and Lionheart are not businesses as defined in IFRS 3, the transaction is not a business combination. Based on IFRS 3’s provisions, such a transaction is accounted for in the consolidated financial statements of the Parent (the legal acquirer) as a continuation of the financial statements of SMX (the legal acquiree), together with a deemed issuance of shares by SMX at fair value and a re-capitalization of its equity. This deemed issuance of shares is in fact both an equity transaction under IAS 32 (receiving the net assets of Lionheart, primarily cash) and an equity-settled share-based payment transaction under IFRS 2 (receiving the listing status of the Parent/Lionheart). The difference between the fair value of the shares deemed to have been issued by SMX and the fair value of Lionheart’s identifiable net assets represents a payment for the service of obtaining a stock exchange listing for its shares, and not considered a cost of raising capital. Therefore, it is expensed immediately to profit or loss at Closing Date. Transaction costs are allocated on a relative fair value basis of the amounts allocated to each equity transaction as mentioned above, such that the amount attributed to the equity transaction is deducted from equity and the amount attributed to the listing service is charged as expense in profit or loss. The determination of SMX as the accounting acquirer is based on an evaluation of the following facts and circumstances:

•	SMX Shareholders will have the largest voting rights in Parent after giving effect to the Transactions, under all redemption scenarios;

•	SMX accounts for the majority of representatives in the governing body of the Parent, the Board of Directors;

•	SMX’s senior management will continue in their respective roles in the Parent after giving effect to the Transactions;

•	SMX’s operations will substantially comprise the ongoing operations of SMX after giving effect to the Transactions; and

•	SMX is the larger entity, in terms of substantive operations and employee base.

Unaudited Pro Forma Combined Balance sheet

June 30, 2022

(all amounts in 000 USD)	(b)	(c)	(d)	(e)	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
	Lionheart US GAAP	IFRS Adjustments	Lionheart IFRS	Security Matters	(No Redemptions)		(No Redemptions)	(25% Redemptions)		(25% Redemptions)	(75% Redemptions)		(75% Redemptions)	(Maximum Redemptions)		(Maximum Redemptions)
Assets
Current assets
Cash and cash equivalents	906		906	858	126,425	(f)	112,834	126,425	(f)	80,334	126,425	(f)	17,834	126,425	(f)	1,584
					(14,641	)(j)		(14,641	)(j)		(14,641	)(j)		(14,641	)(j)
					(714	)(n)		(32,500	)(i)		(95,000	)(i)		(111,250	)(i)
								(714	)(n)		(714	)(n)		(714	)(n)
Other receivables				2,455	(1,027	)(j)	1,428	(1,027	)(j)	1,428	(1,027	)(j)	1,428	(1,027	)(j)	1,428
Prepaid expenses and other current assets	241		241				241			241			241			241

Total current assets	1,147	—	1,147	3,313	110,043		114,503	77,543		82,003	15,043		19,503	(1,207)		3,253

Non-current assets
Property and equipment				1,082			1,082			1,082			1,082			1,082
Intangible assets				4,856			4,856			4,856			4,856			4,856
Investment in joint ventures				117			117			117			117			117
Marketable securities held in Trust Account	126,425		126,425	—	(126,425	)(f)	—	(126,425	)(f)	—	(126,425	)(f)	—	(126,425	)(f)	—

Total non-current assets	126,425	—	126,425	6,055	(126,425)		6,055	(126,425)		6,055	(126,425)		6,055	(126,425)		6,055

Total assets	127,572	—	127,572	9,368	(16,382)		120,558	(48,882)		88,058	(111,382)		25,558	(127,632)		9,308

Liabilities
Current liabilities
Trade payables	1,196		1,196	1,615	(293	)(j)	2,518	(293	)(j)	2,518	(293	)(j)	2,518	(293	)(j)	2,518
Other payables	60		60	705			765			765			765			765
Warrants		342	342		—	(l)	342	—	(l)	342	—	(l)	342	—	(l)	342
Convertible notes				569	(569	)(h)	—	(569	)(h)	—	(569	)(h)	—	(569	)(h)	—
Borrowings from related parties				165			165			165			165			165

Total current liabilities	1,256	342	1,598	3,054	(862)		3,790	(862)		3,790	(862)		3,790	(862)		3,790

Non-current liabilities
Lease liability				458			458			458			458			458
Deferred underwriting payable	4,375		4,375		(4,375	)(j)	—	(4,375	)(j)	—	(4,375	)(j)	—	(4,375	)(j)	—
Other liabilities				106			106			106			106			106
Redeemable shares		122,163	122,163		(122,163	)(g)		(122,163	)(i)	—	(122,163	)(i)	—	(122,163	)(i)	—

Total non-current liabilities	4,375	122,163	126,538	564	(126,538)		564	(126,538)		564	(126,538)		564	(126,538)		564

Total liabilities	5,631	122,505	128,136	3,618	(127,400)		4,354	(127,400)		4,354	(127,400)		4,354	(127,400)		4,354

(all amounts in 000 USD)	(b)	(c)	(d)	(e)	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
	Lionheart US GAAP	IFRS Adjustments	Lionheart IFRS	Security Matters	(No Redemptions)		(No Redemptions)	(25% Redemptions)		(25% Redemptions)	(75% Redemptions)		(75% Redemptions)	(Maximum Redemptions)		(Maximum Redemptions)
Equity
Issued capital, additional paid in capital and warrants	126,250	(122,349)	3,901	28,737	569	(h)	182,741	569	(h)	152,240	569	(h)	92,938	569	(h)	78,823
					122,163	(g)		(7,598	)(j)		(4,400	)(j)		(2,265	)(j)
					(8,347	)(j)		129,000	(k)		66,500	(k)		50,250	(k)
					38,087	(k)		1,532	(m)		1,532	(m)		1,532	(m)
					1,532	(m)		(3,901	)(k)		(3,901	)(k)		(3,901	)(k)
					(3,901	)(k)
Share based payment reserve				3,708	(1,532	)(m)	2,219	(1,532	)(m)	2,219	(1,532	)(m)	2,219	(1,532	)(m)	2,219
					43	(m)		43	(m)		43	(m)		43	(m)
Foreign currency translation reserve				(416)			(416)			(416)			(416)			(416)
Accumulated losses	(4,309)	(156)	(4,465)	(26,279)	(2,653	)(j)	(68,340)	(3,402	)(j)	(70,340)	(6,600	)(j)	(73,537)	(8,735	)(j)	(75,672)
					(43	)(m)		(43	)(m)		(43	)(m)		(43	)(m)
					4,465	(k)		4,465	(k)		4,465	(k)		4,465	(k)
					(38,651	)(k)		(39,901	)(k)		(39,901	)(k)		(39,901	)(k)
					(714	)(h)		(714	)(h)		(714	)(n)		(714	)(n)

Total equity	121,941	(122,505)	(564)	5,750	111,018		116,204	78,518		83,704	16,018		21,204	(232)		4,954

Total liabilities and equity	127,572	—	127,572	9,368	(16,382)		120,558	(48,882)		88,058	(111,382)		25,558	(127,632)		9,308

Pro Forma Adjustments and Assumptions to the unaudited Pro Forma Combined Balance Sheet

(a)

The Parent was formed in July 2022, and will have no results of operations until the completion of this Transaction. Therefore, its historical results of operations are not shown in a separate column in the unaudited pro forma combined balance sheet and profit or loss.

(b)

Derived from Lionheart’s unaudited interim financial statements as of June 30, 2022 which have been prepared in accordance with U.S. GAAP. The $126,250 Class A Common Stock subject to possible redemption are classified in temporary equity under U.S GAAP.

(c)	Adjustments made to present Lionheart balance sheet in accordance with IFRS:

—	Reclassification of Lionheart’s ordinary shares ($ 126,250) subject to redemption as long term liabilities measured at amortized cost using the effective interest method under IFRS.
—

Reclassification of accretion to amount subject to redemption ($ 12,261) from additional paid in capital ($ 9,647) and from accumulated losses ($ 2,614) to redeemable shares liability ($ 4,087) and accumulated losses ($ 8,174) in order to recognize the accretion on the basis of passage of time using the effective interest method under IFRS, based also on updated estimates as for the time of settlement at balance sheet date.

—	Reclassification of share warrants ($ 5,747) from equity to derivative financial liabilities at fair value as of the date of filing, $0.0405, under IFRS

(d)	Represents Lionheart’s balance sheet after adjustments to IFRS.
(e)	Derived from Security Matters’ unaudited interim financial statements as of June 30, 2022 which have been prepared in accordance with IFRS.
(f)	Represents the release of cash from marketable securities held in the trust account.
(g)	Represents the reclassification of the liability for redeemable shares to equity, assuming No Redemptions.
(h)	Represents the conversion of convertible notes to ordinary shares of SMX at Closing.
(i)

Represents the cash disbursement from the trust account to public SPAC shareholders for the redemption of the redeemable ordinary shares that could be redeemed in connection with the Transactions, where:

—	$93.75M (representing 9.375M shares) are retained in the trust account and classified to equity, assuming 25% Redemptions.

—	$31.25M (representing 3.125M shares) are retained in the trust account and classified to equity, assuming 75% Redemptions.
—	$15M (representing 1.5M shares) are retained in the trust account and classified to equity, assuming Maximum Redemptions.

(j)

Represents cash disbursement to settle the estimated transactions costs of $11M originally anticipated to be incurred in connection with the Transactions, of which, as of June 30, 2022, $1.027M have been incurred and $0.734M also paid. The estimated transaction costs related to acquire Lionheart’s net assets are recognized directly in equity and the those related to obtain listing status are charged to profit or loss. The allocation was made on a relative fair value basis of the amounts of consideration attributed to each component. Cash disbursement is also made to settle the deferred underwriting payable.

(k)

Represents the effects of the recapitalization at Closing where Security Matters is the accounting acquirer, and the elimination of historical issued capital and additional paid in capital and accumulated losses of Lionheart. The adjustment as a reduction in accumulated losses reflects the difference between the fair value of the shares deemed to have been issued to Lionheart shareholders by Security Matters and the fair value of Lionheart’s net assets acquired, in accordance with IFRS 2. The adjustment reflects the number of shares outstanding assuming No Redemption, 25% Redemptions, 75% Redemptions and Maximum Redemptions, as shown

(l)

Represents the warrants in the Parent forming part of Lionheart’s net assets. The warrants are derivative financial liabilities in accordance with IFRS. The fair value is the market price of $0.0405 as of the date of filing. As reflected from the Business Combination Agreement, the Parent’s warrants have the same fair value as Lionheart’s warrants prior to Closing.

(m)

Represents Security Matters’ share based payment schemes. Upon Transaction, some fully vested options are converted to ordinary shares of the Parent ($1,532) and for other unvested options, acceleration of vesting as a result of becoming fully vested for which the future remaining expenses ($43) are recognized immediately in accordance with IFRS 2. The remaining reserve balance represents the total of outstanding fully vested options over the Parent shares.

(n)

Represents the full settlement of the loan bonus payment to related parties upon completion of the Transactions, for the amount of ILS 2.5M (USD 714 thousand as converted to US dollar by using the ILS/USD exchange rate of 0.2857 for the balance sheet). As of June 30, 2022 the carrying amount of the liability for the bonus is nil. Refer also to Note 10 of SMX financial statements for 2021.

Unaudited Pro Forma Combined Statement of Profit and Loss

For The Six Months Ended June 30, 2022

(all amounts in 000 USD)	Lionheart US GAAP	IFRS Adjustments		Lionheart IFRS	Security Matters	Pro Forma Adjustments (No Redemptions)		Pro Forma (No Redemptions)	Pro Forma adjustments (25% Redemptions)		Pro Forma (25% Redemptions)	Pro Forma adjustments (75% Redemptions)		Pro Forma (75% Redemptions)	Pro Forma adjustments (Maximum Redemptions)		Pro Forma (Maximum Redemptions)
Research and development expenses, net					933	43	(c)	976	43	(c)	976	43	(c)	976	43	(c)	976
Selling and marketing expenses					378			378			378			378			378
General and administrative expenses	1,513			1,513	1,200			2,713			2,713			2,713			2,713

Operating Loss	1,513			1,513	2,511	43		4,067	43		4,067	43		4,067	43		4,067

Finance expenses		6,812	(a)	6,812	36			6,848			6,848			6,848			6,848
Finance income	(174)			(174)	(105)	174	(b)	(105)	174	(b)	(105)	174	(b)	(105)	174	(b)	(105)
Income taxes	14			14		(14	)(b)		(14	)(b)		(14	)(b)		(14	)(b)

Net loss for the year	1,353	6,812		8,165	2,442	203		10,810	203		10,810	203		10,810	203		10,810

Pro Forma Adjustments and Assumptions to the unaudited Pro Forma Combined Statement of Profit and Loss

(a)

Adjustment made to record the periodic charge of the accretion amount on the redeemable shares in profit or loss using the effective interest method in accordance with IFRS, based also on updated estimates as for the time of settlement at balance sheet date.

(b)	Elimination of finance income, net of tax, earned from securities held in the Trust Account
(c)

The adjustment reflects acceleration of vesting of unvested options as a result of becoming fully vested upon Transactions for which the future remaining expenses are recognized immediately in accordance with IFRS 2

Unaudited Pro Forma Combined Statement of Profit and Loss

For The Year Ended December 31, 2021

(all amounts in 000 USD)	Lionheart US GAAP		IFRS Adjustments			Lionheart IFRS		Security Matters	Pro Forma Adjustments (No Redemptions)		Pro Forma (No Redemptions)	Pro Forma adjustments (25% Redemptions)		Pro Forma (25% Redemptions)	Pro Forma adjustments (75% Redemptions)		Pro Forma (75% Redemptions)	Pro Forma adjustments (Maximum Redemptions)		Pro Forma (Maximum Redemptions)
Research and development expenses, net	$		$			$		$2,039	$194	(d)	$2,233	$194	(d)	$2,233	$194	(d)	$2,233	$194	(d)	$2,233
Selling and marketing expenses								453			453			453			453			453
General and administrative expenses		345					345	2,482	2,623	(b)	43,755	3,365	(b)	45,747	6,529	(b)	48,911	8,641	(b)	51,022
									81	(d)		81	(d)		81	(d)		81	(d)
									38,224	(c)		39,474	(c)		39,474	(c)		39,474	(c)

Operating Loss		345					345	4,974	41,122		46,441	43,114		48,433	46,278		51,597	48,390		53,708

Finance expenses				1,362	(a)		1,362	101	717	(e)	2,180	717	(e)	2,180	717	(e)	2,180	717	(e)	2,180
Finance income		(2)		(4,479	)(a)		(4,481)	(237)			(4,718)			(4,718)			(4,718)			(4,718)
Share of losses of joint ventures								101			101			101			101			101

Net profit (loss) for the year		$(343)		$3,117			$2,774	$(4,939)	$(41,839)		$(44,004)	$(43,831)		$(45,996)	$(46,995)		$(49,160)	$(49,107)		$(51,271)

Pro Forma Adjustments and Assumptions to the unaudited Pro Forma Combined Statement of Profit and Loss

(a)

Adjustment made to record the periodic charge of the accretion amount ($1,362) on the redeemable shares in profit or loss using the effective interest method and to record the gain ($ 4,480) from revaluation of warrants to fair value in accordance with IFRS.

(b)

Represents cash disbursement to settle the estimated transactions costs of $11M anticipated to be incurred in connection with the Transactions, of which the estimated transaction costs related to listing service are charged to general and administrative expenses.

(c)

The adjustment to general and administrative expenses reflects the service of obtaining a stock exchange listing in accordance with IFRS 2 and is calculated as the difference between the fair value of the shares deemed to have been issued to Lionheart shareholders by Security Matters and the fair value of Lionheart’s net assets acquired, in accordance with IFRS 2. The adjustment reflects the number of shares outstanding assuming No Redemptions, 25% Redemptions, 75% Redemptions and Maximum Redemptions, as shown.

(d)

The adjustment reflects acceleration of vesting for unvested options as a result of becoming fully vested upon Transactions for which the future remaining expenses are recognised immediately in accordance with IFRS 2

(e)

Represents the difference between the settlement payment of the loan bonus to related parties and the carrying amount of the liability for the loan bonus as of 31 December, 2021. Refer also to Note 10 of SMX financial statements for 2021.

Earnings Per Share

(all amounts in 000 USD, except of share and per share data)	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Six months ended June 30, 2022
Pro forma net loss attributable to equity holders of the Parent	10,810	10,810	10,810	10,810

Pro forma weighted average number of Parent Ordinary Shares outstanding
Parent Ordinary Shares issued to Security Matters Shareholders	18,704,153	18,704,153	18,704,153	18,704,153
Parent Ordinary Shares issued to Lionheart Class A and Class B shareholders	16,025,000	12,900,000	6,650,000	5,025,000
Pro forma weighted average number of Parent Ordinary Shares outstanding – basic and diluted	34,729,153	31,604,153	25,354,153	23,729,153
Pro forma net loss per share – basic and diluted ($)	0.31	0.34	0.43	0.46

Earnings Per Share

(all amounts in 000 USD, except of share and per share data)	Pro Forma (No Redemptions)	Pro Forma (25% Redemptions)	Pro Forma (75% Redemptions)	Pro Forma (Maximum Redemptions)
Year ended December 31, 2021
Pro forma net loss attributable to equity holders of the Parent	44,004	45,996	49,160	51,271

Pro forma weighted average number of Parent Ordinary Shares outstanding
Parent Ordinary Shares issued to Security Matters Shareholders	18,728,278	18,728,278	18,728,278	18,728,278
Parent Ordinary Shares issued to Lionheart Class A and Class B shareholders	16,025,000	12,900,000	6,650,000	5,025,000
Pro forma weighted average number of Parent Ordinary Shares outstanding – basic and diluted	34,753,278	31,628,278	25,378,278	23,753,278
Pro forma net loss per share – basic and diluted ($)	1.27	1.45	1.94	2.16

IFRS 2 listing service expense

(all amounts in 000 USD)		Pro Forma Adjustments	Pro forma	Additional Pro Forma Adjustments	Pro forma	Additional Pro Forma Adjustments	Pro forma	Additional Pro Forma Adjustments	Pro forma
	Lionheart IFRS	(No Redemptions)		(25% Redemptions)		(75% Redemptions)		(Maximum Redemptions)
Assets
Cash and cash equivalents	1,417	126,252	127,669	(32,500)	95,169	(95,000)	32,669	(111,250)	16,419
Prepaid expenses and other current assets	269		269		269		269		269
Prepaid expenses	82		82		82		82		82
Marketable securities held in Trust Account	126,252	(126,252)

Total assets	128,020		128,020	(32,500)	95,520	(95,000)	33,020	(111,250)	16,770

Liabilities
Trade payables	290		290		290		290		290
Other payables	61		61		61		61		61
Warrants	1,268		1,268		1,268		1,268		1,268
Deferred underwriting payable	4,375		4,375		4,375		4,375		4,375
Redeemable shares	115,351	(115,351)

Total liabilities	121,345	(115,351)	5,994		5,994		5,994		5,994

Net Assets	6,675	115,351	122,026	(32,500)	89,526	(95,000)	27,026	(111,250)	10,776

		Assuming No Redemptions		Assuming 25% Redemptions		Assuming 75% Redemptions		Assuming Maximum Redemptions

Former type of Spac shares	Parent Per Share Value	Parent Shares	Fair Value	Parent Shares	Fair Value	Parent Shares	Fair Value	Parent Shares	Fair Value
Class A	10	12,500,000	125,000	9,375,000	93,750	3,125,000	31,250	1,500,000	15,000
Class B	10	3,525,000	35,250	3,525,000	35,250	3,525,000	35,250	3,525,000	35,250
Fair value of share consideration			160,250		129,000		66,500		50,250

Fair value of Lionheart’s net assets			122,026		89,526		27,026		10,776

Excess of fair value of consideration over fair value of Lionheart’s net assets (listing service expense)			38,224		39,474		39,474		39,474

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

	Post-Combination Company Shareholders	Lionheart Stockholders
PRINCIPAL APPLICABLE LEGISLATION	The 2014 Irish Companies Act	Delaware General Corporation Law

CORPORATE PURPOSE	The objects for which the Post-Combination Company was established are very broad and allow the Post-Combination Company to engage in a wide range of activities for which a company may be incorporated under the Irish Companies Act.	The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware

SHAREHOLDER VOTING

Except where a greater majority is required by the Irish Companies Act or otherwise prescribed by the Parent Amended Memorandum and Articles of Association, any question, business or resolution proposed at any general meeting shall be decided by a resolution approved by a simple majority of votes cast, in person or by proxy, at a general meeting of Post-Combination Company shareholders at which a quorum is present (referred to under Irish law as an “ordinary resolution”).

An ordinary resolution is needed, among other matters, to appoint a Post-Combination Company director (where the appointment is by shareholders), to remove a Post-Combination Company director and to provide, vary or renew the Post-Combination Company directors’ authority to allot relevant securities.

Irish law requires approval of certain matters by a resolution approved by not less than 75% of the votes cast, in person or by proxy, at a general meeting of shareholders at which a quorum is present (referred to under Irish law as a “special resolution”).

A special resolution is needed, among other matters, to amend the Parent Amended Memorandum and Articles of Association, to disapply

Generally, approval of routine corporate matters that are put to a stockholder vote require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

	Post-Combination Company Shareholders	Lionheart Stockholders

statutory pre-emption rights on the issuance of equity securities of the Post-Combination Company and to reduce the Post-Combination Company’s company capital.

Additionally, the rights attaching to a particular class of shares may only be varied if (a) the holders of seventy five percent (75%) of the nominal value of the issued shares of that class consent in writing to the variation, or (b) a special resolution, passed at a separate general meeting of the holders of that class, sanctions the variation.

SHAREHOLDER APPROVAL OF BUSINESS COMBINATION

Mergers generally require approval of a majority of all outstanding shares.

Mergers in which less than 20% of the acquirer’s stock is issued generally do not require acquirer stockholder approval.

Mergers in which one corporation owns 90% or more of a second corporation may be completed without the vote of the second corporation’s board of directors or stockholders.

SPECIAL VOTE REQUIRED FOR COMBINATIONS WITH INTERESTED SHAREHOLDERS		A corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder.

SHAREHOLDER RIGHTS PLAN	Subject to applicable law, the Parent Amended Memorandum and Articles of Association provides the Post-Combination Company Board with the power to adopt a shareholder rights’ plan upon such terms as the Post-Combination Company Board deems expedient in the best interests of the Post-Combination Company, and to exercise any power of the Post-Combination Company to grant rights (including approving the execution of any documents relating

	Post-Combination Company Shareholders	Lionheart Stockholders
to the grant of such rights) to subscribe for Parent Shares or preference shares in the capital of the Post-Combination Company in accordance with the terms of such rights’ plan. The Post-Combination Company’s ability to adopt a rights’ plan or to take other anti-takeover measures after the Board has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent would be restricted by the frustrating actions’ prohibition of the Irish Takeover Rules. A number of Irish companies have pre-existing rights’ plans, which automatically trigger in specified circumstances without the need for a target board decision (other than a decision to disarm), although the validity of these plans has not been tested with the Irish Takeover Panel or in the Irish courts.

APPRAISAL RIGHTS		Stockholders have appraisal rights in certain circumstances as provided for under the DGCL.

SHAREHOLDER CONSENT TO ACTION WITHOUT MEETING	As set out in the Parent Amended Memorandum and Articles of Association, for so long as the Post-Combination Company has more than one shareholder, any action required or permitted to be taken by the holders of shares of the Post-Combination Company requires the unanimous consent of the holders of the Parent Shares before the shareholders may act by way of written resolution in lieu of holding a duly called annual or extraordinary general meeting of such shareholders.	As set out in the charter, except as may be otherwise provided for any action required or permitted to be taken by the stockholders of the Company must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Company’s Class B Common Stock with respect to which action may be taken by written consent.

MEETINGS OF SHAREHOLDERS	The quorum is set in the Parent Amended Memorandum and Articles of Association. Two members present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more	The quorum is set in the Company’s Bylaws. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the

	Post-Combination Company Shareholders	Lionheart Stockholders
	than 50% of the votes that may be cast by all members at the relevant time shall be a quorum at a general meeting; provided, however, that at any time when the Post-Combination Company is a single-member company, one member of the Post-Combination Company present in person or by proxy, at a general meeting of it shall be a quorum.	transaction of business, except as otherwise provided by statute or by the charter. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

DISTRIBUTIONS AND DIVIDENDS; REPURCHASES AND REDEMPTIONS

Under Irish law, the Post-Combination Company may only pay dividends and make other distributions (and, generally, make share repurchases and redemptions) out of distributable profits. In addition, no dividend may be paid or other distribution, share repurchase or redemption made by the Post-Combination Company unless the net assets of the Post-Combination Company are equal to, or exceed, the aggregate of the Post-Combination Company’s called-up share capital plus its un-distributable reserves and the dividend or other distribution, share repurchase or redemption does not reduce the Post-Combination Company’s net assets below such aggregate.

The Parent Amended Memorandum and Articles of Association authorizes the Board to pay such dividends as appears to the Board to be justified by the profits of the Post-Combination Company.

The Board may also recommend a dividend to be approved and declared by the Post-Combination Company shareholders at a general meeting, provided that no such dividend may exceed the amount recommended by the Board.

Stockholders have the right to receive dividends to the extent declared by the board of directors.

	Post-Combination Company Shareholders	Lionheart Stockholders

NUMBER OF DIRECTORS

Under the Parent Amended and Restated Memorandum and Articles of Association, the number of directors shall from time to time be not less than two nor more than seven.

Under the Parent Amended and Restated Memorandum and Articles of Association, the Board will be divided into three classes designated as Class I, Class II and Class III. The term of the initial Class I directors shall terminate at the conclusion of the Combined Company’s 2023 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of the Combined Company’s 2024 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of the Combined Company’s 2025 annual general meeting. Directors are eligible to stand for re-election at the relevant annual general meeting. Directors shall be re-elected for a three-year term.

Size of Board: Under the Company’s charter, the number of directors, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Company’s board of directors pursuant to a resolution adopted by a majority of the Company’s board of directors.

Election of Directors: Under the Company’s charter, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Company’s board of directors is authorized to assign members of the board already in office to Class I, Class II or Class III. Each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

VACANCIES ON BOARD OF DIRECTORS	Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director in accordance with the Parent Amended and Restated Memorandum and Articles of Association, may be filled by a majority of the directors then in office or by ordinary resolution of the shareholders (i.e., a simple majority of the members attending and voting). The replacement director will hold office until the next annual general meeting at which the director he replaces would have been subject to retirement by rotation.	Under the Company’s charter, newly created directorships resulting from an increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders), and any director so chosen will hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation,

	Post-Combination Company Shareholders	Lionheart Stockholders

In the event of a contested election (i.e., where the number of Post-Combination Company director nominees exceeds the number of post-Combination Company directors to be elected), each of those nominees shall be voted upon as a separate resolution and the directors of the of Post-Combination Company shall be elected by a plurality of the votes cast in person or by proxy at any such meeting. “Elected by a plurality” means the election of those of Post-Combination Company director nominees equaling in number the number of positions to be filled at the relevant general meeting that receive the highest number of votes.

retirement, disqualification or removal.

REMOVAL OF DIRECTORS; STAGGERED TERM OF DIRECTORS	Under Irish law, Post-Combination Company shareholders may remove a director without cause by ordinary resolution, before the expiration of his or her period of office by way of ordinary resolution, provided that at least 28 clear days’ notice of the resolution is given to the Post-Combination Company, and the shareholders comply with the relevant procedural requirements of the Irish Companies Act. Under Irish law, one or more Post-Combination Company shareholders representing not less than 10% of the paid-up share capital of the Post-Combination Company carrying voting rights may requisition the holding of an extraordinary general meeting at which a resolution to remove a director and appoint another person in his or her place may be proposed.

The Company’s charter, whenever the holders of one or more series of the preferred stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the preferred stock as set forth in the Company’s charter and such directors shall not be included in any of the classes created pursuant to the Company’s charter unless expressly provided by such terms.

Any or all of the other directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

COMMITTEES	Under the Parent Amended and Restated Memorandum and Articles of Association, the directors of Post-Combination Company may establish one or more committees

	Post-Combination Company Shareholders	Lionheart Stockholders
consisting in whole or in part of members of the Board. The composition, function, power and obligations of any such committee will be determined by the Board from time to time.

CUMULATIVE VOTING		Under the charter the holders of shares of Common Stock shall not have cumulative voting rights with regard to election of directors.

AMENDMENT OF GOVERNING DOCUMENTS	The Parent Amended and Restated Memorandum and Articles of Association may only be amended by a special resolution of the shareholders.	Pursuant to the DGCL, the affirmative vote of the holders of a majority of the voting power of the common stock entitled to vote thereon is required to amend, alter, or repeal provisions of the charter, subject to any additional vote required therein. In addition, for so long as any shares of Class B Stock shall remain outstanding, the, affirmative vote of the holders of a majority of the shares of Class B Stock outstanding, voting separately as a single class, shall be required to amend, alter or repeal any provision of the charter, in a manner that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Stock; and the affirmative vote of the holders of at least 65% of all outstanding shares of the common stock, shall be required to amend Article IX regarding business combinations and redemption rights.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Subject to exceptions, the Irish Companies Act does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to the company.

The exceptions allow a company to (i) purchase and maintain director and officer insurance against any

Under the charter, the Company, to the fullest extent permitted by Section 145 of DGCL, shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or

Post-Combination Company Shareholders	Lionheart Stockholders

liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company and (ii) indemnify a director or other officer against any liability incurred in defending proceedings, whether civil or criminal (a) in which judgement is given in his or her favor or in which he or she is acquitted or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

Under the Parent Amended and Restated Memorandum and Articles of Association, subject to certain limitations and so far as may be permitted by the Irish Companies Act, each director, officer or employee of the Post-Combination Company, and each person who is or was serving at the request of the Post-Combination Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Post-Combination Company shall be entitled to be indemnified by the Post-Combination Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, as more particularly described in the section titled “Indemnification of Directors and Officers.”

It is expected that the Post-Combination Company will purchase and maintain directors and officers insurance on behalf of its directors, secretary, and employees.

officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, each of whom is an “indemnitee,” whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding.

Expenses (including attorneys’ fees) incurred by an indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification under the charter shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall finally be determined that he is not entitled to be indemnified by the Company.

	Post-Combination Company Shareholders	Lionheart Stockholders

LIMITED LIABILITY OF DIRECTORS	Under the Irish Companies Act, a director of the Post-Combination Company may be liable to the Post-Combination Company where such director acts in breach of certain of his or her fiduciary duties.	Under the charter, a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under DGCL unless a director violated his or her duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director.

ADVANCE NOTIFICATION REQUIREMENTS FOR PROPOSALS OF SHAREHOLDERS

The Parent Amended and Restated Memorandum and Articles of Association requires that an annual general meeting shall be convened by not less than twenty-one clear days’.

The Parent Amended and Restated Memorandum and Articles of Association requires that, subject to the Irish Companies Act, all extraordinary general meetings shall be convened by not less than 21 clear days’ notice except that they may be called by not less than 14 clear days’ notice where (i) all members, who hold shares that carry rights to vote at the meeting, are permitted to vote by electronic means at the meeting; and (ii) a special resolution reducing the period of notice to 14 days has been passed at the immediately preceding annual general meeting, or at a general meeting held since that meeting.

“clear days” means calendar days and excludes: the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect

The Company stockholder must (i) give timely notice thereof in proper written form to the Secretary, and (ii) the business must be a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not less than 90 or more than 120 days before the anniversary date of the immediately preceding meeting. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Additionally, the stockholder must provide information pursuant to the advance notice provisions in the Company’s bylaws.

	Post-Combination Company Shareholders	Lionheart Stockholders

SHAREHOLDERS’ SUITS

The Parent Amended and Restated Memorandum and Articles of Association provides that any dispute or claim arising out of or in connection with the Parent Amended and Restated Memorandum and Articles of Association will be governed by, and construed in accordance with, the laws of Ireland and that the courts of Ireland will have exclusive jurisdiction to settle any dispute arising out of or in connection with the Parent Amended and Restated Memorandum and Articles of Association.

The Parent Amended and Restated Memorandum and Articles of Association separately provides that unless the Combined Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Exchange Act or the Securities Act.

The charter provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, or any claim for aiding and abetting such alleged breach, (iii) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Bylaws, or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or arising under the federal securities laws, including the Securities Act of 1933, as amended, and the rules and regulations thereunder as to which the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum, unless the Company consents in writing to the selection of an alternative forum.

	Post-Combination Company Shareholders	Lionheart Stockholders

RIGHT TO INSPECT CORPORATE BOOKS AND RECORDS		Any stockholder may inspect the corporation’s books and records for a proper purpose during the usual hours for business.

RIGHTS TO INSPECT SHAREHOLDER LIST		Under Section 220 of the DGCL, a stockholder or its agent has a right to inspect the Company’s stock ledger, a list of all of its stockholders and its other books and records during the usual hours of business upon written demand stating his purpose (which must be reasonably related to such person’s interest as a stockholder). If the Company refuses to permit such inspection or refuses to reply to the request within five business days of the demand, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

CLASS ACTION SUITS		Generally, the Company is subject to potential liability under the federal securities laws and under Delaware law. Under the DGCL, a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. Generally, a person may institute and maintain such a suit only if such person was a stockholder at the time of the transaction that is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. The DGCL also requires that the derivative plaintiff make a demand on the directors of the corporation to assert the corporate claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile. In certain circumstances, class action lawsuits are available to stockholders.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL

Overview

Holders of common stock are being asked to approve the BCA and the SID and the transactions contemplated thereby, including the Business Combination. Company stockholders should carefully read this proxy statement/prospectus in its entirety for more detailed information concerning the BCA and the SID, which is attached as Annex A and Annex B-1 to this proxy statement/prospectus. Please see the sections entitled “The Business Combination Proposals” and “The Business Combination Agreement and the Scheme Implementation Deed” in this proxy statement/prospectus for additional information regarding the Business Combination and a summary of certain terms of the BCA and the SID. You are urged to read the BCA and the SID carefully and in its entirety before voting on this proposal.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock that are voted at the Special Meeting, voting as a single class, is required to approve the Business Combination Proposal.

Failure to submit a proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the Business Combination Proposal.

The Business Combination is conditioned upon the approval of the Business Combination Proposal, subject to the terms of the BCA and the SID. If the Business Combination Proposal is not approved, the other Proposals (except the Adjournment Proposal, as described below) will not be presented to the stockholders for a vote.

Recommendation of the Board of Directors

THE LIONHEART BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow the Lionheart Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders (A) in the event that any supplement or amendment to this proxy statement/prospectus that the Lionheart Board has determined in good faith is required by applicable law to be disclosed to our stockholders, so that our stockholders have sufficient time to review such supplement or amendment prior to the Special Meeting, (B) in the event that, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (C) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, but no other proposal if the Business Combination Proposal is approved.

Consequences if the Adjournment Proposal is not Approved

If the Adjournment Proposal is not approved by our stockholders, we may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or any other proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, entitled to vote and actually cast thereon at the Special Meeting.

Failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the Adjournment Proposal.

The Business Combination is not conditioned upon the approval of the Adjournment Proposal.

Recommendation of the Board of Directors

THE LIONHEART BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION RELATED TO LIONHEART

In this section “we,” “us,” “our” or the “Company” refer to the Company prior to the Business Combination and to the Post-Combination Company following the Business Combination.

Introduction

We are a blank check company incorporated on January 14, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act, because we have no operations and nominal assets consisting solely of cash and/or cash equivalents. Our management team has an extensive track record of acquiring attractive assets at disciplined valuations, investing in growth while fostering financial discipline and improving business results.

Company History

In January 2021, our Sponsor purchased an aggregate of 2,875,000 Founder Shares of Class B Common Stock, for an aggregate purchase price of $25,000 or approximately $0.009 per share.

On November 8, 2021 (the “IPO Closing Date”), we consummated our IPO of 12,500,000 Public Units of the Company, including 1,000,000 Public Units issued pursuant to the full exercise of the underwriter’s over-allotment option. Each Public Unit consists of one share of Class A Common Stock, and one-half of one redeemable Public Warrant, each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (subject to adjustment). The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to us of $125,000,000.

Simultaneously with the IPO Closing Date, we completed the private sale (the “Private Placement”) of 2,000,000 Company Private Warrants at a price of $1.00 per Company Private Warrant and the sale of 400,000 Company Private Units in a private placement to our Sponsor and Nomura, Northland Securities, Inc. and Drexel Hamilton, LLC, the underwriters of the IPO (the “IPO Underwriters”), generating gross proceeds of $6,000,000. The Company Private Units are identical to the Company Public Units sold in the Public Offering, and the Company Private Warrants are identical to the Company Public Warrants except that the Company Private Warrants that so long as they are held by our Sponsor, the IPO Underwriters or their respective permitted transferees, the private shares and the private warrants (including the Class A common stock issuable upon the exercise of the private warrants) may not be transferred, assigned or sold until 30 days after the completion of our initial business combination. The sale of the Company Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On the IPO Closing Date, $126,250,000 of the gross proceeds from the Public Offering and the sale of the Company Private Units was deposited in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee (the “Trustee”), and we had $1,736,730 of cash held outside of the Trust Account, after payment of costs related to the Public Offering, and available for working capital purposes. We incurred $7,388,270 in transaction costs related to the Public Offering, including $2,500,000 of underwriting fees, $4,375,000 of deferred underwriting fees and $513,270 of other offering costs.

Funds held in the Trust Account have been invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund, selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our second amended and restated certificate of incorporation

(a) to modify the substance or timing of the ability of holders of our public shares to seek redemption in connection with an initial business combination or our obligation to redeem 100% of our public shares if we do not complete a Business Combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any six additional one-month extension periods, (for a total of up to 18 months from the closing of the IPO Closing Date) to complete our initial business combination; provided that at the beginning of each one-month extension, our Sponsor (or its designees) must deposit into the Trust Account funds equal to thirty-three hundredths of one percent (0.33%) of the gross proceeds of the Public Offering (including such proceeds from the exercise of the IPO Underwriters’ over-allotment option in full) for each one-month extension of the time period to complete our initial business combination, in each case, in exchange for a non-interest bearing, unsecured promissory note (the “Extension Period”) or (b) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of our public shares if we are unable to complete our initial business combination within 12 months from the IPO Closing Date (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period), subject to applicable law.

Redemption Rights for Holders of Public Shares

We will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Class A Common Stock upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account will initially be approximately $10.10 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the IPO Underwriters. Our Sponsor, officers, directors have agreed to waive their redemption rights with respect to any founder shares, private shares and any public shares held by them in connection with the completion of our initial business combination.

Limitation on Redemption Rights

Notwithstanding the foregoing, if we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our second amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our Public Offering, which we refer to as the “Excess Shares.” Such restriction shall also be applicable to our affiliates.

We believe this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed initial business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a public stockholder holding more than an aggregate of 15% of the shares sold in the Public Offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our stockholders’ ability to redeem no more than 15% of the shares sold in the Public Offering without our prior consent, we believe we will limit the ability of a small group of stockholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with an initial business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.

Submission of Business Combination to a Stockholder Vote

The Special Meeting to which this filing relates is to solicit your approval of the Business Combination. The Public Stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then Public Stockholders who elected to exercise their redemption rights will not be entitled to receive such payments. The Company has entered into a letter agreement with the Sponsor and our directors and officers pursuant to which, among other things, each such person has agreed to vote all shares of our common stock owned by it, him or her in favor of the Proposals. However, we intend to waive such obligations of the Sponsor, our directors and/or our officers to vote their shares of common stock in favor of the Proposals in respect of any shares purchased by such purchasers in Open Market Purchases. As a result, in addition to the shares of common stock held by the Sponsor and its officers and directors, Lionheart may need only 4,612,501, or 36.9% (assuming all outstanding shares are voted), or approximately 4.85% (assuming only the minimum number of shares representing a quorum are voted), of the Class A Common Stock to be voted in favour of the Business Combination in order to have the Business Combination approved.

Permitted Purchases of Our Securities

If we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our initial stockholders, directors, officers, advisors or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions prior to completion of our initial business combination.

The purpose of any such purchases of shares could be to vote such shares in favor of the initial business combination and thereby increase the likelihood of obtaining stockholder approval of the initial business combination or to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with our initial business combination. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our shares of Class A Common Stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our Sponsor, officers, directors and/or their affiliates anticipate that they may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with our initial business combination. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to our initial business combination. Our Sponsor, officers, directors, advisors or their affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of our Class A Common Stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act.

Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

Redemption of Public Shares and Liquidation if no Initial Business Combination

Our second amended and restated certificate of incorporation provides that we will have only 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period) to complete our initial business combination. If we are unable to complete our initial business combination within such 18-month period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the 18-month time period.

Our Sponsor, officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and private shares held by them if we fail to complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period). However, if our Sponsor, officers and directors acquire public shares at a later date, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination within the allotted 18-month time period.

Our Sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated certificate of incorporation (i) to modify the substance or timing of the ability of holders of our public shares to seek redemption in connection with our initial business combination or our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless we provide our public stockholders with the opportunity to redeem their shares of Class A Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement (described above), we would not proceed with the amendment or the related redemption of our public shares at such time.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,736,730 of proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. We will depend on sufficient interest being earned on the proceeds held in the Trust Account to pay any tax obligations we may owe. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes on interest income earned on the Trust Account balance, we may request the Trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds of the Public Offering and the sale of the Company Private Units, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.10. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.10. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. We are not aware of any product or service providers who have not or will not provide such waiver other than the underwriters of our Public Offering and our independent registered public accounting firm.

In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our Public Offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the Trust Account are reduced below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. We have not asked our Sponsor to reserve for such indemnification obligations and we cannot assure you that our Sponsor would be able to satisfy those obligations. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.10 per public share.

We will seek to reduce the possibility that our sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (except for our Independent Registered Public Accounting Firm), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our sponsor will also not be liable as to any claims under our indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $1,750,000 from the proceeds of the Public Offering with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from our trust account could be liable for claims made by creditors. In the event that our offering expenses and other operating costs exceed our estimate of $750,000, we may fund such excess with funds from the funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. Conversely, in the event that the offering expenses and other operating costs are less than our estimate of $750,000, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period) may be considered a liquidating distribution under Delaware law. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period), is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution. If we are unable to complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible following the expiration of such 18-month period and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

Because we will not be complying with Section 280 of the DGCL, Section 281(b) requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we will seek to have all vendors, service providers, prospective target businesses or otherentities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account. As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the Trust Account is remote. Further, our Sponsor may be liable only to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under our indemnity of the underwriters of the

Public Offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims.

If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.10 per share to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. Furthermore, our Board may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our public stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of our initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend any provisions of our second amended and restated certificate of incorporation (A) to modify the substance or timing of the ability of holders of our public shares to seek redemption in connection with our initial business combination or our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of all of our public shares if we are unable to complete our business combination within 12 months from the closing of the Public Offering (or up to 18 months if we extend the period of time to consummate our initial business combination pursuant to any Extension Period), subject to applicable law. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. However, in the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the initial business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account.

Such stockholder must have also exercised its redemption rights as described above. These provisions of our second amended and restated certificate of incorporation, like all provisions of our second amended and restated certificate of incorporation, may be amended with a stockholder vote.

Facilities

Our executive offices are located at 4218 NE 2nd Avenue, Miami, Florida 33137, and our telephone number is (305) 573-3900. Our executive offices are provided to us by our Sponsor. Commencing on November 2, 2021, we have agreed to pay our Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. We consider our current office space adequate for our current operations.

Employees

We currently have three officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the initial business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such. From time to time we may become involved in legal proceedings or may be subject to claims arising in the ordinary course of our business. Although the results of litigation and claims cannot be predicted with certainty, we currently believe that the final outcome of these ordinary course matters will not have a material adverse effect on our business, operating results, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

MANAGEMENT OF THE COMPANY

In this section “we,” “us,” “our” or the “Company” refer to the Company prior to the Business Combination and “Board” refers to the Board of Directors of the Company prior to the Business Combination.

Directors and Executive Officers

The Company’s current directors and executive officers are as follows:

Name	Age	Position
Ophir Sternberg	51	Chairman of the Board of Directors, President and Chief Executive Officer
Paul Rapisarda	67	Chief Financial Officer
Faquiry Diaz	47	Chief Operating Officer
James Anderson	72	Director
Thomas Byrne	59	Director
Thomas Hawkins	60	Director
Roger Meltzer	70	Director

Ophir Sternberg, our Chairman, President and Chief Executive Officer since inception, has over 28 years of experience acquiring, developing, repositioning and investing in all segments of the real estate industry, including office, industrial, retail, hospitality, ultra-luxury residential condominiums and land acquisitions. Mr. Sternberg is the Founder and Chief Executive Officer of Miami-based Lionheart Capital, founded in 2010. Lionheart Capital is a Miami-based diversified investment firm focused on building shareholder value in high-growth companies.

Mr. Sternberg began his career assembling, acquiring and developing properties in emerging neighborhoods in New York City, which established his reputation for identifying assets with unrealized potential and combining innovative partnerships with efficient financing structures to realize above average returns. Mr. Sternberg came to the United States in 1993 after completing three years of military service within an elite combat unit for the Israeli Defense Forces.

Under Mr. Sternberg’s leadership, Lionheart Capital executed numerous prominent real estate transactions and repositions, including The Ritz-Carlton Residences in Miami Beach, which resulted in a total sell-out value in excess of $550 million, as well as purchase of the development’s site, the former Miami Heart Institute. Additionally, Mr. Sternberg led the $120 million sale of The Seagull Hotel, making it the highest grossing hotel sale of 2020 in Miami Beach. Mr. Sternberg and Lionheart Capital are currently in development on a number of other projects, including retail properties in Miami’s fashion and culture epicenter, The Design District. In addition to The Ritz-Carlton Residences, Miami Beach, Lionheart Capital also developed The Ritz-Carlton Residences Singer Island, Palm Beach, cementing a reputation for developing high-end luxury branded properties.

In 2017, Mr. Sternberg founded Out of the Box Ventures, LLC, a Lionheart Capital subsidiary, to acquire and reposition distressed retail properties throughout the United States. With 19 properties in 14 states, Out of the Box Ventures currently controls over 5 million square feet of big box stores, shopping centers and enclosed regional mall properties with plans to improve and expand upon these acquisitions.

Mr. Sternberg and Lionheart Capital are dedicated to working with best-in-class operators and partners such as Marriot International. Lionheart Capital has been able to execute numerous, marquee transactions due largely in part to Mr. Sternberg’s extensive industry relationships particularly with key institutional investors.

In March 2020, Mr. Sternberg became Chairman of Nasdaq-listed OPES which on June 30, 2020, announced a definitive agreement to merge with BurgerFi International LLC. The OPES-BurgerFi merger closed on December 16, 2020 to form BurgerFi International Inc., or BurgerFi, a fast-causal “better burger” concept that consists of approximately 120 restaurants nationally and internationally. Mr. Sternberg is the Chairman of the post-combination Nasdaq-listed company, BurgerFi (NASDAQ: BFI). The OPES team, led by Mr. Sternberg, evaluated over 50 potential targets and negotiated business combination terms with multiple candidates in a span of a few months and acquired BurgerFi at what it believed was an attractive multiple relative to its peers.

In addition, in May 2021, Lionheart Capital led a partnership group to purchase the iconic American powerboat business, Cigarette Racing Team, from its longtime owner.

In addition, since its inception in December 2019, Mr. Sternberg has been the Chairman, President and Chief Executive Officer of Nasdaq-listed Lionheart Acquisition Corporation II (“Lionheart II”), a SPAC. Lionheart II completed its initial public offering in August 2020, in which it sold an aggregate of 23,000,000 units (including the exercise of the underwriters’ over-allotment option), each unit consisting of one share of Lionheart II Class A common stock and one-half of one redeemable warrant for one share of Lionheart II Class A common stock, for an offering price of $10.00 per unit, generating aggregate proceeds of $230,000,000. Lionheart II’s units, shares of Class A common stock and warrants currently trade on Nasdaq under the symbols “LIONU,” “LION” and “LIONW,” respectively. On July 12, 2021, Lionheart II announced a $32.6 billion business combination with MSP Recovery, a leader in data-driven solutions that recovers improperly paid benefits on behalf of Medicare, Medicaid and other commercial payers. The Lionheart II-MSP merger closed on May 23, 2022. Mr. Sternberg is qualified to serve as a director due to his extensive experience in acquiring, developing, repositioning and investing in all segments of the real estate industry.

Paul Rapisarda, who currently serves as our Chief Financial Officer, has also served as Chief Financial Officer at Lionheart Capital, Lionheart II and Out of the Box Ventures since 2019. Mr. Rapisarda is an experienced public company C-suite executive and investment banking professional with more than 25 years working in and for a variety of public and private companies. Prior to joining Lionheart Capital in June 2019, he served as Chief Financial Officer at Etrion Corp. (TSX:ETX), a dual-listed (Canada/Sweden) solar energy development company from October 2015 to December 2017. Etrion Corp. is part of The Lundin Group, a portfolio of 13 public companies in the energy and mining sectors with a combined market capitalization in excess of $16 billion, started or sponsored by the Lundin family. Mr. Rapisarda was responsible for managing all finance functions, including financial reporting, treasury & cash management, corporate finance, regulatory/SEC compliance matters and investor relations. In addition, Mr. Rapisarda established Garrison Capital Advisors LLC, a financial advisory and consulting services company in 2014. From 2008 to 2014, he worked for another dual-listed company (Canada/United States), Atlantic Power Corporation (NYSE:AT), most recently serving as Executive Vice President-Commercial Development. The company was a portfolio company controlled by Arclight Capital Partners, a private equity firm with $10.4 billion of assets under management and a focus on the energy sector. He was a key member of the executive team that successfully engineered the $1.8 billion merger with Capital Power Income L.P. and had primary responsibility for the investment of over $1.2 billion in capital from 2008-2012. Prior to Atlantic Power, Mr. Rapisarda worked for over 20 years in investment banking and private equity for several firms, including Compass Advisers LLP, Schroders, Merrill Lynch and BT Securities. He has also acted as a board member at several emerging growth companies, primarily in the energy, technology and infrastructure sectors. Mr. Rapisarda has a B.A. from Amherst College and an M.B.A. from the Harvard Business School.

Faquiry Diaz, who currently serves as our Chief Operating Officer, also serves as the Chief Operating Officer for Lionheart Capital and its affiliated entities. In this role, he leads the Mergers & Acquisitions and Corporate Strategy divisions. An investor and operator, over the past 25 years, Mr. Diaz Cala has held positions as an executive, board member, and observer at various public and private corporations in the US and internationally. Mr. Diaz Cala also serves as Chief of Mergers and Acquisitions and Corporate Strategy at BurgerFi International, Inc. (NASDAQ: BFI), where Ophir Sternberg serves as Executive Chairman. He has also served on the boards of several non-profit organizations and educational institutions. He is a graduate of the Wharton School at the University of Pennsylvania and resides in Miami, Florida.

James Anderson, one of our directors, has over 40 years of entrepreneurial business experience with a major focus in real estate and business development including internationally. He has either been a sole founder or founding partner in several commercial ventures. From April 2020 to December 2020, Mr. Anderson served on the board of directors of OPES Acquisition Corp., which later merged with BurgerFi International LLC. He has been an owner/broker of JA Real Estate Partners, LLC (New York, NY) since 2001. He co-founded Iowa State Commercial Investment Company, LLC in 2017; he acted as Senior Advisor to F&T Group from 2008-2014 in connection with the Nanjing World Trade Center mixed-use development project; and he was a regional manager/vice president of DeWolfe Companies, Inc. from 1989-1996. Mr. Anderson resided in China for nearly 10 years (2008-2017) where he was involved in numerous business/real estate development projects.. He holds a BBA degree from the University of Iowa. Mr. Anderson is qualified to serve as a director due to his extensive global experience in real estate and business development.

Thomas Byrne, one of our directors, has over 30 years of experience managing and investing in both public and private growth companies and is the co-founder and Chief Strategy Officer of Kaptyn Holding Corp., an electric vehicle rideshare company since November 2018. He is also a general partner of New River Capital Partners, LP, a private equity fund which he co-founded in 1997. From 2015 to 2016 he served as the President of Pivotal Fitness. From 2004 to 2014 he was an executive of Swisher Hygiene, most recently as its CEO. In 2005 Mr. Byrne co-founded Service Acquisition Corp. International, a SPAC that later merged into Jamba Juice, where he served on the company’s board and Audit Committee until 2010. From 1988 to 1996, Mr. Byrne was an executive at Blockbuster Entertainment Group, a division of Viacom, where he last served as its Vice-Chairman and President of the Viacom Retail Group. From 1984 to 1988, Mr. Byrne served as a CPA with KPMG. He has also served on the boards of Jamba Juice, LDN CBD, Reel.com, Avaltus, ITC Learning, The Transformational Travel Council and Friends of Birch State Park.. Mr. Byrne graduated from the University of Florida with a BS in Accounting in 1980 and an MS in Accounting in 1984. Mr. Byrne is qualified to serve as a director due to his significant industry and financial and accounting experience.

Thomas Hawkins, one of our directors, previously served as a Management Consultant for MEDNAX, Inc. from February 2014 to December 2017, after serving as General Counsel and Board Secretary from April 2003 to August 2012. Prior to that, Mr. Hawkins worked for New River Capital Partners as a Partner from January 2000 to March 2003; AutoNation, Inc. as Senior Vice President of Corporate Development from May 1996 to December 1999; Viacom, Inc. as Executive Vice President from September 1994 to May 1996; and Blockbuster Entertainment Corporation as Senior Vice President, General Counsel, and Secretary from October 1989 to September 1994. Mr. Hawkins currently serves on the board of directors of the Alumni Association of the University of Michigan and Jumptuit Inc., a data analytics technology company. Mr. Hawkins also serves on the board of directors of MSP Recovery. Mr. Hawkins received his Juris Doctor from Northwestern University in 1986 and his A.B. in Political Science from the University of Michigan in 1983. Mr. Hawkins is qualified to serve as a director due to his experience as a senior executive and chief legal officer at several public companies (including his experience acquiring companies) and with counseling and serving on boards of directors.

Roger Meltzer, Esq., one of our directors, is a distinguished global leader, having produced substantial innovations for global law firms, including one of the largest and most well-known law firms in the world while demonstrating agility, compassion, and consistency, who has successfully navigated firms and local offices through challenges such as major worldwide financial headwinds, transnational cyberattacks and global pandemics, who has clearly established moral and business imperatives and has pioneered industry precedents for institutionalized equality, diversity and inclusivity and nurtured a global iconic pro bono effort, and who is known for leading and nurturing entrepreneurial, high performing, and team centric cultures. Mr. Meltzer has practiced law at DLA Piper LLP since 2007 and has held various roles: Global Co-Chairman, from 2015 to 2020, and currently as Chairman Emeritus; Americas Co-Chairman, from 2013 to 2020; Member, Office of the Chair, from 2011 to 2020; Member, Global Board, from 2008 to 2020; Co-Chairman, U.S. Executive Committee, from 2013 to 2020; Member, U.S. Executive Committee, from 2007 to 2020; and Global Co-Chairman, Corporate Finance Practice, 2007 through 2015. Prior to joining DLA Piper LLP, Mr. Meltzer practiced law at Cahill Gordon & Reindel LLP from 1980 through 2007 where he was a member of the Executive Committee from 1987 through 2007, Co-Administrative Partner and Hiring Partner from 1987 through 1999, and Partner from 1984 through 2007. Mr. Meltzer currently serves on the Advisory Board of Harvard Law School Center on the Legal Profession (May 2015 — Present); Board of Trustees, New York University Law School (September 2011 — Present); and the Corporate Advisory Board, John Hopkins, Carey Business School (January 2009 — December 2012). He has previously served on the board of directors of: The Legal Aid Society (November 2013 to January 2020), Hain Celestial Group, Inc. (December 2000 to February 2020) and The Coinmach Service Corporation (December 2009 to June 2013). Mr. Meltzer has also received several awards and honors and has been actively involved in philanthropic activity throughout his career. Mr. Meltzer also serves on the board of directors of MSP Recovery. In February 2021, Mr. Meltzer joined the board of directors and the audit committee of Haymaker Acquisition Corp. III (NASDAQ: HYAC), a special purpose acquisition corporation, and Ubicquia LLC, a privately-held smart lighting solutions provider. Mr. Meltzer is qualified to serve as a director due to his experience representing clients on high-profile, complex, and cross-border matters and his leadership qualities. Mr. Meltzer received Juris Doctor degree in law from New York University School of Law and an A.B. from Harvard College.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Each member of our board of directors will be elected at our annual meetings. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors will be authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provides that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that James Anderson, Thomas Byrne, Thomas Hawkins and Roger Meltzer are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Officer and Director Compensation

None of our officers or directors has received any cash compensation for services rendered to us. We have agreed to pay our Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. In addition, we may pay our Sponsor or any of our existing officers or directors, or any entity with which they are affiliated, a finder’s fee, consulting fee or other compensation in connection with identifying, investigating and completing our initial business combination. These individuals will also be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to our Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of our Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Thomas Byrne, Thomas Hawkins and Roger Meltzer are members of our audit committee, and Thomas Byrne will chair the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Thomas Byrne, Thomas Hawkins and Roger Meltzer meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Thomas Byrne qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. James Anderson, Thomas Byrne and Thomas Hawkins are members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. James Anderson, Thomas Byrne and Thomas Hawkins are independent and James Anderson will chair the compensation committee.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than (i) the payment to our sponsor of $15,000 per month, for up to 12 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, and (ii) the payment of a finder’s fee to one or more of the independent directors to the extent such director(s) render services in connection with locating the target business with which a successful business combination transaction is consummated, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of a listed company’s independent directors may recommend a director nominee for selection by the board of directors. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Our Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board are advised to follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for director nominees. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees, and we have filed a copy of our Code of Ethics as an exhibit to this Annual Report on Form 10-K. You will be able to review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. If these entities decide to pursue any such opportunity, we may be precluded from pursuing such opportunities. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations to present the opportunity to such entity, he or she may honor his or her fiduciary or contractual obligations to present such opportunity to such entity first, and only present it to us if such entities reject the opportunity and he or she determines to present the opportunity to us. These conflicts may not be resolved in our favor and a potential target business may be presented to another entity prior to its presentation to us. Our sponsor and directors and officers are also not prohibited from sponsoring, investing or otherwise becoming involved with, any other blank check companies, including in connection with their initial business combinations, prior to us completing our initial business combination. Our management team, in their capacities as directors, officers or employees of our sponsor or its affiliates or in their other endeavors, may choose to present potential business combinations to the related entities described above, current or future entities affiliated with or managed by our sponsor, or third parties, before they present such opportunities to us, subject to his or her fiduciary duties under Delaware law and any other applicable fiduciary duties. For example, Messrs. Sternberg and Rapisarda are currently officers or directors of the Company and each owes fiduciary duties to the Company, which may compete with us for acquisition opportunities. We believe, however, that the fiduciary duties or contractual obligations of our officers or directors will not materially affect our ability to complete our initial business combination. Our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation. For additional discussion on how our board of directors considered the conflicts of interest described in this section see “Lionheart’s Board of Directors’ Reasons for the Approval of the Business Combination.”

In March 2020, Mr. Sternberg became Chairman of OPES. On June 30, 2020, OPES announced a definitive agreement to merge with BurgerFi. The OPES-BurgerFi merger closed on December 16, 2020. Mr. Sternberg remains the Executive Chairman of the post-combination company, BurgerFi. In addition, since its inception in December 2019, Mr. Sternberg has been the Chairman, President and Chief Executive Officer of Lionheart II, a SPAC. Lionheart II completed its initial public offering in August 2020, in which it sold 23,000,000 units (including the exercise of the underwriters’ over-allotment option), each unit consisting of one share of Lionheart II Class A common stock and one-half of one redeemable warrant for one share of Lionheart II Class A common stock, for an offering price of $10.00 per unit, generating aggregate proceeds of $230,000,000. Lionheart II’s units, shares of Class A common stock and warrants currently trade on Nasdaq under the symbols “LIONU,” “LION” and “LIONW,” respectively. On July 12, 2021, Lionheart II announced a $32.6 billion business combination with MSP Recovery, a leader in data-driven solutions that recovers improperly paid benefits on behalf of Medicare, Medicaid and other commercial payers. The Lionheart II-MSP merger closed on May 23, 2022. The combined company is listed on Nasdaq under the ticker symbol “MSPR.”

Chairman Agreement

Mr. Ophir Sternberg and Parent entered into a Chairman Agreement (the “Chairman Agreement”). Pursuant to the Chairman Agreement, beginning at the closing of the Business Combination, Mr. Sternberg will serve as the Chairman of the Board of Directors of Parent (the “Parent Board”) for so long as he serves as a member of the Parent Board, unless he is earlier terminated. Mr. Sternberg will not receive any cash compensation for his service on the Parent Board nor will he be entitled to participate in any employee benefit plans of Parent.

The Chairman Agreement provides that Mr. Sternberg will be granted restricted stock units of Parent representing 3% of the issued and outstanding Parent Shares as of the grant date in accordance with and subject to the terms and conditions of the Parent’s 2022 Incentive Plan. Mr. Sternberg’s restricted stock units are subject to time-based vesting, as follows: 20% vest on the grant date, and the remaining restricted stock units will vest in quarterly installments thereafter over a period of three years subject to his continued service on the Parent Board as of each vesting date subject to earlier vesting as forth below.

In the event of the expiration or termination of the Chairman Agreement for any reason other than termination for Cause (as defined in the Chairman Agreement), any unvested outstanding equity awards held by Mr. Sternberg will immediately vest and become nonforfeitable. In the event of the termination of the Chairman Agreement by Parent for Cause, all unvested outstanding equity awards will be cancelled and forfeited, and Mr. Sternberg will not be entitled to any payment in connection therewith.

The Chairman Agreement states that Mr. Sternberg will honor his confidentiality obligations after the termination of his services.

Independent Contractor Agreement

Mr. Faquiry Diaz and Parent entered into an independent contractor agreement (the “Independent Contractor Agreement”). The Independent Contractor Agreement provides for an initial term of three years that automatically renews for one-year terms thereafter, so long as Ophir Sternberg is the Chairman of the Parent Board. Notwithstanding the foregoing, the Independent Contractor Agreement is terminable by either party at any time, with or without Cause (as defined in the Independent Contractor Agreement), effective upon notice to the other party.

In exchange for his services, Mr. Diaz Cala will be compensated and reimbursed in the total amount of $84,000, annually, payable in twelve equal monthly payments. In addition, the Independent Contractor Agreement provides that Mr. Diaz Cala will be granted restricted stock units of Parent representing 1% of the issued and outstanding Parent Shares as of the grant date in accordance with and subject to the terms and conditions of Parent’s 2022 Incentive Plan. Mr. Diaz Cala’s restricted stock units are subject to time-based vesting, as follows: 20% vest on the grant date, and the remaining restricted stock units will vest in quarterly installments thereafter over a period of three years subject to his continued service on the Parent Board as of each vesting date subject to earlier vesting as set forth below.

In the event of the termination of the Independent Contractor Agreement by Parent without Cause or upon a Change in Control (each such term as defined in the Independent Contractor Agreement), any unvested outstanding equity awards held by Mr. Diaz Cala will immediately vest and become nonforfeitable. In the event of the termination of the Independent Contractor Agreement for Cause by the Company or for any reason by Mr. Diaz Cala, all unvested outstanding equity awards will be cancelled and forfeited without consideration.

The Independent Contractor Agreement also contains non-solicitation and non-competition covenants, generally prohibiting Mr. Diaz Cala from (i) soliciting or hiring employees or business contacts during the one-year period that follows the termination of the Independent Contractor Agreement and (ii) directly or indirectly competing with Parent during the term of the Independent Contractor Agreement. In addition, the Independent Contractor Agreement states that Mr. Diaz Cala will honor his confidentiality obligations after the termination of his services.

The only discussions involving continuing employment or involvement for any persons affiliated with Lionheart before the Business Combination were with Ophir Sternberg relating to the Chairman Agreement with Parent and with Faquiry Diaz relating to an independent contractor agreement, with Parent, which provides for certain services to the Post-Combination Company. There has not been any formal or informal commitment to retain any financial advisors after the Business Combination, and there are no pre-existing relationships between Lionheart (or individuals affiliated with Lionheart) and additional investors.

Investors should also be aware of the following other potential conflicts of interest:

•

None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•

In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•

Our Sponsor, officers and directors have agreed to waive their redemption rights with respect to any Founder Shares, private shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our Sponsor, officers and directors have agreed to waive their redemption rights with respect to any Founder Shares and private shares held by them if we fail to consummate our initial business combination within 18 months after the IPO

Closing Date. If we do not complete our initial business combination within such 18-month period, the proceeds of the sale of the Company Private Units held in the Trust Account will be used to fund the redemption of our public shares, and the Company Private Warrants will expire worthless. With certain limited exceptions, the Founder Shares will not be transferable, assignable by our Sponsor until the earlier of: (A) six months after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private shares and the private warrants and the Class A Common Stock underlying such warrants, will not be transferable, assignable or saleable by the initial purchasers of the Company Private Units or their permitted transferees until 30 days after the completion of our initial business combination. Since our Sponsor and officers and directors may directly or indirectly own common stock and warrants following our Public Offering, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Permitted transferees of the Founder Shares would be subject to the same restrictions

•

Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

•

Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our sponsor or an affiliate of our sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit, or warrants, at a price of $1.00 per warrant, at the option of the lender. The units would be identical to the private placement units and the warrants would be identical to the private placement warrants.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Ophir Sternberg	BurgerFi International, Inc.	Restaurant chain company	Executive Chairman
	MSP Recovery, Inc.	Legal Services	Director
	Lionheart Capital LLC	Real estate investment firm	Chief Executive Officer
	Lionheart Management LLC	Real estate holding company	Manager
	Out of the Box Ventures LLC	Retail space redevelopment company	Manager
	Whitecap Lofts, LLC	Retail space redevelopment company	Manager
	6610 Mooretown Road, LLC	Retail real estate company	Manager
	Contrarian Retail Partners, LLC	Retail real estate company	Chairman
	OZ Holdings of Miami, LLC	Retail real estate company	Chief Executive Officer
	Lionheart MH, LLC	Retail real estate company	Chief Executive Officer
	4701 N Meridian, LLC	Retail real estate company	Chief Executive Officer
	Star Mountain Properties, LLC	Retail real estate company	Chief Executive Officer
	Chicago LH Ventures, LLC	Retail real estate company	Chief Executive Officer
	4300 NE 2nd, LLC	Retail real estate company	Chief Executive Officer
Paul Rapisarda	Lionheart Capital LLC	Real estate investment firm	Chief Financial Officer
	Lionheart Management LLC	Real estate holding company	Chief Financial Officer
	Out of the Box Ventures LLC	Retail space redevelopment company	Chief Financial Officer
	Garrison Capital Advisors LLC	Financial consulting and advisory services company	Sole Member
	Whitecap Lofts, LLC	Retail space redevelopment company	Chief Financial Officer
	6610 Mooretown Road, LLC	Retail real estate company	Chief Financial Officer
	Contrarian Retail Partners, LLC	Retail real estate company	Chief Financial Officer
Faquiry Diaz	Lionheart Capital LLC	Real estate investment firm	Chief Operating Officer
	BurgerFi International, Inc.	Restaurant chain company	Chief of Mergers and Acquisitions and Corporate Strategy
Thomas Byrne	Kaptyn Holding Corp.	Electric Vehicle Rideshare Company	Co-Founder and Chief Strategy Officer
	New River Capital Partners, LP	Private Equity Fund	General Partner
	ITC Learning LLC	Online learning company	Board of Managers
	Crystal Team LTD (T/A LDN CBD)	CBD Retailer	Director
	The Transformational Travel Council SPC	Educational Company	Director

Individual	Entity	Entity’s Business	Affiliation
	Friends of Birch State Park 501(c)(3)	Fundraising	Treasurer and Director
Thomas Hawkins	MSP Recovery, Inc.	Legal Services	Director
	Alumni Association of the University of Michigan	Educational Outreach	Director
	Jumptuit Inc.	Data Analytics Technology Company	Director
Roger Meltzer, Esq.	DLA Piper LLP (US)	Legal services	Partner
	Haymaker Acquisition Corp. III	SPAC	Director
	Haymaker Acquisition Corp. IV	SPAC	Director
	MSP Recovery, Inc.	Legal Services	Director
	Nordic Aviation 17 Limited	Aircraft Chartering	Director
	Nordic Aviation 20 Limit	Aircraft Chartering	Director
	Ubicquia LLC	Smart lighting solutions provider	Director

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. These entities may compete with us for acquisition opportunities. If these entities decide to pursue any such opportunity, we may be precluded from pursuing such opportunities.

The Company has limited the application of the “corporate opportunity” doctrine in the Existing Charter. The corporate opportunity doctrine generally provides that, as part of his or her duty of loyalty to the corporation and its stockholders, a director may not take a business opportunity for his or her own if: (1) the corporation is financial able to exploit the opportunity; (2) the opportunity is within the corporation’s line of business; (3) the corporation has an interest or expectancy in the opportunity; and (4) by taking the opportunity for his or her own, the self-interest of the director will be brought into conflict with the director’s duties to the Corporation. Section 122(17) of the DGCL expressly permits a Delaware corporation to renounce in its certificate of incorporation any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or its officers, directors or stockholders. Accordingly, the Existing Charter provides that the corporate opportunity doctrine shall not apply with respect to the Company or any of its officers or directors. The Company does not believe that the limitation of the application of the corporate opportunity doctrine in the Existing Charter had any impact on its search for a potential business combination.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. However, in the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, our sponsor, officers and directors have agreed to vote any founder shares and private shares held by them and any public shares purchased during or after the Public Offering (including in open market and privately negotiated transactions) in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our second amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our second amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We will enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our second amended and restated certificate of incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

LIONHEART’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the Company’s financial statements and the notes thereto contained elsewhere in this proxy statement/prospectus. Certain information contained in the discussion, including, but not limited to, those described under the heading “Risk Factors” and analysis set forth below includes forward-looking statements that involve risks and uncertainties. References in this section to “Lionheart,” “we,” “us,” “our” and “the Company” are intended to mean the business and operations of the Company.

Overview

We are a blank check company formed under the laws of the State of Delaware on January 14, 2021 for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. We intend to effectuate the Business Combination using cash from the proceeds of the IPO and the sale of the Private Placement Warrants, our capital stock, debt or a combination of cash, stock and debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a Business Combination will be successful.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from January 14, 2021 (inception) through September 30, 2022 were organizational activities, those necessary to prepare for the IPO, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended September 30, 2022, we had net loss of $1,870,904, which consisted of operating costs of $2,327,837 and a provision for income taxes of $101,735, offset by interest earned on marketable securities held in the Trust Account of $558,668.

For the nine months ended September 30, 2022, we had net loss of $3,223,607, which consisted of operating costs of $3,840,607 and a provision for income taxes of $115,301, offset by interest earned on marketable securities held in the Trust Account of $732,301.

For the three months ended September 30, 2021, we had net loss of $2,830, which consisted of operating and formation costs.

For the period from January 14, 2021 (inception) through September 30, 2021, we had net loss of $3,859, which consisted of operating and formation costs.

Liquidity and Capital Resources

On November 8, 2021, we consummated the IPO of 12,500,000 Units, which includes the full exercise by the underwriter of its over-allotment option in the amount of 1,000,000 Units, at $10.00 per Unit, generating gross proceeds of $125,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 2,000,000 Private Placement Warrant at a price of $1.00 per Private Placement Warrant and the sale of 400,000 Private Placement Units in a private placement to the Sponsor, Nomura, and the Underwriters, generating gross proceeds of $6,000,000.

Following the IPO on November 8, 2021, including the full exercise of the over-allotment option, and the Private Placement, a total of $126,250,000 (or $10.10 per Unit) was placed in the Trust Account. We incurred $7,438,270 in IPO related costs, including $2,500,000 of underwriting fees, $4,375,000 of deferred underwriting fees, and $513,270 of other offering costs.

For the nine months ended September 30, 2022, cash used in operating activities was $911,630. Net loss of $3,223,607 was affected by interest earned on marketable securities held in the Trust Account of $732,301. Changes in operating assets and liabilities used $3,044,278 of cash for operating activities.

For the period from January 14, 2021 (inception) through September 30, 2021, cash used in operating activities was $410. Net loss of $3,859 was affected by changes in operating assets and liabilities, which provided $3,449 of cash for operating activities.

As of September 30, 2022, we had marketable securities held in the Trust Account of $126,983,891 (including approximately $734,000 of interest income) consisting of money market funds primarily invested in U.S. Treasury Bills. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through September 30, 2022, we have not withdrawn any interest earned from the Trust Account.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of September 30, 2022, we had cash of $490,218. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-Business Combination entity at a price of $10.10 per unit. The units would be identical to the Private Placement Units.

Off-Balance Sheet Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2022. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. We began incurring these fees on November 2, 2021 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and our liquidation.

The underwriters are entitled to a deferred fee of $0.35 per Unit, or $4,375,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Critical Accounting Policies

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Class A Common Stock Subject to Possible Redemption

We account for our common stock subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ deficit section of our condensed balance sheets.

Net Loss Per Common Share

We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. We have two classes of shares, which are referred to as Class A common stock and Class B common stock. Income and losses are shared pro rata between the two classes of shares. Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common stock outstanding for the period. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

Recent Accounting Standards

Management does not believe that there are any other recently issued, but not yet effective, accounting standards, that if currently adopted, would have a material effect on our condensed financial statements.

MANAGEMENT OF THE POST-COMBINATION COMPANY FOLLOWING THE BUSINESS COMBINATION

References in this section to “we,” “our,” “us” and the “Company” generally refer to SMX and its consolidated subsidiaries prior to the Business Combination and to the Post-Combination Company and its consolidated subsidiaries after giving effect to the Business Combination.

Management and Board of Directors

The following sets forth certain information, as of January 19, 2023, concerning the persons who are expected to serve as executive officers and members of the Board following the consummation of the Business Combination. The director-nominees below will be appointed to the Board effective as of the Closing Date.

Name	Age	Position

Director Nominees
Amir Bader	59	Director
Haggai Alon	48	Director
Ophir Sternberg	51	Director
Pauline Khoo	62	Director
Roger Meltzer	71	Director
Thomas Hawkins	61	Director
Zeren Browne	43	Director

Executive Officers
Haggai Alon	48	Chief Executive Officer
Limor Moshe Lotker	52	Chief Financial Officer

Information about Anticipated Executive Officers and Directors Upon the Closing

Director Nominees

Amir Bader. Amir Bader is has served as the CEO of the Dairy Farm at the Golan Heights, currently the manager of one of Israel’s largest dairy farms, since April 2017. Previously, Mr. Bader served as the CEO of Degenya Cooperative Agricultural Association from 2012 through 2016. Mr. Bader has been a director of SMX since July 2018. Mr. Bader and has more than 24 years of experience at managerial positions in dairy farms and other agricultural projects in Israel and Europe. Amir Bader also served as Kibbutz Degania A’s business manager for five years, during that period he served as the board member of several subsidiaries and companies related to the Kibbutz. Amir Bader brings to the Company board extensive experience in the management of agricultural businesses.

Haggai Alon. Haggai Alon is the founder of Security Matters (SMX) and has served as the CEO of SMX Israel since 2015 and a director and CEO of SMX since July 2018. Mr. Alon has also served at the CEO and a board member of trueGold Consortium Pty Ltd since June 2020. Mr. Alon has over 18 years of experience in commercializing technology. He has commercialized technology out of the Ministry of Defense in Israel as well as in the private sector. Haggai Alon held several roles during his time at the Ministry of Defense and was the CEO of an economic consulting firm focusing on M&A. He has a masters degree from the Tel Aviv and Haifa Universities in international relations and political science and will soon complete his Ph.D. Out of a total of 27 patent families filed in the name of SMX, Haggai Alon is a named inventor on 26 of them. Most of the applications that are part of these patent families are under examination, many are still unpublished. In 7 of the 26 patent families Haggai Alon is a named inventor, the patents have been issued in a variety of jurisdictions. Presently, Haggai Alon is a named inventor on 19 patents, all of which are in the public domain. He has also published a White Paper—New Plastic Economic Order: To regulate the entire value chain, not just the product, which calls for a transition to a new regulatory approach by the EU over plastics. Mr. Alon’s founding of Security Matters and his experience as CEO of Security Matters since 2015 makes him a valuable asset to our board.

Ophir Sternberg. — See “Management of the Company — Directors and Executive Officers”

Pauline Khoo — Ms. Khoo currently serves as the Wealth Planning Manager at Mishcon de Reya since January 2022 and was previously the Managing Director of Credit Suisse Trust Limited from August 2009 to December 2021. Ms. Khoo has more than forty years of financial and managerial experience in financial institutions, law firms and various companies. Ms. Khoo is a member of the Institute of Chartered Secretaries (by completing exams), the Society of Trust and Estate Practitionerm, the Institute of Chartered Secretaries and Administrators Chartered Trustee of Singapore Trustees Association, Family Firm Institute-Business Advisory and Family Advisory and a senior member of the Global-Asia Family Office Circle. We believe Ms. Khoo is well qualified to serve on our board due to her more than forty years of experience in financial and managerial positions.

Thomas Hawkins. — See “Management of the Company — Directors and Executive Officers”

Roger Meltzer. — See “Management of the Company — Directors and Executive Officers”

Zeren Browne. Ms. Browne has previously held senior management roles and led the marketing and commercial business activities for brands under luxury & lifestyle conglomerates LVMH and Estee Lauder Companies. Ms. Browne has been the Vice President of Strategy, Head of Fashion Sustainability of Security Matters since July 2018. She was formerly the Managing Director at Mulloway Pty Limited from October 2016 to July 2020 and is currently the Managing Director of trueGold Consortium Pty Limited since June 2020. Ms. Browne holds a Bachelor of Commerce Degree and an advanced MBA Degree from The University of Western Australia, where she was awarded the Dux and The Women in Management Scholarship. Ms. Browne brings more than 20 years’ experience in global marketing and strategic brand management to our board.

Executive Officers

Haggai Alon. — See “Management of the Post-Combination Company Following the Business Combination – Director Nominees.”

Limor Moshe Lotker. Ms. Limor Lotker, CPA was appointed as Chief Financial Officer of SMX since May 2021.

Ms. Lotker is a qualified Israel chartered accountant with over 20 years’ experience. Ms. Lotker previously worked in various roles at Baya Technologies Ltd., including Deputy CEO and CFO, from June 2009 to May 2021.

Ms. Lotker is highly experienced in financial and operational aspects of the business controllership and leading finance and investing processes. She has vast experience with publicly traded companies.

Mr. Alon and Ms. Lotker have employment agreements with Security Matters Ltd., an Israeli company and subsidiary of SMX, and as provided in their employment agreement will provide services to Security Matters Ltd, and its parent (including Empatan) and any wholly owned subsidiary thereof. Pursuant to their employment agreements, Mr. Alon and Ms. Lotker will receive a salary of approximately US$295,000 and US$203,000, respectively, and be entitled to other benefits such as receipt of options and bonus payments.

The Post-Combination Company currently expects that upon consummation of the Business Combination, four of its seven directors will be independent directors and the Board will have an independent audit committee comprised of three directors that meet the applicable Nasdaq and SEC rules for audit committee service. However, the Post-Combination Company does not anticipate that the Board will have a compensation committee or a nominating committee comprised of solely independent directors. We anticipate that Ophir Sternberg, Thomas Hawkins, and Roger Meltzer will be “independent directors,” as defined in Nasdaq listing standards.

Limitation on Liability and Indemnification of Directors and Officers

Parent will be subject to the Irish Companies Act. Subject to exceptions, the Irish Companies Act does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to the company. The exceptions allow a company to (i) purchase and maintain director and officer insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and (ii) indemnify a director or other officer against any liability incurred in defending proceedings, whether civil or criminal (a) in which judgement is given in his or her favor or in which he or she is acquitted or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

Under the Parent’s Amended and Restated Memorandum and Articles of Association, subject to certain limitations and so far as may be permitted by the Irish Companies Act, each director, officer or employee of the Post-Combination Company, and each person who is or was serving at the request of the Post-Combination Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Post-Combination Company, shall be entitled to be indemnified by the Post-Combination Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, including any liability incurred by him or her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him or her as a director, officer or employee of the Post-Combination Company or such other company, partnership, joint venture, trust or other enterprise, and in which judgment is given in his or her favor (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him or her by the court. However, any such indemnity shall not be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Post-Combination Company unless and only to the extent that the courts of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Parent is anticipated to enter into indemnification agreements with each of the directors and executive officers of Lionheart to provide contractual indemnification providing for indemnification and advancements by the Parent of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Lionheart or, at Lionheart’s request, service to other entities, as officers or directors occurring at or prior to the Merger Effective Time to the maximum extent permitted by applicable law.

Parent is also anticipated to maintain standard policies of insurance under which coverage is provided (1) to its directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, while acting in their capacity as directors and officers of the Parent, and (2) to the Parent with respect to payments which may be made by the Parent to such officers and directors pursuant to any indemnification provision contained in the Parent’s Amended and Restated Memorandum and Articles of Association or otherwise as a matter of law.

Board Leadership Structure

It is not anticipated that a policy requiring the positions of the Chairperson of the Board and Chief Executive Officer to be separate or held by the same individual will be implemented by the Board, as the Board’s determination is expected to be based on circumstances existing from time to time, based on criteria that are in the Post-Combination Company’s best interests and the best interests of its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by the Post-Combination Company or the industry in which it operates and governance efficiency. If the Board convenes for a meeting, it is expected that the non-management directors will meet in one or more executive sessions, if the circumstances warrant. The Board may consider appointing a lead independent director, if the circumstances warrant.

Risk Oversight

Upon the consummation of the Business Combination, the Board will administer the risk oversight function directly through the Board as a whole, as well as through its committees, where applicable, monitoring and assessing strategic risk exposure, enterprise risk, and governance risks. The audit committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The allocation of risk oversight responsibility may change, from time to time, based on the evolving needs of the Post-Combination Company.

Code of Business Conduct and Ethics

The Board will adopt a Code of Ethics applicable to our directors, executive officers and team members that complies with the rules and regulations of Nasdaq and the SEC. The Code of Ethics will be available on the Post-Combination Company’s website. In addition, the Post-Combination Company intends to post on the Corporate Governance section of the Post- Combination Company’s website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to the Post-Combination Company’s website address in this proxy statement/prospectus does not include or incorporate by reference the information on the Post-Combination Company’s website into this proxy statement/prospectus.

BUSINESS OF SECURITY MATTERS

References in this section to “we”, “our”, “us,” the “Company” or “Security Matters” generally refer to SMX, together with its subsidiaries.

Vision

SMX envisions itself as the next generation solution provider of brand protection, authentication and track and trace technology for the anti-counterfeit market. Its vision is to build confidence in the era of the digital economy, enabling parties to maintain trust in physical assets and processes. Its transformative solution aims at building on the principles of The United Nations’ Sustainability Development Goals, particularly Goal 12: “Ensure sustainable consumption and production patterns” that can create value for participants in the circular economy. As an increasing number of industries and sectors are committing to using recycled material and realizing the broader strategic vision of net zero carbon emissions, SMX believes its solution is the next generation for sustainability and the circular economy.

History

SMX Israel was incorporated in 2014 to provide brand protection and supply chain integrity solutions to businesses. It provides these solutions through the commercialization of the initial technology of tracking and tracing materials by observing and identifying markers (the “Source IP”). SMX’s Source IP was initiated from the Soreq Nuclear Research Center, an Israeli government research and development institute for nuclear and photonic technologies under the Israeli Atomic Energy Commission (“Soreq”). In January 2015, SMX Israel entered into the Isorad License Agreement with Isorad Ltd. (an IP holding company of Soreq) to license the Source IP and develop and commercialize the technology (the “Isorad License Agreement”). Under the Isorad License Agreement, as amended, the Source IP can be utilized in almost any industry and with any product.

In 2018, SMX Israel merged into Security Matters Limited, an Australian company, to effect a listing on the Australian Securities Exchange under the symbol “ASX: SMX.” SMX has four wholly owned subsidiaries: Security Matters Ltd., an Israeli company, Security Matters France, a French company, Security Matters Canada Ltd., a Canadian company, and SMX Beverages Pty Ltd., an Australian company. It also holds 50% of Yahaloma Technologies Inc., a Canadian company and 44.4% of trueGold Consortium Pty Ltd., an Australian company.

Overview

SMX provides one solution to solve both authentication and track and trace challenges in order to uphold supply chain integrity and provide quality assurance and brand accountability to producers of goods. Its technology works as a track and trace system using a marker, a reader and an algorithm to identify embedded sub-molecular particles in order to track and trace different components along a production process (or any other marked good along a supply chain) to the end producer.

Its proprietary marker system embeds a permanent or removable (depending on the needs of the customer) mark on solid, liquid or gaseous objects or materials. Each marker is comprised of a combination of marker codes such that each marker is designed to be unique and unable to be duplicated. The marker system is coupled with an innovative patented reader that responds to signals from the marker and, together with a patented algorithm, captures the details of the product retrieved and stored on a blockchain digital ledger. Each marker can be stored, either locally on the reader and on private servers, cloud servers or on a blockchain ledger, to protect data integrity and custody.

Business Model

SMX’s business model targets leading brands and manufacturers (as opposed to directly targeting consumers) in order to create a new market standard for circular economy solutions, brand authentication and supply chain integrity. SMX offers both business-to-business sales and “white label” solutions, depending on the needs of customers and the ultimate end use based on either a fixed fee or volume-based revenue model (or both).

SMX may work directly with the manufacturer of the products or through the manufacturer’s raw material supplier so that the manufacturer is not required to change (or is required to make no more than minimal changes to) its manufacturing process in order to implement SMX technology in the production process. Gaining the trust of raw material producers is the first stage, which in turn allows for credibility and trust when supplying solutions to brand owners, manufacturers and suppliers, which is a key step for its success.

Product and Applications

Product

SMX provides a solution comprised of three components: (1) a physical or chemical marker system coupled with (2) a reader and connected to (3) a blockchain digital platform.

Markers

Markers are embedded sub-molecular particles applied to a solid, liquid or gas. SMX uses various building blocks, comprised of a variety of molecules, to serve as markers for materials and products. For each project, its team selects a combination of molecules based on the specification of the customer and marked material (for example, the marked medium, the production process, the end use of the product and regulatory requirements, among others). SMX’s innovative reader can identify the marker and identify a response at a sub molecular building block level, designed to make the marker identification more accurate.

The ability to more accurately identify the concentration level of a marker allows SMX to use numerous markings from a variety of different molecules. This enables it to not only identify the marker, but also identify the concentration within a product within a pre-defined range and “read” whether the marked material was diluted (authenticating not only the marked goods but also identifying the quantity).

Based on the specifications of the marked product, SMX can mark materials based on several techniques, allowing its solution to be implemented across materials and processes. Markers can carry information denoting each origins of manufacture, product provenance, date of production and many other types of data, depending on customer needs.

SMX can produce either permanent or removable markers that can be applied either topically or internally to material in any state of matter (solid, liquid or gas) to form an “Intelligence on Things,” or “IOT2” marking system. The IOT2 concept involves marking products during or after the manufacturing process by inserting or applying materials to the products and encoding information through this process, namely by the treatment of materials or affixing and embedding product authentication security devices. The IOT2 concept allows for materials in a wide variety of products to be protected against counterfeiting, tampering, and diversion, and to help ensure the integrity of genuine products and manage the supply chain and logistics processes.

The marker supports invisible, indelible, and non-damaging tracking of distinctive molecules designed to ensure uniqueness and prevent duplication or counterfeiting. The marker is designed to not in any way affect the properties of the material it is applied to – it simply becomes a part of that material. The molecules are designed to be inert, inactive, and invisible to the human eye.

Readers

Markers are embedded in the material and can only be read by designated readers. A reader scans for the existence of markers. If the reading satisfies a pre-determined condition set by SMX (which can be programmed), than the reader can identify the marked product and convey information about such product to the customer.

SMX currently utilizes an x-ray wave reader that is modified according to its specifications to allow it to scan its proprietary markers. The reader and SMX’s algorithm are designed to make its detection method unique and prevent duplication or interference with its markers. The reader is available as hand-held device or industrial apparatus for large-scale applications, with the ability to read the embedded material data from a physical or chemical marker without requiring lengthy and expensive laboratory testing for confirmation.

Platform

Blockchain technology is a ledger of records, which are linked and designed to be secured using cryptography from third party infrastructure and SMX’s architecture. SMX can record a marker manifestation on the blockchain and store this information in cloud computing data storage. It has developed an algorithm designed to securely connect its reader to an existing platform (licensed from a SaaS provider) and record changing ownership and other information to the blockchain. Once SMX’s blockchain solution is implemented, a marked good or material is scanned in order to identify the marker, the results can be verified on the blockchain in order to confirm the data embedded in it, such as the identity of the producer, date of production, supplier and past owners. During the same scan, the reader can record to the blockchain a change of location or ownership of the marked product or material.

The IOT2 concept mentioned above also refers to the retrieving, analyzing and processing of encoded information embedded on products and product components and uploading such information to a cloud computing system or to a distributed blockchain system, creating a digital twin to a physical product for the purpose of product authentication, brand protection, tracking and tracing products and product components, supply chain management, and logistical processes.

Applications

SMX’s solution offers the following applications across industries:

Process Tracing

Process tracing involves the upstream marking of raw material and blockchain-backed scanning throughout processing stages to allow for full traceability of raw material across its life cycle. Manufacturers are under increasing consumer and regulatory pressure to prove material provenance in order to be able to certify compliance with environmental, social and governance, or ESG, sourcing practices and carbon content of finished goods. Through upstream marking of raw material and blockchain-backed scanning throughout the processing stages, SMX’s technology enables real tracking and tracing of materials, including the source of those materials. Additionally, SMX’s technology enables manufacturers to know whether any used items are theirs and enables them to pay third parties to collect their used products, creating a market for collecting used products and selling them to other manufacturers.

Authentication

Growing concerns about component tampering along high security or critical infrastructure product supply chains and increasing counterfeit issues for high value density products are also issues that SMX’s marking and authenticating process is designed to address. Manufacturers can validate product authenticity to their customers by marking final products or prime components and scanning the marker at a retail location or as part of the process of recycling their products.

Sustainability and Circular Economics

The end-to-end technology solution covers three product lifecycles to enhance the circular economy from raw material to manufacturing/production, packaging, and end-of-life, enabling it to re-enter the economy for recycling or reuse. By marking upstream raw material and later scanning recycled content at waste collection points, an advanced sorting of materials is enabled which can increase the value of recycled content and in turn help to increase global recycling rates and recycled content certification.

Key Strengths

Innovative Technology

SMX’s technology can serve various manufacturers’ needs such as brand protection, authentication, track and trace for supply chain integrity and quality assurance. This technology has the potential to disrupt several industries and enable manufacturers and brand owners to be better able to protect their products.

Growing Addressable Market

The circular economy represents a potential opportunity for global economic growth as society moves towards a more sustainable future and as manufacturers and other entities come under increasing consumer and regulatory pressure to comply with ESG sourcing practices.

Experienced Development Technology Team

SMX’s technology team is an experienced team of professionals, with a track record in the industrial sector and governmental agencies.

Cross Segment Activity and Collaborative Relationships

SMX’s technology is applicable for multiple industries. The growth potential of the Company is derived from the ability of SMX to provide an adaptive solution for multiple market segments, based on a unified technology solution. SMX also has collaborative relationships with leading companies which can provide it with access to various entities to which to sell its technology. This is part of the Company’s strategy to create strategic partnerships with market leaders across its main segments of activity.

Sustainability

SMX believes regulatory and consumer pressure to increase recycling rates of high-pollution materials, such as plastics and rubber as well as growing sustainability concerns and requirements to preserve resources and minimize pollution are important drivers for our growth. Thus, any such sustainability regulations and consumer pressure promoting solutions that enable the circular economy, including the solutions that SMX offers, can help to drive our growth.

Business Strategy

SMX’s roadmap for entry into markets it identifies is as follows:

Market Leader Adoption

Adoption of the solution by a market leader that provides a “seal of approval” that the technology is valid for the industry and generates added value.

Becoming an Industry Standard

Leverage the market leader’s position in the market to increase adoption by other companies along the value chain.

Regulator Adoption

In the future, SMX aims to become the preferred solution by regulators and professional associations in each industry.

Research and Development

Given the varied needs of different industries, SMX’s research and development processes are divided according to industry.

Plastics, Rubber and Other Materials

In 2022, SMX completed a successful trial of marking recycled plastics by studying the impact of gravimetric and volumetric feeding methods on final Post Consumer Recyclate, or PCR, readings. The compounding master batch and extrusion processes of these trials were performed on a pilot scale in a fully commercial and industrial facility. SMX’s team demonstrated its ability to manage the process remotely, indicating the viability of industrial scale adoption.

The successful trial provides plastic manufacturer and importing companies with a proof of concept, enabling them to more accurately identify and audit, via an automated transparent reporting system, the polymer type, number of loops and the amount of recycled content despite the size and color of the plastic. As a result, SMX is positioning itself to be able to offer plastic manufacturing and importing companies the ability to promote their operations as being sustainable and environmentally friendly. Combined with its ability to digitally certify the materials, SMX is also positioning itself to offer these companies the ability to avoid human/manual-paper auditing and use technology/automated auditing, which helps to reduce the potential for human errors and can provide for cost savings.

Gold and Other Metals

Gold

SMX formed a joint initiative with Perth Mint to develop a mine-to-marketplace ethical gold supply chain technology solution. Since the incorporation of trueGold Consortium Pty Ltd (“trueGold”) in June 2020, this research and development project aims to promote a ‘mine to product’ transparency solution dedicated to responsible mining of materials. SMX’s track & trace technology provides information on the origin of the materials and how they move across production and distribution chains towards recycling and back to refining.

On July 29, 2020, SMX signed a shareholders’ agreement with W.A. Mint Pty Ltd. (“Perth Mint”) and trueGold. The shareholders’ agreement and the ancillary agreements discuss the establishment of a new entity – trueGold – by SMX and Perth Mint. SMX granted to trueGold, subject to the terms of the license agreement, an exclusive, worldwide, perpetual license to use SMX’s technology for the purpose of commercializing it within the industry comprising gold as a precious metal (as elaborated below). SMX owns any development of its intellectual property and, while trueGold owns all generated data it creates, trueGold granted to SMX a free non-exclusive, irrevocable, perpetual, royalty free license to use the generated data, subject to regulatory requirements and to the extent that it relates to the Isorad License Agreement technology or SMX’s technology. The parties agreed that neither of Perth Mint or SMX are required to provide any funding to trueGold and that any investment by any of them in trueGold from time to time will be by way of in-kind contributions. Third party equity investors will contribute the working capital will fund R&D, development capital and other expenses in accordance with the business plan.

Other than with the consent of the other shareholders or between affiliates (defined, inter alia, as a related body corporate of a shareholder; a company in which the shareholder beneficially owns 50% or more of the issued shares) a transfer of shares will be done subject to a right of first refusal of the other shareholders, whom will also have tag-along rights and a drag-along (as elaborated below). Under the constitution (as amended in July, 2022, to add the specific right of SMX to purchase shares before any other shareholders) any shareholder wishing to transfer shares must notify the board of directors and, before the board of directors authorize the transfer of any share or shares, the share or shares must first have been offered to SMX (for its own benefit and unless SMX is 50% owned by one entity), and if SMX does not notify within 30 days that it wishes to purchase, then to all other shareholders (including SMX) at a price to be agreed on by the transferor and the directors of trueGold. If the transferor and the directors of trueGold are unable to agree on a price, the price of the relevant shares will be a price which: represents a fair market price; and is determined by expert determination administered by the Australian Disputes Centre (ADC) in accordance with the ADC Rules for Expert Determination which are operating at the time the matter is referred to ADC, which Rules are incorporated into the constitution of trueGold. The determination of such person in relation to the price of the relevant shares will be final and binding on all shareholders.

Subject to certain terms and conditions, a drag-along right is established under which where shareholders wish to dispose of all of their share to a third party that wishes to acquire 100% of trueGold and 75% or more of the aggregate number of shares on issue at that time agreed, the remaining shareholders may be forced to transfer to the third party all of the shares held by each of the remaining shareholders. In case of a deadlock (defined as a case where the board of directors disagrees on a material matter regarding the fundamental operation of trueGold or the business and cannot resolve the disagreement within 10 business days of the disagreement first arising), if the shareholders are unable to reach agreement on any matter, a dispute resolution mechanism was created.

The board of directors of trueGold was agreed to consist of not less than three and not more than seven. The initial board is be comprised as follows: SMX may appoint (remove or replace) up to two directors; Zeren Browne; Perth Mint may appoint (remove or replace) up to two directors; and Hugh Morgan, who is a non-executive, independent chair. A list of resolutions was set, which require a board majority including at least one SMX appointed director and one Perth Mint appointed director. Another list of resolutions was set, which require a resolution carried by a majority of the shareholders including SMX and Perth Mint. trueGold and Yahaloma (defined below) agreed to bear the payments to Soreq related thereto of 4.2% of its revenues. SMX’s CEO, Mr. Haggai Alon, provides CEO services to trueGold and reports to the board of directors of trueGold.

Non-Ferrous Metals

On November 29, 2022, SMX signed a products distribution and SAAS reseller agreement with Sumitomo Corporation, a Japanese corporation. Under such agreement, SMX appointed Sumitomo to act as SMX’s exclusive, worldwide distributor to market and sell markers, readers and SMX services to customers for application in the Non-Ferrous Metals Market (as defined below) only, subject to the customer entering into with SMX its standard product license agreement. The “Non-Ferrous Metals Market” is defined as all supply chain market segments of the industry for aluminum, copper, lead, nickel, zinc, molybdenum, cobalt, lithium and tin.

The price at which SMX shall sell products to Sumitomo and the license fee at which SMX shall license SMX products and SMX service to Sumitomo shall be a discount of the invoices issued to the customers.

Generally, the agreement shall remain in effect for an initial term of five years from the effective date of first commercial sale by SMX to Sumitomo of any products. The companies have agreed that over the coming years there is a target to reach US$35 million in sales.

Alcoholic Beverages

In December 2021, SMX acquired all the holdings SMX Beverages Pty Ltd, a joint venture incorporated in February 2020 for the promotion of solutions in the alcoholic beverage industries including in relation to the prevention of counterfeit alcoholic beverages, circular economy concepts and packaging and supply chain within those industries.

Diamonds and Precious Stones

On April 30, 2019, Security Matters Ltd. signed an agreement with Trifecta Industries Inc. (“Trifecta”) for the commercialization of Security Matters Ltd’s trace technology in the diamonds and precious stone industry. Under the terms of the agreement, Security Matters Ltd and Trifecta established a new entity – Yahaloma Technologies Inc. (“Yahaloma”), which is equally held by Security Matters Limited and Trifecta.

Both parties covenanted not to pursue the use of SMX’s technology for diamonds and precious stones, or any other venture related to the testing of the origin of diamonds or precious stone, other than through the Yahaloma. Additionally, in agreement with Isorad, all rights in and to any intellectual property related to the diamonds and precious stones industry that is developed by or for Yahaloma is jointly owned in equal parts by the SMX, Yahaloma and Soreq.

SMX continues to develop the technology and will supply Yahaloma technical services. SMX bears the cost of such R&D services but the agreed hourly costs of SMX’s staff is recorded as a shareholders loan of SMX to Yahaloma, once the first USD 250,000 to be paid by Trifecta are exhausted (which is yet to happen). Trifecta supplies Yahaloma diamonds and other raw materials, which remain in the ownership of Trifecta. If SMX causes damage to such diamonds during the R&D process, this will be reported the Trifecta and the damage recorded as a shareholders loan of Trifecta to Yahaloma. Trifecta will supply Yahaloma services of business development. Trifecta bears the cost of such services but the agreed hourly costs of Trifecta’s staff is recorded as a shareholders loan of Trifecta to Yahaloma. Management of Yahaloma is agreed to be jointly, with certain special resolutions requiring agreement of both parties. Actual day-to-day management is in Canada.

In addition to the shareholders loan extended by man-hours as stipulated above, the parties covenanted to extend up to USD 1 million to Yahaloma (USD 350,000 by SMX and USD 650,000 by Trifecta, with USD 250,000 extended by Trifecta registered as capital and all other funds as shareholders loans). Funds were agreed to be injected upon reaching certain milestones. The SMX loan of USD 350,000 are to be injected only upon reaching future milestones and only if such funds will be required, which stage has not yet arrived. Such SMX loan will bear an interest rate of 5% per annum. Upon Yahaloma being able to repay the shareholders loans, first a sum of USD 250,000 will be repaid to Trifecta and then all other shareholders loans will be repaid pro-rata. Only after repayment of all shareholders loans will Yahaloma distribute profits.

A party may not transfer its shares to others without the prior approval of the other party other than a transfer to an affiliate (defined as an entity directly or indirectly controlled by a party or directly or indirectly controls such party or is directly or indirectly controlled by a person which also, directly or indirectly, controls such person) done after 30 days notice to the other party, and after the affiliate agrees to adopt the agreement.

Yahaloma agreed to bear the payments to Soreq related thereto (as described in “Gold and Other Metals” above).

Electronics

SMX has joined an alliance formed by six founding partners, among them the World Business Council for Sustainable Development, to set a shared vision for a circular economy for electronics, called the Circular Electronics Partnership. This group of global companies has been brought together to reduce e-waste and to commit to a roadmap for a circular economy for electronics by 2030.

Fashion

In December 2020, SMX announced that it had launched a Fashion Sustainability Competence Centre to enable fashion brands globally, to transition successfully to a sustainable circular economy by being able to identify the origination of their raw materials and hence, recycle their own unsold and/or end-of-life merchandise

(garments, footwear and accessories including sunglasses) back into new high-quality materials and new fashion merchandise. SMX’s technology is applicable across a range of materials including leather, silk, cotton, wool, coated canvas, vegan leather, polyesters, cashmere, metals (e.g., gold & metallic parts) and plastics; and its applications encompass finished leather goods, shoes, garments, and accessories. SMX is also collaborating with several luxury fashion conglomerates on R&D projects to trace the origin of raw materials used in their supply chain and is in commercial negotiations regarding the implementation of its solution with partners in the industry.

Intellectual Property

The ability of SMX to develop and maintain proprietary IT is crucial to our success. Since 2015, SMX technology has been protected by more than 20 patent families and more than 100 patents filed around the world in various stages with respect to our marking and reading technologies. The table below lists the 20 patent families. Under each patent family, we note the countries under which such patents have been filed.

The following table provides a list of SMX’s patents that have passed the international phase (PCT) and may be publicly disclosed:

Patent Family	Countries	Type	Title and Type of Patent Protection	US Status	US App#’s	US Filing Date	US Patent #	US Publication	US Expiration Date
1	US Taiwan Japan China Europe Israel Republic of Korea	PCT	System and method for reading x-ray-fluorescence marking	Registered	15/563,756 16/709,804	Mar 2016 Mar 2016	US10539521B2 US10969351B2	Jan.2020 Apr 2021	Jul 2036 Mar 2036

2	US Australia China Europe Israel Japan Korea	PCT	Authentication of metallic objects	Registered	16/074,226	Feb 2017	US11446951B2	Sep 2022	Jan 2040

3	US Australia Europe Israel Korea	PCT	Access control system and method thereof	Published/Pending	16/083,966	Mar 2017	US20200242865A1	Jul 2020

4	US Australia China Europe Israel Japan Korea	PCT	A method and a system for XRF marking and reading XRF marks of electronic systems	Registered Registered	16/091,222 16/834,732	Apr 2017	US10607049B2	Mar 2020	Apr 2037

5	US Australia China Europe Austria Germany Estonia Spain Finland France Great Britain Latvia Sweden	PCT	An XRF analyzer for identifying a plurality of solid objects, a sorting system and a sorting method thereof	Registered	US16/311,290	Jun 2021	US10967404B2	Apr 2021	Dec 2037

Patent Family	Countries	Type	Title and Type of Patent Protection	US Status	US App#’s	US Filing Date	US Patent #	US Publication	US Expiration Date
Israel Japan Korea

6	US Australia Canada Europe Israel South Africa	PCT	Method for marking and authenticating precious stones	Registered Pending	16/328,526 17/666,866	Aug 2017	US11320384B	May 2022	Oct 2038

7	US Australia China Europe Israel Korea Taiwan Japan Ukraine	PCT	X- ray fluorescence system and method for identifying samples	Registered	16/334,431	Sep 2017	US11112372B2	Sep 2021	Jun 2038

8	US Australia China Europe Israel Japan Korea	PCT	Method for Detecting Mishandling and Misuse of Food Products	Pending	16/336,712	Sep 2017	US20210321649A1	Oct 2021

9	US Australia China Europe Israel Japan Korea	PCT	XRF-Identifiable Transparent Polymers	Registered	16/340,913	Oct 2017	US11193007B2	Dec2021	Apr 2038

10	US Australia China Europe Israel Japan Korea	PCT	A System for Virtual Currency based on Blockchain Architecture and Physical Marking	Pending	16/609,686	May 2018	US20200184465A1	Jun 2020

11	US Australia Europe Israel Korea – Application discontinuation	PCT	An Object Marking System for Authentication and Verification	Registered	16/609,700	May 2018	US11221305B2	Jan 2022	Oct 2038

12	US Australia Canada China Europe Israel Japan Korea	PCT	Management of Recyclable Goods and Their Source Materials	Application Filed	17/766,874	Oct 2020	WO2021070182A1	Apr 2021

13	US Australia China Europe Hong-Kong Israel	PCT	Systems and Methods for Supply Chain Management and Integrity	Application filed	16/980,693	Mar 2019	WO2019175878A1	Sep 2019

Patent Family	Countries	Type	Title and Type of Patent Protection	US Status	US App#’s	US Filing Date	US Patent #	US Publication	US Expiration Date
	Japan Korea		Verification Via Blockchain

14	US Australia Azerbaijan Brazil Canada China Europe Hong-Kong Indonesia Israel Japan Korea Malaysia Singapore Uzbekistan	PCT	System and Method for Detection and Identification of Foreign Elements in a Substance	Application filed	17/285,167	Oct 2019	US 20210325323 A1	Oct 2021

15	US Australia Canada Europe Israel Japan Korea	PCT	Method and System for Classification of Samples	Application filed	17/594,406	Apr 2020	WO2020212969A1	Oct 2022

16	US Australia Canada Europe Israel Japan Korea	PCT	Traceable Composite Polymers and Preparation Methods Thereof Traceable Composite Polymers and Preparation Methods Thereof for Providing Transparency in Production Value Chains	Pending Pending	17/626,916 17/626,923	Jul 2020 Jul 2020	US20220251252A1 US20220259356A1	Aug 2022 Aug 2022	Pending Pending

17	US Australia Canada Europe Israel Japan Korea	PCT	Traceable Composite Polymers and Preparation Methods Thereof Traceable Composite Polymers and Preparation Methods Thereof for Providing Transparency in Production Value Chains	Pending Pending	17/626,916 17/626,923	Jul 2020 Jul 2020	US20220251252A1 US20220259356A1	Aug 2022 Aug 2022

18	US Australia Canada Europe Israel Japan Korea	PCT	Traceable Composite for Marking Seeds and Plants	Application Filed	17/639,397	Sep 2020	20220312711 A1	Oct 2022

Patent Family	Countries	Type	Title and Type of Patent Protection	US Status	US App#’s	US Filing Date	US Patent #	US Publication	US Expiration Date

19	US Australia Canada China Europe Israel Japan Korea	PCT	Management of Recyclable Goods and Their Source Materials	Application Filed	17/769,175	Oct 2020	WO2021074919A1	Apr 2022

20	PCT/IL2021/050325	PCT	Device and Method for Detection of Viruses By XRF	Application filed		Mar 2021	WO2021191899A1	Sep 2021

Abstracts

Patent Family 1:

System and method for reading x-ray-fluorescence marking (US10,539,521, granted, expires 13/07/2036; US10969351B2, granted , expires 31/03/2036). Abstract: Method and systems are presented for authentication of precious stones, according to their natural ID and/or predetermined markings created in the stones, based on unique characteristic radiation response of the stone to predetermined primary radiation.

Patent Family 2:

Authentication of metallic objects (US16/074,226, granted, expires 25/01/2040). Abstract: The present invention provides an anti-counterfeit marking technique for verifying authenticity of objects using x-ray fluorescence (XRF) analysis.

Patent Family 3:

Access control system and method thereof (US16/083,966, Pending, filed 21/03/2017). Abstract: The present invention relates to an access control system, an access object and a method for access control. The access control system comprises an access request receiving device being configured and operable for receiving an access object; the access request receiving device comprising an emitter configured and operable for irradiating the access object with a radiation having a wavelength in the range of about 10”12 and 10”9 m and a detector configured and operable for detecting a response signal from the irradiated access object; a control circuit being configured and operable to receive the response signal from the access request receiving device and process the response signal to identify spectral features indicative of an XRF signature of the access object; wherein the control circuit is adapted to generate an unlocking signal for switching a module device between a locked state and an unlocked state upon identification of the XRF signature.

Patent Family 4:

A method and a system for XRF marking and reading XRF marks of electronic systems (US10,607,049, granted, expires 04/042037, US16/834,732, granted, expires 04/12/2037). Abstract: Methods and systems for verifying compatibility of components (e.g. parts or devices) of an electronic system are disclosed. In certain embodiments the method includes: irradiating a first and second components presumably associated with the electronic system, with XRF exciting radiation, and detecting one or more XRF response signals indicative of a first and a second XRF signatures, emitted from the first and second components in response to the irradiation. Then the first and second XRF signatures are processed to determine whether they are associated with respectively a first and second XRF marking compositions on the first and second components, and the compatibility of the first and second components to the electronic system is determined/verified based on the correspondence between the first and a second XRF signatures/marking. Certain embodiments also disclose electronic systems including at least a first and a second electronic components/devices respectively having the first and second XRF marking compositions that enable verification of compatibility of the components. Certain embodiments disclose techniques for pairing the first and second components (e.g. devices) based a correspondence between the first and second XRF signatures/markings thereof. Certain embodiments disclose various calibration techniques for calibrating the XRF measurements of XRF markings applied to different substrate materials of the electronic components.

Patent Family 5:

An XRF analyzer for identifying a plurality of solid objects, a sorting system and a sorting method thereof (US10,967,404, granted, expires 04/12/2037). Abstract: The present invention discloses a novel XRF analyzer capable of simultaneously identifying the presence of a marking composition in a plurality of objects by modulating/varying the intensity of the excitation beam on the different objects and measuring the secondary radiation thereof. The XRF analyzer comprises a radiation emitter assembly adapted for emitting at least one X-Ray or Gamma-Ray excitation radiation beam having a spatial intensity distribution for simultaneously irradiating the plurality of objects; a radiation detector for detecting secondary radiation X-Ray signals arriving from a plurality of objects in response to irradiation of the objects by X-Ray or Gamma-Ray radiation, and providing data indicative of spatial intensity distribution of the detected data X-Ray signals on the plurality of objects; and a signal reading processor in communication with the detector, the processor being adapted for receiving and processing the detected response X-Ray signals to verify presence of the marking composition included at least one surface of each object of the plurality objects.

Patent Family 6:

Method for marking and authenticating precious stones (US16/091,222, granted, expires 20/10/2038, US Divisional 17/666,866, pending, filed 08/02/2022). Abstract: Method and systems are presented for authentication of precious stones, according to their natural ID and/or predetermined markings created in the stones, based on unique characteristic radiation response of the stone to predetermined primary radiation.

Patent Family 7:

X-ray fluorescence system and method for identifying samples (US11,112,372, granted, expires 03/06/2038). Abstract: A control system and method are presented for controlling operation of an X-ray Fluorescent (XRF) system for detecting at least one material carried by a sample, for example at least one marker carried by the sample. The control system comprises: data input utility for receiving input data comprising material/marker related data about said at least one material/marker; and data processor and analyzer utility. The data processor and analyzer utility is configured and operable for analyzing the input data and determining optimal geometrical characteristics of the XRF system for optimizing operational conditions of said XRF system to maximize amount of primary X-ray radiation that reaches a predetermined region of the sample and is absorbed by a volume of said region and to maximize a portion of secondary radiation emitted from said region that reaches a detector of the XRF system; and for generating operational data to the XRF system enabling adjustment of the geometrical characteristics of the XRF system.

Patent Family 8:

Method for Detecting Mishandling and Misuse of Food Products (US16/366,712, pPending, filed 25/09/2017). Abstract: The present invention provides a method of labeling a product for human or animal use with an XRF identifiable label, the method comprising forming a pattern of at least one FDA-grade material identifiable by XRF on at least an area of the product. Wherein the pattern is optionally at least partially invisible to the naked eye and has predefined identifiable properties, wherein the product is selected from foods, therapeutics and cosmetics.

Patent Family 9:

XRF-Identifiable Transparent Polymers (US11,193,007, granted, expires 02/03/2038). Abstract: The invention provides formulations and masterbatches of a polymeric material and XRF-identifiable markers, for producing transparent elements including a polymer and at least one XRF-identifiable marker for a variety of industrial uses.

Patent Family 10:

A System for Virtual Currency based on Blockchain Architecture and Physical Marking (US16/609,686, Pending, filed 08/05/2018). Abstract: Methods and system for management of transactions of marked objects are disclosed. In an embodiment, a method for recording a marked object includes: determining specific and unique marking of the object by a reader unit; and communicating encrypted data indicative of the marking and data indicative of the marked object to at least one server system, for generating at least one record of the object and its marking thereat. The at least one server system may be a distributed blockchain system including: at least one blockchain service module adapted for recording transactions of objects in a blockchain; and at least one management service module adapted for authorization of each transaction of an object based on authentication of the transaction by: providing a reader unit with a certain reading scheme/parameters that authorize/enable the reader unit to correctly read the specific marking on the object; and obtaining from the reader unit in response, a reading data indicative of the marking being read using the reading scheme, and authenticating the object based on a match between the reading data and stored data of the object’s marking which is stored by the at least one server. In turn, before carrying out a request for recordation of a transaction for the object in the blockchain, the blockchain service module is adapted to await authorization of the transaction from the management service.

Patent Family 11:

An Object Marking System for Authentication and Verification (US11,221,305, granted, expires 23/10/2038). Abstract: Systems and methods for marking of objects, such as keys/key-blanks, in a production line are disclosed. The objects are marked by applying a marking composition(s) to pre-selected areas on the surface thereof. The system includes a marking unit for dispensing a volume of marking composition in one or more localized pre-selected areas on the surface of an object to be marked; a holder/gripper for positioning the object to be marked in one or more positions relative to the marking unit so as to allow the marking unit to dispense the marking composition on the one or more pre-selected localized areas; a reading/verification unit for detecting the marking composition applied to the object thereby verifying that the objects are properly marked; an orientation sensing unit for identifying the orientation of the object to be marked relatively to the holder. The system also includes a controller configured for controlling the operation of the holder, orientation sensing unit, and the marking unit. The reading/verification unit is adapted to identify the marking composition in the one or more pre-selected areas on surface of the object by detecting an electromagnetic signal (such as XRF signal) emitted from the marking composition (e.g. in response to its illumination by X-ray or gamma-ray).

Patent Family 12:

Management of Recyclable Goods and Their Source Materials (US17/766,874, Pending, filed 07/10/2020). Abstract: Techniques for monitoring production and reuse of a recyclable material, and/or determining a currency or quality measure thereof, are disclosed. In the disclosed embodiments one or more markers are introduced into ingredient material components of the recyclable material, where the one or more markers being indicative of one or more properties of at least one of the ingredient material components. Information indicative of at least the one or more properties is recorded in a database comprising a plurality of records, each associated with at least one of the one or more markers. A signal obtained from a product comprising the recyclable material is processed for determining presence of at least one of the one or more markers, and based thereon the information recorded in at least one of the database records associated therewith, and a quality or currency measure of at least one of the ingredient material components of the recyclable material comprised in the product is determined based on the one or more properties indicative by the information.

Patent Family 13:

Systems and Methods for Supply Chain Management and Integrity Verification Via Blockchain (US16/980,693, Pending, filed 14/03/2019). Abstract: Systems and methods for managing transactions of physical objects are disclosed. The system is connectable to a first distributed ledger adapted to record object transactions associated with transactions of one or more physical objects between parties. The system includes a second distributed ledger adapted to record data indicative of object handling operations carried out with respect to the one or more physical objects; and an object handling management module adapted to authenticate handling operations carried out with respect to the one or more physical objects. The object handling management module is configured and operable for obtaining parameters of execution of the handling operations, authenticating the parameters of execution of the handling operations, and recording the authenticated handling operations in the second distributed ledger. The system thereby enables recordation of the object transactions associated with the one or more physical objects upon authenticating that the parameters of execution of the handling operations that are carried out with respect to the one or more physical objects satisfy one or more respective predetermined conditions.

Patent Family 14:

System and Method for Detection and Identification of Foreign Elements In A Substance (US17/285,167, Pending, filed 18/10/2019). Abstract: In one embodiment, a system and method for inspecting a substance to detect and identify predetermined foreign element(s) in the substance. The foreign element may carry X-ray responding material compositions, emitting X-ray signals in response to primary exciting X-ray or Gamma-ray radiation. The inspection is performed during a relative displacement between the substance and an inspection zone, defined by an overlap region between a solid angle of emission of an X-ray/Gamma-ray source and a solid angle of detection of X-ray radiation, along a predetermined movement path, as the substance moves along said path, the detected X-ray radiation includes X-ray response signals from successive portions of the substance propagating towards, through, and out of said overlap region. Measured data indicative of X-ray response signals is analyzed to identify a signal variation pattern over time indicative of a location of at least one foreign element carrying an X-ray responsive marker.

Patent Family 15:

Method and System for Classification of Samples (US17/594,406, Pending. filed 05/04/2020). Abstract: A method and system are provided for model-based analysis of samples of interest and management of sample classification. Predetermined modeled data is provided comprising data indicative of K models for respective K measurement schemes based on a predetermined function having a spectral line shape, data indicative of M characteristic vectors of M predetermined group to which different samples relate, and data indicative of a common vector of weights for the M groups. A data processor utilizes said data and operates to apply model-based processing to measured spectral data of a sample of interest using said predetermined modeled data, and generate classification data indicative of relation of said specific sample of interest to one of said M predetermined groups.

Patent Family 16:

Traceable Composite Polymers and Preparation Methods Thereof Traceable Composite Polymers and Preparation Methods Thereof for Providing Transparency In Production Value Chains (US17/626,916, Pending, filed 15/07/2020). Abstract: The present invention is in the field of polymers comprising XRF identifiable tracers allowing information to be encoded by the polymers, and in particular polymers for conservation, restoration and retouching in artworks, electronics, coatings, plastics etc.

Patent Family 17:

Traceable Composite Polymers and Preparation Methods Thereof Traceable Composite Polymers and Preparation Methods Thereof for Providing Transparency In Production Value Chains (US17/626,923, Pending,

filed 15/07/2020). Abstract: The present invention is in the field of polymers comprising identifiable tracers by spectroscopic methods such as XRF, IR, NIR and XRD allowing information to be encoded by the polymers, and in particular polymers for conservation, restoration and retouching in artworks, electronics, coatings, plastics, packaging, 3D printing, rubber, and the like.

Patent Family 18:

Traceable Composite for Marking Seeds and Plants (US17/639,397, application filed, filed 02/09/2020). Abstract: The invention concerns compositions and methods for authenticating an agricultural product.

Patent Family 19:

Management of Recyclable Goods and Their Source Materials (US17/769,175, application filed, filed 15/10/2020). Abstract: Techniques for managing production and reuse of a recyclable material are disclosed. Combination of markers introduced into one or more ingredient material components of recyclable materials are used to indicate one or more properties of at least one of the ingredient material components e.g., a type of material used, percentage of the material type in the recyclable material, and suchlike. A signal obtained from a product comprising the recyclable material can be processed to detect presence or absence of the combination of markers therein. Based on the detection of the combination of markers, information indicative of the one or more properties of the at least one ingredient material component is determined, and based on the information it is decided either about a suitable recycling process for reusing the at least one ingredient material component, or a suitable disposal process for disposing the product.

Patent Family 20:

Device and Method for Detection of Viruses by XRF (PCT/IL2021/050325, National Phase due by September 26, 2022). Abstract: The invention provides methods and tools for the directed and indirect detection of infection with micro-organisms pathogens in biological and non- biological samples, and specifically applications of XRF (X-ray fluorescence) methodology for the detection of infections with viral and bacterial pathogens responsible for the widespread epidemics in mammals and humans, including the current pandemic of COVID-19.

Marketing and Sales

SMX intends to concentrate its market penetration efforts into the U.S. market, including recruitment of sales and marketing personnel, either located in the U.S. or with U.S. orientation, participation in various professional expos, conventions and exhibitions and entering into agreements or arrangements with distributors in the U.S. markets and commencing collaborative relationships with commercial entities for the development of new customized products. Moreover, SMX intends to continue to invest significant resources in research and development in order to improve and build on its array of existing solutions and strive to develop new innovative products in sync with new market technological developments. SMX plans to further advance its innovative technology and commercialization efforts by:

•	engaging with additional suppliers and service providers in order to improve and streamline its product development process and supply chain;

•	increasing marketing and sales activities, concentrating on specific target markets;

•	increasing participation in professional expos, conventions and exhibitions; and

•	establishing partnerships and collaborations with strategic customers and entities in the segments relevant to its technology.

SMX’s pricing is based on the perceived value proposition of its solution for its customers. The pricing model is expected to be comprised of three components:

•	set-up fee (for initial consultations);

•	marker implementation fee (typically on a per item or per kg basis) and sale or lease of readers; and

•	service fee (for reading, blockchain services and other support services).

Pricing may also include an annual license fee, payment of royalties, pay-per-read, or other models.

Target Industries

Fashion

For the fashion industry, SMX’s technology enables authentication from raw materials to retail stores and beyond:

Its technology targets the luxury fashion industry by enabling high-end brands to:

•	verify the origin of raw materials to prevent fraud;

•	control material usage during the manufacturing process;

•	track a product’s journey from the first point of manufacturing to delivery to customers.

•	share information on product traceability with customers to prevent fraud in returned products;

•	generate secondary and reseller demand by demonstrating product authenticity; and

•	improve upcycling and recycling processes through material recognition, grading, and recycled content certification.

Electronics

For the electronics industry, SMX’s technology enables end-to-end traceability and authentication from raw material to point of use.

Its technology targets semiconductor manufacturers enabling a manufacturer to:

•	verify the origin of raw material;

•	control material usage;

•	demonstrate product authenticity along its supply chain;

•	detect tampering during use (e.g., when giving products off-premises for maintenance or other reasons); and

•	implement upcycling and/or recycling programs through material recognition, grading, and recycled content certification.

Gold and Other Metals

SMX’s technology allows for the tracing of gold or other metals from mine to consumer.

Its technology enables gold refineries, mining companies, and bullion banks to:

•	prove the origin and mine location of the gold;

•	facilitate the sale or trading of gold from ESG-compliant mines; and

•	demonstrate that their products are ESG-compliant to customers and end-users.

Plastics, Rubber and Other Materials

Given the challenges around mechanical recycling, chemical recycling is emerging as a promising solution to help tackle the global challenge associated with single use plastic waste. An embedded chemical marker allows for better tracking, monitoring and sorting of post-consumer plastic with the Circular Value Chain Approach. SMX’s technology is applicable throughout the life cycle of the material or product, from raw material to production to recycling. Its technology enables plastic footprint transparency and traceability along the supply chain.

Its digital twin technology can address a key challenge of the first step to identify, track and trace commodities produced in emerging countries for use in the developed countries, such as rubber or food commodities (e.g., cocoa, soy, and palm oil). The creation of a digital twin for each physical good enables participants in the value chain to come together and form the global ledger for the goods. As a number of industries and sectors are increasing their commitments to recycling, many companies are realizing the need for sustainability and circular economies.

Competition

Armed with its various products and designs, SMX believes it possesses a unique combination of knowledge and features. It has established an innovative, cross- segment technology, developed over several years by an experienced and dedicated team of scientists, which it believes create a barrier to entry to its competitors.

SMX’s product is currently undergoing pilot projects with customers with strong international presence. The customizable nature of its technology allows SMX to embed the technology in multiple products, from silk to rubber to diamonds to gold to plastics, across multiple segments.

SMX is constantly striving to improve its competitive status in the market by:

•

entering into agreements or arrangements with large and high-profile customers in the industry, which it believes enhances its status and reputation in multiple markets and provides opportunities to enter into new agreements or arrangements with new customers;

•	entering into agreements or arrangements with strategic partners in order to strengthen its position to become the new industry standard; and

•	Providing high level development and support services to customers, to promote customer retention, and encourage its customers to rely on SMX to use its technologies for future projects.

Facilities

SMX’s main business activities are conducted at its headquarters at in central Israel. It leases 363 square meters of office space at this location under a lease until May 31, 2027, with an option to SMX to extend the lease with an additional rental fee of 10% for an additional five years. SMX also leases an additional adjacent building of 146 square meters where it conducts research and development activities. SMX has the option to exit the lease in March 2023. The lessor (who represented that he is not aware of any such impending circumstances) has the right to shorten the lease with 90 days-notice if it is demanded by a government entity to evacuate the premises, to change the agreement or to pay fines due to the agreement. SMX believes that its current facilities are suitable and sufficient to meet its anticipated needs for the foreseeable future.

Government Royalty Obligations and Regulations

Israeli R&D Law

The Government of Israel encourages research and development projects oriented towards products for export or projects which will otherwise benefit the Israeli economy. This is conducted by the Israel Innovation Authority (IIA), which replaced the former Office of the Chief Scientist (OCS).

Under Israeli laws with respect to research and development, which is referred to as R&D Law, a royalty of between 3% to 5% applies to the net sales of products developed from a project funded by the IIA, beginning with the commencement of sales of products developed with grant funds and ending when a dollar-linked amount equal to 100% of the grant plus interest at LIBOR has been repaid. The terms of the R&D Law also place restrictions on the location of the manufacturing of products developed with government grants, which, in general, must be performed in Israel, and on the transfer to third parties of technologies developed through projects in which the government participates. SMX’s research and development team will remain in Israel and all funds previously received by way of a grant from IIA have been invested in Israel.

The IIA has published a directive incorporating most of the former provisions, including those with respect to transfer of manufacturing rights, transfer of know-how and others. These provisions include limitations and requirements for payment with respect to outsourcing or transferring development or manufacturing activities with respect to any product or technology outside of Israel, and change in control in companies which received government funding from the OCS or IIA, which may impair ability to sell technology assets outside of Israel or to outsource, transfer develop or manufacture with respect to any product or technology that received government funding under the R&D Law outside of Israel, or consummate a change in control in the Company, all without prior approval of the IIA.

In May 2017, the IIA published the Rules for Granting Authorization for Use of Know-How Outside of Israel, or the Licensing Rules. The Licensing Rules enable the approval of licensing arrangements and other arrangements for granting of an authorization to an entity outside of Israel to use know-how developed under research and development programs funded by the IIA. Subject to payment of a “License Fee” to the IIA, at a rate that will be determined by the IIA in accordance with the Licensing Rules, the IIA may now approve arrangements for the license of know-how outside of Israel. This allows companies that have received IIA support to commercialize know-how in a manner which was not previously available. In addition, the IIA has recently published a directive incorporating most of the former provisions, including those with respect to transfer of manufacturing rights, transfer of know-how and others.

SMX had one approved project with the IIA (project number 55715, approved on November 23, 2015) of a 40% grant out of a project of up to approximately $400 thousand under which it received $196 thousand in prior years. SMX passed a final review by the IIA and no additional funding is expected to be received under the project.

SMX is obligated to pay 3% of our relevant revenues for the first three years, and 4% of the relevant revenues for further years, until repayment of the entire grant, being $196 thousand. To date we paid about $1 thousand out of such amount.

Approved Enterprise

The Israeli Encouragement of Capital Investments Law, 1959, is intended to encourage investment in industry in Israel in national priority areas, to promote economic initiatives while giving preference to advanced and innovative industries, and to strengthen development areas. Based on the Investment Law, the Investment Center may, on application, grant the status of “Approved Enterprise” for Capital Investments in industry and tourism. Certificates of approval are issued and such approval entitles the project to receive substantial support from the State. The support may be in the form of reduced taxation, investment grants or other benefits specifically designed to encourage capital investment in Israel. Such State support is conditional on certain restrictions on the activities of a supported company, which restrictions may not easily be alleviated.

In December 2016, SMX received approval as an Approved Enterprise (File 24638, Plan 429, Motion 120941) for the building of a factory for the marking of materials with an investment of ILS 3,700,000, provided that at least 24% of the investment will be financed by the issuance of new shares. Due to changes in our activity plans, we did not pursue such project and did not take any funds under such Approved Enterprise.

Isorad License Agreement

Under the Isorad License Agreement (as amended), SMX received from Isorad an exclusive, worldwide, royalty-bearing license, to make use of (including, without limitation, to develop, manufacture, use, market, offer for sale, sell, export and import in the field of marking methods) US patent number 8158432 B2 and the technology derived from it can be utilized in almost any industry and with any product. Additionally, any uses for the Israeli Security Forces and/or its purposes will be conducted via us at a “cost plus” price to be agreed. While Isorad and Soreq reserve the right to freely continue to research and develop the technology, SMX has a right of first offer to any newly developed technology. If the Source IP is developed further by Soreq and Soreq wishes to commercialize the new technology, then Soreq must offer the right to commercialize the new technology to SMX in the first instance.

SMX and its affiliate are to pay Isorad royalties for 25 years as of January 1, 2020 in the amount of 2.2% of all gross sales by the Company, our affiliates or sublicensees and after 25 years the license becomes royalty-free. Gross sales are defined under the Isorad License Agreement to include the total amount invoiced or received by SMX and/or its affiliates, including, without limitation, for sale of products and provision of services. If SMX charges a fee for sublicensing or an option for a sublicense, for which it does not pay the 2.2% royalty described above, such income will be subject to royalty payment of 15% of the amounts received. The royalties for revenues from sub-licensing the technology are payable as of January 1, 2020.

Upon the occurrence of the next M&A event (as such event is defined in such agreement to include mergers, sale of all or substantially all the assets of ours and similar event) SMX is to pay a cash amount equal to 1.5% of the Exit Consideration (as such term is defined in such agreement). Additionally, Isorad was issued 864,000 options to purchase shares of SMX and is entitled to receive 1% of any amount actually received against equity or other funding convertible into equity at the closing of the transaction and any amount actually received against equity or other funding during a period of 13 months thereafter (to be paid after reaching an aggregated received amount of US$27 million, or at the end of such 13 months, the earlier thereof). This will not apply to any future offer of shares, merger or sale of assets thereafter.

Under the Isorad Agreement, Isorad can only refuse to approve a sublicense based on governmental defense, security, governmental policy, political and other official State of Israel policy considerations. A sublicensee cannot further grant, directly or indirectly, to any third party any sublicense or rights to the technology and cannot further assign the sublicense agreement.

Specifically as to Yahaloma, the royalty rate on gross sales of Yahaloma, to be paid by Yahaloma, are 4.2% (and not 2.2% that applies solely to SMX, its other affiliates and to other sublicensees). Upon the occurrence of an M&A event (as such event is defined in such agreement to include mergers, sale of all or substantially all the assets of Yahaloma and similar event), Isorad is entitled to a fee equal to 1% of the total consideration paid to, received by, or distributed to, Yahaloma and/or its shareholders and/or its affiliates in connection with the event, including, without limitation, all cash, securities or other property which is received by Yahaloma and/or its shareholders in connection with such event of two such events (i.e. twice) at its choice.

The Isorad License Agreement will continue in full force and effect until terminated pursuant to its terms. If either party does not remedy a material breach of its obligations within 180 days of notice of the material breach, the non-defaulting party may terminate the Isorad License Agreement immediately. Isorad may terminate the agreement by providing 30 days prior written notice if the royalties payable to Isorad are $nil in any semi-annual report and we have breached other certain obligations (such as a failure to maintain a patent or patent application in the previous semi-annual review period).

SMX has provided broad indemnities to Isorad and Soreq and their related parties under the terms of the Isorad License Agreement. The Isorad License Agreement is governed by the laws of Israel.

Safety Certifications and Permits

SMX is in compliance with the requirements of the ISO 9001:2015 standard for quality management and quality assurance. The ISO organization promotes worldwide proprietary, industrial and commercial standards. SMX is examined annually to verify that we comply with the ISO standards of excellence, safety, quality, process management and risks management.

Under the provisions of the Israeli Non Ionizing Radiation Law, and the Work Safety regulations (regarding employment safety and health of those working with non-ionizing radiation), the Company is required to hold a valid license for operations involving non ionizing radiation as well as employ a safety expert with qualifications as defined by the law. As of May 8, 2022, SMX has a valid license for operations involving non ionizing radiation and employs a safety expert as required by law. Additionally, the import and use of its readers may be subject to a license requirement in certain jurisdictions, which requirement may change from one jurisdiction to another.

Employees

As of August 10, 2022, SMX had 28 employees, 26 full time employees and 2 part time employees located in Israel. SMX also has two employees in Australia and one in France.

None of SMX’s employees are members of a union or subject to the terms of a collective bargaining agreement. In Israel, SMX is subject to certain Israeli labor laws, regulations and Labor Court precedent rulings, as well as certain provisions of collective bargaining agreements applicable to SMX by virtue of extension orders issued in accordance with relevant labor laws by the Israeli Ministry of Economy and Industry, and which apply such agreement provisions to SMX employees even though they are not part of a union that has signed a collective bargaining agreement.

All of SMX’s employment and consulting agreements include standard non-compete and intellectual property assignment provisions, as well as strict confidentiality obligations. The enforceability of non-compete provisions may be limited by Israeli law.

SMX has a diversity policy in effect, last updated and approved by the board on February 7, 2021, according to which we are committed to gender diversity across its Board of Directors, senior management team and across its entire workforce, with a particular goal of increasing the representation of women in all areas.

Legal Proceedings

From time to time, SMX may become involved in legal proceedings or may be subject to claims arising in the ordinary course of our business. Although the results of these proceedings and claims cannot be predicted with certainty, SMX currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on our business, operating results, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

SECURITY MATTERS’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provide information which Security Matters’ management believes is relevant to an assessment and understanding of Security Matters’ consolidated results of operations and financial condition. This discussion and analysis should be read together with the section of this proxy statement/prospectus entitled “Selected Historical Consolidated Financial Information of Security Matters” and the audited consolidated financial statements and related notes of Security Matters that are included elsewhere in this proxy statement/prospectus. This discussion and analysis should also be read together with the section of this proxy statement/prospectus entitled “Business of Security Matters” and the unaudited condensed combined pro forma financial information as of and for the and for the six months ended June 30, 2022 and for the year ended December 31, 2021 in the section of this proxy statement/prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information”. In addition to historical financial information, this discussion and analysis contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. See the section entitled “Cautionary Note Regarding Forward-Looking Statements”. Actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or elsewhere in this proxy statement/prospectus.

Overview

Security Matters Limited (“Security Matters” or “SMX” and together with its subsidiaries, the “Company” or the “Group”) was incorporated in May 2018 under Australian law. Security Matters’ registered address is K&L Gates Level 25, 525 Collins Street Melbourne, Victoria 3000, Australia. In October 2018, the Company was listed to the Australian Stock Exchange (“ASX”) under the symbol SMX.

We engage in research and development to permanently and irrevocably “mark” any object, either solid, liquid or gas, allowing identification, circularity, proof of authenticity, tracking supply chain movements and quality assurance Each marker is comprised of a combination of marker codes such that each marker is designed to be unique and unable to be duplicated. The marker system is coupled with an innovative patented reader that responds to signals from the marker and, together with a patented algorithm, captures the details of the product retrieved and stored on a blockchain digital ledger. Each unique marker can be stored, either locally on the reader and on private servers, cloud servers or on a blockchain ledger to store and protect data integrity and custody. We endeavor to provide one solution which we believe is the next generation solution for sustainability and the circular economy that is designed to solve both authentication and track-and-trace challenges in order to uphold supply chain integrity and provide quality assurance and brand accountability to producers of raw materials and goods.

Our transformative solution aims at building on the principles of The United Nations’ Sustainability Development Goals, particularly Goal 12: “Ensure sustainable consumption and production patterns” to enable a transition from both a linear- and regulatory-driven linear to a business-to-business driven closed loop Circular Value Chain Approach, or CVCA, that can create value for participants in the circular economy. With the creation of a digital “twin” of physical goods – participants in the value chain can rely on a global ledger for numerous materials and goods, with Security Matters providing a platform designed for safe and secure transactions. An increasing number of industries and sectors, from plastics to mining, are committing to recycled materials and realize the broader strategic vision of net zero carbon emissions. We offer an end-to-end turnkey solution comprised of three components: (1) a physical or chemical marker system coupled with (2) a unique reader and connected to (3) a blockchain digital platform.

Business Combination and Public Company Costs

On July 26, 2022, Security Matters and Lionheart, amongst others, entered into a business combination agreement (“BCA”) and accompanying scheme implementation deed , as may be amended, supplemented or otherwise modified from time to time (“SID”) pursuant to which SMX will list on NASDAQ via a newly-formed

Irish company (“Empatan”) currently named “Empatan Public Limited Company.” Under the BCA, a wholly owned subsidiary of Empatan will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Empatan, and existing Lionheart stockholders receiving Empatan Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Empatan Shares instead of Lionheart shares, as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions. Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Australian Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issue of Empatan Shares, with SMX then issuing a share to Empatan (resulting in SMX becoming a wholly owned subsidiary of Empatan), subject to the satisfaction of various conditions, including: Receipt of required regulatory approvals; the approval of shareholders of SMX and stockholders of Lionheart; no material adverse effect, prescribed events or breaches of representations and warranties; interdependence of the SID and BCA completing successfully; and other customary conditions to a scheme of arrangement, such as Australian court approval and an independent expert confirming that the transaction is in the best interests of SMX shareholders.

All options on issue in the SMX Employee Share Option Plan (“ESOP”) will be cancelled by private agreement and the holders of the ESOP options will be issued equivalent options in Empatan. In addition, SMX has agreed to have non-ESOP options in SMX cancelled by private agreement or, if necessary, implement an option scheme under Part 5.1 of the Australian Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being cancelled, and such participants receiving Empatan Shares on the basis of a Black-Scholes valuation for each tranche, subject to SMX option holder approval, Court approval and the satisfaction of various conditions.

The SID contains customary exclusivity provisions in favor of both parties including ‘no-shop’ and ‘no-talk’ restrictions, ‘no due diligence’, a notification obligation, and matching right. A break fee of US$2 million is payable by SMX to Lionheart and vice versa in certain circumstances including, where directors withdraw their recommendations, where a party engages in a competing acquisition and where a party breaches the SID.

Recent Developments

In August 2022, SMX entered into a Standby Equity Facility to raise up to US$1,400,000 (AU$2,000,000) for the period until October 31, 2022. Under the Standby Equity Facility, SMX retains full control of the subscription process, with the discretion as to whether to request share placements, the timing of the share placements and the maximum number of shares to be requested to be issued under each placement; the purchase price per SMX share is of 91.5% of the of the volume weighted average price of SMX’s shares during the relevant valuation period with a floor price of AU$0.17 (approximately US$0.12). Until October 24th, the Company raised the net amount of $224,000.

SMX and Parent entered into binding loan agreements on August 24, 2022 and September 05, 2022, with three private investors and entered into a note dated September 06, 2022, with one of such private investors. The investors agreed to lend the Company an aggregated amount of $2.5 million which bears interest of 10% per annum (paid quarterly in arrears) with 50% of the loan to be repaid on the first anniversary of the date of issue and 50% on the earlier of (i) the second anniversary of the date of issue, and (ii) a change in control event (which does not include the Business Combination). It has also been agreed that each investor will receive warrants to subscribe for Parent Shares and a first priority security interest in the shares of the Company’s interest in trueGold Consortium Pty Ltd. The investors may redeem part of the warrants at closing of the Business Combination.

Key Factors Affecting Operating Results

Security Matters believes that its performance and future success depend on several factors that present significant opportunities for us but also pose risks and challenges, including those discussed below and in the section of this proxy statement/prospectus titled “Risk Factors.”

Commercial Agreements

SMX’s technology seeks to enable global companies across various industries to transition more successfully to a sustainable circular economy. By adopting SMX’s technology, they can be able to tangibly measure and track the raw material from origination, through the supply chain and at the end of life—where the amount of material recycled/reused from that product item can be measured and as well as the number of times that specific material/item has been recycled/reused.

Due to the fact that we aim our sales efforts at large international market-makers conglomerates, our sale cycle is relatively slow and there is a larger risk that at any time, due to many reasons that are beyond our control, the sale cycle will be broken and all efforts will be lost.

SMX has received interest in its technology from several international market-makers conglomerates as well as parties interested in making such technology a market standard, which will greatly assist the creation of future income. Any delays in the successful completion of projects or the creation of a market standard, as well as the materialization of any of the risks described in the Risk Factors chapter herein may impact the ability to generate revenue.

Business Impact of the COVID-19 Pandemic and the Conflict in Ukraine

As a result of the spread of the COVID-19 pandemic and the Russian invasion of Ukraine, economic uncertainties have arisen which may negatively affect our financial position, results of operations and cash flows. These uncertainties include, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, and declines in consumer confidence and spending. Since the COVID-19 pandemic started, SMX prepares its global operations to disruptive situation, as such some of the actions taken, creating supplier relationships on various regions close to main clients and across all lines of activities. SMX expanded the portfolio of its potential readers’ and markers’ providers and has developed a whole methodology how to support and work remotely with a client. Although One of the SMX’s Readers’ providers is located in Kiev, Ukraine, there was no material change with the supply of the readers as the supplier also maintains operations in Czech. We have assessed that the COVID-19 pandemic and the conflict in Ukraine did not have a material or direct impact on our operations or financial position. The duration of uncertainties and the ultimate financial effects resulting from the ongoing COVID-19 pandemic and the conflict in Ukraine cannot be reasonably estimated at this time. We will continue to monitor these situations very closely and implement further measures if we believe they are required.

Components of Operating Results

The results of operations presented below should be reviewed in conjunction with the consolidated financial statements and notes included elsewhere in this proxy statement/prospectus. The following table sets forth Security Matters’ consolidated results of operations data for the periods presented:

Comparison of the Six Months Ended June 30, 2022 and 2021

The following table summarizes our historical results of operations for the periods indicated:

	Six Months Ended June 30
U.S. dollars in thousands (except of per share data)	2022	2021
Research and development expenses	(933)	(885)
Selling and marketing expenses	(378)	(197)
General and administrative expenses	(1,200)	(1,338)

Operating Loss	(2,511)	(2,420)
Finance expenses	(36)	(5)
Finance income	105	45

Loss before income tax	(2,442)	(2,380)

Income tax	—	—

Loss for the period	(2,442)	(2,380)

Basic and diluted loss per share attributable to shareholders	(0.01)	(0.02)

Operating loss for six months ended June 30, 2022 was $2,511 thousand compared to an operating loss of $2,420 thousand for six months ended June 30, 2021, an increase of $91 thousand, or 3.7%.

Comparison of the Years Ended December 31, 2021 and December 31, 2020

The following table summarizes our historical results of operations for the periods indicated:

	Year Ended December 31,
U.S. dollars in thousands (except of per share data)	2021	2020
Revenue	—	13
Cost of sales	—	10

Gross profit	—	3

Research and development expenses	2,039	1,689
Selling and marketing expenses	453	427
General and administrative expenses	2,482	2,447

Operating Loss	(4,974)	(4,560)
Finance expenses	(101)	(79)
Finance income	237	67
Share of net loss of associate companies	(101)	(1)

Loss before income tax	(4,939)	(4,573)

Income tax	—	—

Loss for the year	(4,939)	(4,573)

Basic and diluted loss per share attributable to shareholders	(0.03)	(0.04)

As a result of the foregoing, our operating loss for year ended December 31, 2021 was $4,974 thousand compared to an operating loss of $4,560 thousand for year ended December 31, 2020, an increase of $414 thousand, or 9%.

Revenue

To date, Security Matters has not yet generated significant revenue from the sale of our technology.

Operating Expenses

The Company’s current operating expenses consist of three components: research and development expenses, general and administrative expenses and selling and marketing expenses.

Research and Development Expenses, net

The Company’s research and development expenses consist primarily of wage and salary related expenses, subcontractors and consultants, depreciation and amortization of equipment, research expenses and share-based compensation expenses. The Company expects that its research and development expenses will increase as the Company continues to develop its products and recruit additional research and development employees.

The Company’s research and development expenses for the year ended December 31, 2021, amounted to $2,039 thousand representing an increase of $350 thousand, or 21%, compared to $1,689 thousand for the year ended December 31, 2020. The increase was primarily attributable to an increase of $609 thousand in wages and salaries related expenses reflecting an increase in the number of research and development employees, and an increase of $122 thousand in subcontractors’ payments. The reimbursement from paid pilots and proof of concept projects increased in $543 thousand.

The Company’s research and development expenses for six the months ended June 30, amounted to $933 thousand representing an increase of $48 thousand, or 5%, compared to $885 thousand for the six months ended June 30, 2021. The increase was primarily attributable to an increase of $412 thousand in wages and salaries related expenses reflecting an increase in the number of research and development employees, and an increase of $105 thousand in research expenses that were offset against the reimbursement from paid pilots and proof of concept projects that increased in $465 thousand.

The Company is engaged in Proof of Concept (POC) agreements according to which it receives funds for financing research and development expenses from prospective customers. Those funds are reimbursements for expenses and therefore are offset against the related R&D expenses in profit or loss. In 2021 the reimbursement from paid pilots and proof of concept projects increased by $543 thousand and in the six months ended June 30, 2022 the reimbursement increased by $465 thousand compared to the six months ended June 30, 2021.

General and Administrative Expenses

General and administrative expenses consist primarily of professional services fees, wages and salary related expenses, share-based compensation, facility-related costs, insurance and other general and administrative expenses.

The Company’s general and administrative expenses totaled $2,482 thousand for the year ended December 31, 2021, a net increase of $35 thousand, or 1%, compared to $2,447 for the year ended December 31, 2020. The net increase was primarily attributable to an increase of $343 thousand in wages and salaries related expenses reflecting an increase in the number of employees offset by decrease of $168 thousand in professional services and decrease of $105 thousand in share-based compensation expenses.

The Company’s general and administrative expenses totaled $1,200 thousand for the six months ended June 30, 2022, a decrease of $138 thousand, or 10%, compared to $1,338 for the six months ended June 30, 2021. The decrease was primarily attributable to an increase of $105 thousand in wages and salaries related expenses reflecting an increase in the number of employees offset by decrease of $162 thousand in share-based compensation.

Selling and Marketing Expenses

Sales and marketing expenses consist primarily of digital advertising, business development’s consultants and travel abroad.

The Company’s selling and marketing expenses totaled $453 thousand for the year ended December 31, 2021, an increase of $26 thousand, or 6%, compared to $427 thousand for the year ended December 31, 2020 and was primarily due to an increase in digital advertising cost associated with our marketing efforts.

The Company’s selling and marketing expenses totaled $378 thousand for six months ended June 30, 2022, an increase of $181 thousand, or 92%, compared to $197 thousand for the six months ended June 30, 2021 and was primarily due to an increase in digital advertising cost associated with our marketing efforts.

Finance Income and Expenses

Finance income, net consists primarily of exchange rate differences between ILS and AUD, interests on borrowings, fees and commissions to banks and income on short-term deposits.

The Company’s finance income totaled $237 thousand for the year ended December 31, 2021, an increase of $170 thousand, or 254%, compared to $67 for the year ended December 31, 2020. The finance income for the six months ended June 30, 2022 totaled $105 thousand, an increase of $60 thousand, or 133%, compared to $45 thousand for the six months ended 30 June, 2021. The increase is primarily due to exchange rate differences between ILS and AUD.

The Company’s finance expense totaled $101 thousand for the year ended December 31, 2021, an increase of $22 thousand or 28%, compared to $79 thousand for the year ended December 31, 2020. The finance expense for the six months ended June 30, 2022 totaled $36 thousand, an increase of $31 thousand, or 620%, compared to $5 thousand for the six months ended 30 June, 2021. The increase is related to bank commissions and interest.

Share of Net Loss of Associated Companies

Share of net loss of associated companies consists of equity loss from associated joint venture activity for the year ended on December 31, 2021 at the amount of $101 thousand. As of June 30, 2022 and December 31, 2021, the carrying amount of the investment in associated companies is $116 thousand and $147 thousand, respectively.

Income Tax

As of December 31, 2021, the Company estimated carry forward tax losses of approximately $17,659 thousand (December 31, 2020: $13,151 thousand) and as of June 30, 2022, the Company estimated carry forward tax losses of approximately $19,927 thousand (June 30, 2021: $15,306 thousand) which may be carried forward and offset against taxable income for an indefinite period in the future. The Group did not recognize deferred tax assets relating to carry forward losses in the financial statements because their utilization in the foreseeable future is not probable.

Net Loss attributable to shareholders

As a result of the forgoing, our net loss for the year ended December 31, 2021, was $4,939 thousand, compared to $4,573 thousand for the year ended December 31, 2020, an increase of 366$ thousand, or 8%. June 30, 2022, was $2,442 thousand, compared to $2,380 thousand for the six months ended June 30, 2021, an increase of 62$ thousand, or 3%.

Liquidity and Capital Resources

Overview

Since our inception through June 30, 2022, the Company has funded its operations principally through the issuance of ordinary shares and warrants, convertible notes, loans from related parties and reimbursement from prospected customers for paid pilots and proof-of-concept projects. As of June 30, 2022 and December 31, 2021, the Company had $859 thousand and $4,171 thousand, respectively, in cash and cash equivalents.

The table below presents our cash flows for the periods indicated:

	For the Six Months Ended June 30,		For the Year Ended December 31,
U.S. dollars in thousands	2022	2021	2021	2020
Net cash used in operating activities	2,862	2,386	3,908	3,515
Net cash used in investing activities	966	901	1,765	958
Net cash provided by financing activities	542	4,388	6,118	6,701

Net increase (decrease) in cash and cash equivalents	(3,286)	1,101	445	2,228

Operating Activities

Net cash used in operating activities was $3,908 thousand during the year ended December 31, 2021 compared to net cash used in operating activities of $3,515 thousand during the year ended December 31, 2020. Net cash used in operating activities was $2,862 thousand during the six months ended June 30, 2022 compared to net cash used in operating activities of $2,386 thousand during the six months ended June 30, 2021. The increase was primarily used for payment of salaries and related personnel expenses, research and development, subcontractors, consultants and materials.

Investing Activities

Net cash used in investing activities was $1,765 thousand during the year ended December 31, 2021 and consisted of cost of capitalized development expenses in the amount of $1,468 thousand and $297 thousand used for purchasing property, plant and equipment. Net cash used in investing activities was $958 thousand during the year ended December 31, 2020, consisted of cost of capitalized development expenses in the amounts of $723 thousand and $235 thousand, which were used for purchasing property and equipment.

Net cash used in investing activities was $966 thousand during the six months ended June 30, 2022 and consisted of cost of capitalized development expenses in the amount of $783 thousand and $183 thousand used for purchasing property, plant and equipment. Net cash used in investing activities was $901 thousand during the six months ended June 30, 2021 consisted of cost of capitalized development expenses in the amounts of $810 thousand and $91 thousand, which were used for purchasing property and equipment.

Financing Activities

Net cash provided by financing activities was $6,118 thousand during the year ended December 31, 2021, consisted mainly of $5,892 thousand proceeds from net issuance of shares and warrants and $395 thousand of net proceeds from the exercise of warrants, which was partially offset by payment of $98 thousand for lease liabilities and loan repayment to related parties of $103 thousand.

Net cash provided by financing activities was $6,701 thousand during the year ended December 31, 2020, consisted mainly of $6,857 thousand proceeds from net issuance of shares and warrants which was partially offset by payment of $12 thousand for lease liabilities and loan repayment to related parties of $144 thousand.

Net cash provided by financing activities was $542 thousand during the six months ended June 30, 2022, consisted mainly of $581 thousand proceeds from issuance of convertible notes, which was partially offset by payment of $39 thousand for lease liabilities.

Net cash provided by financing activities was $4,388 thousand during the six months ended June 30, 2021, consisted mainly of $4,110 thousand net proceeds from issuance of shares and $328 thousand proceeds from exercise of options, which was partially offset by payment of $50 thousand for lease liabilities.

Current Outlook

The Company has funded its operations to date primarily from the issuance of ordinary shares, warrants, issuance of convertible notes, loans from related parties and reimbursement from customers for paid pilots and proof-of-concept projects. The Company has incurred losses and generated negative cash flows from operations since inception in 2015. Since the Company’s inception, it has not generated significant revenue from the sale of products.

As of June 30, 2022 and December 31, 2021, the Company had $859 thousand and $4,171 thousand, respectively, in cash and cash equivalents. The Company expects that its existing cash and cash equivalents will be sufficient to fund its current operations until the end of 2023. In addition, the Company’s operating plans may change as a result of many factors that may currently be unknown to it, and it may need to seek additional funds sooner than planned. The Company’s future capital requirements will depend on many factors, including:

•	the successful consummation of the merger transaction with Lionheart according to the business combination agreement;

•	the progress and costs of our research and development activities;

•	the costs of filing, prosecuting, enforcing and defending patent claims and other intellectual property rights;

•	the potential costs of contracting with third parties to provide marketing and distribution services for us or for building such capacities internally; and

•	the magnitude of our general and administrative expenses.

Until the Company can generate significant recurring revenues and profit, the Company expects to satisfy its future cash needs through capital raisings and shareholders’ financial support. The Company cannot be certain that additional funding will be available when needed, on acceptable terms, if at all. If funds are not available, the Company may be required to delay or reduce the scope of research or development plans.

Contractual Obligations

Leases

Security Matters Ltd. is a party to a lease agreement dated January 14, 2020 and amended as of December 24, 2020 (the “Lease”). Under the Lease, it is obligated to pay ILS 253 thousand plus VAT per year. The Lease will expire on May 31, 2027, with an additional option of 5 years, unless terminated by the landlord due to a requirement of a governmental authority to modify or terminate the Lease, pursuant to the terms of the lease.

Related Party Borrowings

As discussed in “Certain Relationships and Related Party Transactions—SMX Related Party Transactions” below, in 2015, Security Matters Ltd. signed an agreement to receive a loan of ILS 2 Million (US$512,558 at

2015) from Kibbutz Ketura, an entity associated with Mr. Hofland, and Kibbutz Degania A, an entity associated with Mr. Bader on back-to-back terms from a third party (the Kamea Fund). The loan bears an interest at an annual rate of 4%. The balance as of December 31, 2021 was US$269,311 (including provision for bonus at the amount US$87,311), and as of December 31, 2020 was US$279,939. The balances include interest and there was no change in the interest rate. The loan was fully repaid in August 2022.

In consideration with providing the funding, Security Matters Ltd. agreed to provide, as additional consideration, a bonus payment on the occurrence of an exit or major liquidity event. The bonus payment is capped at ILS 3 Million (approximately US$965,000) per each of Kibbutz Ketura and Kibbutz Degania A (together, the “Bonus Payments”). The Bonus Payments are intended to operate in one of the two trigger events: (i) dividend distributions by Security Matters Ltd.; or (ii) the sale of shares by either Kibbutz Ketura and Kibbutz Degania A in Security Matters Ltd. (either in the event of a takeover or otherwise). Only if the aggregate amounts of one of the two trigger events exceeds the investment of Kibbutz Ketura and Kibbutz Degania A in Security Matters Ltd. (by loan or shares), the either party would be entitled to the Bonus Payment.

In August 2022, the Company signed an addendum to the loan agreement that reduces the total amount of the Bonus payment to ILS 2.5 million (US$770 thousand), that will be paid upon the completion of the Business Combination. If the Business Combination will not be completed, the terms of the Bonus payment will return as were prior to the recent signed addendum. For more information on the Bonus Payments, see Note 10 to the Security Matters Limited Consolidated Financial Statements.

Additionally, Kibbutz Ketura provides administrative services for Security Matters Ltd. for which it was paid $ 39,225 and $ 57,944 in 2021 and 2020, respectively, and $ 21,476 and $15,814 in the six months ended June 30, 2022 and 2021, respectively. Until 2020, Security Matters Ltd.’s lab was located in Kibbutz Ketura.

Government Grants

As of June 30, 2022 and December 31, 2021, the Company has a contingent liability of $174 and $196 thousand respectively, for government grant it received for the use of research and development activities from Israel Innovation Authority (IIA). The Company is subject to paying 3% of its relevant revenues for the first three years, and 4% of the relevant revenues for further years, until repayment of the entire grant.

Off-Balance Sheet Arrangements

In January 2015, the Company entered an agreement with Isorad Ltd. (a company wholly owned by the State of Israel with rights to exclusively commercialize the Soreq Research Center technology for civilian uses), according to which the Company was granted technological license in return for future royalties based on 2.2% of Gross sales by the Company and its affiliates and after 25 years the license becomes royalty-free. Upon the occurrence of an M&A event (as such event is defined in the agreement to include mergers, sale of all or substantially all the assets of ours and similar event), in the first M&A event, the Company is to pay a consideration equal to 1% of the amount received or transferred and in the second M&A event, a consideration equal to 2% of the amount received or transferred. This will not apply to any future offer of shares, merger or sale of assets thereafter.

Quantitative and Qualitative Disclosures about Market Risk

The Company is exposed to market risks in the ordinary course of business. Market risk represents the risk of loss that may impact our financial position due to adverse changes in financial market prices and rates. Our market risk exposure is primarily a result of U.S. dollar/ILS Israeli Shekels exchange rates, which is discussed in detail in the following paragraph.

Foreign Currency Exchange Risk

Currency Fluctuations

The Company’s operating expenses are denominated mainly in ILS, and therefore are currently subject to foreign currency risk. We have been affected by changes in the rate of ILS currency compared to the U.S. dollar, as the ILS decreased against the U.S. dollar by approximately 3% in 2021 and 7% in 2020, and increased in 13% and 1% in the six months ended June 30, 2022 and 2021, respectively.

The Company’s policy is not to enter into any currency hedging transactions, and we cannot assure you that we will not be adversely affected by currency fluctuations in the future.

Credit risk

Credit risk is a risk of financial loss if a counterparty or customer fails to meet its contractual obligations. We closely monitor the activities of our counterparties and control the access to its intellectual property which enables it to ensure a prompt collection. Our main financial assets are cash and cash equivalents as well as other receivables and represent the Company’s maximum exposure to credit risk in connection with its financial assets. Wherever possible and commercially practical, the Company holds cash with major and sound financial institutions in Israel and Australia.

Liquidity Risk

Liquidity risk is the risk that we will encounter in meeting our obligations associated with our financial liabilities that are settled by delivering cash or another financial asset. The Company has procedures to minimize that risk by maintaining sufficient cash and other highly liquid current assets and by having available an adequate amount of committed credit facilities. For more details, please refer to the section titled, “Liquidity and Capital Resources”.

Critical Accounting Policies and Estimates

The Company’s consolidated financial statements for the years ended December 31, 2021 and 2020 and for the six months ended June 30, 2022 and 2021 have been prepared in accordance with IFRS as issued by the IASB. The preparation of these consolidated financial statements requires management to make critical judgements in applying Security Matters’ accounting policies and make critical assumptions and estimates concerning future events. Assumptions and estimates may differ from the actual results and are continually evaluated and adjusted based on historical experience and other factors. Such assumptions and estimates have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

Intangible Assets

The Company capitalizes costs for its developed projects when specific criteria are met. Initial capitalization of costs is based on management’s judgement that technological and economic feasibility is achievable, usually when a product development project has reached a defined milestone according to an established project management model. The management makes assumptions regarding the expected future economic benefit to be derived from the intangible asset and therefore whether the capitalized costs are expected to be recovered.

This amount of capitalized costs includes significant investment in the development of marking and reading capabilities in the subject material. Prior to being marketed, the Company will obtain a proof-of-concept pilot with an industry leading partner. The innovative nature of the product gives rise to some judgement as to whether the proof-of-concept will be successful such that it will lead to obtaining commercial contracts with customers. See also Note 2 - Intangible Assets.

The Management bases its estimates on historical experience, assumptions, and information currently available and deemed to be reasonable at the time the financial statements are prepared. However, actual amounts may differ from the estimated amounts as more detailed information becomes available. Estimates and assumptions are reviewed on an ongoing basis and, if necessary, changes are recognized in the period in which the estimate is revised.

Share based payment

The Company measures the share-based expense and the cost of equity-settled transactions with employees and service providers by reference to the fair value of the equity instruments at the date at which they are granted. The Company selected the Black-Scholes model as the Company’s option pricing model to estimate the fair value of the company’s options awards. The model is based on share price, grant date and on assumptions regarding expected volatility, expected life of the options, expected dividend, and a no risk interest rate. As for granted options which are settled in equity instruments, the fair value of the options at the grant date is charged to the statement of comprehensive loss over the vesting period. Non-market vesting conditions are taken into account by adjusting the number of equity instruments expected to vest at each reporting date so that, ultimately, the cumulative amount recognized over the vesting period is based on the number of options that eventually vest.

Reimbursement of research and development expenses

Reimbursements in proof of concept (POC) agreements of expenditures on research and development in order to achieve commercial agreement once this activity will be result successful, are offset in profit or loss against the related expenses (research and development expenses). Any IP generated from this activity remains at the ownership of the company.

Intangible assets

Intangible assets include capitalized technology development costs. Expenditures on research activities are recognized in profit or loss as incurred. Expenditures on internally developed products are mainly employee salaries and legal fees for filing of patents and are capitalized when the Company demonstrates all the following criteria:

a.	The technical feasibility of completing the intangible asset so that it will be available for use or sale .

b.	The intention to complete the intangible asset and use or sell it.

c.	The ability to use or sell the intangible asset .

d.

The probability of the intangible asset to generate future economic benefits. Among other things, the Company considers the existence of a market for the output of the intangible asset or the intangible asset itself or, if it is to be used internally, the usefulness of the intangible asset .

e.	The availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset.

f.	The ability to measure reliably the expenditures attributable to the intangible asset during its development .

The recognition criteria above are considered by the Company at each stage of development to determine when the criteria have been initially met in full.

The technical feasibility criteria is determine to be met when a the milestone of initial marking and reading capabilities is satisfied. The milestone’s identification occurs only following a detailed broad mapping of the raw material characteristics and establishing the formula for the chemical marker architecture to be embedded into the raw material based on industry standards and regulations. The result is the initial evidence that the x-ray algorithm of the designated reader is in a stage that can identify the marker and convey information. At this stage, the Company believes that the technical feasibility of completing the development for use is probable.

The Company notes that technical feasibility has been established and the achieved technology is ready for the next stage which consists of performing a proof-of-concept pilot with an industry partner, in order to adapt the technology for the relevant industry and adjust the development to meet the industry’s needs.

Currently, the Company’s capitalized development activities focus on:

1.

Development of marker architecture to be embedded topically or in-situ (application) for each material/product within the optimal industrial manufacturing phase, based on industry standards and regulations.

2.	Semi Industrial scale – technology implementation in semi industrial production.

3.	Development of a digital platform to support the end-to-end traceability from raw material to final product to recycling.

The Company’s management has the full intention to complete the development of the technology and ultimately to sell it. This intention is demonstrated by initiating partnerships with industry market leaders and continuing the development into the next phase. The Company’s intention is also reflected in the Company’s approved budget.

The Company’s management intends to concentrate its future sales and marketing efforts in the U.S. market, including recruitment of sales and marketing personnel. It plans to advance successful proof-of-concept pilots performed with industry leading partners, and further advance its innovative technology and commercialization efforts and collaborations in the segments relevant to its technology.

The Company’s business model targets leading brands and manufacturers in order to create a new market standard for circular economy solutions, brand authentication and supply chain integrity. The Company’s technology is applicable for multiple industries such as gold, fashion, electronics and circular economy – plastic and rubber. The Company is able to provide an adaptive solution for multiple market segments, based on a unified technology solution, through collaborative relationships with leading market companies which provide it with access to various potential entities to sell its solution. This is part of the Company’s strategy to create strategic partnerships with market leaders across its main segments of activity. The Company believes that this close collaboration with market leaders, and developing a product that meets their requests, suggest that there is a strong potential market for its development.

Adequate technical and financial resources are available to complete the development; the development will be completed by the Company’s technology team which consists of professional experienced scientists and engineers, with a track record in the industrial sector and with financial resources successfully raised through the issuance of ordinary shares and loans. The Company has already accomplished its core technology development and is currently focused on development of specific adjustments for different market segments. This stage is focused and short-termed, therefore, management believes that limited financial resources are required for completing the development and that there is high probability for commencing commercial agreements following the successful proof-of-concept pilots.

The Company has financial systems in place that allow it to maintain records in sufficient detail that enable it to measure reliably the expenditures attributable to the intangible asset during its development .

Development expenditures not satisfying all the above criteria are recognized in the consolidated statement of comprehensive income as incurred.

Subsequent measurement

In subsequent periods, capitalized development expenditures are measured at cost less accumulated amortization and accumulated impairment losses.

An asset is ready for its intended use, when the developed technology becomes operational and the Company completes an initial customization for a client’s specific needs, which means that the technology is fully implemented in the customer’s manufacturing processes and ready for its intended use. The management estimates that in approximately two years such customization will be completed and amortization will commence.

Intangible assets with a finite useful life are amortized over their estimated useful lives and reviewed for impairment whenever there is an indication that the asset may be impaired. The amortization period and the amortization method for an intangible asset are reviewed at least at each year end.

The carrying amount of these assets is reviewed whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset. An expenditure incurred in development activities, including the Company’s softwaredevelopment is capitalized only where it clearly increases the economic benefits to be derived from the asset to which it relates, the expenditure will lead to new or substantially improved products, the products are technically and commercially feasible and the Company has sufficient resources to complete the development and reach the stage for which the product is ready for use.

All other expenditure, including those incurred in order to maintain an intangible assets current level of performance, is expensed as incurred.

Recent Accounting Pronouncements

For a discussion of the Company’s new or recently adopted accounting pronouncements, see “Note 2—Significant Accounting Policies” to our consolidated financial statements included in this proxy statement/ prospectus.

EXECUTIVE COMPENSATION

SMX Executive Officer and Director Compensation

The aggregate compensation paid by SMX to SMX’s directors for the fiscal year ended December 31, 2021 was US$161,222. The compensation amount included 257,562 shares and 167,000 options that were granted to its directors as a group.

The aggregate compensation paid by SMX to SMX’s senior executive officers for the fiscal year ended December 31, 2021 was approximately US$521,845. In fiscal year 2021, SMX granted stock option awards to its executive officers to acquire an aggregate of 700,000 of SMX’s ordinary shares, 500,000 of it are subject to performance condition.

Parent Executive Officer and Director Compensation Following the Transactions

Executive Compensation

As a newly formed entity, Parent has yet to complete the establishment of its management or pay any executive compensation. The parameters of the executive compensation program will be disclosed in amendments to the registration statement prior to its effective date. It is expected that the executive compensation program will include:

•	annual base salaries;

•	performance bonus opportunities, potentially in cash and/or equity awards;

•	long term incentive compensation in the form of stock options, restricted stock and stock appreciation awards, among others, and

•	with regard to key executive officers, formal employment arrangements to include change of control provisions.

Director Compensation

For the first year after the closing of the transaction, each independent director will be granted restricted stock units in an amount equal to $100,000 divided by the closing price on the last trading day of the fiscal year, generally to vest on the one-year anniversary of the date of grant and be settled in ordinary shares, subject to such director’s continuous services as a director until such time and earlier vesting due to a change of control. In addition, each committee chair will be entitled to receive an additional grant annually of restricted stock units in an amount equal to $10,000 divided by the closing price on the last trading day of the fiscal year, subject to the same terms listed in the prior sentence. Messrs. Alon and Sternberg and Ms. Browne will not receive any director compensation as their compensation is governed by their individual employment agreements.

MANAGEMENT

Parent was formed on July 1, 2022 as a public company under the name Empatan Public Limited Company, incorporated in Ireland. As a newly formed entity, Parent has yet to complete the establishment of its management and board of directors, but intends to do so prior to the effective date of the registration statement of which this proxy statement/prospectus form a part. Through future amendments to the registration statement, a full description of the management, board of directors and corporate governance of Parent will be disclosed.

The corporate governance of Parent is expected to include:

•	the range in size of the board of directors;

•	expectations on the compensation of the directors;

•	independence and diversity standards of the board of directors;

•	the establishment of an audit and compensation committee of the board of directors, and, potentially a corporate governance and nominating committee, and committee charters for each;

•	corporate governance guidelines; and

•	a code of business conduct.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management of Parent

The following table sets forth the information regarding the beneficial ownership of Parent Shares as of the record date:

•

each person known by Lionheart to be the beneficial owner of more than 5% of Lionheart’s Class A common stock or Class B common stock either on the record date or after the consummation of the Transactions;

•	each of Lionheart’s current executive officers and directors and all of Lionheart’s executive offers and directors as a group; and

•	each person who will become an executive officer or director of Parent upon consummation of the Transactions and all of Parent’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares owned by them.

	Prior to the Transaction(			Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owners	Class A Common Stock	Class B Common Stock	Percentage of Lionheart Common Stock	Number of Ordinary Shares	Percentage of Total Voting Power	Number of Ordinary Shares	Percentage of Total Voting Power
Officers and Directors Prior to the Transaction
Ophir Sternberg(5)	—	1,549,250	9.7%	2,556,125	7.4%	2,556,125	10.8%
Paul Rapisarda	—	86,625	*	86,625	*	86,625	*
James Anderson	—	10,000	*	10,000	*	10,000	*
Thomas Byrne	—	40,000	*	47,500	*	47,500	*
Thomas Hawkins	—	55,000	*	66,250	*	66,250	*
Roger Melzer	—	40,000	*	62,500	*	62,500	*
Officers and Directors After the Transaction
Haggai Alon(6)	—	—	—	496,284	1.4%	496,284	2.1%
Ophir Sternberg(5)	—	1,549,250	9.7%	2,556,125	7.4%	2,556,125	10.8%
Amir Bader	—	—	—	31,321	*	31,321	*
Zeren Browne(7)	—	—	—	19,326	*	19,326	*
Pauline Khoo(8)	—	—	—	34,378	*	34,378	*
Limor Moshe Lotker(9)	—	—	—	—	—	—	—
Thomas Hawkins	—	55,000	*	66,250	*	66,250	*
Roger Meltzer	—	40,000	*	62,500	*	62,500	*
Greater than 5% Holders
Lionheart Equities, LLC(5)		1,549,250	9.7%	2,556,125	7.4%	2,556,125	10.8%
Saba Capital Management, L.P.(10)	1,132,075	—	7.1%	1,132,075	3.3%	1,132,075	4.8%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o 4218 NE 2nd Avenue, Miami, Florida 33137

(2)

The pre-business combination percentage of beneficial ownership in the table above is calculated based on 12,500,000 shares of Lionheart’s Class A Common Stock and 3,525,000 shares of Lionheart’s Class B common stock.

(3)

The post-business combination percentage of beneficial ownership is calculated based on 34,729,153 Parent Ordinary Shares outstanding immediately after the consummation of the Transactions. The number of Parent Shares assumes that no Lionheart public shareholders properly elect to redeem their shares into cash. The denominator used for any shareholder who owns warrants exercisable for Parent Shares includes such number of Parent Shares issuable upon the exercise of such warrants. Unless otherwise indicated, Lionheart believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them upon consummation of the business combination.

(4)

The post-business combination percentage of beneficial ownership is calculated based on 23,729,153 Parent Shares outstanding immediately after the consummation of the Transactions. The number of Parent Shares assumes that 11,000,000 Lionheart public shares outstanding on the record date are redeemed. The denominator used for any shareholder who owns warrants exercisable for Parent Shares includes such number of Parent Shares issuable upon the exercise of such warrants. Unless otherwise indicated, Lionheart believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them upon consummation of the business combination.

(5)

Ophir Sternberg, Lionheart’s Chairman, President and Chief Executive Officer, is the member of the Sponsor. Mr. Sternberg disclaims beneficial ownership over any securities owned by the Sponsor in which he does not have any pecuniary interest.

(6)

Represents shares held by Benguy Escrow Company Ltd., a testamentary trust of which Mr. Alon is the beneficiary. Doron Afik is the trustee of Benguy Escrow Company Ltd. The amount of beneficial ownership does not reflect 48,315 Parent Shares issuable as a result of SMX options held, as those options will only become exercisable upon the closing of the Transactions and as such may not be exercisable within 60 days.

(7)	Represents shares held by Sooperduper Pty Ltd., which is owned by Ms. Browne and Simon Browne. Ms. Browne is the control person of Sooperduper Pty Ltd.
(8)	Represents shares held by in nominee by HSBC Bank Australia Limited.
(9)

The amount of beneficial ownership does not reflect 38,652 Parent Shares issuable as a result of SMX options held as those options will only become exercisable upon the closing of the Transactions and as such may not be exercisable within 60 days.

(10)

Based solely upon information contained in a Schedule 13G/A filed on February 14, 2022, represents 1,132,075 shares of Class A Common Stock. The business address of Saba Capital Management, L.P, is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Party Transactions — the Company — General Legal Counsel

On January 10, 2017, an affiliate of the Company’s Sponsor, Lionheart Equities, LLC (“Lionheart Equities”), engaged Jessica L. Wasserstrom, LLC (“Wasserstrom”), to represent Lionheart Capital and its affiliated companies, as corporate general counsel and otherwise in connection with any corporate and/or transactional matters as requested by Lionheart Equities. The engagement letter between Lionheart Equities and Wasserstrom is for an indefinite period only subject to termination rights of either party, of which no termination has occurred since the agreement was executed. Jessica Wasserstrom, the principal of Wasserstrom, currently holds the title of Chief Legal Officer of Lionheart Equities and its affiliated companies.

In connection therewith, Wasserstrom was specifically engaged by the Company to provide counsel for general corporate legal matters, including related to mergers and acquisitions activity and, as such, may be deemed to be a related party of the Company. For the three and nine months ended September 30, 2022, the Company incurred an aggregate of $25,000 and $465,000 of legal fees from Wasserstrom, which were recorded within accrued expenses and remain unpaid and outstanding as of June 30, 2022.

Chairman Agreement

Mr. Ophir Sternberg and Parent entered into a Chairman Agreement (the “Chairman Agreement”). Pursuant to the Chairman Agreement, beginning at the closing of the Business Combination, Mr. Sternberg will serve as the Chairman of the Board of Directors of Parent (the “Parent Board”) for so long as he serves as a member of the Parent Board, unless he is earlier terminated. Mr. Sternberg will not receive any cash compensation for his service on the Parent Board nor will he be entitled to participate in any employee benefit plans of Parent.

The Chairman Agreement provides that Mr. Sternberg will be granted restricted stock units of Parent representing 3% of the issued and outstanding Parent Shares as of the grant date in accordance with and subject to the terms and conditions of the Parent’s 2022 Incentive Plan. Mr. Sternberg’s restricted stock units are subject to time-based vesting, as follows: 20% vest on the grant date, and the remaining restricted stock units will vest in quarterly installments thereafter over a period of three years subject to his continued service on the Parent Board as of each vesting date subject to earlier vesting as forth below.

In the event of the expiration or termination of the Chairman Agreement for any reason other than termination for Cause (as defined in the Chairman Agreement), any unvested outstanding equity awards held by Mr. Sternberg will immediately vest and become nonforfeitable. In the event of the termination of the Chairman Agreement by Parent for Cause, all unvested outstanding equity awards will be cancelled and forfeited, and Mr. Sternberg will not be entitled to any payment in connection therewith.

The Chairman Agreement states that Mr. Sternberg will honor his confidentiality obligations after the termination of his services.

Independent Contractor Agreement

Mr. Faquiry Diaz and Parent entered into an independent contractor agreement (the “Independent Contractor Agreement”). The Independent Contractor Agreement provides for an initial term of three years that automatically renews for one-year terms thereafter, so long as Ophir Sternberg is the Chairman of the Parent Board. Notwithstanding the foregoing, the Independent Contractor Agreement is terminable by either party at any time, with or without Cause (as defined in the Independent Contractor Agreement), effective upon notice to the other party.

In exchange for his services, Mr. Diaz Cala will be compensated and reimbursed in the total amount of $84,000, annually, payable in twelve equal monthly payments. In addition, the Independent Contractor

Agreement provides that Mr. Diaz Cala will be granted restricted stock units of Parent representing 1% of the issued and outstanding Parent Shares as of the grant date in accordance with and subject to the terms and conditions of Parent’s 2022 Incentive Plan. Mr. Diaz Cala’s restricted stock units are subject to time-based vesting, as follows: 20% vest on the grant date, and the remaining restricted stock units will vest in quarterly installments thereafter over a period of three years subject to his continued service on the Parent Board as of each vesting date subject to earlier vesting as set forth below.

In the event of the termination of the Independent Contractor Agreement by Parent without Cause or upon a Change in Control (each such term as defined in the Independent Contractor Agreement), any unvested outstanding equity awards held by Mr. Diaz Cala will immediately vest and become nonforfeitable. In the event of the termination of the Independent Contractor Agreement for Cause by the Company or for any reason by Mr. Diaz Cala, all unvested outstanding equity awards will be cancelled and forfeited without consideration.

The Independent Contractor Agreement also contains non-solicitation and non-competition covenants, generally prohibiting Mr. Diaz Cala from (i) soliciting or hiring employees or business contacts during the one-year period that follows the termination of the Independent Contractor Agreement and (ii) directly or indirectly competing with Parent during the term of the Independent Contractor Agreement. In addition, the Independent Contractor Agreement states that Mr. Diaz Cala will honor his confidentiality obligations after the termination of his services.

The only discussions involving continuing employment or involvement for any persons affiliated with Lionheart before the Business Combination were with Ophir Sternberg relating to the Chairman Agreement with Parent and with Faquiry Diaz relating to an independent contractor agreement, with Parent, which provides for certain services to the Post-Combination Company. There has not been any formal or informal commitment to retain any financial advisors after the Business Combination, and there are no pre-existing relationships between Lionheart (or individuals affiliated with Lionheart) and additional investors.

SMX Related Party Transactions

Borrowings from related parties:

In 2015, Security Matters Ltd. signed an agreement to receive a loan of ILS 2 Million (US$512,558 at 2015) from Kibbutz Ketura, an entity associated with Mr. Hofland, and Kibbutz Degania A, an entity associated with Mr. Bader on back-to-back terms from a third party (the Kamea Fund). The loan bears an interest at an annual rate of 4%. The loan was fully repaid in August 2022. The balance as of December 31, 2021 was US$269,311 (including provision for bonus at the amount US$87,311), and as of December 31, 2020 was US$279,939. The balance includes interest and there was no change in the interest rate.

In consideration with providing the funding, Security Matters Ltd. agreed to provide, as additional consideration, a bonus payment on the occurrence of an exit or major liquidity event. The bonus payment is capped at ILS 3 Million (approximately US$965,000) per each of Kibbutz Ketura and Kibbutz Degania A (together, the “Bonus Payments”). The Bonus Payments are intended to operate in one of the two trigger events: (i) dividend distributions by Security Matters Ltd.; or (ii) the sale of shares by either Kibbutz Ketura and Kibbutz Degania A in Security Matters Ltd. (either in the event of a takeover or otherwise). Only if the aggregate amounts of one of the two trigger events exceeds the investment of Kibbutz Ketura and Kibbutz Degania A in Security Matters Ltd. (by loan or shares), the either party would be entitled to the Bonus Payment. For more information on the Bonus Payments, see Note 10 to the Security Matters Limited Consolidated Financial Statements.

In August 2022, the Company signed an addendum to the Loan agreement that reduces the amount of the Bonus payment for both lenders to a total fixed amount of ILS 2.5 million ($770 thousand), that will be paid upon the completion of the Business Combination. If the Business Combination will not be completed, the terms of the Bonus payment will return as were prior to the recent signed addendum.

Additionally, Kibbutz Ketura provides administrative services for Security Matters Ltd. for which it was paid US$ 39,225 in 2021 and US$ 57,944 in 2020.. Until 2020, Security Matters Ltd.’s lab was located in Kibbutz Ketura.

Proof of Concept projects paid by affiliated companies

The Company is engaged in Proof of Concept (POC) agreements according to which it receives funds for financing research and development expenses from prospective customers and affiliated companies. Affiliated companies paid for reimbursement of POC projects the amount of US$ 695 thousand in 2021 and US$ 98 thousand in 2020.

DESCRIPTION OF PARENT SECURITIES

The following description of the material terms of the share capital of Parent following the Transactions includes a summary of specified provisions of the Parent Amended and Restated Memorandum and Articles of Association that will be in effect upon completion of the Transactions. This description is qualified by reference to the Amended and Restated Memorandum and Articles of Association as will be in effect upon consummation of the Transactions, a copy of which is attached to this proxy statement/prospectus and are incorporated in this proxy statement/prospectus by reference.

General

Parent is a public limited company organized and existing under the laws of Ireland. Parent was formed on July 1, 2022 as a public limited company incorporated in Ireland under the name “Empatan Public Limited Company”. Parent’s affairs are governed by the Parent Amended and Restated Memorandum and Articles of Association, the ICA, and the laws of Ireland.

The following are summaries of material provisions of the Parent Amended and Restated Memorandum and Articles of Association to be in effect assuming approval of all of the charter proposals and upon consummation of the Transactions, and the ICA, insofar as they relate to the material terms of the Parent Shares.

Shares

General. The authorized share capital of Parent is US$100,000,000 divided into 800,000,000,000 ordinary shares with a nominal value of US$0.0001 each, 200,000,000,000 preferred shares with a nominal value of US$0.0001 each and €25,000 divided into 25,000 deferred ordinary shares with a nominal value each of €1.00 each.

Immediately prior to consummation of the Transactions, Parent had issued and paid up share capital of (i) €25,000 representing 25,000 deferred shares of €1.00 each and (ii) US$0.0001 representing one ordinary share of US$0.0001 each in the capital of Parent, in order to satisfy statutory capitalization requirements for all Irish public limited companies.

Dividends. The holders of Parent Shares are entitled to such dividends as may be declared by Parent’s board of directors. Dividends may be declared and paid out of the funds legally available therefor, or any other fund or account which can be authorized for this purpose in accordance with the ICA.

Voting Rights. Each Parent Share shall be entitled to one vote on all matters subject to the vote at general meetings of Parent. Voting at any meeting of shareholders is by way of a poll, which shall be taken in such manner as the chairperson of the meeting directs.

An ordinary resolution to be passed at a meeting by the shareholders requires the affirmative vote of a simple majority of the votes attaching to the Parent Shares cast at a meeting, while a special resolution requires the affirmative vote of no less than 75% of the votes cast attaching to the outstanding Parent Shares at a meeting. Where the shareholders wish to act by way of written resolution in lieu of holding a meeting, unanimous consent of the holders of the Parent Shares shall be required. A special resolution will be required for important matters such as a change of name, reducing the share capital or making changes to the Parent Amended and Restated Memorandum and Articles of Association to be in effect, assuming approval of all of the charter proposals and upon consummation of the Transactions.

Transfer of Parent Shares. Subject to the restrictions contained in the BCA with respect to the Parent Shares, and subject to any further restrictions contained in the Parent Amended and Restated Memorandum and Articles of Association, any Parent shareholder may transfer all or any of his or her Parent Shares by an instrument of transfer in the usual or common form or any other form approved by Parent’s board of directors.

Liquidation. On a return of capital on winding-up or otherwise (other than on conversion, redemption or purchase of Parent Shares), assets available for distribution among the holders of Parent Shares shall be distributed among the holders thereof on a pro rata basis. If Parent’s assets available for distribution are insufficient to repay all of the paid-up capital, the assets will be distributed so that the losses are borne by Parent’s shareholders proportionately.

General Meetings of Shareholders. Shareholders’ meetings may be convened by the board of directors on the requisition of the shareholders or, if the board of directors fails to so convene a meeting, such extraordinary general meeting may be convened by the requisitioning shareholders where the requisitioning shareholders hold not less than 10% of the paid up share capital of Parent. Any action required or permitted to be taken at any annual or extraordinary general meetings may be taken only upon the vote of the shareholders at an annual or extraordinary general meeting duly noticed and convened in accordance with the Parent Amended and Restated Memorandum and Articles of Association and the ICA. Unanimous consent of the holders of the Parent Shares shall be required before the shareholders may act by way of written resolution without a meeting.

Warrants

Each whole Parent Warrant shall entitle the holder thereof to purchase one Parent Share at an exercise price of US$11.50 per share.

Subject to the terms of the BCA, on the consummation of the Transactions, each Company Public Warrant shall remain outstanding but shall be automatically adjusted to become one Parent Warrant. Each such Parent Warrant will continue to have, and be subject to, the same terms and conditions set forth in the warrant agreement pursuant to which such Company Public Warrant was issued immediately prior to the consummation of the Transactions, except that each Parent Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole Parent Shares equal to the number of Company Private Shares that were issuable upon exercise of such Company Public Warrant that was outstanding immediately prior to the consummation of the Transactions. In addition, each Company Private Warrant shall remain outstanding but shall be automatically adjusted to become one Parent Warrant (each a “Parent Founder Warrant”). Each such Parent Founder Warrant will continue to have, and be subject to the same terms and conditions set forth in the warrant agreement pursuant to which such Company Private Warrant was issued immediately prior to the consummation of the Transactions, except that each Parent Founder Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole Parent Shares equal to the number of Company Private Shares that were issuable upon exercise of such Company Private Warrant that was outstanding immediately prior to the consummation of the Transactions.

The Parent will not be obligated to deliver any Parent Shares pursuant to the exercise of a Parent Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Parent Shares underlying the Parent Warrants is then effective and a prospectus relating thereto is current, subject to the Parent satisfying its obligations described below with respect to registration. No Parent Warrant will be exercisable, and the Parent will not be obligated to issue Parent Shares upon exercise of a Parent Warrant unless the Parent Shares issuable upon such Parent Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Parent Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Parent Warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Parent be required to net cash settle any Parent Warrant.

The Parent has agreed that as soon as practicable, but in no event later than 30 days after the closing of the Transactions, the Parent will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of the Parent Shares issuable upon exercise of the Parent Warrants and thereafter will use its best efforts to cause the same to become effective within 60 business days following the closing of the

Transactions and to maintain a current prospectus relating to the Parent Shares issuable upon exercise of the Parent Warrants, until the expiration of the Parent Warrants in accordance with the provisions of that certain warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and the Company (the “Warrant Agreement”). If a registration statement covering the Parent Shares issuable upon exercise of the Parent Warrants is not effective by the 60th business day after the closing of the Transactions, holders of the Parent Warrants may, until such time as there is an effective registration statement and during any period when the Parent will have failed to maintain an effective registration statement, exercise Parent Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders of the Parent Warrants will not be able to exercise their Parent Warrants on a cashless basis. Once the Parent Warrants become exercisable, the Parent may call the Parent Warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•

if, and only if, the reported last reported sale price of the Parent Shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three trading days before the Parent sends the notice of redemption to the warrant holders.

If and when the Parent Warrants become redeemable by the Parent, the Parent may not exercise its redemption right if the issuance of Parent Shares upon exercise of the Parent Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Parent is unable to effect such registration or qualification. The Parent will use its best efforts to register or qualify such shares under the blue sky laws of the state of residence in those states in which the Parent Warrants were offered.

The Parent has established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Parent Warrant exercise price. If the foregoing conditions are satisfied and the Parent issues a notice of redemption of the Parent Warrants, each holder of the Parent Warrants will be entitled to exercise its Parent Warrant prior to the scheduled redemption date. However, the price of the Parent Shares may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If the Parent calls the Parent Warrants for redemption as described above, the Parent’s management will have the option to require any holder that wishes to exercise its Parent Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Parent Warrants on a “cashless basis,” the Parent’s management will consider, among other factors, the Parent’s cash position, the number of Parent Warrants that are outstanding and the dilutive effect on the Parent’s shareholders of issuing the maximum number of Parent Shares issuable upon the exercise of Parent Warrants. If the Parent’s management takes advantage of this option, all holders of Parent Warrants would pay the exercise price by surrendering their Parent Warrants for that number of Parent Shares equal to the quotient obtained by dividing (x) the product of the number of Parent Shares underlying the Parent Warrants, multiplied by the difference between the exercise price of the Parent Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” means the average last reported sale price of the Parent Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Parent Warrants. If the Parent’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of Parent Shares to be received upon exercise of the Parent Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. The Parent believes this feature is an attractive option to the Parent if they do not need the cash from the exercise of the Parent Warrants after the closing of the Transactions.

A holder of a Parent Warrant may notify the Parent in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the Parent Shares outstanding immediately after giving effect to such exercise.

If the number of outstanding Parent Shares is increased by a stock dividend payable in Parent Shares, or by a split-up of Parent Shares or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of Parent Shares issuable on exercise of each Parent Warrant will be increased in proportion to such increase in the outstanding Parent Shares. A rights offering to holders of Parent Shares entitling holders to purchase Parent Shares at a price less than the fair market value will be deemed a stock dividend of a number of Parent Shares equal to the product of (i) the number of Parent Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Parent Shares) and (ii) one (1) minus the quotient of (x) the price per share of Parent Shares paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Parent Shares, in determining the price payable for the Parent Shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of the Parent Shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Parent Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if the Parent, at any time while the Parent Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of the Parent Shares on account of such Parent Shares (or other shares of the Parent’s capital stock into which the Parent Warrants are convertible), other than (a) as described above or (b) certain ordinary cash dividends, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Parent Share in respect of such event.

If the number of outstanding Parent Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Parent Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Parent Shares issuable on exercise of each Parent Warrant will be decreased in proportion to such decrease in outstanding Parent Shares.

Whenever the number of Parent Shares purchasable upon the exercise of the Parent Warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Parent Shares purchasable upon the exercise of the Parent Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Parent Shares so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding Parent Shares (other than those described above or that solely affects the par value of such Parent Shares), or in the case of any merger or consolidation of the Parent with or into another corporation (other than a consolidation or merger in which the Parent is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Parent Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Parent as an entirety or substantially as an entirety in connection with which the Parent is dissolved, the holders of the Parent Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Parent Warrants and in lieu of the Parent Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Parent Warrants would have received if such holder had exercised their Parent Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Parent Shares in such a transaction is payable in the form of Parent Shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Parent Warrant properly exercises the Parent Warrant within thirty days following public disclosure of such transaction, the Parent Warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes value (as defined in the Warrant Agreement) of the Parent Warrant. The purpose of such exercise price reduction is to provide additional value to holders of the Parent Warrants when an extraordinary transaction occurs during the exercise period of the Parent Warrants pursuant to which the holders of the Parent Warrants otherwise do not receive the full potential value of the Parent Warrants in order to determine and realize the option value component of the Parent Warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the Parent Warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The Warrant Agreement provides that the terms of the Parent Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding Parent Warrants to make any change that adversely affects the interests of the registered holders of the Parent Warrants.

The Parent Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to the Parent, for the number of Parent Warrants being exercised. The warrant holders do not have the rights or privileges of holders of Parent Shares and any voting rights until they exercise their Parent Warrants and receive Parent Shares. After the issuance of Parent Shares upon exercise of the Parent Warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by Parent shareholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Parent will, upon exercise, round down to the nearest whole number the number of Parent Shares to be issued to the warrant holder.

The Parent has agreed that, subject to applicable law, any action, proceeding or claim against the Parent arising out of or relating in any way to the Warrant Agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and the Parent irrevocably submits to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. See “Risk Factors — The warrant agreement will designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.” This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

History of Security Issuances

Upon its formation, Parent issued one ordinary share at a price of US$0.0001 each to Doron Afik, and subsequently 25,000 deferred ordinary shares at a price of €1.00 per share, to Doron Afik. Immediately prior to consummation of the Transactions, Parent had paid up capital of €25,000 and US$0.0001.

Transfer Agent

Upon the completion of the Transactions, the transfer agent for the Parent Shares will be Continental Stock Transfer & Trust Company.

Listing

Parent will apply for the listing of the Parent Shares and Parent Warrants on Nasdaq under the symbols “SMX” and “SMXW”, respectively.

APPRAISAL RIGHTS

Appraisal rights are statutory rights that, if applicable under law, enable stockholders of a corporation to dissent from a merger and to demand that such corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to such stockholders in connection with the transaction.

Under Section 262 of the DGCL, holders of the Company’s Class B Common Stock who do not consent to the adoption of the Business Combination and who otherwise follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares of Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid on the amount determined to be “fair value.” Holders of Class B Common Stock seeking appraisal should be aware that the “fair value” of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the BCA if they did not seek appraisal of their shares.

Any holder of Class B Common Stock wishing to exercise appraisal rights must, within 20 days after the date of mailing of the notice of their right to demand appraisal, make a written demand for the appraisal of the stockholder’s shares to the Company (as the surviving corporation in the merger), and that stockholder must not submit a written consent approving the adoption of the Business Combination. Failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of appraisal rights.

STOCKHOLDER PROPOSALS

If the Business Combination is consummated and Parent holds a 2023 annual general meeting, it will provide notice of or otherwise publicly disclose the date on which the 2023 annual meeting will be held. If the 2023 annual general meeting is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for Parent’s 2023 annual general meeting in accordance with Rule  14a-8 under the Exchange Act.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with Lionheart’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Lionheart III Corp, 4218 NE 2nd Avenue, Miami, FL 33137. Following the Transactions, such communications should be sent in care of Parent at its principal executive office, which is located at Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, , Ireland, D04 T4A6. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

EXPERTS

The Consolidated financial statements of SMX as of December 31, 2021 and 2020, and for the years ended December 31, 2021 and 2020, included in this registration statement on Form F-4 have been so included in reliance on the report of BDO Ziv Haft, independent registered public accounting firm, as set forth in their report thereon, appearing elsewhere in this registration statement, and are included in reliance on such report given on the authority of said firm as experts in auditing and accounting.

The financial statements of Lionheart III Corp. as of December 31, 2021, and for the period from January 14, 2021 (inception) through December 31, 2021, appearing in this Registration Statement on Form F-4 have been audited by Marcum LLP, an independent registered public accounting firm, as stated in their report thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of Lionheart III Corp to continue as going concern as described in Note 1 to the financial statements) and included in this proxy statement/prospectus, in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, Lionheart and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Lionheart’s proxy statement. Upon written or oral request, Lionheart will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy was delivered and who wishes to receive separate copies. Stockholders receiving multiple copies of the proxy statement may likewise request that Lionheart deliver single copies of such documents in the future. Stockholders may notify Lionheart of their requests by writing Lionheart at its principal executive offices at 4218 NE 2nd Avenue, Miami, FL 33137 or calling (305) 573-3900. Following the Transactions, such requests should be made by writing Parent at its principal executive office, which will be located at Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland, D04 T4A6.

WHERE YOU CAN FIND MORE INFORMATION

Lionheart files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Lionheart at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

This proxy statement/prospectus incorporates important business and financial information about the parties that is not included in or delivered with the proxy statement/prospectus. Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part.

All information contained in this document relating to Lionheart has been supplied by Lionheart, and all such information relating to SMX has been supplied by SMX. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the Transactions, you should contact via phone or in writing:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email:

proxy@mackenziepartners.com

INDEX TO FINANCIAL STATEMENTS

LIONHEART — UNAUDITED FINANCIAL STATEMENTS

Page
Condensed Balance Sheets as of September 30, 2022 (Unaudited) and December 31, 2021	F-2

Condensed Statements of Operations for the Three and Nine Months ended September 30, 2022 and for the Three Months ended September 30, 2021 and the period January 14, 2021 (inception) through September 30, 2021 (Unaudited)

F-3

Condensed Statements of Changes in Stockholders’ Deficit for the Three and Nine Months ended September 30, 2022 and for the Three Months ended September 30, 2021 and the period January 14, 2021 (inception) through September 30, 2021 (Unaudited)

F-4
Condensed Statements of Cash Flows for the Nine Months ended September 30, 2022 and the period January 14, 2021 (inception) through September 30, 2021 (Unaudited)	F-5
Notes to Condensed Financial Statements	F-6 to F-23

LIONHEART — AUDITED FINANCIAL STATEMENTS

SECURITY MATTERS — UNAUDITED FINANCIAL STATEMENTS

SECURITY MATTERS — AUDITED FINANCIAL STATEMENTS

PART I - FINANCIAL INFORMATION

Item 1. Interim Financial Statements.

LIONHEART III CORP

CONDENSED BALANCE SHEETS

	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current assets
Cash	$490,218	$1,416,688
Prepaid expenses	160,666	269,097

Total Current Assets	650,884	1,685,785
Prepaid expenses - Long-term	—	82,833
Marketable securities held in Trust Account	126,983,891	126,251,590

TOTAL ASSETS	$127,634,775	$128,020,208

LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION, AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accrued expenses	$3,028,088	$290,375
Accrued offering costs	46,291	61,131
Income taxes payable	115,301	—

Total Current Liabilities	3,189,680	351,506
Deferred underwriting fee payable	4,375,000	4,375,000

Total Liabilities	7,564,680	4,726,506

Commitments (Note 6)
Class A common stock subject to possible redemption; 12,500,000 shares at redemption value of $10.13 and $10.10 per share as of September 30, 2022 and December 31, 2021, respectively	126,683,750	126,250,000
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 400,000 shares issued and outstanding (excluding 12,500,000 shares subject to possible redemption) as of September 30, 2022 and December 31, 2021	40	40
Class B common stock, $0.0001 par value; 50,000,000 shares authorized; 3,125,000 shares issued and outstanding as of September 30, 2022 and December 31, 2021	313	313
Additional paid-in capital	—	—
Accumulated deficit	(6,614,008)	(2,956,651)

Total Stockholders’ Deficit	(6,613,655)	(2,956,298)

TOTAL LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION, AND STOCKHOLDERS’ DEFICIT	$127,634,775	$128,020,208

The accompanying notes are an integral part of the unaudited condensed financial statements.

LIONHEART III CORP

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	For the Period from January 14, 2021 (Inception) through September 30,
	2022	2021	2022	2021
Operating and formation costs	$2,327,837	$2,830	$3,840,607	$3,859

Loss from operations	(2,327,837)	(2,830)	(3,840,607)	(3,859)
Other income:
Interest earned on marketable securities held in Trust Account	558,668	—	732,301	—

Loss before provision for income taxes	(1,769,169)	(2,830)	(3,108,306)	(3,859)
Provision for income taxes	(101,735)	—	(115,301)	—

Net loss	$(1,870,904)	$(2,830)	$(3,223,607)	$(3,859)

Basic and diluted weighted average shares outstanding, Class A common stock	12,900,000	—	12,900,000	—

Basic and diluted net loss per share, Class A common stock	$(0.12)	$(0.00)	$(0.20)	$(0.00)

Basic and diluted weighted average shares outstanding, Class B common stock	3,125,000	2,875,000	3,125,000	2,875,000

Basic and diluted net loss per share, Class B common stock	$(0.12)	$(0.00)	$(0.20)	$(0.00)

The accompanying notes are an integral part of the unaudited condensed financial statements.

LIONHEART III CORP

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY

(UNAUDITED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance — December 31, 2021	400,000	$40	3,125,000	$313	$—	$(2,956,651)	$(2,956,298)
Net loss	—	—	—	—	—	(238,195)	(238,195)

Balance – March 31, 2022 (unaudited)	400,000	$40	3,125,000	$313	$—	$(3,194,846)	$(3,194,493)
Net loss	—	—	—	—	—	(1,114,508)	(1,114,508)

Balance – June 30, 2022 (unaudited)	400,000	$40	3,125,000	$313	$—	$(4,309,354)	$(4,309,001)
Accretion to redemption value Class A common stock subject to redemption	—	—	—	—	—	(433,750)	(433,750)
Net loss	—	—	—	—	—	(1,870,904)	(1,870,904)

Balance – September 30, 2022 (unaudited)	400,000	$40	3,125,000	$313	$—	$(6,614,008)	$(6,613,655)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021 AND

FOR THE PERIOD FROM JANUARY 14, 2021 (INCEPTION) THROUGH SEPTEMBER 30, 2021

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance — January 14, 2021 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Initial Stockholders	—	—	3,125,000	313	24,687	—	25,000
Net loss	—	—	—	—	—	(1,029)	(1,029)

Balance — March 31, 2021 (unaudited)	—	$—	3,125,000	$313	$24,687	$(1,029)	$23,971
Net loss	—	—	—	—	—	—	—

Balance — June 30, 2021 (unaudited)	—	$—	3,125,000	$313	$24,687	$(1,029)	$23,971
Net loss	—	—	—	—	—	(2,830)	(2,830)

Balance — September 30, 2021 (unaudited)	—	$—	3,125,000	$313	$24,687	$(3,859)	$21,141

The accompanying notes are an integral part of the unaudited condensed financial statements.

LIONHEART III CORP

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30, 2022	For the Period from January 14, 2021 (Inception) Through September 30, 2021
Cash Flows from Operating Activities:
Net loss	$(3,223,607)	$(3,859)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(732,301)	—
Changes in operating assets and liabilities:
Prepaid expenses	191,264	—
Accrued expenses	2,737,713	3,449
Income taxes payable	115,301	—

Net cash used in operating activities	(911,630)	(410)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to the Sponsor	—	25,000
Advances from related party	—	12,000
Proceeds from promissory note - related party	—	75,000
Payment of offering costs	(14,840)	(107,300)

Net cash (used in) provided by financing activities	(14,840)	4,700

Net Change in Cash	(926,470)	4,290
Cash — Beginning of period	1,416,688	—

Cash – End of period	$490,218	$4,290

Non-Cash investing and financing activities:
Deferred offering costs included in accrued offering costs	$—	$325,170

The accompanying notes are an integral part of the unaudited condensed financial statements.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Lionheart III Corp (the “Company”) was incorporated in Delaware on January 14, 2021. The Company is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of September 30, 2022, the Company had not commenced any operations. All activity for the period from January 14, 2021 (inception) through September 30, 2022 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statements for the Company’s Initial Public Offering were declared effective on November 3, 2021. On November 8, 2021, the Company consummated the Initial Public Offering of 12,500,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 1,000,000 Units, at $10.00 per Unit, generating gross proceeds of $125,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 2,000,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant and the sale of 400,000 units (the “Private Placement Units” and, together with the Private Placement Warrants, the “Private Securities”) in a private placement to Lionheart Equities, LLC (the “Sponsor”) and Nomura Securities International, Inc. (“Nomura”), Northland Securities, Inc. and Drexel Hamilton, LLC, the underwriters of the Initial Public Offering (the “Underwriters”), generating gross proceeds of $6,000,000, which is described in Note 4.

Transaction costs amounted to $7,388,270, consisting of $2,500,000 of underwriting fees, $4,375,000 of deferred underwriting fees and $513,270 of other offering costs.

Following the closing of the Initial Public Offering on November 8, 2021, an amount of $126,250,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”), invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

Account (as defined below) (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company intends to only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor and the Underwriters have agreed to vote their Founder Shares (as defined in Note 5), Placement Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% or more of the Public Shares, without the prior consent of the Company.

The Sponsor and the Underwriters have agreed (a) to waive their redemption rights with respect to the Founder Shares, Placement Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination and certain amendments to the Amended and Restated Certificate of Incorporation or to redeem 100% of its Public Shares if the Company does not complete a Business Combination

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until 12 months from the closing of the Initial Public Offering (or up to 18 months in total if the Company extends the period of time to consummate our initial business combination in accordance with the terms described in the registration statement related to the Initial Public Offering) to complete a Business Combination (the “Combination Period”), subject to the Sponsor depositing additional funds into the Trust Account as set forth below. If the Company is unable to complete a Business Combination within the Combination Period and stockholders do not approve an amendment to the Amended and Restated Certificate of Incorporation to extend this date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

In order for the time available for the Company to consummate an Initial Business Combination to be extended, for each one-month extension, the Sponsor or its affiliates or designees must deposit into the Trust Account $412,500 based on the underwriters’ over-allotment option being fully exercised ($0.033 per share), on or prior to the date of the applicable deadline up to an aggregate of $2,475,000. Any such payments would be made in the exchange for a non-interest bearing, unsecured promissory note which would be repaid, if at all, at the option of the Sponsor, from funds released to the Company upon completion of an Initial Business Combination or via conversion of a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the Private Placement Units.

The holders of the Founder Shares and Placement Shares will agree to waive liquidation rights with respect to such shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsors acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor will agree to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of trust assets, in each case net of the interest which may be withdrawn to pay the Company’s tax obligation and up to $100,000 for liquidation expenses, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (even if such waiver is deemed to be unenforceable) and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Proposed Business Combination

On July 26, 2022, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) and a scheme implementation deed (“SID”) by and among the Company, Security Matters Limited, a publicly traded company on the Australian Securities Exchange (“ASX”)(“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Subject to the terms and conditions set forth in the BCA, including the approval of the Company’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into the Company with the Company continuing as a wholly owned subsidiary of Parent.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

Going Concern

As of September 30, 2022, the Company had cash of $490,218 not held in the Trust Account that is available for working capital purposes and had a working capital deficit of $2,238,655 when excluding Federal and Delaware tax liabilities that can be paid with the interest earned on the Trust Account.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company may need to raise further additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. In addition to the loan commitment described herein, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. If a Business Combination is not consummated by November 8, 2022, the Company’s liquidation date, there will be a mandatory liquidation and subsequent dissolution of the Company. The Company has the ability to extend the mandatory liquidation date up to May 8, 2023, as needed, provided that the Company deposit $412,500 per month into the Trust Account. The Company intends to complete its initial business combination before the mandatory liquidation date; however, there can be no assurance that the Company will be able to consummate any business combination Management has determined that the Company’s liquidity condition and the mandatory liquidation without an extension, should a Business Combination not occur, and potential subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form10-K for the period ended December 31, 2021, as filed with the SEC on April 14, 2022. The interim results for the three and nine months ended September 30, 2022 are not necessarily indicative of the results to be expected for the year ending December 31, 2022 or for any future periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

Use of Estimates

The preparation of the condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2022 and December 31, 2021.

Marketable Securities Held in Trust Account

At September 30, 2022 and December 31, 2021, substantially all of the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. Treasury securities. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in interest earned on marketable securities held in Trust Account in the accompanying condensed statements of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at September 30, 2022 and December 31, 2021, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s condensed balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. This method would view the end of the reporting period as if it were also the redemption date for the security. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stock resulted in charges against additional paid-in capital and accumulated deficit.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

At September 30, 2022 and December 31, 2021, the Class A common stock reflected in the condensed balance sheets are reconciled in the following table:

Gross proceeds	$125,000,000
Less:
Proceeds allocated to Public Warrants	(3,875,000)

Class A common stock issuance costs	(7,136,454)
Plus:
Accretion of carrying value to redemption value	12,261,454

Class A common stock subject to possible redemption, December 31, 2021	126,250,000

Plus:
Accretion of carrying value to redemption value	433,750

Class A common stock subject to possible redemption, September 30, 2022	$126,683,750

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the unaudited condensed financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of September 30, 2022 and December 31, 2021, the Company’s deferred tax asset had a full valuation allowance recorded against it. Our effective tax rate was 3.58% and 0% for the nine months ended September 30, 2022 and 2021, respectively. The effective tax rate differs from the statutory tax rate of 21% for the three and nine months ended September 30, 2022 and 2021, due to changes in fair value in warrant liability and the valuation allowance on the deferred tax assets.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2022 and December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Net Loss per Common Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. The Company has two classes of shares, which are referred to as Class A common stock and Class B common stock. Income and losses are shared pro rata between the two classes of shares. Net loss per common share is computed by dividing net loss by the weighted average number of common stock outstanding for the period. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 8,850,000 Class A common stock in the aggregate. As of September 30, 2022 and 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net loss per common stock is the same as basic net loss per common stock for the periods presented.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

The following table reflects the calculation of basic and diluted net loss per common stock (in dollars, except per share amounts):

	Three Months Ended September 30, 2022		Three Months Ended September 30, 2021		Nine Months Ended September 30, 2022		For the Period from January 14, 2021 (Inception) through September 30, 2021
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Basic and diluted net loss per common stock
Numerator:
Allocation of net loss	$(1,506,063)	$(364,841)	$—	(2,830)	$(2,594,978)	$(628,629)	$—	$(3,859)
Denominator:
Basic and diluted weighted average shares outstanding	12,900,000	3,125,000	—	2,875,000	12,900,000	3,125,000	—	2,875,000

Basic and diluted net loss per common stock	$(0.12)	$(0.12)	$—	(0.00)	$(0.20)	$(0.20)	$—	$(0.00)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active Markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Warrant Instruments

The Company accounts for the 8,450,000 warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC 815 “Derivatives and Hedging” where warrants that do not meet the criteria for equity treatment must be treated as liabilities. The Company evaluated and classifies its warrant instruments under equity treatment and will be reported at carrying value. As of September 30, 2022 and December 31, 2021, there are 8,450,000 warrants outstanding (consisting of 6,250,000 Public Warrants, 2,000,000 Private Placement Warrants, and 200,000 Private Placement Warrants embedded in Private Units purchased by the Sponsor and the Underwriters).

Recent Accounting Standards

Management does not believe that there are any recently issued, but not yet effective, accounting standards, that if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 3. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the sold 12,500,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 1,000,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 2,000,000 Private Placement Warrants, at a purchase price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $2,000,000, and 275,000 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, for an aggregate price of $2,750,000, and the Underwriters purchased 125,000 Private Placement at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $1,250,000, from the Company in a private

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

placement. Each Private Placement Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7). Each Private Placement Unit consists of one share of common stock (“Placement Share”) and one-half of one redeemable warrant (“Placement Warrant”). Each Placement Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

The proceeds from the sale of the Private Securities were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Securities and all underlying securities will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On January 27, 2021, the Sponsor purchased 2,875,000 shares (the “Founder Shares”) of the Company’s common stock for an aggregate price of $25,000. On November 3, 2021, the Company effected a stock dividend resulting in the Sponsor holding an aggregate of 3,125,000 Founder Shares. The Company filed the Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue shares of Class B common stock. Pursuant to the amendment, the Founder Shares were converted into shares of Class B common stock.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) six months after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any30-tradingday period commencing at least 30 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Administrative Services Agreement

The Company entered into an agreement, commencing on November 2, 2021, to pay the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the three and nine months ended September 30, 2022, the Company incurred $45,000 and $135,000 in fees for these services, of which $19,000 is included in accrued expenses in the accompanying unaudited condensed balance sheet as of September 30, 2022. For the period from January 14, 2021 (inception) through September 30, 2021, the Company did not incur any fees for these services.

Promissory Note — Related Party

On January 27, 2021, the Sponsor agreed to loan the Company an aggregate of up to $75,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). The Promissory Note was non-interest bearing and was payable on the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $75,000 was repaid at the closing of the Initial Public Offering on November 8, 2021. This note is no longer available to be drawn upon.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit. The units would be identical to the Private Placement Units. As of September 30, 2022 and December 31, 2021, there are no Working Capital Loans outstanding.

Extension Deposits by Related Party

In order for the time available for the Company to consummate an Initial Business Combination to be extended, for each one-month extension the Sponsor or its affiliates or designees must deposit into the Trust Account $412,500 based on the underwriters’ over-allotment option being fully exercised ($0.033 per share), on or prior to the date of the applicable deadline, for each one month extension, up to an aggregate of $2,475,000. Any such payments would be made in the exchange for a non-interest bearing, unsecured promissory note which would be repaid, if at all, at the option of the Sponsor, from funds released to the Company upon completion of an Initial Business Combination or via conversion of a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the Private Placement Units.

General Legal Counsel

On January 10, 2017, an affiliate of the Company’s Sponsor, Lionheart Capital, LLC (“Lionheart Capital”), engaged Jessica L. Wasserstrom, LLC (“Wasserstrom”), to represent Lionheart Capital and its affiliated companies, as corporate general counsel and otherwise in connection with any corporate and/or transactional matters as requested by Lionheart Capital. The engagement letter between Lionheart Capital and Wasserstrom is for an indefinite period only subject to termination rights of either party, of which no termination has occurred since the agreement was executed. Jessica Wasserstrom, the principal of Wasserstrom, currently holds the title of Chief Legal Officer of Lionheart Capital and its affiliated companies.

In connection therewith, Wasserstrom was specifically engaged by the Company to provide counsel for general corporate legal matters, including related to mergers and acquisitions activity and, as such, may be deemed to be a related party of the Company. For the three and nine months ended September 30, 2022, the Company incurred an aggregate of $25,000 and $465,000 of legal fees from Wasserstrom, which were recorded within accrued expenses and remain unpaid and outstanding as of September 30, 2022.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 3, 2021, the holders of the Founder Shares, Private Placement Units (including up to 3,000,000 units that the Sponsor may, at its option but subject to our

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

consent, purchase on a private placement basis prior to and in connection with a Business Combination), the Private Warrants, and securities issuable pursuant to the warrants that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $0.35 per Unit, or $4,375,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Business Combination Agreement

On July 26, 2022, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) and a scheme implementation deed (“SID”) by and among the Company, Security Matters Limited, a publicly traded company on the Australian Securities Exchange (“ASX”)(“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Subject to the terms and conditions set forth in the BCA, including the approval of the Company’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into the Company with the Company continuing as a wholly owned subsidiary of Parent.

Scheme of Implementation Deed

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issue of ordinary shares of Parent (“Parent Shares”), with Parent then being issued shares in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions.

In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

Consideration

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration the Scheme of 1 Parent Share per 10.3624 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX.

Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders and warrant holders receiving Parent Shares and warrants (“Parent Warrants”), as further described in the BCA, in exchange for their existing Lionheart shares and warrants, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

Representations and Warranties

The BCA and SID, collectively, contain customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the BCA and the SID and their respective business operations and activities. The representations and warranties in the BCA and SID shall terminate and expire upon the occurrence of the closing of the transactions contemplated thereby Closing.

Conditions to Closing

Consummation of the Business Combination is subject to conditions that are customary for a transaction of this type in the United States, including, among others: (a) there being no order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or governmental authority, enjoining, restraining or otherwise imposing a legal restraint on the consummation of the closing; (b) approval by Lionheart’s stockholders of certain proposals to be set forth in the Proxy Statement/Prospectus; (c) approval by SMX shareholders of the Scheme, (d) approval by an Australian court of the Scheme; (e) the Parent Shares and Parent Warrants to be issued pursuant to the BCA and the SID being approved for listing on the Nasdaq Capital Market; and (f) the Form F-4 containing the Proxy Statement/Prospectus being declared effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”).

NOTE 7. STOCKHOLDERS’ DEFICIT

Preferred Stock—On November 3, 2021, the Company filed an Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At September 30, 2022 and December 31, 2021, there were no issued or outstanding shares of preferred stock.

Class A Common Stock—The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At September 30, 2022 and December 31, 2021, there were 400,000 shares of Class A common stock issued and outstanding, excluding 12,500,000 shares subject to possible redemption.

Class B Common Stock—On January 28, 2021, the Company amended its Certificate of Incorporation such that the Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.0001 per share. At September 30, 2022 and December 31, 2021, there were 3,125,000 shares of common stock issued and outstanding.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

On November 3, 2021, the Company filed an Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share and 50,000,000 shares of Class B common stock, par value $0.0001 per share.

Holders of Class A common stock and Class B common stock are entitled to one vote for each share. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of stockholders, except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares of Class A common stock or equity-linked securities issued, or to be issued, to any seller in a Business Combination, the Private Placement Units and any private placement-equivalent units or warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).

Warrants —As of September 30, 2022 and December 31, 2021, there are 6,250,000 Public Warrants issued and outstanding. The Public Warrants will become exercisable on the later of (a) the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 30 days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of Class A common stock issuable upon exercise of the warrants and thereafter will use its best efforts to cause the same to become effective within 60 business days following a Business Combination and to maintain a current prospectus relating to the Class A common stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•

if, and only if, the reported last reported sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a30-tradingday period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsors or their affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 10 trading day period starting on the trading day prior the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

LIONHEART III CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(Unaudited)

As of September 30, 2022 and December 31, 2021, there are 2,200,000 Public Placement Warrants issued and outstanding. The Private Placement Warrants and the Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that so long as they are held by our sponsor, the underwriters or their respective permitted transferees, the private shares and the private warrants (including the Class A common stock issuable upon the exercise of the private warrants) may not be transferred, assigned or sold until 30 days after the completion of our initial business combination.

NOTE 8. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that arere-measured and reported at fair value at least annually.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at September 30, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	September 30, 2022		December 31, 2021
	Level	Amount	Level	Amount
Assets:
Marketable securities held in Trust Account	1	$126,983,891	1	$126,251,590

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based on this evaluation, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Lionheart III Corp

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Lionheart III Corp (the “Company”) as of December 31, 2021, the related statements of operations, stockholders’ deficit and cash flows for the period from January 14, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period from January 14, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination and the Company has determined that the mandatory liquidation and subsequent dissolution, should the Company be unable to complete a business combination, raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor from January 19, 2021 to May 11, 2022.

Houston, TX

April 13, 2022

LIONHEART III CORP

BALANCE SHEET

DECEMBER 31, 2021

ASSETS
Current Assets
Cash	$1,416,688
Prepaid expenses — Short-term	269,097

Total Current Assets	1,685,785
Prepaid expenses — Long-term	82,833
Marketable securities held in Trust Account	126,251,590

TOTAL ASSETS	$128,020,208

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accrued expenses	$290,375
Accrued offering costs	61,131

Total Current Liabilities	351,506
Deferred underwriting payable	4,375,000

Total Liabilities	4,726,506

Commitments (Note 6)
Class A common stock subject to possible redemption 12,500,000 shares at redemption value	126,250,000
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 400,000 shares issued and outstanding (excluding 12,500,000 shares subject to possible redemption)	40
Class B common stock, $0.0001 par value; 50,000,000 shares authorized; 3,125,000 shares issued and outstanding	313
Additional paid-in capital	—
Accumulated deficit	(2,956,651)

Total Stockholders’ Deficit	(2,956,298)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$128,020,208

The accompanying notes are an integral part of the financial statements.

LIONHEART III CORP

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JANUARY 14, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021

Operating and formation costs	$344,618

Loss from operations	(344,618)
Other income:
Interest earned on marketable securities held in Trust Account	1,590

Other income	1,590
Net loss	$(343,028)

Basic and diluted weighted average shares outstanding, Class A Common Stock	1,947,863

Basic and diluted net loss per common share, Class A Common Stock	$(0.07)

Basic and diluted weighted average shares outstanding, Class B Common Stock	2,912,749

Basic and diluted net loss per common share, Class B Common Stock	$(0.07)

The accompanying notes are an integral part of the financial statements.

LIONHEART III CORP

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE PERIOD FROM JANUARY 14, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance — January 14, 2021 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Initial Stockholders	—	—	3,125,000	313	24,687	—	25,000
Sale of 400,000 Common Stock in Private Placement Units	400,000	40	—	—	3,999,960	—	4,000,000
Sale of 2,000,000 Private Placement Warrants	—	—	—	—	2,000,000	—	2,000,000
Fair Value of Public Warrants	—	—	—	—	3,875,000	—	3,875,000
Allocated value of transaction costs to warrants	—	—	—	—	(251,816)	—	(251,816)
Accretion to amount subject to redemption	—	—	—	—	(9,647,831)	(2,613,623)	(12,261,454)
Net loss	—	—	—	—	—	(343,028)	(343,028)

Balance — December 31, 2021	400,000	$40	3,125,000	$313	$—	$(2,956,651)	$(2,956,298)

The accompanying notes are an integral part of the financial statements.

LIONHEART III CORP

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 14, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021

Cash Flows from Operating Activities:
Net loss	$(343,028)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(1,590)
Changes in operating assets and liabilities:
Prepaid expenses — short-term	(269,097)
Prepaid expenses — long-term	(82,833)
Accrued expenses	290,375

Net cash used in operating activities	(406,173)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(126,250,000)

Net cash used in investing activities	(126,250,000)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to the Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	122,500,000
Proceeds from sale of Private Placement Units	4,000,000
Proceeds from sale of Private Placement Warrants	2,000,000
Advances from related party	12,000
Repayment of advances from related party	(12,000)
Proceeds from promissory note — related party	75,000
Repayment of promissory note — related party	(75,000)
Payment of offering costs	(452,139)

Net cash provided by financing activities	128,072,861

Net Change in Cash	1,416,688
Cash — Beginning of period	—

Cash — End of period	$1,416,688

Non-Cash investing and financing activities:
Deferred underwriting fee payable	$4,375,000

Offering costs included in accrued offering costs	$339,131

The accompanying notes are an integral part of the financial statements.

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS, AND GOING CONCERN

Lionheart III Corp (the “Company”) was incorporated in Delaware on January 14, 2021. The Company is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2021, the Company had not commenced any operations. All activity for the period from January 14, 2021 (inception) through December 31, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statements for the Company’s Initial Public Offering were declared effective on November 3, 2021. On November 8, 2021, the Company consummated the Initial Public Offering of 12,500,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 1,000,000 Units, at $10.00 per Unit, generating gross proceeds of $125,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 2,000,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant and the sale of 400,000 units (the “Private Placement Units” and, together with the Private Placement Warrants, the “Private Securities”) in a private placement to Lionheart Equities, LLC (the “Sponsor”) and Nomura Securities International, Inc. (“Nomura”), Northland Securities, Inc. and Drexel Hamilton, LLC, the underwriters of the Initial Public Offering (the “Underwriters”), generating gross proceeds of $6,000,000, which is described in Note 4.

Transaction costs amounted to $7,388,270, consisting of $2,500,000 of underwriting fees, $4,375,000 of deferred underwriting fees and $513,270 of other offering costs.

Following the closing of the Initial Public Offering on November 8, 2021, an amount of $126,250,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”), invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company intends to only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor and the Underwriters have agreed to vote their Founder Shares (as defined in Note 5), Placement Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% or more of the Public Shares, without the prior consent of the Company.

The Sponsor and the Underwriters have agreed (a) to waive their redemption rights with respect to the Founder Shares, Placement Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination and certain amendments to the Amended and Restated Certificate of Incorporation or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until 12 months from the closing of the Initial Public Offering (or up to 18 months in total if the Company extends the period of time to consummate our initial business combination in accordance with the terms described in the registration statement related to the Initial Public Offering) to complete a Business Combination (the “Combination Period”), subject to the Sponsor depositing additional funds into the Trust Account as set forth below. If the Company is unable to complete a Business Combination within the Combination Period and stockholders do not approve an amendment to the Amended and Restated Certificate of Incorporation to extend this date, the Company will (i) cease all operations except for the purpose of winding up,

(ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

In order for the time available for the Company to consummate an Initial Business Combination to be extended, for each one-month extension the Sponsor or its affiliates or designees must deposit into the Trust Account $412,500 based on the underwriters’ over-allotment option being fully exercised ($0.033 per share), on or prior to the date of the applicable deadline, for each one month extension, up to an aggregate of $2,475,000. Any such payments would be made in the exchange for a non-interest bearing, unsecured promissory note which would be repaid, if at all, at the option of the Sponsor, from funds released to the Company upon completion of an Initial Business Combination or via conversion of a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the Private Placement Units.

The holders of the Founder Shares and Placement Shares will agree to waive liquidation rights with respect to such shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsors acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor will agree to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of trust assets, in each case net of the interest which may be withdrawn to pay the Company’s tax obligation and up to $100,000 for liquidation excepts, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (even if such waiver is deemed to be unenforceable) and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Going Concern

As of December 31, 2021, the Company had cash of $1,416,688 not held in the Trust Account and available for working capital purposes.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company may need to raise further additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. In addition to the loan commitment described herein, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. If a Business Combination is not consummated by November 8, 2022, the Company’s liquidation date, there will be a mandatory liquidation and subsequent dissolution of the Company. Management has determined that the mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2021.

Marketable Securities Held in Trust Account

At December 31, 2021, substantially all of the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. Treasury securities. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in interest earned on marketable securities held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2021, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stock resulted in charges against additional paid-in capital and accumulated deficit.

At December 31, 2021, the Class A common stock reflected in the consolidated balance sheets are reconciled in the following table:

Gross proceeds	$125,000,000
Less:
Proceeds allocated to Public Warrants	$(3,875,000)
Class A common stock issuance costs	$(7,136,454)
Plus:
Accretion of carrying value to redemption value	$12,261,454

Class A common stock subject to possible redemption	$126,250,000

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Income (Loss) per Common Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per common stock is computed by dividing net income (loss) by the weighted average number of common stock outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 8,850,000 Class A common stock in the aggregate. As of December 31, 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net loss per common stock is the same as basic net loss per common stock for the periods presented.

The following table reflects the calculation of basic and diluted net loss per common stock (in dollars, except per share amounts):

	For the Period from January 14, 2021 (inception) through December 31, 2021
	Class A	Class B
Basic and diluted net loss per common stock
Numerator:
Allocation of net loss, as adjusted	$(137,467)	$(205,561)
Denominator:
Basic and diluted weighted average shares outstanding	1,947,863	2,912,749

Basic and diluted net loss per common stock	$(0.07)	$(0.07)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation limit of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active Markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Warrant Instruments

The Company accounts for the 8,450,000 warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC 815 “Derivatives and Hedging” where warrants that do not meet the criteria for equity treatment must be treated as liabilities. The Company evaluated and classifies its warrant instruments under equity treatment and will be reported at carrying value. As of December 31, 2021, there are 8,450,000 warrants outstanding (consisting of 6,250,000 Public Warrants, 2,000,000 Private Placement Warrants, and 200,000 Private Placement Warrants embedded in Private Units purchased by the Sponsor and the Underwriters).

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is for fiscal years beginning after December 15, 2021 and should be applied on a full or modified retrospective basis. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company adopted ASU 2020-06 effective February 24, 2021. The adoption of ASU 2020-06 did not have a material impact on the Company’s financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the sold 12,500,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 1,000,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 2,000,000 Private Placement Warrants, at a purchase price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $2,000,000, and 275,000 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, for an aggregate price of $2,750,000, and the Underwriters purchased 125,000 Private Placement at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $1,250,000, from the Company in a private placement. Each Private Placement Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7). Each Private Placement Unit consists of one share of common stock (“Placement Share”) and one-half of one redeemable warrant (“Placement Warrant”). Each Placement Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

The proceeds from the sale of the Private Securities were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Securities and all underlying securities will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On January 27, 2021, the Sponsor purchased 2,875,000 shares (the “Founder Shares”) of the Company’s common stock for an aggregate price of $25,000. On November 3, 2021, the Company effected a stock dividend resulting in the Sponsor holding an aggregate of 3,125,000 Founder Shares. The Company filed the Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue shares of Class B common stock. Pursuant to the amendment, the Founder Shares were converted into shares of Class B common stock.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) six months after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Administrative Support Agreement

The Company entered into an agreement, commencing on November 2, 2021, to pay the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the period from January 14, 2021 (inception) through December 31, 2021, the Company incurred $30,000 in fees for these services, of which $19,000 is included in accrued expenses in the accompanying balance sheet.

Promissory Note — Related Party

On January 27, 2021, the Sponsor agreed to loan the Company an aggregate of up to $75,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). The Promissory Note is non-interest bearing and is payable on the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $75,000 was repaid at the closing of the Initial Public Offering on November 8, 2021.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit. The units would be identical to the Private Placement Units.

In order for the time available for the Company to consummate an Initial Business Combination to be extended, for each one-month extension the Sponsor or its affiliates or designees must deposit into the Trust Account

$412,500 based on the underwriters’ over-allotment option being fully exercised ($0.033 per share), on or prior to the date of the applicable deadline, for each one month extension, up to an aggregate of $2,475,000. Any such payments would be made in the exchange for a non-interest bearing, unsecured promissory note which would be repaid, if at all, at the option of the Sponsor, from funds released to the Company upon completion of an Initial Business Combination or via conversion of a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the Private Placement Units. As of December 31 , 2021, there are no Working Capital Loans outstanding.

General Legal Counsel

On January 10, 2017, an affiliate of the Company’s Sponsor, Lionheart Capital, LLC (“Lionheart Capital”), engaged Jessica L. Wasserstrom, LLC (“Wasserstrom”), to represent Lionheart Capital and its affiliated companies, as corporate general counsel and otherwise in connection with any corporate and/or transactional matters as requested by Lionheart Capital. The engagement letter between Lionheart Capital and Wasserstrom is for an indefinite period only subject to termination rights of either party, of which no termination has occurred since the agreement was executed. Jessica Wasserstrom, the principal of Wasserstrom, currently holds the title of Chief Legal Officer of Lionheart Capital and its affiliated companies.

In connection therewith, Wasserstrom was specifically engaged by the Company to provide counsel for general corporate legal matters, including related to mergers and acquisitions activity and, as such, may be deemed to be a related party of the Company. For the year ended December 31, 2021, the Company incurred $150,000 of legal fees from Wasserstrom, which were recorded within accrued expenses and remain unpaid and outstanding as of December 31, 2021.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 3, 2021, the holders of the Founder Shares, Private Placement Units (including up to 3,000,000 units that the Sponsor may, at its option but subject to our consent, purchase on a private placement basis prior to and in connection with a Business Combination), the Private Warrants, and securities issuable pursuant to the warrants that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $0.35 per Unit, or $4,375,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ DEFICIT

Preferred Stock — On November 3, 2021, the Company filed an Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue

1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At December 31, 2021, there were no issued or outstanding shares of preferred stock .

Class A Common Stock — The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2021, there were 400,000 shares of Class A common stock issued and outstanding, excluding 12,500,000 shares subject to possible redemption.

Class B Common Stock — On January 28, 2021, the Company amended its Certificate of Incorporation such that the Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.0001 per share. At December 31, 2021, there were 3,125,000 shares of common stock issued and outstanding.

On November 3, 2021, the Company filed an Amended and Restated Certificate of Incorporation prior to the closing date of the Initial Public Offering such that the Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share and 50,000,000 shares of Class B common stock, par value $0.0001 per share.

Holders of Class A common stock and Class B common stock are entitled to one vote for each share. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of stockholders, except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares of Class A common stock or equity-linked securities issued, or to be issued, to any seller in a Business Combination, the Private Placement Units and any private placement-equivalent units or warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).

Warrant — As of December 31, 2021, there are 6,250,000 Public Warrants issued and outstanding. The Public Warrants will become exercisable on the later of (a) the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 30 days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of Class A common stock issuable upon exercise of the warrants and thereafter will use its best efforts to cause the same to become effective within 60 business days following a Business Combination and to maintain a current prospectus relating to the Class A common stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•

if, and only if, the reported last reported sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsors or their affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 10 trading day period starting on the trading day prior the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

As of December 31, 2021, there are 2,200,000 Public Placement Warrants issued and outstanding. The Private Placement Warrants and the Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that so long as they are held by our sponsor, the underwriters or their respective permitted transferees, the private shares and the private warrants (including the Class A common stock issuable upon the exercise of the private warrants) may not be transferred, assigned or sold until 30 days after the completion of our initial business combination.

NOTE 8. INCOME TAX

The Company’s net deferred tax assets (liability) at December 31, 2021 is as follows:

December 31,
2021
Deferred tax assets (liability)
Net operating loss carryforward	$6,983
Startup/organization expenses	65,053

Total deferred tax assets (liability)	72,036
Valuation Allowance	(72,036)

Deferred tax assets (liability)	$—

The income tax provision for the period from January 14, 2021 (inception) through December 31, 2021 consists of the following:

December 31,
2021
Federal
Current	$—
Deferred	(72,036)
State and Local
Current	—
Deferred	—
Change in valuation allowance	72,036

Income tax provision	$—

As of December 31, 2021, the Company had $6,983 of U.S. federal and state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from January 14, 2021 (inception) through December 31, 2021, the change in the valuation allowance was $72,036.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2021 is as follows:

December 31, 2021
Statutory federal income tax rate	21.0%
Valuation allowance	(21.0)%

Income tax provision	—%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the year ended December 31, 2021 remain open and subject to examination.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2021
Assets:
Marketable securities held in Trust Account	1	$126,251,590

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

		June 30, 2022	December 31, 2021
	Note	US$ in thousands
Current Assets
Cash and cash equivalent		859	4,171
Trade receivables		1,039	116
Other receivables	3	1,416	804

Total Current Assets		3,314	5,091

Non-Current Assets
Property and equipment, Net		1,082	1,192
Intangible assets	4	4,856	3,908
Investment in associated companies		116	147

Total Non-Current Assets		6,054	5,247

Total Assets		9,368	10,338

Current Liabilities
Trade payables		1,615	916
Lease liability		29	37
Other payables		676	673
Convertible Notes	5	569	—
Borrowings from related parties		165	270

Total Current Liabilities		3,054	1,896

Non-Current Liabilities
Lease liability		458	466
Other Liabilities		106	85

Total Non-Current Liabilities		564	551

Total Liabilities		3,618	2,447

Equity
Issued capital and additional paid in capital	6	28,736	28,220
Share based payment reserve	6	3,708	3,284
Foreign currency translation reserve		(416)	223
Accumulated losses		(26,278)	(23,836)

Total Equity		5,750	7,891

Total Liabilities and Equity		9,368	10,338

The accompanying notes are an integral part of the financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		Six months ended June 30, 2022	Six months ended June 30, 2021
	Note	US$ in thousands
Research and development expenses, net		(933)	(885)
Selling and marketing expenses		(378)	(197)
General and administrative expenses		(1,200)	(1,338)

Operating Loss		(2,511)	(2,420)
Finance expenses		(36)	(5)
Finance income		105	45

Loss before income tax		(2,442)	(2,380)

Income tax		—	—

Loss after income tax for the period attributable to shareholders		(2,442)	(2,380)

Loss per share attributable to shareholders
Basic and diluted loss per share attributable to shareholders	7	(0.01)	(0.02)

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Six months ended June 30, 2022	Six months ended June 30, 2021
	US$ in thousands
Net loss	(2,442)	(2,380)
Other comprehensive loss, net of tax
Foreign currency translation	(639)	(179)

Comprehensive Loss	(3,081)	(2,559)

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Issued Capital	Additional paid-in capital	Share based payment reserve	Foreign currency translation reserve	Accumulated loss	Total Equity
	US$ in thousands
Balance as of 1 January 2022	—	28,220	3,284	223	(23,836)	7,891

Comprehensive loss
Loss after income tax for the period	—	—	—	—	(2,442)	(2,442)
Other comprehensive loss for the period	—	—	—	(639)	—	(639)

Total comprehensive loss for the period	—	—	—	(639)	(2,442)	(3,081)

Issuance of options to acquire intangible asset	—	—	721	—	—	721
Classification due to expiry of options	—	462	(462)	—	—	—
Share-based payments	—	54	165	—	—	219

Balance as of 30 June 2022	—	28,736	3,708	(416)	(26,278)	5,750

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Issued Capital	Additional paid-in capital	Share based payment reserve	Foreign currency translation reserve	Accumulated loss	Total Equity
	US$ in thousands
Balance as of 1 January 2021	—	21,880	2,853	605	(18,897)	6,441

Comprehensive income
Loss after income tax for the period	—	—	—	—	(2,380)	(2,380)
Other comprehensive loss for the period	—	—	—	(179)	—	(179)

Total comprehensive loss for the period	—	—	—	(179)	(2,380)	(2,559)

Issuance of shares, net	—	4,110	—	—	—	4,110
Share-based payments	—	23	—	—	—	23
Exercise of options	—	328	256	—	—	584

Balance as of 30 June 2021	—	26,341	3,109	426	(21,277)	8,599

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30, 2022	Six months ended June 30, 2021
	US$ in thousands
Cash flows from operating activities:
Loss before tax for the period	(2,442)	(2,380)
Share based compensation	165	256
Depreciation and amortization	176	138
Increase in Other receivables	(617)	(221)
Increase in Trade receivables	(1,110)	(110)
Increase in trade payables	831	(59)
(Decrease) / Increase in other payables	110	(50)
(Decrease) in other liabilities	32	—
Interest on leases	28	17
Financial expenses related to borrowing from related parties	(89)	—
Share based payment to directors	54	23

Net cash flow used in operating activities	(2,862)	(2,386)

Cash flows from investing activities:
Purchase of property, plant and equipment	(183)	(91)
Capitalized development costs	(783)	(810)

Net cash flow used in investing activities	(966)	(901)

Cash flows from financing activities:
Payment of lease liabilities	(39)	(50)
Proceeds from issuance of shares, net	—	4,110
Exercise of options	—	328
Proceeds from issuance of Convertible Notes	581	—

Net cash flow from financing activities	542	4,388

Increase (decrease) in cash and cash equivalents	(3,286)	1,101

Cash and cash equivalents at beginning of period	4,171	4,341
Exchange rate differences on cash and cash equivalent	(26)	(183)

Cash and cash equivalents at end of period	859	5,259

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Appendix A:

	Six months ended 30 June 2022	Six months ended 30 June 2021
	USD	USD
Non-cash investment activities:
Issuance of options to acquire intangible asset	721	—
Additions related to IFRS 16 liability	49	—

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 1 - GENERAL:

A.

Security Matters Limited (“Security Matters” and together with its subsidiaries, the “Company” or the “Group”) was incorporated in May 2018 under Australian law. Security Matters’ registered address is K&L Gates Level 25, 525 Collins Street Melbourne, Victoria 3000, Australia. In October 2018, the Company was listed to the Australian Stock Exchange (“ASX”) under the symbol SMX.

The Company engages in research and development to permanently and irrevocably “mark” any object either solid, liquid or gas, allowing identification, circularity, proof of authenticity, tracking supply chain movements and quality assurance.

Security Matters’ technology comprises a chemical-based hidden “barcode” system, alongside a unique “reader” to identify these codes, and a blockchain record to store and protect ownership data. Security Matters offers a business-to-business (B2B), “white-label” solution that serves market leaders’ needs for authentication, supply chain integrity and quality assurance.

B.

The novel coronavirus (“COVID-19”) has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic has disrupted global supply chains and adversely impacted many different industries for most of 2020-2021. COVID-19 could have a continued material adverse impact on economic and market conditions and trigger a period of continued global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the extent and the duration of the economic impact of COVID-19. Due to the COVID-19 pandemic, the Group have experienced some changes in its operations among them, shift to remote work as a result of lockdown and health precaution measures but do not expect to have material effect on the company’s operation.

C.	During the six months ended June 30, 2022, the Company incurred operating losses and negative cash flows from operating activities. The Company did not yet generate significant revenues.

As discussed in Note 9 (3), on August 24, 2022, and on September 05, 2022, the Company entered into binding loan agreements including with existing shareholders. As discussed in Note 9 (4), the Company executed equity line agreement. The Company has also the ability to decrease its expenses in order to meet its existing cash flow streams.

Management believes that the proceeds from the recent funding agreements, combined with its cash on hand and the Company plans, are sufficient to meet the Company’s obligations as they come due in the foreseeable future. There are no assurances, however, that the Company will be able to obtain an adequate level of financial resources that are required for its long-term business plan.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

Basis of preparation

These interim consolidated financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting. They do not include all disclosures that would otherwise be required in a complete set of financial statements and should be read in conjunction with the 2021 annual financial statements.

Significant accounting policies

The Group has applied the same accounting policies and methods of computation in its interim consolidated financial statements as in its 2021 annual financial statements. Other new and amended standards and

SECURITY MATTERS LIMITED NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Significant accounting policies (cont.)

Interpretations issued by the IASB that will apply for the first time in future financial statements are not expected to impact the Group as they are either not relevant to the Group’s activities or require accounting which is consistent with the Group’s current accounting policies.

Reimbursement of research and development expenses

The Company enters into paid pilot and proof of concept (POC) agreements with the objective of achieving commercial agreements on the activity. The other party to the agreement will reimburse the Company for expenditures on research and development. These reimbursements are offset in the profit or loss accounts against the related expenses (research and development expenses). Any IP generated from this activity remains in the ownership of the Company.

The reimbursement from paid pilots and proof of concept projects for the six months period ended June 30, 2022, amounted to $1,020 ($555 for the six months period ended June 30, 2021).

NOTE 3 - OTHER RECEIVABLES:

	June 30, 2022	December 31, 2021
Prepaid expenses	1,155	454
Tax authorities	224	280
Other	37	70

Total	1,416	804

*	The prepaid expenses include US$ 1,027 for June 30, 2022, and US$ 349 for December 31 ,2021 that is related to the anticipated SPAC transaction (refer to Note 9 – Subsequent Events).

NOTE 4 - INTANGIBLE ASSETS:

Intangible assets as of June 30, 2022, consist of capitalized technology development costs ($4,192), of the Company core technology as well as the cost of the exclusive license intellectual property ($664) that was acquired in 2022, and which includes the addition amount as a result of the acquisition of additional 50% interest in SMX Beverages Pty Ltd (Note 7) and the cost of the existing 50% investment ($4). The fair value of the additional intellectual property acquired has been determined based on the fair value of the issued options consideration at the grant date. The acquired rights have not yet commenced amortization as the license has not yet been used.

NOTE 5 - CONVERTIBLE NOTES

In May 2022, the Company issued 828,240 convertible notes, with a face value of $0.7 per convertible note, for an aggregate amount of 581. These convertible notes have a maturity date: December 31, 2022. The conversion price will be as follows: (i) if the Company executes a binding agreement for an M&A transaction or receives US$20.0 million or more in return for the issue of shares on or before 31 December 2022, the principal amount

SECURITY MATTERS LIMITED NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 5 - CONVERTIBLE NOTES (CONT.)

of each Note will automatically convert into shares in the Company. The issue price per share will be calculated at a 20% discount to the higher of the offer price or price paid by the investors participating in the qualified transaction, as such term is defined in the convertible note agreement, subject to a floor of no lower than A$0.15 per Share. (ii) if the Company has not executed a binding agreement for a qualified transaction until 31 December 2022, the convertible note balance will automatically convert into ordinary shares at that date. The issue price per share will be calculated at a 20% discount to the 5-21 day volume weighted average price until 31 December, 2022, as such term is defined in the convertible note agreement, subject to a cap of no lower than $0.11 per share, and on December 31, 2022 conversion, for each share issued to the investor, the investors will also be issued half unlisted two year option with an exercise price of $0.32 per share, that subject to shareholders approval.

In July 2022, the company signed a Business Combination Agreement that will be subject to an Australian court approval of the merger (refer to Note 9 – Subsequent Events. In July 2022, an amendment to the Convertible

Note Agreements was signed between the Company and the investors which prescribes a cancellation of the convertible notes and replacing them with the issuance of 1,000,000 ordinary shares of the Company, following the completion of the Business Combination Agreement, that among other, require Australian court approval.

NOTE 6 - SHAREHOLDERS’ EQUITY

A.

The ordinary shares in the Company confer upon their holders the right to receive notice to participate and vote in general meetings of the Company, and the right to receive dividends, if and when declared.

	Number of shares
	June 30, 2022		December 31, 2021
	Authorized	Issued and outstanding	Authorized	Issued and outstanding
Ordinary shares	165,854,581	165,854,581	165,532,264	165,532,264

B.	Increase in issued share capital:

The Company granted 322,317 Ordinary shares during the six months ended June 30, 2022 and 83,503 shares during the six months ended June 30, 2021 to its Board members in lieu of cash remuneration. The fair value of the shares on the grant date is $54 and 23$ respectively.

C.	Options granted to employees:

	Six months ended June 30, 2022
	Number of options	Weighted average Exercise price (AU$)
Outstanding at beginning of year	11,280	0.27
Granted	400	0.45
Exercised	—
Expired	(1,989)	0.22

Outstanding at end of period	9,691	0.28

Exercisable options	2,585	0.30

SECURITY MATTERS LIMITED NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 7 - LOSS PER SHARE

	June 30, 2022	June 30, 2021
Net loss after income tax attributable to the owners of the company	(2,442)	(2,380)

Basic and diluted loss per share	(0.01)	(0.02)

Weighted average number of ordinary shares
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	165,629	143,539

NOTE 8 - Material events during the period-Acquisition of SMX Beverages:

On December 24, 2021, the Company signed an agreement with Global BevCo to acquire the remaining 50% shares in SMX Beverages Pty Ltd, in exchange for 8,000,001 options of the Company at exercise price of AU$0.4, with an expiration date of March 25, 2027. Total fair value of the options is 721 (AU$ 960,000), and the acquisition was settled on 25 March 2022. The company assigned the consideration to technology license intellectual property as described in note 5.

The total fair value of the options was determined according to Black - Scholes model, free rate interest of 2.5%, expected life 5 years. The acquisition agreement also provides a five-year consulting agreement to Global BevCo in consideration of AU$13,500 per month and a 5% revenue share for referred clients.

NOTE 9 - SUBSEQUENT EVENTS:

Since the reporting date the following significant events have occurred:

1.

On July 26, 2022, the Company and Lionheart III Corp (“Lionheart”), a publicly traded special purpose acquisition company (SPAC), amongst others, entered into a business combination agreement (“BCA”) and accompanying scheme implementation deed (“SID”) pursuant to which the Company will list on NASDAQ via a newly-formed Irish company to be named “Empatan Public Limited Company.” Under the BCA, a wholly owned subsidiary of Empatan will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Empatan, and existing Lionheart stockholders receiving Empatan Shares in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Empatan Shares instead of Lionheart shares, as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions. Under the SID, the Company has agreed to propose a scheme of arrangement under Part 5.1 of the Australian Corporations Act and capital reduction which will result in all shares in the Company being cancelled in return for the issue of Empatan shares, with the Company then issuing a share to Empatan (resulting in the Company becoming a wholly owned subsidiary of Empatan), subject to the satisfaction of various closing conditions, including: receipt of required regulatory approvals, the approval of shareholders of both the Company and Lionheart, no material adverse effect, prescribed events or breaches of representations and warranties, interdependence of the SID and BCA completing successfully and other customary conditions to a scheme of arrangement, such as Australian court approval and an independent expert confirming that the transaction is in the best interests of the Company’s shareholders.

2.

In August 2022, the Company has fully repaid the related parties’ loan. In addition, the Company signed an addendum to the Loan agreement that reduces the amount of the Bonus payment for both lenders to a total

SECURITY MATTERS LIMITED NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 9 - SUBSEQUENT EVENTS (CONT.):

fixed amount of ILS 2.5 million ($770 thousand), that will be paid upon the completion of the Business Combination described in Note 9 (1) above. If the Business Combination will not be completed, the terms of the Bonus payment will return as were prior to the recent signed addendum.

3.

The Company entered into binding loan agreements on August 24, 2022 and September 05, 2022, with three private investors. The investors agreed to lend the Company an aggregated amount of $2.5 million which bears interest of 10% per annum (paid quarterly in arrears) with 50% of the loan to be repaid on the first anniversary of the date of issue and 50% on the earlier of (i) the second anniversary of the date of issue, and (ii) a change in control event (which does not include the Business Combination). It has also been agreed that each investor will receive warrants to subscribe for Parent Shares and a first priority security interest in the shares of the Company’s interest in trueGold Consortium Pty Ltd. The investors may redeem part of the warrants at closing of the Business Combination.

4.

In August 2022, the Company entered a Standby Equity Facility to raise up to $ 1.4 million (AU$ 2 million), for the period until October 31, 2022. Under the Agreement, SMX retains full control of the subscription process, with the discretion as to whether to request share placements, the timing of the share placements and the maximum number of shares to be requested to be issued under each placement; the purchase price per Share is of 91.5% of the of the volume weighted average price of Shares during the relevant Valuation Period with a floor price of A$0.17. Until September 19th, the Company raised the net amount of $224.

Report of Independent Registered Public Accounting Firm To Shareholders and the Board of Directors of Security Matters Limited

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of financial position of Security Matters Limited and subsidiaries (the “Company”) as of December 31, 2021, and 2020, the related consolidated statements of operations, consolidated statements of comprehensive income (loss), changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2021, in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Tel-Aviv, Israel	/s/ Ziv Haft
September 6, 2022	Certified Public Accountants (Isr.)
We have served as the Company’s auditor since 2022	BDO Member Firm

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

		December 31, 2021	December 31, 2020
	Note	US$ in thousands
Current Assets
Cash and cash equivalent		4,171	4,341
Other receivables	4	920	445

Total current assets		5,091	4,786

Non-current assets
Property and equipment	5	1,192	1,099
Intangible assets	7	3,908	2,332
Investment in associated companies	6	147	248

Total non-current assets		5,247	3,679

Total assets		10,338	8,465

Current Liabilities
Trade payables		916	515
Lease liability	8	37	58
Other payables	9	673	555
Borrowings from related parties	10	270	280

Total current liabilities		1,896	1,408

Non-Current Liabilities
Lease liability	8	466	531
Other Liabilities	17	85	85

Total non-current liabilities		551	616

Total liabilities		2,447	2,024

Issued capital	11	28,220	21,880
Share based payment reserve	11	3,284	2,853
Foreign currency translation reserve		223	605
Accumulated losses		(23,836)	(18,897)

Total Equity		7,891	6,441

Total Liabilities and Equity		10,338	8,465

The accompanying notes are an integral part of the financial statements.

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF OPERATIONS

		December 31, 2021	December 31, 2020
	Note	US$ in thousands
Revenue		—	13
Cost of sales		—	10

Gross profit		—	3

Research and development expenses, net	12	2,039	1,689
Selling and marketing expenses		453	427
General and administrative expenses	13	2,482	2,447

Operating Loss		(4,974)	(4,560)

Finance expenses		101	79
Finance income		237	67
Share of net loss of associated companies	6	101	1

Loss before income tax		(4,939)	(4,573)

Income tax	14	—	—

Loss after income tax for the year attributable to shareholders		(4,939)	(4,573)

Loss per share attributable to shareholders
Basic and diluted loss per share attributable to shareholders		(0.03)	(0.04)

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	December 31, 2021	December 31, 2020
	US$ in thousands
Net loss	(4,939)	(4,573)
Other comprehensive loss, net of tax
Foreign currency translation	(382)	388

Comprehensive loss	(5,321)	(4,185)

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Issued Capital	Additional paid-in capital	Share based payment reserve	Foreign currency translation reserve	Accumulated loss	Total Equity
	US$ in thousands
Balance as of 1 January 2021	—	21,880	2,853	605	(18,897)	6,441

Comprehensive income
Loss after income tax for the year	—	—	—	—	(4,939)	(4,939)
Other comprehensive Income for the year	—	—	—	(382)	—	(382)

Total comprehensive income for the year	—	—	—	(382)	(4,939)	(5,321)

Issuance of shares, net	—	5,892	—	—	—	5,892
Exercise of warrants	—	395	—	—	—	395
Share-based payments	—	53	431	—	—	484

Balance as of 31 December 2021	—	28,220	3,284	223	(23,836)	7,891

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Issued Capital	Additional paid-in capital	Share based payment reserve	Foreign currency translation reserve	Accumulated loss	Total Equity
	US$ in thousands
Balance as of 1 January 2020	—	14,987	2,370	217	(14,324)	3,250

Comprehensive income
Loss after income tax for the year	—	—	—	—	(4,573)	(4,573)
Other comprehensive income for the year	—	—	—	388	—	388

Total comprehensive income for the year	—	—	—	388	(4,573)	(4,185)

Issuance of shares, net	—	6,857	—	—	—	6,857
Share-based payments	—	36	483	—	—	519

Balance as of 31 December 2020	—	21,880	2,853	605	(18,897)	6,441

The accompanying notes are an integral part of the consolidated financial statements.

SECURITY MATTERS LIMITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	December 31, 2021	December 31, 2020
	US$ in thousands
Cash flows from operating activities:
Loss before tax for the year	(4,939)	(4,573)
Share based compensation	431	483
Increase in Other receivables	(463)	(162)
Depreciation and amortization	315	219
Increase in trade payables	401	323
Increase in other payables	60	150
Decrease in provision	—	(6)
(Decrease) in other liabilities	(3)	(15)
Interest on leases	47	29
Provision of borrowing to related parties	89	—
Issuance of shares for directors	53	36
Share in losses of associated companies, net	101	1

Net cash flow used in operating activities	(3,908)	(3,515)

Cash flows from investing activities:
Purchase of property, plant and equipment	(297)	(235)
Capitalized development cost	(1,468)	(723)

Net cash flow used in investing activities	(1,765)	(958)

Cash flows from financing activities:
Payments of borrowings to related parties	(103)	(144)
Payment of lease liabilities	(98)	(12)
Exercise of warrants	395	—
Proceeds from issuance of shares, net	5,892	6,857
Warrants derivative	32	—

Net cash flow from financing activities	6,118	6,701

Increase in cash and cash equivalents	445	2,228

Cash and cash equivalents at beginning of year	4,341	1,708
Exchange rate differences on cash and cash equivalent	(615)	405

Cash and cash equivalents at end of year	4,171	4,341

The accompanying notes are an integral part of the consolidated financial statements

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 1 - GENERAL:

A.

Security Matters Limited (“Security Matters” and together with its subsidiaries, the “Company” or the “Group”) was incorporated in May 2018 under Australian law. Security Matters’ registered address is K&L Gates Level 25, 525 Collins Street Melbourne, Victoria 3000, Australia. In October 2018, the Company was listed to the Australian Securities Exchange (“ASX”) under the symbol SMX.

The Company engages in research and development to permanently and irrevocably “mark” any object either solid, liquid or gas, allowing identification, circularity, proof of authenticity, tracking supply chain movements and quality assurance for countless products in virtually every industry.

Security Matters’ technology comprises a chemical-based hidden “barcode” system, alongside a unique “reader” to identify these codes, and a blockchain record to store and protect ownership data. Security Matters offers a business-to-business (B2B), “white-label” solution that serves market leaders’ needs for authentication, supply chain integrity and quality assurance.

B.

The novel coronavirus (“COVID-19”) has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic has disrupted global supply chains and adversely impacted many different industries for most of 2020-2021. COVID-19 could have a continued material adverse impact on economic and market conditions and trigger a period of continued global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the extent and the duration of the economic impact of COVID-19. Due to the COVID-19 pandemic spread during 2021, the Group have experienced some changes in its operations among them, shift to remote work as a result of lockdown and health precaution measures but do not expect to have material effect on the company’s operation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

The significant accounting policies followed in the preparation of the financial statements, on a consistent basis, are:

New accounting standards

New standards, interpretations and amendments not yet effective.

There are a number of standards, amendments to standards, and interpretations which have been issued by the IASB that are effective in future accounting periods that the company has decided not to adopt early.

The following amendments are effective for the period beginning 1 January 2022:

•	Annual Improvements to IFRS Standards 2018-2020 (Amendments to IFRS 1, IFRS 9, IFRS 16 and IAS 41);

•	References to Conceptual Framework (Amendments to IFRS 3).

The following amendments are effective for the period beginning 1 January 2023:

•	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS 2 Practice Statement);

•	Definition of Accounting Estimates (Amendments to IAS 8); and

•	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12).

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

New accounting standards (cont.)

In January 2020, the IASB issued amendments to IAS 1, which clarify the criteria used to determine whether liabilities are classified as current or non-current. These amendments clarify that current or non-current classification is based on whether an entity has a right at the end of the reporting period to defer settlement of the liability for at least twelve months after the reporting period.

The amendments also clarify that ‘settlement’ includes the transfer of cash, goods, services, or equity instruments unless the obligation to transfer equity instruments arises from a conversion feature classified as an equity instrument separately from the liability component of a compound financial instrument.

The amendments were originally effective for annual reporting periods beginning on or after 1 January 2022. However, in May 2020, the effective date was deferred to annual reporting periods beginning on or after 1 January 2023.

In response to feedback and enquiries from stakeholders, in December 2020, the IFRS Interpretations Committee (IFRIC) issued a Tentative Agenda Decision, analyzing the applicability of the amendments to three scenarios.

However, given the comments received and concerns raised on some aspects of the amendments, in April 2021, IFRIC decided not to finalise the agenda decision and referred the matter to the IASB. In its June 2021 meeting, the IASB tentatively decided to amend the requirements of IAS 1 with respect to the classification of liabilities subject to conditions and disclosure of information about such conditions and to defer the effective date of the 2020 amendment by at least one year.

The Group is currently assessing the impact of these new accounting standards and amendments. The Group will assess the impact of the final amendments to IAS 1 on classification of its liabilities once the those are issued by the IASB. The Group does not believe that the amendments to IAS 1, in their present form, will have a significant impact on the classification of its liabilities, as the conversion feature in its convertible debt instruments is classified as an equity instrument and therefore, does not affect the classification of its convertible debt as a non-current liability.

Basis of preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (“IASB”). The financial statements have been prepared under the historical cost convention except for certain financial liabilities which are measured at fair value until conversion. The Company has elected to present the statement of comprehensive income using the function of expense method.

Principles of consolidation

The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of Security Matters Limited as of 31 December 2021 and the results of all subsidiaries for the year then ended. Security Matters Limited and its subsidiaries together are referred to in these financial statements as the ‘consolidated entity’.

Subsidiaries are all those entities over which the Company has control. The Company controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Principles of consolidation (cont.)

those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is obtained by the Company and until the date that control is lost.

Intercompany transactions between entities in the consolidated entity are eliminated. Unrealised losses are also eliminated unless the transaction provides evidence of the impairment of the asset transferred.

Critical Accounting Estimates and Assumptions

The preparation of the financial statements requires management to make estimates and assumptions that have an effect on the application of the accounting policies and on the reported amounts of assets, liabilities and expenses. These estimates and underlying assumptions are reviewed regularly. Changes in accounting estimates are reported in the period of the change in estimate. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the financial statements, are disclosed in note 3.

Cash and cash equivalents

Cash equivalents are considered by the Company to be highly liquid investments, including, inter alia, short-term deposits with banks and the maturity of which do not exceed three months at the time of deposit, and which are not restricted.

Foreign currency

The financial statements are prepared in US Dollars which is the presentation currency of the Group. Security Matters Limited’s functional currency is Australian Dollars. The functional currency of Security Matters Ltd (Israel) is ILS Israeli Shekels.

Transactions and balances in foreign currencies are converted into US Dollars in accordance with the principles set forth by International Accounting Standard (IAS) 21 (“The Effects of Changes in Foreign Exchange Rates”). Accordingly, transactions and balances have been converted as follows:

•	Assets and liabilities – at the rate of exchange applicable at the reporting date;

•	Expense items – at annual average rate at the statements of financial position date.

•	Share capital, capital reserve and other capital movement items were at rate of exchange as of the date of recognition of those items.

•	Accumulated deficit was based on the opening balance for the beginning of the reporting period in addition to the movements mentioned above.

•	Exchange gains and losses from the aforementioned conversion are recognized in the statement of other comprehensive lose in Foreign Currency Translation Reserve.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Investments in associated company

Investments in associated company is accounted under the equity method and are initially recognized at cost. The investment’s cost includes transaction costs. The consolidated financial statements include the Group’s share in net income or loss, in other comprehensive income or loss, and in the net assets of associated companies accounted by the equity method from the date when significant influence or joint control materialized, until the date on which the conditions for significant influence or joint control are no longer met.

Losses of an associate in amounts which exceed its equity are recognized by the Company to the extent of its investment in the associate plus any losses that the Company may incur as a result of a guarantee or other financial support provided in respect of the associate.

Loss per share

Basic loss per share

Basic loss per share is calculated by dividing the net loss attributable to the owners of Security Matters Limited, by the weighted average number of ordinary shares outstanding during the financial year, adjusted for bonus elements in ordinary shares issued during the financial year.

Diluted earnings per share

Potential Ordinary shares are included in the computation of diluted earnings per share when their conversion decreases earnings per share. Potential Ordinary shares that are converted during the period are included in diluted earnings per share only until the conversion date and from that date in basic earnings per share.

Governmental grants

Government grants received for the use of research and development activities, for which the Company undertook to pay royalties to the state, contingent on future sales arising from this financing, were treated as forgivable loans. The grant was recognized as a liability in the financial statements, except when there is reasonable assurance that the Company will comply with the conditions for the forgiveness of the loan, then it would be recognized as a government grant. When the loan bears a below-market rate of interest, the liability is recognized at its fair value in accordance with the market interest rate prevailing at the time of receiving the grant. The difference between the consideration received and the liability recognized at inception was treated as a government grant and recognized as a reimbursement of research expenses. The repayment of the liability to the state is reviewed every reporting period, with changes in the liability resulting from a change in the expected royalties recognized in profit or loss.

Fair value measurement

Fair value is the price that would be received when selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Fair value measurement (cont.)

The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:

A.	In the principal market for the asset or liability; or

B.	In the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible to the Company.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

Classification of financial instruments by fair value hierarchy

The financial instruments presented in the statements of financial position at fair value are grouped into classes with similar characteristics using the following fair value hierarchy which is determined based on the source of input used in measuring fair value:

Level 1 —	Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 —	Inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.
Level 3 —	Inputs that are not based on observable market data (valuation techniques which use inputs that are not based on observable market data).

Financial assets

The Company classifies its financial assets into one of the following categories, depending on the purpose for which the asset was acquired. The Company’s accounting policy for each category is as follows:

Other trade receivables: These assets are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They arise principally through the provision of goods and services, but also incorporate other types of contractual monetary asset. These assets are carried at amortized cost less any provision for impairment.

The Company has no financial assets classified at Fair value through profit or loss.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Financial liabilities

a. financial liabilities measured at amortized cost:

Financial liabilities are initially recognized at fair value less transaction costs that are directly attributable to the issue of the financial liability.

After initial recognition, the Company measures all financial liabilities at amortized cost using the effective interest rate method, which ensures that any interest expense over the period is at a constant interest rate on the balance of the liability carried in the statement of financial position, except for financial liabilities in b) below.

b. financial liabilities measured at fair value through profit or loss:

These financial liabilities comprise of derivatives that are options which are to be settled in equity instruments but nevertheless do not meet the definitions of equity instrument. At initial recognition, the Company measures those financial liabilities at fair value. Transaction costs are recognized in profit or loss. After initial recognition, changes in fair value are recognized in profit or loss.

Impairment of financial assets

The Company recognizes a loss allowance for expected credit losses on financial assets which are either measured at amortized cost or fair value through other comprehensive income. The measurement of the loss allowance depends upon the Company’s assessment at the end of each reporting period as to whether the financial instrument’s credit risk has increased significantly since initial recognition, based on reasonable and supportable information that is available, without undue cost or effort to obtain.

Where there has not been a significant increase in exposure to credit risk since initial recognition, a 12-month expected credit loss allowance is estimated. This represents a portion of the asset’s lifetime expected credit losses that is attributable to a default event that is possible within the next 12 months. Where a financial asset has become credit impaired or where it is determined that credit risk has increased significantly, the loss allowance is based on the asset’s lifetime expected credit losses. The amount of expected credit loss recognised is measured on the basis of the probability weighted present value of anticipated cash shortfalls over the life of the instrument discounted at the original effective interest rate. The loss allowance is recognised in profit or loss.

Impairment of non-financial assets

Intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Other non-financial assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. Recoverable amount is the higher of an asset’s fair value less costs of disposal and value-in-use. The value-in-use is the present value of the estimated future cash flows relating to the asset using a pre-tax discount rate specific to the asset or cash-generating unit to which the asset belongs. Assets that do not have independent cash flows are grouped together to form a cash-generating unit.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Property, plant and equipment

Items of property, plant and equipment are initially recognized at cost. Cost includes directly attributable costs and the estimated present value of any future costs of dismantling and removing items. Depreciation is computed by the straight-line method, based on the estimated useful lives of the assets, as follows:

%

Computers	33
Machines and equipment	20
Furniture and office equipment	10
Leasehold improvements	5

Leasehold improvements are depreciated over the term of the expected lease including optional extension, or the estimated useful lives of the improvements, whichever is shorter.

Right-of-use assets

All leases are accounted for by recognizing a right-of-use asset and a lease liability.

A right-of-use asset is recognized at the commencement date of a lease. The right-of-use asset is measured at cost, which comprises the initial amount of the lease liability, adjusted for, as applicable, any lease payments made at or before the commencement date net of any lease incentives received.

Right-of-use assets are depreciated on a straight-line basis over the unexpired period of the lease or the estimated useful life of the asset, whichever is the shorter. Where the Company expects to obtain ownership of the leased asset at the end of the lease term, the depreciation is over its estimated useful life. Right-of use assets are subject to impairment or adjusted for any remeasurement of lease liabilities.

Reimbursement of research and development expenses

Reimbursements in proof of concept (POC) agreements of expenditures on research and development in order to achieve commercial agreement once this activity will be result successful, are offset in profit or loss against the related expenses (research and development expenses). Any IP generated from this activity remains at the ownership of the company.

Lease liabilities

All leases are accounted for by recognizing a right-of-use asset and a lease liability. Lease liabilities are measured at the present value of the contractual payments due to the lessor over the lease term, with the discount rate determined by reference to the rate implicit in the lease unless (as is typically the case) this is not readily determinable, in which case the Group’s incremental borrowing rate on commencement of the lease is used. Variable lease payments are only included in the measurement of the lease liability if they depend on an index or rate. In such cases, the initial measurement of the lease liability assumes the variable element will remain unchanged throughout the lease term. Other variable lease payments are expensed in the period to which they relate.

On initial recognition, the carrying value of the lease liability also includes:

•	amounts expected to be payable under any residual value guarantee.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Lease liabilities (cont.)

•	the exercise price of any purchase option granted in favor of the Group if it is reasonably certain to exercise that option.

•	any penalties payable for terminating the lease, if the term of the lease has been estimated on the basis of termination option being exercised.

Subsequent to initial measurement lease liabilities increase as a result of interest charged at a constant rate on the balance outstanding and are reduced for lease payments made. Lease liabilities are remeasured when there is a change in future lease payments arising from a change in an index or rate or when there is a change in the assessment of the term of any lease the remeasurement being recognized in front of the right of use assets.

Employee benefits

The Company has several employee benefit plans as to Israeli employees:

1.

Short-term employee benefits: Short-term employee benefits include salaries, paid annual leave, paid sick leave, recreation and social security contributions and are recognized as expenses as the services are rendered. A liability in respect of a cash bonus or a profit-sharing plan is recognized when the Company has a legal or constructive obligation to make such payment as a result of past service rendered by an employee and a reliable estimate of the amount can be made.

2.

Post-employment benefits: The plans are normally financed by contributions to insurance companies and classified as defined contribution plans or as defined benefit plans. The Company has defined for most of its employees contribution plans pursuant to Section 14 to the Israel Severance Pay Law since 2004 under which the Company pays fixed contributions and will have no legal or constructive obligation to pay further contributions if the fund does not hold sufficient amounts to pay all employee benefits relating to employee service in the current and prior periods.

Contributions to the defined contribution plan in respect of severance or retirement pay are recognized as an expense simultaneously with receiving the employee’s services and no additional provision is required in the financial statements except for the unpaid contribution.

Intangible assets

Intangible assets include capitalized technology development costs. Expenditures on research activities are recognized in profit or loss as incurred. Expenditures on internally developed products are mainly employee salaries and legal fees for filing of patents and are capitalized when the Company demonstrates all the following criteria:

a.	The technical feasibility of completing the intangible asset so that it will be available for use or sale.

b.	The intention to complete the intangible asset and use or sell it.

c.	The ability to use or sell the intangible asset.

d.

The probability of the intangible asset to generate future economic benefits. Among other things, the Company considers the existence of a market for the output of the intangible asset or the intangible asset itself or, if it is to be used internally, the usefulness of the intangible asset.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Intangible assets (cont.)

e.	The availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset.

f.	The ability to measure reliably the expenditures attributable to the intangible asset during its development.

The recognition criteria above are considered by the Company at each stage of development to determine when the criteria have been initially met in full.

The technical feasibility criteria is determine to be met when a the milestone of initial marking and reading capabilities is satisfied. The milestone’s identification occurs only following a detailed broad mapping of the raw material characteristics and establishing the formula for the chemical marker architecture to be embedded into the raw material based on industry standards and regulations. The result is the initial evidence that the x-ray algorithm of the designated reader is in a stage that can identify the marker and convey information. At this stage, the Company believes that the technical feasibility of completing the development for use is probable.

The Company notes that technical feasibility has been established and the achieved technology is ready for the next stage which consists of performing a proof-of-concept pilot with an industry partner, in order to adapt the technology for the relevant industry and adjust the development to meet the industry’s needs.

Currently, the Company’s capitalized development activities focus on:

1.

Development of marker architecture to be embedded topically or in-situ (application) for each material/product within the optimal industrial manufacturing phase, based on industry standards and regulations.

2.	Semi Industrial scale – technology implementation in semi industrial production.

3.	Development of a digital platform to support the end-to-end traceability from raw material to final product to recycling.

The Company’s management has the full intention to complete the development of the technology and ultimately to sell it. This intention is demonstrated by initiating partnerships with industry market leaders and continuing the development into the next phase. The Company’s intention is also reflected in the Company’s approved budget.

The Company’s management intends to concentrate its future sales and marketing efforts in the U.S. market, including recruitment of sales and marketing personnel. It plans to advance successful proof-of-concept pilots performed with industry leading partners, and further advance its innovative technology and commercialization efforts and collaborations in the segments relevant to its technology.

The Company’s business model targets leading brands and manufacturers in order to create a new market standard for circular economy solutions, brand authentication and supply chain integrity. The Company’s technology is applicable for multiple industries such as gold, fashion, electronics and circular economy – plastic and rubber. The Company is able to provide an adaptive solution for multiple market segments, based on a unified technology solution, through collaborative relationships with leading market companies which provide it with access to various potential entities to sell its solution. This is part of the Company’s strategy to create strategic partnerships with market leaders across its main segments of activity. The Company believes that this close collaboration with market leaders, and developing a product that meets their requests, suggest that there is a strong potential market for its development.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Intangible assets (cont.)

Adequate technical and financial resources are available to complete the development; the development will be completed by the Company’s technology team which consists of professional experienced scientists and engineers, with a track record in the industrial sector and with financial resources successfully raised through the issuance of ordinary shares and loans. The Company has already accomplished its core technology development and is currently focused on development of specific adjustments for different market segments. This stage is focused and short-termed, therefore, management believes that limited financial resources are required for completing the development and that there is high probability for commencing commercial agreements following the successful proof-of-concept pilots.

The Company has financial systems in place that allow it to maintain records in sufficient detail that enable it to measure reliably the expenditures attributable to the intangible asset during its development.

Development expenditures not satisfying all the above criteria are recognized in the consolidated statement of comprehensive income as incurred.

Subsequent measurement

In subsequent periods, capitalized development expenditures are measured at cost less accumulated amortization and accumulated impairment losses.

An asset is ready for its intended use, when the developed technology becomes operational and the Company completes an initial customization for a client’s specific needs, which means that the technology is fully implemented in the customer’s manufacturing processes and ready for its intended use. The management estimates that in approximately two years such customization will be completed and amortization will commence.

Intangible assets with a finite useful life are amortized over their estimated useful lives and reviewed for impairment whenever there is an indication that the asset may be impaired. The amortization period and the amortization method for an intangible asset are reviewed at least at each year end.

The carrying amount of these assets is reviewed whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset. An expenditure incurred in development activities, including the Company’s software development is capitalized only where it clearly increases the economic benefits to be derived from the asset to which it relates, the expenditure will lead to new or substantially improved products, the products are technically and commercially feasible and the Company has sufficient resources to complete the development and reach the stage for which the product is ready for use.

All other expenditure, including those incurred in order to maintain an intangible assets current level of performance, is expensed as incurred.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Share-based payments

The Company measures the share-based expense and the cost of equity-settled transactions with employees and service providers by reference to the fair value of the equity instruments at the date at which they are granted. The Company selected the Black-Scholes model as the Company’s option pricing model to estimate the fair value of the company’s options awards. The model is based on share price, grant date and on assumptions regarding expected volatility, expected life of the options, expected dividend, and a no risk interest rate. As for granted options which are settled in equity instruments, the fair value of the options at the grant date is charged to the statement of comprehensive loss over the vesting period. Non-market vesting conditions are taken into account by adjusting the number of equity instruments expected to vest at each reporting date so that, ultimately, the cumulative amount recognized over the vesting period is based on the number of options that eventually vest.

NOTE 3 - CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS:

In the process of applying the significant accounting policies, the Group has made the following judgments which have the most significant effect on the amounts recognized in the financial statements.

The preparation of the financial statements requires management to make estimates and assumptions that have an effect on the application of the accounting policies and on the reported amounts of assets, liabilities, revenues and expenses. Changes in accounting estimates are reported in the period of the change in estimate. The key assumptions made in the financial statements are discussed below.

Share based payments

The Company has a share-based remuneration scheme for employees. The fair value of share options is estimated by using the Black-Scholes model, which was derived to model the value of the firm’s equity over time. The simulation model was designed to take into account the unique terms and conditions of the performance shares and share options, as well as the capital structure of the firm and the volatility of its assets, on the date of grant based on certain assumptions. Those conditions are described in the share-based compensation note and include, among others, the dividend growth rate, expected share price volatility and expected life of the options. The fair value of the equity settled options granted is charged to statement of profit or loss over the vesting period of each tranche and the credit is taken to equity, based on the consolidated entity’s estimate of shares that will eventually vest.

Intangible Assets

The Company capitalizes costs for its developed projects when specific criteria are met. Initial capitalization of costs is based on management’s judgement that technological and economic feasibility is achievable, usually when a product development project has reached a defined milestone according to an established project management model. The management makes assumptions regarding the expected future economic benefit to be derived from the intangible asset and therefore whether the capitalized costs are expected to be recovered.

This amount of capitalized costs includes significant investment in the development of marking and reading capabilities in the subject material. Prior to being marketed, the Company will obtain a proof-of-concept pilot with an industry leading partner. The innovative nature of the product gives rise to some judgement as to whether the proof-of-concept will be successful such that it will lead to obtaining commercial contracts with customers. See also Note 2 - Intangible Assets.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 3 - CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (CONT.):

Intangible Assets (cont.)

Management bases its estimates on historical experience, assumptions, and information currently available and deemed to be reasonable at the time the financial statements are prepared. However, actual amounts may differ from the estimated amounts as more detailed information becomes available. Estimates and assumptions are reviewed on an ongoing basis and, if necessary, changes are recognized in the period in which the estimate is revised.

NOTE 4 - OTHER RECEIVABLES:

	December 31, 2021	December 31, 2020
Prepaid expenses	454	28
Tax authorities	280	220
Proof of concept receivables	116	104
Other	70	93

Total	920	445

NOTE 5 - PROPERTY AND EQUIPMENT:

	Leasehold improvements	Machines and Equipment	Furniture and Office Equipment	Computers	Right of use assets	Total
	US$ in thousands
Cost
At January 1 2021	69	847	73	72	606	1,667
Additions	3	275	1	18	—	297
Currency translation adjustments	9	111	9	9	22	160

At December 31 2021	81	1,233	83	99	628	2,124

Accumulated depreciation
At January 1 2021	13	399	23	48	85	568
Depreciation	5	187	7	16	72	287
Currency translation adjustments	2	59	3	7	5	76

At December 31 2021	20	645	33	71	162	932

Net book value at December 31 2021	61	588	50	28	466	1,192

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 5 - PROPERTY AND EQUIPMENT (CONT.):

	Leasehold improvements	Machines and Equipment	Furniture and Office Equipment	Computers	Right of use assets	Total
	US$ in thousands
Cost
At January 1 2020	39	523	33	41	116	752
Additions	18	168	30	19	438	673
Currency translation adjustments	12	156	10	12	52	242

At December 31 2020	69	847	73	72	606	1,667

Accumulated depreciation
At January 1 2020	8	201	14	29	29	281
Depreciation	2	129	4	10	48	193
Currency translation adjustments	3	69	5	9	8	94

At December 31 2020	13	399	23	48	85	568

Net book value at December 31 2020	56	448	50	24	521	1,099

NOTE 6 - INVESTMENTS IN ASSOCIATED COMPANIES:

The ultimate legal parent entity of the Group is Security Matters Limited, incorporated and domiciled in Australia.

Entity	Country of Incorporation	Percentage Owned 31 December 2021	Percentage Owned 31 December 2020
Yahaloma Technologies Inc.	Canada	50%	50%
trueGold Consortium Pty Ltd	Australia	45.5%	45.5%
SMX Beverages Pty Ltd	Australia	50%	50%

The proportion of ownership interest is equal to the proportion of voting power held.

Yahaloma Technologies Inc.

On April 30, 2019, Security Matters Ltd. signed an agreement with Trifecta Industries Inc. (“Trifecta”) for the commercialization of Security Matters Ltd’s trace technology in the diamonds and precious stone industry.

Under the terms of the agreement, Security Matters Ltd and Trifecta established a new entity—Yahaloma Technologies Inc. (“Yahaloma”), which is equally held by Security Matters Limited and Trifecta.

Yahaloma will have the exclusive rights and responsibility to commercialize the Security Matters group intellectual property in the area of diamonds or precious stone. Management has assessed the transaction and reached the conclusion that the new entity is jointly controlled by Security Matters Limited and Trifecta. Management has further determined that the contractual arrangement provides the parties to the joint arrangement with rights to the net assets of the arrangement. The contractual arrangement establishes each party’s share in the profit or loss relating to the activities of the arrangement. The arrangement is a joint venture and the Company’s interests in this joint venture is accounted for using the equity method of accounting.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 6 - INVESTMENTS IN ASSOCIATED COMPANIES (CONT.):

SMX Beverages Pty Ltd

On February 10, 2020 Security Matters Limited signed an agreement with Global BevCo Pty Ltd, an Australian company for the commercialization of Security Matters trace technology in the alcoholic beverages industry. Under the terms of the agreement, SMX and Global BevCo established a new private entity (SMX Beverages Pty or “SMX-B”), which is equally held by the above two mentioned groups. The Company has the exclusive rights and responsibility to commercialize the SMX intellectual property in the area of alcoholic beverages. SMX has since acquired all of the shares in SMX Beverages, making SMX Beverages a wholly owned subsidiary of SMX.

trueGold Consortium Pty Ltd

On July 29, 2020, Security Matters Limited signed a shareholders’ agreement with W.A. Mint Pty Ltd. and True Gold Consortium Pty Ltd (“trueGold”).

The purpose of the agreement is to set the framework for trueGold’s activity. trueGold’s goal is to establish an industry standard with the development of an innovative system that can mark (at a molecular level), track and trace gold bars and gold through every stage of the supply chain with blockchain technology.

Under the terms of the agreement, trueGold will be equally held by the above two mentioned groups, with the goal of adding other shareholders.

Management has assessed the transaction and reached the conclusion that the new entity is jointly controlled by Security Matters Limited and W.A. Mint Pty Ltd. Management has further determined that the contractual arrangement provides the parties to the joint arrangement with rights to the net assets of the arrangement. The contractual arrangement establishes each party’s share in the profit or loss relating to the activities of the arrangement. The arrangement is a joint venture and the Company’s interests in this joint venture is accounted for using the equity method of accounting.

Reconciliation of the consolidated entity’s carrying amount

	December 31, 2021	December 31, 2020
Security Matters Limited’s share of Net Assets	248	249
Company’s share in net losses of associated companies	(101)	(1)
Closing carrying amount	147	248

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 7 - INTANGIBLE ASSETS:

Capitalization of development cost
US$ in thousands
COST

As of January 1, 2021	2,332
Capitalized development cost	1,468
Currency translation adjustments	224

As of December 31, 2021	4,024

Accumulated amortization
As of January 1, 2021	88
Amortization	28

As of December 31, 2021	116

Net book value as of December 31, 2021	3,908

Capitalization of development cost
US$ in thousands
COST
As of January 1, 2020	1,466
Capitalized development cost	723
Foreign currency translation	231

As of December 31, 2020	2,420

Accumulated amortization
As of January 1, 2020	62

Amortization	26

As of December 31, 2020	88

Net book value as of December 31, 2020	2,332

An intangible asset at the amount of 145 is being amortized, the amortization will be completed by June 30, 2022. The rest of intangible asset balance has not yet being amortized. As of December 31, 2022 the Company has no intangible assets other than the capitalized costs of the internally developed intangible asset .

NOTE 8 - LEASES:

The Group has lease contracts for office facilities (including a lab) and motor vehicles used in its operations. Leases of office and lab facilities generally have lease term of 12 years, motor vehicles generally have lease terms of 3 years.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 8 - LEASES (CONT.):

Set out below are the carrying amounts of right-of-use assets recognized and the movements during the period:

	Office and lab facilities	Motor vehicles	Total
At January 1, 2021	500	21	521
Additions	—	—	—
Foreign currency translation	16	1	17
Deductions	—	—	—
Depreciation expense	(70)	(2)	(72)

As at December 31, 2021	446	20	466

Set out below are the carrying amounts of lease liabilities and the movements during the period:

	December 31, 2021	December 31, 2020
At January 1,	589	82
Additions	—	481
Deductions	—	(42)
Accretion of interest	47	29
Foreign exchange differences	(35)	51
Lease Payments	(98)	(12)

As at December 31,	503	589

Current	37	58
Non-current	466	531

The following are the amounts recognized in profit or loss:

	December 31, 2021	December 31, 2020
Depreciation expense of right-of-use assets	72	48
Interest expense on lease liabilities	47	29
Foreign Exchange different	(35)	51
Expense relating to short-term leases	—	102

Total amount recognized in profit or loss	84	230

NOTE 9 - OTHER PAYABLE:

	December 31, 2021	December 31, 2020
Employees, salaries and related liabilities	500	350
Accrued expenses	49	130
Derivative financial liability (Note 11B)	32	—
Liabilities for grants received (Note 17)	30	20
Related party	24	19
Other	38	36

Total	673	555

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 10 - BORROWINGS FROM RELATED PARTIES:

In 2015, the Group signed an agreement to receive a loan of ILS 2 million (approximately. $513) from shareholders.

The loan bears an interest at an annual rate of 4%.

	December 31, 2021	December 31, 2020
Balance at 1 January	280	405
Payment of borrowings	(103)	(144)
Provision for bonus (include interest)	89	2
Exchange rate differences	4	17

Balance at 31 December	270	280

In consideration with providing funding as a seed capitalist, the Company agreed to provide, as additional consideration, a bonus payment on the occurrence of an exit or major liquidity event. In any way, the Bonus Payment is capped at ILS 3 million (approximately $965) per each of the two lenders (together, the Bonus Payments).

The Bonus Payments are intended to operate in one of the two trigger events:

(i)	dividend distributions paid by the Company; or

(ii)	the sale of shares by a Lender in Security Matters Ltd (either in the event of a takeover or otherwise)

Only if the aggregate amounts of one of the two trigger events exceeds the investment of the lenders in the Company (in a way of loan or shares), then the lender would be entitled the Bonus Payment based on a formula set forth in the agreement.

The amount of the Bonus Payment is the amount that exceeds the aggregate sum invested in the Company (in a way of loan or shares) by the lender divided by several factors according to the formula as set forth in the agreement.

There is no time limit to pay the Bonus Payments. Once the Company has paid each Bonus Payment in its entirety (i.e., the cap of ILS 3 million has been paid to each Lender), then the Company has fulfilled its obligations. When the bonus payment is not expected to be made, the resulting cash flows would not affect profit and loss until the point in which the Company estimates that the liquidity events will take place. As of 31 December 2021, the Company estimates that is more likely than not that the shareholders will sell their shares in 2022 which will entitle them to the Bonus Payments. The amount of the Bonus Payment is subject to assumptions that were made with the assistance of external appraisal. As a result, the increase in the carrying amount of the liability was charged as expense of $87 to profit and loss in 2021. In August 2022 the loan from related party have been fully repaid – refer to Note 22.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 11 - SHAREHOLDERS’ EQUITY

A. The ordinary shares in the Company confer upon their holders the right to receive notice to participate and vote in general meetings of the Company, and the right to receive dividends, if and when declared.

	Number of shares
	December 31, 2021		December 31, 2020
	Authorized	Issued and outstanding	Authorized	Issued and outstanding
Ordinary shares	165,532,264	165,532,264	139,291,043	139,291,043

Ordinary shares

Ordinary shares entitle the holder to participate in dividends and the proceeds on the winding up of the company in proportion to the number of and amounts paid on the shares held. The fully paid ordinary shares have no par value and the company does not have a limited amount of authorised capital.

B. Increase in issued share capital:

1)

In October 2021, the Company raised capital, in consideration of an aggregate of $1,890 net proceeds. An amount of $115 capital raise fee was paid in cash to the financial advisor. The Company issued 8,938,666 shares and 4,469,333 warrants. The terms of the warrants specify that each warrant has an exercise price of AU$0.4 and expires in March 2022. Upon exercise the holder would receive one ordinary share and another unlisted warrant that bears an exercise price of AU$0.7, converted to one ordinary share and expired on January 20, 2023. The warrants were considered to be a derivative financial liability and measured at fair value. The fair value of the warrant derivative is not material.

2)	In May 2021, the Company issued 15,270,249 shares in consideration of an aggregate of $4,034 net proceeds.

3)	During 2021, 1,774,744 warrants were exercised to 1,774,744 ordinary shares, for aggregate net proceeds of $395.

4)

In December 2020, the Company raised capital, in consideration of an aggregate of $846 net proceeds. The Company issued 2,683,627 shares and 1,341,815 warrants. The terms of the warrants specify that each warrant has an exercise price of AU$0.7, expires on December 29, 2023.

5)

In November 2020, the Company raised capital, in consideration of an aggregate of $2,007 net proceeds. The Company issued 7,529,175 shares and 4,089,591 warrants. The terms of the warrants specify that each warrant has an exercise price of AU$0.6, expires in November 2023.

6)

In March 2020, the Company raised capital, in consideration of an aggregate of $4,004 in net proceeds. The Company issued 18,879,647 shares and 6,317,721 warrants. The terms of the warrants specify that each warrant has an exercise price of AU$0.6, expires in March 2023. The financial advisors received 3,250,000 warrants with exercise price of AU$0.6, expires in May 2023.

C. Options granted to employees and service providers:

1)

In June 2018, the Company has adopted a Share Option Plan (the “Plan”) to provide an incentive to retain, in the employment or service or directorship of the Company and provide the ability to attract new employees, directors or consultants whose services are considered valuable. The persons eligible to

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 11 - SHAREHOLDERS’ EQUITY (CONT.)

C. Options granted to employees and service providers (cont.):

participate in the Share Option Plan include employees, directors and consultants of the Company or any subsidiary of the Company.

2)	A summary of the status of the Company’s Share Option Plan granted to employees and changes during the relevant period ended on that date is presented below:

	Year ended December 31, 2021		Year ended December 31, 2020
	Number of options	Weighted average Exercise price (AU$)	Number of options	Weighted average Exercise price (AU$)
Outstanding at beginning of year	9,530	0.23	8,375	0.21
Issue of options	1,850	0.45	1,155	0.39
Exercised	—	—	—	—
Forfeited	(100)	0.34	—	—

Outstanding at end of year	11,280	0.27	9,530	0.23

Exercisable options	4,318	0.27	3,830	0.26

The options to employees outstanding as of December 31, 2021, are comprised, as follows:

Exercise price (AU$)	Outstanding as of December 31, 2021	Weighted average remaining contractual term	Exercisable as of December 31, 2021	Weighted average remaining contractual term
		(years)		(years)
0.2	7,775	0.8	2,776	1.7
0.31-0.36	2,755	3.6	1,342	2.9
0.6	200	3.2	200	3.2
0.7	550	4.9	—	—

	11,280		4,318

3.

In 2021, the Company granted 250,000 options to employees and 5,400,000 options to consultants. These grants carry an exercise price of between AU$ 0.35-0.70, vesting period up to 4 years from the grant date, contractual life of the options under the Plan is 5 years. The fair value at grant date is $622.

4.

In 2020, the Company granted 1,055,000 options to employees, 750,000 options to consultants and 2,500,000 options to a board member. These grants carry an exercise price of between AU$ 0.20-0.70, vesting period up to 4 years from the grant date, contractual life of the options under the Plan is 5 years. The fair value at grant date is $533.

5.	The Company granted 257,562 shares in 2021 and 207,246 shares in 2020 to its Board members in lieu of cash remuneration. The fair value at grant date is $53 in 2021 and $36 in 2020.

6.	The expenses for the options that were not recognized as of December 31, 2021, amounts to 267.

7.

The options were issued in 2021 and 2020, valued using the Black Scholes pricing model. The main parameters which were used are: (1) risk-free rate: 0.11-0.92%; (2) expected volatility: 85-118%: (3) time until expiration: up to 5 years; and (4) expected dividend yield: 0%.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 11 - SHAREHOLDERS’ EQUITY (CONT.)

D. Performance options:

1)

In August 2018, two Executive Directors were granted 10,000,000 Performance Options with an exercise price of AU$ 0.2, based on non-market condition, for which their remuneration will be dependent on the Company satisfying several commercial and technological milestones. These milestones are viewed by the Board of Directors and need to be achieved in 4 years since the date it was granted. If the milestones are not reached in 4 years, the options will be expired. As of December 31, 2021, the Company believes it is not probable that the milestone will be reached.

2)

In August 2021, two Executive Directors were granted 667,000 options based on a non-market condition for which if the Company raises an aggregated amount of at least USD 10 million in one raise (including by way of a merger with a company with such amount in its treasury) 80% of the options will become vested. If an amount of USD 20 million or more is raised in one raise all options will become vested. The exercise price is AU$ 0.7 and the expiration date is December 6, 2026. The company believes it is probable that the milestone will be reached. The fair value at grant date is $98.

3)

In July 2021, several employees were granted 1,100,000 options based on a non-market condition for which the options shall vest upon meeting the following conditions: (1) Company raised an aggregated amount of at least USD 20 million (including by way of a merger with a company with such amount in its treasury) (2) 25% of the options shall vest after one year and thereafter 6.25% at the end of every three months (3) the employees must continue to provide services to Company. The exercise price is AU$ 0.351 and the expiration date is by July - September 2026. The Company believes it is probable that the milestone will be reached . The fair value at grant date is $214.

NOTE 12 - RESEARCH AND DEVELOPMENT EXPENSES, NET:

	December 31, 2021	December 31, 2020
Wages and salaries related	1,795	1,186
Subcontractors and Consultants	631	509
Depreciation and amortization	287	243
Research expenses	252	155
Share based compensation	100	47
Travel expenses	42	11
Freight	23	33
Rent	—	53
Reimbursement from paid pilots and proof of concept projects	(1,091)	(548)

Total	2,039	1,689

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 13 - GENERAL AND ADMINISTRATIVE EXPENSES:

	December 31, 2021	December 31, 2020
Professional services	1,089	1,257
Wages and salaries related	752	409
Share based compensation	331	436
Office and maintenance	116	120
Insurance	102	101
Depreciation and amortization	28	16
Travel expenses	—	65
Others	64	43

Total	2,482	2,447

NOTE 14 - TAXES ON INCOME:

1.	The Company is incorporated and domiciled in Australia where the applicable tax rate is 27.5%.

2.	Theoretical tax:

	December 31, 2021	December 31, 2020
Reconciliation of income tax at the statutory rate
Loss before income tax	(4,939)	(4,573)
Theoretical tax rate of 27.5%	(1,358)	(1,257)
Tax effect amounts which are not deductible/(taxable) in calculating taxable income:
Non-deductible expenditure and others	118	132
Unrecognized temporary differences and tax losses for which deferred tax weren’t recognized	1,240	1,125
Income tax / (benefit)	—	—

3.

As of December 31, 2021, the Group has estimated carry forward tax losses of approximately $17,659 (2020: $13,151) which may be carried forward and offset against taxable income for an indefinite period in the future. The Group did not recognize deferred tax assets relating to carry forward losses in the financial statements because their utilization in the foreseeable future is not probable.

NOTE 15 - EARNINGS PER SHARE

	December 31, 2021	December 31, 2020
Net loss after income tax attributable to the owners of the company	(4,939)	(4,573)
Basic and diluted loss per share	(0.03)	(0.04)
Weighted average number of ordinary shares
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	151,850	125,960

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 16 - RELATED PARTIES:

Key Management Personnel Compensation and other related party transactions

The key management personnel among others includes: board members, CEO and CFO. The totals of remuneration paid to Key Management Personnel and related parties during the years are as follows:

	December 31, 2021	December 31, 2020
Short-term salary and fees	475	280
Share based payments	105	362
Post-Employment Retirement Benefits	92	47
Relates party expenses	39	58
Non-monetary benefits	11	10
Proof of Concept projects paid by affiliated companies	(695)	(98)

	27	659

NOTE 17 - GOVERNMENT GRANTS

The Government of Israel encourages research and development projects oriented towards products for export or projects which will otherwise benefit the Israeli economy. This is conducted via Israel Innovation Authority (IIA), which replaced the former Office of the Chief Scientist (OCS).

The Company has an approved project with the IIA under which it received a total of $196 in prior years.

The Company is subject to paying 3% of its relevant revenues for the first three years, and 4% of the relevant revenues for further years, until repayment of the entire grant.

The difference between the consideration received and the liability recognized at inception (present value) was treated as a government grant according to IAS 20 and recognized as a reimbursement of research expenses.

	December 31, 2021	December 31, 2020
Short term Liability at year end	30	20
Long Term Liability at year end	85	85

Total	115	105

NOTE 18 - CONTROLLED ENTITIES

The ultimate legal parent entity of the Group is Security Matters Limited, incorporated and domiciled in Australia. The consolidated financial statements incorporate the assets, liabilities and results of the following subsidiaries in accordance with the accounting policies described in Note 2.

Controlled entity	Country of Incorporation	Percentage Owned 31 December 2021	Percentage Owned 31 December 2020
Security Matters Ltd	Israel	100%	100%
Security Matters Canada Ltd	Canada	100%	N/A
Security Matters France Ltd	France	100%	N/A

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 18 - CONTROLLED ENTITIES (CONT.)

Security Matters Canada

Security Matters Canada was founded in March 2021 for commercializing the group’s activity in Canada. During the period SMX Canada has not yet started its operations.

Security Matters France

Security Matters France was founded in June 2021 for commercializing the group’s activity in EU. During the period SMX France has not yet started its operations.

NOTE 19 - COMMITMENTS AND CONTINGENT LIABILITIES:

As part of the Board’s ongoing regulatory compliance process, the Board continues to monitor legal and regulatory developments and their potential impact on the Company. Management is not aware of any contingencies that may have a significant impact on the financial position of the Company.

1.

In January 2015, the company entered an agreement with Isorad Ltd. (a company wholly owned by the State of Israel with rights to exclusively commercialize the Soreq Research Center technology for civilian uses), according to which the Company was granted technological license in return for future royalties based on 2.2% of Gross sales by the Company and its affiliates and after 25 years the license becomes royalty-free. No payments were submitted until the end of December 2021. Upon the occurrence of an M&A event (as such event is defined in the agreement to include mergers, sale of all or substantially all the assets of ours and similar event), in the first M&A event, the Company is to pay a consideration equal to 1% of the amount received or transferred and in the second M&A event, a consideration equal to 2% of the amount received or transferred. This will not apply to any future offer of shares, merger or sale of assets thereafter.

2.	The Company leases its offices and laboratory under an operating lease agreement, as well as two company cars which are all recognized within lease balances in the financial statements.

3.

As Described in note 10 borrowings from related parties, the Company is committed to pay a bonus payment upon achieving certain goals. The Bonus Payments were examined by an external valuator and based on management’s projections and insights it has estimated that the value of the Lender’s Bonus is estimated at the amount of $87 as of 31 December 2021.

4.

As Described in note 17 Government grants, the Company has a contingent liability of $196 (unpaid governance grant dependent on the Company’s future revenues) for the Israel Innovation Authority (IIA), which replaced the former Office of the Chief Scientist of Israel (OCS), for grants received to fund an approved research and development project.

NOTE 20 - FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:

Financial risk management objectives

The Company’s activities expose it to a variety of financial risks: foreign currency risk, credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the financial performance of the Company. The Company uses different methods to measure different types of risk to which it is exposed. These methods include sensitivity analysis in the case of interest rate, foreign exchange and other price risks, ageing analysis for credit risk and beta analysis in respect of investment portfolios to determine market risk.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 20 - FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (CONT.):

Foreign currency risk

Currency risk is the risk that the value of financial instruments will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Company’s functional currency. The Company exposed to foreign exchange risk arising from currency exposure primarily with respect to the ILS and Euro. The Company’s policy is not to enter into any currency hedging transactions.

The carrying amounts of the Company’s foreign currency denominated monetary liability at the reporting date are as follows:

	Assets		Liabilities
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
USD	481	831	—	—
Euro	135	271	—	—

	616	1,102	—	—

Sensitivity analysis

A 10% strengthening of the United States Dollar against the following currencies would have increased (decreased) equity and the income statement by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant. For a 10% weakening of the United States Dollar against the relevant currency, there would be an equal and opposite impact on the profit and other equity. 10% is chosen due to the USD-ILS stability over the last 24 months.

	December 31, 2021	December 31, 2020
Assets less liabilities	481	831
	10%	10%

	48	83

Price risk

The consolidated entity is not exposed to any significant price risk.

Interest rate risk

The consolidated entity is not exposed to any significant interest rate risk.

Credit risk

Credit risk arises when a failure by counterparties to discharge their obligations could reduce the amount of future cash inflows from financial assets on hand at the balance sheet date. The Company closely monitors the activities of its counterparties and controls the access to its intellectual property which enables it to ensure the prompt collection. The Company’s main financial assets are cash and cash equivalents as well as other receivables and represent the Company’s maximum exposure to credit risk in connection with its financial assets. Wherever possible and commercially practical, the Company holds cash with major financial institutions in Israel and Australia.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 20 - FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (CONT.):

Credit risk (cont.)

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

	December 31, 2021	December 31, 2020
Cash and cash equivalents	4,171	4,341
Other receivables	920	445

Total	5,091	4,786

Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and the maturity of liabilities do not match. An unmatched position potentially enhances profitability but can also increase the risk of loss. The Company has procedures to minimize such loss by maintaining sufficient cash and other highly liquid current assets and by having available an adequate amount of committed credit facilities. As of the balance sheet date, the Company has a positive working capital.

The following tables detail the Company’s remaining contractual maturity for its financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay.

As of December 31, 2021	Interest rate	Less than 1 year	1-5 years	Over 5 years
	US$ in thousands
Financial liabilities at amortised cost
Trade and other payables	—	1,589	—	—
Lease liability		37	272	193
Borrowings	4%	270	—	—

Total		1,896	272	193

As of December 31, 2020	Interest rate	Less than 1 year	1-5 years	Over 5 years
	US$ in thousands
Financial liabilities at amortised cost
Trade and other payables	—	1,068	—	—
Lease liability		52	227	257
Borrowings	4%	280	—	—

Total		1,400	227	257

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 21 - FAIR VALUE MEASUREMENT:

Fair value hierarchy

The following tables detail the consolidated entity’s assets and liabilities, measured or disclosed at fair value, using a three-level hierarchy, based on the lowest level of input that is significant to the entire fair value measurement, being:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly

Level 3: Unobservable inputs for the asset or liability

As of December 31, 20201	Level 1	Level 2	Level 3	Total
	US$ in thousands
Liabilities
Derivative financial liability	—	32	—	32

Total	—	32	—	32

NOTE 22 - SUBSEQUENT EVENTS:

Since the reporting date the following significant events have occurred:

1.

On July 26, 2022, the Company and Lionheart III Corp (“Lionheart”), a publicly traded special purpose acquisition company (SPAC), entered into a business combination agreement (“BCA”) and accompanying scheme implementation deed amongst others, (“SID”) pursuant to which the Company will list on NASDAQ via a newly-formed Irish company to be named “Empatan Public Limited Company.” Under the BCA, a wholly owned subsidiary of Empatan will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Empatan, and existing Lionheart stockholders receiving Empatan Shares and warrants in exchange for their existing Lionheart shares and existing Lionheart warrant holders having their warrants automatically adjusted to become exercisable in respect of Empatan Shares instead of Lionheart shares, as further described in the BCA, subject to Lionheart stockholder approval and the satisfaction of various other conditions. Under the SID, the Company has agreed to propose a scheme of arrangement under Part 5.1 of the Australian Corporations Act and capital reduction which will result in all shares in the Company being cancelled in return for the issue of Empatan shares, with the Company then issuing a share to Empatan (resulting in the Company becoming a wholly owned subsidiary of Empatan), subject to the satisfaction of various closing conditions, including: receipt of required regulatory approvals, the approval of shareholders of both the Company and Lionheart, no material adverse effect, prescribed events or breaches of representations and warranties, interdependence of the SID and BCA completing successfully and other customary conditions to a scheme of arrangement, such as Australian court approval and an independent expert confirming that the transaction is in the best interests of the Company’s shareholders.

2.

On December 24, 2021, the Company signed an initial agreement with Global BevCo to acquire the remaining 50% in SMX Beverages Pty Ltd (SMXB). Global BevCo Unit Trust currently holds 50% of the shares in SMXB and the Company holds the other 50%. The acquisition of the 50% shares in SMXB is in

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 22 - SUBSEQUENT EVENTS (CONT.):

exchange for 8M options of the Company at exercise price of AU$0.4. The acquisition agreement also provides a consulting agreement to Global BevCo including a AUD 13,500 per month and a 5% revenue share for referred clients. According to the sale agreement between the parties, completion must occur on the date that is the later of (a) two business days after the first date by which all conditions have been fulfilled; and (b) 31 January 2022, or any other date agreed by the two parties. These conditions are: (a) the buyer obtaining member approvals as required by the Corporations Act or the Listing Rules in respect of the purchase of units under this agreement, (b) the Company obtaining member approvals as required by the Corporations Act or the Listing Rules in respect of the issue of the Company options to the sellers, and (c) the Company issuing a notice to the ASX in accordance with section 708A(6) of the Corporations Act on the completion date. On 25 March 2022 all the above-mentioned conditions have been satisfied.

3.

In May 2022, the Company issued 828,240 convertible notes, with a face value of $0.7 per convertible note, for an aggregate amount of $600 thousand. These convertible notes have a maturity date of six months from date of issue. The conversion price will be as follows: (i) if the Company executes a binding agreement for an M&A transaction or receives US$20.0 million or more in return for the issue of shares on or before 31 December, 2022 , the principal amount of each Note will automatically convert into shares in the Company. The issue price per share will be calculated at a 20% discount to the higher of the offer price or price paid by the investors participating in the qualified transaction, as such term is defined in the convertible note agreement, subject to a floor cap of no lower than A$0.15 per Share.

As detailed in 1 above, the company signed a Business Combination Agreement that will be subject to an Australian court approval of the merger. In July 2022, an amendment to the Convertible Note Agreement was signed between the Company and the investors which prescribes a cancellation of the convertible notes and replacing them with the issuance of 1,000,000 ordinary shares of the Company, following the Australian court approval the Business Combination Agreement if the Company has not executed a binding agreement for a qualified transaction until 31 December 2022, the convertible note balance will automatically convert into ordinary shares at that date. The issue price per share will be calculated at a 20% discount to the 5-21 day volume weighted average price to 31 December, 2022, as such term is defined in the convertible note agreement, subject to a cap of no lower than $0.11 per share, and on December 31, 2022 the investors will also be issued unlisted two year options on a 1:2 basis with an exercise price of $0.32 per share.

4.

In August 2022, the Company has fully paid the Kamea loan. In addition, the Company signed an addendum to the loan agreement that reduces the total amount of the Bonus payment to ILS 2.5 million ($770 thousand), that will be paid upon the completion of the Business Combination. If the Business Combination will not be completed, the terms of the Bonus payment will return as were prior to the recent signed addendum.

5.

The Company and Parent entered into term sheets dated August 24, 2022 and September 05, 2022, with three private investors and entered into a note dated September 06, 2022, with one of such private investors, which investors agreed to lend the Company and Parent an aggregated term sheets amount of $2,500,000 against 10% interest per annum (paid quarterly in arrears) with 50% of the loan to be repaid with interest on the first anniversary of the date of issue and 50% on the earlier of (i) the second anniversary of the date of issue, and (ii) a change in control event (which does not include the Business Combination). It has also been agreed that each investor will receive warrants to subscribe for Parent Shares and a first priority security interest in the shares of the Company’s interest in trueGold Consortium Pty Ltd. The investors may redeem part of the warrants at closing of the Business Combination against 50% of the amount lent.

SECURITY MATTERS LIMITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 22 - SUBSEQUENT EVENTS (CONT.):

6.

In August 2022, the Company entered into a Standby Equity Facility to raise up to $1,400,000 (AU$2 million), for the period until October 31, 2022. Under the Agreement, SMX retains full control of the subscription process, with the discretion as to whether to request share placements, the timing of the share placements and the maximum number of shares to be requested to be issued under each placement; the purchase price per Share is of 91.5% of the of the volume weighted average price of Shares during the relevant Valuation Period with a floor price of AU$0.17.

ANNEXES

1

ANNEX A - BUSINESS COMBINATION AGREEMENT

by and among

LIONHEART III CORP,

SECURITY MATTERS LIMITED,

EMPATAN PUBLIC LIMITED COMPANY,

AND

ARYEH MERGER SUB, INC.

Dated as of July 26, 2022

Exhibit A	Form of SID
Exhibit B	Form of Amended and Restated Registration Rights Agreement
Exhibit C	Form of Lock-up Agreement
Exhibit D	Form of Voting Agreement
Exhibit E	Form of SPAC Amended and Restated Certificate of Incorporation
Exhibit F	Form of SPAC Amended and Restated Bylaws
Exhibit G	Form of Memorandum and Articles of Association
Exhibit H	Form of Incentive Equity Plan

Schedule 1	Registration Rights Agreement Signatories
Schedule 2	Lock-up Agreement Signatories
Schedule 3	Voting Agreement Signatories

A-i

BUSINESS COMBINATION AGREEMENT

THIS BUSINESS COMBINATION AGREEMENT, dated as of July 26, 2022 (this “Agreement”), by and among Lionheart III Corp, a Delaware corporation (“SPAC”), Security Matters Limited, an Australian public company with Australian Company Number (ACN) 626 192 998 listed on the Australian Stock Exchange (the “Company”), Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”, and together with SPAC, the Company and Parent, collectively, the “Parties” and each a “Party”).

WHEREAS, upon the terms and subject to the conditions set forth in the Scheme Implementation Deed to be entered into by and among SPAC, the Company and Parent, substantially in the form attached hereto as Exhibit A (the “SID”), Parent will acquire the Company by means of the implementation of a scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”) (the “SMX Scheme Acquisition”);

WHEREAS, the Board of Directors of the Company has unanimously (a) determined that the SMX Scheme Acquisition is fair to, and in the best interests of, the Company, declared its advisability and approved this Agreement and the SID, and proposes to seek the approval of its shareholders to approve the SMX Scheme Acquisition in accordance with the SID, and (b) recommended the approval of the SMX Scheme Acquisition by the shareholders of the Company;

WHEREAS, following the implementation of the SMX Scheme Acquisition, the Company will be delisted from the Australian Stock Exchange;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the Irish Companies Act 2014 (the “ICA”), and the Corporations Act, SPAC will enter into a business combination transaction pursuant to which Merger Sub will merge with and into SPAC (the “Merger”), with SPAC surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, the Board of Directors of SPAC (the “SPAC Board”) has unanimously (a) determined that the Merger is fair to, and in the best interests of, SPAC and its stockholders and has approved and adopted this Agreement and declared its advisability and approved the Merger and the other transactions contemplated by this Agreement, and (b) recommended the approval and adoption of this Agreement and the Merger by the stockholders of SPAC;

WHEREAS, the Board of Directors of Merger Sub (the “Merger Sub Board”) has (a) determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder and has approved and adopted this Agreement and declared its advisability and approved the Merger and the other transactions contemplated by this Agreement, and (b) recommended the approval and adoption of this Agreement and the Merger by the sole stockholder of Merger Sub;

WHEREAS, the Board of Directors of Parent (the “Parent Board”) has (a) determined that the Merger is fair to, and in the best interests of, Parent and its shareholder and has approved and adopted this Agreement and declared its advisability and approved the Merger and the other transactions contemplated by this Agreement, and (b) recommended the approval and adoption of this Agreement and the Merger by the shareholder of Parent;

WHEREAS, prior to the Second Court Date, Parent and certain shareholders of Parent (after giving effect to the Transactions) set forth on Schedule 1 shall enter into a registration rights agreement (the “Registration Rights Agreement”) substantially in the form attached hereto as Exhibit B;

WHEREAS, prior to the Second Court Date, Parent and certain shareholders of Parent (after giving effect to the Transactions) set forth on Schedule 2 shall enter into a lock-up agreement (the “Lock-up Agreement”) substantially in the form attached hereto as Exhibit C (which, for the avoidance of doubt, shall specify the term of lock-up and certain other provisions for each signatory);

WHEREAS, prior to the Second Court Date, Parent and certain shareholders of Parent (after giving effect to the Transactions) set forth on Schedule 3 shall enter into a voting agreement (the “Voting Agreement”) substantially in the form attached hereto as Exhibit D; and

WHEREAS, contemporaneously with the execution of this Agreement, the Sponsor has entered into an agreement with SPAC and the Company (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed, among other things, to vote all of its SPAC Common Shares in favor of this Agreement and the Transactions.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Definitions. For purposes of this Agreement:

“Action” means litigation, suit, claim, charge, grievance, action, proceeding, audit, order, writ, judgment, injunction or investigation by or before any Governmental Authority.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Ancillary Agreements” means the Voting Agreement, the Registration Rights Agreement, the Lock-up Agreement, the Sponsor Support Agreement, the SID, the Deed Poll, and all other agreements, certificates and instruments executed and delivered by SPAC, Parent, Merger Sub, or the Company in connection with the Transactions and specifically contemplated by this Agreement.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings and on which banks are not required or authorized to close in the City of New York in the United States of America, Australia or Ireland; provided that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any Governmental Authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

“Code” means the Internal Revenue Code of 1986, as amended.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Deed Poll” has the meaning ascribed to such term in the SID.

“Effective Date” has the meaning ascribed to such term in the SID.

“Employee Benefit Plan” means any plan that is a bonus, stock option, stock purchase, restricted stock, phantom stock, other equity-based compensation arrangement, performance award, incentive, deferred compensation, pension scheme or insurance, retiree medical or life insurance, death or disability benefit, health or welfare, retirement, supplemental retirement, severance, retention, change in control, employment, consulting, fringe benefit, sick pay and vacation plans or arrangements or other employee benefit plans, programs or arrangements, whether written or unwritten.

“End Date” has the meaning ascribed to such term in the SID.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Employment Agreements” means, collectively, those certain employment agreements between Security Matters Ltd. and each of Haggai Alon and Limor Moshe Lotker, in each case as amended contemporaneously with the execution of this Agreement.

“GAAP” means generally accepted accounting principles as in effect in the United States from time to time.

“Governmental Authority” means any legislature, agency, bureau, branch, department, division, commission, court, tribunal, magistrate, justice, multinational organization, quasigovernmental body, or other similar recognized organization or body of any federal, state, tribal, county, municipal, local, or foreign government, or other similar regulatory agency or recognized organization or body exercising similar powers or authority.

“Merged Group” has the meaning ascribed to such term in the SID.

“IFRS” means international financial reporting standards, as adopted by the International Accounting Standards Board.

“Intended Tax Treatment” has the meaning set forth in Section 2.08.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Lien” means any lien, security interest, mortgage, pledge, charge, adverse claim or other encumbrance of any kind that secures the payment or performance of an obligation (other than those created under applicable securities laws).

“Lionheart Proposals” has the meaning ascribed to such term in the SID.

“Lionheart Shareholder Approval” has the meaning ascribed to such term in the SID.

“Lionheart Shareholder Meeting” has the meaning ascribed to such term in the SID.

“non-assessable” means, in relation to Parent, that a holder of Parent Ordinary Shares will not by reason of merely being such a holder, be subject to assessment or calls by Parent or its creditors for further payment on such shares.

“Parent Ordinary Shares” means the ordinary shares of Parent, with a par value of $0.0001 each.

“Parent Public Warrant” means one warrant to acquire one (1) Parent Ordinary Share at an exercise price of $11.50 per share.

“Parent Registration Statement” means the registration statement on Form F-4 (or another applicable form if agreed by the Parties) to be filed by Parent (if required under the Securities Act) in connection with the registration under the Securities Act of the Parent Ordinary Shares and Parent Warrants to be issued in connection with the Merger and the SMX Scheme Acquisition.

“Parent Registration Statement / Proxy Statement means the SPAC Proxy Statement and the Parent Registration Statement.

“Person” means an individual, corporation, company, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Post-Closing Agreements” means, collectively, those certain Chairman Agreement and Independent Contractor Agreement entered into between Parent and Ophir Sternberg and Faquiry Diaz, respectively, contemporaneously with the execution of this Agreement.

“Redemption Rights” means the redemption rights provided for in the SPAC Formation Documents.

“Relevant Company” means a Relevant Company in the meaning of the Irish Takeover Panel Act, 1997.

“SEC” means the Securities and Exchange Commission.

“Second Court Date” has the meaning ascribed to such term in the SID.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“SMX Material Adverse Effect” has the meaning ascribed to such term in the SID.

“SPAC Certificate of Incorporation” means SPAC’s Second Amended and Restated Certificate of Incorporation dated November 3, 2021.

“SPAC Class A Common Shares” means SPAC’s Class A common shares, par value $0.0001 per share.

“SPAC Class B Common Shares” means SPAC’s Class B common shares, par value $0.0001 per share.

“SPAC Common Shares” means SPAC Class A Common Shares and SPAC Class B Common Shares.

“SPAC Private Units” means the units issued in private placements at the time of the consummation of SPAC’s initial public offering (“IPO”), including (a) one SPAC Class A Common Share and (b) one-half of a warrant, with whole warrants entitling the holder thereof to purchase one SPAC Class A Common Share at an exercise price of $11.50 per share.

“SPAC Private Warrants” means (a) each warrant issued in private placements at the time of the consummation of the IPO, entitling the holder thereof to purchase one SPAC Class A Common Share at an exercise price of $11.50 per share and (b) each warrant issued as a component of SPAC Private Units.

“SPAC Public Warrants” means each warrant issued as a component of SPAC Public Units.

“SPAC Public Units” means the units issued in the IPO, with each unit issued therein including (a) one SPAC Class A Common Share and (b) one-half of a warrant, with whole warrants entitling the holder thereof to purchase one SPAC Class A Common Share at an exercise price of $11.50 per share.

“SPAC Proxy Statement” means the proxy statement to be sent to stockholders of SPAC for the purpose of obtaining approval of the Lionheart Proposals.

“SPAC Stockholder Redemption Amount” means the aggregate amount of cash proceeds required to satisfy any exercise by stockholders of SPAC of the Redemption Rights.

“SPAC Warrants” means the SPAC Public Warrants and the SPAC Private Warrants.

“Sponsor” means Lionheart Equities, LLC.

“Subsidiary” or “Subsidiaries” of any Person means, with respect to such Person, any Affiliate in which such Person, directly or indirectly, through one or more intermediaries owns or controls more than fifty percent (50%) of such Affiliate’s equity interests measured by voting power.

“Tax” or “Taxes” means any and all taxes, levies, duties, withholdings, assessments, fees or other charges, in each case in the nature of taxes, imposed, administered or collected by any Governmental Authority, including wage taxes, income taxes, corporate taxes, capital gains taxes, franchise taxes, sales taxes, use taxes, payroll taxes, employment taxes, withholding taxes, value added taxes, gross receipts taxes, turnover taxes, environmental taxes, car taxes, energy taxes, customs and other import or export duties, escheat or unclaimed property obligations, excise duties, transfer taxes or duties, property taxes, capital taxes, or duties, social security or other similar contributions, together with all related interest, fines, penalties, costs, charges and surcharges, whether disputed or not. “Transactions” means the Merger, the SMX Scheme Acquisition and the other transactions contemplated by this Agreement and the Ancillary Agreements.

“Treasury Regulations” means the final or temporary regulations issued by the United States Department of Treasury pursuant to its authority under the Code, and any successor regulations.

“Trust Fund” means the trust account maintained pursuant to that certain Investment Management Trust Agreement, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and SPAC, dated as of November 3, 2021 (such agreement, the “Trust Agreement”).

“Virtual Data Room” means the virtual data room established by the Company, access to which was given to SPAC in connection with its due diligence investigation of the Company relating to the Transactions.

SECTION 1.02. Further Definitions. The following terms have the meaning set forth in the Sections set forth below:

Agreement	Preamble
Book-Entry Shares	Section 2.03(b)
Certificate of Merger	Section 2.02(a)(i)
Certificates	Section 2.03(b)
Chosen Courts	Section 10.06
Claims	Section 6.02
Class I Directors	Section 2.02(c)(ii)(A)
Class II Directors	Section 2.02(c)(ii)(B)
Class III Directors	Section 2.02(c)(ii)(C)
Closing	Section 2.02(a)(i)
Closing Date	Section 2.02(a)(i)
Company	Preamble
Contracting Parties	Section 10.11
Corporations Act	Preamble
D&O Indemnified Persons	Section 7.04(b)
D&O Tail Insurance	Section 7.04(c)
DGCL	Preamble

Exchange Agent	Section 2.03(a)
Exchange Fund	Section 2.03(a)
ICA	Preamble
Intended Tax Treatment	Section 2.08
Letter of Transmittal	Section 2.03(b)
Lock-up Agreement	Preamble
Merger	Preamble
Merger Sub	Preamble
Merger Sub Board	Preamble
Nonparty Affiliates	Section 10.11
Outstanding Company Transaction Expenses	Section 2.05(a)
Outstanding SPAC Transaction Expenses	Section 2.05(b)
Parent	Preamble
Parent Amended and Restated Memorandum and Articles of Association	Section 2.02(b)(iii)
Parent Board	Preamble
Parent Founder Warrant	Section 2.02(e)(iii)
Parties	Preamble
Party	Preamble
Registration Rights Agreement	Preamble
SID	Preamble
SMX Scheme Acquisition	Preamble
SPAC	Preamble
SPAC Board	Preamble
SPAC Merger Effective Time	Section 2.02(a)(i)
Sponsor Support Agreement	Preamble
Surviving SPAC	Section 2.02(a)(i)
Terminating Company Breach	Section 9.01(d)
Terminating SPAC Breach	Section 9.01(e)
Transfer Agent Cancellation	Section 2.03(b)
Unit Separation	Section 2.02(d)
Voting Agreement	Preamble

SECTION 1.03. Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the definitions contained in this agreement are applicable to the other grammatical forms of such terms, (iv) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (v) the terms “Article,” “Section,” “Schedule” and “Exhibit” refer to the specified Article, Section, Schedule or Exhibit of or to this Agreement, (vi) the word “including” means “including without limitation,” (vii) the word “or” shall be disjunctive but not exclusive, (viii) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto and (ix) references to any Law shall include all rules and regulations promulgated thereunder and references to any Law shall be construed as including all statutory, legal, and regulatory provisions consolidating, amending or replacing such Law.

(b) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(c) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and when counting days, the date of commencement will not be included as a full day for purposes of computing any applicable time periods (except as otherwise may be required under any applicable Law). If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP for matters with respect to SPAC or Merger Sub, and IFRS with respect to the Company and Parent.

(e) The phrases “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided to the Party to which such information or material is to be provided or furnished (i) in the Virtual Data Room set up by the Company in connection with this Agreement or (ii) by delivery to such Party or its legal counsel via electronic mail or hard copy form, in each case no later than one (1) day prior to the date hereof.

ARTICLE II

MERGER AND SMX SCHEME ACQUISITION

SECTION 2.01. SMX Scheme Acquisition.

(a) Upon the terms and subject to the conditions set forth in the SID, the Parties shall consummate the SMX Scheme Acquisition.

SECTION 2.02. Merger.

(a) SPAC Merger Effective Time; Closing.

(i) SPAC shall cause the Merger to be consummated (such consummation, the “Closing” and the date on which the Closing occurs, the “Closing Date”) by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, with an effective time immediately following the consummation of the SMX Scheme Acquisition (which, for the avoidance of doubt, shall be after the Effective Date and immediately prior the issuance of the Scheme Consideration (as defined in the SID) (such time, the “SPAC Merger Effective Time”). Upon the terms and subject to the conditions set forth in Article VIII, and in accordance with the DGCL, at the SPAC Merger Effective Time, Merger Sub shall be merged with and into SPAC by operation of law. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and SPAC shall continue as the surviving corporation of the Merger (the “Surviving SPAC”) by operation of the laws of the State of Delaware.

(ii) At the SPAC Merger Effective Time, the effects of the Merger shall be as provided in the applicable provisions of the DGCL, this Agreement and the Certificate of Merger. Without limiting the generality of the foregoing, and subject thereto, at the SPAC Merger Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of SPAC and Merger Sub shall vest in the Surviving SPAC by operation of law, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of SPAC and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving SPAC by operation of law.

(b) Certificate of Incorporation; Bylaws.

(i) At the SPAC Merger Effective Time, the certificate of incorporation of SPAC shall be amended and restated to be in the form of Exhibit E attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving SPAC, until thereafter amended as provided by Law and such certificate of incorporation.

(ii) At the SPAC Merger Effective Time, the bylaws of SPAC, as in effect immediately prior to the SPAC Merger Effective Time, shall be amended and restated in the form of Exhibit F, attached hereto and, as so amended and restated, shall be the bylaws of the Surviving SPAC, until thereafter amended as provided by Law, the certificate of incorporation of the Surviving Corporation and such bylaws, as applicable.

(iii) At the Closing, Parent’s existing Memorandum and Articles of Association shall be amended and restated in the form of Exhibit G and, as so amended and restated, shall be the Memorandum and Articles of Association of Parent, until thereafter amended as provided by Law and the Memorandum and Articles of Association (the “Parent Amended and Restated Memorandum and Articles of Association”), which shall, among other matters, (A) provide that the name of Parent shall be changed to SMX Public Limited Company or such other name as is agreed by the Parties and (B) provide for size and structure of the Parent Board in accordance with Section 2.02(c).

(c) Directors and Officers; Advisory Committee.

(i) Each of the Parties shall take all such action within its power as may be necessary or appropriate such that, effective as of the Closing, the Parent Board shall consist of seven (7) members; (A) three (3) members of the Parent Board shall be designated by the Sponsor, (y) one (1) of whom shall be Ophir Sternberg, subject, in the case of each individual other than Mr. Sternberg, to the consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), and (z) two (2) of whom shall be “independent directors” under The Nasdaq Capital Market Listing Rules and regulations applicable to service on committees of the Parent Board, and (B) four (4) members of the Parent Board shall be designated by the Company, (y) two (2) of whom shall be Haggai Alon and Zeren Browne, and (z) two (2) of whom shall be Khoo Boon Hui and Ed Hofland, each of whom is an “independent director” under The Nasdaq Capital Market Listing Rules and regulations applicable to service on committees of the Parent Board, in each case prior to the filing of the Parent Registration Statement / Proxy Statement with the SEC. The chairperson of the Parent Board shall be designated by the Company and shall initially be Ophir Sternberg. SPAC and the Company may, with the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), replace any such individual with any other individual prior to the Closing by amending such list to include such replacement individual.

(ii) In accordance with the Parent Amended and Restated Memorandum and Articles of Association, the Parent Board shall be a classified board with three classes of directors, with:

(A) a first class of directors (the “Class I Directors”), consisting of two directors (one of whom shall be a Company designee and one of whom shall be a Sponsor designee), initially serving a term effective from the Closing until the first annual meeting of the shareholders of Parent held after the Closing (but any subsequently elected Class I Directors serving a three (3)-year term);

(B) a second class of directors (the “Class II Directors”), consisting of three directors (two of whom shall be Company designees and one of whom shall be a Sponsor designee), initially serving a term effective from the Closing until the second annual meeting of shareholder of Parent held following the Closing (but any subsequently elected Class II Directors serving a three (3)-year term); and

(C) a third class of directors (the “Class III Directors”), consisting of two directors, initially serving a term effective from the Closing until the third annual meeting of shareholder of Parent held following the Closing (and any subsequently elected Class III Directors serving a three (3)-year term), with Ophir Sternberg and Haggai Alon to serve as Class III Directors.

(iii) Effective as of the Closing, Haggai Alon shall be appointed the chief executive officer of each entity of the Merged Group.

(iv) (A) SPAC and the Company shall mutually agree (such agreement not to be unreasonably withheld, conditioned or delayed by either SPAC or the Company) on the directors to be appointed to serve, effective as of the Closing, on the compensation, audit and nominating and corporate governance committees of the Parent Board, and the chairs thereof; and (B) subject to Section 2.02(c)(iii), the Company shall designate (following consultation with SPAC) the persons to be appointed officers of each entity of the Merged Group effective immediately after the Closing, in each case prior to the filing of the Parent Registration Statement / Proxy Statement with the SEC.

(v) During the term of the Voting Agreement, the Sponsor and the Company shall each be permitted to designate one (1) individual, subject to the consent of the non-designated Party (such consent not to be unreasonably withheld, conditioned or delayed), to serve as observers to the Parent Board and its committees, subject to the terms set forth in the Voting Agreement.

(vi) Each of the Parties shall take all such action within its power as may be necessary or appropriate such that, effective as of the Closing, Parent shall have established an advisory committee, being intended merely to act in an advisory capacity, consisting of such persons as the Parent Board may select.

(d) Unit Separation. At the SPAC Merger Effective Time, by virtue of the Merger and the DGCL and without any action on the part of any Party or the holder of any of their securities, (i) the SPAC Class A Common Shares and SPAC Public Warrants comprising each issued and outstanding SPAC Public Unit immediately prior to the SPAC Merger Effective Time and the SPAC Class A Common Shares and the SPAC Private Warrants comprising each issued and outstanding SPAC Private Unit immediately prior to the SPAC Merger Effective Time, in each case, shall be automatically separated (the “Unit Separation”), and the holder thereof shall be deemed to hold such SPAC Public Unit’s or SPAC Private Unit’s, as applicable, constituent parts; provided that no fractional SPAC Public Warrants or SPAC Private Warrants, as applicable, will be issued in connection with the Unit Separation such that if a holder of SPAC Public Units would be entitled to receive a fractional SPAC Public Warrant upon the Unit Separation or if a holder of SPAC Private Units would be entitled to receive a fractional SPAC Private Warrant upon the Unit Separation, then the number of SPAC Public Warrants or SPAC Private Warrants, as applicable, to be issued to such holder upon the Unit Separation shall be rounded down to the nearest whole number of SPAC Public Warrants or SPAC Private Warrants, as applicable.

(e) Conversion of SPAC Securities. Subject to Section 2.03(c) and the other terms of this Agreement, at the SPAC Merger Effective Time, by virtue of the Merger, the DGCL and the ICA, and without any action on the part of any Party or the holder of any of their securities (other than the issuance and delivery of the relevant securities by Parent as provided for in Section 2.03), (i) SPAC Class A Common Shares, (ii) SPAC Class B Common Shares, (iii) SPAC Public Warrants and (iv) SPAC Private Warrants, in each case, issued and outstanding immediately prior to the SPAC Merger Effective Time, shall be automatically cancelled, exchanged or adjusted (as applicable) as follows:

(i) Each SPAC Class A Common Share shall be automatically cancelled in exchange for one (1) validly issued, fully paid and non-assessable Parent Ordinary Share.

(ii) Each SPAC Class B Common Share shall be automatically cancelled in exchange for one (1) validly issued, fully paid and non-assessable Parent Ordinary Share.

(iii) Each SPAC Public Warrant shall remain outstanding but shall be automatically adjusted to become one (1) Parent Public Warrant. Each such Parent Public Warrant will continue to have, and be subject to, the same terms and conditions set forth in the warrant agreement pursuant to which such SPAC Public Warrant was issued immediately prior to the SPAC Merger Effective Time, except that each Parent Public Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole Parent Ordinary Shares equal to the number of SPAC Class A Common Shares that were issuable upon exercise of such SPAC Public Warrant that was outstanding immediately prior to the SPAC Merger Effective Time. Each SPAC Private Warrant shall remain outstanding but shall be automatically adjusted to become one (1) Parent Public Warrant (each, a “Parent Founder Warrant”). Each such Parent Founder Warrant will continue to have, and be subject to the same terms and conditions set forth in the warrant agreement pursuant to which such SPAC Private Warrant was issued immediately prior to the SPAC Merger Effective Time, except that each Parent Founder Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole Parent Ordinary Shares equal to the number of SPAC Class A Common Shares that were issuable upon exercise of such SPAC Private Warrant that was outstanding immediately prior to the SPAC Merger Effective Time.

(f) Conversion of Merger Sub Shares. Each share of Merger Sub common stock issued and outstanding immediately prior to the SPAC Merger Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving SPAC.

(g) Appraisal Rights. Stockholders of the SPAC are entitled to appraisal of their shares solely to the extent required by Section 262 of the DGCL.

SECTION 2.03. Delivery of Shares

(a) On the Closing Date, Parent shall deposit, or shall cause to be deposited, with a bank or trust company that shall be designated by SPAC and is reasonably satisfactory to the Company (the “Exchange Agent”), for the benefit of the stockholders of SPAC, for exchange in accordance with this Section 2.03, the number of Parent Ordinary Shares sufficient to deliver the aggregate consideration payable to stockholders of SPAC payable pursuant to this Agreement (such Parent Ordinary Shares being hereinafter referred to as the “Exchange Fund”). Parent shall cause the Exchange Agent, pursuant to irrevocable instructions, to pay the applicable consideration payable to stockholders of SPAC out of the Exchange Fund in accordance with Section 2.02(e). The Exchange Fund shall not be used for any other purpose.

(b) As promptly as practicable after the date hereof, Parent shall use its reasonable best efforts to cause the Exchange Agent to mail to each holder of record of certificates evidencing SPAC Common Shares (“Certificates”) and each holder of record of book-entry shares representing SPAC Common Shares (the “Book-Entry Shares”), in each case whose SPAC Common Shares were converted into a right to receive consideration in accordance with Section 2.02(e): a letter of transmittal, which shall be in a form reasonably acceptable to SPAC and the Company (the “Letter of Transmittal”) and shall specify (i) that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent or confirmation of cancellation of such Certificates from SPAC’s transfer agent, Continental Stock Transfer & Trust Company, a New York corporation (each, a “Transfer Agent Cancellation”); and (ii) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares. Within two (2) Business Days (but in no event prior to the SPAC Merger Effective Time) after the surrender to the Exchange Agent of all Certificates held by such holder for cancellation (or a Transfer Agent Cancellation), together with a duly completed and validly executed Letter of Transmittal or receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares, the holder of such Certificates or Book-Entry Shares shall receive in exchange therefore the applicable consideration in accordance with Section 2.02(e), and the Certificates or Book-Entry Shares so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 2.03, each Certificate or Book-Entry Share entitled to receive consideration in accordance with Section 2.02(e) shall be deemed at all times after the SPAC Merger Effective Time to represent only the right to receive upon such surrender the consideration that such stockholder is entitled to receive in accordance with the provisions of Section 2.02(e).

(c) The consideration payable upon conversion of the SPAC Common Shares shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to SPAC Common Shares occurring on or after the date hereof and prior to the SPAC Merger Effective Time.

(d) Any portion of the Exchange Fund that remains undistributed to the stockholders of SPAC for one year after the SPAC Merger Effective Time shall be delivered to Parent, upon demand, and any stockholders of SPAC who have not theretofore complied with this Section 2.03 shall thereafter look only to Parent for the consideration payable in accordance with Section 2.02(e). Any portion of the Exchange Fund remaining unclaimed by the applicable stockholders of SPAC as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable law, become the property of Parent free and clear of any claims or interest of any person previously entitled thereto.

(e) None of the Exchange Agent, Parent or the Surviving SPAC shall be liable to any stockholder of SPAC for any such SPAC Common Shares (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.03.

(f) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate, the consideration that such stockholder of SPAC is otherwise entitled to receive pursuant to, and in accordance with, the provisions of Section 2.02(e).

SECTION 2.04. Stock Transfer Books. At the SPAC Merger Effective Time, the stock transfer books of SPAC shall be closed and there shall be no further registration of transfers of SPAC Common Shares thereafter on the records of SPAC. From and after the SPAC Merger Effective Time, the holders of Certificates representing SPAC Common Shares outstanding immediately prior to the SPAC Merger Effective Time shall cease to have any rights with respect to such SPAC Common Shares, except as otherwise provided in this Agreement or by Law. On or after the SPAC Merger Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the consideration payable in respect of such Certificate in accordance with Section 2.02(e).

SECTION 2.05. Payment of Expenses.

(a) No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, the Company shall provide to SPAC a certificate executed by an executive officer of the Company setting forth the Company’s calculation of all of the following fees, expenses and disbursements incurred by or on behalf of the Company, Parent or Merger Sub in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby (together with written invoices and wire transfer instructions for the payment thereof), solely to the extent such fees and expenses are incurred and expected to remain unpaid as of the close of business on the Business Day immediately preceding the Closing Date: (i) the fees and disbursements of outside counsel to the Company, Parent and Merger Sub incurred in connection with the Transactions, and (ii) the fees and expenses of any other agent, advisor, consultant, expert, financial advisor and other service providers engaged by the Company, Parent or Merger Sub in connection with the Transactions (collectively, the “Outstanding Company Transaction Expenses”). On the Closing Date following the Closing, the Company shall pay or cause to be paid by wire transfer of immediately available funds all such Outstanding Company Transaction Expenses. For the avoidance of doubt, the Outstanding Company Transaction Expenses shall not include any fees and expenses of the Company’s stockholders.

(b) No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, SPAC shall provide to the Company a certificate executed by an executive officer of SPAC setting forth SPAC’s calculation of all of the following fees, expenses and disbursements incurred by or on behalf of SPAC (together with written invoices, vendor names, reasonable descriptions of services of vendors, the costs and expenses for each vendor, and wire transfer instructions for the payment thereof), solely to the extent such fees and expenses are incurred and expected to remain unpaid as of the close of business on the Business Day immediately preceding the Closing Date: all fees and expenses incurred in connection with, or otherwise related to, the Transactions, the negotiation and preparation of this Agreement, the Ancillary Agreements and the other documents contemplated hereby and the performance and compliance with all agreements and conditions contained herein and therein, including the fees, expenses and disbursements of legal counsel, auditors, accountants and notaries; due diligence expenses; advisory and consulting fees (including financial advisors) and expenses; and other third-party fees, in each case of SPAC (collectively, the “Outstanding SPAC Transaction Expenses”). Prior to the Closing, the Company shall have an opportunity to review the Outstanding SPAC Transaction Expenses and discuss such certificate with the persons responsible for its preparation, and SPAC shall reasonably cooperate with the Company in good faith to timely respond to any questions and consider in good faith any comments regarding the certificate of Outstanding SPAC Transaction Expenses. On the Closing Date following the Closing, SPAC shall pay or cause to be paid by wire transfer of immediately available funds all such Outstanding SPAC Transaction Expenses.

(c) Parent shall not pay or cause to be paid any Outstanding SPAC Transaction Expenses or Outstanding Company Transaction Expenses other than in accordance with this Section 2.05.

SECTION 2.06. Second Court Date Deliverables. Prior to 8:00am (in Victoria, Australia) on the Second Court Date:

(a) The Company shall deliver (or cause to be delivered) to SPAC:

(i) the Registration Rights Agreement, duly executed by Parent and each shareholder of Parent set forth on Schedule 1 (other than the holders of equity securities of SPAC prior to the Closing);

(ii) the Lock-up Agreement, duly executed by Parent and each shareholder of Parent set forth on Schedule 2 (other than the holders of equity securities of SPAC prior to the Closing);

(iii) the Voting Agreement, duly executed by Parent and each shareholder of Parent set forth on Schedule 3 (other than the holders of equity securities of SPAC prior to the Closing); and

(iv) each other Ancillary Agreement to be executed after the date of this Agreement and prior to 8:00am (in Victoria, Australia) on the Second Court Date by the Company, Parent or Merger Sub or any of their respective Affiliates, duly executed by the Company, Parent or Merger Sub or their respective Affiliates, as applicable

(b) SPAC shall deliver (or cause to be delivered) to the Company:

(i) the Registration Rights Agreement, duly executed by each shareholder of Parent set forth on Schedule 1 (other than the holders of equity securities of the Company prior to the Closing);

(ii) the Lock-up Agreement, duly executed by each shareholder of Parent set forth on Schedule 2 (other than the holders of equity securities of the Company prior to the Closing);

(iii) the Voting Agreement, duly executed by each shareholder of Parent set forth on Schedule 3 (other than the holders of equity securities of the Company prior to the Closing); and

(iv) each other Ancillary Agreement to be executed after the date of this Agreement and prior to 8:00am (in Victoria, Australia) on the Second Court Date by the SPAC or any of its Affiliates, duly executed by the SPAC or its Affiliates, as applicable.

SECTION 2.07. Closing Deliverables. Prior to the Closing:

(a) The Company shall deliver (or cause to be delivered) to SPAC each Ancillary Agreement to be executed after the Second Court Date and prior to or at the Closing by the Company, Parent or Merger Sub or any of their respective Affiliates, duly executed by the Company, Parent or Merger Sub or their respective Affiliates, as applicable; and

(b) SPAC shall deliver (or cause to be delivered) to the Company each Ancillary Agreement to be executed after the Second Court Date but prior to or at the Closing by SPAC or any of its Affiliates, duly executed by SPAC or its Affiliates, as applicable.

SECTION 2.08. Tax Treatment of SMX Scheme Acquisition and SPAC Merger. The Parties intend and hereto agree that for U.S. federal income tax purposes (and any applicable U.S. state and local Tax purposes), (a) the SMX Scheme Acquisition shall be treated as a “reorganization” within the meaning of Section 368(a) of the Code, provided that in the event the SMX Scheme Acquisition is not treated as a “reorganization,” the SMX Scheme Acquisition, together with the SPAC Merger, shall qualify as a transaction described in Section 351(a) of the Code, and (b) the SPAC Merger shall be treated as a “reorganization” within the meaning of Section 368(a) of the Code, provided that in the event that the SPAC Merger is not treated as a “reorganization,” the SPAC Merger, together with the SMX Scheme Acquisition, shall qualify as a transaction described in Section 351(a) of the Code (the “Intended Tax Treatment”). The Parties agree that this Agreement shall constitute a “plan of reorganization” with respect to the SMX Scheme Acquisition, and a “plan of reorganization” with respect to the SPAC Merger, in each case, within the meaning of Treasury Regulations Section 1.368-2(g).

SECTION 2.09. Withholding. Notwithstanding anything in this Agreement to the contrary, SPAC, Parent and Merger Sub shall be entitled to deduct and withhold from any consideration payable to any Person pursuant to this Agreement any amount required to be deducted or withheld under applicable Tax Law; provided, however, that the Parties agree to reasonably cooperate to eliminate or mitigate any such deductions or withholding Taxes; provided, further, that before a Party makes any deduction or withholding from any payments or amount to or with respect to a shareholder of the Company, such Party shall use commercially reasonable efforts to provide such shareholder with at least ten (10) Business Days advance written notice of the intention to make such deduction or withholding, which notice shall include the authority, basis and method of calculation for the proposed deduction or withholding Taxes and reasonably cooperate to eliminate or mitigate any such deductions or withholding Taxes as provided in this Section 2.09. To the extent that any such amounts are deducted or withheld by SPAC, Parent or Merger Sub, as the case may be, such deducted or withheld amounts and remitted to the appropriate Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

The Company hereby represents and warrants to SPAC, Parent and Merger Sub as follows:

SECTION 3.01. The representations and warranties set forth in Section 13.1 and Section 13.4 of the SID are incorporated herein by reference.

SECTION 3.02. Exclusivity of Representations and Warranties. Except as otherwise expressly provided in this Article III, the Company hereby expressly disclaims and negates, and SPAC, Parent and Merger Sub agree that they have not relied on, any other express or implied representation or warranty whatsoever (whether at Law or in equity) with respect to the Company, its affiliates, and any matter relating to any of them, or with respect to the accuracy or completeness of any other information made available to SPAC, its affiliates or any of their respective representatives by, or on behalf of, the Company, and any such representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, the SPAC, Parent and Merger Sub agree that they have not relied on, and neither the Company nor any other person on behalf of the Company has made or makes, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to SPAC, its respective affiliates or any of their respective representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company (including the reasonableness of the assumptions underlying any of the foregoing), whether or not included in any management presentation or in any other information made available to SPAC, its respective affiliates or any of their respective representatives or any other person, and that any such representations or warranties are expressly disclaimed and SPAC, Parent and Merger Sub agree that they have not relied on any representations or warranties not set forth in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SPAC

SPAC hereby represents and warrants to the Company, Parent and Merger Sub as follows:

SECTION 4.01. The representations and warranties set forth in Section 13.3 of the SID are incorporated herein by reference.

SECTION 4.02. Exclusivity of Representations and Warranties. Except as otherwise expressly provided in this Article IV, SPAC hereby expressly disclaims and negates, and Company, Parent and Merger Sub agree that they have not relied on, any other express or implied representation or warranty whatsoever (whether at Law or in equity) with respect to SPAC, its respective affiliates, and any matter relating to any of them, or with respect to the accuracy or completeness of any other information made available to the Company, Parent or Merger Sub, their affiliates or any of their respective representatives by, or on behalf of, SPAC, and any such representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, the Company, Parent and Merger Sub agree that they have not relied on, and neither SPAC, nor any other person on behalf of SPAC has made or makes, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to the Company, Parent or Merger Sub, their affiliates or any of their respective representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of SPAC (including the reasonableness of the assumptions underlying any of the foregoing), whether or not included in any management presentation or in any other information made available to the Company, Parent or Merger Sub, their affiliates or any of their respective representatives or any other person, and that any such representations or warranties are expressly disclaimed and the Company, Parent and Merger Sub agree that they have not relied on any representations or warranties not set forth in this Article IV.

SECTION 4.03. Section 203 of DGCL. The SPAC Board has adopted a resolution having the effect of causing the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in such Section 203 of the DGCL) not to apply to the execution, delivery or performance of this Agreement, and the consummation of the Merger and the other transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby represent and warrant to SPAC as follows:

SECTION 5.01. The representations and warranties set forth in Section 13.4 of the SID are incorporated herein by reference.

SECTION 5.02. Organization. Merger Sub is a company duly organized, validly existing and in good standing (insofar as such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approval would not reasonably be expected to have, individually or in the aggregate, a SMX Material Adverse Effect.

SECTION 5.03. Organization Documents. Merger Sub has heretofore furnished to SPAC complete and correct copies of the certificate of incorporation and bylaws of Merger Sub as of the date of this Agreement. The certificate of incorporation and bylaws of Merger Sub are in full force and effect and Merger Sub is not in violation of any of the provisions of such organizational documents.

SECTION 5.04. Capitalization.

(a) As of the date hereof, the authorized share capital of Merger Sub consists of 100 shares of common stock, par value $0.0001.

(b) As of the date of this Agreement, Parent owns 100% of the issued and outstanding shares of common stock of Merger Sub free and clear of all Liens, options, rights of first refusal and limitations on voting or transfer rights other than transfer restrictions under applicable securities laws and Merger Sub’s organizational documents. All such shares of common stock of Merger Sub are validly issued, fully paid and non-assessable.

(c) As of the date of this Agreement, there are no options, warrants, preemptive rights, calls, convertible securities, conversion rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Merger Sub or obligating Merger Sub to issue or sell any shares of capital stock or shares of, or other equity or voting interests in, or any securities convertible into or exchangeable or exercisable for shares of capital stock or shares, or other equity or other voting interests in, Merger Sub. As of the date of this Agreement, Merger Sub is not a party to, or otherwise bound by, and Merger Sub has not granted, any equity appreciation rights, participations, phantom equity, restricted shares, restricted share units, performance shares, contingent value rights or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or shares of, or other securities or ownership interests in, Merger Sub. As of the date of this Agreement, there are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements to which Merger Sub is a party, or to the Company’s knowledge, among any holder of shares of common stock of Merger Sub to which Merger Sub is not a party, with respect to the voting or transfer of such shares of common stock of Merger Sub.

SECTION 5.05. Authority Relative to This Agreement. Merger Sub has all necessary power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder, subject to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, to consummate the Transactions. The execution and delivery of this Agreement and such Ancillary Agreements to which Merger Sub is a party and the consummation by Merger Sub of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Merger Sub are necessary to authorize this Agreement other than the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, each such Ancillary Agreement to which it is a party or to consummate the Transactions. This Agreement and each such Ancillary Agreement have been duly and validly executed and delivered by Merger Sub and, assuming due authorization, execution and delivery by the Company, Parent and SPAC, constitutes a legal, valid and binding obligation of Merger Sub, enforceable against Merger Sub in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, by general equitable principles.

SECTION 5.06. No Conflict; Required Filings and Consents.

(a) The execution and delivery by Merger Sub of this Agreement and each Ancillary Agreement to which it is a party does not, and the performance of this Agreement and each such Ancillary Agreement by Merger Sub will not, (i) conflict with or violate the certificate of incorporation or bylaws of Merger Sub (as the case may be), (ii) assuming that all consents, approvals, authorizations and other actions described in this Section 5.06 have been obtained and all filings and obligations described in this Section 5.06 have been made, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to Merger Sub or by which any of its property or assets are bound or affected or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Merger Sub is a party or by which Merger Sub or any of its property or assets is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not have or reasonably be expected to have a SMX Material Adverse Effect.

(b) The execution and delivery by Merger Sub of this Agreement and each Ancillary Agreement to which it is a party does not, and the performance of this Agreement and each such Ancillary Agreement by Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, blue sky Laws and state takeover laws, any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, if any, and filing and recordation of appropriate Merger documents as required by the DGCL, as the case may be, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent Merger Sub from performing their respective material obligations under this Agreement and each such Ancillary Agreement.

SECTION 5.07. Compliance. Merger Sub is not, nor has been, in conflict with, or in default, breach or violation of, (a) any Law applicable to Merger Sub or by which any property or asset of Merger Sub is bound or affected, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Merger Sub is a party or by which Merger Sub or any property or asset of Merger Sub is bound, except, in each case, for any such conflicts, defaults, breaches or violations that would not have or reasonably be expected to have a SMX Material Adverse Effect. Merger Sub is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for Merger Sub to own, lease and operate their respective properties or to carry on their respective businesses as they are now being conducted.

SECTION 5.08. Board Approval; Vote Required.

(a) The Merger Sub Board has, by resolutions duly adopted by written consent and not subsequently rescinded or modified in any way, duly (i) determined that this Agreement and the Transactions are fair to and in the best interests of Merger Sub and Parent (as the sole stockholder of Merger Sub), (ii) approved this Agreement and the Transactions and declared their advisability and (iii) recommended that Parent (as the sole stockholder of Merger Sub) approve and adopt this Agreement and approve the Transactions and directed that this Agreement and the Transactions be submitted for consideration and approval by Parent (as the sole stockholder of Merger Sub).

(b) The only stockholder vote of Merger Sub that is necessary to approve this Agreement and the Transactions is the affirmative vote of Parent as sole stockholder of Merger Sub.

SECTION 5.09. No Prior Operations of Merger Sub; Post-Closing Operations. Merger Sub was formed for the sole purposes of entering into this Agreement and the Ancillary Agreements to which it is party and engaging in the Transactions. Since the date of formation of Merger Sub, Merger Sub has not engaged in any business or activities whatsoever, nor incurred any liabilities, except in connection with this Agreement, the Ancillary Agreements or in furtherance of the Transactions. Merger Sub has no employees or liabilities under any Employee Benefit Plan.

SECTION 5.10. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Merger Sub.

SECTION 5.11. Parent Registration Statement / Proxy Statement. None of the information relating to Merger Sub supplied by Merger Sub in writing for inclusion in the Parent Registration Statement / Proxy Statement will, as of the date the Parent Registration Statement / Proxy Statement is declared effective, as of the date the Parent Registration Statement / Proxy Statement (or any amendment or supplement thereto) is first mailed to the stockholders of SPAC, at the time of the meeting of the stockholders of SPAC to approve and adopt this Agreement and the Merger, or at the SPAC Merger Effective Time, contain any misstatement of a material fact or omission of any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, Merger Sub makes no representations with respect to any forward-looking statements supplied by or on behalf of Merger Sub for inclusion in, or relating to information to be included in, the Parent Registration Statement / Proxy Statement.

SECTION 5.12. Exclusivity of Representations and Warranties. Except as otherwise expressly provided in this Article V, Parent and Merger Sub hereby expressly disclaims and negates, and SPAC agrees that it has not relied on, any other express or implied representation or warranty whatsoever (whether at Law or in equity) with respect to Parent, Merger Sub, their affiliates, and any matter relating to any of them, or with respect to the accuracy or completeness of any other information made available to SPAC, its affiliates or any of their respective representatives by, or on behalf of, Parent or Merger Sub, and any such representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, the SPAC agrees that it has not relied on, and none of Parent, Merger Sub nor any other person on behalf of Parent or Merger Sub has made or makes, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to SPAC, its affiliates or any of their respective representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Parent or Merger Sub (including the reasonableness of the assumptions underlying any of the foregoing), whether or not included in any management presentation or in any other information made available to SPAC, its affiliates or any of their respective representatives or any other person, and that any such representations or warranties are expressly disclaimed and the SPAC agrees that it has not relied on any representations or warranties not set forth in this Article V.

ARTICLE VI

CONDUCT OF BUSINESS

SECTION 6.01. Conduct of Business by the Company and Parent. The covenants set forth in Sections 9.1 through 9.4 and 9.6 of the SID are incorporated herein by reference.

SECTION 6.02. Claims Against Trust Account. The Company, Parent and Merger Sub agree that, notwithstanding any other provision contained in this Agreement, the Company, Parent and Merger Sub do not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship by or among the Company, Parent and Merger Sub or their respective Affiliates on the one hand, and SPAC on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 6.02 as the “Claims”). Notwithstanding any other provision contained in this Agreement, each of the Company, Parent and Merger Sub hereby irrevocably waive any Claim it and its Affiliates may have, now or in the future and will not seek recourse against the Trust Fund for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit the Company, Parent or Merger Sub from pursuing a claim against SPAC or any other person (a) for legal relief against monies or other assets of SPAC held outside of the Trust Fund or for specific performance or other equitable relief in connection with the Transactions or (b) for damages for breach of this Agreement against SPAC or any of their respective successor entities in the event this Agreement is terminated for any reason and SPAC consummates, directly or indirectly, a business combination transaction, whether by way of a purchase of assets or securities or merger, consolidation or otherwise, with another party. In the event that the Company or any of its respective Affiliates commences any action or proceeding against or involving the Trust Fund in violation of the foregoing, SPAC shall be entitled to recover from the Company the associated reasonable legal fees and costs in connection with any such action, in the event SPAC prevails in such action or proceeding.

ARTICLE VII

ADDITIONAL AGREEMENTS

SECTION 7.01. Registration Statement; SPAC Stockholders’ Meeting; Board Recommendation. The covenants set forth in Section 3.5 and Section 6 of the SID are incorporated herein by reference.

SECTION 7.02. Access to Information; Confidentiality. The covenants set forth in Section 9.7 of the SID are incorporated herein by reference.

SECTION 7.03. Exclusivity. The covenants set forth in Section 10 of the SID are incorporated herein by reference.

SECTION 7.04. Directors’ and Officers’ Indemnification.

(a) The covenants set forth in Sections 8.2 through 8.7 of the SID are incorporated herein by reference.

(b) The Parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of SPAC and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of SPAC (the “D&O Indemnified Persons”) as provided in the SPAC’s organizational documents or under any indemnification agreements, as in effect on the date of this Agreement, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law, and Surviving SPAC and Parent shall honor all such rights to exculpation, indemnification, and advancement to the fullest extent permitted by Law. For a period of six (6) years after the SPAC Merger Effective Time, the Surviving SPAC shall, and Parent shall cause the Surviving SPAC to, ensure that the organizational documents of Surviving SPAC and its Subsidiaries contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the organizational documents SPAC to the extent permitted by applicable Law with regard to matters involving actual or alleged pre-Closing acts, errors, or omissions by any D&O Indemnified Persons. The provisions of this Section 7.04 shall survive the consummation of the Transactions and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and representatives.

(c) For the benefit of each of SPAC’s directors and officers, SPAC shall be permitted prior to the SPAC Merger Effective Time to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the SPAC Merger Effective Time for events occurring prior to the SPAC Merger Effective Time (the “D&O Tail Insurance”).

SECTION 7.05. Notification of Certain Matters. The Company shall give prompt notice to SPAC, and SPAC shall give prompt notice to the Company, of any event which a Party becomes aware of between the date of this Agreement and the Closing (or the earlier termination of this Agreement in accordance with Article IX), the occurrence or non-occurrence of which causes or would reasonably be expected to cause any of the conditions set forth in Article VIII to fail.

SECTION 7.06. Further Action; Reasonable Best Efforts. The covenants set forth in Sections 3.1 through 3.3 of the SID are incorporated herein by reference.

SECTION 7.07. Public Announcements. The covenants set forth in Section 15 of the SID are incorporated herein by reference.

SECTION 7.08. Stock Exchange Listing. From the date of this Agreement through the SPAC Merger Effective Time, the Parties shall use reasonable best efforts to ensure that SPAC remains listed as a public company on, and for SPAC Class A Common Shares to be tradable over, the Nasdaq Capital Market. From the date of this Agreement through the Closing, the Parties shall use reasonable best efforts to have Parent Ordinary Shares and Parent Public Warrants listed on the Nasdaq Capital Market as of the Closing. SPAC and Parent shall take all necessary and required action so that Parent is only deemed a Relevant Company and listed on the Nasdaq Capital Market simultaneously with the issuance of the Parent Ordinary Shares and Parent Public Warrants pursuant to the Merger.

SECTION 7.09. Interim Financials. The Company shall deliver to SPAC, at such time as is required by the Australia Stock Exchange, true and complete copies of the unaudited balance sheet of the Company as of June 30, 2022, and the related unaudited statements of income and cash flows of the Company for the six month period then ended, prepared in accordance with IFRS. After June 30, 2022 and prior to the Closing, the Company shall deliver to SPAC interim financial information at such time as is required by the Australia Stock Exchange, in each case prepared in accordance with IFRS.

SECTION 7.10. Trust Account. At least seventy-two (72) hours prior to the Closing, SPAC shall provide notice to the Trustee in accordance with the Trust Agreement and shall deliver any other documents, opinions or notices required to be delivered to the Trustee pursuant to the Trust Agreement and cause the Trustee prior to the Closing to, and the Trustee shall thereupon be obligated to, transfer all funds held in the Trust Account to SPAC and thereafter shall cause the Trust Account and the Trust Agreement to terminate; provided, however that the liabilities and obligations of SPAC due and owing or incurred at or prior to the Closing shall be paid as and when due, including all amounts payable (a) to stockholders of SPAC who shall have exercised their Redemption Rights, (b) with respect to filings, applications and/or other actions taken pursuant to this Agreement required under Law, (c) to the Trustee for fees and costs incurred in accordance with the Trust Agreement, and (d) to third parties (e.g., professionals, printers, etc.) who have rendered services to SPAC in connection with its efforts to effect the Transactions.

SECTION 7.11. Incentive Equity Plan and Purchase Plan. Prior to the effectiveness of the Parent Registration Statement, Parent shall approve, and subject to approval of the shareholder of Parent, adopt, an incentive equity plan that provides for grant of awards to employees, independent contractors and non-employee directors of Parent and its Subsidiaries, which shall reserve for issuance a number of Parent Ordinary Shares not exceeding fifteen percent (15)% of the aggregate number of (i) Parent Ordinary Shares issued and outstanding at Closing and (ii) securities convertible into Parent Ordinary Shares outstanding at Closing, subject to the evergreen provisions set forth in the plan in the form set forth as Exhibit H (the “Incentive Equity Plan”).

SECTION 7.12. No Transfer of Parent Shares. Prior to the Closing, except as otherwise contemplated by this Agreement or the SID, other than with the prior written consent of SPAC, Parent and the Parent Board shall refuse to register the transfer or purported transfer of any share in the capital of Parent.

SECTION 7.13. Parent Obligations. For each instance in which Parent has an obligation or covenant under this Agreement, the Company shall cause Parent to perform such obligation or covenant and shall be responsible for any failure or breach thereof by Parent.

SECTION 7.14. Additional Registration Rights and Lock-up Signatories. The Company shall use commercially reasonable best efforts to cause certain additional shareholders of Parent (after giving effect to the Transactions) other than those set forth on Schedule 1 to enter into the Registration Rights Agreement and those set forth on Schedule 2 to enter into the Lock-up Agreement.

ARTICLE VIII

CONDITIONS TO THE TRANSACTIONS

SECTION 8.01. Conditions to the Obligations of Each Party. The obligations of the Company, SPAC, Parent and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver (where permissible) prior to the time they are required to be satisfied or waived (where permissible) under the SID of the following conditions:

(a) SID Conditions. Each condition precedent in Section 3.1 and Section 3.2 of the SID that includes “All” or “Cannot be waived” in the column entitled “Party entitled to benefit” is incorporated herein by reference.

SECTION 8.02. Conditions to the Obligations of SPAC. The obligations of SPAC to consummate the Transactions, as applicable, are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

(a) SID Conditions. Each condition precedent in Section 3.1 and Section 3.2 of the SID that includes “Lionheart” in the column entitled “Party entitled to benefit” is incorporated herein by reference is satisfied at or prior to 8:00am (in Victoria Australia) on the Second Court Date.

(b) Scheme Effectiveness. The Scheme and the Option Scheme (each, as defined in the SID) has become Effective (as defined in the SID) on or before the End Date.

(c) Agreements and Covenants. The Company, Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to 8:00am (in Victoria, Australia) on the Second Court Date.

(d) Officer Certificates. The requirement set forth in Section 6.2(s) of the SID is incorporated herein by reference.

(e) Registration Rights Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, Parent and each shareholder of Parent set forth on Schedule 1 (other than the holders of equity securities of the SPAC prior to the Closing) shall have delivered, or cause to be delivered, to the Company a copy of the Registration Rights Agreement, duly executed by all such parties.

(f) Lock-up Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, Parent and each shareholder of Parent set forth on Schedule 2 (other than the holders of equity securities of SPAC prior to the Closing) shall have delivered, or cause to be delivered, to the Company a copy of the Lock-up Agreement, duly executed by all such parties.

(g) Voting Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, Parent and each shareholder of Parent set forth on Schedule 3 (other than the holders of equity securities of the SPAC prior to the Closing) shall have delivered, or cause to be delivered, to SPAC a copy of the Voting Agreement, duly executed by all such parties.

(h) SPAC Stockholder Approval. Prior to 8:00 am (in Victoria, Australia) on the Second Court Date, the stockholders of SPAC have approved the Lionheart Proposals.

(i) Executive Employment Agreements. Prior to 8:00 am (in Victoria, Australia) on the Second Court Date, neither of the Executive Employment Agreements shall have been terminated.

(j) Post-Closing Agreement. Prior to 8:00 am (in Victoria, Australia) on the Second Court Date, Parent shall not have terminated either of the Post-Closing Agreements.

SECTION 8.03. Conditions to the Obligations of the Company, Parent and Merger Sub. The obligations of the Company, Parent and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver (where permissible) prior to the 8:00am (in Victoria, Australia) on the Second Court Date of the following additional conditions:

(a) SID Conditions. Each condition precedent in Section 3.1 and Section 3.2 of the SID that includes “SMX” in the column entitled “Party entitled to benefit” is incorporated herein by reference.

(b) Agreements and Covenants. SPAC shall have performed or complied in all material respects with all other agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the 8:00am (in Victoria, Australia) on the Second Court Date.

(c) Officer Certificate. The requirement set forth in Section 6.3(j) of the SID is incorporated herein by reference.

(d) Resignations. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, the officers of SPAC and the members of the SPAC Board shall have executed written resignations effective as of the SPAC Merger Effective Time.

(e) Registration Rights Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, each shareholder of Parent set forth on Schedule 1 (other than the holders of equity securities of the Company prior to the Closing) shall have delivered, or cause to be delivered, to SPAC a copy of the Registration Rights Agreement, duly executed by all such parties.

(f) Lock-up Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, each shareholder of Parent set forth on Schedule 2 (other than the holders of equity securities of the Company prior to the Closing) shall have delivered, or cause to be delivered, to SPAC a copy of the Lock-up Agreement, duly executed by all such parties.

(g) Voting Agreement. Prior to 8:00am (in Victoria, Australia) on the Second Court Date, each shareholder of Parent set forth on Schedule 3 (other than the holders of equity securities of the Company prior to the Closing) shall have delivered, or cause to be delivered, to SPAC a copy of the Voting Agreement, duly executed by all such parties.

(h) Parent Shareholder Approval. Prior to 8:00 am (in Victoria, Australia) on the Second Court Date, the shareholder of Parent have adopted and approved this Agreement and the Merger and the other transactions contemplated by this Agreement.

(i) Merger Sub Stockholder Approval. Prior to 8:00 am (in Victoria, Australia) on the Second Court Date, the stockholder of Merger Sub has adopted and approved this Agreement and the Merger and the other transactions contemplated by this Agreement.

SECTION 8.04. Frustration of Closing Conditions. None of the Company, SPAC, Parent, or Merger Sub may rely, either as a basis for not consummating the Transactions or terminating this Agreement and abandoning the Merger on the failure of any condition set forth in this Article VIII to be satisfied if such failure was caused by such party’s breach of this Agreement.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

SECTION 9.01. Termination. This Agreement may be validly terminated, and the Transactions may be abandoned at any time prior to the 8:00am (in Victoria, Australia) on the Second Court Date, notwithstanding any requisite approval and adoption of this Agreement and the Transactions by the stockholders of SPAC, as follows:

(a) by mutual written consent of SPAC and the Company;

(b) by either SPAC or the Company:

(i) if the Effective Date shall not have occurred prior to the End Date; provided, however, that this Agreement may not be terminated under this Section 9.01(b) by or on behalf of any Party that either directly or indirectly through its Affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article VIII on or prior to the End Date;

(ii) Sections 14.1(b), 14.1(c), 14.1(d), 14.1(e), 14.1(f), 14.1(g) and 14.1(i) of the SID are incorporated herein by reference, with the Party entitled to terminate the SID therein being entitled to terminate this Agreement; or

(iii) if SPAC fails to obtain the Lionheart Shareholder Approval at the Lionheart Shareholder Meeting (as such terms are defined in the SID).

(c) if the SID has been terminated in accordance with its terms;

(d) by SPAC if the Company, Parent or Merger Sub shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement such that the condition set forth in Section 8.02(c) would not be satisfied (“Terminating Company Breach”); provided that SPAC has not waived such Terminating Company Breach and SPAC is not then in material breach of their representations, warranties, covenants or agreements in this Agreement or the SID that would cause any condition to Closing contained herein or therein not to be satisfied; provided further that, if such Terminating Company Breach is curable by the Company, Parent or Merger Sub, SPAC may not terminate this Agreement under this Section 9.01(d) for so long as the Company, Parent or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by SPAC to the Company and the End Date; or

(e) by the Company if SPAC shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement such that the conditions set forth in Section 8.03(b)would not be satisfied (“Terminating SPAC Breach”); provided that the Company has not waived such Terminating SPAC Breach and the Company is not then in material breach of its representations, warranties, covenants or agreements in this Agreement or the SID that would cause any condition to Closing contained herein or therein not to be satisfied; provided further that, if such Terminating SPAC Breach is curable by SPAC, the Company may not terminate this Agreement under this Section 9.01(e) for so long as SPAC continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by the Company to SPAC and the End Date.

SECTION 9.02. Effect of Termination. Subject to Section 14.2 of the SID, in the event of the valid termination of this Agreement pursuant to Section 9.01, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any Party, except as set forth in Article X, and any corresponding definitions set forth in Article I, or in the case of termination subsequent to a willful and material breach of this Agreement by a Party or in the case of fraud.

SECTION 9.03. Expenses. Except as set forth in this Section 9.03 or as otherwise set forth in this Agreement, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses, provided, SPAC shall be solely responsible for all (i) SEC and other U.S.

regulatory filing or approval fees incurred in connection with the Transactions, including filings fees related to the Parent Registration Statement / Proxy Statement and (ii) filing fees and other approval fees or costs from the Nasdaq Capital Market in connection with the Transactions; provided, further that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all unpaid Company Transaction Expenses and SPAC shall pay, or cause to be paid, all unpaid Outstanding SPAC Transaction Expenses and (b) if the Closing occurs, then all unpaid Company Transaction Expenses and all unpaid Outstanding SPAC Transaction Expenses shall be paid in accordance with Section 2.05.

SECTION 9.04. Amendment. This Agreement may be amended in writing by the Parties at any time prior to the Closing (notwithstanding any stockholder approval); provided, however, that after approval of the Merger by the SPAC stockholders or Merger Sub’s stockholder, no amendment shall be made which, pursuant to applicable Law, requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

SECTION 9.05. Waiver. At any time prior to the Closing, (a) SPAC may (i) extend the time for the performance of any obligation or other act of the Company, Parent or Merger Sub, (ii) waive any inaccuracy in the representations and warranties of the Company, Parent or Merger Sub contained herein or in any document delivered by the Company, Parent or Merger Sub pursuant hereto and (iii) waive compliance with any agreement of the Company, Parent or Merger Sub or any condition to its own obligations contained herein and (b) the Company may (i) extend the time for the performance of any obligation or other act of SPAC, (ii) waive any inaccuracy in the representations and warranties of SPAC, contained herein or in any document delivered by SPAC pursuant hereto and (iii) waive compliance with any agreement of SPAC or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that each Party may otherwise have at law or in equity.

ARTICLE X

GENERAL PROVISIONS

SECTION 10.01. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email (receipt confirmed by a non-automated response) or by registered or certified mail or overnight carrier (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 10.01):

if to SPAC: 4218 NE 2nd Avenue Miami, Florida 33137 Attn: General Counsel Email: notices@lheartcapital.com with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

2525 East Camelback Road

Esplanade II Suite 1000

Phoenix, AZ 85016

Attention: Steven D. Pidgeon

Email: steven.pidgeon@us.dlapiper.com

and

DLA Piper LLP (US) 200 South Biscayne Boulevard, Suite 2500 Miami, FL 33131 Attention: Joshua M. Samek, Esq. Email: Joshua.Samek@us.dlapiper.com if to the Company, Parent or Merger Sub: c/- K&L Gates LLP Level 25, 525 Collins Street Melbourne, Victoria 3000 Attention: Haggai Alon, CEO Email: info@securitymattersltd.com with copies (which shall not constitute notice) to:

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Attention: Robert S. Matlin and Jonathan M. Barron

Email: robert.matlin@klgates.com and jonathan.barron@klgates.com

and

K&L Gates LLP

L25, 525 Collins Street

Melbourne, Victoria 3000

Attention: Harry Kingsley

Email: harry.kingsley@klgates.com

SECTION 10.02. Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and all such representations, warranties, covenants, obligations or other agreements shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) this Article X and any corresponding definitions set forth in Article I.

SECTION 10.03. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, in whole or in part, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

SECTION 10.04. Entire Agreement; Assignment. This Agreement and the Ancillary Agreements constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, except for the Confidentiality Agreement. No Party shall assign, grant or otherwise transfer the benefit of the whole or any part of this Agreement or any of the rights hereunder (whether pursuant to a merger, by operation of Law or otherwise) by any Party without the prior express written consent of the other Parties.

SECTION 10.05. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than

Section 7.04 (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

SECTION 10.06. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State with the exception of (and to the extent mandatorily required) any provisions relating to the shares issuances and governance and administration of Parent, which shall be governed as to their validity, interpretation and performance by the laws of Ireland and provisions relating to the SMX Scheme Acquisition and governance and administration of the Company that are required to be governed by the laws of Australia. Each of the Parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, if (and only if) the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, the Superior Court of the State of Delaware (Complex Commercial Litigation Division) or, if (and only if) the Superior Court of the State of Delaware (Complex Commercial Litigation Division) declines to accept jurisdiction over a particular matter, any federal court sitting in the State of Delaware, and any appellate courts therefrom (collectively, the “Chosen Courts”). Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the Transactions, (i) any claim that it is not personally subject to the jurisdiction of the Chosen Court as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any Chosen Court or from any legal process commenced in the Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. In the event any provision of any Ancillary Agreement in any way conflicts with the provisions of this Agreement (except where a provision therein expressly provides that it is intended to take precedence over this Agreement), this Agreement shall control.

SECTION 10.07. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.07.

SECTION 10.08. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 10.09. Counterparts. This Agreement and each other document executed in connection with the transactions contemplated hereby may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by portable document format (pdf) transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery by email to counsel for the other Party of a counterpart executed by a Party shall be deemed to meet the aforementioned requirements.

SECTION 10.10. Specific Performance.

(a) The Parties agree that irreparable damage would occur if any provision of this Agreement, were not performed in accordance with the terms hereof, and, accordingly, that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the Parties’ obligation to consummate the Transactions) without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at Law or in equity as expressly permitted in this Agreement. Each of the Parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

(b) Notwithstanding anything to the contrary in this Agreement, if prior to the End Date any Party initiates an Action to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, then the End Date shall be automatically extended by: (i) the amount of time during which such Action is pending plus twenty (20) Business Days; or (ii) such other time period established by the court presiding over such Action.

SECTION 10.11. No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the Ancillary Agreements, or the negotiation, execution, or performance or non-performance of this Agreement or the Ancillary Agreements (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement or the Ancillary Agreements ), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties to this Agreement or the applicable Ancillary Agreement (the “Contracting Parties”) except as set forth in this Section 10.11. In no event shall any Contracting Party have any shared or vicarious liability for the actions or omissions of any other Person. No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, shareholder, Affiliate, agent, financing source, attorney or representative or assignee of any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, shareholder, Affiliate, agent, financing source, attorney or representative or assignee of any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any obligations or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the Ancillary Agreements or for any claim based on, in respect of, or by reason of this Agreement or the Ancillary Agreements or their negotiation, execution, performance, or breach, except with respect to willful misconduct or fraud against the Person who committed such willful misconduct or fraud, and, to the maximum extent permitted by applicable Law; and each Party waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates. The Parties acknowledge and agree that the Nonparty Affiliates are intended third-party beneficiaries of this Section 10.11. Notwithstanding anything to the contrary herein, none of the Contracting Parties or any Nonparty Affiliate shall be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages which may be alleged as a result of this Agreement, the Ancillary Agreements or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder, or the termination or abandonment of any of the foregoing, except with respect to willful misconduct or fraud against the Person who committed such willful misconduct or fraud, and, to the maximum extent permitted by applicable Law.

[Signature Page Follows.]

IN WITNESS WHEREOF, SPAC, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LIONHEART III CORP

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief
Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, SPAC, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SECURITY MATTERS LIMITED

By:	/s/ Haggai Alon
Name:	Haggai Alon
Title:	Chief Executive Officer

EMPATAN PUBLIC LIMITED COMPANY

By:	/s/ Haggai Alon
Name:	Haggai Alon
Title:	Director

ARYEH MERGER SUB, INC.

By:	/s/ Haggai Alon
Name:	Haggai Alon
Title:	President

[Signature Page to Business Combination Agreement]

Exhibit A

Form of SID

Exhibit B

Form of Amended and Restated Registration Rights Agreement

Exhibit C

Form of Lock-up Agreement

Exhibit D

Form of Voting Agreement

Exhibit E

Form of SPAC Amended and Restated Certificate of Incorporation

Exhibit F

Form of SPAC Amended and Restated Bylaws

Exhibit G

Form of Memorandum and Articles of Association

Exhibit H

Form of Incentive Equity Plan

Schedule 1

Registration Rights Agreement Signatories

1. Lionheart Equities, LLC

2. Ophir Sternberg

3. Paul Rapisarda

4. Faquiry Diaz

5. James Anderson

6. Thomas Byrne

7. Thomas Hawkins

8. Roger Meltzer

9. Haggai Alon*

*	including any Parent Ordinary Shares owned beneficially through an entity.

Schedule 2

Lock-up Agreement Signatories

10. Lionheart Equities, LLC

11. Ophir Sternberg

12. Paul Rapisarda

13. Faquiry Diaz

14. James Anderson

15. Thomas Byrne

16. Thomas Hawkins

17. Roger Meltzer

18. Haggai Alon*

*	including any Parent Ordinary Shares owned beneficially through an entity.

Schedule 3

Voting Agreement Signatories

(1) Haggai Alon; (2) Ophir Sternberg and (3) Faquiry Diaz and any entity controlled directly or indirectly by any of the forgoing to the extent the individual has a pecuniary interest in the Parent Ordinary Shares held by said entity. Lionheart Equities, LLC shall be a party solely with respect to the Parent Ordinary Shares held by any of the foregoing if and only if such Parent Ordinary Shares are not contemplated to be distributed to such Persons in connection with the Closing.

ANNEX B - SCHEME IMPLEMENTATION DEED

Scheme Implementation Deed

Lionheart III Corp (“Lionheart”)

and

Empatan PLC (“Parent”)

and

Security Matters Limited (“SMX”)

ACN 626 192 998

K&L Gates

Melbourne office

Ref: SMX

1.	Definitions and interpretation	B1-1

1.1	Definitions	B1-1
1.2	General interpretation	B1-20

2.	Agreement to propose and implement Scheme and Option Scheme	B1-20

2.1	SMX to propose Scheme and Option Scheme	B1-20
2.2	Acquirer	B1-20
2.3	Agreement to implement Scheme	B1-20

3.	Conditions Precedent	B1-20

3.1	Conditions Precedent to Scheme	B1-20
3.2	Conditions to Option Scheme	B1-25
3.3	Reasonable Best Efforts	B1-25
3.4	Regulatory matters	B1-26
3.5	Lionheart Shareholder Approval	B1-26
3.6	Waiver of Conditions Precedent	B1-28
3.7	Notices in relation to Conditions Precedent	B1-29
3.8	Consultation on failure of Condition Precedent	B1-29
3.9	Failure to agree	B1-29
3.10	Scheme voted down because of the Headcount Test	B1-30

4.	Outline	B1-30

4.1	Capital Reduction and Scheme	B1-30
4.2	Scheme Consideration	B1-30
4.3	Provision of Scheme Consideration	B1-31
4.4	Fractional elements	B1-31
4.5	Ineligible Foreign Holders	B1-31
4.6	Parent Shares to rank equally	B1-32
4.7	Options	B1-32
4.8	SMX Convertible Notes	B1-32
4.9	United States Tax Treatment	B1-32
4.10	No amendment to the Scheme without consent	B1-34

5.	Option Scheme Structure	B1-34

5.1	Option Scheme	B1-34
5.2	Option Scheme Consideration	B1-34
5.3	Ineligible Foreign Holder	B1-35
5.4	Fractional elements	B1-35
5.5	Parent Shares to rank equally	B1-35
5.6	No amendment to Option Scheme without consent	B1-35

6.	Implementation	B1-35

6.1	General obligations	B1-35
6.2	SMX’s obligations	B1-36
6.3	Lionheart’s obligations	B1-40
6.4	Parent’s obligations	B1-41
6.5	Scheme Booklet responsibility statement	B1-41
6.6	Disagreement on content of Scheme Booklet etc.	B1-42
6.7	Verification	B1-42

B1-i

6.8	Conduct of Court proceeding	B1-42
6.9	Appeal process	B1-42
6.10	No partnership or joint venture	B1-42

7.	Board recommendation	B1-42

7.1	SMX Board recommendation	B1-42
7.2	Lionheart Board recommendation	B1-43
7.3	Withdrawal or change of recommendation	B1-43

8.	Directors and employees	B1-43

8.1	Appointment/retirement of SMX directors	B1-43
8.2	Directors’ and officers’ insurance	B1-43
8.3	Period of undertaking	B1-44
8.4	Release of SMX Indemnified Parties	B1-44
8.5	Benefit of undertaking for SMX Group	B1-44
8.6	Release of Lionheart Indemnified Parties	B1-44
8.7	Benefit of undertaking for Lionheart Group	B1-45

9.	Conduct of business	B1-45

9.1	Overview	B1-45
9.2	Specific obligations	B1-45
9.3	Prohibited actions	B1-45
9.4	Exceptions to SMX conduct of business provisions	B1-48
9.5	Lionheart conduct of business	B1-48
9.6	Parent conduct of business	B1-49
9.7	Access to people and SMX Information	B1-50

10.	Exclusivity	B1-51

10.1	No existing discussions	B1-51
10.2	No-shop	B1-52
10.3	No-talk	B1-52
10.4	Due diligence information	B1-52
10.5	Exceptions	B1-52
10.6	Further exceptions	B1-53
10.7	Notice of unsolicited approach	B1-53
10.8	Matching right	B1-54
10.9	Legal advice	B1-55

11.	Lionheart Break Fee	B1-55

11.1	Acknowledgement and agreement	B1-55
11.2	SMX acknowledgement	B1-55
11.3	Circumstances where Lionheart Break Fee payable	B1-56
11.4	Lionheart Break fee not payable	B1-57
11.5	Payment of Lionheart Break Fee	B1-57
11.6	Amendments to Lionheart Break Fee Arrangements	B1-58

12.	SMX Break Fee	B1-58

12.1	Acknowledgement and agreement	B1-58
12.2	Lionheart acknowledgement	B1-58
12.3	Circumstances where SMX Break Fee payable	B1-59
12.4	SMX Break Fee not payable	B1-60
12.5	Payment of SMX Break Fee	B1-60

B1-ii

13.	Representations and warranties	B1-60

13.1	SMX’s representations and warranties	B1-60
13.2	SMX’s indemnity	B1-76
13.3	Lionheart’s representations and warranties	B1-76
13.4	Parent’s representations and warranties	B1-85
13.5	Lionheart’s indemnity	B1-86

14.	Termination	B1-86

14.1	Termination events	B1-86
14.2	Effect of Termination	B1-87
14.3	Damages	B1-87
14.4	Payment of Lionheart Break Fee	B1-87

15.	Public announcements	B1-87

15.1	Public announcement of Scheme	B1-87
15.2	Required disclosure	B1-87
15.3	Other announcements	B1-88

16.	Confidential Information	B1-88

16.1	Disclosure of Confidential Information	B1-88

17.	Notices and other communications	B1-88

17.1	Form	B1-88
17.2	Delivery	B1-88
17.3	When effective	B1-89
17.4	When taken to be received	B1-89
17.5	Receipt outside business hours	B1-89

18.	GST	B1-89

18.1	Definitions and interpretation	B1-89
18.2	GST exclusive	B1-89
18.3	Payment of GST	B1-89
18.4	Adjustment events	B1-89
18.5	Reimbursements	B1-89

19.	Costs	B1-90

19.1	Costs	B1-90
19.2	Stamp duty and registration fees	B1-90

20.	General	B1-90

20.1	Variation and waiver	B1-90
20.2	Consents, approvals or waivers	B1-90
20.3	Discretion in exercising rights	B1-90
20.4	Partial exercising of rights	B1-90
20.5	Conflict of interest	B1-90
20.6	Remedies cumulative	B1-90
20.7	Indemnities and reimbursement obligations	B1-90
20.8	Inconsistent law	B1-91
20.9	Supervening law	B1-91
20.10	Counterparts	B1-91
20.11	Entire agreement	B1-91

B1-iii

20.12	Further steps	B1-91
20.13	No liability for loss	B1-91
20.14	Severability	B1-91
20.15	Rules of construction	B1-92
20.16	Assignment	B1-92
20.17	Specific Performance	B1-92
20.18	Enforceability	B1-92
20.19	No representation or reliance	B1-92

21.	Governing law	B1-92

21.1	Governing law and jurisdiction	B1-92
21.2	Serving documents	B1-92

Schedule 1 - Timetable (clause 6.1)		B1-94

B1-iv

Scheme Implementation Deed

Date	26 July 2022

Parties

1.	Lionheart III Corp a Delaware Corporation of 4218 NE 2nd Avenue, Miami, FL 33137 (Lionheart)

2.

Empatan PLC a public limited company incorporated in Ireland with registered number 722009 and a registered address at Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland, D04 T4A6 (Parent)

3.	Security Matters Limited ACN 626 192 998 of Level 25, 525 Collins Street, Melbourne, Victoria 3000, Australia

Recitals

A.

SMX proposes to effect a redomiciliation by scheme of arrangement under Part 5.1 of the Corporations Act which would change the jurisdiction of the holding company of the SMX Group from Australia to Ireland and result in a listing on the NASDAQ.

B.

Lionheart, Parent and SMX have agreed that the Scheme will involve SMX undertaking a reduction of capital under which all SMX Shares will be cancelled in consideration for the issue by Parent of Parent Shares.

C.	At the request of Lionheart and Parent, SMX intends to propose the Capital Reduction, the Scheme and the Option Scheme.

D.	SMX, Lionheart and Parent have agreed to implement the Capital Reduction, the Scheme and Option Scheme on the terms and conditions of this document.

E.	As a result of the Capital Reduction and Schemes, SMX will become a wholly-owned subsidiary of Parent.

General terms

1.	Definitions and interpretation

1.1	Definitions

Unless the contrary intention appears, these meanings apply:

Accounting Standards means:

(a)	the requirements of the Corporations Act relevant to the preparation and contents of financial reports; and

(b)	the accounting standards approved under the Corporations Act, being the Australian Accounting Standards and any authoritative interpretation issued by the Australian Accounting Standards Board.

ASIC means the Australian Securities & Investments Commission.

Associate has the meaning set out in section 12 of the Corporations Act, as if section 12(1) of the Corporations Act included a reference to this document.

ASX means ASX Limited ACN 008 624 691 or the market operated by it, as the context requires.

ATO means Australian Taxation Office.

Authorised Officer means a director, officer or secretary of a party or any other person nominated by a party to act as an Authorised Officer for the purposes of this document.

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BCA means the Business Combination Agreement, executed as of the date hereof, by and among the parties hereto and the other parties thereto.

Business Day means a business day as defined in the Listing Rules; provided that such day is neither:

(a)	a day on which the banks in Melbourne, Victoria, Australia, are authorised or required to close; nor

(b)	a day on which the banks in Delaware, United States of America, are authorised or required to close; nor

(c)	a day on which the banks in Dublin, Ireland, are authorised or required to close.

Capital Reduction means the equal reduction of capital under section 256B of the Corporations Act pursuant to which all SMX Shares are to be cancelled in accordance with the terms of the Capital Reduction Resolution.

Capital Reduction Resolution means the resolution of SMX Shareholders to approve the Capital Reduction in the form approved by Lionheart in writing.

Cancellation Consideration has the meaning given in the Option Scheme.

Cashless Exercise has the meaning given in the Option Scheme.

CHESS means the clearing house electronic sub-register system of share transfers operated by ASX Clear Pty Limited ACN 001 314 503 and ASX Settlement Pty Limited ACN 008 504 532.

Code means the Internal Revenue Code of 1986, as amended.

Conditions Precedent means the conditions precedent set out in clause 3.1 in respect of the Scheme and the Option Scheme Conditions in respect of the Option Scheme.

Confidential Information means Lionheart Confidential Information or SMX Confidential Information.

Confidentiality Agreement means the Mutual Confidentiality and Nondisclosure Agreement between the parties dated 9 December 2021 (as amended).

Controller or Control has the meaning it has in the Corporations Act.

Corporations Act means the Corporations Act 2001 (Cth).

Corporations Regulations means the Corporations Regulations 2001 (Cth).

Costs includes costs, charges and expenses, including those incurred in connection with advisers and any legal costs on a full indemnity basis.

Court means the Supreme Court of Victoria, or another court of competent jurisdiction under the Corporations Act agreed by the parties.

COVID-19 means SARS-CoV-2 or COVID-19, and any evolutions, variation, derivative or mutations thereof (including any subsequent waves or outbreaks thereof).

COVID-19 Measures means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, travel restriction, vaccination program, shut down, closure, sequester, safety or similar laws, rules, regulations, directives, guidelines or recommendations promulgated by any Governmental Authority of competent jurisdiction, including the U.S. Centers for Disease Control and Prevention, the Australian Government Department of Health and the World Health Organization in connection with or in response to COVID-19.

Data Protection Laws means all laws related to data protection or privacy (including laws relating to the privacy and security of data or information that constitutes personal data or personal information under applicable law), including, without limitation:

(a)	in Australia, the Privacy Act 1988 (Cth) (“Privacy Act”);

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(b)	in Europe, the General Data Protection Regulation (EU) 2016/679 (“GDPR”); and

(c)	any privacy and/or data protection legislation in any relevant jurisdiction.

Deed Poll means a deed poll in respect of the Scheme substantially in the form of Annexure 3 to this document or in such other form as Lionheart and SMX agree in writing.

Delaware General Corporation Law means the General Corporation Law of the State of Delaware.

Disclosed means fully and fairly disclosed, with sufficient detail and context as to enable a sophisticated investor entering into a transaction of the nature contemplated by this document to understand the nature, scope and financial significance of the relevant matter, event or circumstance:

(a)	in the case of SMX:

(i)	in the SMX Disclosure Letter; or

(ii)	in any announcement made by SMX on ASX prior to the date of this document (other than any forward looking, projected or hypothetical information); and

(b)	in the case of Lionheart:

(i)	in the Lionheart Disclosure Letter; or

(ii)

in any statement, prospectus, report, schedule or another form filed with or furnished to the SEC by Lionheart pursuant to the Securities Act or the Exchange Act prior to the date of this document (other than any forward looking, projected or hypothetical information).

Duty means any stamp, transaction or registration duty or similar charge which is imposed by any Governmental Authority and includes any associated interest, penalty, charge or other amount which is imposed.

Effective, when used in relation to the Scheme or the Option Scheme, means the coming into effect, pursuant to section 411(10) of the Corporations Act, of the order of the Court made under section 411(4)(b) in relation to the Scheme or the Option Scheme (as relevant), but in any event at no time before an office copy of the order of the Court is lodged with ASIC.

Effective Date means the date on which the Scheme or the Option Scheme (as applicable) becomes Effective.

Encumbrance means any security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention or flawed deposit arrangement, “security interest” as defined in sections 12(1) or 12(2) of the PPSA, right of first refusal, pre-emptive right, any similar restriction, or any agreement to create any of them or allow them to exist.

End Date means 8 May 2023 or such later date agreed in writing by Lionheart and SMX.

ESOP Options means an option granted under by a member of the SMX Group under an SMX Employee Plan to acquire an SMX Share subject to the terms of the applicable SMX Employee Plan and the terms of grant.

ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

Exchange Act means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Excluded SMX Option means an SMX Option that Lionheart and SMX agree should not be subject to the Option Scheme.

Excluded SMX Optionholder has the meaning given to Excluded Optionholder in the Option Scheme.

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Exclusivity Period means the period from and including the date of this document to the earlier of:

(a)	the Implementation Date of the Scheme; and

(b)	the date of termination of this document in accordance with its terms.

Executive Employment Agreements has the meaning ascribed to such term in the BCA.

First Court Date means the first day on which an application made to the Court for orders under section 411(1) of the Corporations Act convening the Scheme Meeting and the Option Scheme Meeting is heard.

GAAP means United States generally accepted accounting principles.

General Meeting means the general meeting of SMX Shareholders to approve the Capital Reduction in accordance with section 256C(1) of the Corporations Act.

Governmental Authority means whether domestic or foreign:

(a)

any supranational, national, federal, state, territory, county, municipal, local, or provincial government or any minister, person or entity exercising executive, legislative, judicial, arbitral, regulatory, taxing, or administrative functions of or pertaining to government;

(b)	any public international governmental organisation;

(c)

any agency, division, bureau, department, committee, or other political subdivision of any government, entity or organisation described in the foregoing clauses (a) or (b) of this definition (including patent and trademark offices); or

(d)	quasi-governmental, self-regulatory agency, commission or authority, including any national securities exchange or national quotation system,

and includes ASX, ACCC, ASIC, the Takeovers Panel, FIRB, the Australian Taxation Office, Department of Justice, US Federal Trade Commission, NASDAQ and any state or territory revenue offices.

GST has the meaning given in the GST Act or value added tax as defined under any GST Law or imposed by any Governmental Authority.

GST Act means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

GST Law means any law relating to GST.

Headcount Test means the requirement under section 411(4)(a)(ii)(A) of the Corporations Act that the resolution to approve the Scheme at the Scheme Meeting is passed by a majority in number of SMX Shareholders present and voting, either in person, by direct vote or by proxy.

Implementation Date means the 5th Business Day following the Record Date or such other date after the Record Date as SMX and Lionheart agree in writing.

Incoming Directors means the directors of SMX to be mutually agreed among Lionheart and SMX and to be appointed on the Implementation Date.

Indebtedness of any person means, without duplication:

(a)

the outstanding principal amount of, accrued and unpaid interest on, and other payment obligations or liabilities (including any prepayment premiums, penalties, make-whole payments, termination fees, reimbursement obligations, breakage costs and other fees and expenses that are payable upon repayment of such obligations) of such person arising under, consisting of, pursuant to, or in respect of:

(i)	indebtedness for borrowed money or indebtedness evidenced by notes, bonds, debentures or other debt securities;

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(ii)

the deferred purchase price of property or services (including any earn out obligations whether or not contingent and regardless of when due) (but excluding trade payables, accrued expenses and current accounts, in each case, incurred and paid in the ordinary course of business);

(iii)	any letter of credit, bank guarantee, bankers’ acceptance or other similar instrument, in each case, to the extent drawn, issued for the account of such person;

(iv)

any hedging agreement, derivative instrument or similar arrangement, including any interest rate swap, currency swap, forward currency or interest rate contracts or other interest rate or currency hedging arrangements (in each case valued at their termination value as of immediately prior to the date of determination);

(v)

any transaction related to the securitization of assets (including inventory or receivables) for financing purposes to any third party, including all factoring and inventory agreements and similar agreements executed for the purpose of obtaining financing;

(vi)	any obligations in respect of dividends declared but not paid; and

(vii)	any obligations in respect of a capital or finance lease (in which case only the capitalized portion thereof shall constitute Indebtedness); and

(b)

any obligation of another person of the kind described in clause (a) for which such person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise or in respect of which such person has pledged any of its assets as collateral therefor.

Independent Expert means the independent expert approved by Lionheart and appointed by SMX under clause 6.2(c).

Independent Expert’s Report means the report from the Independent Expert for inclusion in the Scheme Booklet, including any update or supplementary report, stating whether in the Independent Expert’s opinion:

(a)	the Capital Reduction and Scheme is in the best interests of SMX Shareholders; and

(b)	the Option Scheme is in the best interests of SMX Optionholders.

Ineligible Foreign Holder means an SMX Shareholder or a SMX Optionholder:

(a)

who (as at the Record Date or the Option Scheme Record Date (as applicable)) is (or is acting on behalf of) a citizen or resident of a jurisdiction other than residents of Australia and its external territories, Canada, France, Netherlands, England, St Kitts and Nevis, Luxembourg, Singapore, British Virgin Islands, Israel and the United States; or

(b)

whose address shown in the Register (as at the Record Date or the Option Scheme Record Date) is a place outside Australia and its external territories, Canada, France, Netherlands, England, St Kitts and Nevis, Luxembourg, Singapore, British Virgin Islands, Israel and the United States or who is acting on behalf of such a person, unless Lionheart determines that:

(c)

it is lawful and not unduly onerous or unduly impracticable to issue that SMX Shareholder with the Parent Shares on implementation of the Scheme, or to issue the SMX Optionholder with Parent Shares on implementation of the Option Scheme (as relevant); and

(d)

it is lawful for that SMX Shareholder to participate in the Scheme or the SMX Optionholder to participate in the Option Scheme, by the law of the relevant place outside Australia and its external territories, Canada, France, Netherlands, England, St Kitts and Nevis, Luxembourg, Singapore, British Virgin Islands Israel and the United States.

A person is Insolvent if:

(a)	it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act);

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(b)	it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to any part of its property;

(c)

it is subject to any arrangement (including a deed of company arrangement or scheme of arrangement), assignment, moratorium, compromise or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this document);

(d)

an application or order has been made (and in the case of an application which is disputed by the person, it is not stayed, withdrawn or dismissed within 14 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of the things described in any of the above paragraphs;

(e)	it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand;

(f)

it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which another party to this document reasonably deduces it is so subject);

(g)	it is otherwise unable to pay its debts when they fall due; or

(h)	something having a substantially similar effect to any of the things described in the above paragraphs happens in connection with that person under the law of any jurisdiction.

Intellectual Property means:

(a)

trademarks, service marks, brand names, internet domain names, internet and social media usernames, logos, symbols, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application;

(b)	inventions, discoveries and ideas, whether patentable or not, in any jurisdiction;

(c)

patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), all improvements thereto, and any renewals, extensions or reissues thereof, in any jurisdiction;

(d)

non-public information, trade secrets and know-how, including processes, technologies, protocols, formulae, prototypes and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person;

(e)	copyright (whether future or existing) writings and other works, whether copyrightable or not and whether in published or unpublished works, in any jurisdiction;

(f)	rights of publicity, likeness rights, or other similar personality rights;

(g)	registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof;

(h)	Moral Rights; and

(i)	any similar intellectual property or proprietary rights.

Intended U.S. Tax Treatment has the meaning ascribed to Intended Tax Treatment in the BCA.

Investigating Accountant means the accounting firm to be appointed by SMX and Lionheart to prepare the Investigating Accountant’s Report.

Investigating Accountant’s Report means the report prepared by the Investigating Accountant in relation to the financial information regarding the Merged Group that is prepared from information provided by Lionheart and SMX for inclusion in the Scheme Booklet.

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Legacy Performance Options means the:

(a)	5,000,000 performance options issued by SMX to Haggai Alon; and

(b)	5,000,000 performance options issued by SMX to Evarardus (Ed) Hofland,

and described under the 2018 SMX initial public offering prospectus and subject to performance milestones.

Lionheart A Shares means Lionheart’s Class A common shares, par value $0.0001 per share.

Lionheart B Shares means Lionheart’s Class B common shares, par value $0.0001 per share.

Lionheart Option Scheme Deed Poll means a deed poll in respect of the Option Scheme substantially in the form of Annexure 6 to this document or in such other form as Lionheart and SMX agree in writing

Lionheart Private Warrants has the meaning ascribed to SPAC Private Warrants in the BCA.

Lionheart Private Units has the meaning ascribed to SPAC Private Units in the BCA.

Lionheart Public Warrants has the meaning ascribed to SPAC Public Warrants in the BCA.

Lionheart Public Units has the meaning ascribed to SPAC Public Units in the BCA.

Lionheart Board means the board of directors of Lionheart.

Lionheart Break Fee means US$2,000,000 plus GST, if applicable.

Lionheart Break Fee Arrangements means the amount of the Lionheart Break Fee or the circumstances in which it is to be paid in accordance with clause 11.

Lionheart Competing Acquisition means any acquisition by any member of the Lionheart Group of a business, entity or undertaking or assets comprising a business (whether by way of stock purchase, tender offer, exchange offer, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization or similar transaction) or joint venture or other transaction, or a series of any of the foregoing (other than the Scheme and Option Scheme) where:

(a)	such target is material to the Merged Group (provided that, for this purpose, the Merged Group, taken as a whole, shall be deemed a consolidated group of entities the same size as the SMX Group); or

(b)	such acquisition or other transaction would likely materially delay or create substantial risk of any Regulatory Approval not being obtained.

Lionheart Competing Transaction means an offer, proposal, transaction or arrangement (whether by way of stock purchase, tender offer, exchange offer, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization, takeover bid, scheme of arrangement, capital reduction, buy back, sale, lease or assignment of assets, sale or issue of securities, reverse takeover bid, dual listed company structure (or other synthetic merger), deed of company arrangement, debt for equity arrangement or otherwise), or a series of any of the foregoing or other transaction or arrangement (other than the Scheme, Option Scheme or other Transaction) which, if entered into or completed, would mean a person (other than Lionheart, its Related Bodies Corporate, or holders of Lionheart Shares as of the date of this document), whether alone or together with its Associates, would:

(a)

directly or indirectly acquire a Relevant Interest in or become the holder of or have a right to acquire a legal, beneficial or economic interest in, or control of, securities representing 20% or more of the total outstanding voting power of Lionheart (other than as a custodian, nominee or bare trustee); or

(b)	directly or indirectly acquire, obtain a right to acquire, or otherwise obtain an interest in (including through any license arrangement) 20% or more of the consolidated assets of the Lionheart Group.

Lionheart Confidential Information means the confidential, proprietary or non-public information furnished by Lionheart or its Representatives to SMX or its Representatives, including tangible, intangible,

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visual, electronic, present, or future information about Lionheart’s business, business plans, pricing, customers, strategies, trade secrets, operations, records, finances, assets, technology, algorithms, data and information that reveals the processes, designs, methodologies, technology or know how by which Lionheart’s existing or future products, services, applications and methods of operation are developed, conducted or operated, or any information which, by its nature or the circumstances surrounding its disclosure, is or could reasonably be expected to be, regarded as confidential to Lionheart, but shall not include information that:

(a)

is or becomes available to SMX or any of its Representatives on a non-confidential basis from a source (other than Lionheart or any of its Representatives) which, to SMX’s knowledge, is not prohibited from disclosing such information to SMX;

(b)	is known to SMX or any of its Representatives prior to disclosure by Lionheart or any of its Representatives;

(c)	is or has been independently developed by SMX without use of any information furnished to it by Lionheart (where SMX can prove the same in writing); or

(d)	is transmitted by Lionheart after delivery of notice by SMX that it no longer wishes to receive Lionheart Confidential Information.

Lionheart Deed Poll means a deed poll in respect of the Scheme substantially in the form of Annexure 5 to this document or in such other form as Lionheart and SMX agree in writing

Lionheart Disclosure Letter means Lionheart’s disclosure letter to SMX, dated as of the date hereof and delivered in connection with this document.

Lionheart Group means Lionheart and its Subsidiaries.

Lionheart Indemnified Parties means Lionheart, its officers and directors, its Related Bodies Corporate and the officers and directors of each of its Related Bodies Corporate.

Lionheart Information means the information regarding Lionheart provided by Lionheart to SMX in writing specifically for inclusion in (a) the Scheme Booklet, being information regarding Lionheart required to be included in the Scheme Booklet under the Corporations Act, Corporations Regulations or ASIC Regulatory Guide 60 and (b) the Lionheart Registration/Proxy Statement, and including in each case information provided by Lionheart to SMX in writing specifically for use in preparation of the Merged Group Information. Lionheart Information does not include information about the SMX Group (except to the extent it relates to any statement of Lionheart’s intention relating to the SMX Group following the Effective Date), the SMX Information or the Merged Group Information (except to the extent specifically provided in writing by Lionheart for use by SMX in preparing the Merged Group Information), the Independent Expert’s Report or the Investigating Accountant’s Report.

Lionheart Material Adverse Effect means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances, a material adverse effect on the assets and liabilities (taken as a whole), financial condition, business or results of operations of the Lionheart Group (taken as a whole) but does not include events, matters or circumstances to the extent resulting from or arising out of:

(a)	changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law;

(b)

any epidemic, pandemic (including COVID-19 or COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing);

(c)	geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing);

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(d)	any change in taxation rates, interest rates or exchange rates;

(e)	any change in generally accepted accounting principles or the authoritative interpretation of them;

(f)

the taking of any action required under this document, the BCA, the Schemes or the transactions contemplated by them, including the Transactions (other than, to the extent not excluded by another clause of this definition, Lionheart’s compliance with its obligations pursuant to clause 9);

(g)

any change in the market price or trading volume of Lionheart Shares or the Lionheart Warrants (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect);

(h)

any failure, in and of itself, by Lionheart or a member of the Lionheart Group to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect);

(i)

the execution, delivery or performance of this document or the BCA, or the announcement of the Schemes or the other transactions contemplated by this document or the BCA (including in the impact of any of the foregoing on the relationship of Lionheart or a member of the Lionheart Group with their respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this document or the announcement or pendency of the Scheme or the BCA or the other transactions contemplated by this document or the BCA or with respect to the Conditions Precedent that relate to such representations or warranties;

(j)	the identity of, or any facts or circumstances relating to, SMX or any member of the SMX Group;

(k)

any actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this document, the Schemes, the BCA or the transactions contemplated by this document or the BCA; or

(l)	any action (or the failure to take any action) with the written consent or at the written request of SMX,

except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to the Lionheart Group as compared to the effects on other companies in the industry in which the Lionheart Group operates, and then solely to the extent of such disproportionate effect.

Lionheart Merger has the meaning ascribed to “Merger” in the BCA.

Lionheart Prescribed Event means, except to the extent contemplated by this document, the BCA, the Schemes, or any other Transaction Documents, any of the following events:

(a)

(conversion) Lionheart converts all or any of its shares into a larger or smaller number of shares, other than a conversion of Lionheart B Shares to Lionheart A Shares pursuant to the terms of Lionheart’s Certificate of Incorporation;

(b)

(reduction of share capital) Lionheart or another member of the Lionheart Group (other than a wholly owned Subsidiary of Lionheart) resolves to reduce its share capital in any way or resolves to reclassify, combine or split directly or indirectly any of its shares, other than in connection with the exercise of Redemption Rights that are required pursuant to the terms of Lionheart’s Certificate of Incorporation;

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(c)

(buy-back) Lionheart or another member of the Lionheart Group (other than a wholly owned Subsidiary of Lionheart) repurchases, redeems or otherwise acquires any shares of capital stock of Lionheart, or agrees to do any of the foregoing, except (i) for acquisitions of Lionheart A shares tendered by holders of equity awards under Lionheart executive or employee share plans in the ordinary course of business as such awards are in effect on the date of this document in order to satisfy obligations to pay the exercise price or Tax withholding obligations with respect thereto, (ii) transactions solely between Lionheart and a wholly owned Subsidiary of Lionheart or wholly owned Subsidiaries of Lionheart or (iii) in connection with the exercise of Redemption Rights that are required pursuant to the terms of Lionheart’s Certificate of Incorporation;

(d)

(issuing of securities) any member of the Lionheart Group issues or agrees to issue Lionheart Shares, or other instruments convertible into Lionheart Shares other than in connection with (i) borrowing from Lionheart Equities, LLC, a Delaware limited liability company (Sponsor) pursuant to Section 9.1(b) of the SPAC Amended and Restated Certificate of Incorporation, and, to the extent required by such section, repaying such loan out of proceeds of the Trust Fund or converting all or a portion of such loan into no more than 247,500 Lionheart A Shares or Parent Shares, at Sponsor’s election in accordance the terms thereof, or (ii) a PIPE Investment;

(e)

(distribution) Lionheart makes or declares, or announces an intention to make or declare, any distribution (whether by way of dividend, capital reduction or otherwise and whether in cash or in specie), other than in connection with (i) the exercise of Redemption Rights that are required pursuant to the terms of Lionheart’s Certificate of Incorporation, (ii) borrowing from Sponsor pursuant to Section 9.1(b) of the SPAC Amended and Restated Certificate of Incorporation, and, to the extent required by such section, repaying such loan out of proceeds of the Trust Fund or converting all or a portion of such loan into no more than 247,500 Lionheart A Shares or Parent Shares, at Sponsor’s election in accordance the terms thereof or (iii) a PIPE Investment;

(f)

(charter) Lionheart adopts a new charter or modifies or repeals its charter or a provision of it, in each case in a manner that would materially and adversely impact the rights of the SMX Shareholders or would prevent, materially delay or materially impair the ability of the parties to perform their obligations under this document or to consummate the Schemes or the Transactions;

(g)	(Lionheart Competing Acquisition) any member of the Lionheart Group undertakes or agrees to undertake a Lionheart Competing Acquisition; or

(h)	(Insolvency) Lionheart or any of its Related Bodies Corporate becomes Insolvent,

provided that a Lionheart Prescribed Event will not include any matter:

(i)	that is expressly required or permitted by this document, the Scheme, the BCA, or the other Transaction Documents;

(j)	Disclosed to SMX;

(k)	required by law, regulation, changes in generally accepted accounting principles or by an order of a court or Governmental Authority;

(l)	made at the written request of SMX; or

(m)	the undertaking of which SMX has approved in writing (which approval must not be unreasonably withheld, delayed or conditioned);

Lionheart Proposals means the approval and adoption of (1) the BCA, the Share Scheme, the Option Scheme and the Merger, (2) the issuance of the Parent Shares, Parent Founder Warrants and Parent Public Warrants, (3) the SPAC Amended and Restated Certificate of Incorporation (as defined in the BCA), and (4) any other proposals the parties deem necessary to effectuate the Share Scheme, Option Scheme, Merger, BCA or SID or other transactions contemplated by the BCA or SID .

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Lionheart Proxy Statement means the proxy statement to be sent to Lionheart Shareholders for the purpose of obtaining the Lionheart Shareholder Approval.

Lionheart Registration Statement means the registration statement on Form F-4 (or another applicable form if agreed by the parties) to be filed by Parent in connection with the registration under the Securities Act of the Parent Shares to be issued in connection with the Scheme.

Lionheart Registration/Proxy Statement means the Lionheart Proxy Statement and the Lionheart Registration Statement.

Lionheart Representations and Warranties means the representations and warranties of Lionheart set out in clause 13.3.

Lionheart Shares means the Lionheart A Shares or Lionheart B Shares, as applicable.

Lionheart Shareholder means each person registered as a holder of Lionheart Shares.

Lionheart Shareholder Approval means the approval of Lionheart Shareholders referred to in clause 3.1(a) which is required under the Listing Rules of NASDAQ, Lionheart’s Certificate of Incorporation and the Delaware General Corporation Law.

Lionheart Shareholder Meeting means a special meeting of the Lionheart Shareholders to obtain the Lionheart Shareholder Approval.

Lionheart Warrants has the meaning ascribed to the “SPAC Warrants” under the BCA.

Lionheart’s Certificate of Incorporation means Lionheart’s Second Amended and Restated Certificate of Incorporation dated 3 November 2021.

Listing Rules means:

(a)	in respect of SMX, the Listing Rules of ASX and any other applicable rules of ASX modified to the extent of any express written waiver by ASX; or

(b)	in respect of Lionheart or Parent, means the listing rules of NASDAQ as the context requires.

Losses means all claims, demands, damages, losses, costs, expenses (including reasonable fees of counsel) and liabilities.

Material Contract means any agreement entered into by a member of the SMX Group (or a joint venture entity to which the SMX Group is a shareholder) (excluding any SMX Employee Plan):

(a)	which is, in the opinion of SMX management, critical to the business of the SMX Group;

(b)	which has a material strategic significance to the business of the SMX Group; including material agreements with a Key Payments Partner;

(c)	containing continuing material “earn out” milestones;

(d)	granting any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the SMX Group;

(e)

that obligates in any material respect any member of the SMX Group or that will obligate in any material respect any member of the Merged Group to conduct business with any third party on an exclusive basis or contains “most favoured nation” or similar provisions that are material in relation to the conduct of business with the relevant third party;

(f)	that is a settlement or similar agreement containing any material continuing obligations of the SMX Group;

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(g)	pursuant to which any member of the SMX Group:

(i)	has granted or grants any license, covenant not to assert, release, agreement not to enforce or prosecute or other immunity to any third party under or to any material Intellectual Property; or

(ii)

is granted a license, covenant not to assert, release, agreement not to enforce or prosecute or immunity to or under any material Intellectual Property from any third party, other than, in each case, non-exclusive licenses in the ordinary course of business;

(h)	with a Related Body Corporate of SMX;

(i)	that is a material joint venture or a material profit sharing; or

(j)

containing a covenant not to compete or a covenant not to solicit clients or customers that is granted by any member of the SMX Group in favour of a third party, in each case that restricts the SMX Group in any material respects

Merged Group means Parent, the Lionheart Group and the SMX Group following implementation of the Scheme.

Merged Group Information means any information regarding the Merged Group:

(a)

contained in the Scheme Booklet (and any supplementary disclosure to SMX Shareholders and SMX Optionholders in respect of the Schemes) other than the Lionheart Information, the Independent Expert’s Report and the Investigating Accountant’s Report; and

(b)	contained in the Lionheart Registration/Proxy Statement (other than the Lionheart Information, the Independent Expert’s Report and the Investigating Accountant’s Report).

Moral Right means the right of integrity of authorship (that is, not to have a work subjected to derogatory treatment), the right of attribution of authorship of a work, and the right not to have authorship of a work falsely attributed, which rights are created by the laws of the relevant jurisdiction.

NASDAQ means the NASDAQ Exchange or any other stock exchange in the United States of America upon which the Lionheart Shares are listed.

New Employment Agremeents has the meaning ascribed to such term in the BCA.

Parent Founder Warrants has the meaning ascribed to the term “Parent Founder Warrants” in the BCA.

Parent Public Warrants has the meaning ascribed to the term “Parent Public Warrants” in the BCA.

Parent Representations and Warranties means the representations and warranties of Parent set out in clause 13.4.

Parent Shares has the meaning ascribed to the term “Parent Ordinary Shares” in the BCA.

Parent Warrants means the Parent Public Warrants and the Parent Founder Warrants.

PIPE Investment has the meaning given in clause 9.8.

officer has the meaning given to that term in section 9 of the Corporations Act.

Option Cancellation or Exercise Agreement means:

(a)

in respect of the ESOP Options: an agreement between the member of the SMX Group that granted the ESOP Option, a holder of ESOP Options and Parent under which, subject to the Scheme becoming Effective, the ESOP Options held by that holder are cancelled in consideration for the applicable Option Consideration;

(b)

in respect of the Legacy Performance Options: an agreement between SMX, the holder of Legacy Performance Options and Parent under which, subject to the Scheme becoming Effective, the Legacy Performance Options held by the holder are cancelled in consideration for the applicable Option Consideration; and

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(c)

in respect of each Excluded SMX Option: an agreement SMX, the holder of the Excluded SMX Option and Parent under which, subject to the Scheme becoming Effective, the Excluding SMX Options held by the holder are exercised in consideration for the applicable Option Consideration, each in the form agreed by SMX and Lionheart prior to the date of this document.

Option Consideration means:

(a)	in respect of ESOP Options the consideration per such ESOP Option agreed by SMX and Lionheart prior to the date of this document;

(b)	in respect of the Legacy Performance Options: the consideration per Legacy Performance Option agreed by SMX and Lionheart prior to the date of this document; and

(c)	in respect of each Excluded SMX Option: the consideration per Excluded SMX Option agreed by SMX and Lionheart prior to the date of this document.

Option Exercise Shares has the meaning given in the Option Scheme;

Option Scheme means the scheme of arrangement under part 5.1 of the Corporations Act between SMX and Option Scheme Participants in respect of all the Scheme Options, substantially in the form set out Annexure 2, or in such other form as is agreed between Lionheart and SMX, together with any amendment or modification made pursuant to section 411(6) of the Corporations Act and approved by SMX and Lionheart.

Option Scheme Conditions means the conditions set out in clause 3.2 in respect of the Option Scheme.

Option Scheme Deed Poll means a deed poll in respect of the Option Scheme substantially in the form of Annexure 4 to this document or in such other form as Lionheart and SMX agree in writing.

Option Scheme Participant means an SMX Optionholder, other than an Excluded SMX Optionholder.

Option Scheme Meeting means the meeting of SMX Optionholders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider and vote on the Option Scheme and includes any meeting convened following any adjournment or postponement of that meeting.

Option Scheme Record Date means 7.00pm on the 2nd Business Day following the Effective Date or any other date as agreed by SMX, Parent and Lionheart.

Outgoing Directors means the directors of SMX in office immediately prior to the implementation of the Scheme.

PPSA means the Personal Property Securities Act 2009 (Cth).

Post-Signing Returns has the meaning given to that term in clause 4.9.

Record Date means 7.00 pm on the date which is 2 Business Days after the Effective Date, or such other Business Day agreed by Lionheart, Parent and SMX;

Redemption Rights has the meaning ascribed to such term in the BCA.

Register means the share register of SMX and Registry has a corresponding meaning.

Regulator’s Draft means the draft of the Scheme Booklet in a form acceptable to both parties which is provided to ASIC for approval pursuant to section 411(2) of the Corporations Act.

Regulatory Approval means:

(a)

in respect of the Scheme, the Lionheart Merger or any other Transaction any approval of or notification to a Governmental Authority in respect of the Scheme, the Lionheart Merger or any other Transaction or any aspect of it or another applicable law, which Lionheart and SMX agree, acting reasonably, is necessary or desirable to implement the Scheme, the Lionheart Merger or any other Transaction; and

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(b)

in respect of the Option Scheme, any approval or notification to a Governmental Authority in respect of the Option Scheme or any aspect of it or another applicable law, which Lionheart and SMX agree, acting reasonably, is necessary or desirable to implement the Option Scheme.

Related Body Corporate has the meaning it has in the Corporations Act.

Relevant Interest has the meaning it has in sections 608 and 609 of the Corporations Act.

Representative means, in relation to a party:

(c)	a Related Body Corporate;

(d)	a director, officer or employee of the party or any of the party’s Related Bodies Corporate; or

(e)

an adviser (whether legal, financial or other expert adviser) or consultant to the party or any of the party’s Related Bodies Corporate (for the avoidance of doubt, not including the Independent Expert).

Scheme means the scheme of arrangement under part 5.1 of the Corporations Act substantially in the form set out Annexure 1, or in such other form as is agreed between Lionheart and SMX, together with any amendment or modification made pursuant to section 411(6) of the Corporations Act and approved in writing by Lionheart, Parent and SMX.

Schemes means the Scheme and the Option Scheme.

Scheme Booklet means, in respect of the Schemes, the information booklet to be approved by the Court and despatched to SMX Shareholders and SMX Optionholders which includes the Schemes, an explanatory statement complying with the requirements of the Corporations Act, the Independent Expert’s Report, the Investigating Accountant’s Report and notices of meeting and proxy forms.

Scheme Consideration means the consideration to be provided to each Scheme Participant for the cancellation of each Scheme Share, being subject to clause 4.4 and 4.5, as determined in accordance with clause 4.2;

Scheme Meeting means the meeting to be convened by the Court under section 411(1) of the Corporations Act at which SMX Shareholders will vote on the Scheme and includes any meeting convened following any adjournment or postponement of that meeting.

Scheme Option means an SMX Option on issue at the Option Scheme Record Date which is held by an Option Scheme Participant.

Scheme Participant means each person who is an SMX Shareholder at the Record Date, other than Parent.

Scheme Participant Declaration means a declaration in accordance with the requirements of section 14-225 of Schedule 1 of the Taxation Administration Act 1953 (Cth) that covers, at least, the date of this deed and the Implementation Date.

Scheme Share means an SMX Share held by a Scheme Participant at the Record Date.

SEC means the United States Securities and Exchange Commission.

Second Court Date means the first day on which an application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Share Scheme and/or Option Scheme is heard or scheduled to be heard or, if the application is adjourned for any reason, the date on which the adjourned application is heard or scheduled to be heard.

Securities Act means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

Share Splitting means the splitting by an SMX Shareholder of SMX Shares into two or more parcels of SMX Shares but which does not result in any change in beneficial ownership of the SMX Shares.

SMX Board means the board of directors of SMX.

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SMX Break Fee means US$2,000,000 plus GST, if applicable.

SMX Break Fee Arrangements means the amount of the SMX Break Fee or the circumstances in which it is to be paid in accordance with clause 12.

SMX Competing Transaction means an offer, proposal, transaction or arrangement (whether by way of stock purchase, tender offer, exchange offer, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization, takeover bid, scheme of arrangement, capital reduction, buy back, sale, lease or assignment of assets, sale or issue of securities, reverse takeover bid, dual listed company structure (or other synthetic merger), deed of company arrangement, debt for equity arrangement or otherwise), or a series of any of the foregoing or other transaction or arrangement (other than the Scheme, the Option Scheme or other Transaction), which, if entered into or completed, would mean:

(a)	a person (other than Lionheart or its Related Bodies Corporate), whether alone or together with its Associates, would:

(i)

directly or indirectly acquire a Relevant Interest in or become the holder of or have a right to acquire a legal, beneficial or economic interest in, or control of, 20% or more of the SMX Shares (other than as custodian, nominee or bare trustee) or Voting Power of 20% or more in SMX;

(ii)	acquire control of SMX, within the meaning of section 50AA of the Corporations Act; or

(iii)	directly or indirectly acquire, obtain a right to acquire, or otherwise obtain an interest in (including through any license arrangement) 20% or more of the consolidated assets of the SMX Group; or

(iv)	be stapled with or merge with SMX; or

(b)	Lionheart would be required to abandon, or otherwise fail to proceed with, the Schemes or any other Transaction.

SMX Confidential Information means the confidential, proprietary or non-public information furnished by SMX or its Representatives to Lionheart or its Representatives, including tangible, intangible, visual, electronic, present, or future information about SMX’s business, business plans, pricing, customers, strategies, trade secrets, operations, records, finances, assets, technology, algorithms, data and information that reveals the processes, designs, methodologies, technology or know how by which SMX’s existing or future products, services, applications and methods of operation are developed, conducted or operated, or any information which, by its nature or the circumstances surrounding its disclosure, is or could reasonably be expected to be, regarded as confidential to SMX, but shall not include information that:

(a)

is or becomes available to Lionheart or any of its Representatives on a non-confidential basis from a source (other than SMX or any of its Representatives) which, to Lionheart’s knowledge, is not prohibited from disclosing such information to Lionheart;

(b)	is known to Lionheart or any of its Representatives prior to disclosure by SMX or any of its Representatives;

(c)	is or has been independently developed by Lionheart without use of any information furnished to it by SMX (where Lionheart can prove the same in writing); or

(d)	is transmitted by SMX after delivery of notice by Lionheart that it no longer wishes to receive SMX Confidential Information.

SMX Constitution means the constitution of SMX.

SMX Convertible Notes means the A$828,240 convertible notes issued by SMX in May 2022.

SMX Convertible Note Amendment Agreement means an agreement between SMX and each holder of SMX Convertible Notes on terms agreed by SMX and Lionheart prior to the date of this document.

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SMX Data Room means the information provided by SMX in the data room for the purposes of Lionheart Group, on or before 25 July 2022.

SMX Disclosure Letter means SMX’s disclosure letter to Lionheart, dated as of the date hereof and delivered in connection with this document.

SMX Employee Plans means the SMX 2018 Share Option Plan and the SMX Israel Global Share Incentive Plan (2016), on the terms set out in Data Room Section I.

SMX Group means SMX and its Subsidiaries.

SMX Group Intellectual Property means any Intellectual Property which has been developed by, for or on behalf of a member of SMX Group or which is otherwise owned by a member of SMX Group.

SMX Indemnified Parties means SMX, its directors and officers and its Related Bodies Corporate and the directors and officers of each of its Related Bodies Corporate.

SMX Information means:

(a)

all information contained in the Scheme Booklet (and any supplementary disclosure to SMX Shareholders and SMX Optionholders in respect of the Schemes) other than the Lionheart Information, the Independent Expert’s Report and the Investigating Accountant’s Report, and

(b)

all information relating to SMX Group and the Merged Group (excluding any Lionheart Information contained in or used in the preparation of the Merged Group Information) contained in the Lionheart Registration/Proxy Statement and specifically provided by SMX to Lionheart in writing for inclusion in the Lionheart Registration/Proxy Statement.

SMX Israel means SMX Security Matters Ltd. (Israel Corporate Number 515125771).

SMX Material Adverse Effect means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances, a material adverse effect on the assets and liabilities (taken as a whole), financial condition, business or results of operations of the SMX Group (taken as a whole) but does not include events, matters or circumstances to the extent resulting from or arising out of:

(a)	changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law;

(b)

any epidemic, pandemic (including COVID-19 or COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing);

(c)	geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing);

(d)	any change in taxation rates, interest rates or exchange rates;

(e)	any change in generally accepted accounting principles or the authoritative interpretation of them;

(f)

the taking of any action required under this document, the BCA, the Schemes or the transactions contemplated by them, including the Transactions (other than, to the extent not excluded by another clause of this definition, SMX’s compliance with its obligations pursuant to clause 9);

(g)

any change in the market price or trading volume of SMX Shares (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect);

(h)	any failure, in and of itself, by SMX or a member of the SMX Group to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or

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operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect);

(i)

the execution, delivery or performance of this document or the BCA, or the announcement of the Schemes or the other transactions contemplated by this document or the BCA (including the impact of any of the foregoing on the relationship of SMX or a member of the SMX Group with their respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this document or the announcement of the Schemes or the other transactions contemplated by this document or the BCA or with respect to the Conditions Precedent that relate to such representations or warranties;

(j)	the identity of, or any facts or circumstances relating to, Lionheart or any member of the Lionheart Group;

(k)

actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this document, the Schemes or the BCA or the transactions contemplated by this document or the BCA; or

(l)	any action (or the failure to take any action) with the written consent or at the written request of Lionheart,

except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to the SMX Group as compared to the effects on other companies in the industry in which the SMX Group operates, and then solely to the extent of such disproportionate effect.

SMX Optionholder has the meaning given in the Option Scheme.

SMX Options means all of the unlisted options issued by SMX (being 39,607,007 SMX Options as at the date of this deed), but excluding the ESOP Options and the Legacy Performance Options.

SMX Prescribed Event means, except to the extent contemplated by this document, the BCA, the Schemes, or any other Transaction Document, any of the following events:

(a)	(conversion) SMX converts all or any of its shares into a larger or smaller number of shares;

(b)

(reduction of share capital) SMX or another member of the SMX Group (other than a wholly owned Subsidiary of SMX) resolves to reduce its share capital in any way or resolves to reclassify, combine, split or redeem or repurchase directly or indirectly any of its shares;

(c)	(buy-back) SMX or another member of the SMX Group (other than a wholly owned Subsidiary of SMX):

(i)	repurchases, redeems or otherwise acquires any shares of capital stock of SMX, or agrees to do any of the foregoing;

(ii)	enters into a buy-back agreement; or

(iii)	resolves to approve the terms of a buy-back agreement under the Corporations Act;

(d)	(distribution) SMX makes or declares, or announces an intention to make or declare, any distribution (whether by way of dividend, capital reduction or otherwise and whether in cash or in specie);

(e)	(issuing or granting shares or options) any member of the SMX Group:

(i)	issues shares;

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(ii)	grants an option over its shares; or

(iii)	agrees to make an issue of or grant an option over shares,

in each case to a person that is not SMX or a wholly owned Subsidiary of SMX other than an issue of SMX Shares due to the exercise of the SMX Options, ESOP Options or Legacy Performance Options on issue at the date of this deed or the conversion of the SMX Convertible Notes on issue at the date of this deed;

(f)

(securities or other instruments) any member of the SMX Group issues or agrees to issue securities or other instruments convertible into shares in each case to a person that is not SMX or a wholly owned Subsidiary of SMX;

(g)	(constitution) SMX or any non-wholly owned Subsidiary of SMX adopts a new constitution or modifies or repeals its constitution or a provision of it;

(h)	(acquisitions, disposals or tenders) any member of the SMX Group:

(i)	acquires or disposes of;

(ii)	agrees to acquire or dispose of; or

(iii)	offers, proposes, announces a bid or tenders for,

any business, entity or undertaking or assets (other than, in the case of assets, in the ordinary course of business consistent with past practice and which would not be material to the SMX Group in the aggregate);

(i)	(encumbrances) any member of the SMX Group creates, or agrees to create, any Encumbrance over or declares itself the trustee of all or a material part of the SMX Group’s business or property;

(j)

(merger) any member of the SMX Group merges or consolidates with any other person (other than a wholly owned Subsidiary of SMX) or restructures, reorganises or completely or partially liquidates or dissolves;

(k)	(Insolvency) any member of the SMX Group becomes Insolvent,

provided that an SMX Prescribed Event will not include any matter:

(l)	that is expressly required or permitted by this document, the Scheme, the BCA, or the other Transaction Documents;

(m)	Disclosed to Lionheart;

(n)	except in the case of forgoing clause (k) (Insolvency), required by law, regulation, changes in generally accepted accounting principles or by an order of a court or Governmental Authority;

(o)	made at the written request of Lionheart; or

(p)

the undertaking of which Lionheart has approved in writing (which approval will not be unreasonably withheld, delayed or conditioned, and will not be withheld if to do so would contravene competition laws).

SMX Representations and Warranties means the representations and warranties of SMX set out in clause 13.1.

SMX Share means an ordinary fully paid share in the capital of SMX.

SMX Shareholder means each person registered in the Register as a holder of a SMX Share.

SMX Superior Proposal means a genuine SMX Competing Transaction (other than an SMX Competing Transaction which has resulted from a material breach of SMX’s obligations under clause 10), which the

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SMX Board, acting in good faith, and after taking advice from its outside legal adviser and financial adviser, determines is:

(a)	reasonably likely of being completed on a reasonable timeline; and

(b)

of a higher financial value and more favourable to SMX Shareholders than the Scheme (as may be revised in accordance with clause 10.8, if applicable), in each case taking into account all aspects of the SMX Competing Transaction, including the terms of the SMX Competing Transaction, the price and/or value of the SMX Competing Transaction, any conditions, timing considerations and any other matters affecting the probability of the SMX Competing Transaction being completed in accordance with its terms, the identity, expertise, reputation and financial condition of the person making the proposal, and legal, regulatory and financial matters.

SPAC Merger Effective Time has the meaning ascribed to such term in the BCA.

Subscription Agreements has the meaning ascribed to such term in the BCA.

Subsidiary of an entity means another entity which:

(a)	is a subsidiary of the first entity within the meaning of the Corporations Act; and

(b)

is part of a consolidated entity constituted by the first entity and the entities it is required to include in the consolidated financial statements it prepares, or would be if the first entity was required to prepare consolidated financial statements.

Surviving Lionheart has the meaning ascribed to the term “Surviving SPAC” in the BCA.

Takeovers Panel means the Australian Takeovers Panel.

Tax means any tax, levy, charge, excise, GST, impost, rates, Duty, fee, deduction, compulsory loan or withholding, which is assessed, levied, imposed or collected by any fiscal Governmental Authority and includes any interest, fine, penalty, charge, fee, expenses or other statutory charges or any other such amount imposed by any fiscal Governmental Authority on or in respect of any of the above.

Tax Act means the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth), or both as the context requires.

Tax Law means a law with respect to or imposing any Tax.

Tax Return means any computation, return or document relating to Tax including any which must be lodged with a Governmental Authority or which a taxpayer must prepare and retain under a Tax Law (such as an activity statement, amended return, schedule or election and any attachment).

Timetable means the timetable set out in Schedule 1, subject to any amendments agreed by the parties in writing.

Transactions has the meaning ascribed to such term in the BCA.

Transaction Documents means the BCA and the Ancillary Agreements (as defined in the BCA).

Transfer Tax means any sales, use, value-added, business, goods and services, transfer (including any stamp duty or other similar Tax chargeable in respect of any instrument transferring property), documentary, conveyancing or similar Tax or expense or any recording fee, in each case that is imposed as a result of the Transactions, together with any penalty, interest and addition to any such item with respect to such item; provided, however, for the avoidance of doubt, the term Transfer Tax shall not include any income Tax or similar Tax imposed on any direct or indirect equity holder of Lionheart, Parent, or SMX.

Treasury Regulations means the United States Treasury regulations promulgated under the Code.

Trust Fund means the trust account maintained pursuant to that certain Investment Management Trust Agreement, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Lionheart, dated as of November 3, 2021 (such agreement, the “Trust Agreement”).

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Voting Power has the meaning given in section 610 of the Corporations Act.

1.2	General interpretation

Headings and labels used for definitions are for convenience only and do not affect interpretation. Unless the contrary intention appears, in this document:

(a)	the singular includes the plural and vice versa;

(b)	the meaning of general words is not limited by specific examples introduced by “including”, “for example”, “such as” or similar expressions;

(c)	a reference to “person” includes an individual, a body corporate, a partnership, a joint venture, an unincorporated association and an authority or any other entity or organisation;

(d)	a reference to a particular person includes the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

(e)	a reference to a time of day is a reference to the time in Melbourne, Victoria;

(f)	a reference to dollars, $ or A$ is a reference to the currency of Australia, and US$ is a reference to the currency of the United States of America;

(g)	a reference to “law” includes common law, principles of equity and legislation (including regulations);

(h)	a reference to any “legislation” includes regulations under it and any consolidations, amendments, re-enactments or replacements of the law or any of them;

(i)	a reference to “regulations” includes instruments of a legislative character under legislation (such as regulations, rules, by-laws, ordinances and proclamations); and

(j)	a reference to a group of persons is a reference to any 2 or more of them jointly and to each of them individually.

2.	Agreement to propose and implement Scheme and Option Scheme

2.1	SMX to propose Scheme and Option Scheme

SMX agrees to propose the Scheme and Option Scheme on and subject to the terms and conditions of this document.

2.2	Acquirer

The parties agree that Parent will acquire SMX under the Scheme and Parent will provide or procure the provision of the Scheme Consideration in the manner and amount contemplated by clause 4.3 and the terms of the Scheme.

2.3	Agreement to implement Scheme

The parties agree to implement the Scheme and the Option Scheme on the terms and conditions of this document.

3.	Conditions Precedent

3.1	Conditions Precedent to Scheme

Subject to this clause 3, the Scheme will not become Effective, and the obligations of Parent under clause 4.3 are not binding, until each of the following Conditions Precedent is satisfied or waived to the extent and in the manner set out in this clause 3.

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Condition Precedent	Party entitled to benefit	Party responsible

(a)         (Lionheart Registration Statement and Lionheart Shareholder Approval)

By 8.00am on the Second Court Date:

(i)  The Lionheart Registration Statement shall have been declared effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order that has not been withdrawn or revoked by 8.00 am on the Second Court Date; and

(ii)  Lionheart Shareholders approve the Lionheart Proposals by the requisite majorities in accordance with the Listing Rules of NASDAQ, Lionheart’s Certificate of Incorporation, the Delaware General Corporation Law and the Lionheart Proxy Statement.

	Lionheart	Lionheart

(b)         (SMX Shareholder Approval) SMX Shareholders approve:

(i)  the Scheme by the requisite majorities under section 411(4)(a)(ii) of the Corporations Act at the Scheme Meeting; and

(ii)  the Capital Reduction by the requisite majority under the Corporations Act at the General Meeting.

	Cannot be waived	SMX

(c) (Court approval) The Court approves the Scheme in accordance with section 411(4)(b) of the Corporations Act.	Cannot be waived	SMX

(d)         (Regulatory Approvals) All material Regulatory Approvals which Lionheart and SMX (acting reasonably) agree are necessary or desirable to implement the Scheme and the Transactions are obtained and those approvals have not been withdrawn or revoked by 8.00am on the Second Court Date.

	All	All

(e)         (Government Intervention) As at 8.00am on the Second Court Date there is not in effect any order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or Governmental Authority, enjoining, restraining or otherwise imposing a legal restraint or prohibition preventing the Scheme or the Transactions.

	All	All

(f)         (Independent Expert) The Independent Expert issues the Independent Expert’s Report, which concludes that the Capital Reduction and Scheme is in the best interests of SMX Shareholders on or before the date on which the Scheme Booklet is registered by ASIC under the Corporations Act.

	SMX	SMX

(g) (No SMX Prescribed Event) No SMX Prescribed Event occurs between the date of this document and 8.00am on the Second Court Date.	Lionheart	SMX

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(h)         (Performance of Obligations by SMX and Parent) As at 8.00am on the Second Court Date each member of the SMX Group and Parent shall have performed or complied in all material respects with the obligations, covenants, and agreements required to be performed or complied with by it under this document prior to 8.00am on the Second Court Date.

	Lionheart	SMX and Parent

(i)         (SMX Representations and Warranties and Parent Representations and Warranties)

(i)  The SMX Representations and Warranties set out in clauses 13.1(a), 13.1(b)(i), 13.1(c)(i), 13.1(e), 13.1(f), 13.1(o)(ii), 13.1(q) and 13.1(v), are true and correct (A) in the case of such representations and warranties qualified by materiality or SMX Material Adverse Effect, in all respects, and (B) in the case of such representations and warranties not so qualified, in all material respects, in each case as of the date of this document and as of 8.00am on the Second Court Date, except where expressed to be operative at another date;

(ii)  the SMX Representation and Warranty set out in clause 13.1(o)(i) is true and correct in all respects as of the date of this document;

(iii)   the SMX Representation and Warranty set out in clause 13.1(o)(iii) is true and correct in all but de minimis respects as of the date of this document;

(iv) all other SMX Representations and Warranties (disregarding all qualifications and exceptions contained therein relating to materiality or SMX Material Adverse Effect) are true and correct as of the date of this document and as of 8.00am on the Second Court Date, except where expressed to be operative at another date and except where the failure of such SMX Representations and Warranties to be true and correct has not and would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect; and

(v)   the Parent Representations and Warranties are true and correct in all material respects as at the date of this document and on each subsequent day until and including 8.00am on the Second Court Date, except where expressed to be operative at another date.

	Lionheart	SMX and Parent
(j) (No Lionheart Prescribed Event) No Lionheart Prescribed Event occurs between the date of this document and 8.00am on the Second Court Date.	SMX	Lionheart

(k)         (Performance of Obligations by Lionheart) As at 8.00 am on the Second Court Date, Lionheart Group shall have performed or complied in all material respects with the obligations, covenants, and agreements required to be

	SMX	Lionheart

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performed or complied with by it under this document prior to 8.00am on the Second Court Date.

(l)        (Lionheart Representations and Warranties)

(vi) The Lionheart Representations and Warranties set out in clause 13.3(a), 13.3(b)(i), 13.3(c)(i), 13.3(e), 13.3(n)(ii), 13.3(o), 13.3(p), 13.3(s) are true and correct (A) in the case of such representations and warranties qualified by materiality or Lionheart Material Adverse Effect, in all respects, and (B) in the case of such representations and warranties not so qualified, in all material respects, in each case as of the date of this document and as of 8.00am on the Second Court Date, except where expressed to be operative at another date;

(vii)  the Lionheart Representations and Warranties set out in clause 13.3(n)(i) are true and correct in all respects as of the date of this document; and

(viii)  all other Lionheart Representations and Warranties (disregarding all qualifications and exceptions contained therein relating to materiality or Lionheart Material Adverse Effect) are true and correct as of the date of this document and as of 8.00am on the Second Court Date, except where expressed to be operative at another date and except where the failure of such Lionheart Representations and Warranties to be true and correct has not and would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect.

	SMX	Lionheart

(m) (NASDAQ Quotation) Before 8.00am on the Second Court Date, the Parent Shares and the Parent Public Warrants have been approved for quotation on NASDAQ, subject only to official notice of issuance.	All	Lionheart and Parent

(n) (SMX Material Adverse Effect) No SMX Material Adverse Effect has occurred between the date of this document and 8.00am on the Second Court Date.	Lionheart	SMX

(o) (Lionheart Material Adverse Effect) No Lionheart Material Adverse Effect has occurred between the date of this document and 8.00am on the Second Court Date.	SMX	Lionheart

(p)         (Transaction Documents) (i) Each of the Transaction Documents referenced in Section [8.02(e)] of the BCA shall have been delivered to Lionheart in accordance with the terms of the BCA and (ii) each of the Transaction Documents referenced in Section [8.03(e)] of the BCA shall have been delivered to SMX in accordance with terms of the BCA.

	With respect to (i), Lionheart and with respect to (ii), SMX	All

(q)         (Parent Net Tangible Assets) At 8.00 am on the Second Court Date: (i) Lionheart and SMX shall have, collectively at least US$5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and

	All	All

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(ii) Parent shall be reasonably expected to have, immediately following the Implementation Date and assuming all eligible Lionheart Shareholders exercise Redemption Rights in full in accordance with the SPAC Certificate of Incorporation, at least US$5,000,001 of net tangible assets (as determined in accordance with 3a51-1(g)(1) of the Exchange Act).

(r)         (Composition Agreement/SEAS) By 8.00am on the Second Court Date, Parent has entered into a composition agreement with the Revenue Commissioners of Ireland and a Special Eligibility Agreement for Securities with the Depository Trust Company in respect of the Parent Shares and Parent Warrants, both of which are in full force and effect and are enforceable in accordance with their terms.

	All	All

(s)         (Foreign private issuer status) By 8.00am on the Second Court Date, Parent shall have received evidence satisfactory (being the stockholder list and an asset list to demonstrate non-US stockholders and assets) to Parent (acting reasonably) that Parent qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Exchange Act as of 8.00am on the Second Court Date and Parent has not received any written objection to such determination.

	All	All

(t) (Option Scheme) All of the Option Scheme Conditions are satisfied or waived in accordance with the requirements of this deed, other than the Option Scheme Condition in clause 3.2(e).	Lionheart	All

(u)         (SMX securities) by 8.00 am on the Second Court Date:

(i)  SMX and Parent have complied with their obligations under clause 4.7 in relation to Legacy Performance Options, the ESOP Options and any Excluded SMX Options;

(ii)  Option Cancellation or Exercise Agreements have been duly executed and exchanged by the parties thereto and are legally binding and effective, in respect of all Legacy Performance Options, ESOP Options and Excluded SMX Options so that there are no ESOP Options, Legacy Performance Options or Excluded SMX Options which are not the subject of an Option Cancellation or Exercise Agreement;

(iii)   SMX has complied with its obligations under clause 4.8, in respect of the SMX Convertible Notes; and

	Lionheart	SMX and Parent

(iv) The SMX Convertible Note Amendment Agreement has been duly executed and exchanged by the parties thereto and is legally binding and effective, in respect of all SMX Convertible Notes, so that there are no SMX Convertible Notes which are not subject to the Convertible Note Amendment Agreement.

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(v) (Executive Employment Agreements) By 8.00am on the Second Court Date, neither of the Executive Employment Agreements shall have been terminated.	Lionheart	SMX

(w) (Parent Board Approval) By 8.00am on the Second Court Date, the board of directors of the Parent has approved the issuance of the Parent Shares to be issued as Scheme Consideration.	Cannot be waived.	SMX and Parent

3.2	Conditions to Option Scheme

Subject to this clause 3, the Option Scheme will not become Effective, and the obligations of Parent under clause 5.2 are not binding, until each of the following Conditions Precedent is satisfied or waived to the extent and in the manner set out in this clause 3.

Condition Precedent	Party entitled to benefit	Party responsible

(a) (SMX Optionholder Approval) SMX Optionholders approve the Option Scheme by the requisite majorities under section 411(4)(a)(i) of the Corporations Act at the Option Scheme Meeting.	Cannot be waived	SMX

(b) (Court approval) The Court approves the Option Scheme in accordance with section 411(4)(b) of the Corporations Act.	Cannot be waived	SMX

(c)         (Regulatory Approvals) All Regulatory Approvals which Lionheart and SMX (acting reasonably) agree are necessary or desirable to implement the Option Scheme are obtained and those approvals have not been withdrawn or revoked by 8.00am on the Second Court Date.

	All	All

(d)         (Government Intervention) As at 8.00am on the Second Court Date there is not in effect any order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or Governmental Authority, enjoining, restraining or otherwise imposing a legal restraint or prohibition preventing the Option Scheme.

	All	All

(e) (Scheme) The Scheme becoming Effective.	All	All

(f) (Parent Board Approval) By 8.00am on the Second Court Date, the board of directors of the Parent has approved the issuance of the Parent Shares to be issued as Cancellation Consideration.	Cannot be waived.	SMX and Parent

3.3	Reasonable Best Efforts

Each of SMX, Parent and Lionheart agrees to use all reasonable best efforts to procure that:

(a)	each of the Conditions Precedent for which it is a party responsible (as noted in clauses 3.1 and 3.2):

(i)	is satisfied as soon as practicable after the date of this document; and

(ii)	continues to be satisfied at all times until the last time it is to be satisfied (as the case may require); and

(b)	to the extent that it is within its control or influence, there is no occurrence that would prevent the Condition Precedent for which it is a party responsible being satisfied.

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3.4	Regulatory matters

(a)	Without limiting clause 3.3, each party:

(i)

(applying for Regulatory Approvals) must promptly apply for or file all relevant Regulatory Approvals for which it is the party responsible and provide the other parties with a copy of those applications or notifications (provided that any commercially sensitive information may be redacted from the copy provided);

(ii)	(assistance) agrees to provide reasonable assistance to the other parties in order to enable the other parties to obtain any Regulatory Approvals for which the other party is the party responsible;

(iii)

(Regulatory Approvals process) must take all steps it is responsible for as part of the Regulatory Approval process, including responding to requests for information and documentary material at the earliest practicable time;

(iv)	(representation) has the right to be represented and make submissions at any meeting with any Governmental Authority relating to a Regulatory Approval; and

(v)

(consultation) must consult with the other parties in advance in relation to all applications and other communications (whether written or oral, and whether direct or via a Representative) with any Governmental Authority relating to any Regulatory Approval and keep the other parties fully informed of progress in relation to the obtaining of the Regulatory Approval and:

(A)	provide the other parties with drafts of any applications and other written communications to be sent to a Governmental Authority and make any amendments as the other party reasonably requires; and

(B)	provide copies of any written communications sent to or received from a Governmental Authority to the other parties promptly upon despatch or receipt (as the case may be),

in each case to the extent it is reasonable to do so.

(b)

Before providing any document or other information to the other parties (in this clause 3.4(b), the “Recipient”) pursuant to clause 3.4(a) or 9.7, a party (in this clause 3.4(b), the “Discloser”) may redact any part of that document, or not disclose any part of that information, which contains or is confidential, non-public information (“Sensitive Commercial Information”) if the Discloser reasonably believes that:

(i)	the Sensitive Commercial Information is of a commercially sensitive nature; or

(ii)	the disclosure of the Sensitive Commercial Information to the Recipient would be damaging to the commercial or legal interests of the Discloser or any of its related bodies corporate,

and may provide the document or disclose the information to the Recipient with any Sensitive Commercial Information redacted or excluded, provided that, where Sensitive Commercial Information is so redacted or excluded, the Discloser must provide the Recipient with as much detail about the relevant communication, submission or correspondence (and any other relevant circumstances) as is reasonably possible without disclosing the Sensitive Commercial Information, and provide to the Recipient’s external legal counsel a complete and unredacted version of the document or information, on the basis that the Recipient’s external legal counsel will not share any information that is marked as Sensitive Commercial Information.

3.5	Lionheart Shareholder Approval

Without limiting clause 3.3:

(a)	as soon as reasonably practicable after the date of this document, Parent shall prepare and file the preliminary Lionheart Registration/Proxy Statement with the SEC and must use reasonable best

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efforts to make this filing as promptly as practicable but in any event no later than 25 Businss Days of the date of this document;

(b)	subject to clause 7.2, Parent shall include in the Lionheart Proxy Statement a statement by the Lionheart Board recommending that Lionheart Shareholders vote in favour of the Lionheart Proposals;

(c)

Lionheart and SMX shall furnish all information concerning itself and its affiliates that is required to be included in the Lionheart Registration/Proxy Statement or that is requested by the other party and customarily included in proxy statements and/or registration statements prepared in connection with transactions of the type contemplated by this document, and each of Lionheart and SMX will use reasonable best efforts to ensure that none of the information supplied or to be supplied by it for inclusion in or incorporation by reference into the Lionheart Registration/Proxy Statement will, at the date the Lionheart Registration/Proxy Statement or any amendment or supplement thereto is filed with the SEC, declared effective by the SEC or the Lionheart Proxy Statement or any amendment or supplement thereto is mailed to the Lionheart Shareholders or at the time of the Lionheart Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(d)

Prior to the effectiveness of the Lionheart Registration/Proxy Statement, if requested by Lionheart, SMX will cause BDO Audit Pty Ltd, auditors to SMX, to address and deliver to Lionheart a customary comfort letter, in form and substance reasonably satisfactory to Lionheart.

(e)	Parent shall consult with Lionheart as to the content and presentation of the Lionheart Registration/Proxy Statement, including:

(i)

providing to Lionheart drafts of the Lionheart Registration/Proxy Statement within a reasonable time prior to the initial filing thereof with the SEC for the purpose of enabling Lionheart to review and comment on the draft document and considering in good faith any timely and reasonable comments; and

(ii)

providing to Lionheart drafts of each subsequent filing of or amendment or supplement to Lionheart Registration/Proxy Statement within a reasonable time before filing any such revised document with the SEC or disseminating the Lionheart Proxy Statement to Lionheart Shareholders for the purpose of enabling Lionheart to review and comment on the draft document and considering in good faith any timely and reasonable comments;

(f)

Parent shall promptly respond to, and use reasonable best efforts to cause to be resolved, any requests for information or comments from the SEC (including by filing amendments or supplements to the Lionheart Registration/Proxy Statement) in relation to the Lionheart Registration/Proxy Statement as soon as reasonably practicable;

(g)

Parent shall keep Lionheart reasonably informed of any matters raised or comments provided by the SEC in relation to the Lionheart Registration/Proxy Statement, and shall in good faith take into consideration in resolving such matters any issues raised by Lionheart;

(h)

if, at any time prior to the Lionheart Shareholder Meeting, any information relating to Lionheart or SMX or any of their respective affiliates, officers or directors should be discovered by Lionheart or SMX that should be set forth in an amendment or supplement to the Lionheart Registration/Proxy Statement, so that the Lionheart Registration/Proxy Statement would not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing (or correcting) such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment

B1-27

on such amendment or supplement, promptly filed with the SEC and, to the extent required by applicable law, disseminated to Lionheart Shareholders;

(i)

Lionheart shall file the Lionheart Proxy Statement with the SEC in definitive form and begin mailing the Lionheart Proxy Statement to holders of Lionheart Shares as soon as practicable after the later of (1) the date on which Lionheart learns that the SEC has no further comments on, or does not intend to review, the Lionheart Registration/Proxy Statement, and (2) the date of effectiveness of the Lionheart Registration Statement under the Securities Act (such later date, the “Clearance Date”);

(j)

Parent shall use reasonable best efforts to have the Lionheart Registration Statement declared effective by the staff of the SEC under the Securities Act as promptly as practicable after its initial filing with the SEC and to keep the Lionheart Registration Statement effective as long as necessary to implement and consummate the Scheme;

(k)

Lionheart shall convene and hold the Lionheart Shareholder Meeting to obtain the Lionheart Shareholder Approval as promptly as practicable but in any event no later than 30 Business Days after the Clearance Date (unless prohibited by the SEC, in which case Lionheart shall convene and hold the Lionheart Shareholder Meeting at the earliest possible date permitted by the SEC);

(l)

Lionheart shall not propose any matters to be voted on at the Lionheart Shareholder Meeting other than the matters contemplated by this document in connection with the Lionheart Shareholder Approval (and any matters of procedure to be voted on by the Lionheart Shareholders in connection therewith);

(m)

except as required by law or a Governmental Authority, Lionheart may not adjourn or postpone the Lionheart Shareholder Meeting without the prior consent of SMX, provided, however, that Lionheart may, without the consent of SMX and in accordance with Lionheart’s charter, law and, if relevant, the consent of any Governmental Authority, adjourn or postpone the Lionheart Shareholder Meeting (1) for the absence of a quorum, (2) to the extent necessary to ensure that any required (or, as determined by the Lionheart Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with SMX, advisable) supplement or amendment to the Lionheart Registration/Proxy Statement is provided to the Lionheart Shareholders or (3) to the extent necessary to solicit additional proxies from the Lionheart Shareholders (provided to the Lionheart has determined in good faith that such adjournment or postponement is reasonably necessary to obtain the Lionheart Shareholder Approval), with such postponement or adjournment to extend for no longer than the 10th Business Day after the original date of the Lionheart Shareholder Meeting other than to the extent required by law); and

(n)

unless this document shall have been terminated in accordance with clause 14, Lionheart must hold the Lionheart Shareholder Meeting pursuant to this clause 3.5 and submit the Lionheart Proposals for the approval of the Lionheart Shareholders.

3.6	Waiver of Conditions Precedent

(a)

A Condition Precedent may only be waived in writing by the party or parties entitled to the benefit of that Condition Precedent as and to the extent noted in clause 3.1 or 3.2 and will be effective only to the extent specifically set out in that waiver.

(b)	A party entitled to waive the breach or non-fulfilment of a Condition Precedent under this clause 3.6 may do so in its absolute discretion.

(c)	If any of SMX, Parent or Lionheart waives the breach or non-fulfilment of all or any portion of a Condition Precedent in accordance with this clause 3.6, then:

(i)

subject to clause 3.6(c)(ii), that waiver precludes that party from suing the other parties for any breach of this document arising as a result of the breach or non-fulfilment of that portion of such Condition Precedent or arising from the same event which gave rise to the breach or non-fulfilment of that portion of such Condition Precedent; but

B1-28

(ii)	if the waiver of all or any portion of the Condition Precedent is itself conditional and the other parties:

(A)	accept the condition, the terms of that condition apply notwithstanding any inconsistency with clause 3.6(c)(i); or

(B)	do not accept the condition, the Condition Precedent or a portion thereof has not been waived.

(d)	A waiver of a breach or non-fulfilment in respect of a Condition Precedent does not constitute:

(i)	a waiver of a breach or non-fulfilment of any other Condition Precedent arising from the same event; or

(ii)	a waiver of a breach or non-fulfilment of that Condition Precedent resulting from any other event.

3.7	Notices in relation to Conditions Precedent

Each party must:

(a)

(notice of satisfaction) promptly notify the other party of satisfaction of a Condition Precedent and must keep the other parties informed of any material development of which it becomes aware that may lead to the breach or non-fulfilment of a Condition Precedent which it is responsible for satisfying; and

(b)

(notice of failure) promptly notify the other parties of a breach or non-fulfilment of a Condition Precedent which it is responsible for satisfying, or of any event which will prevent the Condition Precedent being satisfied.

3.8	Consultation on failure of Condition Precedent

If:

(a)

there is a breach or non-fulfilment of a Condition Precedent which is not waived in accordance with this document by the time or date specified in this document for the satisfaction of the Condition Precedent; or

(b)

there is an act, failure to act or occurrence which will prevent a Condition Precedent from being satisfied by the time or date specified in this document for the satisfaction of the Condition Precedent (and the breach or non-fulfilment which would otherwise occur has not already been waived in accordance with this document), the parties must consult in good faith with a view to determine whether both parties wish to pursue the Scheme and, if so:

(c)	whether the Scheme may proceed by way of alternative means or methods;

(d)	to extend the relevant time for satisfaction of the Condition Precedent or to adjourn or change the date of an application to the Court; or

(e)	to extend the End Date.

3.9	Failure to agree

If under clause 3.8 the parties are unable to reach agreement or do not both wish to pursue the Scheme in each case within 5 Business Days (or any shorter period ending at 5.00pm on the day before the Second Court Date):

(a)	subject to clause 3.9(b), either party may terminate this document (and that termination will be in accordance with clause 14.1(f); or

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(b)

if a Condition Precedent may be waived and exists for the benefit of one party only, that party only may waive that Condition Precedent or terminate this document (and that termination will be in accordance with clause 14.1(f)), in each case before 8.00am on the Second Court Date.

A party will not be entitled to terminate this document under this clause if the relevant Condition Precedent has not been satisfied or agreement cannot be reached as a result of a breach of this document by that party or a deliberate act or omission of that party in breach of this document.

3.10	Scheme voted down because of the Headcount Test

If the Scheme is not approved by SMX Shareholders at the Scheme Meeting by reason only of the non-satisfaction of the Headcount Test and SMX or Lionheart consider, acting reasonably, that Share Splitting or some abusive or improper conduct may have caused or contributed to the Headcount Test not having been satisfied then SMX must:

(a)

apply for an order of the Court contemplated by section 411(4)(a)(ii)(A) of the Corporations Act to disregard the Headcount Test and seek Court approval of the Scheme under section 411(4)(b) of the Corporations Act, notwithstanding that the Headcount Test has not been satisfied; and

(b)

make such submissions to the Court and file such evidence as counsel engaged by SMX to represent it in Court proceedings related to the Scheme, in consultation with Lionheart, considers is reasonably required to seek to persuade the Court to exercise its discretion under section 411(4)(a)(ii)(A) of the Act by making an order to disregard the Headcount Test.

4.	Outline

4.1	Capital Reduction and Scheme

SMX must propose the Capital Reduction and Scheme under which:

(a)	all of the SMX Shares held by Scheme Participants at the Record Date will be cancelled; and

(b)	each Scheme Participant will be entitled to receive the Scheme Consideration in exchange for the cancellation of their Scheme Shares.

4.2	Scheme Consideration

Subject to and in accordance with this document and the Scheme, each Scheme Participant will be entitled to receive the Scheme Consideration in respect of each Scheme Share comprising the number of New Parent Shares determined in accordance with the following formula:

NPS	=	N
A + B + C

where:

NPS is the number of New Parent Shares per Scheme Share;

A

is the total number of SMX Shares on issue as at the Record Date (or which would be on issue if all securities of SMX convertible into SMX Shares had converted on that date, other than Scheme Options and ESOP Options);

B	is the total number of Option Exercise Shares to be issued on exercise of all Scheme Options on the basis of Cashless Exercise under this Option Scheme;

C	is the total number of ESOP Options on issue as at the Record Date; and

N	is 20,000,000.

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4.3	Provision of Scheme Consideration

Subject to this document and the Scheme, Parent undertakes to SMX (in its own right and separately as trustee or nominee of each Scheme Participant) and Lionheart that, in consideration of the cancellation of each SMX Share held by a Scheme Participant pursuant to the Capital Reduction, on the Implementation Date, Parent will provide or procure the provision to each Scheme Participant of the Scheme Consideration in accordance with the Scheme, including issuing the Scheme Consideration in accordance with the Scheme.

4.4	Fractional elements

(a)

If the number of SMX Shares held by a Scheme Participant at the Record Date is such that the aggregate entitlement of the Scheme Participant to Scheme Consideration comprising Parent Shares includes a fractional entitlement to a Parent Share, the entitlement will be rounded as follows:

(i)	if the fractional entitlement is less than 0.5, it will be rounded down to zero Parent Shares; and

(ii)	if the fractional entitlement is equal to or more than 0.5, it will be rounded up to one Parent Share.

(b)

If Lionheart and SMX are of the opinion (acting reasonably) that two or more Scheme Participants (each of whom holds a number of SMX Shares which results in rounding in accordance with clause 4.4(a)) have, before the Record Date for the Scheme, been party to Share Splitting in an attempt to obtain unfair advantage by reference to such rounding, if requested by Lionheart, SMX must give notice to those Scheme Participants:

(i)	setting out their names and registered addresses as shown in the Register;

(ii)	stating that opinion; and

(iii)	attributing to one of them specifically identified in the notice the SMX Shares held by all of them,

and, after such notice has been given, the Scheme Participant specifically identified in the notice as the deemed holder of the specified SMX Shares will, for the purpose of the provisions of the Scheme, be taken to hold all of those SMX Shares and each of the other Scheme Participants whose names and registered addresses are set out in the notice will, for the purposes of the provisions of the Scheme, be taken to hold no SMX Shares. Parent, in complying with the provisions of the Scheme relating to it in respect of the Scheme Participant specifically identified in the notice as the deemed holder of all the specified SMX Shares, will be taken to have satisfied and discharged its obligations to the other Scheme Participants named in the notice under the terms of the Scheme.

4.5	Ineligible Foreign Holders

(a)

Where an Ineligible Foreign Holder would otherwise be entitled to receive Parent Shares as Scheme Consideration pursuant to clause 4.3, Parent has no obligation to issue any Parent Shares to the Ineligible Foreign Holder, and instead:

(i)	Parent will issue to a nominee appointed by SMX any Parent Shares to which an Ineligible Foreign Holder would otherwise be entitled;

(ii)	Parent will procure that, as soon as reasonably practicable and in any event not more than 15 Business Days after the Implementation Date, the nominee:

(A)	sells or procures the sale of all of the Parent Shares issued to the nominee pursuant to clause 4.5(a)(i), in the ordinary course of trading on NASDAQ; and

(B)	remits to Parent the proceeds of sale (after deducting any applicable brokerage, stamp duty and other selling costs, taxes and charges); and

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(iii)

promptly after the last sale of Parent Shares in accordance with clause 4.5(a)(ii)(A), Parent will pay to each Ineligible Foreign Holder an amount equal to the proportion of the net proceeds of sale received by Parent under clause 4.5(a)(ii)(B) to which that Ineligible Foreign Holder is entitled in full satisfaction of the Ineligible Foreign Holder entitlement to the relevant Parent Shares.

(b)

None of SMX, Parent or the relevant nominee gives any assurance as to the price that will be achieved for the sale of Parent Shares in accordance with this clause 4.5 and the sale of Parent Shares will be at the risk of the Ineligible Foreign Holder.

4.6	Parent Shares to rank equally

Parent covenants in favour of SMX (in its own right and separately as trustee or nominee of each Scheme Participant) that:

(a)	all Parent Shares issued as Scheme Consideration pursuant to clause 4.3 will, upon their issue:

(i)	rank equally with all other Parent Shares then on issue;

(ii)	be fully paid and free from any Encumbrance; and

(b)	The covenants set forth in Section 7.08 of the BCA are incorporated herein by reference.

4.7	Options

(a)

SMX and Parent must use reasonable best efforts to procure that as soon as reasonably practicable, and in any event within 20 Business Days after the date of this deed, each person who is a holder of an Excluded SMX Option, ESOP Option or a Legacy Performance Option enters into an Option Cancellation or Exercise Agreement with the relevant member of the SMX Group and Parent.

(b)

SMX must obtain a waiver from ASX of Listing Rule 6.23.2, as soon as reasonably practicable and in any event within 30 Business Days after the date of this deed, to allow for the cancellation of the Excluded SMX Options, ESOP Options and Legacy Performance Options in accordance with the appliable Option Cancellation or Exercise Agreements.

4.8	SMX Convertible Notes

(a)

SMX must use reasonable best efforts to procure that as soon as reasonably practicable, and in any event within 10 Business Days after the date of this deed, each holder of SMX Convertible Notes has entered into the SMX Convertible Note Amendment Agreement with SMX.

(b)

SMX must obtain from ASX such Listing Rule waivers, as are necessary to allow the amendment of the SMX Convertible Notes in accordance with the SMX Convertible Note Amendment Agreement, as soon as reasonably practicable and in any event within 30 Business Days after the date of this deed.

4.9	United States Tax Treatment

(a)

No Party has taken (or failed to take) any action or caused any action to be taken (or to fail to be taken) and will not take (or fail to take) any action or will cause any action to be taken (or to fail to be taken) (in each case other than any action provided for or prohibited by this deed), or has any knowledge of any fact or circumstance that could reasonably be expected to prevent the Lionheart Merger and the acquisition of the SMX Shares, as applicable, from qualifying for the Intended U.S. Tax Treatment.

(b)

Each Party agrees to act in good faith, consistent with the Intended U.S. Tax Treatment and will not take any position on any U.S. Tax Return or otherwise take any U.S. Tax reporting position inconsistent with the Intended U.S. Tax Treatment, unless otherwise required by applicable law or a “determination” within the meaning of Section 1313 of the Code that the Intended U.S. Tax Treatment is not correct.

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(c)

After the date of this document and prior to the Implementation Date, Lionheart shall deliver, or cause to be delivered, to Parent a duly executed certificate and notice in compliance with Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that Lionheart is not, and has not been at any time during the five year period ending on the Implementation Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, together with any notifications to the U.S. Internal Revenue Service related thereto within the timeframe provided in Treasury Regulations Section 1.897-2(h)(2)(v).

(d)	After the date of this document and prior to the Implementation Date, (x) SMX shall and shall cause each SMX Subsidiary to, and (y) Lionheart shall:

(i)

prepare, in the ordinary course of business consistent with past practice (except as otherwise required by a change in applicable Law), and timely file all Tax Returns required to be filed by it on or before the Implementation Date (“Post-Signing Returns”);

(ii)

deliver drafts of such material Post-Signing Returns to the other parties no later than ten (10) Business Days prior to the date (including extensions) on which such Post-Signing Returns are required to be filed;

(iii)	fully and timely pay all Taxes due and payable in respect of such Post-Signing Returns that are so filed;

(iv)

properly reserve (and reflect such reserve in its books and records and relevant financial statements), in the ordinary course of business consistent with past practice, for all Taxes payable by it for which no Post-Signing Return is due prior to the Implementation Date; and

(v)

promptly notify the other Party of any material U.S. federal, state, local or non-U.S. income or franchise, action or audit pending or threatened in writing against or with respect to such Party or its subsidiaries in respect of any Tax matter.

(e)

Parent acknowledges that any Lionheart Shareholder (that is a United States person for purposes of Section 367 of the Code and the Treasury Regulations promulgated thereunder) who owns five percent (5%) or more of the ordinary shares of Parent immediately after the Implementation, as determined under Section 367 of the Code and the Treasury Regulations promulgated thereunder, may enter into (and cause to be filed with the IRS) a gain recognition agreement in accordance with Treasury Regulations Section 1.367(a)-8. Upon the written request of any such Lionheart Shareholder made following the Implementation Date, Parent shall (i) use reasonable best efforts to furnish to such Lionheart Shareholder such information as such Lionheart Shareholder reasonably requests in connection with such Lionheart Shareholder’s preparation of a gain recognition agreement, and (ii) use reasonable best efforts to provide such Lionheart Shareholder with the information reasonably requested by such Lionheart Shareholder for purposes of determining whether there has been a gain “triggering event” under the terms of such Lionheart Shareholder’s gain recognition agreement, in each case, at the sole cost and expense of such requesting Lionheart Shareholders.

(f)	Following the Implementation Date, Parent shall, or shall cause the Surviving Lionheart to, comply with the tax reporting obligations of Treasury Regulations Section 1.367(a)-3(c)(6).

(g)

Any Transfer Taxes incurred in connection with the Transactions shall be paid by Parent. Parent, Surviving Lionheart, and SMX shall cooperate in filing, when required by applicable Law, all necessary documentation and Tax Returns with respect to such Transfer Taxes.

(h)	For at least six (6) months following the Implementation Date, Parent shall:

(i)

continue Lionheart’s “historic business” (within the meaning of Treasury Regulations Section 1.368-1(d)(2)), or use a significant portion of Lionheart’s “historic business assets” (within the meaning of Treasury Regulations Section 1.368-1(d)(3)) in a business; and

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(ii)

continue SMX’s “historic business” (within the meaning of Treasury Regulations Section 1.368-1(d)(2)), or use a significant portion of SMX’s “historic business assets” (within the meaning of Treasury Regulations Section 1.368-1(d)(3)) in a business.

(i)	Within two (2) years following the Implementation Date:

(i)	Parent will not cause Surviving Lionheart to:

(A)

dispose of more than 50% of the assets held by Lionheart at the Implementation Date pursuant to one or more distributions or other transfers where Surviving Lionheart does not receive an exchange of net value in such transfer;

(B)

make any distribution or other transfer that fails to satisfy the requirements of Treasury Regulations Section 1.368-2(k)(1)(i) (in the case of a distribution), Treasury Regulations Section 1.368-2(k)(1)(ii) (in the case of a transfer other than a distribution); or

(C)	otherwise take any action that would result in an actual or deemed liquidation of Surviving Lionheart for U.S. federal income tax purposes.

(ii)	Parent will not cause SMX to:

(A)

dispose of more than 50% of the assets held by SMX at the Implementation Date pursuant to one or more distributions or other transfers where SMX does not receive an exchange of net value in such transfer;

(B)

make any distribution or other transfer that fails to satisfy the requirements of Treasury Regulations Section 1.368-2(k)(1)(i) (in the case of a distribution), Treasury Regulations Section 1.368-2(k)(1)(ii) (in the case of a transfer other than a distribution); or

(C)	otherwise take any action that would result in an actual or deemed liquidation of SMX for U.S. federal income tax purposes.

4.10	No amendment to the Scheme without consent

SMX must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Scheme without the prior written consent of Lionheart.

5.	Option Scheme Structure

5.1	Option Scheme

SMX must propose the Option Scheme, as a creditors’ scheme of arrangement, to be conducted concurrently with the Scheme under which:

(a)

all of the Scheme Options will be deemed to have been exercised on the basis of a Cashless Exercise without any further act by any Option Scheme Participant (other than acts performed as attorney and agent for Option Scheme Participants under the Option Scheme); and

(b)

all of the SMX Shares issued to each Option Scheme Participant as Option Exercise Shares will be cancelled in accordance with the Capital Reduction Resolution without any further act by any Option Scheme Participant (other than acts performed as agent of attorney for Option Scheme Participants under the Option Scheme).

5.2	Option Scheme Consideration

(a)

Subject to this document and the Option Scheme, SMX undertakes to Option Scheme Participants and Lionheart that, in respect of the Cashless Exercise of each Scheme Option it will on the Implementation Date, issue the Option Exercise Shares in respect of each Scheme Option held by that Option Scheme Participant, in accordance with the Option Scheme.

(b)	Subject to this document and the Option Scheme, Parent undertakes to SMX (in its own right and separately as trustee or nominee of each Option Scheme Participant) and Lionheart that, in

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consideration of the cancellation of each SMX Share issued to each Option Scheme Participant as an Option Exercise Share under the Option Scheme, on the Implementation Date, Parent will provide or procure that the Cancellation Consideration in respect of each such SMX Share issued to the Option Scheme Participant under the Option Scheme, in accordance with the Option Scheme.

(c)

In order to facilitate the provision of the Cancellation Consideration, SMX must provide to Lionheart and Parent, a complete copy of the SMX Options register at the Option Scheme Record Date (which must include the name, registered address and registered holding of each Option Scheme Participant as at the Option Scheme Record Date), within one Business Day after the Option Scheme Record Date.

5.3	Ineligible Foreign Holder

Scheme Options held by Ineligible Foreign Holders will be dealt with in accordance with the terms of the Option Scheme.

5.4	Fractional elements

Fractional entitlements in respect of Option Exercise Shares and New Parent Shares arising under the under Option Scheme, will be dealt with in accordance with the terms of the Option Scheme.

5.5	Parent Shares to rank equally

Parent covenants in favour of SMX (in its own right and separately as trustee or nominee of each Option Scheme Participant) that:

(a)	all Parent Shares issued as Cancellation Consideration pursuant to clause 5.2(b) will, upon their issue:

(i)	rank equally with all other Parent Shares then on issue;

(ii)	be fully paid and free from any Encumbrance; and

(b)	The covenants set forth in [Section 7.08] of the BCA are incorporated herein by reference.

5.6	No amendment to Option Scheme without consent

SMX must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Option Scheme without the prior written consent of Lionheart.

6.	Implementation

6.1	General obligations

SMX, Lionheart, and Parent must each:

(a)	use all reasonable best efforts and commit necessary resources (including management and corporate relations resources and the resources of external advisers);

(b)

procure that its officers and advisers work in good faith and in a timely and co-operative fashion with the other party (including by attending meetings and by providing information), with the aim of producing the Scheme Booklet and implementing the Scheme as soon as reasonably practicable and in accordance with the Timetable; and

(c)	comply with their respective obligations under the BCA.

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6.2	SMX’s obligations

SMX must take all reasonable steps to implement the Scheme in accordance with this document as soon as reasonably practicable and must:

(a)	(announce directors’ recommendation) following execution of this document, announce, in the form contained in Annexure 7 (on the basis of statements made to SMX by each member of the SMX Board) that:

(i)	the SMX Board intends to unanimously recommend to SMX Shareholders that the Capital Reduction and Scheme be approved; and

(ii)	each SMX Board member who holds SMX Shares intends to vote his or her SMX Shares in favour of the Capital Reduction and Scheme,

subject to:

(iii)	the Independent Expert concluding, and continuing to conclude, that the Capital Reduction and Scheme is in the best interests of SMX Shareholders; and

(iv)	there being no SMX Superior Proposal;

and

(v)	the SMX Board intends to unanimously recommend to Option Scheme Participants that the Option Scheme be approved; and

(vi)	each SMX Board member who holds SMX Options intends to vote his or her SMX Options in favour of the Option Scheme,

subject to:

(vii)	the Independent Expert concluding, and continuing to conclude, that the Option Scheme is in the best interest of SMX Optionholders; and

(viii)	there being no SMX Superior Proposal.

(b)	(preparation of Scheme Booklet) subject to clause 6.2(i)(i), as soon as practicable after the date of this document, prepare and despatch the Scheme Booklet:

(i)	in accordance with all applicable laws, including the Corporations Act, Corporations Regulations, ASIC Regulatory Guide 60 and the Listing Rules; and

(ii)	which includes a statement by the SMX Directors, subject to any withdrawal or change of recommendation by the SMX Board that is permitted by clause 7.3:

(A)

unanimously recommending that SMX Shareholders vote in favour of the Capital Reduction and Scheme subject to the Independent Expert continuing to conclude that the Capital Reduction and Scheme is in the best interests of SMX Shareholders and there being no SMX Superior Proposal; and

(B)

that each SMX Director who holds SMX Shares intends to vote his or her SMX Shares in favour of the Capital Reduction and Scheme subject to the Independent Expert continuing to conclude that the Capital Reduction and Scheme is in the best interests of SMX Shareholders and there being no SMX Superior Proposal;

(C)

unanimously recommending that SMX Optionholders vote in favour of the Option Scheme subject to the Independent Expert continuing to conclude that the Option Scheme is in the best interests of SMX Optionholders and there being no SMX Superior Proposal;

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(c)

(Independent Expert) promptly appoint the Independent Expert and provide any assistance and information reasonably requested by the Independent Expert to enable the Independent Expert to prepare its report for the Scheme Booklet as soon as practicable;

(d)

(Investigating Accountant) jointly with Lionheart, appoint the Investigating Accountant and provide assistance and information reasonably required by the Investigating Accountant to enable it to prepare the Investigating Accountant’s Report;

(e)

(SMX information) prepare and promptly provide to Parent and Lionheart any information that Parent or Lionheart reasonably requires regarding SMX, the SMX Group and the Merged Group for inclusion in the Lionheart Registration/Proxy Statement, and must use reasonable best efforts to ensure the SMX Information complies, in all material respects, with all applicable laws, including the Securities Act, including by conducting appropriate due diligence and verification processes in relation to it;

(f)

(consent) provide a consent and use reasonable best efforts to obtain consents from third parties in such form as Parent or Lionheart reasonably requires in relation to the form and context in which the SMX Information appears in the Lionheart Registration/Proxy Statement;

(g)	(seek ASIC intent) apply to ASIC for a letter indicating whether ASIC proposes to make submissions to the Court, or intervene to oppose the Schemes on the First Court Date;

(h)	(section 411(17)(b) statement) apply to ASIC for a statement pursuant to section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Schemes;

(i)	(consultation with Lionheart) consult with Lionheart as to the content and presentation of:

(i)	the Scheme Booklet, which includes:

(A)

allowing Lionheart a reasonable opportunity to review and make comments on successive drafts of the Scheme Booklet (accepting that any review of the Independent Expert’s Report is limited to review for factual accuracy of those parts that include information relating to Lionheart or Parent and that SMX makes no representation as to the extent to which the Independent Expert will receive or consider those comments);

(B)	taking any timely and reasonable comments made by Lionheart into account in good faith when producing a revised draft of the Scheme Booklet;

(C)

providing to Lionheart a revised draft of the Scheme Booklet within a reasonable time before the draft of the Scheme Booklet which is provided to ASIC for approval pursuant to section 411(2) of the Corporations Act is finalised; and

(D)

obtaining Lionheart’s consent to the inclusion of the Lionheart Information (including in respect of the form and context in which the Lionheart Information appears in the Scheme Booklet (such consent must not be unreasonably withheld, delayed or conditioned)); and

(ii)

documents required for the purposes of the Court hearings held for the purposes of sections 411(1) and 411(4)(b) of the Corporations Act in relation to the Scheme (including originating processes, affidavits, submissions and draft minutes of Court orders), and consider in good faith, for the purpose of amending drafts of those documents, any comments on, or suggested amendments to, those documents from Lionheart prior to filing those documents with the Court;

(j)	(lodgement of Regulator’s Draft)

(i)

no later than 14 days before the First Court Date, provide an advanced draft of the Scheme Booklet to ASIC for its review for the purposes of section 411(2) of the Corporations Act, and provide a copy of the Regulator’s Draft to Lionheart as promptly as practicable thereafter; and

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(ii)

keep Lionheart reasonably informed of any issues raised by ASIC in relation to the Regulator’s Draft and, where practical to do so, consult with Lionheart in good faith prior to taking any steps or actions to address those issues (provided that, where those issues relate to Lionheart or any Lionheart Information, SMX must not take any steps to address them without Lionheart’s prior written consent, not to be unreasonably withheld, delayed or conditioned);

(k)	(supplementary disclosure) if, after despatch of the Scheme Booklet, SMX becomes aware:

(i)	that information included in the Scheme Booklet is or has become misleading or deceptive in any material respect (whether by omission or otherwise); or

(ii)	of information that is required to be disclosed to SMX Shareholders under any applicable law but was not included in the Scheme Booklet,

promptly consult with Lionheart in good faith as to the need for, and the form of, any supplementary disclosure to SMX Shareholders or SMX Optionholders, and make any disclosure that SMX considers reasonably necessary in the circumstances, having regard to applicable laws and to ensure that there would be no breach of clause 13.1(h)) if it applied as at the date that information arose;

(l)	(Court application) apply to the Court for an order under section 411(1) of the Corporations Act directing SMX to convene the Scheme Meeting and the Option Scheme Meeting]

(m)	(Registration) request ASIC to register the explanatory statement included in the Scheme Booklet in relation to the Scheme in accordance with section 412(6) of the Corporations Act;

(n)

(send Scheme Booklet) send the Scheme Booklet to SMX Shareholders as soon as practicable after the Court orders SMX to convene the Scheme Meeting and to SMX Optionholders as soon as practicable after the Court orders SMX to convene the Option Scheme Meeting;

(o)	(General Meeting) convene the General Meeting in accordance with the Listing Rules and Corporations Act;

(p)	(Scheme Meeting) convene the Scheme Meeting to agree to the Scheme in accordance with any orders made by the Court pursuant to section 411(1) of the Corporations Act;

(q)	(Option Scheme Meeting) convene the Option Scheme Meeting in accordance with any orders made by the Court;

(r)	(Court approval) subject to:

(i)	all Conditions Precedent in clause 3.1, other than sub-clauses 3.1(c) and 3.1(t), being satisfied or waived in accordance with this document; and

(ii)

unless the Condition Precedent in sub-clause 3.1(t) has been waived, all of the Option Scheme Conditions other than the Option Scheme Conditions in sub-clauses 3.2(b) and 3.2(e), being satisfied or waived in accordance with this document, apply to the Court for:

(iii)	an order approving the Scheme in accordance with sections 411(4)(b) and 411(6) of the Corporations Act; and

(iv)	unless Condition Precedent in sub-clause 3.1(t) has been waived, an order approving the Option Scheme in accordance with sections 411(4)(b) and 411(6) of the Corporations Act;

(s)	(Conditions Precedent certificate) at the hearing on the Second Court Date, provide to the Court (through its counsel):

(i)

a certificate signed by one of its directors and made in accordance with a resolution of its board confirming (in respect of matters within SMX’s knowledge) whether or not the Conditions Precedent in clause 3.1 for which it is responsible, as noted in clauses 3.1 (other

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than sub-clauses 3.1(c) and 3.1(t)), and unless the Condition Precedent in sub-clause 3.1(t) has been waived, the Option Scheme Conditions for which it is responsible, as noted in clause 3.2 (other than the Option Scheme Conditions in sub-clauses 3.2(b) and 3.2(e)) have been satisfied or waived in accordance with clause 3, a draft of which must be provided to Lionheart by 5.00pm on the Business Day prior to the Second Court Date; and

(ii)	any certificate provided to it by Lionheart under clause 6.3(j);

(t)

(lodge copy of Court order) lodge with ASIC an office copy of the Court order approving the Scheme as approved by the SMX Shareholders at the Scheme Meeting in accordance with section 411(10) of the Corporations Act on the first Business Day after that office copy is received (or any later date agreed in writing by Lionheart);

(u)	(Register) close the Register as at the Record Date to determine the identity of Scheme Participants and their entitlements to Scheme Consideration;

(v)

(implementation of Capital Reduction) subject to the Scheme becoming effective, taking the necessary steps to implement the Capital Reduction by making the necessary lodgements with ASIC and cancelling the Scheme Shares and procuring the issuance of the Scheme Consideration to Scheme Participants in accordance with the Scheme;

(w)

(issue an SMX Share to Parent) if the Scheme becomes Effective, SMX must on the Implementation Date, immediately following cancellation of all SMX Shares under the Capital Reduction, issue one SMX Share to Parent as consideration for the issuance of the Parent Shares as Scheme Consideration and Option Scheme Consideration;

(x)	(suspension of trading) apply to ASX to suspend trading in SMX Shares with effect from the close of trading on the Effective Date;

(y)	(implementation of Option Scheme) if the Option Scheme is approved by the Court:

(i)

lodge with ASIC an office copy of the Court order approving the Option Scheme as approved by the SMX Optionholders at the Option Scheme Meeting in accordance with section 411(10) of the Corporations Act on the first Business Day after that office copy is received (or any later date agreed in writing by Lionheart);

(ii)	determine the entitlements to Option Exercise Shares and Cancellation Consideration at the Option Scheme Record Date in accordance with the Option Scheme;

(iii)	cancel the Scheme Options on the Implementation Date; and

(iv)	do all things contemplated by or necessary to give effect to the Option Scheme and the orders of the Court approving the Option Scheme;

(z)

(listing) take all reasonable steps to maintain SMX’s listing on ASX, notwithstanding any suspension of the quotation of SMX Shares, up to and including one Business Day after the Implementation Date, including making appropriate applications to ASX and ASIC and take all steps reasonably requested by Lionheart to obtain the approval of ASX to the de-listing of SMX following implementation of the Scheme;

(aa)

(Registry details) subject to the terms of the Scheme, provide all necessary directions to the Registry promptly to provide any information that Lionheart requires in relation to the Register, including any sub-register, and where requested by Lionheart, SMX must procure whatever information to be provided in the electronic form as is reasonably requested by Lionheart;

(bb)

(proxy solicitation) if requested by Lionheart, retain a proxy solicitation services firm to assist SMX with the solicitation of votes at the Scheme Meeting and the Option Scheme Meeting and provide Lionheart with copies of or access to information regarding the Scheme Meeting and the Option Scheme Meeting generated by that firm, including promptly advising Lionheart, at times that

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Lionheart may reasonably request and at least on a daily basis on each of the last 5 Business Days prior to the date of the Scheme Meeting and Option Scheme Meeting, as to the aggregate tally of the votes received by SMX in respect of the Scheme and the Option Scheme;

(cc)	(compliance with laws) do everything reasonably within its power to ensure that the Schemes are effected in accordance with all applicable laws and regulations;

(dd)	(other steps) do all other things necessary to give effect to the Schemes and the orders of the Court approving the Schemes in accordance with all applicable laws and regulations; and

(ee)

(Parent obligations) for each instance in which Parent has an obligation or covenant under this deed, cause Parent to perform such obligation or covenant and be responsible for any failure of Parent to so perform.

6.3	Lionheart’s obligations

Lionheart must take all reasonable steps to assist SMX to implement the Schemes on a basis consistent with this document and as soon as reasonably practicable, and in particular must:

(a)

(Investigating Accountant) jointly with SMX, appoint the Investigating Accountant and provide assistance and information reasonably required by the Investigating Accountant to enable it to prepare the Investigating Accountant’s Report;

(b)

(assistance with Scheme Booklet and Court documents) promptly provide any assistance or information reasonably requested by SMX or its Representatives in connection with the preparation of the Scheme Booklet (including any supplementary disclosure to SMX Shareholders and SMX Optionholders) and any documents required to be filed with the Court in respect of the Schemes, promptly review the drafts of the Scheme Booklet (including any updated or supplementary Scheme Booklet) prepared by SMX and provide comments on those drafts in a timely manner and in good faith;

(c)

(Lionheart Information) prepare and promptly provide to SMX for inclusion in the Scheme Booklet the Lionheart Information (in accordance in all material respects with all applicable laws, including the Corporations Act, Corporations Regulations, ASIC Regulatory Guide 60 and the Listing Rules) and consent to the inclusion of that information in the Scheme Booklet;

(d)

(further Lionheart Information) promptly provide to SMX any further or new Lionheart Information as may arise after the Scheme Booklet has been sent to SMX Shareholders and SMX Optionholders and until the date of the Scheme Meeting as may be necessary to ensure that the Lionheart Information contained in the Scheme Booklet is not, having regard to applicable disclosure requirements, false, misleading or deceptive in any material respect (including because of any material omission) and to ensure that there would be no breach of clause 13.3(g)) if it applied as at the date on which the further or new Lionheart Information arose;

(e)

(verification) undertake appropriate verification processes for the information supplied by Lionheart in the Scheme Booklet and if requested by SMX in writing, provide a certificate to SMX attesting to the fact appropriate verification processes have been undertaken in respect of such information prior to lodgement of the Scheme Booklet (or any supplementary Scheme Booklet) with ASIC and prior to filing of the Scheme Booklet (or any supplementary Scheme Booklet) with the Court;

(f)	(Independent Expert information) provide any assistance or information reasonably requested by the Independent Expert in connection with the preparation of the Independent Expert’s Report;

(g)

(Consent) provide a consent and use reasonable best efforts to obtain consents from third parties in such form as SMX reasonably requires in relation to the form and content in which the Lionheart Information appears in the Scheme Booklet;

(h)

(Lionheart Deed Poll) no later than the Business Day prior to the First Court Date, sign and deliver the Lionheart Deed Poll and unless the Condition Precedent in clause 3.1(t) has been waived, sign the Lionheart Option Scheme Deed Poll;

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(i)

(representation) procure that, if requested by SMX or if Lionheart so elects, Lionheart is represented by counsel at the Court hearings convened for the purposes of section 411(4)(b) of the Corporations Act, at which, through its counsel, Lionheart will undertake (if requested by the Court) to do all such things and take all such steps within its power as are reasonably necessary in order to ensure fulfilment of its obligations under this document and the Schemes; and

(j)

(Conditions Precedent certificate) before 8.00am on the Second Court Date, provide to SMX for provision to the Court at the hearing on that date a certificate signed by one of its officers and made in accordance with a resolution of its board confirming (in respect of matters within Lionheart’s knowledge) whether or not the Conditions Precedent in clause 3.1 for which Lionheart is responsible, as noted in clause 3.1 (other than sub-clauses 3.1(c) and 3.1(t)) and unless the Condition Precedent in sub-clause 3.1(t) has been waived, the Option Scheme Conditions for which it is responsible, as noted in clause 3.2 (other than the Option Scheme Conditions in sub-clauses 3.2(b) and 3.2(e)), have been satisfied of waived in accordance with clause 3, a draft of which must be provided to SMX by 5.00pm on the Business Day prior to the Second Court Date.

6.4	Parent’s obligations

Parent must take all reasonable steps to assist SMX to implement the Schemes in accordance with this document and as soon as reasonably practicable and in particular must:

(a)

(consent) provide a consent and use reasonable best efforts to obtain consents from third parties in such form as SMX and Lionheart reasonably require in relation to the form and content in which information about Parent appears in the Scheme Booklet;

(b)

(Deed Poll) no later than the Business Day prior to the First Court Date, sign and deliver the Deed Poll and unless the Condition Precedent in clause 3.1(t) has been waived, sign the Option Scheme Deed Poll;

(c)	(Scheme Consideration) if the Scheme becomes Effective, provide or procure the provision of the Scheme Consideration in the manner and amount contemplated by clause 4.3 and the terms of the Scheme;

(d)

(agree to become SMX’s sole shareholder) if the Scheme becomes Effective, on the Implementation Date and subject to completion of the cancellation of all SMX Shares under the Capital Reduction, do all things necessary to subscribe for an SMX Share and otherwise agree to become a member of SMX in accordance with the constitution of SMX as consideration for the issuance of the Parent Shares as Scheme Consideration and Option Scheme Consideration; and; and

(e)

(Cancellation Consideration) if the Option Scheme becomes Effective, provide or procure the provision of the Cancellation Consideration in the manner and amount contemplated by clause 5.2 and the terms of the Option Scheme.

6.5	Scheme Booklet responsibility statement

The responsibility statement to appear in the Scheme Booklet, in a form to be agreed by the parties, will contain words to the effect of:

(a)

SMX has prepared, and is responsible for, the content of the Scheme Booklet other than, to the maximum extent permitted by law, the Lionheart Information, the Independent Expert’s Report, the Investigating Accountant’s report or any other report or letter issued to SMX by a third party and that Lionheart and its directors and officers do not assume any responsibility for the accuracy or completeness of the sections of the Scheme Booklet that SMX has prepared and has responsibility for; and

(b)

Lionheart has prepared, and is responsible for, the Lionheart Information in the Scheme Booklet (and no other part of the Scheme Booklet) and that SMX and its directors and officers do not assume any responsibility for the accuracy or completeness of the sections of the Scheme Booklet that Lionheart has prepared and has responsibility for.

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6.6	Disagreement on content of Scheme Booklet etc

If Lionheart and SMX disagree on the form or content of the Scheme Booklet or any documents in connection with the Scheme, they must consult in good faith to try to settle an agreed form of the Scheme Booklet. If complete agreement is not reached after reasonable consultation, then:

(a)

if the disagreement relates to the form or content of the Lionheart Information or information related to the Merged Group contained in the Scheme Booklet, SMX will make any amendments as Lionheart reasonably requires; and

(b)

if the disagreement relates to the form or content of any other part of the Scheme Booklet, the SMX Board will, acting in good faith, decide the final form or content of the disputed part of the Scheme Booklet.

6.7	Verification

SMX and Lionheart must each undertake appropriate due diligence and verification processes for the information supplied by that party in the Scheme Booklet.

6.8	Conduct of Court proceeding

SMX and Lionheart are entitled to separate representation at all Court proceedings relating to the Scheme. This document does not give SMX or Lionheart any right or power to give undertakings to the Court for or on behalf of the other party without that party’s written consent. SMX and Lionheart must give all undertakings to the Court in all Court proceedings which are reasonably required to obtain Court approval and confirmation of the Scheme as contemplated by this document.

6.9	Appeal process

If the Court refuses to make orders convening the Scheme Meeting or Option Scheme Meeting or approving the Scheme or Option Scheme, Lionheart and SMX must appeal the Court’s decision to the fullest extent possible except to the extent that:

(a)	the parties agree otherwise; or

(b)	an independent senior counsel advises that, in their opinion, an appeal would have no reasonable prospect of success before the End Date,

in which case either party may terminate this document in accordance with clause 14.1(f).

6.10	No partnership or joint venture

Subject to this document, nothing in this clause requires either SMX or Lionheart to act at the direction of the other. The business of the SMX Group and the Lionheart Group will continue to operate independently from the other until the Implementation Date. The parties agree that nothing in this document constitutes the relationship of a partnership or a joint venture between the parties.

7.	Board recommendation

7.1	SMX Board recommendation

Without limiting and subject to clause 10, SMX must ensure that the SMX Board (and each SMX Director) makes and does not withdraw or change its or their recommendation in favour of:

(a)	the Capital Reduction and Scheme, and that each SMX Director votes any SMX Shares in which they have a Relevant Interest in favour of the Capital Reduction and Scheme, unless:

(i)

there is an SMX Superior Proposal and the SMX Board determines in good faith and acting reasonably, having received legal advice from its external legal advisers (who must be reputable advisers experienced in transactions of this nature) that failing to do so would constitute a breach of their fiduciary or statutory duties to SMX Shareholders; or

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(ii)

the Independent Expert concludes that the Capital Reduction and Scheme is not in the best interests of SMX Shareholders, or adversely changes its previously given opinion that the Capital Reduction and Scheme is in the best interests of SMX Shareholders;

(b)	the Option Scheme, and that each SMX Director votes any SMX Options they hold in favour of the Option Scheme, unless:

(i)

there is an SMX Superior Proposal and the SMX Board determines in good faith and acting reasonably, having received legal advice from its external legal advisers (who must be reputable advisers experienced in transactions of this nature) that failing withdraw or change it recommendation in favour of the Scheme would constitute a breach of their fiduciary or statutory duties to SMX Shareholders; or

(ii)

the Independent Expert concludes that the Option Scheme is not in the best interests of SMX Optionholders, or adversely changes its previously given opinion that the Option Scheme is in the best interests of SMX Optionholders.

7.2	Lionheart Board recommendation

The Lionheart Board must make and not withdraw or change its recommendation that Lionheart Shareholders vote in favour of the Lionheart Proposals, unless there is a Lionheart Competing Transaction and the Lionheart Board determines in good faith and acting reasonably, having received legal advice from its external legal advisers (who must be reputable advisers experienced in transactions of this nature) that failing withdraw or change it recommendation in favour of the Scheme would constitute a breach of their fiduciary or statutory duties to Lionheart Shareholders.

7.3	Withdrawal or change of recommendation

Without limiting, and subject to clause 10, if the SMX Board (or any SMX Director) proposes to withdraw or change its or their recommendation in accordance with clause 7.1:

(a)	SMX must notify Lionheart in writing as promptly as reasonably practicable; and

(b)

the parties must consult in good faith for 5 Business Days after the date on which the notification in clause 7.3(a) is given to consider and determine whether the recommendation in place at the time can be maintained. That recommendation cannot be withdrawn or changed in accordance with clause 7.1 until the end of the consultation period (provided that, in the case of an actual, proposed or potential SMX Competing Transaction, SMX must comply with clause 10.8 in lieu of this clause 7.3).

8.	Directors and employees

8.1	Appointment/retirement of SMX directors

On the Implementation Date, but subject to the Scheme Consideration having been provided to the Scheme Participants and receipt by SMX of signed consents to act, SMX must:

(a)	cause the appointment of each Incoming Director to the SMX Board as of such Implementation Date; and

(b)

procure that each of the Outgoing Directors retire from the SMX Board and provide written notice to the effect that they have no claim outstanding for loss of office, remuneration or otherwise against SMX, Lionheart or Parent, in each case, in accordance with the SMX Constitution, the Corporations Act and the Listing Rules.

8.2	Directors’ and officers’ insurance

(a)

Subject to the Scheme becoming Effective and subject to the Corporations Act, Parent undertakes in favour of SMX and each other person who is an SMX Indemnified Party that it will, for a period of 7 years from the Implementation Date (except as otherwise provided in clause 8.3):

(i)	ensure that the constitutions of SMX and each other member of the SMX Group (including any successor entities thereto) continue to contain the rules that are contained in those

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constitutions at the date of this document that provide for each company to indemnify each of its directors and officers against any liability incurred by that person in his or her capacity as a director or officer of the company to any person other than a member of the Lionheart Group; and

(ii)

procure that SMX and each other member of the SMX Group comply with any deeds of indemnity, access and insurance entered into by them in favour of their respective directors and officers from time to time.

(b)

At or prior to the Implementation Date, SMX must purchase a 7-year prepaid “run-off” directors’ and officers’ liability insurance policy (“D&O Run-Off Policy”) on terms and conditions providing coverage retentions, limits and other material terms (including in relation to deductibles) substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by members of the SMX Group with respect to matters arising at or prior to the Implementation Date. In connection with obtaining such D&O Run-Off Policy, SMX must consult in good faith with Lionheart regarding the proposed terms of the D&O Run-Off Policy and permit Lionheart to participate in all negotiations over such terms.

8.3	Period of undertaking

The undertakings contained in clause 8.2 are given until the earlier of the end of the relevant period specified in that clause or the relevant member of the SMX Group ceasing to be a Subsidiary of Parent.

8.4	Release of SMX Indemnified Parties

Subject to the Corporations Act, Lionheart releases its rights, and agrees with SMX that it will not make a claim against any SMX Indemnified Party (other than SMX and its Subsidiaries) as at the date of this document and from time to time in connection with:

(a)	any breach of any representations and warranties of SMX or any other SMX Group entity in this document; or

(b)	any disclosures containing any statement which is false or misleading whether in content or by omissions,

whether current or future, known or unknown, arising at common law, in equity, under statute or otherwise, except where the SMX Indemnified Party has engaged in wilful misconduct or fraud. Nothing in this clause 8.4 limits any termination rights of Lionheart under clause 14.1.

8.5	Benefit of undertaking for SMX Group

SMX acknowledges that it receives and holds the benefit of clause 8.2 and 8.4 to the extent it relates to each SMX Indemnified Party on behalf of each of them.

8.6	Release of Lionheart Indemnified Parties

Subject to the Corporations Act, SMX releases its rights, and agrees with Lionheart that it will not make a claim against any Lionheart Indemnified Party (other than Lionheart and its Subsidiaries) as at the date of this document and from time to time in connection with:

(a)	any breach of any representations and warranties of Lionheart or any other Lionheart Group entity in this document; or

(b)	any disclosures containing any statement which is false or misleading whether in content or by omissions,

whether current or future, known or unknown, arising at common law, in equity, under statute or otherwise, except where the Lionheart Indemnified Party has engaged in wilful misconduct or fraud. Nothing in this clause 8.6 limits any termination rights of SMX under clause 14.

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8.7	Benefit of undertaking for Lionheart Group

Lionheart acknowledges that it receives and holds the benefit of clause 8.6 to the extent it relates to each Lionheart Indemnified Party on behalf of each of them.

9.	Conduct of business

9.1	Overview

From the date of this document up to and including the Implementation Date, SMX must, and must cause each member of the SMX Group to, use all reasonable endeavours to conduct its business in all material respects in the ordinary course consistent with business plans and budgets Disclosed to Lionheart and in substantially the same manner as previously conducted.

9.2	Specific obligations

Without limiting clause 9.1 and other than with the prior written approval of Lionheart (such approval not to be unreasonably withheld or delayed), SMX must, during the period contemplated by clause 9.1, use reasonable best efforts to ensure that SMX and each member of the SMX Group:

(a)	(business and material assets) maintains the condition of its business and material assets in all material respects;

(b)	(key officers and employees) keeps available the services of its key officers and key employees;

(c)	(relationships) preserves its material relationships with key customers, suppliers, licensors, licensees, joint venturers and others with whom it has business dealings in all material respects;

(d)

(change of control provisions) identifies any change of control or similar provisions in any contracts in limbs (b), (c) and (d) of the definition of Material Contracts (Specified Material Contracts) any other significant contracts as reasonably requested by Lionheart, and obtain the consents of relevant persons who have rights in respect of those Specified Material Contracts, and cooperate with Lionheart in good faith to discuss obtaining consent in respect of such other significant contracts for, the transactions contemplated by the Scheme, provided that:

(i)	Lionheart must cooperate with, and provide reasonable assistance to SMX to obtain such consents, including by promptly providing any information reasonably required by counterparties;

(ii)	SMX is not required to make any payment to obtain any such consent prior to the Implementation Date; and

(iii)	a failure by SMX or a member of the SMX Group to obtain any such consent in and of itself will not constitute a breach of this document by SMX.

9.3	Prohibited actions

Other than with the prior written approval of Lionheart (such approval not to be unreasonably withheld or delayed) SMX must not, and must ensure that each member of the SMX Group does not, during the period referred to in clause 9.1:

(a)	(Material Contracts; Restraints)

(i)

other than in the ordinary course of business or as would not be adverse to the SMX Group or the Merged Group in any material respect, enter into, terminate (other than non-renewals occurring in the ordinary course of business), amend or waive any right under, or agree to do any of the foregoing with respect to, any Material Contract; or

(ii)

enter into any contract or commitment (A) restraining in any material respect any member of the Merged Group from competing with any person or conducting activities in any market, (B) obligating in any material respect any member of the Merged Group to conduct business with any third party on a preferential or exclusive basis or (C) containing “most favoured nation” or similar provisions that would bind the Merged Group in any material respect.

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(b)	(lines of business) enter into any new line of business that is materially different to the SMX’s Group’s existing business;

(c)

(capital expenditure) incur or make any capital expenditures or enter into arrangements or agreements providing for capital expenditures or otherwise commit to do so, whether in one transaction or in a series of related transactions, in excess of A$400,000 in the aggregate or A$100,000 individually;

(d)

(derivative instruments) enter into any agreement, arrangement or transaction with respect to derivative instruments (including swaps, futures contracts, forward commitments, commodity derivatives or options) or similar instruments;

(e)

(accounting policies) change any accounting policy applied by a member of the SMX Group to report their financial position in any material respect other than any change required by a change in the Accounting Standards or US GAAP;

(f)

(tax) settle or compromise or make, change or revoke any concessions in relation to any material Tax claims, liabilities or disputes or make any election in relation to Tax, adopting a position in relation to Tax, or otherwise engage in any transaction, act or event which gives rise to any Tax liability which is outside the ordinary course of business as it was conducted prior to the date of this document;

(g)

(legal proceedings) settle any legal proceedings, claim, investigation, arbitration or other like proceedings, except where such settlement would result in monetary obligations involving the payment of monies of not more than A$400,000 in the aggregate or A$100,000 individually, does not involve the imposition of injunctive relief or other non-monetary obligations, including admission of wrongdoing (other than to pay such monies or customary confidentiality or other non-monetary obligations that are incidental to the agreement to pay such monies) on the SMX Group (or on the Merged Group after implementation of the Scheme) and would not create any adverse precedent that would be material to the SMX Group (or the Merged Group after implementation of the Scheme);

(h)

(compensation and employment arrangements) other than as required pursuant to the terms of an SMX Employee Plan in place as of the date of this document and included in the SMX Data Room (having library reference number I), or adopted or amended not in violation of this document, or as is necessary to comply with clause 4.7:

(i)

increase the remuneration of, or otherwise vary the service or employment arrangements with, any of its current or former directors, officers, or employees, other than annual increases in remuneration or benefits for employees, made in the ordinary course of business consistent with past practice that, in each case, do not exceed 50% of such individual’s annual cash compensation immediately prior to the increase;

(ii)	grant any new equity-based awards or amend or modify the terms of any outstanding equity-based awards;

(iii)	pay or award, or agree to pay or award, any cash bonuses or cash incentive compensation, termination or retention payments;

(iv)

pay or agree to pay to any current or former director, officer, employee or other service provider any pension, retirement allowance or other benefit in excess of those in place as of the date of this document and included in the SMX Data Room (having library reference number I) or permitted in accordance with clause 9.3(h)(vii);

(v)

enter into any new, or amend any existing, employment, change in control, retention or severance or termination agreement with any current or former director, officer, employee or other service provider, other than (i) agreements with new hires or newly promoted employees

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who are permitted to be hired or promoted under clause 9.3(h)(vii) where such agreements are materially consistent with those provided to other similarly situated employees and do not provide any retention, equity award grants or enhanced (change in control) severance or (ii) to provide severance compensation and severance benefits (excluding any enhanced change in control severance) in the ordinary course of business as it was conducted prior to the date of this document to employees who are terminated under circumstances permitted by clauses 9.3(h)(v) and 9.3(h)(vii);

(vi)	establish any SMX Employee Plan which was not in place as at the date of this document, or amend or terminate any SMX Employee Plan, other than as contemplated by clause 4.7;

(vii)

offer employment to, promote an existing employee, or terminate the employment of any employee or individual service provider who is a second level report to the CEO and above, other than terminations for “cause” (as determined by the SMX Group in its reasonable discretion);

(viii)	enter into, amend or terminate any collective bargaining agreement or other labor agreement; or

(ix)	waive any non-competition or non-solicitation obligation of any direct report of either of the SMX Chief Executive Officers (each a “CEO Direct Report”) or any direct report of a CEO Direct Report;

(i)

(accelerate rights) accelerate or fund the rights of any of its directors, officers or employees to compensation or benefits of any kind (including under any SMX executive or employee share plans), other than as permitted under clause 9.3(h) or as required pursuant to the terms of the SMX Employee Plan;

(j)

(Intellectual Property) (A) sell, assign, transfer or grant any exclusive license to, or (B) abandon or permit to let lapse or expire (other than immaterial in-bound licenses to the SMX Group that the SMX Group would allow to expire in the ordinary course of business in accordance with their terms), any Intellectual Property material to the business of the SMX Group as conducted as of the date of this document, and as proposed by the SMX Group as of the date of this document to be conducted in the future;

(k)

(Encumbrance) creates any Encumbrance over or declares itself the trustee of any part of its business or assets, other than a lien that arising by operation of law, legislation or in the ordinary course of business;

(l)	(indebtedness) incur, assume, guarantee or become liable for any Indebtedness, other than:

(i)

US$3 million in medium term notes, secured against SMX’s shares in trueGold Consortium Pty Ltd, which are not convertible into equity in SMX, with attaching warrants in Parent, on terms approved by Lionheart in writing (provided, for the avoidance of doubt, Lionheart may elect, in its sole discretion, to cause the proceeds of the notes to be used to fund all or any portion of Sponsor’s obligation to deposit funds into the Trust Fund in connection with an extension of the End Date pursuant to Section 9.1(b) of the SPAC Amended and Restated Certificate of Incorporation);

(ii)	intercompany Indebtedness;

(iii)	guarantees by SMX or any direct or indirect wholly owned Subsidiary of SMX of indebtedness of SMX or any other direct or indirect wholly owned Subsidiary of SMX; or

(iv)

any Indebtedness incurred to refinance, roll over, replace or renew any Indebtedness already outstanding as of the date of this document, provided that (A) the principal amount of such refinancing, roll-over, replacement or renewed Indebtedness is not materially greater than the principal amount of the Indebtedness being refinanced, rolled over, replaced or renewed (plus

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accrued interest, and a reasonable amount of premium, fees and expenses incurred in connection with such refinancing), (B) such Indebtedness is on terms consistent in all material respects with the Indebtedness being refinanced, rolled over, replaced or renewed, taking into account conditions in the capital markets at the time such Indebtedness is incurred, and (C) such Indebtedness does not consist of securities or instruments convertible into securities;

(m)	(real property)

(i)	acquire or agree to acquire any material real property or enter into, or agree to enter into, any material lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee);

(ii)

sell, assign, dispose of, surrender or exercise any right to terminate, or agree to sell, assign, dispose of, surrender or exercise any right to terminate, any material lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) other than, in each case, expirations or surrenders of any leases or subleases in accordance with their terms or in the ordinary course of business;

(iii)	materially modify or amend or exercise any right to renew any material lease, or waive any material term or condition thereof or grant any consents thereunder; or

(iv)

grant or otherwise create or consent to the creation of any easement, covenant, restriction, assessment or charge affecting, in any material respect, any material real property leased by a member of the SMX Group, or any interest therein or part thereof;

(n)	(Prescribed Events) take any action that, or fail to take any action whose omission, would give rise to any SMX Prescribed Event; or

(o)	(agree) agree to do any of the matters set out above.

9.4	Exceptions to SMX conduct of business provisions

Nothing in this clause 9 restricts the ability of SMX to take any action which:

(a)	is expressly required or permitted by this document, the Scheme, the BCA, the other Transaction Documents or otherwise required by law or regulation;

(b)	has been Disclosed to Lionheart in the SMX Disclosure Letter;

(c)	has been agreed to in writing by Lionheart (with such agreement not to be unreasonably withheld, delayed or conditioned); or

(d)

is reasonably and prudently required to respond to any epidemic, pandemic (including COVID-19 or any COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing).

9.5	Lionheart conduct of business

(a)

Other than with the prior written approval of SMX (such approval not to be unreasonably withheld, delayed or conditioned), Lionheart must, from the date of this document up to and including the Implementation Date, use reasonable best efforts to ensure that Lionheart and each member of the Lionheart Group:

(i)	(business and material assets) maintains the condition of its business and material assets in all material respects;

(ii)	(key officers and employees) keeps available the services of its key officers and key employees; and

(iii)	(relationships) preserves its material relationships with customers, suppliers, licensors, licensees, joint venturers and others with whom it has business dealings in all material respects.

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(b)

Other than with the prior written approval of SMX (such approval not to be unreasonably withheld or delayed), from the date of this document up to and including the earlier of termination of this document in accordance with its terms and the Implementation Date, Lionheart must, and must cause each member of the Lionheart Group to, not take any action that, or fail to take any action whose omission, would give rise to any Lionheart Prescribed Event.

(c)	Nothing in this clause 9.5 restricts the ability of Lionheart to take any action which:

(i)	is expressly required or permitted by this document, the Scheme, the BCA, the other Transaction Documents or otherwise required by law or regulation;

(ii)	has been Disclosed to SMX in the Lionheart Disclosure Letter;

(iii)	has been agreed to in writing by SMX (with such agreement not to be unreasonably withheld, delayed or conditioned); or

(iv)

is reasonably and prudently required to respond to any epidemic, pandemic (including COVID-19 or any COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing).

9.6	Parent conduct of business

Other than with the prior written approval of Lionheart (such approval not to be unreasonably withheld or delayed) Parent must not and must cause its Subsidiaries not to, and SMX must ensure that Parent does not and causes its Subsidiaries not to, from the date of this document up to and including the Implementation Date, except to the extent contemplated by this document, the BCA, the Schemes, or any other Transaction Document:

(a)	(conduct) carry on business, grant any right or incur any liability;

(b)	(conversion) convert all or any of its shares into a larger or smaller number of shares;

(c)	(ownership) permit any transfer of its shares to occur, or any Encumbrance or trust to be created over or in respect of its shares (or any interest in them);

(d)	(reduction of share capital) resolve to reduce its share capital in any way or resolve to reclassify, combine, split or redeem or repurchase directly or indirectly any of its shares;

(e)	(buy-back)

(i)	repurchase, redeem or otherwise acquire any shares of capital stock of Parent, or agree to do any of the foregoing;

(ii)	enter into a buy-back agreement; or

(iii)	resolve to approve the terms of a buy-back agreement;

(f)	(distribution) make or declare, or announce an intention to make or declare, any distribution (whether by way of dividend, capital reduction or otherwise and whether in cash or in specie);

(g)	(issuing or granting shares or options)

(i)	issue any shares;

(ii)	grant an option over its shares; or

(iii)	agree to make an issue of or grant an option over shares;

(h)	(securities or other instruments) issue or agree to issue securities or other instruments convertible into shares;

(i)	(constitution) adopt a new constitution or modify or repeal its constitution or a provision of it;

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(j)	(acquisitions, disposals or tenders):

(i)	acquire or dispose of;

(ii)	agree to acquire or dispose of; or

(iii)	offer, propose, announce a bid or tenders for,

any business, entity or undertaking or assets;

(k)	(encumbrances) create, or agree to create, any Encumbrance over or declares itself the trustee of any of its business or property;

(l)	(merger) merge or consolidate with any other person or restructure, reorganise or completely or partially liquidates or dissolve;

(m)	(Insolvency) become Insolvent;

(n)	(contracts) enter into any agreement, contract or commitment;

(o)	(employees) engage any employee;

(p)	(indebtedness) incur, assume, guarantee or become liable for any Indebtedness;

(q)	(expenditure) incur or make any expenditure;

(r)	(assets) own any real or personal property;

(s)	(legal proceedings) commence any legal proceedings, or threaten to do so.

9.7	Access to people and SMX Information

Between the date of this document and the Implementation Date, SMX must, and must procure that each other member of the SMX Group:

(a)

as soon as reasonably practicable provides Lionheart and its officers and advisers with any documents, records, and other information (subject to any existing confidentiality obligations owed to third parties, or applicable privacy laws) reasonably requested by them and provide Lionheart and its officers and advisers with reasonable access to SMX’s officers and advisers which Lionheart reasonably requires for the purposes of:

(i)	understanding SMX’s financial position (including its cash flow and working capital position), trading performance and management control systems;

(ii)	implementing the Scheme; and

(iii)	preparing for carrying on the business of SMX following implementation of the Scheme; and

(iv)

any other purpose which is agreed in writing between the parties (acting reasonably), provided that compliance with any such request would not, in the reasonable opinion of SMX (acting in good faith), result in undue disruption to the SMX Group’s business and provided that SMX is not required to facilitate physical access where SMX is restricted from doing so by any COVID-19 Measures; and

(b)

SMX will not be required to provide any access or take any action contemplated by this clause 9.7 to the extent that to do so would breach, any applicable law or regulation or any obligations of confidentiality owed to third parties as of the date of this document, or result in the loss of legal privilege or to do so would cause undue disruption to the SMX Group’s business, provided, that SMX shall, and shall cause its Subsidiaries to, use reasonable best efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including (x) obtaining any required consent from any third party and (y) redacting such information only to the extent necessary to comply with any law, regulation or obligation of confidentiality or to prevent loss of legal privilege) and to provide such information as to the applicable matter as can be conveyed.

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9.8	PIPE Investment

Without limiting anything to the contrary contained herein, between the date hereof and 8:00am on the Second Court Date, each of SMX and Lionheart may, but shall not be required to, enter into (and subsequently consummate) subscription agreements with investors relating to a private investment to purchase Lionheart A Shares or other securities of SMX or Lionheart in connection with a private placement, and/or enter into backstop or redemption waiver arrangements with potential investors, in either case on terms mutually agreeable to the Lionheart, SMX and Parent, acting reasonably (a PIPE Investment), and, if either SMX or Lionheart elects to seek a PIPE Investment, the other parties shall, and shall use commercially reasonable efforts to cause their respective Representatives to, cooperate with each other and their respective Representatives in connection with such PIPE Investment and use their respective commercially reasonable efforts to cause such PIPE Investment to occur (including having such party’s senior management participate in any investor meetings and roadshows as reasonably requested by the other party).

10.	Exclusivity

10.1	No existing discussions

(a)	Lionheart represents and warrants to SMX that:

(i)

at the date of this document neither it nor any of its Representatives is party to any agreement or arrangement with any person entered into in relation to, or for the purposes of facilitating a Lionheart Competing Transaction;

(ii)

at the date of this document neither it, nor any of its Representatives is directly or indirectly participating in any discussions or negotiations with a person in relation to, or with a view to, or that might reasonably be expected to encourage or lead to, a Lionheart Competing Transaction; and

(iii)

on the date of this document it will terminate any due diligence access granted to a person for the purpose of the person making, formulating, developing or finalising a Lionheart Competing Transaction and it will promptly request the return of all confidential information of Lionheart from any such party and terminate its access to any such confidential information on an ongoing basis. Lionheart agrees to not waive, and to enforce, any standstill obligations owed to Lionheart (to the extent applicable).

(a)	SMX represents and warrants to Lionheart that:

(i)

at the date of this document neither it nor any of its Representatives nor Parent or any of its Representatives is party to any agreement or arrangement with any person entered into in relation to, or for the purposes of facilitating a SMX Competing Transaction;

(ii)

at the date of this document neither it, nor any of its Representatives nor Parent or any or its Representatives, is directly or indirectly participating in any discussions or negotiations with a person in relation to, or with a view to, or that might reasonably be expected to encourage or lead to, a SMX Competing Transaction; and

(iii)

on the date of this document it will terminate any due diligence access granted to a person for the purpose of the person making, formulating, developing or finalising a SMX Competing Transaction and it will promptly request the return of all confidential information of SMX from any such party and terminate its access to any such confidential information on an ongoing basis. SMX agrees to not waive, and to enforce, any standstill obligations owed to SMX (to the extent applicable).

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10.2	No-shop

During the Exclusivity Period, SMX and Lionheart must ensure that neither it nor any of their Representatives and SMX must ensure that neither Parent nor any of its Representatives, directly or indirectly:

(a)	solicits, invites, facilitates, encourages or initiates any enquiries, negotiations or discussions; or

(b)	communicates any intention to do any of these things,

with a view to obtaining any offer, proposal or expression of interest from any person in the case of SMX or Parent, in relation to an SMX Competing Transaction and in the case of Lionheart, a Lionheart Competing Transaction.

10.3	No-talk

Subject to clause 10.5, during the Exclusivity Period, SMX and Lionheart must ensure that neither they nor any of its Representatives, and SMX must ensure that neither Parent nor any of its Representatives:

(a)	negotiate or enter into negotiations or discussions regarding; or

(b)	participates in negotiations or discussions with any other person regarding,

in the case of SMX or Parent any SMX Competing Transaction and in the case of Lionheart any Lionheart Competing Transaction or any agreement, understanding or arrangement that could be reasonably expected to lead to in the case of SMX or Parent, any SMX Competing Transaction or in the case of Lionheart, any Lionheart Competing Transaction, even if that person’s SMX Competing Transaction or Lionheart Competing Transaction was not directly or indirectly solicited, invited, encouraged or initiated by SMX, Parent or Lionheart (as the case may be) any of their Representatives or the person has publicly announced the SMX Competing Transaction or Lionheart Competing Transaction.

10.4	Due diligence information

Subject to clauses 10.5 and 10.6, during the Exclusivity Period, each party must ensure that neither they nor any of their Representatives, and SMX must ensure that neither Parent nor any of its Representatives:

(a)

enables any other person other than another party or their Representatives to undertake due diligence investigations in the case of SMX or Parent, on any member of the SMX Group or their business or operations or in the case of Lionheart, on any member of the Lionheart Group or their businesses or operations, or solicit, invite, initiate, encourage, facilitate or permit any other person other than the other party to this deed or their Representatives to undertake due diligence investigations, in the case of SMX or Parent, on any member of the SMX Group or their business or operations or in the case of Lionheart, on any member or Lionheart Group or any of their businesses or operations, in connection with the person formulating, developing or finalising, or assisting in the formulation, development or finalisation of, in the case of SMX or Parent, any SMX Competing Transaction or in the case of Lionheart, any Lionheart Competing Transaction; or

(b)

makes available to any other person, or permits any other person to receive, other than another party or its Representatives (in the course of due diligence investigations or otherwise) any non-public information relating to any member, in the case of SMX or Parent, of the SMX Group or their business or operations or in the case of Lionheart, of the Lionheart Group or their businesses or operations in connection with the person formulating, developing or finalising, or assisting in the formulation, development or finalisation of, in the case of SMX or Parent, any SMX Competing Transaction or in the case of Lionheart, any Lionheart Competing Transaction.

10.5	Exceptions

Clause 10.3 and 10.4 do not apply to the extent that they restrict SMX or the SMX Board from taking or refusing to take any action with respect to a genuine SMX Competing Transaction that did not result,

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directly or indirectly, from a material breach of clauses 10.2, 10.3 or 10.4, provided that the SMX Board has determined, in good faith:

(a)	after receiving advice from its external financial advisors, that the SMX Competing Transaction is, or would reasonably be expected to become, an SMX Superior Proposal; and

(b)

after receiving written advice from its external legal advisors, that failing to respond to the SMX Competing Transaction would be reasonably likely to constitute a breach of any member of the SMX Board’s fiduciary or statutory obligations, provided that if SMX makes available to any such offeror any non-public information relating to any member of the SMX Group or their businesses or operations, SMX may only do so pursuant to a confidentiality agreement with terms no less favourable in the aggregate to SMX than those contained in the Confidentiality Agreement.

10.6	Further exceptions

Subject to the Confidentiality Agreement, nothing in this document prevents SMX or Lionheart from:

(a)	continuing to make normal presentations to, and to respond to enquiries from, brokers, portfolio investors and analysts in the ordinary course in relation to the Scheme or its business generally; or

(b)	fulfilling its continuous disclosure requirements as required by law.

10.7	Notice of unsolicited approach

(a)

During the Exclusivity Period, SMX and Lionheart must promptly (and in any event within 24 hours) inform the other party if it or, to its knowledge, any of its Representatives, or in the case of SMX, Parent or any of its Representatives:

(i)	receives any approach with respect to in the case of SMX or Parent, any SMX Competing Transaction and in the case of Lionheart, any Lionheart Competing Transaction;

(ii)

receives any request for information in the case of SMX or Parent, relating to any member of the SMX Group or their business or operations or in the case of Lionheart, relating to any member of the Lionheart Group any of their businesses or operations or any request for access to any non-public information in the case of SMX or Parent, in respect of any member of the SMX Group or their business or operations or in the case of Lionheart, in respect of any member of the Lionheart Group or their business or operations in connection with in the case of SMX or Parent, a current or future SMX Competing Transaction or in the case of Lionheart, a current or future Lionheart Competing Transaction; or

(iii)

provides any information relating in the case of SMX or Parent, to any member of the SMX Group or their business or operations or in the case of Lionheart, any member of the Lionheart Group or any of their businesses or operations to any person in connection with or for the purposes of, in the case of SMX or Parent, a current or future SMX Competing Transaction or in the case of Lionheart, a current or future Lionheart Competing Transaction.

(b)	A notice given under clause 10.7(a) must be accompanied by all material details of the relevant event, including (as the case may be):

(i)

the identity of the person who made the relevant approach, inquiry or proposal to initiate discussions or negotiations referred to in clause 10.7(a)(i), who made the relevant request for information referred to in clause 10.7(a)(ii), or to whom any information referred to in clause 10.7(a)(iii) was provided;

(ii)

the material terms and conditions (including price, conditions precedent, timetable and break or reimbursement fee (if any), or any other similar material terms) in the case of SMX, of any SMX Competing Transaction or any proposed SMX Competing Transaction (to the extent known) and in the case of Lionheart, of any Lionheart Competing Transaction or any proposed Lionheart Competing Transaction (to the extent known); and

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(iii)	the nature of the information requested and/or provided.

(c)	During the Exclusivity Period, SMX must promptly provide Lionheart with:

(i)	in the case of written materials, a copy of; or

(ii)	in any other case, a written statement of,

any non-public information relating to SMX, its Related Bodies Corporate or any of their respective businesses and operations made available to or received by any person from SMX or any of its Representatives, or Parent or any of its Representatives in connection with the person formulating, developing or finalising, or assisting in the formulation, development or finalisation of, an SMX Competing Transaction and which differs from, or is more extensive than, the information which has been provided to Lionheart.

(d)

Without limiting SMX’s other obligations under this clause 10.7, SMX shall keep Lionheart reasonably informed, and must ensure that Parent keeps Lionheart reasonably informed, on a prompt and timely basis of the status and material terms and of any material developments, discussions or negotiations regarding any SMX Competing Transaction or proposed SMX Competing Transaction and the material terms and conditions thereof (including any change in price or form of consideration or other material amendment thereto), within 24 hours after the receipt or delivery thereof, keep Lionheart reasonably informed on a prompt and timely basis as to the nature of any non-public information requested of SMX or Parent with respect thereto, and provide information regarding any SMX Competing Transaction or proposed SMX Competing Transaction reasonably requested by Lionheart.

10.8	Matching right

Without limiting clauses 10.2, 10.3 or 10.4, during the Exclusivity Period, SMX:

(a)

must not, and must ensure that each of its Related Bodies Corporate and Parent (and Parent’s Related Bodies Corporate) do not, enter into any agreement, arrangement or understanding (whether or not in writing) pursuant to which a third party or SMX or Parent (or any Related Body Corporate of SMX or Parent) proposes (or both a third party and SMX and/or Parent propose) to undertake or give effect to an actual, proposed or potential SMX Competing Transaction; and

(b)

must procure that the SMX Board does not change (and no SMX Director changes) its recommendation in favour of the Capital Reduction and Scheme to publicly recommend an actual, proposed or potential SMX Competing Transaction, unless:

(c)	the SMX Board acting in good faith after taking advice from its outside legal adviser and financial adviser, determines that the SMX Competing Transaction constitutes an SMX Superior Proposal;

(d)

the SMX Board, after receiving such legal advice from its external legal advisers, determines that the failure to take such actions specified in clause 10.8(a) and/or 10.8(b) would be reasonably likely to constitute a breach of any member of the SMX Board’s fiduciary or statutory duties to SMX Shareholders;

(e)

SMX has provided Lionheart with the material terms and conditions of the SMX Competing Transaction to the extent required by clause 10.7(b) and a written explanation as to why it considers that the SMX Competing Transaction constitutes an SMX Superior Proposal;

(f)

for at least 5 Business Days, SMX and its Representatives have negotiated in good faith with Lionheart and its Representatives, to the extent Lionheart wishes to negotiate and make itself reasonably available to negotiate, to enable Lionheart to propose revisions to the terms of this document; and

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(g)

upon the expiry of such 5 Business Days’ negotiation period, the SMX Board has considered in good faith any proposed revisions to the terms of this document proposed by Lionheart, and has determined in good faith, after taking advice from its outside legal adviser and financial adviser, that such SMX Competing Transaction would nevertheless continue to constitute an SMX Superior Proposal if such revisions proposed by Lionheart were to be given effect and that the failure to take the actions specified in clause 10.8(a) and/or 10.8(b) would continue to constitute a breach of any member of the SMX Board’s fiduciary or statutory duties to SMX Shareholders, in which case SMX must promptly provide Lionheart with reasons for that determination and Lionheart may (but is not obliged to) further propose revisions to the terms of this document within a further period of 2 Business Days (which must be considered by SMX in accordance with this clause 10.8(g)).

If following receipt of proposed revisions to the terms of this document by Lionheart in accordance with clause 10.8(g), the SMX Board does not determine in accordance with clause 10.8(g)) that the SMX Competing Transaction would continue to constitute an SMX Superior Proposal if such revisions proposed by Lionheart were to be given effect, then SMX and Lionheart must use commercially reasonable endeavours to enter into an amended agreement giving effect to the proposed revisions within 10 Business Days.

SMX agrees that each successive material modification to the terms of any SMX Competing Transaction will constitute a new SMX Competing Transaction for the purposes of clause 10.8 and accordingly SMX must comply with this clause 10.8 in respect of any new SMX Competing Transaction.

10.9	Legal advice

Each of SMX and Lionheart acknowledges that it has received legal advice on this document and the operation of this clause.

11.	Lionheart Break Fee

11.1	Acknowledgement and agreement

Each party:

(a)	believes that the implementation of the Transactions will provide significant benefits to its shareholders and the shareholders of the other party; and

(b)

acknowledges and agrees that if it enters into this deed and the Transactions are subsequently not implemented, the Lionheart Group will have incurred significant costs, including significant opportunity costs.

11.2	SMX acknowledgement

SMX acknowledges and agrees that:

(a)	the Lionheart Group incurred and will continue to incur significant costs and expenses in pursuing the Transactions, including:

(i)	legal, financial and other professional advisory costs;

(ii)	costs of management and directors’ time;

(iii)	funding costs;

(iv)	out of pocket expenses; and

(v)	opportunity costs of pursuing the Transactions or in not pursuing alternative transactions or business opportunities;

(b)	the costs and expenses actually incurred by the Lionheart Group are of such nature that they cannot accurately be ascertained;

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(c)	the Lionheart Break Fee is a genuine and reasonable estimate of the costs and expenses that have been or will be actually incurred by the Lionheart Group in pursuing the Transactions;

(d)	the Lionheart Group has negotiated the inclusion of clause 11.3 in this deed and would not have entered into this deed without it; and

(e)

the SMX Board has received external legal and financial advice in relation to this clause 11 and has concluded that it is reasonable and appropriate for SMX to agree to payment of the Lionheart Break Fee in the circumstances described in clause 11.3 in order to secure the Lionheart Group’s entry into this deed.

11.3	Circumstances where Lionheart Break Fee payable

Subject to clauses 11.4(a) and 11.6(a), SMX must pay the Lionheart Break Fee to Lionheart without withholding or set off if:

(a)	failure or change to recommendation of Scheme: during the Exclusivity Period, any SMX Director (even if permitted by this deed):

(i)

withdraws, changes, qualifies, adversely revises or adversely qualifies their support of the Capital Reduction and Scheme or their recommendation that Scheme Participants vote in favour of the Capital Reduction and Scheme or intention to vote in favour of the Capital Reduction and Scheme or fails to recommend that SMX Shareholders vote in favour of the Capital Reduction and Scheme and state they intend to vote in favour of the Capital Reduction and Scheme in the manner described in clause 7.1 (including for the avoidance of doubt, whether or not SMX has used is best endeavours to procure the recommendation);

(ii)	makes a statement:

(A)	supporting, endorsing or recommending any SMX Competing Transaction;

(B)	to the effect that they no longer support the Scheme or Option Scheme; or

(C)	otherwise indicating that they no longer recommend the Transactions,

unless:

(iii)

the Independent Expert concludes in the Independent Expert’s Report (or in any update of, or revision, amendment or addendum to that report), that the Capital Reduction and Scheme is not in the best interests of Scheme Participants (other than where the conclusion is due to the existence of a proposal for an SMX Competing Transaction); or

(iv)

a Governmental Authority of competent jurisdiction requires that he or she abstains from making a recommendation due to an interest the SMX Director has in the Capital Reduction and Scheme that renders it inappropriate for him or her to make or maintain and provided that in such a case the SMX Director:

(A)	simply abstains from making a recommendation in respect of the Capital Reduction and Scheme and does not adversely change or qualify their recommendation; and

(B)	does not make a statement of the kind set out in clause 11.3(a)(ii);

(b)

SMX Competing Transaction: an SMX Competing Transaction is announced or made on or before the Second Court Date and, within 12 months of the date of such announcement, the party making the proposal or an Associate of that party:

(i)	completes in all material respects a transaction of the kind referred to in paragraphs (a)(ii), (a)(iii), (a)(iv) or (b) of the definition of SMX Competing Transaction; or

(ii)

directly or indirectly acquires a Relevant Interest in, or has, or has a right to acquire, a legal, beneficial or economic interest in or control of, 50% of more of SMX Shares or Voting Power of 50% or more in SMX.

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(c)	Lionheart termination: Lionheart terminates this deed under clauses 14.1(d).

(d)

failure or change to recommendation of Option Scheme: during the Exclusivity Period, any SMX Director (even if permitted by this deed) withdraws, changes, qualifies, adversely revises or adversely qualifies their support of the Option Scheme or their recommendation that Option Scheme Participants vote in favour of the Option Scheme or intention to vote in favour of the Option Scheme or fails to recommend that Option Scheme Participants vote in favour of the Option Scheme and state they intend to vote in favour of the Option Scheme in the manner described in clause 7.1 (including for the avoidance of doubt, whether or not SMX has used is best endeavours to procure the recommendation), unless:

(i)

the Independent Expert concludes in the Independent Expert’s Report (or in any update of, or revision, amendment or addendum to that report), that the Option Scheme is not in the best interests of Option Scheme Participants (other than where the conclusion is due to the existence of a proposal for an SMX Competing Transaction);

(ii)

a Governmental Authority of competent jurisdiction requires that he or she abstains from making a recommendation due to an interest the SMX Director has in the Option Scheme that renders it inappropriate for him or her to make or maintain and provided that in such a case the SMX Director:

(A)	simply abstains from making a recommendation in respect of the Option Scheme and does not adversely change or qualify their recommendation; and

(B)	does not make a statement of the kind set out in clause 11.3(a)(ii);

(e)

(failure of condition precedent) The Condition Precedent in clause 3.1(u) (SMX securities) or clause 3.1(i) (SMX Representations and Warranties and Parent Representations and Warranties) is not satisfied, or becomes incapable of being satisfied, by the End Date.

11.4	Lionheart Break fee not payable

Notwithstanding anything else in this deed if the Scheme becomes Effective, then:

(a)	the Lionheart Break Fee is not payable by SMX to Lionheart; and

(b)	if the Lionheart Break Fee has been paid in whole or part by SMX to Lionheart, it must be refunded by Lionheart to SMX within five Business Days after receiving a written demand for payment from SMX.

11.5	Payment of Lionheart Break Fee

(a)	If the Lionheart Break Fee becomes payable under this deed, SMX must pay it without withholding or set-off within 20 Business Days after receipt of a written demand

(b)

The Lionheart Break Fee is payable by SMX to Lionheart only once and, if actually paid to Lionheart in full, Lionheart cannot make any Claim against SMX for any further payment of the Lionheart Break Fee.

(c)	Notwithstanding any other provision of this deed, but subject to clause 11.5(d):

(i)	the maximum aggregate liability of SMX to Lionheart under or in connection with this deed including in respect of any breach of this deed will be the amount of the Lionheart Break Fee;

(ii)

a payment by SMX of the Lionheart Break Fee in accordance with this clause 11 represents the sole and absolute liability of SMX to Lionheart under or in connection with this deed and no further damages, fees, expenses or reimbursements of any kind will be payable by SMX to Lionheart in connection with this deed; and

(iii)

the amount of the Lionheart Break Fee payable to Lionheart under this clause 11 shall be reduced by the amount of any loss or damage recovered by Lionheart in relation to a breach of any other clause of this deed.

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(d)	Clause 11.5(c) does not limit the liability of SMX under or in connection with this deed in respect of any fraud or wilful material breach of this deed by SMX.

11.6	Amendments to Lionheart Break Fee Arrangements

(a)	If any of the following occurs:

(i)	ASIC requires any modification to the Lionheart Break Fee Arrangements as a condition of not opposing the Scheme;

(ii)	the Court requires any modification to the Lionheart Break Fee Arrangements as a condition of making orders convening the Scheme Meeting; or

(iii)

as a result of an application to the Takeovers Panel by a party other than SMX or its Representatives, the Takeovers Panel indicates to either party in writing that, in the absence of a written undertaking pursuant to section 201A of the Australian Securities and Investments Commission Act 2001 (Cth) to modify the Lionheart Break Fee Arrangements, it will make a declaration of unacceptable circumstances, then, subject to clause 11.6(c), the parties must amend this clause 11 to the extent required to give effect to the requirements of ASIC, the Court or the Takeovers Panel, as the case may be, and in the circumstances referred to in clause 11.6(a)(iii) must give the required undertakings.

(b)	The parties:

(i)	must not request ASIC to review, or make or cause or permit to be made any application to the Court or the Takeovers Panel in respect of, the Lionheart Break Fee Arrangements; and

(ii)	must take all reasonable steps to ensure that any modification to clause 11 required by ASIC or the Court or any undertaking required by the Takeovers Panel, has the minimum effect possible.

(c)	The parties are only required under clause 11.6(a) to make a modification, or give an undertaking to modify, clause 11 if:

(i)

no appeal or review proceedings are available from the decision to impose the requirement or the period for lodging an appeal or commencing review proceedings has expired without an appeal having been lodged or review proceedings commenced; or

(ii)	SMX and Lionheart agree in writing not to appeal or seek review of the decision to impose the requirement.

12.	SMX Break Fee

12.1	Acknowledgement and agreement

Each party:

(a)	believes that the implementation of the Transactions will provide significant benefits to its shareholders and the shareholders of the other party; and

(b)	acknowledges and agrees that if it enters into this deed and the Transactions are subsequently not implemented, SMX will have incurred significant costs, including significant opportunity costs.

12.2	Lionheart acknowledgement

Lionheart Group acknowledges and agrees that:

(a)	SMX incurred and will continue to incur significant costs and expenses in pursuing the Transactions, including:

(i)	legal, financial and other professional advisory costs;

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(ii)	costs of management and directors’ time;

(iii)	funding costs;

(iv)	out of pocket expenses; and

(v)	opportunity costs of pursuing the Transactions or in not pursuing alternative transactions or business opportunities;

(b)	the costs and expenses actually incurred by SMX are of such nature that they cannot accurately be ascertained;

(c)	the SMX Break Fee is a genuine and reasonable estimate of the costs and expenses that have been or will be actually incurred by SMX in pursuing the Transactions;

(d)	SMX has negotiated the inclusion of clause 12.3 in this deed and would not have entered into this deed without it; and

(e)

the Lionheart Board has received external legal and financial advice in relation to this clause 12 and has concluded that it is reasonable and appropriate for Lionheart to agree to payment of the SMX Break Fee in the circumstances described in clause 12.3 in order to secure SMX’s entry into this deed.

12.3	Circumstances where SMX Break Fee payable

Subject to clauses 12.4(a), Lionheart must pay the SMX Break Fee to SMX without withholding or set off if:

(a)	failure or change to recommendation: during the Exclusivity Period, any Lionheart Director (even if permitted by this deed):

(i)

withdraws, changes, qualifies, adversely revises or adversely qualifies their support of the Lionheart Proposals or their recommendation that Lionheart Shareholders vote in favour of the Lionheart Proposals or fails to recommend that Lionheart Shareholders vote in favour of the Lionheart Proposals in the manner described in clause 7.2;

(ii)	makes a statement:

(A)	supporting, endorsing or recommending any Lionheart Competing Transaction;

(B)	to the effect that they no longer support the Lionheart Proposals; or

(C)	otherwise indicating that they no longer recommend the Lionheart Proposals,

unless:

(iii)	a Governmental Authority of competent jurisdiction requires that he or she abstains from making a recommendation, provided that in such a case, the Lionheart Director:

(A)	simply abstains from making a recommendation in respect of the Lionheart Proposals and does not adversely change or qualify their recommendation; and

(B)	does not make a statement of the kind set out in clause 12.3(a)(ii).

(b)

Lionheart Competing Transaction: a Lionheart Competing Transaction is announced or made on or before the Second Court Date and, within 12 months of the date of such announcement, the party making the proposal or an Associate of that party:

(i)	completes in all material respects a transaction of the kind referred to in paragraph (b) of the definition of Lionheart Competing Transaction; or

(ii)

directly or indirectly acquires a Relevant Interest in or becomes the holder of or has a right to acquire a legal, beneficial or economic interest in, or control of, securities representing 50% or more of the total outstanding voting power of Lionheart (other than as a custodian, nominee or bare trustee).

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(c)	SMX termination: SMX terminates this deed under clause 14.1(d).

(d)	(failure of condition precedent) The Condition Precedent in clause 3.1(l) (Lionheart Representations and Warranties) is not satisfied, or becomes incapable of being satisfied, by the End Date.

12.4	SMX Break Fee not payable

(a)	Notwithstanding anything else in this deed, if the Scheme becomes Effective:

(i)	the SMX Break Fee is not payable by Lionheart to SMX; and

(ii)	if the SMX Break Fee has been paid in whole or part by Lionheart to SMX, it must be refunded by SMX to Lionheart within five Business Days after receiving a written demand for payment from Lionheart.

12.5	Payment of SMX Break Fee

(a)	If the SMX Break Fee becomes payable under this deed, Lionheart must pay it without withholding or set-off within 20 Business Days after receipt of a written demand.

(b)	The SMX Break Fee is payable by Lionheart to SMX only once and, if actually paid to SMX in full, SMX cannot make any Claim against Lionheart for any further payment of the SMX Break Fee.

(c)	Notwithstanding any other provision of this deed, but subject to clause 12.5(d):

(i)	the maximum aggregate liability of Lionheart to SMX under or in connection with this deed including in respect of any breach of this deed will be the amount of the SMX Break Fee;

(ii)

a payment by Lionheart of the SMX Break Fee in accordance with this clause 12 represents the sole and absolute liability of Lionheart to SMX under or in connection with this deed and no further damages, fees, expenses or reimbursements of any kind will be payable by Lionheart to SMX in connection with this deed; and

(iii)	the amount of the SMX Break Fee payable to SMX under this clause 12 shall be reduced by the amount of any loss or damage recovered by SMX in relation to a breach of any other clause of this deed.

(d)	Clause 12.5(c) does not limit the liability of Lionheart under or in connection with this deed in respect of any fraud or wilful material breach of this deed by Lionheart.

13.	Representations and warranties

13.1	SMX’s representations and warranties

Except as Disclosed to Lionheart in the SMX Disclosure Letter, SMX represents and warrants to Lionheart (on its own behalf and separately as trustee or nominee for each of the Lionheart directors) that each of the following statements is true and correct at the date of this deed and on each subsequent day until and including 8.00am on the Second Court Date (except where any statement is expressed to be made only at a particular date):

(a)	(status)

(i)

it and each other member of the SMX Group has been incorporated or formed in accordance with the laws of its place of incorporation and remains in good standing thereunder, except in the case of such other members, where the failure to be in good standing would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect;

(ii)	there are no restrictions on the ability of any SMX Subsidiary to pay dividends or distributions except for restrictions imposed by applicable law.

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(b)	(power)

(i)	it has power to enter into this document, the BCA and each other Transaction Document to which it is a party, to comply with its obligations under them and exercise its rights under them;

(ii)

it and each other member of the SMX Group has the corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted, except in relation to such other members, where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect;

(c)

(no contravention) the entry by it into, and its compliance with its obligations and the exercise of its rights under, this document, the BCA and each other Transaction Document to which it is a party does not and will not conflict with or breach (or constitute an event of default, prepayment event or similar event, or give another party a termination right or right to accelerate any right or obligation, including a right to obligation to any payments or fees):

(i)	its constituent documents or cause a limitation on its powers or the powers of its directors to be exceeded;

(ii)	any applicable law binding on it or its assets, except where any conflict would not, individually or in the aggregate, reasonably be expected to have an SMX Material Adverse Effect; or

(iii)

any other document or agreement that is binding on any member of the SMX Group, except where any conflict or breach would not, individually or in the aggregate, reasonably be expected to have an SMX Material Adverse Effect;

(d)	(consents and approvals) except for:

(i)	the filing of any required applications, filings and notices, as applicable, with the NASDAQ, SEC, ASX, or ASIC;

(ii)	the filing of any required applications, filings and notices, as applicable, with FIRB, ACCC and the U.S. Federal Trade Commission; and

(iii)	approval of the Scheme by Court,

no consents or approvals of or filings or registrations with any Governmental Authority (including the Israel Innovation Authority, the Israel Ministry of Defence or the Israel Defense Forces) are necessary in connection with:

(iv)	the execution and delivery by it of this document, the BCA and each other Transaction Document to which it is a party; or

(v)	the implementation of the Scheme and the other transactions contemplated by this document, the BCA and each other Transaction Document to which it is a party,

except for such consents, approvals, filings or registrations that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect;

(e)

(authorisations) it has in full force and effect each authorisation necessary for it to enter into this document, the BCA and each other Transaction Document to which it is a party and in order for it to comply with its obligations and exercise its rights under them, and to allow them to be enforced;

(f)

(validity of obligations) its obligations under this document, the BCA and each other Transaction Document to which it is a party are valid and binding and are enforceable against it in accordance with their terms;

(g)

(reliance) the SMX Information contained in the Scheme Booklet will be included in good faith and on the understanding that Lionheart and its directors will rely on that information for the purposes of

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considering and approving the Lionheart Information in the Scheme Booklet before it is despatched, approving the entry into the Deed Poll and implementing the Scheme;

(h)

(SMX Information) the SMX Information provided in accordance with this document and included in, or incorporated by reference into, the Scheme Booklet and the Lionheart Registration/Proxy Statement, as applicable, as at the First Court Date, the date of despatch of the Scheme Booklet, the date of the Scheme Meeting and 8.00am on the Second Court Date and the date the Lionheart Registration/Proxy Statement or any amendment or supplement thereto is filed with the SEC or the Lionheart Proxy Statement or any amendment or supplement thereto is mailed to the Lionheart Shareholders or at the time of the Lionheart Shareholder Meeting, as applicable, will not contain any material statement which is misleading or deceptive nor contain any material omission having regard to applicable disclosure requirements and will comply in all material respects with the requirements of the Corporations Act, the Listing Rules, all relevant regulatory guides and other guidelines and requirements of ASIC, the Securities Act and the Exchange Act, as applicable;

(i)

(continuous disclosure) SMX has complied in all material respects with its continuous disclosure obligations under the Listing Rules and is not relying on the carve-out in Listing Rule 3.1A to withhold any information from disclosure (other than the transaction contemplated by this document);

(j)

(SMX Disclosure Letter and diligence information) all the information provided to Lionheart by SMX in the SMX Disclosure Letter or as part of due diligence in connection with this document has been prepared and provided in good faith and, except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, is accurate and is not misleading, whether by way of omission or otherwise, except that no representation is made with respect to any projections or other forward looking information included in the SMX Disclosure Letter or such due diligence;

(k)	(compliance)

(i)

except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, the SMX Group has (A) complied with all Australian and foreign laws and regulations applicable to it, (B) complied with all written agreements, consent agreements, memoranda of understanding or similar undertakings with any Governmental Authority and (C) maintained all licenses, permits and authorisations necessary for it to conduct its respective businesses as presently being conducted, and no suspension or cancellation of any such licenses, permits and authorisations is pending or, to the knowledge of SMX, threatened;

(ii)

no member of the SMX Group is a party to any, and there are no outstanding or pending or, to the knowledge of SMX, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against a member of the SMX Group or any of their directors or officers (in their capacity as such) which would reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect, or, as of the date of this document, challenging the validity or propriety of the Scheme or other transactions contemplated by this document;

(iii)	there is no material injunction, order, judgment, decree, or regulatory restriction imposed upon any member of the SMX Group or the assets thereof; and

(iv)

except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, no member of the SMX Group is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been a recipient of any supervisory letter from, or has

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adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Authority that currently restricts in any respect or would reasonably be expected to restrict in any respect the conduct of its business or would prevent or materially impair the ability of SMX to implement the Scheme and the transactions contemplated by this document, nor has any member of the SMX Group been advised by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any such agreement;

(l)

(provision of information to Independent Expert) all information provided by or on behalf of SMX to the Independent Expert to enable the Independent Expert’s Report to be prepared and completed will be provided in good faith and on the understanding that the Independent Expert will rely upon that information for the purpose of preparing the Independent Expert’s Report;

(m)

(provision of information to Investigating Accountant) all information provided by or on behalf of SMX to the Investigating Accountant to enable the Investigating Accountant’s Report to be prepared and completed will be provided in good faith and on the understanding that the Investigating Accountant will rely upon that information for the purpose of preparing the Investigating Accountant’s Report;

(n)

(no default) no member of the SMX Group is in default under any document, agreement or instrument binding on it or its assets nor has anything occurred which is or would with the giving of notice or lapse of time constitute an event of default, prepayment event or similar event, or give another party a termination right or right to accelerate any right or obligation, under the document or agreement with that effect, except where such default or occurrence would not, individually or in aggregate, reasonably be expected to have an SMX Material Adverse Effect;

(o)	(securities)

(i)

as at the date of this document, (i) its issued securities are 165,854,581 ordinary shares and (ii) SMX has not issued or agreed to issue any other securities or instruments which are still outstanding and which may convert into SMX Shares, other than the SMX Convertible Notes, the SMX Options (the exercise price and expiry dates of which are as set out in Option Scheme and the terms of which are set out in Data Room Section I), 7,376,732 ESOP Options and the Legacy Performance Options;

(ii)

other than Yahaloma Technologies Inc., British Columbia, Canada number BC1219747 (50%) and trueGold Consortium Pty Ltd. ACN 641 483 374 (44.4%), it owns, directly or indirectly, all of the issued and outstanding shares or other equity ownership interests of each Subsidiary of SMX, free and clear of any Encumbrance (other than transfer restrictions under applicable securities laws), and all of such shares or equity ownership interests are duly authorised and validly issued and are fully paid, nonassessable and free of pre-emptive rights;

(iii)

other than the shares or other equity ownership interests described in clause 13.1(o)(ii), there are no outstanding subscriptions, options, warrants, stock appreciation rights, phantom units, scrip, rights to subscribe to, pre-emptive rights, anti-dilutive rights, rights of first refusal or similar rights, puts, calls, commitments or agreements of any character relating to, or securities or rights convertible into or exchangeable or exercisable for, shares of capital stock or other voting or equity securities of or ownership interests in any Subsidiary of SMX, or contracts, commitments, understandings or arrangements by which any Subsidiary of SMX may become bound to issue additional shares of its capital stock or other equity or voting securities or ownership interests in such Subsidiary, or otherwise obligating any Subsidiary of SMX to issue, transfer, sell, purchase, redeem or otherwise acquire any of the foregoing;

(p)	(no Encumbrances) there are no material Encumbrances over all or any of the assets or revenues of the SMX Group;

(q)	(Insolvency event) neither SMX nor any other material member of the SMX Group is Insolvent;

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(r)

(SMX Shares not indirect Australian real property interests) the relevant SMX Shares held by each Scheme Participant are not, and until (and including) the Implementation Date will not be, indirect Australian real property interests within the meaning of Division 855 of the Tax Act for the Scheme Participant;

(s)	(financial information and filings)

(i)	the financial statements of the SMX Group included (or incorporated by reference) in SMX Reporting Documents (as defined below), including the related notes, where applicable:

(A)	have been prepared in accordance with the requirements of the Corporations Act and any other applicable laws and in accordance with the Accounting Standards; and

(B)

give a true and fair view in all material respects of the consolidated financial position of the SMX Group and the consolidated results of operations and changes in cash flows and equity of the SMX Group as of the respective dates and for the periods therein set forth;

(ii)

to the extent any of the books and records of SMX and its Subsidiaries are required to be maintained in accordance with the Accounting Standards, the Corporations Act and other applicable laws, such books and records have been, and are being, maintained in all material respects in accordance with the Accounting Standards;

(iii)

except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, no member of the SMX Group has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), other than those liabilities (A) that are reflected or reserved against on the consolidated balance sheet of the SMX Group included in its report for the full year ended 31 December 2021 (including any notes thereto), (B) incurred in the ordinary course of business since 31 December 2021, or (C) incurred in connection with this document and the transactions contemplated by this document;

(iv)	except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, since 31 December 2021:

(A)

no member of the SMX Group, nor, to the knowledge of SMX, any director, officer, auditor, accountant or Representative of any member of the SMX Group, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or, to the knowledge of SMX, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to reserves, write-downs, charge-offs and accruals) of any member of the SMX Group or their respective internal accounting controls, including any complaint, allegation, assertion or claim that a member of the SMX Group has engaged in inappropriate accounting or auditing practices; and

(B)

no employee of or legal adviser representing a member of the SMX Group, whether or not employed by a member of the SMX Group, has reported in writing evidence of a breach of securities laws, breach of fiduciary duty or similar breach by a member of the SMX Group or any of its directors, officers, employees or agents to the SMX Board or any committee thereof or the board of directors or similar governing body of any Subsidiary of SMX or any committee thereof, or to the knowledge of SMX, to any officer of a member of the SMX Group;

(v)

it has timely filed with ASIC and the ASX all required material reports, schedules, prospectuses, forms, statements, notices and other documents required to be filed with ASIC and the ASX, including any notices required to be filed by the Listing Rules (all of those documents being the “SMX Reporting Documents”);

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(vi)

as of its date, each SMX Reporting Document complied in all material respects with the requirements of the Corporations Act and the Listing Rules and all rules, regulations and policy statements under the Corporations Act and the Listing Rules; and

(vii)

none of the SMX Reporting Documents as of the date of their respective filings (or, if amended or superseded by a filing prior to the date of this document, on the date of such amended or superseding filing) contained an untrue statement of a material fact or omitted to state a material fact required to be stated in it or necessary to prevent the statement made from being false or misleading in the circumstances in which it has been made;

(t)

(asset control) except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect, all the material tangible assets listed in the SMX Reporting Documents are (i) fully paid for, (ii) either the absolute property of a member of the SMX Group free and clear of all material encumbrances or used by an SMX Group Member under a contract under which it is entitled to use the assets on the terms and conditions of such contract, (iii) not the subject of any lease or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business, (iv) in the possession of an SMX Group Member, its agent or nominee, or (v) not the subject of any agreements or arrangements to dispose or not to dispose or that otherwise restrict their use or disposal, except as provided for, or taken into account in the preparation of, the SMX Reporting Documents;

(u)

(certain payments) except as would not reasonably be expected to be, individually or in the aggregate, material to the SMX Group (taken as a whole), no member of the SMX Group or, to SMX’s knowledge, any of its respective officers, directors, employees, agents or representatives has, directly or indirectly, in connection with the business of the SMX Group: (i) made, offered or promised to make or offer any unlawful payment, loan or transfer of anything of value to or for the benefit of any government official, candidate for public office, political party or political campaign; (ii) paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature; (iii) made, offered or promised to make or offer any unlawful contributions, gifts, entertainment or other unlawful expenditures; (iv) established or maintained any unlawful fund of corporate monies or other properties; (v) created or caused the creation of any false or inaccurate books and records of the SMX Group or any of its members related to any of the foregoing; or (vi) otherwise violated any provision of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§78dd-1, et seq., the UK Bribery Act of 2010, or any other applicable anti-corruption or anti-bribery law;

(v)	(broker’s fees)

(i)

with the exception of the engagement of ClearThink Capital LLC (the terms of which are set out in Data Room document “20210310 – ClearThink Capital LLC-SMX Consulting Agreement.pdf”, no member of the SMX Group, nor any of their respective officers or directors has employed any broker, finder or financial adviser or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Scheme or transactions contemplated by this document; and

(ii)

a true and complete copy of the engagement letter with each of ClearThink Capital LLC has been made available to Lionheart in the Data Room (as set out in clause 13.1(v)(i) above) prior to the date of this document, which have not been modified;

(w)	(absence of certain changes or events)

(i)

since 31 December 2021 through to the date of this document, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect; and

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(ii)	since 31 December 2021 through to the date of this document, the SMX Group has carried on its business in all material respects in the ordinary course;

(x)	(taxes) except as would not reasonably be expected to have, individually or in aggregate, an SMX Material Adverse Effect:

(i)

all Tax Returns required to be lodged by a member of the SMX Group have been lodged on a timely basis and in accordance with Tax Law with the relevant Governmental Authority and are or will be true, complete and correct in all material respects;

(ii)

all Taxes for which a member of the SMX Group is liable that are or have been due and payable, including any penalty or interest, have been paid or appropriately provided or reserved for in the financial statements of the SMX Group, and any obligation on a member of the SMX Group under any Tax Law to withhold amounts at source on account of Tax has been complied with;

(iii)

there is no current, pending or threatened audit, review, questionnaire, investigation or dispute between a member of the SMX Group and any Governmental Authority in respect of any Tax, and no such activity is anticipated, nor, to SMX’s knowledge, is there any current, pending or threatened audit, review, questionnaire, investigation or dispute of, or relating to a member of the SMX Group;

(iv)	each member of the SMX Group has maintained proper and adequate records to enable it to comply with its obligations to:

(A)	prepare and submit any information, notices, computations, returns and payments required in respect of any Tax Law;

(B)	prepare any accounts necessary for the compliance with any Tax Law; and

(C)	retain necessary records as required by any Tax Law;

(v)

no member of the SMX Group is, nor has been, a member or part of or otherwise subject to any income tax consolidated group, GST group or other grouping arrangements in respect of Taxes, with an entity that is not a member of the SMX Group;

(vi)

no member of the SMX Group has a permanent establishment (within the meaning of an applicable Tax treaty) in, or otherwise conducts a trade or business in, any jurisdiction outside of the relevant member of the SMX Group’s place of incorporation;

(vii)	to SMX’s knowledge, no member of the SMX Group has entered into or been party to any transaction which contravenes the anti-avoidance provisions of any Tax Law;

(viii)

no member of the SMX Group has taken any action which has altered or prejudiced or might alter or prejudice any arrangement, agreement or tax ruling which has previously been negotiated with or obtained from the relevant Governmental Authority or under any Tax Law;

(ix)	no member of the SMX Group is or is expected to become liable to pay, reimburse or indemnify any person in respect of any Tax because of the failure of any other person to discharge that Tax;

(x)	each member of the SMX Group has been a resident for tax purposes solely in the jurisdiction of incorporation;

(xi)	since it commenced carrying on business or deriving income, the office of public officer of each member of the SMX Group as required under any Tax Law has been occupied without vacancy thereof;

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(xii)	each member of the SMX Group has complied with the provisions of Part 3-6 of the Tax Act and no dividend or other distribution has been paid or will be paid by SMX:

(A)	in respect of which the required franking amount (as provided for in Subdivision 202-D of the Tax Act) exceeded the franked amount (as defined in section 200-15 of the Tax Act) of the dividend;

(B)	giving rise to franking deficit tax as provided for in section 205-45 of the Tax Act;

(C)	which has been franked with franking credits in excess of the maximum franking credit for the distribution (as provided for in Subdivision 202-D of the Tax Act); or

(D)

which has been franked in breach of the benchmark rule and which would result in SMX either being liable to pay over-franking tax where the franking percentage for the distribution exceeds the entity’s benchmark franking percentage or gives rise to a franking debit where the franking percentage is less than the entity’s benchmark franking percentage (as provided for in Division 203 of the Tax Act);

(xiii)	SMX Israel complies with the provisions of the Israeli tax laws and regulations and:

(A)

is filing for a tax preruling, so that once such pre-ruling is achieved it will not be subject to any restrictions or limitations pursuant to Part E2 of the Israeli Tax Ordinance or pursuant to any Tax ruling made in connection with the provisions of Part E2 of the Israeli Tax Ordinance, other than as set in the pre-ruling;

(B)

has not participated or engaged in any transaction or action which would require special reporting in accordance with Section 131(g) of the Israeli Tax Ordinance and the Israeli Income Tax Regulations (Tax Planning Requiring Reporting), 2006, regarding aggressive tax planning, or Treasury Regulations Section 1.6011-4(b) or any similar or comparable provision under applicable law;

(C)

has not received any “reportable tax opinion” or take any “reportable position,” all within the meaning of Sections 131D and 131E of the Israeli Tax Ordinance, Sections 67C and 67D of the Israeli Value Added Tax Law, 1975, as amended, Section 231(e) of the Customs Ordinance [New Version] 5717-1957 and Section 21(c) of Fuel Excise Law, 5718-1958;

(D)

except or the tax pre-ruling of July 05, 2018 (in folder J2 of the dataroom) or as set forth in the corresponding section of the SMX Disclosure Letter, it has not applied for or received any Tax exemption, Tax holiday, or other Tax reduction agreement or order in connection with other applicable Taxes as the case may be, including any confirmation by the Israel Investment Center of “Approved Enterprise” or “Benefitted Enterprise” status; nor has it received any grants from the Israel Innovation Authority (f/k/a Office of the Chief Scientist) or otherwise under the Law for the Encouragement of Industrial Research and Development, 1984 or from other Governmental Entities; and there are no royalties, fees, repayments or other amounts due or payable by SMX Israel to any Governmental Entity with respect to any of the foregoing;

(E)

is in full compliance with (i) all of the represenations provided by the Company as part of the ruling obtained by SMX Israel on July 5, 2018 from the Israeli Tax Authorities and with (ii) all of the obligations of SMX Israel and its shareholders under such tax ruling;

(F)

all options which were granted by SMX Israel or SMX under Section 102(b)(2) of the Israeli Tax Ordinance (“102 Plan”) and any shares issued under such Section 102(b)(2) were granted and are in compliance with the applicable requirements of Section 102 of the Israeli Tax Ordinance and any written requirement, regulations and rules

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promulgated thereunder. SMX Group has duly and timely withheld or collected from each payment made to any option holder all taxes required to be deducted or collected therefrom under all applicable laws and regulations and if due, has duly and timely paid the same to the appropriate tax authority.

(xiv)

all documents and transactions entered into or made by a member of the SMX Group which are required to be stamped have been duly stamped and appropriately lodged with the relevant Governmental Authority, and there are no outstanding assessments of duty (including fines, penalties and interest) in respect of any document, instrument or statement which a member of the SMX Group is liable to pay stamp duty on, nor any requirement on the part of a member of the SMX Group to upstamp any document or instrument in the future on account of any interim stamping or assessment nor any requirement on the part of a member of the SMX Group to lodge and pay stamp duty for any transaction that has occurred but for which the liability to stamp duty has not yet arisen;

(xv)

no member of the SMX Group has obtained, wholly or in part, any corporate reconstruction or corporate consolidation, concession, exemption or ex gratia relief from payment of duty in any Australian jurisdiction;

(xvi)

no event has occurred which has resulted in any duty from which a member of the SMX Group obtained relief (including but not limited to corporate reconstruction or corporate consolidation, exemption or concession or ex gratia relief), becoming payable, and the implementation of the Scheme will not result in any such duty becoming payable;

(xvii)

as at the date of this document, SMX is not and has not been a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law) and no member of the SMX Group is or has been a “passive foreign investment company” within the meaning of Section 1297 of the Code;

(xviii)

no member of the SMX Group is or has been (i) a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or (ii) treated as a U.S. corporation under Section 7874(b) of the Code;

(xix)	each SMX Share is not an Indirect Australian Real Property Interest within the meaning of section 855-25 of the Tax Act; and

(xx)

each member of the SMX Group is in material compliance with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology between members of the SMX Group. All intercompany agreements have been adequately documented, and such documents have been duly executed in a timely manner. The prices for any property or services (or for the use of any property) provided by or to a member of the SMX Group are arm’s-length prices for the purposes of all applicable transfer pricing laws;

(xxi)	no member of the SMX Group has a share capital account that is tainted under Division 197 or section 160ARDM of the Tax Act;

(xxii)

the commercial debt forgiveness rules contained in Division 245 of the Tax Act (or its predecessor provisions in Schedule 2C of the Tax Act) have not resulted in a net forgiven amount (as defined in those rules) for any member of the SMX Group;

(xxiii)	each member of the SMX Group has not claimed any research and development Tax incentives;

(xxiv)	where a member of the SMX Group has claimed any support, financial assistance, payment, deferral or relief in connection with COVID-19 from any Governmental Authority or under

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any law (including the Coronavirus Economic Response Package (Payments and Benefits) Act 2020 (Cth)), the member of the SMX Group:

(A)	has satisfied all requirements under applicable laws and administrative practices of the Governmental Authority; and

(B)

has satisfied, received and otherwise complied with all applicable authorisations (including administrative practices of the Governmental Authority), to receive such support, assistance, payment or relief;

(y)	(employees);

(i)

each member of the SMX Group has complied in all material respects with its obligations under employment and industrial laws, individual contracts of employment with its employees and any industrial awards, industrial agreements and legislation which apply to its employees (including laws relating to employment, Tax, superannuation and workers’ compensation), except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect;

(ii)

no member of the SMX Group is a party to any workplace agreement with a works council, trade union or industrial organisation, group of employees or individual employees in respect of the employees of the SMX Group and their employment and no industrial awards or workplace agreements apply to any employees of a member of the SMX Group;

(iii)

no employee of the SMX Group has provided SMX or another member of the SMX Group with written notice of any pending or threatened claim (other than routine claims for benefits) against any member of the SMX Group which remains outstanding as at the date of this document and which could reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect;

(iv)

no member of the SMX Group has been involved in any employment or industrial law-related proceedings or dispute with any union or employee at any time that could reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect, and, to the knowledge of SMX, there are not any circumstances that would reasonably be likely to give rise to any such industrial dispute or negotiation;

(v)

other than as Disclosed to Lionheart, neither the execution of this document nor the implementation of the transactions contemplated by this document will (alone or in combination with one or more events or circumstances, including any termination of employment or service): (A) result in any compensation or benefit (including severance, golden parachute, bonus or otherwise) becoming due to any SMX employee or service provider (except as provided by applicable law); (B) increase or otherwise enhance any compensation or benefit otherwise payable to any such individual; (C) result in the acceleration of the time of payment, funding or vesting of any compensation or benefit under any SMX Employee Plan; (D) result in the acceleration or forgiveness (in whole or in part) of any outstanding loan to any SMX employee or service provider; (E) require any contributions or payments to fund any obligations under any SMX Employee Plan; or (F) except for payments consented to in writing by Lionheart, result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code);

(vi)

to the knowledge of SMX, there is no pending demand for recognition or any other request or demand from a labour organisation for representative status with respect to any SMX Employee as of the date of this document;

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(vii)

there is no material labour dispute, strike, walkout, picketing, lockout, or work stoppage against the SMX Group pending or, to the knowledge of SMX, threatened which may materially interfere with the respective business activities of the SMX Group as of the date of this document;

(viii)

the SMX Disclosure Letter specifies a complete and accurate list of all current officers, directors, managers and employees of all members of the SMX Group, listing (i) dates of hire and any rehire dates; (ii) the rate of compensation (including the portions thereof attributable to salary, bonus and commission, respectively), full-or part-time status, job function/title, and (iii) notice period; and (iv) accrued vacation days, all of which are in Folder I of the data room updated as at 24 July 2022;

(ix)

With respect to the employees of SMX Israel (“Israeli Employees”), unless otherwise noted the SMX Disclosure Letter, (i) there are no unwritten policies, practices or customs that entitle any Israeli Employee to benefits in addition to what such Israeli Employee is entitled to under applicable Law or under the terms of such Israeli Employee’s employment agreement (including unwritten customs or practices concerning bonuses or the payment of statutory severance pay when it is not required under applicable Law), (ii) all amounts that SMX Israel is legally or contractually required either (A) to deduct from such Israeli Employees’ salaries and/or to contribute to such Israeli Employees’ managers insurance, pension or provident fund, life insurance, incapacity insurance, education fund, severance pay or other similar funds, or (B) to withhold from its Israeli Employees’ salaries and benefits and to pay to any Governmental Entity as required by the Israeli Tax Ordinance and the Israeli National Insurance Law, 1990, or otherwise, have, in each case, been duly deducted, transferred, withheld and paid, and SMX Israel is not delinquent in making any such deduction, transfer, withholding or payment, (iii) SMX Israel is in compliance in all respects with all applicable laws and regulations relating to employment, employment practices, wages, bonuses, full contribution to social benefits, pension benefits and other compensation matters and terms and conditions of employment related to Israeli Employees, including but not limited to the Prior Notice to the Employee Law, 2002, the Notice to Employee (Terms of Employment) Law, 2002, the Prevention of Sexual Harassment Law, 1998, the Hours of Work and Rest Law, 1951, the Annual Leave Law, 1951, the Employment by Human Resource Contractors Law, 1996, the Advance Notice for Dismissal and Resignation Law, 2001, the Salary Protection Law, 1958, and the Law of Increased Enforcement of Labor Laws, 2011, (iv) to SMX’s knowledge, the termination of the employment of no current Israeli Employee is prohibited or requires a special permit under applicable Law as a result of his or personal or leave status or otherwise, except due to pregnancy and (v) the obligations to provide statutory severance pay to its Israeli employees pursuant to the Severance Pay Law-1963 and vacation pursuant to the Israeli Annual Leave Law-1951 and any personal employment agreement have been satisfied or have been fully funded by contributions to appropriate insurance funds in accordance with Section 14 under the Israeli Severance Pay Law (“Section 14 Arrangement”) and it is and was implemented properly, from the commencement date of the Israeli employee’s employment and on the basis of the employee’s entire salary. Upon the termination of employment of employees, no member of the SMX Group will have to make any payment under the Israeli Severance Pay Law, except for the release of the funds accumulated in accordance with the Section 14 Arrangement. SMX Israel does not engage minors, students, interns or foreign employees in Israel. Except for extension orders applying to all employees in the State of Israel, SMX Israel is not subject to, and no employee of SMX Israel benefits from, any extension order or collective agreement.

(z)	(employee benefit plans)

(i)	the SMX Data Room contains a copy of each SMX Employee Plan (see Folder I);

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(ii)

SMX has provided to Lionheart to the extent applicable, (i) for each written SMX Employee Plan complete copies of all current documents embodying each such SMX Employee Plan including, all amendments thereto and all related trust documents, provided that “form” agreements may be provided in the case of any offer letters, employment agreements or award agreements, (ii) for each unwritten material SMX Employee Plan, a written summary of the material terms, (iii) the most recent annual report (Form Series 5500 and all audit reports, schedules and financial statements attached thereto), if any, required by any applicable legal requirement in connection with each material SMX Employee Plan and (iv) the most recent summary plan description together with each summary of any material modification thereto, if any, required by any other applicable law with respect to each material SMX Employee Plan;

(iii)

each SMX Employee Plan has been established, maintained, funded, and administered in all respects in accordance with the terms of the applicable controlling documents and in compliance with applicable laws, other than instance of noncompliance that would not reasonably be expected to, individually or in aggregate, have an SMX Material Adverse Effect;

(iv)

other than the statutory pension funds in Israel the SMX Group does not sponsor or maintain or have any liability with respect to any defined benefit pension plans or arrangements, including any (i) pension plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code, (ii) with respect to employees located in the United States, multiple employer welfare arrangement, as defined under Section 3(40)(A) of ERISA (without regard to Section 514(b)(6)(B) of ERISA), established or maintained for the purpose of offering or providing welfare plan benefits to the employees of two or more employers that are not ERISA Affiliates (including one or more self- employed individuals), or to their beneficiaries, or (iii) any multiemployer plan (as defined in Section 3(37) of ERISA);

(v)

other than those payments Disclosed in the SMX Disclosure Letter, no SMX Employee Plan provides benefits, including death or medical benefits (whether or not insured), with respect to current or former employees, directors or service providers of the SMX Group beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable law or where the full cost of such benefit is borne by the beneficiary or his or her dependents;

(vi)

there are no actions, suits or claims pending, or, to the knowledge of SMX, threatened or that could reasonably be expected to be commenced (other than routine claims for benefits) against any SMX Employee Plan or against the assets of any SMX Employee Plan, except as would not reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect;

(vii)

there are no audits, inquiries or proceedings pending, or, to the knowledge of SMX, threatened by the IRS, Department of Labour, or any other Governmental Entity with respect to any SMX Employee Plan, except as would not reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect;

(viii)

the SMX Group has timely made all contributions and other payments required by and due under the terms of each SMX Employee Plan, except for instance of non-compliance that would not reasonably be expected to, individually or in the aggregate, have an SMX Material Adverse Effect;

(ix)

the SMX Group does not have any obligation under any SMX Employee Plan to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.

(aa)	(real property)

(i)	there are no freehold properties owned by the SMX Group;

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(ii)

it or another member of the SMX Group is the lessee of all leasehold estates reflected in the audited financial statements included in SMX’s annual report for the fiscal year ended 30 June 2020 or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all material Encumbrances and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the knowledge of SMX, the lessor, except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect; and

(iii)

there are no pending or, to the knowledge of SMX, threatened condemnation proceedings against any such real property leased by a member of the SMX Group, except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect;

(bb)

(intellectual property) except as Disclosed in the SMX Disclosure Letter or in Folder E of the Data Room, and except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect:

(i)

SMX has Disclosed a complete and accurate list of all registered Intellectual Property including their status, and an accurate description of all unregistered Intellectual Property owned (whether solely or in conjunction with a third party) by a member of the SMX Group;

(ii)

it or another member of the SMX Group solely and exclusively owns, jointly owns and has the right to full enjoyment and use without account to the joint owner(s), or holds a license to use (in each case, free and clear of any Encumbrances), all Intellectual Property necessary:

(A)	for the conduct of its business as currently conducted as at the date of this document, or its research and development activities in connection with its business; and

(B)	to conduct its business in the manner that it plans on or after the date of this document;

(iii)	it or another member of the SMX Group solely and exclusively owns and has the right to full enjoyment and use without account to any joint owner, the following patent applications:

(A)	PCT/IL2022/050133;

(B)	US Application Number 17626923; and

(C)	US Application Number 1762916.

(iv)	Each SMX Group member that uses intellectual property to conduct its business is duly authorised to use such intellectual property (whether as sole and exclusive owner, joint owner or as licensee);

(v)

where any Intellectual Property is jointly owned by a member of the SMX Group and a third party or third parties, the joint owner(s) (other than the member of the SMX Group) does not have the right to use, distribute, or exploit (as that term is defined in the Patents Act 1990 (Cth)) the Intellectual Property without the prior consent of the relevant member of the SMX Group;

(vi)

SMX has Disclosed full details of each patent owned, applied for (including jointly owned or applied for) or licensed by a member of the SMX Group (or a joint venture to which the SMX Group is a shareholder) or used by in connection with the business of the SMX Group, and all patents are valid, have not expired and are held solely by SMX Group;

(vii)

the use of any Intellectual Property by a member of the SMX Group or the conduct of its business does not infringe, misappropriate, violate, or otherwise breach the rights of any person and is in accordance with any applicable license pursuant to which a member of the SMX Group acquired the right to use that Intellectual Property, and no person has asserted in

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writing to SMX, or has made a claim against SMX, that a member of the SMX Group or the conduct of its business has infringed, misappropriated, violated, or otherwise breached the Intellectual Property rights of such person;

(viii)	any license pursuant to which a member of the SMX Group acquired the right to use Intellectual Property is valid, binding and enforceable, and

(A)

to the knowledge of SMX, having made due and proper inquiries, the third party granting the rights under each of the aforementioned licences at the time of the grant, and continues to, have the rights required to grant those rights; and

(B)	SMX is not aware of any facts or circumstances that would lead to early termination by the third party licensor of any of the aforementioned licences;

(ix)

to the knowledge of SMX, no person is, or previously has been, challenging, infringing on or otherwise violating any right of any member of the SMX Group with respect to any Intellectual Property owned by and/or exclusively licensed to a member of the SMX Group;

(x)	to the knowledge of SMX no person has any claim to ownership (either in part or in whole) to the registered or unregistered Intellectual Property;

(xi)	no member of the SMX Group has received any written notice of any pending claim with respect to any Intellectual Property owned by a member of the SMX Group;

(xii)

each member of the SMX Group has taken all reasonably necessary actions to protect and maintain, and avoid the abandonment, cancellation or unenforceability of, all Intellectual Property owned or exclusively licensed by the SMX Group, including obtaining and maintaining appropriate registrations and renewals, and payment of all applicable fees, and to the knowledge of SMX, there have been no material unauthorised uses of any Intellectual Property owned or disclosures of any trade secrets;

(xiii)

no current or former officer or employee of, or consultant or independent contractor to, the SMX Group is asserting or, to the knowledge of SMX, has grounds to assert any rights to any Intellectual Property arising from services or work performed for the business of the SMX Group by such Persons;

(xiv)

it has procured that all employees and contractors engaged by the SMX Group have: (a) assigned to the SMX Group, any and all rights in any Intellectual Property created by those employees and contractors in the course of, or in connection with (including prior to) their employment with or engagement by (as the case may be) the SMX Group (Assigned IP), (b) has entered into a written agreement with the SMX Group which obliges disclosure and assignment of any Intellectual Property created, developed or invented in the course of their employment or engagement with the SMX Group, and (c) waived any Moral Rights, or consented to any acts or omissions by the SMX Group, its successors or assigns, that would otherwise be an infringement of any Moral Rights, in and to that Assigned IP;

(xv)

all individuals (including employees, agents, consultants and contractors), who have contributed to or participated in the conception and/or development of the SMX Group Intellectual Property (“IP Developers”) have executed inventions assignment and nondisclosure agreements in the form provided to Lionheart, which agreements provide for (i) assignment in favor or the SMX Group, or a member thereof as assignee to ownership of all tangible and intangible property and intellectual property rights thereby arising and related thereto and (ii) a waiver of any right to receive any compensation in respect of such assignment, including, if applicable, a waiver of any right to receive compensation for the assignment of a service invention pursuant to any applicable Law including Section 134 of the Israel Patents Law – 1967. Except as set forth in the Disclosure Letter, no IP Developer has performed services for, or has been an employee of, any Governmental Entity, government

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owned institution or branch, military, including the Israeli Defense Force, university, hospital college or other educational institution or research center or any other Person during the 12-month period prior to, or while such IP Developer was also performing services for the SMX Group. No such Person listed in the SMX Disclosure Letter has any rights in the SMX Group Intellectual Property by virtue of their relationship with any IP Developer; and

(xvi)

(i) Folder H in the Data Room or the SMX Disclosure Letter specifies a full and complete list of all grants received by SMX Group including the amount of each grant, any outstanding debt, and repayment details. Except as set forth in the SMX Disclosure Letter (the “Specified Grant”), no funding (including grants, incentives, support or subsidies), facilities or resources of any Governmental Authority (including the Israel Innovation Authority, the Israel Ministry of Defense or the Israel Defense Forces) or any university, college or other educational institution or government research center were used in the development of any SMX Group Intellectual Property; and (ii) no Governmental Authority (including the Israel Innovation Authority, the Israel Ministry of Defense or the Israel Defense Forces), university, college, or other educational institution or research center has any ownership in or rights to any SMX Group Intellectual Property. The SMX Group is in compliance with the terms and conditions of the Specified Grant and any applicable law that is related to the Specified Grant (including, without limitation, the Law for the Encouragement of Research, Development and Technological Innovation in Industry, 1984 and it has duly fulfilled all the undertakings required thereby to be fulfilled. There is no event or other set of circumstances which (1) would reasonably be expected to lead to the revocation or material modification of any of the Specified Grant or (2) that could provide any Government Entity, university, college, other educational institution or research center, with the right to claim any ownership interest or license to any of the SMX Group Intellectual Property by reason of the Specified Grant or otherwise. No claim or challenge has been made by any Governmental Entity with respect to the entitlement of the SMX Group to any governmental grant received by the SMX Group or the compliance with the terms, conditions, obligations or laws relating to such grants including the Specified Grant. The SMX Group has made all required payments due and payable to the Israel Innovation Authority with respect to all SMX Group’s products sold or provided until the execution date of the BCA.

(cc)	(Material Contracts) except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect:

(i)	SMX has Disclosed a true and complete copy of each Material Contract;

(ii)

each Material Contract is in full force and effect and is valid and binding on the applicable member of the SMX Group and, to SMX’s knowledge, the other parties thereto (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity);

(iii)	the relevant SMX Group Member has in all material respects complied with and performed all obligations required to be complied with or performed by it to date under each Material Contract;

(iv)	as at the date of this document, no member of the SMX Group has knowledge of, or has received notice of, any breach of any Material Contract by any of the other parties thereto; and

(v)

as at the date of this document, no event or condition exists which constitutes or, after notice or lapse of time or both, will constitute, a material breach or default on the part of the SMX Group or, to the knowledge of SMX, any other party thereto, of or under any Material Contract, or which constitutes an event of default, prepayment event or similar event, or gives another party a termination right or right to accelerate any right or obligation (including a right or obligation to any payment or fees);

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(dd)

(related party transactions) no member of the SMX Group has entered into, or agreed to enter into, a transaction which requires, or would require, the approval of the holders of SMX Shareholders under Chapter 10 of the Listing Rules;

(ee)	(insurance) except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect:

(i)

the SMX Group is insured with reputable insurers against such risks and in such amounts as the management of SMX reasonably has determined to be prudent and consistent with industry practice, and it is in compliance with its insurance policies and is not in default under any of the terms thereof;

(ii)

each insurance policy held by a member of the SMX Group (“Insurance Policy”) is in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of a member of the SMX Group, the relevant member of the SMX Group is the sole beneficiary of each Insurance Policy;

(iii)	all premiums and other payments due under each Insurance Policy have been paid, and all claims thereunder have been filed in due and timely fashion;

(iv)

as at the date of this document, there is no claim for coverage by a member of the SMX Group pending under any Insurance Policy as to which coverage has been questioned, denied or disputed by the underwriters of such Insurance Policy; and

(v)

as of the date of this document, no member of the SMX Group has received written notice of any threatened termination of, premium increase with respect to, or alteration of coverage under, any Insurance Policy; and

(ff)	(data protection) except as would not reasonably be expected to have, individually or in the aggregate, an SMX Material Adverse Effect:

(i)

as of the date of this document, it and each other member of the SMX Group is in compliance with all of its privacy policies and related data protection and management policies, all applicable Data Protection Laws and all contractual requirements worldwide to the extent such requirements relate to the collection, storage, transmission, transfer (including cross-border transfers), disclosure and use of personal data (collectively, “Data Protection Requirements”) and compliance with the applicable Data Protection Laws, except where such noncompliance would not result in a liability;

(ii)

no member of the SMX Group has received written notice from any applicable Governmental Authority alleging a violation of any Data Protection Laws, nor has any member of the SMX Group been threatened in writing to be charged with any such violation by any Governmental Authority;

(iii)	no member of the SMX Group has received a written complaint or demand from any individual claiming that the SMX Group has failed to comply with any Data Protection Requirements;

(iv)

it and each other member of the SMX Group has implemented measures, consistent with accepted industry practices, reasonably designed to ensure the confidentiality, privacy and security of personal data (including implementing reasonable technical, physical and administrative safeguards);

(v)

no SMX Group member has been the subject of a ‘personal data breach’ (as that term is defined under the GDPR), an ‘eligible data breach’ (as that term is defined under the Privacy Act), or any similar event, matter or circumstance, whereby there has been an accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or access to, personal data;

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(vi)

it and each other member of the SMX Group has entered into written agreements with all third-party service providers, outsources, processors or other third parties who process, store or otherwise have access to or handle personal data for or on behalf of its business that obligate such persons to comply with all applicable Data Protection Requirements and to take steps to protect and secure personal data from loss, theft, misuse or unauthorised use, access, modification or disclosure;

(vii)

to SMX’s knowledge, no third party has gained unauthorised access to or misused any personal data or any computers, software servers, networks or other information technology assets (“IT Assets”) used in the operation of the business of the SMX Group as currently conducted as at the date of this document, in each case in a manner that has resulted or is reasonably likely to result in either:

(A)	material liability, cost or disruption to the business of the SMX Group; or

(B)	a duty to notify any person;

(viii)

each member of the SMX Group has taken all commercially reasonable steps and implemented all commercially reasonable safeguards, consistent with accepted industry practices, designed to protect their products, services and IT Assets from unauthorised access and free from any disabling codes or instructions, spyware, trojan horses, worms, viruses, or other software routines that permit or cause unauthorised access to, or disruption, impairment, disablement, or destruction of software, data or other materials (“Malicious Code”);

(ix)	the IT Assets used by SMX Group to the best of SMX’s knowledge having made due and proper inquiries:

(A)	are owned (free from any security interest or encumbrance) or validly licensed for use by, and are under the control of, an SMX Group Member;

(B)	are free from Malicious Code;

(C)	operate and perform without material defect, and substantially as needed by the SMX Group to adequately conduct the business of the SMX Group as currently conducted;

(D)	have been satisfactorily and regularly maintained and supported, pursuant to appropriate maintenance and support agreements;

(E)

have not experienced or suspected any vulnerabilities, defects, failure or malfunction that would reasonably be expected to result in any security breaches or unauthorised access or other security access incidents affecting the IT Assets or resulting in a loss of control of the IT Assets; and

(x)

no open source software is compiled together with, or is otherwise incorporated into, the proprietary software distributed by the SMX Group in the operation of its business in a manner that would, pursuant to an open source license, breach the terms of that licence, or require any material portion of such proprietary software to be (A) disclosed or distributed in source code form, or (B) be redistributable at no charge.

13.2	SMX’s indemnity

SMX indemnifies Lionheart and each of the other members of the Lionheart Group against all Losses incurred as a result of any of the representations and warranties in clause 13.1 or 13.4 not being true and correct.

13.3	Lionheart’s representations and warranties

Except as Disclosed to SMX in the Lionheart Disclosure Letter, Lionheart represents and warrants to SMX and the SMX Group (on its own behalf and separately as trustee or nominee for each of the SMX directors)

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that each of the following statements is true and correct as at the date of this deed and on each subsequent day until and including 8.00am on the Second Court Date (except where any statement is expressed to be made only at a particular date):

(a)

(status) it and each other member of the Lionheart Group has been incorporated or formed in accordance with the laws of its place of incorporation and remains in good standing thereunder, except in the case of such other members, where the failure to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect;

(b)	(power)

(i)	it has power to enter into this document, the BCA and each other Transaction Document to which it is a party and to comply with its obligations under them and exercise its rights under them; and

(ii)

it and each other member of the Lionheart Group has the corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted, except in relation to such other members, where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect;

(c)

(no contravention) the entry by it into, and its compliance with its obligations and the exercise of its rights under, this document, the BCA and each other Transaction Document to which it is a party does not and will not conflict with or breach:

(i)	its constituent documents or cause a limitation on its powers or the powers of its directors to be exceeded;

(ii)	any applicable law binding on to it or its assets, except where any conflict would not, individually or in the aggregate, reasonably be expected to have a Lionheart Material Adverse Effect; or

(iii)

any other document or agreement that is binding on any member of the Lionheart Group except where any conflict or breach would not, individually or in the aggregate, reasonably be expected to have a Lionheart Material Adverse Effect;

(d)	(consents and approvals) except for:

(i)	the filing of any required applications, filings and notices, as applicable, with the NASDAQ, SEC, ASX, or ASIC;

(ii)

the filing of any required applications, filings, certificates and notices, as applicable, with FIRB, ACCC, the Office of the Secretary of State of the State of Delaware pursuant to the Delaware General Corporation Law, and the U.S. Federal Trade Commission; and

(iii)	approval of the Scheme by Court,

no consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with:

(iv)	the execution and delivery by it of this document, the BCA and each other Transaction Document to which it is a party; or

(v)	the implementation of the Scheme and the other transactions contemplated by this document, the BCA and each other Transaction Document to which it is a party,

except for such consents, approvals, filings or registrations that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect;

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(e)

(validity of obligations) its obligations under this document, the BCA and each other Transaction Document to which it is a party are valid and binding and are enforceable against it in accordance with their terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity);

(f)

(reliance) the Lionheart Information provided to SMX for inclusion in the Scheme Booklet will be provided in good faith and on the understanding that SMX and its directors will rely on that information for the purposes of preparing the Scheme Booklet and proposing and implementing the Scheme in accordance with the Corporations Act;

(g)

(Lionheart Information) the Lionheart Information provided in accordance with this document and included in, or incorporated by reference into, the Scheme Booklet and the Lionheart Registration/Proxy Statement, as applicable, as at the First Court Date, the date of the Scheme Booklet, the date of despatch of the Scheme Booklet, the date of the Scheme Meeting and 8.00am on the Second Court Date, the date the Lionheart Registration/Proxy Statement or any amendment or supplement thereto is filed with the SEC or the Lionheart Proxy Statement or any amendment or supplement thereto mailed to the Lionheart Shareholders or at the time of the Lionheart Shareholder Meeting, as applicable, will not contain any material statement which is misleading or deceptive nor contain any material omission having regard to applicable disclosure requirements and will comply in all material respects with the requirements of the Corporations Act, the Listing Rules and all relevant regulatory guides and other guidelines and requirements of ASIC;

(h)

(Lionheart Disclosure Letter and diligence information) all the information provided to SMX by Lionheart in the Lionheart Disclosure Letter and as part of due diligence in connection with this document has been prepared and provided in good faith and, except as would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect is accurate and is not misleading, whether by way of omission or otherwise, except that no representation is made with respect to any projections or other forward looking information included in the Lionheart Disclosure Letter or such due diligence;

(i)

(registration and listing). The issued and outstanding Lionheart Public Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “LIONU.” The issued and outstanding Lionheart A Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “LION.” The issued and outstanding Lionheart Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “LIONW.” As of the date of this deed, there are no actions, suits or claims pending or, to the knowledge of Lionheart, threatened in writing against Lionheart by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Lionheart Public Units, the Lionheart A Shares, or Lionheart Public Warrants or terminate the listing of Lionheart on the Nasdaq Capital Market. Other than the Transactions, none of Lionheart or any of its affiliates has taken any action in an attempt to terminate the registration of the Lionheart Public Units, the Lionheart A Shares, or the Lionheart Public Warrants under the Exchange Act.

(j)	(compliance)

(i)

except as would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect, the Lionheart Group has (A) complied with all United States, Australian and foreign laws and regulations applicable to it, (B) complied with all written agreements, consent agreements, memoranda of understanding or similar undertakings with any Governmental Authority and (C) maintained all licenses, permits and authorisations necessary for it to conduct its respective businesses as presently being conducted, and no suspension or cancellation of any such licenses, permits and authorisations is pending or, to the knowledge of Lionheart, threatened;

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(ii)

no member of the Lionheart Group is a party to any, and there are no outstanding or pending or, to the knowledge of Lionheart, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against a member of the Lionheart Group or any of their directors or officers (in their capacity as such) which would reasonably be expected to, individually or in the aggregate, have a Lionheart Material Adverse Effect, or, as of the date of this document, challenging the validity or propriety of the Scheme or other transactions contemplated by this document;

(iii)	there is no material injunction, order, judgment, decree, or regulatory restriction imposed upon any member of the Lionheart Group or the assets thereof; and

(iv)

except as would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect, no member of the Lionheart Group is subject to any cease- and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been, a recipient of any supervisory letter from, or, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Authority that currently restricts in any respect or would reasonably be expected to restrict in any respect the conduct of its business or would prevent or materially impair the ability of Lionheart to implement the Scheme and the transactions contemplated by this document, nor has any member of the Lionheart Group been advised by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any such agreement;

(k)

(no dealing with SMX Shareholders) neither it nor any of its Associates has any agreement, arrangement or understanding with any SMX Shareholder under which that SMX Shareholder (or an Associate of that SMX Shareholder) would be entitled to receive consideration for their SMX Shares different from the Scheme Consideration;

(l)

(provision of information to Independent Expert) all information provided by or on behalf of Lionheart to the Independent Expert to enable the Independent Expert’s Report to be prepared and completed will be provided in good faith and on the understanding that the Independent Expert will rely upon that information for the purpose of preparing the Independent Expert’s Report;

(m)

(provision of information to Investigating Accountant) all information provided by or on behalf of Lionheart to the Investigating Accountant to enable the Investigating Accountant’s Report to be prepared and completed will be provided in good faith and on the understanding that the Investigating Accountant will rely upon that information for the purpose of preparing the Investigating Accountant’s Report;

(n)	(securities)

(i)

Lionheart’s issued securities as of 24 July 2022 are (A) no Lionheart A Shares (excluding 12,900,000 Lionheart A Shares included in Lionheart Private Units and Lionheart Public Units), (B) 3,125,000 Lionheart B Shares, (C) 2,000,000 Lionheart Private Warrants (excluding 200,000 Private Placement Warrants included in Lionheart Private Units), (D) no Lionheart Public Warrants (excluding 6,250,000 Lionheart Public Warrants included in Lionheart Public Units), (E) 12,500,000 Lionheart Public Units and (F) 400,000 Lionheart Private Units, and Lionheart has not issued or agreed to issue any other securities or instruments which are still outstanding and which may convert into Lionheart Shares, other than as set out in the Lionheart Disclosure Letter or in connection with a PIPE Investment;

(ii)

it owns, directly or indirectly, all of the issued and outstanding shares or other equity ownership interests of each Subsidiary of Lionheart, free and clear of any Encumbrance (other than transfer restrictions under applicable securities laws), and all of such shares or equity

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ownership interests are duly authorised and validly issued and are fully paid, nonassessable and free of pre-emptive rights;

(o)

(vote required) the Lionheart Shareholder Approval is the only vote of the holders of any class or series of Lionheart’s capital stock necessary under applicable law, the Listing Rules, Lionheart’s organizational documents and any contract to which Lionheart is a party or is bound necessary for Lionheart to implement the Scheme and the other transactions contemplated by this document;

(p)	(Insolvency event) neither Lionheart nor any other material member of the Lionheart Group is Insolvent;

(q)	(financial information and filings)

(i)	the financial statements of the Lionheart Group, included (or incorporated by reference) in the Lionheart Reporting Documents, including the related notes, where applicable:

(A)

have been prepared in accordance with the requirements of the Securities Act, the Exchange Act and any other applicable laws and in accordance with US GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC); and

(B)

fairly present, in all material respects, the consolidated financial position of the Lionheart Group and the consolidated results of operations and changes in cash flows and stockholders’ equity of the Lionheart Group as of the respective dates and for the periods therein set forth (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which have not had, and would not reasonably be expected to, individually or in the aggregate, be material);

(ii)

except as would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect, no member of the Lionheart Group has any liability of a nature required to be reflected on a balance sheet prepared in accordance with GAAP (whether absolute, accrued, contingent or otherwise and whether due or to become due), other than those liabilities (A) that are reflected or reserved against on the consolidated balance sheet of the Lionheart Group included in its last annual or quarterly report filed with the SEC prior to the date of this document (including any notes thereto), (B) incurred in the ordinary course of business since the date of such balance sheet, or (C) incurred in connection with this document, the BCA and the transactions contemplated by this document or the BCA;

(iii)

no independent public accounting firm of Lionheart has resigned (or informed Lionheart that it intends to resign) or been dismissed as independent public accountants of Lionheart as a result of or in connection with any disagreements with Lionheart on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure;

(iv)	except as would not reasonably be expected to have, individually or in the aggregate, a Lionheart Material Adverse Effect:

(A)

no member of the Lionheart Group, nor, to the knowledge of Lionheart, any director, officer, auditor, accountant or Representative of any member of the Lionheart Group, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or, to the knowledge of Lionheart, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to reserves, write-downs, charge-offs and accruals) of any member of the Lionheart Group or their respective internal accounting controls, including any complaint, allegation, assertion or claim that a member of the Lionheart Group has engaged in inappropriate accounting or auditing practices; and

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(B)

no employee of or legal adviser representing a member of the Lionheart Group, whether or not employed by a member of the Lionheart Group, has reported in writing evidence of a breach of securities laws, breach of fiduciary duty or similar breach by a member of the Lionheart Group or any of its directors, officers, employees or agents to the Lionheart Board or any committee thereof or the board of directors or similar governing body of any Subsidiary of Lionheart or any committee thereof, or to the knowledge of Lionheart, to any officer of a member of the Lionheart Group;

(v)

Lionheart has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Lionheart (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Lionheart Reporting Documents”);

(vi)	as of its date, each Lionheart Reporting Document filed with or furnished to the SEC complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable;

(vii)

none of the Lionheart Reporting Documents as of the date of their respective filings (or, if amended or superseded by a filing, on the date of such amended or superseding filing) contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(viii)

as of the date of this document, (i) there are no outstanding or unresolved comments received from the SEC staff with respect to any of the Lionheart Reporting Documents and (ii) to the knowledge of Lionheart, none of the Lionheart Reporting Documents (including the financial statements included therein) are subject to ongoing SEC review;

(ix)

Lionheart maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) that are designed to provide reasonable assurance that all information required to be disclosed in Lionheart’s reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Lionheart’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Lionheart and the principal financial officer of Lionheart to make the certifications required under the Exchange Act with respect to such reports; and

(x)

Lionheart maintains internal controls designed to provide reasonable assurance regarding the reliability of Lionheart’s financial reporting and the preparation of Lionheart’s financial statements for external purposes in accordance with US GAAP, and Lionheart’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this document, to Lionheart’s auditors and the audit committee of the Lionheart Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Lionheart’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Each of the principal executive officer and principal financial officer of Lionheart (or each former principal executive officer and principal financial officer of Lionheart, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended, and any related rules and regulations promulgated by the SEC and NASDAQ. As of the date of this document, neither Lionheart nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

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(r)

(certain payments) except as would not reasonably be expected to be, individually or in the aggregate, material to the Lionheart Group (taken as a whole), no member of the Lionheart Group or, to Lionheart’s knowledge, any of its respective officers, directors, employees, agents or representatives has, directly or indirectly, in connection with the business of the Lionheart Group:

(i)

made, offered or promised to make or offer any unlawful payment, loan or transfer of anything of value to or for the benefit of any government official, candidate for public office, political party or political campaign;

(ii)	paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature;

(iii)	made, offered or promised to make or offer any unlawful contributions, gifts, entertainment or other unlawful expenditures;

(iv)	established or maintained any unlawful fund of corporate monies or other properties;

(v)	created or caused the creation of any false or inaccurate books and records of the Lionheart Group or any of its members related to any of the foregoing; or

(vi)	otherwise violated any provision of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§78dd-1, et seq., the UK Bribery Act of 2010, or any other applicable anti-corruption or anti-bribery law;

(s)

(broker’s fees) with the exception of the engagement of EF Hutton, no member of the Lionheart Group, nor any of their respective officers or directors has employed any broker, finder or financial adviser or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Scheme or transactions contemplated by this document;

(t)

(absence of certain changes or events) since 31 December 2021 through to the date of this document, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had, individually or in the aggregate, a Lionheart Material Adverse Effect;

(u)	(taxes): except as would not reasonably be expected to have, individually or in aggregate, a Lionheart Material Adverse Effect:

(i)

all Tax Returns required to be lodged by a member of the Lionheart Group have been lodged on a timely basis and in accordance with Tax Law with the relevant Governmental Authority and are or will be true, complete and correct in all material respects;

(ii)

all Taxes for which a member of the Lionheart Group is liable that are or have been due and payable, including any penalty or interest, have been paid or appropriately provided or reserved for in the financial statements of the Lionheart Group, and any obligation on a member of the Lionheart Group under any Tax Law to withhold amounts at source on account of Tax has been complied with;

(iii)

there is no current, pending or threatened audit, review, questionnaire, investigation or dispute between a member of the Lionheart Group and any Governmental Authority in respect of any Tax, and no such activity is anticipated, nor, to Lionheart’s knowledge, is there any current, pending or threatened audit, review, questionnaire, investigation or dispute of a member of the Lionheart Group;

(iv)	each member of the Lionheart Group has maintained proper and adequate records to enable it to comply with its obligations to:

(A)	prepare and submit any information, notices, computations, returns and payments required in respect of any Tax Law;

(B)	prepare any accounts necessary for the compliance of any Tax Law; and

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(C)	retain necessary records as required by any Tax Law;

(v)

no member of the Lionheart Group is, nor has been, a member or part of or otherwise subject to any income tax consolidated group, GST group or other grouping arrangements in respect of Taxes, with an entity that is not a member of the Lionheart Group;

(vi)

no member of the Lionheart Group has a permanent establishment (within the meaning of an applicable Tax treaty) in, or otherwise conducts a trade or business in, any jurisdiction outside of the relevant member of the Lionheart Group’s place of incorporation;

(vii)	to Lionheart’s knowledge, no member of the Lionheart Group has entered into or been party to any transaction which contravenes the anti-avoidance provisions of any Tax Law;

(viii)

no member of the Lionheart Group has taken any action which has or might alter or prejudice or fail to comply with any arrangement, agreement or Tax ruling which has previously been negotiated with or obtained from the relevant Governmental Authority or under any Tax Law;

(ix)	no member of the Lionheart Group is or is expected to become liable to pay, reimburse or indemnify any person in respect of any Tax because of the failure of any other person to discharge that Tax;

(x)	each member of the Lionheart Group has been a resident for Tax purposes solely in the jurisdiction of incorporation;

(xi)	since it commenced carrying on business or deriving income, the office of public officer of each member of the Lionheart Group as required under any Tax Law has been occupied without vacancy thereof;

(xii)

to the extent required by applicable law, each member of the Lionheart Group has complied with the provisions of Part 3-6 of the Tax Act and no dividend or other distribution has been paid or will be paid by Lionheart:

(A)	in respect of which the required franking amount (as provided for in Subdivision 202-D of the Tax Act) exceeded the franked amount (as defined in section 200-15 of the Tax Act) of the dividend;

(B)	giving rise to franking deficit tax as provided for in section 205-45 of the Tax Act;

(C)	which has been franked with franking credits in excess of the maximum franking credit for the distribution (as provided for in Subdivision 202-D of the Tax Act); or

(D)

which has been franked in breach of the benchmark rule and which would result in Lionheart either being liable to pay over-franking tax where the franking percentage for the distribution exceeds the entity’s benchmark franking percentage or gives rise to a franking debit where the franking percentage is less than the entity’s benchmark franking percentage (as provided for in Division 203 of the Tax Act);

(xiii)

all documents and transactions entered into or made by a member of the Lionheart Group which are required to be stamped have been duly stamped and appropriately lodged with the relevant Governmental Authority, and there are no outstanding assessments of duty (including fines, penalties and interest) in respect of any document, instrument or statement which a member of the Lionheart Group is liable to pay stamp duty on, nor any requirement on the part of a member of the Lionheart Group to upstamp any document or instrument in the future on account of any interim stamping or assessment nor any requirement on the part of a member of the Lionheart Group to lodge and pay stamp duty for any transaction that has occurred but for which the liability to stamp duty has not yet arisen;

(xiv)	no member of the Lionheart Group has obtained, wholly or in part, any corporate reconstruction concession, exemption or ex gratia relief from payment of duty in any Australian jurisdiction;

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(xv)

no event has occurred which has resulted in any duty from which a member of the Lionheart Group obtained relief (including but not limited to corporate reconstruction exemption or concession or ex gratia relief), becoming payable, and the implementation of the Scheme will not result in any such duty becoming payable;

(xvi)	each Lionheart Share is not an Indirect Australian Real Property Interest within the meaning of section 855-25 of the Tax Act; and

(xvii)

each member of the Lionheart Group is in material compliance with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology between members of the Lionheart Group. All intercompany agreements have been adequately documented, and such documents have been duly executed in a timely manner. The prices for any property or services (or for the use of any property) provided by or to a member of the Lionheart Group are arm’s-length prices for purposes of all applicable transfer pricing laws;

(xviii)	no member of the Lionheart Group has a share capital account that is tainted under Division 197 or section 160ARDM of the Tax Act;

(xix)

the commercial debt forgiveness rules contained in Division 245 of the Tax Act (or its predecessor provisions in Schedule 2C of the Tax Act) have not resulted in a net forgiven amount (as defined in those rules) for any member of the Lionheart Group;

(xx)	each member of the Lionheart Group has not claimed any research and development Tax incentives;

(xxi)

where a member of the Lionheart Group have claimed any support, financial assistance, payment, deferral or relief in connection with COVID-19 from any Governmental Authority or under any law (including the Coronavirus Economic Response Package (Payments and Benefits) Act 2020 (Cth)), the member of the Lionheart Group: has satisfied all requirements under applicable laws and administrative practices of the Government Authority; and has satisfied, received and otherwise complied with all applicable authorisations (including administrative practices of the Government Authority), to receive such support, assistance, payment or relief.

(v)

(trust fund). As of the date of this deed, Lionheart has no less than $126,400,000 in the Trust Fund. The monies of such Trust Fund are invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement has not been amended or modified and is valid and in full force and effect and is enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, by general equitable principles. Lionheart has complied in all material respects with the terms of the Trust Agreement and is not in breach thereof or default thereunder and there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by Lionheart or the Trustee. There are no separate contracts, agreements, side letters or other understandings (whether written or unwritten, express or implied) (a) between Lionheart and the Trustee that would cause the description of the Trust Agreement in the forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by it with the SEC since November 3, 2021, together with any amendments, restatements or supplements thereto to be inaccurate in any material respect or (b) to the knowledge of Lionheart, that would entitle any person (other than Lionheart Shareholders who shall have elected to redeem their Lionheart Shares pursuant to Lionheart’s Certificate of Incorporation and its bylaws) to any portion of the proceeds in the Trust Fund. Prior to the Scheme becoming Effective, none of the funds held in the Trust Fund may be released except (i) to pay

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Taxes from any interest income earned in the Trust Fund and (ii) any payments due and payable upon the exercise of Redemption Rights. As of the date hereof, there are no actions, suits or claims pending or, to the knowledge of Lionheart, threatened in writing with respect to the Trust Fund. As of the date hereto, there are no actions, suits or claims pending with respect to, or against, the Trust Fund. As of the date hereof, assuming the accuracy of the representations and warranties of SMX herein and the compliance by SMX with its respective obligations hereunder, Lionheart has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Fund will not be available to Lionheart at the SPAC Merger Effective Time.

13.4	Parent’s representations and warranties

Parent represents and warrants to Lionheart (on its own behalf and separately as trustee or nominee for each of the Lionheart Directors) that each of the following statements is true and correct as at the date of this document and on each subsequent day until and including 8.00am on the Second Court Date (except where any statement is expressed to be made only at a particular date):

(a)	(status) it has been incorporated or formed in accordance with the laws of its place of incorporation;

(b)	(power) it has power to enter into this document, the BCA and each other Transaction Document to which it is a party in order to comply with its obligations under it and exercise its rights under it;

(c)

(no contravention) the entry by it into, and its compliance with its obligations and the exercise of its rights under, this document, the BCA and each other Transaction Document to which it is a party does not and will not conflict with or breach:

(i)	its constituent documents or cause a limitation on its powers or the powers of its directors to be exceeded; or

(ii)	any law binding on or applicable to it or its assets;

(d)

(authorisations) it has in full force and effect each authorisation necessary for it to enter into this document, the BCA and each other Transaction Document to which it is a party and in order for it to comply with its obligations and exercise its rights under them, and to allow them to be enforced, and no other organizational proceedings or approvals of equityholders of Parent are necessary to authorise this document or the transactions contemplated hereby that have not already been taken;

(e)	(validity of obligations) its obligations under this document are valid and binding and are enforceable against it in accordance with its terms; and

(f)

(ownership; operations) Parent was formed on 1 July 2022 solely for the purpose of engaging in the Transactions. Parent has engaged in no other business activities, acquired no assets, engaged no employees, and has no liabilities or obligations (other than incurred in connection with the transactions contemplated by this document, the BCA, the Schemes, or any other Transaction Document) and has conducted its operations only as contemplated by this document, the BCA, the Schemes, or any other Transaction Document.

(g)	(structure) from the date of its incorporation until the Implementation Date, except as contemplated by this document, the BCA, the Schemes or any other Transaction Document:

(i)

the capital structure of Parent comprises the number of shares as at the date of this document and all of the shares in Parent have been owned by the person who owned them at the date of this document, free from any Encumbrance and Parent has not issued are agreed to issue any shares or other securities, including any securities which may be converted or exercised into Parent shares or other Parent securities;

(ii)	the directors of Parent consist of the persons who were directors of Parent at the date of this document.

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(h)	(Insolvency) Parent is not Insolvent.

13.5	Lionheart’s indemnity

The Lionheart Group indemnifies the members of the SMX Group against all Losses incurred as a result of any of the representations and warranties in clause 13.3 not being true and correct.

14.	Termination

14.1	Termination events

This document may be terminated:

(a)

(End Date) by either Lionheart or SMX, if the Scheme has not become Effective on or before the End Date, unless the failure of the Scheme to become Effective on or before the End Date is due to the failure of the party seeking to terminate this document to perform or observe its obligations, covenants and agreements under this document;

(b)	(SMX adverse change) by Lionheart at any time prior to 8.00am on the Second Court Date if:

(i)	any SMX Director (whether or not permitted under this deed):

(A)

fails to make, changes, withdraws or adversely modifies his or her recommendation to the SMX Shareholders that they vote in favour of the Capital Reduction and Scheme or statement of intention to vote in favour of the Capital Reduction and Scheme or otherwise makes a public statement indicating that the SMX Director no longer supports the Capital Reduction, the Scheme or the Transactions;

(B)

fails to make, changes, withdraws or adversely modifies his or her recommendation to the Option Scheme Participants that they vote in favour of the resolution to approve the Option Scheme or statement of intention to vote in favour of the Option Scheme or otherwise makes a public statement indicating that the SMX Director no longer supports the Option Scheme; or

(C)	recommends, supports or endorses a SMX Competing Transaction; or

(ii)

any member of the SMX Group accepts or enters into any agreement, arrangement or understanding to give effect to or implement a SMX Competing Transaction (whether or not permitted to do so under this deed);

(c)	(Lionheart adverse change) by SMX at any time prior to 8.00am on the Second Court Date if:

(i)	any Lionheart Director (whether or not permitted under this deed):

(A)

fails to make, changes, withdraws or adversely modifies his or her recommendation to the Lionheart Shareholders that they vote in favour of the issuance of Parent Shares or otherwise makes a public statement indicating that it no longer supports the Lionheart Proposals; or

(B)	recommends, supports or endorses a Lionheart Competing Transaction; or

(ii)

any member of the Lionheart Group accepts or enters into any agreement, arrangement or understanding to give effect to or implement a Lionheart Competing Transaction (whether or not permitted to do so under this deed).

(d)	(material breach) at any time prior to 8.00am on the Second Court by:

(i)

Lionheart if either SMX or Parent is in material breach of a term of this document (excluding any representation and warranty not being true and correct), taken in the context of the Scheme as a whole, provided that Lionheart has given notice to SMX or Parent (as the case may be) setting out the relevant circumstances of such breach and the relevant circumstances continue to exist 30 Business Days (or any shorter period ending at 8.00am on the Second Court Date) after the time the notice is given;

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(ii)

SMX and Parent if Lionheart is in material breach of a term of this document (excluding any representation and warranty not being true and correct), taken in the context of the Scheme as a whole, provided that SMX and Parent have given notice to Lionheart setting out the relevant circumstances of such breach and the relevant circumstances continue to exist 30 Business Days (or any shorter period ending at 8.00am on the Second Court Date) after the time the notice is given;

(e)

(SMX Superior Proposal) by SMX at any time prior to 8.00am on the Second Court Date if the SMX Board determines, after completion of the processes specified in clause 10.7 and clause 10.8, that an SMX Competing Transaction is a SMX Superior Proposal provided that there has not been a breach by SMX of its obligations under clause 10 in respect of that SMX Competing Transaction;

(f)	(consultation or appeal failure) by either Lionheart or SMX in accordance with and pursuant to clause 3.9(a), 3.9(b) or 6.9;

(g)	(agreement) if agreed to in writing by Lionheart and SMX;

(h)	(BCA) if the BCA has been terminated in accordance with its terms; or

(i)	(Lionheart Board) by Lionheart at any time prior to 8.00am on the Second Court Date if a majority of the Lionheart Board change their recommendation as permitted by clause 7.2.

Where a party has a right to terminate this document, that right for all purposes will be validly exercised if the party delivers a notice in writing to the other parties stating that it terminates this document.

14.2	Effect of Termination

If this document is terminated by a party, or if this document otherwise terminates in accordance with its terms, then in either case all further obligations of the parties under this document, other than the obligations set out in this clause 14 and in clauses 11, 12, and clauses 15 to 21 (inclusive) (other than clause 20.12) will immediately cease to be of further force and effect without further liability of any party to the other parties, provided that nothing in this clause releases any party from liability in the case of fraud or wilful material breach of this document by such party.

14.3	Damages

In addition to the right of termination under clause 14.1 where there is no appropriate remedy for the breach in this document (other than termination), the non-defaulting party is entitled to damages for Losses suffered by it and expenses incurred by it as a result of the breach of the terms of this document.

14.4	Payment of Lionheart Break Fee

SMX and Parent may only exercise a right to termination under this clause 14 if SMX has first paid the Lionheart Break Fee, if payable, to Lionheart in accordance with clause 11. Lionheart may only exercise a right to termination under this clause 14 if Lionheart has first paid the SMX Break Fee, if payable, to SMX in accordance with clause 12.

15.	Public announcements

15.1	Public announcement of Scheme

Immediately after signing this document, SMX will issue a public announcement of the proposed Scheme and the Transactions in the form contained in Annexure 7.

15.2	Required disclosure

Where a party is required by any applicable law or any Listing Rule to make any announcement or make any disclosure in connection with the Scheme or the Transactions, it must use commercially reasonable efforts, to the extent possible, to consult in good faith with the other parties prior to making the relevant disclosure, provided that if such required disclosure relates to any Confidential Information, the terms of the Confidentiality Agreement shall govern.

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15.3	Other announcements

(a)

Subject to clauses 15.1, 15.2 and 15.3(b), no party may make any public announcement or disclosure (“Announcement”) in connection with the Scheme or the Transactions (including disclosure to a Governmental Authority) other than in a form approved by each party (acting reasonably). Each party will use commercially reasonable efforts to provide that approval as soon as practicable. If either a party breaches this clause 15.3, then this clause 15.3 shall not apply to any announcement by the a party in response to such Announcement in breach of this clause 15.3.

(b)

Notwithstanding the foregoing, clause 15.2 and clause 15.3(a) shall not apply to an Announcement made in connection with (i) an SMX Competing Transaction or Lionheart Competing Transaction or the SMX Board or Lionheart Board withdrawing or changing its recommendation in accordance with clause 7.1 or clause 7.2, respectively or (ii) in connection with any dispute between the parties regarding this document, the Scheme, the Transactions or the other transactions contemplated by this document or any Transaction Document.

16.	Confidential Information

16.1	Disclosure of Confidential Information

Lionheart and SMX each acknowledge and agree that it continues to be bound by the Confidentiality Agreement in respect of all information received by it from the other party on, before or after the date of this document.

17.	Notices and other communications

17.1	Form

(a)

Unless this document expressly states otherwise, all notices, demands, certificates, consents, approvals, waivers and other communications in connection with this document must be in writing and signed by the sender (if an individual) or an Authorised Officer of the sender.

(b)

All communications (other than email communications) must also be marked for the attention of the person referred to in this clause 17.1(b) (or, if the recipient has notified otherwise, then marked for attention in the way last notified) and:

(i)	if to Lionheart, with a copy to (which shall not constitute notice):

4218 NE 2nd Avenue

Miami, Florida 33137

Attn: General Counsel

Email: notices@lheartcapital.com

(ii)	if to SMX or Parent, with a copy to (which shall not constitute notice):

Level 25, 525 Collins Street

Melbourne, Victoria 3000

Attn: Haggai Alon, CEO

Email: haggai@securitymattersltd.com

(c)	Email communications must state the first and last name of the sender and are taken to be signed by the named sender.

17.2	Delivery

Communications must be sent by email to the address referred to in clause 17.1(b).

If the intended recipient has notified changed contact details, then communications must be sent to the changed contact details.

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17.3	When effective

Communications take effect from the time they are received or taken to be received under clause 17.4 (whichever happens first) unless a later time is specified in the communication.

17.4	When taken to be received

Communications sent by email in accordance with clause 17.2 are taken to be received:

(a)	when the sender receives an automated message confirming delivery; or

(b)	4 hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that delivery failed,

whichever happens first.

17.5	Receipt outside business hours

Despite anything else in this clause 17, if communications are received or taken to be received under clause 17.4 after 5.00pm on a Business Day or on a non-Business Day for the receiving party, they are taken to be received at 9.00am on the next Business Day of the receiving party.

18.	GST

18.1	Definitions and interpretation

For the purposes of this clause:

(a)	“GST Act” means the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

(b)	a term which has a defined meaning in the GST Act has the same meaning when used in this clause, unless the contrary intention appears; and

(c)	each periodic or progressive component of a supply to which section 156-5(1) of the GST Act applies will be treated as if it were a separate supply.

18.2	GST exclusive

Unless this document expressly states otherwise, all consideration to be provided under this document is exclusive of GST.

18.3	Payment of GST

(a)

If GST is payable, or notionally payable, on a supply in connection with this document, the party providing the consideration for the supply agrees to pay to the supplier an additional amount equal to the amount of GST payable on that supply (“GST Amount”).

(b)

Subject to the prior receipt of a tax invoice, the GST Amount is payable at the same time as the GST-exclusive consideration for the supply, or the first part of the GST-exclusive consideration for the supply (as the case may be), is payable or is to be provided.

(c)	This clause does not apply to the extent that the consideration for the supply is expressly stated to include GST or the supply is subject to a reverse-charge.

18.4	Adjustment events

If an adjustment event arises for a supply made in connection with this document, the GST Amount must be recalculated to reflect that adjustment. The supplier or the recipient (as the case may be) agrees to make any payments necessary to reflect the adjustment and the supplier agrees to issue an adjustment note.

18.5	Reimbursements

Any payment, indemnity, reimbursement or similar obligation that is required to be made in connection with this document which is calculated by reference to an amount paid by another party must be reduced

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by the amount of any input tax credits which the other party (or the representative member of any GST group of which the other party is a member) is entitled. If the reduced payment is consideration for a taxable supply, clause 18.3 will apply to the reduced payment.

19.	Costs

19.1	Costs

Subject to clause 11 and 12, the parties agree to pay their own Costs in connection with the preparation, negotiation, execution and completion of this document, except for amounts covered by clause 19.2.

19.2	Stamp duty and registration fees

Lionheart:

(a)

agrees to pay or reimburse all stamp duty, registration fees and similar taxes payable or assessed as being payable in connection with this document, the Scheme or any transfer of the SMX Shares in connection with the Scheme (including any fees, fines, penalties and interest in connection with any of those amounts); and

(b)

indemnifies each Scheme Participant against, and agrees to reimburse and compensate it for, any liability directly incurred or suffered by the Scheme Participant arising out of or in connection with any failure by Lionheart to make a payment under clause 19.2(a).

However, Lionheart need not pay, reimburse or indemnify against any fees, fines, penalties or interest to the extent they have been imposed because of delay caused by SMX or an SMX Indemnified Party.

20.	General

20.1	Variation and waiver

A provision of this document, or right, power or remedy created under it, may not be varied or waived except in writing signed by the party to be bound.

20.2	Consents, approvals or waivers

By giving any approval, consent or waiver, a party does not give any representation or warranty as to any circumstance in connection with the subject matter of the consent, approval or waiver.

20.3	Discretion in exercising rights

Unless this document expressly states otherwise, a party may exercise a right, power or remedy or give or refuse its consent, approval or a waiver in connection with this document in its absolute discretion (including by imposing conditions).

20.4	Partial exercising of rights

Unless this document expressly states otherwise, if a party does not exercise a right, power or remedy in connection with this document fully or at a given time, they may still exercise it later.

20.5	Conflict of interest

Each party may exercise their rights, powers and remedies in connection with this document even if this involves a conflict of duty or they have a personal interest in their exercise.

20.6	Remedies cumulative

The rights, powers and remedies in connection with this document are in addition to other rights, powers and remedies given by law independently of this document.

20.7	Indemnities and reimbursement obligations

Any indemnity, reimbursement or similar obligation in this document:

(a)	is a continuing obligation despite the satisfaction of any payment or other obligation in connection with this document, any settlement or any other thing;

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(b)	is independent of any other obligations under this document; and

(c)	continues after this document, or any obligation arising under it, ends.

It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity in connection with this document.

20.8	Inconsistent law

To the extent the law permits, this document prevails to the extent it is inconsistent with any law.

20.9	Supervening law

Any present or future law which operates to vary the obligations of a party in connection with this document with the result that another party’s rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

20.10	Counterparts

(a)

This document may consist of a number of copies, each signed by one or more parties to it. If so, the signed copies are treated as making up a single document and the date on which the last counterpart is executed is the date of the document. PDF and electronic signatures are taken to be valid and binding to the same extent as physical signatures.

(b)

A party may sign electronically a soft copy of this deed through an electronic signature or digital platform that indicates on the instrument that a digital signature was applied (including DocuSign) and bind itself accordingly. This will satisfy any statutory or other requirements for this deed to be in writing and signed by that party. The parties intend that:

(i)

any soft copy so signed will constitute an executed original counterpart, and any print-out of the copy with the relevant signatures appearing will also constitute an executed original counterpart; and

(ii)	each signatory confirms that their signature appearing in this deed, including any such print-out (irrespective of which party printed it), is their personal signature authenticating it.

20.11	Entire agreement

This document and the Transaction Documents constitute the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

20.12	Further steps

Each party agrees to do anything (such as obtaining consents, signing and producing documents, producing receipts and getting documents completed and signed), which another party asks and considers necessary to:

(a)	bind the party and any other person intended to be bound under this document; or

(b)	show whether the party is complying with this document.

20.13	No liability for loss

Unless this document expressly states otherwise, a party is not liable for any loss, liability or costs arising in connection with the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right, power or remedy in connection with this document.

20.14	Severability

If the whole or any part of a provision of this document is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this document has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this document or is contrary to public policy.

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20.15	Rules of construction

No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this document or any part of it.

20.16	Assignment

A party may not assign or otherwise deal with its rights under this document or allow any interest in them to arise or be varied without the consent of the other parties.

20.17	Specific Performance

The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any material breach of this document or (b) in the event that any of the material provisions of this document were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent material breaches or threatened material breaches of this document and to specifically enforce the material terms and provisions of this document (this being in addition to any other remedy to which they are entitled under this document or under applicable law). The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

20.18	Enforceability

For the purpose of this document:

(a)	SMX is taken to be acting as agent and trustee on behalf of and for the benefit of all SMX Indemnified Parties; and

(b)	Lionheart is taken to be acting as agent and trustee on behalf of and for the benefit of all Lionheart Indemnified Parties,

and all of those persons are to this extent taken to be parties to this document.

20.19	No representation or reliance

Each party acknowledges that:

(a)

no party (nor any person acting on its behalf) has made any representation or other inducement to it to enter into this document, except for representations or inducements expressly set out in this document;

(b)

it does not enter into this document in reliance on any representation or other inducement by or on behalf of any other party, except for any representation or inducement expressly set out in this document; and

(c)	clauses 20.19(a) and 20.19(b) above do not prejudice any rights a party may have in relation to information which had been filed by another party with ASIC or ASX.

21.	Governing law

21.1	Governing law and jurisdiction

Subject to Section [10.06] of the BCA, the law in force in the State of Victoria governs this document. The parties submit to the non-exclusive jurisdiction of the courts of Victoria.

21.2	Serving documents

Without preventing any other method of service, any document in an action in connection with this document may be served on a party by being delivered or left at that party’s address for service of notices under clause 17.2 or with its process agent.

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21.3	Appointment of process agent—Lionheart

Without preventing any method of service allowed under any relevant law, Lionheart:

(a)

irrevocably appoints DLA Piper Australia as its process agent to receive any document in an action in connection with this document, and agrees that any such document may be served on Lionheart, as applicable, by being delivered to or left for Lionheart or Parent, as applicable, at the following address:

DLA Piper Australia

Level 22, No. 1, Martin Place

Sydney NSW 2000

Attention: David Ryan

(b)	agrees that failure by a process agent to notify DLA Piper Australia of any document in an action in connection with this document does not invalidate the action concerned.

If for any reason DLA Piper Australia ceases to be able to act as process agent, Lionheart agrees to appoint another person as its process agent in the place referred to in clause 21.1 and ensure that the replacement process agent accepts its appointment and confirms its appointment to SMX.

Lionheart agrees that service of documents on its process agent is sufficient service on it.

21.4	Appointment of process agent – SMX and Parent

Without preventing any method of service allowed under any relevant law, each of SMX and Parent:

(a)

irrevocably appoints K&L Gates Australia as its process agent to receive any document in an action in connection with this document, and agrees that any such document may be served on SMX or Parent, as applicable, by being delivered to or left for SMX or Parent, as applicable, at the following address:

K&L Gates

Level 25, South Tower, 525 Collins Street

Melbourne, Victoria 3000

Attention: Harry Kingsley and Marcia Vlahovic

(b)	agrees that failure by a process agent to notify K&L Gates Australia of any document in an action in connection with this document does not invalidate the action concerned.

If for any reason K&L Gates Australia ceases to be able to act as process agent, SMX and Parent agrees to appoint another person as its process agent in the place referred to in clause 21.1 and ensure that the replacement process agent accepts its appointment and confirms its appointment to SMX and Parent.

SMX and Parent agree that service of documents on its process agent is sufficient service on it.

EXECUTED as a deed

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Schedule 1 - Timetable (clause 6.1)

Event	Indicative Dates

Enter into Scheme Implementation Deed	26 July 2022

Lodge Scheme Booklet with ASIC	Early September 2022

First Court Date	Mid to late September 2022

Scheme Booklet registered with ASIC	Late September 2022

Printing and despatch of Scheme Booklet	Late September 2022

Scheme Meeting held	Late October 2022

Second Court Date	Early November 2022

Lodge Court order with ASIC (Effective Date)	Early November 2022

Record Date	Mid November 2022

Implementation Date	Mid November 2022

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Signing page

Signed for and on behalf of Lionheart III Corp by its duly authorised representative in the presence of:

/s/ Jennifer Stehouwer	/s/ Ophir Sternberg
Signature of witness	Signature of authorised representative
By executing this agreement the representative states that they have received no notice that their authority to do so has been revoked.

Jennifer Stehouwer	Ophir Sternberg
Name of witness (please print)	Name of authorised representative (please print)

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SIGNED AND DELIVERED	/s/ Doron Afik
for and on behalf of and as the deed of	Signature of attorney

EMPATAN PLC

by its lawfully appointed attorney in the presence of:	Doron Afik
/s/ Peter Keeran	Print name of attorney
Signature of witness

Peter Keeran
Name of witness

L25, 525 Collins Street, Melbourne, Victoria 300
Address of witness

Lawyer
Occupation of witness

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Executed by Security Matters Limited ACN 626 192 998 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

/s/ Haggai Alon	/s/ Ed Hofland
Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Haggai Alon	Ed Hofland
Name (please print)	Name (please print)

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Annexure 1 – Scheme of Arrangement

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Annexure 2 – Option Scheme of Arrangement

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Annexure 3 – Deed Poll

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Annexure 4 – Option Scheme Deed Poll

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Annexure 5 – Lionheart Deed Poll

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Annexure 6 – Lionheart Option Deed Poll

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Annexure 7 - Announcement

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Annex B2

Deed of Variation - Scheme

Implementation Deed

Lionheart III Corp

and

Empatan PLC

and

Security Matters Limited

ACN 626 192 998

1.	Definitions and interpretation	B2-1
1.1	Definitions	B2-1
1.2	Interpretation	B2-1

2.	Variation of SID	B2-2
2.1	Variation	B2-2
2.2	Confirmation of the SID	B2-3
2.3	Prior rights and obligations not affected	B2-3

3.	Inconsistency	B2-3

4.	General	B2-3
4.1	Severability	B2-3
4.2	No variation	B2-3
4.3	Execution and delivery	B2-3
4.4	Counterparts	B2-4
4.5	Governing law and jurisdiction	B2-4

Deed of Variation

Date  08 January 2023

Parties

1.	Lionheart III Corp a Delaware Corporation of 4218 NE 2nd Avenue, Miami, FL 33137 (Lionheart)

2.

Empatan PLC a public limited company incorporated in Ireland with registered number 722009 and a registered address at Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland, D04 T4A6 (Parent)

3.	Security Matters Limited ACN 626 192 998 of Level 25, 525 Collins Street, Melbourne, Victoria 3000 (SMX)

Background

A.	The parties are parties to the SID.

B.	The parties wish to vary the SID as set out in this Deed to implement changes requested by ASIC and to update further matters.

Agreed terms

1.	Definitions and interpretation

1.1	Definitions

(a)	In this Deed:

ASIC means Australian Securities and Investments Committee;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Melbourne;

Deed means this deed including the background, any schedules and any annexures;

Effective Date means the date of this deed;

SID means the Scheme Implementation Deed made between the parties and dated 26 July 2022; and

(b)	Unless otherwise indicated, words or expressions defined in the Deed have the same meaning in this deed.

1.2	Interpretation

In this Deed, unless the context requires otherwise:

(a)	the singular includes the plural and vice versa;

(b)	a gender includes the other genders;

(c)	headings are used for convenience only and do not affect the interpretation of this Deed;

(d)	other grammatical forms of a defined word or expression have a corresponding meaning;

(e)	a reference to a document is to that document as amended, novated, supplemented, extended or restated from time to time;

(f)	a reference to a party is to a party to this deed and includes that party’s executors, administrators, successors, permitted assigns and permitted substitutes;

(g)	“person” includes a natural person, partnership, body corporate, association, joint venture, governmental or local authority, and any other body or entity whether incorporated or not;

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(h)	a reference to all or any part of a statute, rule, regulation or ordinance (statute) is to that statute as amended, consolidated, re-enacted or replaced from time to time;

(i)	“include”, “for example” and any similar expressions are not used, and must not be interpreted, as words of limitation;

(j)

a reference to any agency or body that ceases to exist, is reconstituted, renamed or replaced, or has its powers or functions removed (defunct body) is to the agency or body that performs most closely the powers or functions of the defunct body;

(k)	any provision in this Deed which is in favour of more than one person benefits all of them jointly and each of them severally; and

(l)	any provision in this Deed which binds more than one person binds all of them jointly and each of them severally.

2.	Variation of SID

2.1	Variation

With effect on and from the Effective Date, the SID is varied by:

(a)	replacing the definition of Cashless Exercise in the Option Scheme with the revised definition set out in Part A of Schedule 1;

(b)	replacing the definition of Lionheart Material Adverse Effect to the revised definition set out in Part B of Schedule 1;

(c)	replacing the definition of SMX Material Adverse Effect to the revised definition set out in Part C of Schedule 1;

(d)	delete the wording “and acting reasonably” from clause 7.1(a)(i);

(e)	delete the wording “and acting reasonably” from clause 7.1(b)(i);

(f)	delete the wording “and acting reasonably” from clause 7.2; and

(g)

the parties acknowledge that the share capital of SMX has changed since the execution of the SID and the changes set out below are to replace the incorrect share capital currently contained in the SID:

(i)	a total of 167,854,581 SMX Shares on issue;

(ii)	a total of 32,122,957 SMX Options on issue; and

(iii)	a total of 13,050,114 ESOP Options on issue.

2.2	Confirmation of the SID

All provisions of the SID other than those varied by clause 2.1 remain unchanged and continue in full force.

2.3	Prior rights and obligations not affected

3.	This Deed does not affect the rights and obligations of the parties to the extent that they relate to the period prior to the Effective Date.Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of the SID, then the provisions of this Deed prevail to the extent of that inconsistency.

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4.	General

4.1	Severability

Any provision of this Deed which is invalid in any jurisdiction must, in relation to that jurisdiction:

(a)	be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)	be severed from this Deed in any other case,

without invalidating or affecting the remaining provisions of this Deed or the validity of that provision in any other jurisdiction.

4.2	No variation

This Deed cannot be amended or varied except in writing signed by the parties.

4.3	Execution and delivery

By executing this Deed, a party intends:

(i)	to be immediately bound by this Deed; and

(ii)	for such execution to constitute delivery of this Deed to each other party.

(b)	Nothing in this clause 4.3 should be taken to exclude any statutory or common law principle applicable to the proper execution and delivery of a deed.

(c)

This clause 4.3 supersedes, terminates and replaces any prior agreements and communications between the parties which indicate that the agreements recorded in this Deed are “subject to contract” or similar arrangements.

4.4	Counterparts

If this Deed consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document. A party may sign a counterpart by executing a signature page and electronically transmitting a copy of the signed page to each other party or their authorised representative. Signatures on behalf of one party that are on different counterparts will be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this Deed.

4.5	Governing law and jurisdiction

(a)	This Deed is governed by and must be construed in accordance with the laws of Victoria.

(b)

The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Deed, its performance or subject matter.

Schedule 1

Part A

Definition—Cashless Exercise

Cashless Exercise means the exercise of that portion of Scheme Options held by each Option Scheme Participant, with the exercise price of such options being reduced to nil, and the expiry of the balance of Scheme Options held by that Option Scheme Participant occurring on the Implementation Date, such that each Option Scheme Participant receives the number of Option Exercise Shares determined in accordance with the Schedule and following which all Scheme Options of the Option Scheme Participant have either been exercised or have expired.

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Part B

Definition—Lionheart Material Adverse Effect

Lionheart Material Adverse Effect means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances:

(a)	a material adverse effect on the assets, liabilities, financial condition, business or results of operations of the Lionheart Group (taken as a whole); and

(b)

the effect of diminishing the value of the net assets of the Lionheart Group (which net assets shall include the assets in the Trust Fund) by an amount of 20% or more, as compared to the value of the net assets of the Lionheart Group set out in the most recent accounts disclosed to the SEC prior to the date of this Deed, excluding any diminishment of such net assets resulting from redemptions from the Trust Fund, but does not include events, matters or circumstances to the extent resulting from or arising out of:

(c)	changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law;

(d)

any epidemic, pandemic (including COVID-19 or COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing);

(e)	geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing);

(f)	any change in taxation rates, interest rates or exchange rates;

(g)	any change in generally accepted accounting principles or the authoritative interpretation of them;

(h)

the taking of any action required under this document, the BCA, the Schemes or the transactions contemplated by them, including the Transactions (other than, to the extent not excluded by another clause of this definition, Lionheart’s compliance with its obligations pursuant to clause 9);

(i)

any change in the market price or trading volume of Lionheart Shares or the Lionheart Warrants (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect);

(j)

any failure, in and of itself, by Lionheart or a member of the Lionheart Group to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Lionheart Material Adverse Effect);

(k)

the execution, delivery or performance of this document or the BCA, or the announcement of the Schemes or the other transactions contemplated by this document or the BCA (including in the impact of any of the foregoing on the relationship of Lionheart or a member of the Lionheart Group with their respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this document or the announcement or pendency of the Scheme or the BCA or the other transactions contemplated by this document or the BCA or with respect to the Conditions Precedent that relate to such representations or warranties;

(l)	the identity of, or any facts or circumstances relating to, SMX or any member of the SMX Group;

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(m)

any actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this document, the Schemes, the BCA or the transactions contemplated by this document or the BCA; or

(n)	any action (or the failure to take any action) with the written consent or at the written request of SMX,

except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to the Lionheart Group as compared to the effects on other companies in the industry in which the Lionheart Group operates, and then solely to the extent of such disproportionate effect.

Part C

Definition—SMX Adverse Effect

SMX Material Adverse Effect means any event, matter or circumstance which has, or would be reasonably likely to have, either individually or when aggregated with any other events, matters or circumstances,

(a)	a material adverse effect on the assets, liabilities, financial condition, business or results of operations of the SMX Group (taken as a whole); and

(b)	the effect of diminishing the value of the net assets of the SMX Group by an amount of 20% or more, as compared to the value of the net assets of the SMX Group set out in the 30 June 2022 accounts,

but does not include events, matters or circumstances to the extent resulting from or arising out of:

(c)	changes in general economic, industry, regulatory or political conditions, the securities or other capital markets in general or law;

(d)

any epidemic, pandemic (including COVID-19 or COVID-19 Measures), hurricane, earthquake, flood, weather conditions, calamity or other natural disaster, act of God or other force majeure event (or any worsening of or recovery from any of the foregoing);

(e)	geopolitical conditions, hostilities, civil or political unrest, any acts of war, sabotage, or terrorism (including any outbreak, escalation or worsening of any of the foregoing);

(f)	any change in taxation rates, interest rates or exchange rates;

(g)	any change in generally accepted accounting principles or the authoritative interpretation of them;

(h)

the taking of any action required under this document, the BCA, the Schemes or the transactions contemplated by them, including the Transactions (other than, to the extent not excluded by another clause of this definition, SMX’s compliance with its obligations pursuant to clause 9);

(i)

any change in the market price or trading volume of SMX Shares (but this exception will not prevent the underlying cause or contributing factor of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect);

(j)

any failure, in and of itself, by SMX or a member of the SMX Group to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings or other financial or operating metrics for any period (but this exception will not prevent the underlying cause or contributing factor of any such failure, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an SMX Material Adverse Effect);

(k)

the execution, delivery or performance of this document or the BCA, or the announcement of the Schemes or the other transactions contemplated by this document or the BCA (including the impact of any of the foregoing on the relationship of SMX or a member of the SMX Group with their

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respective employees, customers, creditors, suppliers or contractual counterparties), provided that this clause (i) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this document or the announcement of the Schemes or the other transactions contemplated by this document or the BCA or with respect to the Conditions Precedent that relate to such representations or warranties;

(l)	the identity of, or any facts or circumstances relating to, Lionheart or any member of the Lionheart Group;

(m)

actions, suits or claims arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this document, the Schemes or the BCA or the transactions contemplated by this document or the BCA; or

(n)	any action (or the failure to take any action) with the written consent or at the written request of Lionheart,

except, in the case of each of the foregoing clauses (a), (b), (c), (d) and (e), if the effects of such events, matters or circumstances are disproportionately adverse to the SMX Group as compared to the effects on other companies in the industry in which the SMX Group operates, and then solely to the extent of such disproportionate effect.

Executed as a deed

Signed for and on behalf of Lionheart III Corp by its duly authorised representative:

/s/ Paul Rapisarda
Signature of authorised representative By executing this agreement the representative staters that they have received no notice that their authority to do so has been revoked

Paul Rapisarda
Name (please print)
Signed and delivered for and on behalf of and as a deed of Empatan PLC by its lawful appointed attorney in the presence of:

/s/ Doron Afik	/s/ Haggai Alon /s/ Amir Bader
Signature of witness	Signature of attorney

Doron Afik	Haggai Alon Amir Bader
Name of witness (please print)	Name of attorney (please print)

103 Hahashmonaim St., Tel Aviv, Israel
Address of witness

Attorney
Occupation of witness

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Executed by Security Matters Limited ACN 626 192 998 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

/s/ Ed Hofland	/s/ Haggai Alon
Signature of director	Signature of director

Ed Hofland	Haggai Alon
Name (please print)	Name (please print)

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ANNEX C — PROPOSED PARENT AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

Companies Act 2014

PUBLIC LIMITED COMPANY

CONSTITUTION

OF

SMX PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

1.	The name of the Company is SMX PUBLIC LIMITED COMPANY.

2.	The Company is a public limited company, registered under Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are:

3.1

To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

3.2

To carry on the businesses of manufacturer, distributor, wholesaler, retailer, service provider, investor, designer, trader and any other business (except the issuing of policies of insurance) which may seem to the Company’s board of directors capable of being conveniently carried on in connection with these objects or calculated directly or indirectly to enhance the value of or render more profitable any of the Company’s property.

3.3	To carry on all or any of the businesses as aforesaid either as a separate business or as the principal business of the Company.

3.4	To invest and deal with the property of the Company in such manner as may from time to time be determined by the Company’s board of directors and to dispose of or vary such investments and dealings.

3.5

To borrow or raise money or capital in any manner and on such terms and subject to such conditions and for such purposes as the Company’s board of directors shall think fit or expedient, whether alone or jointly and/or severally with any other person or company, including, without prejudice to the generality of the foregoing, whether by the issue of debentures or debenture stock (perpetual or otherwise) or otherwise, and to secure, with or without consideration, the payment or repayment of any money borrowed, raised or owing or any debt, obligation or liability of the Company or of any other person or company whatsoever in such manner and on such terms and conditions as the Company’s board of directors shall think fit or expedient and, in particular by mortgage, charge, lien, pledge or debenture or any other security of whatsoever nature or howsoever described, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, and to purchase, redeem or pay off any such securities or borrowings and also to accept capital contributions from any person or company in any manner and on such terms and conditions and for such purposes as the Company’s board of directors shall think fit or expedient.

3.6

To lend and advance money or other property or give credit or financial accommodation to any company or person in any manner either with or without security and whether with or without the payment of interest and upon such terms and conditions as the Company’s board of directors shall think fit or expedient.

3.7

To guarantee, indemnify, grant indemnities in respect of, enter into any suretyship or joint obligation, or otherwise support or secure, whether by personal covenant, indemnity or undertaking or by mortgaging, charging, pledging or granting a lien or other security over all or any part of the Company’s property (both present and future) or by any one or more of such methods or any other method and whether in support of such guarantee or indemnity or suretyship or joint obligation or otherwise, on such terms and conditions as the Company’s board of directors shall think fit, the payment of any debts or the performance or discharge of any contract, obligation or liability of any person or company (including, without prejudice to the generality of the foregoing, the payment of any capital, principal, dividends or interest on any stocks, shares, debentures, debenture stock, notes, bonds or other securities of any person, authority or company) including, without prejudice to the generality of the foregoing, any company which is for the time being the Company’s holding company or another subsidiary (as defined by the Act) of the Company’s holding company or a subsidiary of the Company or otherwise associated with the Company (including any arrangements of the Company or any of its subsidiaries), in each case notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect, from entering into any such guarantee or indemnity or suretyship or joint obligation or other arrangement or transaction contemplated herein.

3.8

To grant, convey, assign, transfer, exchange or otherwise alienate or dispose of any property of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof or for shares, debentures or securities and whether by way of gift or otherwise as the Company’s board of directors shall deem fit or expedient and where the property consists of real property to grant any fee farm grant or lease or to enter into any agreement for letting or hire of any such property for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Company’s board of directors shall deem appropriate.

3.9	To purchase, take on, lease, exchange, rent, hire or otherwise acquire any property and to acquire and undertake the whole or any part of the business and property of any company or person.

3.10

To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting out and improving buildings and conveniences and by planting, paving, draining, farming, cultivating, letting and by entering into building leases or building agreements and by advancing money to and entering into contracts and arrangements of all kinds with builders, contractors, architects, surveyors, purchasers, vendors, tenants and any other person.

3.11

To construct, improve, maintain, develop, work, manage, carry out or control any property which may seem calculated directly or indirectly to advance the Company’s interest and to contribute to, subsidise or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out or control thereof.

3.12	To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.13

To engage in currency exchange, interest rate and commodity transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange, interest rate or commodity hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose.

3.14

As a pursuit in itself or otherwise and whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose whatsoever, to engage in any currency exchange transactions, interest rate transactions and commodity transactions, derivative and/or treasury transactions and any other financial or other transactions, including (without prejudice to the generality of the foregoing) securitisation, treasury and/or structured finance transactions, of whatever nature in any manner and on any terms and for any purposes whatsoever, including, without prejudice to the generality of the foregoing, any transaction entered into in connection with or for the purpose of, or capable of being for the purposes of, avoiding, reducing, minimising, hedging against or otherwise managing the risk of any loss, cost, expense, or liability arising, or which may arise, directly or indirectly, from a change or changes in any interest rate or currency exchange rate or in the price or value of any property, asset, commodity, index or liability or from any other risk or factor affecting the Company’s business, including but not limited to dealings whether involving purchases, sales or otherwise in foreign currency, spot and/or forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and/or any such other currency or interest rate or commodity or other hedging, treasury or structured finance arrangements and such other instruments as are similar to, or derived from any of the foregoing.

3.15

To apply for, establish, create, purchase or otherwise acquire, sell or otherwise dispose of and hold any patents, trade marks, copyrights, brevets d’invention, registered designs, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information and any invention and to use, exercise, develop or grant licences in respect of or otherwise turn to account or exploit the property, rights or information so held.

3.16

To enter into any arrangements with any governments or authorities, national, local or otherwise and to obtain from any such government or authority any rights, privileges and concessions and to carry out, exercise and comply with any such arrangements, rights, privileges and concessions.

3.17	To establish, form, register, incorporate or promote any company or companies or person, whether inside or outside of Ireland.

3.18	To procure that the Company be registered or recognised whether as a branch or otherwise in any country or place.

3.19

To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction and to engage in any transaction in connection with the foregoing.

3.20	To acquire or amalgamate with any other company or person.

3.21

To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.22

To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association, or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the

Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation which may be thought detrimental to the interests of the Company or its employees and to subscribe to any association or fund for any such purposes.

3.23

To make gifts to any person or company including, without prejudice to the generality of the foregoing, capital contributions and to grant bonuses to the directors or any other persons or companies who are or have been in the employment of the Company including substitute directors and any other officer or employee.

3.24

To establish and support or aid in the establishment and support of associations, institutions, funds, trusts and conveniences calculated to benefit directors, ex-directors, employees or ex-employees of the Company or any subsidiary of the Company or the dependants or connections of such persons, and to grant pensions and allowances upon such terms and in such manner as the Company’s board of directors think fit, and to make payments towards insurance and to subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public, general or useful object, or any other object whatsoever which the Company’s board of directors may think advisable.

3.25

To establish and contribute to any scheme for the purchase of shares or subscription for shares in the Company, its holding company or any of its or their respective subsidiaries, to be held for the benefit of the employees or former employees of the Company or any subsidiary of the Company including any person who is or was a director holding a salaried employment or office in the Company or any subsidiary of the Company and to lend or otherwise provide money to the trustees of such schemes or the employees or former employees of the Company or any subsidiary of the Company to enable them to purchase shares of the Company, its holding company or any of its or their respective subsidiaries and to formulate and carry into effect any scheme for sharing the profits of the Company, its holding company or any of its or their respective subsidiaries with its employees and/or the employees of any of its subsidiaries.

3.26

To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

3.27

To obtain any Act of the Oireachtas or provisional order for enabling the Company to carry any of its objects into effect or for effecting any modification of the Company’s constitution or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company’s interests.

3.28

To adopt such means of making known the products of the Company as may seem expedient and in particular by advertising in the press, by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards and donations.

3.29

To undertake and execute the office of trustee and nominee for the purpose of holding and dealing with any property of any kind for or on behalf of any person or company; to act as trustee, nominee, agent, executor, administrator, registrar, secretary, committee or attorney generally for any purpose and either solely or with others for any person or company; to vest any property in any person or company with or without any declared trust in favour of the Company.

3.30	To pay all costs, charges, fees and expenses incurred or sustained in or about the promotion, establishment, formation and registration of the Company.

3.31

To do all or any of the above things in any part of the world, and as principals, agents, contractors, trustees or otherwise and by or through trustees, agents or otherwise and either alone or in conjunction with any person or company.

3.32	To distribute the property of the Company in specie among the members or, if there is only one, to the sole member of the Company.

3.33	To do all such other things as the Company’s board of directors may think incidental or conducive to the attainment of the above objects or any of them.

NOTE: it is hereby declared that in this memorandum of association:

a)

the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and

b)

the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and

c)

the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and

d)

a word or expression used in this memorandum of association which is not otherwise defined and which is also used in the Companies Act 2014 shall have the same meaning here, as it has in the Companies Act 2014; and

e)

any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and

f)	words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders; and

g)

it is intended that the objects specified in each paragraph in this clause shall, except where otherwise expressed in such paragraph, be separate and distinct objects of the Company and shall not be in any way limited or restricted by reference to or inference from the terms of any other paragraph or the order in which the paragraphs of this clause occur or the name of the Company.

4.	The liability of the members is limited.

5.

The authorised share capital of the Company is US$100,000,000 divided into 800,000,000,000 Ordinary Shares with a nominal value of US$0.0001 each and 200,000,000,000 Preferred Shares with a nominal value of US$0.0001 each and €25,000 divided into 25,000 Deferred Ordinary Shares with a nominal value of €1.00 each.

6.

The shares forming the capital, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

SMX PUBLIC LIMITED COMPANY

ARTICLES OF ASSOCIATION

(as amended by Special Resolution dated ● 2022)

Interpretation and general

1.

Sections 83, 84 and 117(9) of the Act shall apply to the Company but, subject to that, the provisions set out in these Articles shall constitute the whole of the regulations applicable to the Company and no other “optional provisions” as defined by section 1007(2) of the Act shall apply to the Company.

2.	In these Articles:

2.1	“Act” means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

2.2	“Acting in Concert” has the meaning given to it in Rule 2.1(a) and Rule 3.3 of Part A of the Takeover Rules;

2.3	“Adoption Date” means the effective date of adoption of these Articles;

2.4	“Adjourned Meeting” has the meaning given in Article 115.1;

2.5	“Agent” has the meaning given in Article 12.3;

2.6	“Approved Nominee” means a person appointed under contractual arrangements with the Company to hold shares or rights or interests in shares of the Company on a nominee basis;

2.7	“Article” means an article of these Articles;

2.8	“Articles” means these articles of association as from time to time and for the time being in force;

2.9	“Auditors” means the auditors for the time being of the Company;

2.10	“Board” means the board of Directors of the Company;

2.11	“Chairperson” means the person occupying the position of Chairperson of the Board from time to time;

2.12	“Chief Executive Officer” shall include any equivalent office;

2.13

“Clear Days” means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and excluding the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect;

2.14	“committee” has the meaning given in Article 187;

2.15	“Company” means the company whose name appears in the heading to these Articles;

2.16	“Company Secretary” means the person or persons appointed as company secretary or joint company secretary of the Company from time to time and shall include any assistant or deputy secretary;

2.17	“Concert Party” means, in relation to any person, a party who is deemed or presumed to be Acting in Concert with that person for the purposes of the Takeover Rules;

2.18	“contested election” has the meaning given in Article 159;

2.19	“Deferred Shares” means the Deferred Ordinary Shares with a nominal value of €1.00 each in the capital of the Company;

2.20	“Directors” means the directors for the time being of the Company or any of them acting as the Board;

2.21	“Director’s Certified Email Address” has the meaning given in Article 190.3;

2.22	“disponee” has the meaning given in Article 46.1;

2.23	“elected by a plurality” has the meaning given in Article 159;

2.24

“electronic communication” has the meaning given to that word in the Electronic Commerce Act 2000 and in addition includes in the case of notices or documents issued on behalf of the Company, such documents being made available or displayed on a website of the Company (or a website designated by the Board);

2.25

“Exchange” means any securities exchange or other system on which the shares of the Company may be listed or otherwise authorised for trading from time to time in circumstances where the Company has approved such listing or trading;

2.26	“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended;

2.27	“Group” means the Company and its subsidiaries from time to time and for the time being;

2.28	“Independent Directors” has the meaning given in Article 238.4;

2.29	“Institutional Investor” has the meaning given in Article 238.5

2.30	“Interest in a Security” has the meaning given to such term in section 1 of the Irish Takeover Panel Act 1997;

2.31	“Interested Person” has the meaning given in Article 238.6;

2.32

“member” means, in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares and shall include a member’s personal representatives in consequence of his or her death or bankruptcy;

2.33	“Memorandum” means the memorandum of association of the Company;

2.34	“Office” means the registered office for the time being of the Company;

2.35	“Ordinary Shares” means the Ordinary Shares with a nominal value of US$0.0001 each in the capital of the Company;

2.36	“Preferred Shares” means the Preferred Shares with a nominal value of US$0.0001 each in the capital of the Company;

2.37	“Proceedings” has the meaning given in Article 253;

2.38	“Redeemable Shares” means redeemable shares as defined by section 64 of the Act;

2.39	“Re-designation Event” means;

(a)	the transfer of Restricted Voting Ordinary Shares from a Restricted Shareholder to a shareholder or other person who is not a Restricted Shareholder;

(b)

an event whereby a Restricted Shareholder ceases to be restricted from holding an Interest in Securities, by virtue of Rule 9 of the Takeover Rules, except in these circumstances the number of Restricted Voting Ordinary Shares which shall be re-designated as Ordinary Shares shall be the maximum number of Ordinary Shares that can be re-designated without the former Restricted Shareholder becoming a Restricted Shareholder on the Re-designation Event; or

(c)

a Restricted Shareholder of the Company undertaking a Takeover Rules Event and the Takeover Panel consenting to some or all of the Restricted Voting Ordinary Shares being re-designated, in which case only those Restricted Voting Ordinary Shares the re-designation of which has been consented to by the Takeover Panel shall be re-designated as Ordinary Shares;

2.40	“Register” means the register of members of the Company to be kept as required by the Act;

2.41

“Restricted Shareholder” means a member of the Company or other person who is restricted from holding an Interest in Securities without a Takeover Rules Event occurring by virtue of Rule 9 of the Takeover Rules or a member or person who would be so restricted but for the limitations on voting rights set out under Article 7, provided that where two or more persons are deemed or presumed (and such presumption has not been rebutted) to be Acting in Concert for the purpose of Rule 9 of the Takeover Rules, only the person who acquired the Interest in Securities which, but for the application of Article 7, would trigger the Takeover Rules Event shall be deemed to be a Restricted Shareholder in respect only of such number of the person’s Interest in Securities which, but for the application of Article 7, would trigger the Takeover Rules Event.

2.42	“Restricted Voting Ordinary Shares” means

(a)	an Interest in Securities acquired by a Restricted Shareholder where the Restricted Shareholder has not elected for a Takeover Rules Event to occur; or

(a)

Ordinary Shares the subject of a notification by a Shareholder by at least 10 Business Days’ notice in writing to the Company that such Shareholder wishes for such Ordinary Shares to be designated as Restricted Voting Ordinary Shares;

2.43	“Rights” has the meaning given in Article 242;

2.44	“Rights Plan” has the meaning given in Article 241;

2.45	“SEC” means the U.S. Securities and Exchange Commission;

2.46	“Shareholder” means a holder of shares in the capital of the Company;

2.47	“Takeover Panel” means the Irish Takeover Panel established under the Irish Takeover Panel Act 1997;

2.48	“Takeover Rules” means the Takeover Panel Act 1997 Takeover Rules 2013; and

2.49	“Takeover Rules Event” means either of the following events:

(a)	a Restricted Shareholder and/or its Concert Parties (if any) extending an offer to the holders of each class of shares of the Company in accordance with Rule 9 of the Takeover Rules; or

(b)	the Company obtaining approval of the Takeover Panel for a waiver of Rule 9 of the Takeover Rules in respect of a Restricted Shareholder or any of its Concert Parties (as applicable).

NOTE: it is hereby declared that in these Articles:

a)

the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and

b)

the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and

c)

the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and

d)	a word or expression used in the Articles which is not otherwise defined and which is also used in the Act shall have the same meaning here, as it has in the Act; and

e)	any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and

f)	words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders.

AUTHORISED SHARE CAPITAL

3.

The authorised share capital of the Company is US$100,000,000 divided into 800,000,000,000 Ordinary Shares with a nominal value of US$0.0001 each and 200,000,000,000 Preferred Shares with a nominal value of US$0.0001 each and €25,000 divided into 25,000 Deferred Ordinary Shares with a nominal value of €1.00 each

RIGHTS ATTACHING TO THE ORDINARY SHARES

4.	The Ordinary Shares shall rank pari passu in all respects and shall:

4.1

subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting and the authority of the Board and chairperson of the meeting to maintain order and security, include the right to attend any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;

4.2	include the right to participate pro rata in all dividends declared by the Company; and

4.3	include the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

5.	The rights attaching to the Ordinary Shares may be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 9.

RESTRICTED VOTING ORDINARY SHARES

6.

If a Restricted Shareholder acquires an Interest in Securities, unless the Restricted Shareholder elects to acquire such Interest in Securities with a Takeover Rules Event occurring, any share certificates to be issued in respect of the Ordinary Shares shall bear a legend making reference to the shares as Restricted Voting Ordinary Shares. A Shareholder may also, by at least 10 Clear Days’ notice in writing to the Company or such shorter time as the Company may elect, request that the Company redesignate some or all of its Ordinary Shares as Restricted Voting Ordinary Shares.

7.	The following restrictions shall attach to Restricted Voting Ordinary Shares:

7.1

from the time of issue until a Re-designation Event occurs, the Restricted Voting Ordinary Shares in issue will be designated as Restricted Voting Ordinary Shares and the rights attaching to such shares shall be restricted as set out in this Article 7;

7.2	the Restricted Voting Ordinary Shares shall carry no rights to receive notice of or to attend or vote at any general meeting of the Company;

7.3	save as provided herein, the Restricted Voting Ordinary Shares shall rank pari passu at all times and in all respects with all other Ordinary Shares;

7.4	forthwith upon a Re-designation Event, each holder of Restricted Voting Ordinary Shares that are to be re-designated shall send to the Company the certificates, if any, in respect of the Restricted

Voting Ordinary Shares held by him or it immediately prior to the Re-designation Event and thereupon, but subject to receipt of such certificates, the Company shall issue to such holders respectively replacement certificates for the Ordinary Shares without a legend making reference to the shares as Restricted Voting Ordinary Shares; and

7.5

re-designation of the Restricted Voting Ordinary Shares shall be effected by way of a deemed automatic re-designation of such shares immediately upon and subject to a Re-designation Event, without the requirement of any approval by the Board or any shareholders of the Company.

8.	Any Restricted Voting Ordinary Shares in issue shall comprise a single class with any other Ordinary Shares in issue.

RIGHTS ATTACHING TO PREFERRED SHARES

9.

The Board is empowered to cause the Preferred Shares to be issued from time to time as shares of one or more series of Preferred Shares, and in the resolution or resolutions providing for the issue of Preferred Shares of each particular series, before issuance, the Board is expressly authorised to fix:

9.1

the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;

9.2

the rate of dividends payable on shares of such series, if any, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of share capital;

9.3

the procedures for, and the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

9.4	the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;

9.5	the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;

9.6

the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;

9.7

the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors in case of dividend arrears or other specified events, or upon other matters;

9.8

whether or not the holders of shares of such series, as such, shall have any pre-emptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;

9.9

the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends, or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, any other class or classes of shares ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

9.10

the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional shares (including additional shares of such series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets upon liquidation; and

9.11	such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of Ireland as in effect at the time of the creation of such series.

10.	The Board is authorised to change the designations, rights, preferences and limitations of any series of Preferred Shares theretofore established, no shares of which have been issued.

11.

The rights conferred upon the member of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of any series of Preferred Shares in accordance with these Articles.

RIGHTS ATTACHING TO DEFERRED SHARES

12.	The Deferred Shares shall have the rights and privileges and be subject to the restrictions set out in this Article 12:

12.1	the Deferred Shares are non-voting shares and do not convey upon the holder the right to be paid a dividend or to receive notice of or to attend, vote or speak at a general meeting;

12.2

the Deferred Shares confer the right on a return of capital, on a winding-up or otherwise, only to the repayment of the nominal value paid up on the Deferred Shares after repayment of the nominal value of the Ordinary Shares; and

12.3

any Director (the “Agent”) is appointed the attorney of the holder of a Deferred Share, with an irrevocable instruction to the Agent to execute all or any forms of transfer and/or renunciation and/or surrender and/or other documents in the Agent’s discretion in relation to the Deferred Shares in favour of the Company or as it may direct and to deliver such forms of transfer and/or renunciation and/or surrender and/or other documents together with any certificate(s) and/or other documents for registration and to do all such other acts and things as may in the reasonable opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the surrender of the Deferred Shares, the purchase by the Company of the Deferred Shares for nil consideration or such other consideration as the Board may determine and to vest the said Deferred Shares in the Company.

13.

Without prejudice to any special rights conferred on the members of any existing shares or class of shares and subject to the provisions of the Act, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine.

ALLOTMENT AND ACQUISITION OF SHARES

14.	The following provisions shall apply:

14.1

Subject to the provisions of these Articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

14.2

Without prejudice to the generality of the powers conferred on the Directors by other paragraphs of these Articles, and subject to any requirement to obtain the approval of the members under any laws, regulations or the rules of any Exchange, the Directors may grant from time to time options to subscribe for the unallotted shares in the capital of the Company to Directors and other persons in the service or employment of the Company or any subsidiary or associate company of the Company on such terms and subject to such conditions as may be approved from time to time by the Directors or by any committee thereof appointed by the Directors for the purpose of such approval and on the terms and conditions required to obtain the approval of any statutory authority in any jurisdiction.

14.3

Subject to the provisions of these Articles including but not limited to Article 6, the Directors are hereby generally and unconditionally authorised to exercise all the powers of the Company to allot relevant securities within the meaning of section 1021 of the Act. The maximum amount of relevant securities which may be allotted under the authority hereby conferred shall be the amount of the authorised but unissued share capital of the Company at the Adoption Date. The authority hereby conferred shall expire on the date which is five (5) years after the Adoption Date unless and to the extent that such authority is renewed, revoked or extended prior to such date. The Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such offer or agreement, notwithstanding that the authority hereby conferred has expired.

14.4

The Directors are hereby empowered pursuant to sections 1022 and 1023 of the Act to allot equity securities (within the meaning of the said section 1023) for cash pursuant to the authority conferred by Article 14.3 as if section 1022(1) of the Act did not apply to any such allotment. The authority conferred by this Article 14.4 shall expire on the date which is five (5) years after the Adoption Date, unless previously renewed, varied or revoked; provided that the Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this Article 14.4 had not expired.

14.5	The Company may issue permissible letters of allotment (as defined by section 1019 of the Act) to the extent permitted by the Act.

14.6

Unless otherwise determined by the Directors or the rights attaching to or by the terms of issue of any particular shares, or to the extent required by the Act, any Exchange, depository or any operator of any clearance or settlement system, no person whose name is entered as a member in the Register shall be entitled to receive a share certificate for any shares of any class held by him or her in the capital of the Company (nor on transferring part of a holding, to a certificate for the balance).

14.7

Any share certificate, if issued, shall specify the number of shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Directors. Such certificates may be under seal. All certificates for shares in the capital of the Company shall be consecutively numbered or otherwise identified and shall specify the shares in the capital of the Company to which they relate. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the Register. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares in the capital of the Company shall have been surrendered and cancelled. The Directors may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a share or shares in the capital of the Company held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders. If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Directors may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

15.	The Company:

15.1	may give financial assistance for the purpose of an acquisition of its shares or, where the Company is a subsidiary, its holding company where permitted by sections 82 and 1043 of the Act, and

15.2	is authorised, for the purposes of section 105(4)(a) of the Act, but subject to section 1073 of the Act, to acquire its own shares.

16.	The Directors (and any committee established under Article 186 and so authorised by the Directors and any person so authorised by the Directors or such committee) may without prejudice to Article 168:

16.1	allot, issue, grant options over and otherwise dispose of shares in the Company; and

16.2	exercise the Company’s powers under Article 14,

on such terms and subject to such conditions as they think fit, subject only to the provisions of the Act and these Articles.

17.

Unless the Board determines otherwise, any share in the capital of the Company shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any person (who may or may not be a member) pursuant to which the Company acquires or will acquire a share in the capital of the Company, or an interest in shares in the capital of the Company, from the relevant person, save for an acquisition for nil consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such shares by the Company, save where acquired for nil consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with Chapter 6 of Part 3 of the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share in the capital of the Company a Redeemable Share.

VARIATION OF CLASS RIGHTS

18.

Without prejudice to the authority conferred on the Directors pursuant to Article 9 to issue Preferred Shares in the capital of the Company, where the shares in the Company are divided into different classes, the rights attaching to a class of shares may only be varied or abrogated if (a) the holders of 75% in nominal value of the issued shares of that class consent in writing to the variation, or (b) a special resolution, passed at a separate general meeting of the holders of that class, sanctions the variation. The quorum at any such separate general meeting, other than an Adjourned Meeting, shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question and the quorum at an Adjourned Meeting shall be one person holding or representing by proxy shares of the class in question or that person’s proxy. The rights conferred upon the holders of any class of shares issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by a purchase or redemption by the Company of its own shares or by the creation or issue of further shares ranking pari passu therewith or subordinate thereto.

19.	The redemption or purchase of Preferred Shares or any class or series of Preferred Shares shall not constitute a variation of rights of the holders of Preferred Shares.

20.	The issue, redemption or purchase of any of the Preferred Shares shall not constitute a variation of the rights of the holders of Ordinary Shares.

21.

The issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class of Preferred Shares.

22.

The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

TRUSTS NOT RECOGNISED

23.

Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the member. This shall not preclude (i) the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company, or (ii) the Directors, where they consider it appropriate, providing the information given to the members of shares to the holders of depositary instruments in such shares.

CALLS ON SHARES

24.

The Directors may from time to time make calls upon the members in respect of any consideration unpaid on their shares in the Company (whether on account of the nominal value of the shares or by way of premium), provided that in the case where the conditions of allotment or issuance of shares provide for the payment of consideration in respect of such shares at fixed times, the Directors shall only make calls in accordance with such conditions.

25.

Each member shall (subject to receiving at least thirty days’ notice specifying the time or times and place of payment, or such lesser or greater period of notice provided in the conditions of allotment or issuance of the shares) pay to the Company, at the time or times and place so specified, the amount called on the shares.

26.	A call may be revoked or postponed, as the Directors may determine.

27.

Subject to the conditions of allotment or issuance of the shares, a call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments if specified in the call.

28.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

29.

If the consideration called in respect of a share or in respect of a particular instalment is not paid in full before or on the day appointed for payment of it, the person from whom the sum is due shall pay interest in cash on the unpaid value from the day appointed for payment of it to the time of actual payment of such rate, not exceeding five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act, as the Directors may determine, but the Directors may waive payment of such interest wholly or in part.

30.

Any consideration which, by the terms of issue of a share, becomes payable on allotment or issuance or at any fixed date (whether on account of the nominal value of the share or by way of premium) shall, for the purposes of these Articles, be deemed to be a call duly made and payable on the date on which, by the terms of issue, that consideration becomes payable, and in the case of non-payment of such a consideration, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such consideration had become payable by virtue of a call duly made and notified.

31.	The Directors may, on the issue of shares, differentiate between the holders of different classes as to the amount of calls to be paid and the times of payment.

32.	The Directors may, if they think fit:

(a)	receive from any member willing to advance such consideration, all or any part of the consideration uncalled and unpaid upon any shares held by him or her; and/or

(b)

pay, upon all or any of the consideration so advanced (until the amount concerned would, but for such advance, become payable) interest at such rate (not exceeding, unless the Company in a general meeting otherwise directs, five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act) as may be agreed upon between the Directors and the member paying such consideration in advance.

33.	The Company may:

(a)	acting by its Directors, make arrangements on the issue of shares for a difference between the members in the amounts and times of payment of calls on their shares;

(b)	acting by its Directors, accept from any member the whole or a part of the amount remaining unpaid on any shares held by him or her, although no part of that amount has been called up;

(c)	acting by its Directors and subject to the Act, pay a dividend in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)

by special resolution determine that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the Company being wound up; upon the Company doing so, that portion of its share capital shall not be capable of being called up except in that event and for those purposes.

LIEN

34.

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all consideration (whether immediately payable or not) called, or payable at a fixed time, in respect of that share.

35.	The Directors may at any time declare any share in the Company to be wholly or in part exempt from Article 34.

36.	The Company’s lien on a share shall extend to all dividends payable on it.

37.

The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless (i) a sum in respect of which the lien exists is immediately payable; and (ii) the following conditions are satisfied:

37.1

a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the registered holder of the share for the time being, or the person entitled thereto by reason of his or her death or bankruptcy; and

37.2	a period of 14 days after the date of giving of that notice has expired.

38.	The following provisions apply in relation to a sale referred to in Article 37:

38.1	to give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser of them;

38.2	the purchaser shall be registered as the holder of the shares comprised in any such transfer;

38.3

the purchaser shall not be bound to see to the application of the purchase consideration, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale; and

38.4

the proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

FORFEITURE

39.

If a member of the Company fails to pay any call or instalment of a call on the day appointed for payment of it, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on the member requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

40.	The notice referred to in Article 39 shall:

40.1	specify a further day (not earlier than the expiration of 14 days after the date of service of the notice) on or before which the payment required by the notice is to be made; and

40.2	state that, if the amount concerned is not paid by the day so specified, the shares in respect of which the call was made will be liable to be forfeited.

41.

If the requirements of the notice referred to in Article 40 are not complied with, any share in respect of which the notice has been served may at any time after the day so specified (but before, should it occur, the payment required by the notice has been made) be forfeited by a resolution of the Directors to that effect.

42.

On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the member sued is entered in the Register as the holder, or one of the holders, of the shares in the capital of the Company in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

43.

A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

44.

A person whose shares have been forfeited shall cease to be a member of the Company in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all consideration which, at the date of forfeiture, were payable by him or her to the Company in respect of the shares, but his or her liability shall cease if and when the Company shall have received payment in full of all such consideration in respect of the shares.

45.

A statement in writing that the maker of the statement is a Director or the Company Secretary, and that a share in the Company has been duly forfeited on a date stated in the statement, shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share.

46.	The following provisions apply in relation to a sale or other disposition of a share referred to in Article 43:

46.1

the Company may receive the consideration, if any, given for the share on the sale or other disposition of it and may execute a transfer of the share in favour of the person to whom the share is sold or otherwise disposed of (the “disponee”);

46.2	upon such execution, the disponee shall be registered as the holder of the share; and

46.3

the disponee shall not be bound to see to the application of the purchase consideration, if any, nor shall his or her title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

47.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share in the capital of the Company, becomes payable at a fixed time, whether on account of the nominal value of the share in the capital of the Company or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

48.

The Directors may accept the surrender of any share in the capital of the Company which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share in the capital of the Company shall be treated as if it has been forfeited.

VARIATION OF COMPANY CAPITAL; AMENDMENT OF MEMORANDUM OF ASSOCIATION

49.	Subject to the provisions of these Articles, the Company may, by ordinary resolution and in accordance with section 83 of the Act, do any one or more of the following, from time to time:

49.1	consolidate and divide all or any of its classes of shares into shares of a larger nominal value than its existing shares;

49.2

subdivide its classes of shares, or any of them, into shares of a smaller nominal value, so however, that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

49.3	increase the nominal value of any of its shares by the addition to them of any undenominated capital;

49.4

reduce the nominal value of any of its shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;

49.5

without prejudice or limitation to Articles 89 to 94 and the powers conferred on the Directors thereby, convert any undenominated capital into shares for allotment as bonus shares to holders of existing shares;

49.6	increase its share capital by new shares of such amount as it thinks expedient; or

49.7

cancel shares of its share capital which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled.

50.	Subject to the provisions of these Articles, the Company may:

50.1

without prejudice to Article 17, by special resolution, and subject to the provisions of the Act governing the variation of rights attached to classes of shares and the amendment of these Articles, convert any of its shares into Redeemable Shares; or

50.2

by special resolution, and subject to the provisions of the Act (or as otherwise required or permitted by applicable law) alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles.

REDUCTION OF COMPANY CAPITAL

51.

The Company may, in accordance with the provisions of sections 84 to 87 of the Act, reduce its company capital in any way it thinks expedient and, without prejudice to the generality of the foregoing, may thereby:

51.1	extinguish or reduce the liability on any of its shares in respect of share capital not paid up;

51.2	either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; or

51.3	either with or without extinguishing or reducing liability on any of its shares, pay off any paid up company capital which is in excess of the wants of the Company.

Unless the special resolution provides otherwise, a reserve arising from the reduction of company capital is to be treated for all purposes as a realised profit in accordance with section 117(9) of the Act. Nothing in this Article 51 shall, however, prejudice or limit the Company’s ability to perform or engage in any of the actions described in section 83(1) of the Act by way of ordinary resolution only.

TRANSFER OF SHARES

52.

Subject to the Act and to the provisions of these Articles as may be applicable, any member may transfer all or any of his shares (of any class) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.

53.

The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.

54.

The instrument of transfer of any share may be executed for and on behalf of the transferor by the Company Secretary or any other party designated by the Board for such purpose, and the Company Secretary or any other party designated by the Board for such purpose shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Company Secretary or any other party designated by the Board for such purpose as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the member holding the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

55.

Subject to the Act, the Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to the extent permitted by section 1042 of the Act, claim a first and paramount lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

56.

The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

57.

The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer if:

57.1

the instrument of transfer is not duly stamped, if required, and lodged at the Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

57.2	the instrument of transfer is in respect of more than one class of share;

57.3	the instrument of transfer is in favour of more than four persons jointly;

57.4

it is not satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or

57.5	it is not satisfied that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

58.

Subject to any directions of the Board from time to time in force, the Company Secretary or any other party designated by the Board for such purpose may exercise the powers and discretions of the Board under Article 57, Article 81, Article 88 and Article 90.

59.	If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

60.

No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

TRANSMISSION OF SHARES

61.

In the case of the death of a member, the survivor or survivors, where the deceased was a joint holder, and the personal representatives of the deceased where he or she was a sole holder, shall be the only persons recognised by the Company as having any title to his or her interest in the shares.

62.	Nothing in Article 61 shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him or her with other persons.

63.

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject to Article 64, elect either: (a) to be registered himself or herself as holder of the share; or (b) to have some person nominated by him or her (being a person who consents to being so registered) registered as the transferee thereof.

64.

The Directors shall, in either of those cases, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that member before his or her death or bankruptcy, as the case may be.

65.

If the person becoming entitled as mentioned in Article 63: (a) elects to be registered himself or herself, the person shall furnish to the Company a notice in writing signed by him or her stating that he or she so elects; or (b) elects to have another person registered, the person shall testify his or her election by executing to that other person a transfer of the share.

66.

All the limitations, restrictions and provisions of Articles 61 to 65 shall be applicable to a notice or transfer referred to in Article 65 as if the death or bankruptcy of the member concerned had not occurred and the notice or transfer were a transfer signed by that member.

67.

Subject to Article 68 and Article 69, a person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered holder of the share.

68.

A person referred to in Article 67 shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

69.

The Directors may at any time serve a notice on any such person requiring the person to make the election provided for by Article 63 and, if the person does not make that election (and proceed to do, consequent on that election, whichever of the things mentioned in Article 65 is appropriate) within ninety days after the date of service of the notice, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

70.

The Company may charge a fee not exceeding €10 on the registration of every probate, letters of administration, certificate of death, power of attorney, notice as to stock or other instrument or order.

71.

The Directors may determine such procedures as they shall think fit regarding the transmission of shares in the Company held by a body corporate that are transmitted by operation of law in consequence of a merger or division.

CLOSING REGISTER OR FIXING RECORD DATE

72.

For the purpose of determining members entitled to notice of or to vote at any meeting of members or any adjournment thereof, or members entitled to receive payment of any dividend, or in order to make a determination of members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Act, that the Register shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty days in each year. If the Register shall be so closed for the purpose of determining members entitled to notice of, or to vote at, a meeting of members, such Register shall, subject to applicable law and Exchange rules, be so closed for at least five days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

73.

In lieu of, or apart from, closing the Register, the Board may fix in advance a date as the record date (a) for any such determination of members entitled to notice of or to vote at a meeting of the members, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days before the date of such meeting, and (b) for the purpose of determining the members entitled to receive payment of any dividend or other distribution, or in order to make a determination of members for any other proper purpose, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of members is relevant.

74.

If the Register is not so closed and no record date is fixed for the determination of members entitled to notice of or to vote at a meeting of members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of members. Where a determination of members entitled to vote at any meeting of members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the Adjourned Meeting, if they think fit.

DIVIDENDS

75.	The Company in a general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors. Any general meeting declaring a dividend and any resolution of the

Directors declaring an interim dividend may direct payment of such dividend or interim dividend wholly or partly by the distribution of specific assets including paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution.

76.	The Directors may from time to time:

76.1

pay to the members such dividends (whether as either interim dividends or final dividends) as appear to the Directors to be justified by the profits of the Company, subject to section 117 and Chapter 6 of Part 17 of the Act;

76.2

before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion either be employed in the business of the Company or be held as cash or cash equivalents or invested in such investments as the Directors may lawfully determine; and

76.3	without placing the profits of the Company to reserve, carry forward any profits which they may think prudent not to distribute.

77.	Unless otherwise specified by the Directors at the time of declaring a dividend, the dividend shall be a final dividend.

78.

Where the Directors specify that a dividend is an interim dividend at the time it is declared, such interim dividend shall not constitute a debt recoverable against the Company and the declaration may be revoked by the Directors at any time prior to its payment provided that the holders of the same class of share are treated equally on any revocation.

79.

Subject to the rights of persons, if any, entitled to shares with special rights as to dividend (and to the rights of the Company under Articles 34 to 38 and Article 81) all dividends shall be declared and paid such that shares of the same class shall rank equally irrespective of the premium credited as paid up on such shares.

80.	If any share is issued on terms providing that it shall rank for a dividend as from a particular date, such share shall rank for dividend accordingly.

81.

The Directors may deduct from any dividend payable to any member, all sums of money (if any) immediately payable by him or her to the Company on account of calls or otherwise in relation to the shares of the Company.

82.

The Directors when declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and, in particular, paid up shares, debentures or debenture stock of any other company or in any one or more of such ways.

83.	Where any difficulty arises in regard to a distribution, the Directors may settle the matter as they think expedient and, in particular, may:

83.1	issue fractional certificates (subject always to the restriction on the issue of fractional shares) and fix the value for distribution of such specific assets or any part of them;

83.2	determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties; and

83.3	vest any such specific assets in trustees as may seem expedient to the Directors.

84.	Any dividend, interest or other moneys payable in cash in respect of any shares may be paid:

84.1

by cheque or negotiable instrument sent by post directed to or otherwise delivered to the registered address of the holder, or where there are joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or the joint holders may in writing direct; or

84.2	by transfer to a bank account nominated by the payee or where such an account has not been so nominated, to the account of a trustee nominated by the Company to hold such moneys,

provided that the debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

85.	Any such cheque or negotiable instrument referred to in Article 84 shall be made payable to the order of the person to whom it is sent.

86.

Any one of two or more joint holders may give valid receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders, whether paid by cheque or negotiable instrument or direct transfer.

87.	No dividend shall bear interest against the Company.

88.

If the Directors so resolve, any dividend or distribution which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend, distribution or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

BONUS ISSUE OF SHARES

89.	Any capitalisation provided for in Articles 90 to 94 inclusive will not require approval or ratification by the members.

90.

The Directors may resolve to capitalise any part of a relevant sum (within the meaning of Article 91) by applying such sum in paying up in full unissued shares of a nominal value or nominal value and premium, equal to the sum capitalised, to be allotted and issued as fully paid bonus shares, to those members of the Company who would have been entitled to that sum if it were distributed by way of dividend (and in the same proportions).

91.

For the purposes of Article 90, “relevant sum” means: (a) any sum for the time being standing to the credit of the Company’s undenominated capital; (b) any of the Company’s profits available for distribution; (c) any sum representing unrealised revaluation reserves; or (d) a merger reserve or any other capital reserve of the Company.

92.

The Directors may in giving effect to any resolution under Article 90 make: (a) all appropriations and applications of the undivided profits resolved to be capitalised by the resolution; and (b) all allotments and issues of fully paid shares, if any, and generally shall do all acts and things required to give effect to the resolution.

93.	Without limiting Article 92, the Directors may:

93.1

make such provision as they think fit for the case of shares becoming distributable in fractions (and, again, without limiting the foregoing, may sell the shares represented by such fractions and distribute the net proceeds of such sale amongst the members otherwise entitled to such fractions in due proportions);

93.2

authorise any person to enter, on behalf of all the members concerned, into an agreement with the Company providing for the allotment to them, respectively credited as fully paid up, of any further shares to which they may become entitled on the capitalisation concerned or, as the case may require, for the payment by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares, and any agreement made under such authority shall be effective and binding on all the members concerned.

94.

Where the Directors have resolved to approve a bona fide revaluation of all the fixed assets of the Company, the net capital surplus in excess of the previous book value of the assets arising from such revaluation may be: (a) credited by the Directors to undenominated capital, other than the share premium account; or (b) used in paying up unissued shares of the Company to be issued to members as fully paid bonus shares.

GENERAL MEETINGS – GENERAL

95.

Subject to Article 96, the Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it; and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next.

96.	The Company will hold its first annual general meeting within eighteen months of its incorporation.

97.	The annual general meeting shall be held in such place and at such time as the Directors shall determine.

98.	All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.

99.

The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting shall also be convened by the Directors on the requisition of members, or if the Directors fail to so convene an extraordinary general meeting, such extraordinary general meeting may be convened by the requisitioning members, in each case in accordance with section 178(3) to (7) of the Act.

100.

If at any time the number of Directors is less than two, any Director or any member that satisfies the criteria thereunder, may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

101.

An annual general meeting or extraordinary general meeting of the Company may be held outside of Ireland. The Company shall make, at its expense, all necessary arrangements to ensure that members can by technological means participate in any such meeting without leaving Ireland.

102.

A general meeting of the Company may be held in two or more venues (whether inside or outside of Ireland) at the same time using any technology that provides members, as a whole, with a reasonable opportunity to participate, and such participation shall be deemed to constitute presence in person at the meeting.

NOTICE OF GENERAL MEETINGS

103.	The only persons entitled to notice of general meetings of the Company are:

103.1	the members;

103.2	the personal representatives of a deceased member, which member would but for his death be entitled to vote;

103.3	the assignee in bankruptcy of a bankrupt member of the Company (being a bankrupt member who is entitled to vote at the meeting);

103.4	the Directors and Company Secretary; and

103.5

unless the Company is entitled to and has availed itself of the audit exemption under the Act, the Auditors (who shall also be entitled to receive other communications relating to any general meeting which a member is entitled to receive).

104.

Subject to the provisions of the Act allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting called for the passing of a special resolution shall be called by at least twenty-one days’ notice. Any other extraordinary general meeting shall also be called by at least twenty-one days’ notice, except that it may be called by fourteen days’ notice where:

104.1	all members, who hold shares that carry rights to vote at the meeting, are permitted to vote by electronic means at the meeting; and

104.2	a special resolution reducing the period of notice to fourteen days has been passed at the immediately preceding annual general meeting, or at a general meeting held since that meeting.

105.

Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend, speak, ask questions and vote is entitled to appoint a proxy to attend, speak, ask questions and vote in his place and that a proxy need not be a member of the Company. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange. Subject to any restrictions imposed on any shares, the notice shall be given to all the members and to the Directors and Auditors.

106.	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

107.

In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive such notice shall not invalidate any resolution passed or any proceeding at any such meeting. A member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of shares in the Company will be deemed, subject to Article 110, to have received notice of that meeting and, where required, of the purpose for which it was called.

108.

Where, by any provision contained in the Act, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Act permits) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Act.

109.	In determining the correct period of notice for a general meeting, only Clear Days shall be counted.

110.

Whenever any notice is required to be given by law or by these Articles to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

WRITTEN RESOLUTIONS OF THE MEMBERS

111.

For so long as the Company has more than one shareholder, unanimous consent of the holders of the Ordinary Shares shall be required before the shareholders may act by way of written resolution in lieu of holding a meeting.

112.

Except in the case of the removal of statutory auditors or Directors and subject to the Act and the provisions of Article 111, anything which may be done by resolution in general meeting of all or any class may be done by resolution in writing, signed by all of the holders or any class thereof or their proxies (or in the case of a holder that is a corporation (whether or not a company within the meaning of the Acts) on behalf of such holder) being all of the holders of the Company or any class thereof, who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution shall be valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company or any class thereof duly convened and held, and if described as a Special Resolution shall be deemed to be a Special Resolution within the meaning of the Acts. Any such resolution in writing may be signed in as many counterparts as may be necessary.

112.1

For the purposes of any written resolution under Article 112, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last holder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

112.2

A resolution in writing made in accordance with Article 112 is valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of holders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Act and these Articles.

113.	At any time that the Company is a single-member company, its sole member may pass any resolution as a written decision in accordance with section 196 of the Act.

QUORUM FOR GENERAL MEETINGS

114.

Two members present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more than 50% of the votes that may be cast by all members at the relevant time shall be a quorum at a general meeting; provided, however, that at any time when the Company is a single-member company, one member of the Company present in person or by proxy at a general meeting of it shall be a quorum.

115.	If within 15 minutes (or such greater time determined by the chairperson) after the time appointed for a general meeting a quorum is not present, then:

115.1

the meeting shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Directors may determine (the “Adjourned Meeting”); and

115.2

if at the Adjourned Meeting a quorum is not present within half an hour (or such greater time determined by the chairperson) after the time appointed for the meeting, the members present shall be a quorum.

PROXIES

116.

Every member entitled to attend, speak, ask questions and vote at a general meeting may appoint a proxy or proxies to attend, speak, ask questions relating to items on the agenda and vote on his behalf and may appoint more than one proxy to attend, speak, ask questions and vote at the same general meeting provided that, where a member appoints more than one proxy in relation to a general meeting, each proxy must be appointed to exercise the rights attached to different shares held by that member.

117.

The appointment of a proxy shall be in writing in any usual form or in any other form which the Directors may approve and shall be signed by or on behalf of the appointor. The signature on such appointment need not be witnessed. A body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. A member shall be entitled to appoint a proxy by electronic means, to an address specified by the Company. The proxy form must make provision for three-way voting (i.e., to allow votes to be cast for or against a resolution or to be withheld) on all resolutions intended to be proposed, other than resolutions which are merely procedural. An instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the Board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or Adjourned Meeting or any other information or communication by such time or times as may be specified in the notice of meeting or Adjourned Meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or Adjourned Meeting at which the appointee proposes to vote, and, subject to the Act, if not so delivered the appointment shall not be treated as valid.

BODIES CORPORATE ACTING BY REPRESENTATIVES AT MEETINGS

118.

Any body corporate which is a member, or a proxy for a member, of the Company may by resolution of its directors or other governing body authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class of members of the Company and, subject to evidence being furnished to the Company of such authority as the Directors may reasonably require, any person(s) so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company or, where more than one such representative is so authorized, all or any of the rights attached to the shares in respect of which he is so authorised. Where a body corporate appoints more than one representative in relation to a general meeting, each representative must be appointed to exercise the rights attached to different shares held by that body corporate.

RECEIPT OF PROXY APPOINTMENTS

119.	Where the appointment of a proxy and any authority under which it is signed or a copy certified notarially or in some other way approved by the Directors is to be received by the Company:

119.1

in physical form, it shall be deposited at the Office or (at the option of the member) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting;

119.2	in electronic form, it may be so received where an address has been specified by the Company for the purpose of receiving electronic communications:

(a)	in the notice convening the meeting; or
(b)	in any appointment of proxy sent out by the Company in relation to the meeting; or

(c)	in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting;

provided that it is so received by the Company no later than 3 hours, or such other time as may be communicated to the members, before the time for holding the meeting or Adjourned Meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or Adjourned Meeting) for the taking of the poll at which it is to be used, at which the person named in the proxy proposes to vote and in default shall not be treated as valid or, in the case of a meeting which is adjourned to, or a poll which is to be taken on, a date not later than the record date applicable to the meeting which was adjourned or the poll, it shall be sufficient if the appointment of a proxy and any such authority and certification thereof as aforesaid is so received by the Company at the commencement of the Adjourned Meeting or the taking of the poll. An appointment of a proxy relating to more than one meeting (including any adjournment thereof) having once been so received for the purposes of any meeting shall not be required to be delivered, deposited or received again for the purposes of any subsequent meeting to which it relates.

EFFECT OF PROXY APPOINTMENTS

120.

120.1

Receipt by the Company of an appointment of a proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. However, if that member votes at the meeting or at any adjournment thereof, then as regards to the resolution(s) any proxy notice delivered to the Company by or on behalf of that same member shall on a poll, be invalid to the extent that such member votes in respect of the shares to which the proxy notice relates.

120.2

An appointment of a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates and shall be deemed to confer authority to speak at a general meeting and to demand or join in demanding a poll.

121.

A proxy shall have the right to exercise all or any of the rights of his appointor, or (where more than one proxy is appointed) all or any of the rights attached to the shares in respect of which he is appointed as the proxy to attend, and to speak and vote, at a general meeting of the Company. Unless his appointment provides otherwise, a proxy may vote or abstain at his discretion on any resolution put to the vote.

EFFECT OF REVOCATION OF PROXY OR OF AUTHORISATION

122.

A vote given or poll demanded in accordance with the terms of an appointment of a proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the previous death, insanity or winding up of the principal, or the revocation of the appointment of a proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or the transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, winding up, revocation or transfer is received by the Company at the Office before the commencement of the meeting.

123.

The Directors may send to the members, at the expense of the Company, by post, electronic mail or otherwise, forms for the appointment of a proxy (with or without reply paid envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative. If, for the purpose of any meeting, invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote thereat by proxy, but the accidental omission to issue such invitations to, or the non-receipt of such invitations by, any member shall not invalidate the proceedings at any such meeting.

THE BUSINESS OF GENERAL MEETINGS

124.

All business shall be deemed to be special business that is transacted at an extraordinary general meeting or that is transacted at an annual general meeting other than, in the case of an annual general meeting, the business specified in Article 128 which shall be ordinary business.

125.	At any meeting of the members, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual general meeting, business must be:

125.1	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board;

125.2	otherwise properly brought before the meeting by or at the direction of the Board; or

125.3	otherwise properly brought before the meeting by a member.

126.

Without prejudice to any procedure which may be permitted under the Act, for business to be properly brought before an annual general meeting by a member, the member must have given timely notice thereof in writing to the Company Secretary. To be timely, a member’s notice must be received not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the member to be timely must be so received not earlier than the 90th day prior to such annual general meeting and not later than the close of business on the later of (i) the 60th day prior to such annual general meeting or (ii) the tenth day following the date on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. For the avoidance of doubt, in no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a member’s notice to the Company Secretary pursuant to this Article 126. Each such notice shall set forth as to each matter the member proposes to bring before the annual general meeting:

126.1	a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the meeting;

126.2	the name and address, as they appear on the Register, of the member proposing such business;

126.3	the class, series and number of shares of the Company which are beneficially owned by the member;

126.4

whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof; and

126.5	any material interest of the member in such business.

To be properly brought before an extraordinary general meeting, other than pursuant to Article 125, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or by the Company Secretary pursuant to the applicable provisions of these Articles or (ii) otherwise properly brought before the meeting by or at the direction of the Board.

127.

The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Articles, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

128.	The business of the annual general meeting shall include:

128.1	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

128.2	the review by the members of the Company’s affairs;

128.3	the authorisation of the Directors to approve the remuneration of the Auditors (if any); and

128.4	the appointment or re-appointment of Auditors.

PROCEEDINGS AT GENERAL MEETINGS

129.

The Chairperson, if any, shall preside as chairperson at every general meeting of the Company, or if there is no such Chairperson, or if he or she is not present at the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

130.

If at any meeting no Director is willing to act as chairperson or if no Director is present at the time appointed for holding the meeting, the members present shall choose one of their number to be chairperson of the meeting.

131.

At each meeting of members, the chairperson of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the members will vote at the meeting and shall determine the order of business and all other matters of procedure.

132.

The Directors may adopt such rules, regulations and procedures for the conduct of any meeting of the members as they deem appropriate. Except to the extent inconsistent with any applicable rules, regulations and procedures adopted by the Board, the chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, which need not be in writing, and take such actions with respect to the conduct of the meeting, as the chairperson of the meeting deems appropriate, to maintain order and safety and for the conduct of the meeting.

133.

The chairperson of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place.

134.	No business shall be transacted at any Adjourned Meeting other than the business left unfinished at the meeting from which the adjournment took place.

135.

When a meeting is adjourned for thirty days or more, notice of the Adjourned Meeting shall be given as in the case of an original meeting but, subject to that, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an Adjourned Meeting.

136.	Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

For business to be properly requested by a member to be brought before a general meeting, the member must comply with the requirements of the Act or:

136.1	be a member at the time of the giving of the notice for such general meeting;

136.2	be entitled to vote at such meeting; and

136.3	have given timely and proper notice in writing to the Company Secretary in accordance with Article 126.

137.

Except where a greater majority is required by the Act or these Articles, any question proposed for a decision of the members at any general meeting of the Company or a decision of any class of members at a separate meeting of any class of shares shall be decided by an ordinary resolution.

VOTING

138.	At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.

139.

Save as provided in Article 141 of these Articles, a poll shall be taken in such manner as the chairperson of the meeting directs and he or she may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

140.

A poll demanded on the election of a chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time and place as the chairperson of the meeting may direct. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.

141.

No notice need be given of a poll not taken forthwith if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven Clear Days’ notice shall be given specifying the time and place at which the poll is to be taken.

142.

If authorised by the Directors, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the member or proxy.

VOTES OF MEMBERS

143.

Subject to the provisions of these Articles and any rights or restrictions for the time being attached to any class or classes of shares in the capital of the Company, every member of record present in person or by proxy shall have one vote for each share registered in his or her name in the Register.

144.

Where there are joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holder or holders; and for this purpose, seniority shall be determined by the order in which the names of the joint holders stand in the Register.

145.

A member who has made an enduring power of attorney, or a member in respect of whom an order has been made by any court having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may speak or vote by proxy.

146.

No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairperson of the general meeting whose decision shall be final and conclusive.

147.

A person shall be entered on the Register by the record date specified in respect of a general meeting in order to exercise the right of a member to participate and vote at the general meeting and any change to an entry on the Register after the record date shall be disregarded in determining the right of any person to attend and vote at the meeting.

148.

Votes may be given either personally (including by a duly authorised representative of a corporate member) or by proxy. On a poll taken at a meeting of the members of the Company or a meeting of any class of members of the Company, a member, whether present in person or by proxy, entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

149.

Subject to such requirements and restrictions as the Directors may specify, the Company may permit members to vote by correspondence in advance of a general meeting in respect of one or more of the resolutions proposed at a meeting. Where the Company permits members to vote by correspondence, it shall only count votes cast in advance by correspondence, where such votes are received at the address and before the date and time specified by the Company, provided the date and time is no more than 24 hours before the time at which the vote is to be concluded.

150.

Subject to such requirements and restrictions as the Directors may specify, the Company may permit members who are not physically present at a meeting to vote by electronic means at the general meeting in respect of one or more of the resolutions proposed at a meeting.

151.	Where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote.

152.	No member shall be entitled to vote at any general meeting of the Company unless all calls or other sums immediately payable by him or her in respect of shares in the Company have been paid.

CLASS MEETINGS

153.	The provisions of these Articles relating to general meetings shall, as far as applicable, apply in relation to any meeting of any class of member of the Company.

APPOINTMENT OF DIRECTORS

154.	The number of Directors from time to time shall be not less than two nor more than seven.

155.

The Board, upon recommendations of the nomination and governance committee (or equivalent committee established by the Board), shall propose nominees for election to the office of Director at each annual general meeting.

156.

The Directors may be appointed by the members in general meeting, provided that no person other than a Director retiring at the meeting shall, save where recommended by the Board, be eligible for election to the office of Director at any general meeting unless the requirements of Article 164 as to his or her eligibility for that purpose have been complied with.

157.

The Directors shall be divided into three classes, designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number.

157.1

The term of the initial Class I directors shall terminate at the conclusion of the Company’s 2023 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of the Company’s 2024 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of the Company’s 2025 annual general meeting.

157.2

At each annual general meeting of the Company beginning with the Company’s 2023 annual general meeting, all of the Directors of the class of directors whose term expires on the conclusion of that annual general meeting shall retire from office, unless re-elected, and successors to that class of directors shall be elected for a three-year term.

157.3	The resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director.

157.4	Every Director of the class retiring shall be eligible to stand for re-election at an annual general meeting.

157.5

If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairperson may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.

157.6

A Director shall hold office until the conclusion of the annual general meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject however, to prior death, resignation, retirement, disqualification or removal from office.

157.7

Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of Preferred Shares, any casual vacancy shall only be filled by the decision of a majority of the Board then in office, provided that a quorum is present and provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

157.8

Any Director of such class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor or if there is no such remaining term, the Director shall retire, and be eligible to stand for re-election, at the annual general meeting immediately following their appointment at which time, if reelected, the Director shall hold office for a term that shall coincide with the remaining term of that class. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

158.

Each Director shall be elected by an ordinary resolution at such meeting, provided that if, as of, or at any time prior to, fourteen days before the filing of the Company’s definitive proxy statement with the SEC relating to such general meeting, the number of Director nominees exceeds the number of Directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.

For the purposes of this Article, “elected by a plurality” means the election of those director nominees, equalling in number to the number of positions to be filled at the relevant general meeting, that received the highest number of votes.

159.

Any nominee for election to the Board who is then serving as a Director and, in an uncontested election (where the number of Director nominees does not exceed the number of Directors to be elected), receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The nomination and governance committee of the Board shall then consider the resignation offer and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken; provided that any Director whose resignation is under consideration shall not participate in the nomination and governance committee’s recommendation regarding whether to accept, reject or take other action with respect to his/her resignation. The Board shall take action on the nomination and governance committee’s recommendation within 90 days following certification of the vote, and promptly thereafter publicly disclose its decision and the reasons therefor.

160.	The Directors are not entitled to appoint alternate directors.

161.

The Company may from time to time, by ordinary resolution, increase or reduce the number of Directors provided that any resolution to appoint a director approved by the members that would result in the maximum number of Directors being exceeded shall be deemed to constitute an ordinary resolution increasing the maximum number of Directors to the number that would be in office following such a resolution of appointment.

162.

The Company may by ordinary resolution, appoint another person in place of a Director removed from office under section 146 of the Act and, without prejudice to the powers of the Directors under Article 158.7, the Company in a general meeting may appoint any person to be a Director either to fill a casual vacancy or as an additional Director.

DIRECTORS - MEMBER NOMINATIONS

163.

The following are the requirements mentioned in Article 157 for the eligibility of a person (the “person concerned”) for election as a Director at a general meeting, namely, any member entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual general meeting only pursuant to the Company’s notice of such meeting or if written notice of such member’s intent to make such nomination or nominations has been received by the Company Secretary at the Company’s Office not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary, notice by the member to be timely must be so received not earlier than the 90th day prior to such annual general meeting and not later than the close of business on the later of (i) the 60th day prior to such annual general meeting and (ii) the 10th day following the day on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. Each such member’s notice shall set forth:

163.1	the name and address of the member who intends to make the nomination and of the person or persons to be nominated;

163.2

a representation that the member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

163.3	a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations;

163.4

the class and number of shares of the Company which are beneficially owned by such member and by any other members known by such member to be supporting such nominees as of the date of such member’s notice;

163.5

whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof;

163.6	such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

163.7	the consent of each nominee to serve as a Director if so elected; and

163.8	for each nominee who is not an incumbent Director:

(a)	their name, age, business address and residential address;

(b)	their principal occupation or employment;

(c)	the class, series and number of securities of the Company that are owned of record or beneficially by such person;

(d)	the date or dates the securities were acquired and the investment intent of each acquisition;
(e)	any other information relating to such person that is required to be disclosed in proxies for the election of Directors under any applicable securities legislation; and

(f)

any information the Company may require any proposed director nominee to furnish such as it may reasonably require to comply with applicable law and to determine the eligibility of such proposed nominee to serve as a Director and whether such proposed nominee would be considered independent as a Director or as a member of the audit or any other committee of the Board under the various rules and standards applicable to the Company.

VACATION OF OFFICE BY DIRECTORS

164.

Subject to the provisions of these Articles and in addition to the circumstances described in sections 146, 148(1) and 196(2) of the Act, the office of Director shall be vacated ipso facto, if that Director:

164.1	is restricted or disqualified to act as a Director under the Act; or

164.2	resigns his or her office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

164.3	is requested to resign in writing by not less than three quarters of the other Directors; or

164.4

is appointed in breach of any agreement between the Company and any of its members from time to time, in which case he or she shall be deemed to have resigned upon any party to any such agreement having provided notice and evidence of such breach to the Company.

DIRECTORS’ REMUNERATION AND EXPENSES

165.

The remuneration of the Directors shall be such as is determined, from time to time, by the Board and such remuneration shall be deemed to accrue from day to day. The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

166.

The Directors may also be paid all travelling, hotel and other expenses properly incurred by them: (a) in attending and returning from: (i) meetings of the Directors or any committee; or (ii) general meetings of the Company, or (b) otherwise in connection with the business of the Company.

GENERAL POWER OF MANAGEMENT AND DELEGATION

167.

The business of the Company shall be managed by its Directors who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Act or by the Memorandum of these Articles, required to be exercised by the Company in a general meeting, but subject to:

167.1	any regulations contained in these Articles;

167.2	the provisions of the Act; and

167.3	such directions, not being inconsistent with the foregoing regulations or provisions, as the Company in a general meeting may (by special resolution) give.

168.	No direction given by the Company in a general meeting under Article 168.3 shall invalidate any prior act of the Directors which would have been valid if that direction had not been given.

169.

Without prejudice to the generality of Article 168, Article 168 operates to enable, subject to a limitation (if any) arising under any of paragraphs 168.1 to 168.3 of it, the Directors exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

170.

Without prejudice to section 40 of the Act, the Directors may delegate any of their powers (including any power referred to in these Articles) to such person or persons as they think fit, including committees; any such person or committee shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Directors.

171.

Any reference to a power of the Company required to be exercised by the Company in a general meeting includes a reference to a power of the Company that, but for the power of the members to pass a written resolution to effect the first-mentioned power’s exercise, would be required to be exercised by the Company in a general meeting.

172.

The acts of the Board or of any committee established by the Board or any delegee of the Board or any such committee shall be valid notwithstanding any defect which may afterwards be discovered in the appointment or qualification of any Director, committee member or delegee.

173.

The Directors may appoint a sole or joint company secretary, an assistant company secretary and a deputy company secretary for such term, at such remuneration and upon such conditions as they may think fit; and any such person so appointed may be removed by them.

OFFICERS AND EXECUTIVES

174.

The Directors may from time to time appoint one or more of themselves to the office of Chief Executive Officer (by whatever name called including managing director) or such other office or position with the

Company and/or its subsidiaries and for such period and on such terms as to remuneration, if any (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and, subject to the terms of any agreement entered into in any particular case, may revoke such appointment.

175.

Without prejudice to any claim the person so appointed under Article 175 may have for damages for breach of any contract of service between the person and the Company, the person’s appointment shall cease upon his or her ceasing, for any reason, to be a Director.

176.

Any person, whether or not he or she is a Director, may be appointed to hold such executive or official position with the Company (except that of Auditor) as may be determined from time to time. The same person may hold more than one office of executive or official position.

177.

The Board shall determine from time to time, the powers and duties of any such office holder or official appointed under Articles 175 and/or Article 177, and subject to the provisions of the Act and these Articles, the Directors may confer upon an office holder or official any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and in conferring any such powers, the Directors may specify that the conferral is to operate either: (a) so that the powers concerned may be exercised concurrently by them and the relevant office holder; or (b) to the exclusion of their own such powers.

178.

The Directors may (a) revoke any conferral of powers under Article 178 or (b) amend any such conferral (whether as to the powers conferred or the terms, conditions or restrictions subject to which the conferral is made). The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Act.

MEETINGS OF DIRECTORS AND COMMITTEES

179.	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit.

179.1

The Directors may establish attendance and procedural guidelines from time to time about how their meetings are to be conducted consistent with good corporate governance and applicable tax requirements.

179.2	Such meetings shall take place at such time and place as the Directors may determine.

179.3	Questions arising at any such meeting shall be decided by a majority of votes and where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote.

179.4	A Director may, and the Company Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

180.	All Directors shall be entitled to reasonable notice of any meeting of the Directors.

181.	Nothing in Article 181 or any other provision of the Act enables a person, other than a Director, to object to the notice given for any meeting of the Directors.

182.

The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors in office at the time when the meeting is convened.

183.

The continuing Directors may act notwithstanding any vacancy in their number, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment and apportion the Directors among the classes so as to maintain the number of Directors in each class as equal as possible.

CHAIRPERSON

184.

The Directors may elect a Chairperson and determine the period for which he or she is to hold office, but if no such Chairperson is elected, or, if at any meeting the Chairperson is not present after the time appointed for holding it, the Directors present may choose one of their members to be chairperson of a Board meeting. The Chairperson shall vacate office if he or she vacates his or her office as a Director (otherwise than by the expiration of his or her term of office at a general meeting of the Company at which he or she is re-appointed).

COMMITTEES

185.

The Directors may establish one or more committees consisting in whole or in part of members of the Board. The composition, function, power and obligations of any such committee will be determined by the Board from time to time.

186.

A committee established under Article 186 (a “committee”) may elect a chairperson of its meetings; if no such chairperson is elected, or if at any meeting the chairperson is not present after the time appointed for holding it, the members of the committee present may choose one of their number to be chairperson of the meeting.

187.

A committee may meet and adjourn as it thinks proper. Committee meetings shall take place at such time and place as the relevant committee may determine. Questions arising at any meeting of a committee shall be determined (subject to Article 186) by a majority of votes of the members of the committee present, and where there is an equality of votes, the chairperson of the committee shall not have a second or casting vote.

188.	Where any committee is established by the Directors :

188.1

the meetings and proceedings of such committee shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors so far as the same are applicable and are not superseded by any regulations imposed upon such committee by the Directors; and

188.2

the Directors may authorise, or may authorise such committee to authorise, any person who is not a Director to attend all or any meetings of any such committee on such terms as the Directors or the committee think fit, provided that any such person shall not be entitled to vote at meetings of the committee.

WRITTEN RESOLUTIONS AND TELEPHONIC MEETINGS OF THE DIRECTORS

189.	The following provision shall apply:

189.1

A resolution in writing signed by all the Directors, or by all the Directors being members of a committee referred to in Article 186, and who are for the time being entitled to receive notice of a meeting of the Directors or, as the case may be, of such a committee, shall be as valid as if it had been passed at a meeting of the Directors or such a committee duly convened and held.

189.2

A resolution in writing shall be deemed to have been signed by a Director where the Chairperson, Company Secretary or other person designated by the Board has received an email from that Director’s Certified Email Address which identifies the resolution and states, unconditionally, “I hereby sign the resolution”.

189.3	A Director’s Certified Email Address is such email address as the Director has, from time to time, notified to such person and in such manner as may from time to time be prescribed by the Board.

189.4	The Company shall cause a copy of every email referred to in Article 190.2 to be entered in the books kept pursuant to section 166 of the Act.

190.	Subject to Article 192, where one or more of the Directors (other than a majority of them) would not, by reason of:

190.1	the Act or any other enactment;

190.2	these Articles; or

190.3	an applicable rule of law or an Exchange,

be permitted to vote on a resolution such as is referred to in Article 190, if it were sought to pass the resolution at a meeting of the Directors duly convened and held, then such a resolution, notwithstanding anything in Article 190.1, shall be valid for the purposes of that subsection if the resolution is signed by those of the Directors who would have been permitted to vote on it had it been sought to pass it at such a meeting.

191.	In a case falling within Article 191, the resolution shall state the name of each Director who did not sign it and the basis on which he or she did not sign it.

192.

For the avoidance of doubt, nothing in Articles 190 to 192 dealing with a resolution that is signed by other than all of the Directors shall be read as making available, in the case of an equality of votes, a second or casting vote to the one of their number who would, or might have been, if a meeting had been held to transact the business concerned, chairperson of that meeting.

193.

The resolution referred to in Article 190 may consist of several documents in like form each signed by one or more Directors and for all purposes shall take effect from the time that it is signed by the last Director.

194.

A meeting of the Directors or of a committee referred to in Article 186 may consist of a conference between some or all of the Directors or, as the case may be, members of the committee who are not all in one place, but each of whom is able (directly or by means of telephonic, video or other electronic communication) to speak to each of the others and to be heard by each of the others and:

194.1

a Director or as the case may be a member of the committee taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote (subject to Article 191) and be counted in a quorum accordingly; and

194.2	such a meeting shall be deemed to take place:

(a)	where the largest group of those Directors participating in the conference is assembled;

(b)	if there is no such group, where the chairperson of the meeting then is; or

(c)	if neither subparagraph (a) or (b) applies, in such location as the meeting itself decides.

DIRECTORS’ DUTIES, CONFLICTS OF INTEREST, ETC.

195.	A Director may have regard to the interests of any other companies in a group of which the Company is a member to the full extent permitted by the Act.

196.

A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use vehicles, telephones, computers, aircraft, accommodation and any other Company property where such use is approved by the Board or by a person so authorised by the Board or where such use is in accordance with a Director’s terms of employment, letter of appointment or other contract or in the course of the discharge of the Director’s duties or responsibilities or in the course of the discharge of a Director’s employment.

197.

Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Act.

198.

It shall be the duty of a Director who is in any way, whether directly or indirectly, interested (within the meaning of section 231 of the Act) in a contract or proposed contract with the Company, to declare the nature of his or her interest at a meeting of the Directors.

199.

Subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange, a Director may vote in respect of any contract, appointment or arrangement in which he or she is interested and shall be counted in the quorum present at the meeting and is hereby released from his or her duty set out in section 228(1)(f) of the Act and a Director may vote on his or her own appointment or arrangement and the terms of it.

200.

The Directors may exercise the voting powers conferred by the shares of any other company held or owned by the Company in such manner in all respects as they think fit and, in particular, they may exercise the voting powers in favour of any resolution: (a) appointing the Directors or any of them as directors or officers of such other company; or (b) providing for the payment of remuneration or pensions to the directors or officers of such other company.

201.

Subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange, any Director may vote in favour of the exercise of such voting rights notwithstanding that he or she may be or may be about to become a Director or officer of the other company referred to in Article 201 and as such or in any other way is or may be interested in the exercise of such voting rights in the foregoing manner.

202.

A Director may hold any other office or place of profit under the Company (other than Auditor) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

203.

Without prejudice to the provisions of section 228 of the Act, a Director may be or become a director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as member or otherwise.

204.

A Director may act by himself or herself, or his or her firm, in a professional capacity for the Company; and any Director, in such a case, or his or her firm, shall be entitled to remuneration for professional services as if he or she were not a Director, but nothing in this Article authorises a Director, or his or her firm, to act as Auditor.

205.

No Director or nominee for Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise.

206.	In particular, neither shall:

206.1

any contract with respect to any of the matters referred to in Article 200 nor any contract or arrangement entered into by or on behalf of the Company in which a Director is in any way interested, be liable to be avoided; nor

206.2	a Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement,

by reason of such Director holding that office or of the fiduciary relation thereby established.

207.	A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting at which:

207.1	that Director or any other Director is appointed to hold any such office or place of profit under the Company as is mentioned in Article 203; or

207.2	the terms of any such appointment are arranged,

and he or she may vote on any such appointment or arrangement, subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange.

THE COMMON SEAL, OFFICIAL SEAL AND SECURITIES SEAL

208.

Any seal of the Company shall be used only by the authority of the Directors, a committee authorised by the Directors to exercise such authority or by any one or more persons severally or jointly so authorised by the Directors or such a committee, and the use of the seal shall be deemed to be authorised for these purposes where the matter or transaction pursuant to which the seal is to be used has been so authorised.

209.	Any instrument to which a Company’s seal shall be affixed shall be signed by any one of the following:

209.1	a Director;

209.2	the Company Secretary; or

209.3	any other person authorised to sign by (i) the Directors or (ii) a committee,

and the countersignature of a second such person shall not be required.

210.	The Company may have one or more duplicate common seals or official seals for use in different locations including for use abroad.

SERVICE OF NOTICES ON MEMBERS

211.

A notice required or authorised to be served on or given to a member of the Company pursuant to a provision of the Act or these Articles shall, save where the means of serving or giving it specified in Article 212.4 is used, be in writing and may be served on or given to the member in one of the following ways:

211.1	by delivering it to the member;

211.2	by leaving it at the registered address of the member;

211.3	by sending it by post in a prepaid letter to the registered address of the member; or

211.4

subject to Article 217, by electronic mail or other means of electronic communication approved by the Directors to the contact details notified to the Company by any such member for such purpose (or if not so notified, then to the contact details of the member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Act.

212.

Without prejudice or limitation to the foregoing provisions of Article 212.1 to 212.4, for the purposes of these Articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

213.

Any notice served or given in accordance with Article 212 shall be deemed, in the absence of any agreement to the contrary between the Company (or, as the case may be, the officer of it) and the member, to have been served or given:

213.1	in the case of its being delivered, at the time of delivery (or, if delivery is refused, when tendered);

213.2	in the case of its being left, at the time that it is left;

213.3	in the case of its being posted on any day other than a Friday, Saturday or Sunday, 24 hours after despatch and in the case of its being posted:

(a)	on a Friday — 72 hours after despatch; or

(b)	on a Saturday or Sunday — 48 hours after despatch;

213.4	in the case of electronic means being used in relation to it, twelve hours after despatch,

but this Article is without prejudice to section 181(3) of the Act.

214.

Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to Article 212.4, if sent to the address notified to the Company by the member for such purpose notwithstanding that the Company may have notice of the death, his or her being of unsound mind, bankruptcy, liquidation or disability of such member.

215.

Notwithstanding anything contained in these Articles to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

216.

Any requirement in these Articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s annual report, statutory financial statements and the Directors’ and Auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him or her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such member. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company. Notwithstanding anything to the contrary in this Article 217, no such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of any Exchange on which the shares in the capital of the Company or other securities of the Company are listed or under the rules of the SEC.

217.

If at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all members entitled thereto at noon (Ireland time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

218.	Notice shall be given by the Company to the joint holders of a share in the capital of the Company by giving the notice to both such holders whose names stand in the Register in respect of the share.

219.

Every person who becomes entitled to a share in the capital of the Company shall, before his or her name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he or she derives his or her title.

219.1

A notice may be given by the Company to the persons entitled to a share in the capital of the Company in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

220.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

SERVICE OF NOTICES ON THE COMPANY

221.

In addition to the means of service of documents set out in section 51 of the Act, a notice or other document may be served on the Company by an officer of the Company by email provided, however, that the Directors have designated an email address for that purpose and notified that email address to its officers for the express purpose of serving notices on the Company.

SENDING STATUTORY FINANCIAL STATEMENTS TO MEMBERS

222.	The Company may send by post, electronic mail or any other means of electronic communication:

222.1	the Company’s statutory financial statements;

222.2	the directors’ report; and

222.3	the statutory auditors’ report,

and copies of those documents shall also be treated, for the purposes of the Act, as sent to a person where:

(a)	the Company and that person have agreed to his or her having access to the documents on a website (instead of their being sent to him or her);

(b)	the documents are documents to which that agreement applies; and

(c)	that person is notified, in a manner for the time being agreed for the purpose between him or her and the Company, of:

(i)	the publication of the documents on a website;

(ii)	the address of that website; and

(iii)	the place on that website where the documents may be accessed, and how they may be accessed.

222.4	Documents treated in accordance with Article 223 as sent to any person are to be treated as sent to him or her not less than 21 days before the date of a meeting if, and only if:

(a)	the documents are published on the website throughout a period beginning at least 21 days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the notification given for the purposes of Article 223.3(c) is given not less than 21 days before the date of the meeting.

223.

Any obligation by virtue of section 339(1) or (2) of the Act to furnish a person with a document may, unless these Articles provide otherwise, be complied with by using electronic communications for sending that document to such address as may for the time being be notified to the Company by that person for that purpose.

ACCOUNTING RECORDS

224.	The Directors shall, in accordance with Chapter 2 of Part 6 of the Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

224.1	correctly record and explain the transactions of the Company;

224.2	will at any time enable the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

224.3	will enable the Directors to ensure that any financial statements of the Company, required to be prepared under sections 290 or 293 of the Act, comply with the requirements of the Act; and

224.4	will enable those financial statements of the Company to be readily and properly audited.

225.

The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the Group and include any information and returns referred to in section 283(2) of the Act.

226.

The accounting records shall be kept at the Office or, subject to the provisions of the Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

227.

The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounting records of the Company shall be open to the inspection of members, not being Directors. No member (not being a Director) shall have any right of inspecting any financial statement or accounting record of the Company except as conferred by the Act or authorised by the Directors or by the Company in a general meeting.

228.

In accordance with the provisions of the Act, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Act to be prepared and laid before such meeting.

229.

A copy of every statutory financial statement of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or summary financial statements prepared in accordance with section 1119 of the Act, shall be sent, by post, electronic mail or any other means of electronic communications, not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Act to receive them; provided that where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company. The Company may, in addition to sending one or more copies of its statutory financial statements, summary financial statements or other communications to its members, send one or more copies to any Approved Nominee. For the purposes of this Article, sending by electronic communications includes the making available or displaying on the Company’s website (or a website designated by the Board) or the website of the SEC, and each member is deemed to have irrevocably consented to receipt of every statutory financial statement of the Company (including every document required by law to be annexed thereto) and every copy of the Directors’ report and the Auditors’ report and every copy of any summary financial statements prepared in accordance with section 1119 of the Act, by any such document being made so available or displayed.

230.	Auditors shall be appointed and their duties regulated in accordance with the Act.

WINDING UP

231.

Subject to the provisions of the Act as to preferential payments, the property of the Company on its winding up shall be distributed among the members according to their rights and interests in the Company.

232.

Unless the conditions of issue of the shares in question provide otherwise, dividends declared by the Company more than six years preceding the commencement date of a winding up of the Company, being dividends which have not been claimed within that period of six years, shall not be a claim admissible to proof against the Company for the purposes of the winding up.

233.

If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares in the capital of the Company held by them respectively. If in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively; provided that this Article shall be subject to any specific rights attaching to any class of share capital.

233.1

In case of a sale by the liquidator under section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the members, for the allotment to the members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or shares in the capital of the Company not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

233.2

The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

234.

If the Company is wound up, the liquidator, with the sanction of a special resolution and any other sanction required by the Act, may divide amongst the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

BUSINESS TRANSACTIONS

235.

In addition to any affirmative vote or consent required by law or these Articles, and except as otherwise expressly provided in Article 237, a Business Transaction (as defined in Article 238.3) with, or proposed by or on behalf of, any Interested Person (as defined in Article 238.6) or any Affiliate (as defined in Article 238.1) of any Interested Person or any person who thereafter would be an Affiliate of such Interested Person shall require approval by the affirmative vote of members of the Company holding not less than two-thirds (2/3) of the paid up ordinary share capital of the Company, excluding the voting rights attached to any shares beneficially owned by such Interested Person. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any Exchange or otherwise.

236.

The provisions of Article 236 shall not be applicable to any particular Business Transaction, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles, or any agreement with any Exchange, if either (i) the Business Transaction shall have been approved by a majority of the Board prior to such Interested Person first becoming an Interested Person or (ii) prior to such Interested Person first becoming an Interested Person, a majority of the Board shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors (as hereinafter defined) shall have approved the Business Transaction or (iii) after such person becomes an Interested Person, a majority of the Independent Directors shall have approved (A) such person as an Interested Person and (B) the Business Transaction.

237.	The following definitions shall apply with respect to Articles 236 to 240:

237.1	The term “Affiliate” shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

237.2

A person shall be a “beneficial owner” of any shares of the Company (a) which such person or any of its Affiliates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time or the occurrence of one or more events), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent solicitation made pursuant to and in accordance with the Act; or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the Company (except to the extent permitted by the proviso of clause (b)(ii) above). For the purposes of determining whether a person is an Interested Person pursuant to Article 238.6, the number of shares of the Company deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Article 238.2, but shall not include any other shares of the Company that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

237.3

The term “Business Transaction” shall mean any of the following transactions when entered into by the Company or a subsidiary of the Company with, or upon a proposal by or on behalf of, any Interested Person or any Affiliate of any Interested Person:

(a)

any merger or consolidation of the Company or any subsidiary with (i) any Interested Person, or (ii) any other body corporate which is, or after such merger or consolidation would be, an Affiliate of an Interested Person;

(b)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of the Company, to or with the Interested Person of assets of the Company (other than shares of the Company or of any subsidiary of the Company which assets have an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the issued share capital of the Company);

(c)

any transaction that results in the issuance of shares or the transfer of treasury shares by the Company or by any subsidiary of the Company of any shares of the Company or any shares of such subsidiary to the Interested Person, except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Person became such, (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of the Company subsequent to the time the Interested Person became such, (iii) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares, (iv) any issuance of shares or transfer of treasury shares of the Company by the Company, provided, however, that in the case of each of the clauses (ii) through (iv) above there shall be no increase of more than one percent (1%) in the Interested Person’s proportionate share in the shares of the Company of any class or series or (v) pursuant to a public offering or private placement by the Company to an Institutional Investor;

(d)

any reclassification of securities, recapitalization or other transaction involving the Company or any subsidiary of the Company which has the effect, directly or indirectly, of (i) increasing the proportionate amount of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the

Interested Person, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Person or (ii) increasing the voting power, whether or not then exercisable, of an Interested Person in any class or series of shares of the Company or any subsidiary of the Company;

(e)	the adoption of any plan or proposal by or on behalf of an Interested Person for the liquidation, dissolution or winding-up of the Company; or

(f)

any receipt by the Interested Person of the benefit, directly or indirectly (except proportionately as a member of the Company), of any loans, advances, guarantees, pledges, tax benefits or other financial benefits (other than those expressly permitted in subparagraphs (a) through (e) above) provided by or through the Company or any subsidiary thereof.

237.4

The term “Independent Directors” shall mean the members of the Board who are not Affiliates or representatives of, or associated with, an Interested Person and who were either Directors prior to any person becoming an Interested Person or were recommended for election or elected to succeed such directors by a vote which includes the affirmative vote of a majority of the Independent Directors.

237.5

The term “Institutional Investor” shall mean a person that (a) has acquired, or will acquire, all of its shares in the Company in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to rule 13d-3(b) under the Exchange Act, and (b) is a registered broker dealer; a bank as defined in section 3(a)(6) of the Exchange Act; an insurance company as defined in, or an investment company registered under, the Investment Company Act of 1940 of the United States; an investment advisor registered under the Investment Advisors Act of 1940 of the United States; an employee benefit plan or pension fund subject to the Employee Retirement Income Security Act of 1974 of the United States or an endowment fund; a parent holding company, provided that the aggregate amount held directly by the parent and directly and indirectly by its subsidiaries which are not persons specified in the foregoing subclauses of this clause (b) does not exceed one percent (1%) of the securities of the subject class; or a group, provided that all the members are persons specified in the foregoing subclauses of this clause (b).

237.6

The term “Interested Person” shall mean any person (other than the Company, any subsidiary, any profit-sharing, employee share ownership or other employee benefit plan of the Company or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all the paid up share capital of the Company; (b) has stated in a filing with any governmental agency or press release or otherwise publicly disclosed a plan or intention to become or consider becoming the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all paid up share capital of the Company and has not expressly abandoned such plan, intention or consideration more than two years prior to the date in question; or (c) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of shares representing ten percent (10%) or more of the votes entitled to be cast by holders of all the paid up share capital of the Company.

237.7	The term “person” shall mean any individual, body corporate, partnership, unincorporated association, trust or other entity.

237.8	The term “subsidiary” has the meaning ascribed to it in section 7 of the Act.

238.

A majority of the Independent Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, for the purposes of (i) Articles 236 and 237, all questions arising under Articles 236 and 237 including, without limitation (a) whether a person is an Interested Person, (b) the number of shares of the Company or other securities beneficially owned by any person; and (c) whether a person is an Affiliate of another; and (ii) these Articles, the question of whether a person is an Interested Person. Any such determination made in good faith shall be binding and conclusive on all parties.

239.	Nothing contained in Articles 236 to 239 shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.

SHAREHOLDER RIGHTS PLAN

240.

Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights plan (a “Rights Plan”), upon such terms and conditions as the Directors deem expedient and in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein.

241.

The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company (“Rights”) in accordance with the terms of a Rights Plan.

242.	For the purposes of effecting an exchange of Rights for ordinary shares or preferred shares in the share capital of the Company (an “Exchange of Rights”), the Directors may:

242.1

resolve to capitalise an amount standing to the credit of the reserves of the Company (including, but not limited to, the share premium account, capital redemption reserve, any undenominated capital and profit and loss account), whether or not available for distribution, being an amount equal to the nominal value of the ordinary shares or preferred shares which are to be exchanged for the Rights; and

242.2

apply that sum in paying up in full ordinary shares or preferred shares and allot such shares, credited as fully paid, to those holders of Rights who are entitled to them under an Exchange of Rights effected pursuant to the terms of a Rights Plan.

243.

The duties of the Directors to the Company under applicable law, including, but not limited to, the Act and common law, are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

UNTRACED MEMBERS

244.	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:

244.1

for a period of twelve years no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the member or to the person entitled by transmission to the share at his address on the Register or at the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission (provided that during such twelve year period at least three dividends shall have become payable in respect of such share);

244.2

at the expiration of the said period of twelve years by advertisement in a national daily newspaper published in Ireland and in a newspaper circulating in the area in which the address referred to in Article 245.1 is located the Company has given notice of its intention to sell such share;

244.3

during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale the Company has not received any communication from the member or person entitled by transmission; and

244.4	the Company has first given notice in writing to the appropriate sections of the Exchanges of its intention to sell such shares.

245.

Where a share, which is to be sold as provided in Article 245, is held in uncertificated form, the Directors may authorise any person to do all that is necessary to change such share into certificated form prior to its sale.

246.

To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the member or the person entitled by the transmission to such share. The transferee shall be entered in the Register as the member of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

247.

The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Moneys carried to such separate account may be either employed in the business of the Company or held as cash or cash equivalents, or invested in such investments as the Directors may think fit, from time to time.

DESTRUCTION OF RECORDS

248.

The Company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof, all notifications of change of name or change of address however received at any time after the expiration of two years from the date of recording thereof and all share certificates and dividend mandates which have been cancelled or ceased to have effect at any time after the expiration of one year from the date of such cancellation or cessation. It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument duly and properly registered and every share certificate so destroyed was a valid and effective document duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:

248.1	the provision aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

248.2

nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article; and

248.3	references herein to the destruction of any document include references to the disposal thereof in any manner.

INDEMNIFICATION

249.

Subject to the provisions of and so far as may be permitted by the Act, each person who is or was a Director, officer or employee of the Company, and each person who is or was serving at the request of the Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company (including the heirs, executors, administrators and estate of such person) shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, including any liability incurred by him or her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him or her as a director, officer or employee of the Company or such other company, partnership, joint venture, trust or other enterprise, and in which judgment is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him or her by the court.

249.1

In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify, to the fullest extent permitted by the Act, each person indicated in Article 250.1 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company unless and only to the extent that the courts of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

249.2

As far as permissible under the Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, officer, employee or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that such Director, officer or employee or other indemnitee is not entitled to be indemnified by the Company as authorised by these Articles.

249.3

It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive of: (a) any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, these Articles, any agreement, any insurance purchased by the Company, any vote of members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) any amendments or replacements of the Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Act shall hereby be incorporated into these Articles. As used in this Article 250.4, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, and administrators of such Directors, officers, employees or other indemnitees.

249.4

The Directors shall have power to purchase and maintain for any Director, the Company Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Act.

249.5

The Company may additionally indemnify any agent of the Company or any director, officer, employee or agent of any of its subsidiaries to the fullest extent provided by law, and purchase and maintain insurance for any such person as appropriate.

250.

No person shall be personally liable to the Company or its members for monetary damages for breach of fiduciary duty as a Director, provided, however, that the foregoing shall not eliminate or limit the liability of a Director:

250.1	for any breach of the Director’s duty of loyalty or duty of care to the Company or its members;

250.2	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

250.3	for any transaction from which the Director derived an improper personal benefit.

If any applicable law or the relevant code, rules and regulations applicable to the listing of the Company’s shares on any Exchange is amended hereafter to authorise corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director shall be eliminated or limited to the fullest extent permitted by the relevant law, as so amended. Any amendment, repeal or modification of this Article 251 shall not adversely affect any right or protection of a Director existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.

GOVERNING LAW AND JURISDICTION

251.

This constitution and any dispute or claim arising out of or in connection with it or its subject matter, formation, existence, negotiation, validity, termination or enforceability (including non-contractual obligations, disputes or claims) will be governed by and construed in accordance with the laws of Ireland.

252.

Subject to Article 254, the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this constitution and, for such purposes, the Company and each shareholder irrevocably submit to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with this Constitution (the “Proceedings”) will therefore be brought in the courts of Ireland. Each shareholder irrevocably waives any objection to Proceedings in the courts referred to in this Article on the grounds of venue or on the grounds of forum non conveniens.

253.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act or the Securities Act of 1933 of the United States. Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this provision.

I, the person whose name, address and description are subscribed, wish to be formed into a Company in pursuance of this constitution, and I agree to take the number of shares in the capital of the Company set opposite my name.

Name, address and description of subscriber	Number of shares taken by subscriber

Doron Afik

103 Hahashmonaim St

Tel-Aviv

Israel

Lawyer	One ordinary share of US$0.0001

Dated the      day of June 2022

Witness to the above signature:

ANNEX D - AMENDED AND RESTATED SPONSOR AGREEMENT

July 26, 2022

Lionheart III Corp

4218 NE 2nd Avenue

Miami, FL 33137

Re:	Sponsor Agreement

Ladies and Gentlemen:

This letter (this “Sponsor Agreement”) is being delivered to you in accordance with (a) that certain Business Combination Agreement, dated as of the date hereof (the “BCA”), by and among Lionheart III Corp, a Delaware corporation (“SPAC”), Security Matters Limited, an Australian public company with Australian Company Number (ACN) 626 192 998 listed on the Australian Stock Exchange (the “Company”), Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), (b) that certain Scheme Implementation Deed (the “SID”) by and among SPAC, the Company and Parent, dated as of the date hereof, and (c) the transactions relating to and contemplated by the BCA and the SID (the foregoing transactions, collectively, the “Business Combination”).

This Sponsor Agreement hereby amends and restates in its entirety that certain letter, dated November 3, 2021, from Lionheart Equities, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned individuals, each of whom is a member of SPAC’s board of directors (the “SPAC Board”) and/or management team (each, an “Insider” and collectively, the “Insiders”), to SPAC (the “Prior Letter Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the BCA or the SID.

In order to induce SPAC, the Company and Parent to enter into the BCA and the SID and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor and each Insider hereby agrees with SPAC, the Company and Parent as follows:

1. Voting Support. The Sponsor and each Insider irrevocably agrees that it, he or she shall:

(a) vote any SPAC Common Shares owned by it, him or her (all such shares of common stock, the “Covered Shares”) in favor of the Business Combination and each other related proposal at the Lionheart Shareholder Meeting and any other special meeting of SPAC’s stockholders called for the purpose of soliciting stockholder approval in connection with the consummation of the Business Combination;

(b) when such Lionheart Shareholder Meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(c) vote (or execute and return an action by written consent), or cause to be voted at such Lionheart Shareholder Meeting, or validly execute and return and cause such consent to be granted with respect to, all of such Covered Shares against (i) any Lionheart Competing Transaction (as defined in the SID), (ii) any change in the present capitalization of SPAC or any amendment of SPAC’s Certificate of Incorporation, except to the extent expressly contemplated by the BCA or as consented to in writing by the Company, and (iii) any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect the Business Combination or any of the other transactions contemplated by the BCA or the SID or result in a breach of any covenant, representation or warranty or other obligation or agreement of SPAC under the BCA or the SID or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor or the Insiders contained in this Sponsor Agreement;

(d) vote in favor of any other proposals set forth in SPAC’s proxy statement to be filed by SPAC with the SEC relating to the Transaction (including any proxy supplements thereto, the “Proxy Statement”);

(e) vote for any proposal to adjourn or postpone the applicable stockholder meeting to a later date if (and only if) there are not sufficient votes for approval of the BCA and SID and any other Lionheart Proposals or other proposals related thereto as set forth in the Proxy Statement on the dates on which such meetings are held; and

(f) not redeem any Covered Shares owned by it, him or her in connection with such shareholder approval.

Prior to any valid termination of the BCA and the SID, the Sponsor and each Insider shall (x) take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under SPAC’s organizational documents and applicable Laws, or reasonably requested by SPAC, the Company or Parent, to consummate the Business Combination and the other transactions contemplated by the BCA and the SID on the terms and subject to the conditions set forth therein and (y) be bound by and comply with Section 7.02 of the BCA (Confidentiality), Section 16.1 of the SID (Confidential Information), Section 7.03 of the BCA (Exclusivity) and Section 10 of the SID (Exclusivity) (and any relevant definitions contained in any such Sections) as if such Person were a signatory to the BCA or SID with respect to such provisions.

The obligations of the Sponsor specified in this paragraph 1 shall apply irrespective of the SPAC Board’s approval of the Business Combination or any action described above.

2. Remedies. The Sponsor and each Insider hereby agrees and acknowledges that: (i) SPAC, the Company and Parent would be irreparably injured in the event of a breach by the Sponsor or any Insider of its, his or her obligations under this Sponsor Agreement; (ii) monetary damages may not be an adequate remedy for such breach; (iii) the non-breaching party shall be entitled to seek an injunction, specific performance, or other equitable relief, to prevent breaches of this Sponsor Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy that such party may have in law or in equity; and (iv) the right to seek specific enforcement is an integral part of the transactions contemplated by this Sponsor Agreement and without that right, SPAC, the Company and Parent would not have entered into the BCA or SID.

3. Lock-up Agreement; Waiver of Adjustment Rights. The Sponsor and each Insider acknowledge and agree as follows:

(a) it, he or she shall not transfer (as defined below) any Founder Shares (or SPAC Common Shares issuable upon conversion thereof) until the earlier of (A) six months after the completion of the SPAC’s initial Business Combination or (B) subsequent to the SPAC’s initial Business Combination, (x) if the last reported sale price of the SPAC Common Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after the SPAC’s initial Business Combination or (y) the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the SPAC’s stockholders having the right to exchange their SPAC Common Shares for cash, securities or other property (the “Founder Shares Lock-up Period”).

(b) to the extent that it, she or he holds Private Placement Units, Private Placement Shares or Private Placement Warrants (or SPAC Common Shares issued or issuable upon the exercise of the Private Placement Warrants) it, he or she shall not transfer any of such securities until 30 days after the completion of a Business Combination (the “Private Placement Units Lock-up Period”, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c) notwithstanding the provisions set forth in paragraphs 3(a) and (b), transfers of the Founder Shares, Private Placement Units, Private Placement Shares, Private Placement Warrants and SPAC Common Shares

issued or issuable upon the exercise or conversion of the Private Placement Warrants or the Founder Shares and that are held by the Sponsor, any Insider or any of their permitted transferees (that have complied with this paragraph 3(c)), are permitted (a) to the SPAC’s officers or directors, any affiliate or family member of any of the SPAC’s officers or directors, any affiliate of the Sponsor or any member of the Sponsor; (b) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of the SPAC’s initial Business Combination at prices no greater than the price at which the Founder Shares, Private Placement Shares, SPAC Common Shares or Private Placement Warrants or warrants were originally purchased; (f) in the event of the Company’s liquidation prior to the completion of an initial Business Combination; or (g) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; provided, however, that in the case of clauses (a) through (e) or (g), any such permitted transferees must enter into a written agreement with the SPAC agreeing to be bound by the transfer restrictions herein in this paragraph 3(c) and the other restrictions contained in this Sponsor Agreement.

(d) Section 4.3(b)(i) of the SPAC Certificate of Incorporation provides that each SPAC Class B Common Share shall automatically convert into one SPAC Class A Common Share (the “Initial Conversion Ratio”) at the time of the Business Combination, and (B) Section 4.3(b)(ii) of the SPAC Certificate of Incorporation provides that the Initial Conversion Ratio shall be adjusted (the “Adjustment”) in the event that additional SPAC Class A Common Shares are issued in excess of the amounts offered in SPAC’s initial public offering of securities; and

(e) as of and conditioned upon the Closing, the Sponsor and each Insider hereby irrevocably relinquishes and waives any and all rights the Sponsor and each Insider has or will have under Section 4.3(b)(ii) of the SPAC Certificate of Incorporation to receive SPAC Class A Common Shares in excess of the number issuable at the Initial Conversion Ratio upon conversion of the existing SPAC Class B Common Shares held by him, her or it, as applicable, in connection with the Closing as a result of any Adjustment.

4. Definitions. As used herein, (i) “transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b); (ii) “Founders Shares” means 3,125,000 shares of SPAC’s Class B Common Shares; (iii) “Private Placement Shares” shall mean the SPAC Common Shares comprising a part of the Private Placement Units; (iv) “Private Placement Units” shall mean the 125,000 units of the SPAC at a price of $10.00 per Private Placement Unit; and (v) “Private Placement Warrants” shall mean the warrants comprising a part of the Private Placement Units.

5. Power and Authority. The Sponsor and each Insider has full right and power, without violating any agreement to which it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Sponsor Agreement.

6. Entire Agreement; Amendment, Modification, Waiver. This Sponsor Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, including, without limitation, with respect to the Sponsor, each Insider and the Prior Letter

Agreement. This Sponsor Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by SPAC and the Company and the other parties charged with such change, amendment, modification or waiver, it being acknowledged and agreed that SPAC’s and the Company’s execution of such an instrument will not be required after any valid termination of the BCA and the SID.

7. Assignment. No party hereto may, except as set forth herein, assign either this Sponsor Agreement or any of its rights, interests, or obligations hereunder, other than in conjunction with a transfer of SPAC Common Shares or SPAC Private Warrants that is not in breach of law or contract, without the prior written consent of SPAC and the Company (except that, following any valid termination of the BCA and the SID, no consent from SPAC, the Company or Parent shall be required). Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Sponsor Agreement shall be binding on the Sponsor, each Insider, SPAC and their respective successors, heirs, personal representatives and assigns and permitted transferees.

8. No Third-Party Beneficiaries. Nothing in this Sponsor Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Sponsor Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Sponsor Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees. Notwithstanding anything herein to the contrary, each of Sponsor, SPAC and each Insider acknowledges and agrees that, until the earlier of (i) the valid termination of the BCA and the SID or (ii) the consummation of the Business Combination, each of the Company and Parent is an express third-party beneficiary of this Sponsor Agreement and may directly enforce (including by action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in this Sponsor Agreement as though directly a party hereto.

9. Counterparts. This Sponsor Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

10. Severability. This Sponsor Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Sponsor Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Sponsor Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

11. Governing Law. This Sponsor Agreement, and all claims or causes of action based upon, arising out of, or related to this Sponsor Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Any Action based upon, arising out of or related to this Sponsor Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the Borough of Manhattan in the State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Sponsor Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this paragraph. The prevailing party in any such Action (as determined by a court of competent jurisdiction) shall be entitled to be reimbursed by the non-prevailing party for its reasonable expenses, including reasonable attorneys’ fees, incurred with respect to such Action. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS SPONSOR AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Notices. Any notice, consent or request to be given in connection with any of the terms or provisions of this Sponsor Agreement shall be in writing and shall be sent or given in accordance with the terms of Section 10.01 of the BCA to the applicable party at its principal place of business.

13. Term. This Sponsor Agreement (including, for the avoidance of doubt, Section 3 hereof) shall terminate upon the consummation of the Business Combination. In the event of a valid termination of the BCA and the SID, this Sponsor Agreement shall be of no force and effect and shall revert to the Prior Letter Agreement. No such termination or reversion shall relieve the Sponsor, each Insider or SPAC from any liability resulting from a breach of this Sponsor Agreement occurring prior to such termination or reversion.

14. Representation and Warranties. The Sponsor and each Insider hereby represents and warrants (severally and not jointly as to itself, himself or herself only) to SPAC as follows (and as applicable): (i) the Sponsor is duly organized, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Sponsor Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s limited liability company powers and have been duly authorized by all necessary limited liability company actions on the part of the Sponsor; (ii) each Insider has full legal capacity, right and authority to execute and deliver this Sponsor Agreement and to perform his or her obligations hereunder; (iii) this Sponsor Agreement has been duly executed and delivered by such Person and, assuming due authorization, execution and delivery by the other parties to this Sponsor Agreement, this Sponsor Agreement constitutes a legally valid and binding obligation of such Person, enforceable against such Person in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies); (iv) the execution and delivery of this Sponsor Agreement by such Person does not, and the performance by such Person of his, her or its obligations hereunder will not, (A) with respect to the Sponsor, conflict with or result in a violation of its organizational documents, or (B) require any consent or approval that has not been given or other action that has not been taken by any third party (including under any contract binding upon such Person or such Person’s SPAC Common Shares or SPAC Private Warrants, as applicable), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Person of his, her or its obligations under this Sponsor Agreement; (v) there are no Actions pending against such Person or, to the knowledge of such Person, threatened against such Person, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Person of its, his or her obligations under this Sponsor Agreement; (vi) except for fees described in Section 13.3(s) of the SID, no financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission from such Person, SPAC, any of its Subsidiaries or any of their respective Affiliates in connection with the BCA, the SID or this Sponsor Agreement or any of the respective transactions contemplated thereby and hereby, in each case, based upon any arrangement or agreement made by or, to the knowledge of such Person, on behalf of such Person, for which SPAC or any of its respective Affiliates would have any obligations or liabilities of any kind or nature; (vii) such Person has had the opportunity to read the BCA and the SID and this Sponsor Agreement and has had the opportunity to consult with its tax and legal advisors; (viii) such Person has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Person’s obligations hereunder; (ix) such Person has good title to all such SPAC Common Shares and SPAC Private Warrants, and there exist no Liens or any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such SPAC Common Shares or SPAC Private Warrants (other than transfer restrictions under the Securities Act)) affecting any such SPAC Common Shares or SPAC Private Warrants, other than pursuant to (A) this Sponsor Agreement, (B) the SPAC Certificate of Incorporation, (C) the BCA or the SID, (D) the Registration Rights Agreement, dated as of November 3, 2021, by and among SPAC and certain security holders, or (E) any applicable securities laws; and (x) the total number of shares of SPAC Common Shares identified on Schedule A are the only SPAC Common Shares owned of record or beneficially owned (within the meaning of Section 13(d) of the Exchange Act) by the Sponsor and the Insiders as of the date hereof, and none of such SPAC Common Shares is subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such SPAC Common Shares, except as provided in this Sponsor Agreement.

15. Certain Adjustments. If, and as often as, there are any changes in SPAC, the SPAC Common Shares or the SPAC Private Warrants by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Sponsor Agreement as may be required so that the rights, privileges, duties and obligations hereunder shall continue with respect to SPAC, SPAC’s successor or the surviving entity of such transaction, the SPAC Common Shares and SPAC Private Warrants, each as so changed.

16. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

[Signature Page Follows]

Sincerely,

SPONSOR:

LIONHEART EQUITIES, LLC

By:	/s/ Ophir Sternberg
Name: Ophir Sternberg
Title:

INSIDERS:

/s/ Ophir Sternberg
Ophir Sternberg

/s/ Paul Rapisarda
Paul Rapisarda

/s/ Faquiry Diaz
Faquiry Diaz

/s/ James Anderson
James Anderson

/s/ Thomas Byrne
Thomas Byrne

/s/ Thomas Hawkins
Thomas Hawkins

/s/ Roger Meltzer
Roger Meltzer

[Signature Page to Lionheart Corp III Sponsor Agreement]

Acknowledged and Agreed:

SPAC:

LIONHEART CORP III

By:	/s/ Ophir Sternberg
Name: Ophir Sternberg
Title: Chairman, President and Chief Executive Officer

[Signature Page to Lionheart Corp III Sponsor Agreement]

Schedule A

Sponsor and Insider Ownership of Securities

ANNEX E - FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [ ], 2022, is made and entered into by and among Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), Lionheart Equities, LLC, a Delaware limited liability company (the “Sponsor”), each of the undersigned parties listed under Original Holder on Schedule A hereto and each of the undersigned parties listed under Additional Holder on Schedule A hereto (together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, Lionheart III Corp., a Delaware corporation (the “Company”) and the Sponsor have entered into that certain Subscription Agreement, dated as of January 27, 2021, pursuant to which the Sponsor purchased an aggregate of 2,875,000 shares of the Company’s common stock, par value $0.0001 per share (the “Initial Shares”);

WHEREAS, on November 3, 2021, the Company effected a stock dividend resulting in the Sponsor holding an aggregate of 3,125,000 Initial Shares;

WHEREAS, on November 3, 2021, the Initial Shares were automatically reclassified pursuant to the Company’s amended and restated certificate of incorporation into an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”);

WHEREAS, the Founder Shares are convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), on the terms and conditions provided in the Company’s amended and restated certificate of incorporation;

WHEREAS, on November 3, 2021, the Company and the Sponsor entered into that certain Private Placement Securities Subscription Agreement (the “Sponsor Private Placement Subscription Agreement”), pursuant to which the Sponsor agreed to purchase an aggregate of 275,000 units of the Company (the “Sponsor Private Placement Units”) at a price of $10.00 per unit and 2,000,000 warrants of the Company at a price of $1.00 per warrant (the “Additional Warrants”), in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering;

WHEREAS, on November 3, 2021, the Company, Nomura Securities International, Inc. (“Nomura”), Northland Securities, Inc. and Drexel Hamilton, LLC (the “IPO Underwriters” and together with the Sponsor, the “Initial Unit Purchasers”) entered into that certain Private Placement Unit Subscription Agreement (together with the Sponsor Private Placement Subscription Agreement, the “Private Placement Subscription Agreements”), pursuant to which the IPO Underwriters agreed to purchase an aggregate of 115,000 units (or 125,000 units if the Overallotment Option is exercised in full) of the Company (together with the Sponsor Private Placement Units, the “Private Placement Units”) at a price of $10.00 per unit, in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering;

WHEREAS, in order to extend the period of time the Company has to consummate an initial Business Combination, the Sponsor or its affiliates or designees may, but are not obligated to, loan the Company funds as the Company may require, of which up to an aggregate of $2,475,000 of such loans may be convertible into up to an additional 247,500 units at a price of $10.00 per unit at the option of the lender (the “Extension Units” and, together with the Private Placement Units, the “Units”);

WHEREAS, each Unit consists (or, in the case of the Extension Units, will consist) of one share of Common Stock and one-half of one redeemable warrant (a whole warrant of each such warrant, a “Warrant”);

WHEREAS, each Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment;

WHEREAS, on November 3, 2021, the Company and the Original Holders entered into that certain Registration Rights Agreement (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the Original Holders certain registration rights with respect to certain securities of the Company;

WHEREAS, upon the closing of the Business Combination contemplated by that certain Scheme Implementation Deed by and among Lionheart III Corp, a Delaware corporation (“Lion”), the Company and Parent, and that certain Business Combination Agreement, dated [ ], 2022 (as may be amended or supplemented from time to time, the “Combination Agreement”, and such closing, the “Closing”), among Lion, the Company, the Parent, and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent, holders of Common Stock will receive, in exchange for each share of Common Stock, an ordinary share of Parent, par value $0.0001 per share (“Parent Ordinary Shares”);

WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Original Holders of at least a majority-in-interest of the Registrable Securities (as defined in the Existing Registration Rights Agreement) at the time in question; and

WHEREAS, the Company and the Holders desire to amend and restate the Existing Registration Rights Agreement, pursuant to which the Company grants the Holders certain registration rights with respect to certain securities of the Company.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

definitions

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Additional Holder” shall mean each of the parties listed under Additional Holder on Schedule A hereto and any transferee of Registrable Securities held by an Additional Holder that became a party hereto.

“Additional Holder Lock-up Period” shall mean, with respect to any Parent Ordinary Shares issued or to be issued to any Additional Holders in connection with the Business Combination contemplated by the Combination Agreement, the Lock-up Period as defined in those certain Lock-up Agreements, dated [ ] by and among the Parent and those Persons listed as Holders on the signature pages thereto.

“Additional Warrants” shall have the meaning given in the Recitals hereto.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Parent, after consultation with counsel to the Parent, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Parent has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Parent.

“Business Combination” shall mean any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, involving the Parent.

“Combination Agreement” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding Holder” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form F-1” shall have the meaning given in subsection 2.1.1.

“Form F-3” shall have the meaning given in subsection 2.3.

“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the shares of Common Stock issuable upon conversion thereof.

“Founder Shares Lock-up Period” shall mean, with respect to the Founder Shares, the Lock-up Period as defined in those certain Lock-up Agreements, dated [ ] by and among the Parent and those Persons listed as Holders on the signature pages thereto.

“Holders” shall have the meaning given in the Preamble.

“IPO Underwriters” shall have the meaning given in the Recitals hereto.

“Initial Shares” shall have the meaning given in the Recitals hereto.

“Insider Letter” shall mean that certain letter agreement, dated as of November 3, 2021, by and among the Company, the Sponsor and each of the Company’s officers and directors.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Nomura” shall have the meaning given in the Recitals hereto.

“Original Holder” shall mean each of the parties listed under Original Holder on Schedule A hereto and any transferee of Registrable Securities held by an Original Holder that became a party hereto.

“Parent” shall have the meaning given in the Recitals hereto.

“Parent Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Additional Holder Lock-up Period, Founder Shares Lock-up Period or Private Placement Lock-up Period, as the case may be, under the Insider Letter, the Private Placement Subscription Agreements, this Agreement and any other applicable agreement between such Holder and the Parent, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Units, the lock-up period set forth in Section 7 of the Private Placement Subscription Agreements.

“Private Placement Units” shall have the meaning given in the Recitals hereto.

“Private Placement Subscription Agreements” shall have the meaning given in the Recitals hereto.

“Private Warrants” shall mean the Warrants included in the Private Placement Units and the Additional Warrants.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Founder Shares and the shares of Common Stock issued or issuable upon the conversion of any Founder Shares, (b) the Units, (c) the shares of Common Stock included in the Units, (d) the Warrants included in the Units and the Additional Warrants (including any shares of the Common Stock issued or issuable upon the exercise of any such Warrants), (e) any Parent Ordinary Shares issued or to be issued to any Additional Holders in connection with the Business Combination contemplated by the Combination Agreement, (f) any Parent Ordinary Shares issued in exchange for Common Stock in connection with the Business Combination contemplated by the Combination Agreement, and (g) any other equity security of the Parent issued or issuable with respect to any of the securities described in the foregoing clauses including any Parent Ordinary Share issued following the closing of the Combination Agreement by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such security shall cease to be a Registrable Security when: (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such security shall have been otherwise transferred, a new certificate for such security not bearing a legend restricting further transfer shall have been delivered by the Parent and subsequent public distribution of such security shall not require registration under the Securities Act; (C) such security shall have ceased to be outstanding; (D) such security may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such security has been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Parent Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Parent;

(E) reasonable fees and disbursements of all independent registered public accountants of the Parent incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement filed by the Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder (other than a Registration Statement on Forms F-4 or S-4 or Form S-8, or their successors), which registration statement covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Sponsor Private Placement Units” shall have the meaning given in the Recitals hereto.

“Sponsor Private Placement Subscription Agreement” shall have the meaning given in the Recitals hereto.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Parent are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Units” shall have the meaning given in the Recitals hereto.

“Warrant” shall have the meaning given in the Recitals hereto.

ARTICLE 2

REGISTRATIONS

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the date the Parent consummates a Business Combination, (a) the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by Original Holders or (b) the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Additional Holders (in each case, the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Parent shall, within ten (10) days of the Parent’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Parent, in writing, within five (5) days after the receipt by the Holder of the notice from the Parent. Upon receipt by the Parent of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Parent shall use commercially reasonable efforts to effect, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Parent’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Parent be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form F-1, or any similar long-form registration statement that may be available at such time (“Form F-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form F-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to the Demand Registration has been declared effective by the Commission and (ii) the Parent have complied with all of their obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Parent in writing, but in no event later than five (5) days, of such election; and provided, further, that the Parent shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Parent as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Parent, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Parent Ordinary Shares or other equity securities that the Parent desires to sell and the Parent Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholder of the Parent who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of the Underwritten Offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Parent, as applicable, shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) that are either Original Holders if the Demanding Holders are Original Holders or Additional Holders if the Demanding Holders are Additional Holders (pro rata based on the respective number of Registrable Securities that each Demanding Holder and such Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders that are Additional Holders (if the Demanding Holders are Original Holders) or Original Holders (if the Demanding Holders are Additional Holders) (Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested) and that are Requesting Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Parent Ordinary Shares or other equity securities that the Parent desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Parent Ordinary Shares or other equity securities of other persons or entities that the Parent is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Parent and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Parent shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time on or after the date the Parent consummates a Business Combination, the Parent proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, other than securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Parent (or by the Parent and by the shareholders of the Parent including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Parent’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Parent or (iv) for a dividend reinvestment plan, then the Parent shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Parent shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in such Piggyback Registration on the same terms and conditions as any similar securities of the Parent included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Parent.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Parent and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the securities that the Parent desires to sell, taken together with (i) the Parent Ordinary Shares or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Parent Ordinary Shares or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Parent, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Parent’s account, the Parent, as applicable, shall include in any such Registration (A) first, the Parent Ordinary Shares or other equity securities that the Parent desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Parent Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Parent, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Parent shall include in any such Registration (A) first, the Parent Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Parent Ordinary Shares or other equity securities that the Parent desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the

Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Parent Ordinary Shares or other equity securities for the account of other persons or entities that the Parent, as applicable, is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Parent and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Parent (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Parent, as applicable shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3 Registrations on Form F-3. Any Holder of Registrable Securities may at any time, and from time to time, request in writing that the Parent, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form F-3 or any similar short form registration statement that may be available at such time (“Form F-3”); provided, however, that the Parent shall not be obligated to effect such request through an Underwritten Offering; provided further, however, that following the filing of a resale registration statement on Form F-3, the Parent, at its option may effect a Demand Registration under Section 2.1 as a “take down” under such registration statement. Within five (5) days of the Parent’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form F-3, the Parent shall promptly give written notice of the proposed Registration on Form F-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form F-3 shall so notify the Parent, as applicable, in writing, within ten (10) days after the receipt by the Holder of the notice from the Parent. As soon as practicable thereafter, but not more than twelve (12) days after the Parent’s initial receipt of such written request for a Registration on Form F-3, the Parent shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Parent shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form F-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Parent entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000.

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Parent’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Parent initiated Registration and provided that the Parent has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Parent, and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Parent and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Parent shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Parent for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration

Statement. In such event, the Parent shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Parent shall not defer its obligation in this manner more than once in any 12-month period. Furthermore, the Parent shall not be required to effect a Demand Registration to the extent it would result in the breach of a customary lock-up agreement with underwriters pursuant to a prior Registration effected hereunder.

ARTICLE 3

PARENT PROCEDURES

3.1 General Procedures. If, at any time on or after the date the Parent consummates a Business Combination, the Parent is required to effect the Registration of Registrable Securities, the Parent shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Parent, as applicable, shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Parent or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and each Holder of Registrable Securities included in such Registration, and each such Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and each Holder of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as any Holder of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Parent and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Parent are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities and its counsel, including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Parent’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Parent prior to the release or disclosure of any such information; and provided further, the Parent may not include the name of any Holder or Underwriter or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder or Underwriter and providing each such Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Parent shall include unless contrary to applicable law;

3.1.11 use commercially reasonable efforts to obtain a “cold comfort” letter from the Parent’s independent registered public accountants, as applicable, in the event of an Underwritten Registration which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, use commercially reasonable efforts to obtain an opinion, dated such date, of counsel representing the Parent for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Parent’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Parent, as applicable, to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Parent. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Parent pursuant to a Registration initiated by the Parent hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Parent and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Parent that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Parent hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), it has received notice that any post-effective amendment has become effective or until it is advised in writing by the Parent that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Parent to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Parent for reasons beyond the Parent’s control, the Parent may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than (i) sixty (60) consecutive days or (ii) one hundred and twenty (120) total calendar days, in the aggregate, in any twelve-month period, determined in good faith by the Parent to be necessary for such purpose. In the event the Parent exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Parent shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4 and, upon the expiration of any such period, the Holders shall be entitled to resume the use of any such Prospectus in connection with any sale or offer to sell Registrable Securities.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Parent, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Parent after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders, upon their request and to the extent not publicly available, with true and complete copies of all such filings. The Parent further covenant that they shall use their commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell the Parent Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Parent shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Limitation on Registration Rights. Notwithstanding anything herein to the contrary, (i) the IPO Underwriters may not exercise their rights under Section 2.1 or 2.2 hereunder after five (5) and seven (7) years, respectively, after the effective date of the registration statement relating to the Parent’s initial public offering and (ii) no IPO Underwriter may exercise its rights under Section 2.1 more than once.

ARTICLE 4

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Parent agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Parent by such Holder expressly for use therein. The Parent shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Parent in writing such information and affidavits as the Parent reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Parent, its directors and officers and agents and each person who controls the Parent (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Parent. For the avoidance of doubt, the obligation to indemnify under this Section 4.1.2 shall be several, not joint and several, among the Holders of Registrable Securities, and the total indemnification liability of a Holder under this Section 4.1.2 shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 5

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, facsimile or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, facsimile or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Parent, to: c/o K&L Gates LLP, L25, 525 Collins Street, Melbourne, Victoria 3000, Attention: Haggai Alon, CEO, email: haggai@securitymattersltd.com, and, if to any Holder, at such Holder’s address or contact information as set forth in the Parent’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Parent hereunder may not be assigned or delegated by the Parent in whole or in part.

5.2.2 Prior to the expiration of the Additional Holder Lock-up Period, the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as the case may be, no Holder may assign or delegate such

Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement, the Insider Letter, the Private Placement Subscription Agreements and other applicable agreements.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Parent unless and until the Parent shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Parent, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

5.5 Amendments and Modifications. Upon the written consent of the Parent and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of share capital of the Parent, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected, and any amendment or waiver hereof that adversely affects the Original Holders shall require the written consent of Original Holders of at least a majority in interest of the Registrable Securities of such Original Holders at the time in question, and any amendment or waiver hereof that adversely affects the Additional Holders shall require the written consent of Original Holders of at least a majority in interest of the Registrable Securities of such Additional Holders at the time in question. No course of dealing between any Holder or the Parent and any other party hereto or any failure or delay on the part of a Holder or the Parent in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any

Holder or the Parent. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Parent represents and warrants that no person, other than a Holder of Registrable Securities or holders of the Parent’s warrants currently outstanding or issuable in connection with the Business Combination, has any right to require the Parent to register any securities of the Parent for sale or to include such securities of the Parent in any Registration filed by the Parent for the sale of securities for its own account or for the account of any other person. Further, the Parent represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.7 Term. This Agreement shall become effective upon the Closing and terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and without compliance with the current public reporting requirements set forth under Rule 144(i)(2). The provisions of Section 3.5 and Article 4 shall survive any termination.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARENT:

EMPATAN PUBLIC LIMITED COMPANY

By:
Name:
Title:

ORIGINAL HOLDERS:

LIONHEART EQUITIES, LLC

By:
Name:
Title:

OPHIR STERNBERG

PAUL RAPISARDA

FAQUIRY DIAZ

JAMES ANDERSON

THOMAS BYRNE

THOMAS HAWKINS

ROGER MELTZER

[Signature Page to Registration Rights Agreement]

ADDITIONAL HOLDERS:

[ ]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule A

Holders

Lionheart Equities, LLC

Ophir Sternberg

Paul Rapisarda

Roger Meltzer

Faquiry Diaz

Thomas W. Hawkins

Thomas Byrne

James Anderson

Additional Holders*

[    ]

*	for the avoidance of doubt, such Additional Holders are included as “Holders” as used herein unless otherwise explicitly excluded.

ANNEX F - FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, the “Agreement”), dated as of [__], 2022 (the “Effective Date”), is made by and among (i) Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Company”); (ii) Ophir Sternberg; (iii) Faquiry Diaz; [(iv) [ ] (together with Mr. Sternberg and Mr. Diaz Cala, the “Lionheart Holders”)]1; [(v)] Haggai Alon; [and (vi) [    ] (together with Mr. Alon the “SMX Holders” and collectively with the Lionheart Holders, the “Shareholders”)]2. Each of the Company and the Shareholders may be referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company has entered into that certain Business Combination Agreement, dated as of [__] (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “BCA”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the BCA), by and among Lionheart III Corp, a Delaware corporation (“SPAC”), Security Matters Limited, an Australian public company with Australian Company Number (ACN) 626 192 998 listed on the Australian Stock Exchange (“SMX”), the Company and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”);

WHEREAS, upon the terms and subject to the conditions set forth in the certain Scheme Implementation Deed, dated as of [__] (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “SID”), by and among SPAC, SMX and the Company, the Company will acquire SMX by means of the implementation of a scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”) (the “SMX Scheme Acquisition”);

WHEREAS, following the implementation of the SMX Scheme Acquisition, SMX will be delisted from the Australian Stock Exchange;

WHEREAS, upon the terms and subject to the conditions set forth in the BCA and in accordance with the General Corporation Law of the State of Delaware, the Irish Companies Act 2014, and the Corporations Act, SPAC will enter into a business combination transaction pursuant to which Merger Sub will merge with and into SPAC (the “Merger”), with SPAC surviving the Merger as a wholly owned subsidiary of the Company; and

WHEREAS, in connection with the SMX Scheme Acquisition and Merger, the Parties desire to set forth certain rights to, among other things, designate the election of certain members of the board of the directors the Company (the “Board”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

[1]	Note to Draft: Lionheart Holders to consist of Ophir Sternberg, Faquiry Diaz and any entity executing this agreement under each person’s control.
[2]	Note to Draft: SMX Holders to consist of Haggai Alon and any entity executing this agreement under his control.

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ARTICLE I

GOVERNANCE

Section 1.1 Board of Directors.

(a) Composition of the Board. From and after the Closing until the later of (i) three years following the Closing or (ii) the election of the Class III Directors nominated pursuant to the terms of this Agreement at the first annual meeting of the shareholders of the Company to elect such Class III Directors (the “Term”), each of the Company and the Shareholders, severally and not jointly, agrees to take all such action within its power as may be necessary or appropriate (including (i) the Company nominating or appointing certain Persons and (ii) the Shareholders voting or providing a written consent or proxy, if applicable, in each case with respect to ordinary shares of the Company (the “Shares”)) such that the Board shall consist of seven (7) members who will be designated as follows:

(i) three (3) members of the Board (including the chairperson) shall initially be designated by the Lionheart Holders, (y) one (1) of whom shall initially be Ophir Sternberg, and (z) two (2) of whom shall initially be “independent directors” under The Nasdaq Capital Market Listing Rules and regulations (or the rules and regulations of such other principal national securities exchange on which the Shares are then listed for trading), subject, in the case of each individual other than Mr. Sternberg, to the initial selection of each such other individual being subject to the consent of the SMX Holders (such consent not to be unreasonably withheld, conditioned or delayed), and during the Term, the Lionheart Holders shall have the right to designate the number of members of the Board as shown below:

Shares Beneficially Owned by the Lionheart Holders (and Permitted Transferees) as a Percentage of the Shares Beneficially Owned by the Lionheart Holders as of the Closing Date	Number of Directors
75% or greater	3
50% or greater, but less than 75%	2
25% or greater, but less than 50%	1
Less than 25%	0

(ii) four (4) members of the Board shall initially be designated by the SMX Holders, (y) two (2) of whom shall initially be Haggai Alon and Zeren Browne, and (z) two (2) of whom shall initially be Khoo Boon Hui and Ed Hofland, each of whom is an “independent director” under The Nasdaq Capital Market Listing Rules and regulations (or the rules and regulations of such other principal national securities exchange on which the Shares are then listed for trading), subject, in the case of each individual other than Mr. Alon, to the initial selection of each such other individual being subject to the consent of the Lionheart Holders (such consent not to be unreasonably withheld, conditioned or delayed), and during the Term, the SMX Holders shall have the right to designate the number of members of the Board as shown below:

Shares Beneficially Owned by the SMX Holders (and Permitted Transferees) as a Percentage of the Shares Beneficially Owned by the SMX Holders as of the Closing Date	Number of Directors
75% or greater	4
50% or greater, but less than 75%	3
25% or greater, but less than 50%	2
10% or greater, but less than 25%	1
Less than 10%	0

If, during the Term, either the Lionheart Holders or the SMX Holders, as applicable, loses a right to designate one or more members of the Board in accordance with Section 1.1(a)(i) or 1.1(a)(ii), as applicable, the Lionheart Holders or SMX Holders, as applicable, shall notify the other within five (5) days indicating which board seat (identifying the currently appointed director occupying the board seat, if applicable) and which class with respect

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to which the Lionheart Holders or SMX Holders, as applicable, wishes to relinquish the right to designate (and the associated right to remove in accordance with Section 1.1(d)).

For purposes of this Agreement, the term “beneficial ownership” and derivations thereof shall have the meaning ascribed thereto in Rule 13d-3 promulgated under the Exchange Act, provided that in calculating the number of Shares beneficially owned by Mr. Sternberg as of the Closing Date and thereafter, with respect to Shares held by Lionheart Equities, LLC, each of Mr. Sternberg and Mr. Diaz Cala shall only be deemed to beneficially own such Shares to the extent of his underlying pecuniary interest therein.

(b) Classes of Directors. During the Term, each of the Company and the Shareholders, severally and not jointly, agrees to take all such action within its power as may be necessary or appropriate (including (i) the Company nominating or appointing certain Persons and (ii) the Shareholders voting or providing a written consent or proxy, if applicable, in each case with respect to the Shares) such that the directors nominated pursuant to the foregoing be divided into three classes of directors, with each class serving for staggered three year terms as follows:

(i) a first class of directors (the “Class I Directors”), consisting of two directors (one of whom shall be a SMX Holder designee and one of whom shall be a Lionheart Holder designee, in each case for so long as the SMX Holders and Lionheart Holders, as applicable, are entitled to designate such directors), initially serving a term effective from the Closing until the first annual meeting of the shareholders of the Company held after the Closing (but any subsequently elected Class I Directors serving a three (3)-year term);

(ii) a second class of directors (the “Class II Directors”), consisting of three directors (two of whom shall be SMX Holder designees and one of whom shall be a Lionheart Holders designee, in each case, for so long as the SMX Holders and Lionheart Holders, as applicable, are entitled to designate such directors)3 effective from the Closing until the second annual meeting of shareholders of the Company held following the Closing (but any subsequently elected Class II Directors serving a three (3)-year term); and

(iii) a third class of directors (the “Class III Directors”), consisting of two directors, initially serving a term effective from the Closing until the third annual meeting of shareholders of the Company held following the Closing (and any subsequently elected Class III Directors serving a three (3)-year term), with Ophir Sternberg and Haggai Alon to serve as the initial Class III Directors.

(c) Board Observer. During the Term, so long as the Lionheart Holders and SMX Holders, as applicable, are entitled to appoint at least one director to the Board, the Lionheart Holders and the SMX Holders shall each be permitted to designate one (1) individual, subject to the consent of the non-designated Party (such consent not to be unreasonably withheld, conditioned or delayed), to serve as an observer to the Board and its committees; provided that, with respect to the Lionheart Holders, at any time that Ophir Sternberg serves as a director, the Lionheart Holders shall be permitted to exercise the foregoing designation right notwithstanding the expiration of the Term. The Company shall give such observer copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such observer shall agree to hold in confidence all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in a conflict of interest.

(d) Removal; Vacancies. The Lionheart Holders or the SMX Holders, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and the Company shall take all such action within its power as may be necessary or appropriate to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for election or appointment, as applicable, to the Board to fill

[3]	Note to Draft: To include Allison Greenfield.

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vacancies created by reason of death, removal or resignation of its nominees to the Board, and the Company shall take all such action within its power as may be necessary or appropriate to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee). Notwithstanding anything to the contrary in this Section 1.1(d), no Party shall have the right to designate a replacement director, and the Company shall not be required to take any action to cause any vacancy to be filled by any such designee, to the extent that election or appointment of such designee to the Board would result in a number of directors nominated or designated by such Party in excess of the number of directors that such Party is then entitled to nominate for membership on the Board pursuant to this Agreement.

(d) Indemnification. The Company shall provide each director with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to all other directors of the Company, and the Company shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any director nominated pursuant to this Agreement as and to the extent consistent with applicable Law, the Parent Amended and Restated Memorandum and Articles of Association and any indemnification agreements with directors (except to the extent such amendment or alteration permits the Company to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

(e) Review of Nominees. Any nominee as a director (or alternate thereof) shall be subject to the Company’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, the Company may reasonably object to any such nominee within fifteen (15) days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; (5) such nominee was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations; or (6) such nominee, if elected to Board, would cause the Company to no longer qualify for foreign private issuer status pursuant to Rule 3b-4 of the Exchange Act. In the event the Board reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (6) and reasonably objects to such nominated director, the applicable designating party shall be entitled to propose a different nominee to the Board within thirty (30) days of the Company’s notice to such designating party of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 1.1(f).

(f) Non-Contravention. Each of the Parties also agrees not to take any actions that would contravene or adversely affect the provisions of this Agreement and the intention of the Parties with respect to the composition of the Board as herein stated.

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ARTICLE II

GENERAL PROVISIONS

Section 2.1 Entire Agreement; Amendments; No Waiver.

(a) This Agreement, the BCA, the SID and all other Ancillary Agreements, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Agreement and therein.

(b) No provision of this Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) the Company, (ii) the Lionheart Holders and (iii) the SMX Holders; provided, that any such amendment or modification that adversely and disproportionately affects any Shareholder or Shareholders, as compared to any other Shareholder or Shareholders, shall require the prior written consent of such Shareholders so adversely and disproportionately affected.

(c) No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 2.2 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Authority, the remaining provisions of this Agreement, to the extent permitted by Law shall remain in full force and effect.

Section 2.3 Counterparts; Electronic Delivery. This Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Agreement may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 2.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email (receipt confirmed by a non-automated response) or by registered or certified mail or overnight carrier (postage prepaid, return receipt requested). Unless another address is specified in writing pursuant to the provisions of this Section 2.4, notices, demands and other communications shall be sent to the addresses indicated below if to the Company to:

c/- K&L Gates LLP

Level 25, 525 Collins Street

Melbourne, Victoria 3000

Attention: Haggai Alon, CEO

Email: info@securitymattersltd.com

F-5

with a copy (which shall not constitute notice) to:

K&L Gates LLP 599 Lexington Avenue New York, NY 10022 Attention: Robert S. Matlin and Jonathan M. Barron Email: robert.matlin@klgates.com and jonathan.barron@klgates.com	K&L Gates LLP L25, 525 Collins Street Melbourne, Victoria 3000 Attention: Harry Kingsley Email: harry.kingsley@klgates.com if to the Lionheart Holders, to:

4218 NE 2nd Avenue

Miami, Florida 33137

Attn: General Counsel

Email: notices@lheartcapital.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US) 2525 East Camelback Road Esplanade II Suite 1000 Phoenix, AZ 85016 Attention: Steven D. Pidgeon, Esq. Email: steven.pidgeon@us.dlapiper.com	DLA Piper LLP (US) 200 South Biscayne Boulevard Suite 2500 Miami, FL 33131 Attention: Joshua M. Samek, Esq. Email: Joshua.Samek@us.dlapiper.com if to the Shareholders, to the address set forth on the signature page hereto.

Section 2.5 Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all Actions, claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY’S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Action arising out of or relating to this Agreement, agrees that all claims in respect of the Action shall be heard and determined in any such court and agrees not to bring any Action arising out of or relating to this Agreement in any other courts. Each Party irrevocably consents to the service of process in any such Action by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party, at its address for notices as provided in Section 2.4 of this Agreement, such service to become effective ten (10) days after such mailing. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any Action commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Nothing in this Section 2.5, however, shall affect the right of any Party to serve

F-6

legal process in any other manner permitted by Law or at equity; provided, that each of the Parties hereby waives any right it may have under the Laws of any jurisdiction to commence by publication any Action with respect to this Agreement. To the fullest extent permitted by applicable Law, each of the Parties hereby irrevocably waives any objection it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement in any of the courts referred to in this Section 2.5 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such Action. Each Party agrees that a final judgment in any Action so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity, in any jurisdiction.

Section 2.6 Specific Performance. Each Party hereby agrees and acknowledges that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at Law. Any such Party shall, therefore, be entitled (in addition to any other remedy to which such Party may be entitled at Law or in equity) to seek injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any Action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties shall raise the defense that there is an adequate remedy at Law.

Section 2.7 Subsequent Acquisition of Shares. Any Shares acquired subsequent to the Effective Date by a Party shall be subject to the terms and conditions of this Agreement. In the event of any stock split, stock dividend, recapitalization, reorganization or the like, any securities issued with respect to the Shares held by the Holders shall become “Shares” for purposes of voting or providing a written consent or proxy, if applicable, pursuant to Section 1.1.

Section 2.8 Not a Group; Independent Nature of the Holders’ Obligations and Rights. The Shareholders and each assignee thereof who becomes a Party to this Agreement (each, a “Holder”) agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Agreement of the Company’s Shares owned by the other Holders. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any other Holder. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in the Company and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Shares or enforcing its rights under this Agreement. Each Holder confirms that each Holder has had the opportunity to independently participate with the Company and its subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 2.9 Assignment; Successors and Assigns; No Third Party Beneficiaries.

(a) Except as otherwise permitted pursuant to this Agreement, no Party may assign such Party’s rights and obligations under this Agreement, in whole or in part, without the prior written consent of the SMX Holders and the Lionheart Holders; provided, however, that each Party hereto may assign its rights and obligations under this Agreement in connection with the permitted transfer of its Shares by having the transferee of such Shares

F-7

execute a joinder to this Agreement agreeing to be bound by the terms hereof. Any such assignee may not again assign those rights, other than in accordance with this Article II. Any attempted assignment of rights or obligations in violation of this Article II shall be null and void.

(b) All of the terms and provisions of this Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives.

(c) Except for sales of Shares, including block trades, into the principal national securities exchange or, if none, over the counter market on which the Shares are then traded (each, a “Permitted Sales”), each Holder shall not transfer, and the Company shall not permit the transfer, of any Holder’s Shares or any voting rights therein, unless and until the person to whom such Shares or any voting rights therein are to be transferred shall have executed a joinder to this Agreement agreeing to be bound by the terms hereof and any attempted transfer that does not comply with the provisions of this sentence shall be null and void. The provisions of this Agreement shall be binding upon the successors in interest of any Holder with respect to any of such Holder’s Shares or any voting rights therein, unless the Shares are sold pursuant to a Permitted Sale.

(d) This Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Party, following the Closing Date, ceases to beneficially own any Shares, provided that such shares have been transferred in a manner permitted by this Agreement. Notwithstanding anything herein to the contrary, in the event the BCA terminates in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.

(e) Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Agreement or otherwise create any third-party beneficiary hereto.

Section 2.10 Power of Attorney. During the Term, in the event a Holder does not (i) attend in person a meeting of the shareholders of the Company at which directors shall be elected to the Board or timely submit a proxy card for such meeting and (ii) in each case vote such Holder’s Shares in favor of the election of all of directors as required by this Agreement, the Holder hereby appoints the chairperson of the Board as its true and lawful attorney and proxy with full power of substitution for and its name to act on behalf of the Holder, for the limited purpose of voting in favor of the election of the directors as required by this Agreement. The Holder understands and agrees that this limited proxy is irrevocable and coupled with an interest and, except as otherwise provided herein, shall terminate upon the termination of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Agreement as of the Effective Date.

EMPATAN PUBLIC LIMITED COMPANY

By:
Name:
Title:

SHAREHOLDERS:

[ ]

By:
Name:
Title:

Address for Notice:

F-9

ANNEX G - FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of [    ], 2022, by and between the undersigned (the “Holder”) and Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Company”).

Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Business Combination Agreement, dated as of [    ], 2022 (the “BCA”) by and among Security Matters Limited, an Australian public company with Australian Company Number (CAN) 626 192 998 listed on the Australian Stock Exchange (“SMX”), Lionheart III Corp, a Delaware corporation, the Company, and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

BACKGROUND

A. Pursuant to the BCA, the Holders will lock-up their respective Parent Ordinary Shares (the “Shares”) in accordance with the terms of the Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the Holder irrevocably agrees that it, he or she will not offer, sell, contract to sell, or otherwise transfer or dispose of, directly or indirectly, any of the Shares, other than Shares transferred to a pledgee pursuant to a bona fide pledge after a default in the obligation secured by the pledge, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any of these transactions are to be settled by delivery of any Shares, or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any securities of the Company.

(b) In furtherance of the foregoing, during the Lock-up Period, the Company will (i) place an irrevocable stop order on all the Shares, including those which may be covered by a registration statement, and (ii) notify the Company’s transfer agent in writing of the stop order and the restrictions on the Shares under this Agreement and direct the Company’s transfer agent not to process any attempts by the Holder to resell or transfer any Shares, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) The “Lock-up Period” means the earlier of

i. [(i) fourteen months after the Closing Date and (ii) if, subsequent to the Closing Date, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their ordinary shares, par value $0.0001 per share of the Company (“Company Ordinary Shares”) for cash, securities or other property; provided that (a) 10% of the

Shares shall not be subject to the Lock-Up (the “Unlocked Shares”) and (b) 25% of the Shares shall no longer be subject to the Lock-Up if the Company Ordinary Shares trades at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date]1;

ii. [(i) six months after the Closing Date and (ii) if, subsequent to the Closing Date, the Company’s consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Company Ordinary Shares for cash, securities or other property; provided that (a) 10% of the Shares shall be Unlocked Shares and (b) 25% of the Shares shall no longer be subject to the Lock-Up if the Company Ordinary Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date.]2

2. Beneficial Ownership. The Holder hereby represents and warrants that, other than the Unlocked Shares, it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of Company Ordinary Shares, or any economic interest in or derivative of such shares, other than the Shares specified on the signature page hereto. For purposes of this Agreement, the Shares beneficially owned by the Holder as specified on the signature page hereto, together with any other shares of Company Ordinary Shares other than the Unlocked Shares, and including any securities convertible into, or exchangeable for, or representing the rights to receive Company Ordinary Shares, if any, acquired during the Lock-up Period are collectively referred to as the “Lock-up Shares.” For purposes hereof, the term “beneficial ownership” and derivations thereof shall have the meaning ascribed thereto in Rule 13d-3 promulgated under the Exchange Act, provided that in determining the Company Ordinary Shares beneficially owned by Ophir Sternberg, Mr. Sternberg will be deemed not to have beneficial ownership or control of Company Ordinary Shares held by Lionheart Equities, LLC, except to the extent of Mr. Sternberg’s pecuniary interest therein.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Shares in connection (a) transfers or distributions to the Holder’s current or former general or limited partners, managers or members, stockholders, other equityholders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) or to the estates of any of the foregoing; (b) transfers by bona fide gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (c) by virtue of the laws of descent and distribution upon the death of the Holder; or (d) pursuant to a qualified domestic relations order, in each case where such transferee agrees to be bound by the terms of this Agreement. provided that in the case of any transfer pursuant to the foregoing clauses it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; and (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

3. Term. This Agreement shall automatically terminate upon the expiration of the Lock-Up Period. Upon termination of this Agreement, none of the parties hereto shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 3 shall relieve any party hereto of liability for any willful material breach of this Agreement prior to its termination.

[1]

Lock-up Period applicable to Haggai Alon, Ophir Sternberg, Faquiry Diaz (including any entities they control, except with respect to Lionheart Equities, LLC, which shall be subject to the six month lock-up in prong (ii), provided that securities held by Lionheart Equities, LLC in which either Ophir Sternberg or Faquiry Diaz has a pecuniary interest shall be subject to the fourteen month lock-up in this prong (i)) and any other person or entity who executes this Agreement pursuant to the BCA.

[2]	Lock-up Period applicable to Lionheart Equities, LLC and its members (other than as covered by footnote 1).

4. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party and, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Holder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Holder confirms that it has not relied on the advice of the Company, the Company’s legal counsel, or any other person.

5. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

6. Notices. Any notices required or permitted to be sent hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)	If to the Company, to:

c/- K&L Gates LLP

Level 25, 525 Collins Street

Melbourne, Victoria 3000

Attention: Haggai Alon, CEO

Email: info@securitymattersltd.com

with copies to (which shall not constitute notice):

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Attention: Robert S. Matlin and Jonathan M. Barron

Email: robert.matlin@klgates.com and jonathan.barron@klgates.com

and

K&L Gates LLP

L25, 525 Collins Street

Melbourne, Victoria 3000

Attention: Harry Kingsley

Email: harry.kingsley@klgates.com

(b) If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

[    ]

Attn: [    ]

Email: [    ]

Fax: [    ]

or to such other address as any party may have furnished to the others in writing in accordance herewith.

7. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

9. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by the Company and its successors and assigns.

10. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

11. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties hereto.

12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14. Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any such party of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties thereto agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

15. Governing Law; Jurisdiction. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware. Each of the parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, if (and only if) the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, the Superior Court of the State of Delaware or, if (and only if) the Superior Court of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court sitting in the State of Delaware, and any appellate courts therefrom. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

17. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provisions in the BCA, the terms of this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EMPATAN PUBLIC LIMITED COMPANY

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

[ ]

By:
Name:
Title:
Address:

[ ]

NUMBER OF LOCK-UP SHARES:

[ ● ]

ANNEX H – OPINION OF SCURA PARTNERS LLC

62 W 45th Street

New York, New York 10036

July 24, 2022

CONFIDENTIAL

The Board of Directors

Lionheart III Corp

4218 NE 2nd Avenue

Miami, FL 33137

Dear Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to Lionheart III Corp (the “Company”) of the Consideration (as defined below) to be paid pursuant to the Scheme Implementation Deed (the “Deed”) and the Business Combination Agreement (the “Agreement”) both of which will be entered into by and among the Company, Security Matters Limited, an Australian public company (“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Empatan”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Empatan (“Merger Sub”). Under the terms of the Deed and Agreement: (i) the equity of SMX will be exchanged for 20 million newly issued ordinary shares of Empatan (the foregoing, the “Transaction”) valued at $10 per share (the “Consideration”) and (ii) the Company will merge with and into Merger Sub and the equity of the Company will be exchanged on a one for one basis for equity of Empatan. You have also requested our opinion as to whether the fair market value of the equity of SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account).

In arriving at our opinion, we have, among other things: (i) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of SMX furnished to us by the Company, including financial and other forecasts provided to, or discussed with us by the management of the Company and the management of SMX; (ii) reviewed certain internal information relating to expenses expected to result from the Transaction furnished to us by the Company; (iii) conducted discussions with members of the management and representatives of the Company and of SMX concerning the information described in clauses (i) and (ii); (iv) reviewed the Company’s and SMX’ capital structure furnished to us by the management of the Company both on a standalone basis pre-Transaction and on a pro forma basis giving effect to the Transaction; (v) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (vi) reviewed a draft, dated July 24, 2022 of the Agreement; and (vii) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

In connection with our review, we have, with your consent, relied on the information supplied to, discussed with or reviewed by us for purposes of this opinion being complete and accurate in all material respects. We have not assumed any responsibility for independent verification of, and have not independently verified, any of such information. With your consent, we have relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, we have relied, with your consent, on the assessments of the management of the

Company as to the existing technology, products and services of SMX and the validity of, and risks associated with, the future technology, products and services of SMX. We have assumed, with your consent, that there will be no developments with respect to any of the foregoing that would affect our analyses or opinion. With your consent, we have assumed that (i) for purposes of our analysis and to calculate the Company’s pro forma enterprise value, the Company will have cash, net of debt, of between $24.6 and $135.8 million on its balance sheet at the consummation of the Transaction, and (ii) any adjustments to the Consideration in accordance with the Agreement or otherwise would not be material to our analysis or this opinion. In addition, we have relied, with your consent, on the assessments of the management of the Company as to the Company’s ability to retain key employees of SMX. We express no views as to the reasonableness of any financial or other forecasts or the assumptions on which they are based. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of SMX or the Company, nor have we been furnished with any such evaluation or appraisal.

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not address any legal, regulatory, tax, or accounting matters. At your direction, we have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction, except for the fairness of the Consideration in the Transaction from a financial point of view to the Company. With your consent, we express no opinion as to what the value of the shares of Empatan will be when issued pursuant to the Transaction. We are not expressing any opinion as to fair value or the solvency of SMX, Empatan or the Company following the closing of the Transaction. In rendering this opinion, we have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, that the Transaction, including a possible PIPE Financing, will be consummated in accordance with its terms without any waiver or modification that could be material to our analysis, and that the parties to the Agreement will comply with all the material terms of the Agreement. We have assumed, with your consent, that all governmental, regulatory, or other consents and approvals necessary for the completion of the Transaction will be obtained except to the extent that could not be material to our analysis. In addition, representatives of the Company have advised us, and we have assumed, with your consent, that the Transaction will qualify as a tax free reorganization for income tax purposes in the United States, Australia, and Ireland. We also have not been requested to, and have not, participated in the structuring or negotiation of the Transaction.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments after the date hereof.

We have been engaged by the Company to render this opinion and will earn a fee upon delivery of this opinion, which fee is not contingent upon either the conclusion expressed in this opinion or the consummation of the Transaction. Our affiliates, employees, officers, and partners may at any time own securities (long or short) of the Company and SMX. In the future we may provide investment banking or other services to Empatan, the Company, SMX or their respective affiliates and may receive compensation for such services.

This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Transaction or any other matter. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of Empatan, the Company or SMX. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors, or employees of any parties to the Transaction, or any class of such persons, whether relative to the Consideration or otherwise. This opinion was approved by the Scura Partners LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, (i) the Consideration in the Transaction is fair from a financial point of view to the Company and (ii) the fair market value of the SMX equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on interest earned on the trust account).

Very truly yours,

/s/ Scura Partners LLC

Scura Partners LLC

ANNEX I – LIST OF RELEVANT TERRITORIES

List of Relevant Territories for the Purposes of Irish Dividend Withholding Tax

1.	The Republic of Albania

2.	The Republic of Armenia

3.	Australia

4.	The Republic of Austria

5.	The Kingdom of Bahrain

6.	The Republic of Belarus

7.	Belgium

8.	Bosnia and Herzegovina

9.	The Republic of Botswana

10.	The Republic of Bulgaria

11.	Canada

12.	The Republic of Chile

13.	The People’s Republic of China

14.	The Republic of Croatia

15.	Cyprus

16.	Czech Republic

17.	The Kingdom of Denmark

18.	The Arab Republic of Egypt

19.	The Republic of Estonia

20.	The Federal Democratic Republic of Ethiopia

21.	Finland

22.	France

23.	Georgia

24.	The Federal Republic of Germany
25.	The Republic of Ghana

26.	The Hellenic Republic (Greece)

27.	Hong Kong

28.	The Republic of Hungary

29.	The Republic of Iceland

30.	The Republic of India

31.	The State of Israel

32.	Italy

33.	Japan

34.	The Republic of Kazakhstan

35.	The Republic of Kenya

36.	The Republic of Korea

37.	The Republic of Kosovo

38.	The State of Kuwait

39.	The Republic of Latvia

40.	The Republic of Lithuania

41.	The Grand Duchy of Luxembourg

42.	The Republic of Macedonia (now the Republic of North Macedonia)

43.	Malaysia

44.	Malta

45.	The United Mexican States (Mexico)

46.	The Republic of Moldova

47.	Montenegro

48.	The Kingdom of Morocco

49.	The Kingdom of the Netherlands

50.	New Zealand

51.	The Kingdom of Norway

52.	The Islamic Republic of Pakistan

53.	The Republic of Panama

54.	The Republic of Poland

55.	Portuguese Republic

56.	State of Qatar

57.	Romania

58.	Russian Federation

59.	Kingdom of Saudi Arabia

60.	The Republic of Serbia

61.	The Republic of Singapore

62.	Slovak Republic

63.	The Republic of Slovenia

64.	The Republic of South Africa

65.	Kingdom of Spain

66.	Sweden

67.	Switzerland

68.	Kingdom of Thailand

69.	The Republic of Turkey

70.	United Kingdom

71.	Ukraine

72.	United Arab Emirates

73.	The Republic of Uzbekistan

74.	United States of America

75.	The Socialist Republic of Vietnam

76.	The Republic of Zambia

Annex J

Final Form

SMX PUBLIC LIMITED COMPANY

2022 INCENTIVE EQUITY PLAN

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Options, RSUs and Phantom Shares. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions of the Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions will apply to the maximum extent permitted under applicable law:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any majority-owned subsidiary.

“Award” means a grant, under the Plan, of an Option, RSU, Phantom Share or a Substitute Award.

“Award Agreement” means the written agreement between the Company and a Grantee, and any notice, addendum or supplement thereto, from the Company or an Affiliate to a Grantee that evidence and set out the terms and conditions of an Award.

“Beneficial Owner” will have the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person will be deemed to have beneficial ownership of all securities that the Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Business Combination” means the consummation of a reorganization, merger, takeover, scheme of arrangement or consolidation or sale or other disposition of all or substantially all of the assets of the Company.

“Change in Control” means, except as provided otherwise by the Board, the occurrence of any of the following events:

(1) The acquisition by any Person of Beneficial Ownership of more than 50% of the outstanding voting power of the Company, provided that (i) any acquisition directly from the Company (including any purchase or redemption), (ii) any acquisition by the Company or any of its Affiliates, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (iv) any acquisition by any corporation under a transaction that complies with clauses (i), (ii) and (iii) of paragraph (2) below will not constitute a Change in Control for purposes of this paragraph.

(2) Consummation of a Business Combination, unless after the Business Combination (i) the Persons who were the Beneficial Owners of the outstanding voting securities immediately before the Business Combination own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company of the entity resulting from the Business Combination (including an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (provided that for purposes of this clause (i) any ordinary shares, common stock or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners’ ownership of outstanding shares or outstanding voting securities immediately before such Business Combination will not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of voting power of the resulting entity), and (ii) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination. For purposes of this paragraph, any Person who acquires outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, before such Business Combination, of outstanding voting securities of both the Company and the entity or entities with which the Company is combined will be treated as two Persons after the Business Combination, who will be treated as owning outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, before such Business Combination of, respectively, outstanding voting securities of the Company, and of the entity or entities with which the Company is combined.

(3) Approval by the Shareholders of a complete liquidation or dissolution of the Company.

Solely to the extent required by Code § 409A, an event described above will not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Code § 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Code § 409A.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Shares may then be listed. For purposes of Awards to Grantees who are subject to Exchange Act § 16, the “Committee” means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board will mean such Committee or the Board.

“Company” means SMX Public Limited Company, a public limited company incorporated in Ireland with registered number 722009, or any successor thereto.

“Consultant” means any natural person, except an employee or Non-Employee Director, engaged by the Company or any Affiliate, to render bona fide personal services to such entity, including as an advisor, under a written agreement and who qualifies as a consultant or advisor under Form S-8.

“Detrimental Conduct” means, as determined by the Board, the Grantee’s serious misconduct or unethical behavior, including (1) any violation by the Grantee of a restrictive covenant agreement that the Grantee has entered into with the Company or an Affiliate (covering, for example, confidentiality, non-competition, non-solicitation and non-disparagement), (2) the commission of a criminal act by the Grantee, whether or not performed in the workplace, that subjects, or if generally known would subject, the Company or an Affiliate to public ridicule or embarrassment or other improper or intentional conduct by the Grantee causing reputational harm to, or which is materially injurious to the financial condition of, the Company, an Affiliate or a client or former client of the Company or an Affiliate, (3) the Grantee’s breach of a fiduciary duty owed to the Company or an Affiliate or a client or former client of the Company or an Affiliate, (4) the Grantee’s intentional violation or grossly negligent disregard of the Company’s or an Affiliate’s policies, rules or procedures or (5) the Grantee taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or its Affiliates.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee, in its sole discretion. Notwithstanding the above, Disability shall mean, with respect to an ISO, permanent and total disability as defined in Code § 22(e)(3) and, with respect to any Award that constitutes deferred compensation within the meaning of Code § 409A, “disability” within the meaning of Code § 409A.

“Effective Date” means [            ], 2022.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share as of a particular date means: (1) if the Shares are readily tradable on an established securities market, the average closing price of a Share as reported by such market for the 30 trading days ending on the last business day immediately preceding the applicable date, (2) if the Shares are not then readily tradeable on an established securities market, but the Shares are quoted by an established quotation service for over-the-counter securities, the average closing price of a Share quoted by such established quotation service for the 30 trading days ending on the last business day immediately preceding the applicable date or (3) if the Shares are not then readily tradeable on an established securities market or quoted by an established quotation service for over-the-counter securities, the value as determined by the Board in good faith by the reasonable application of a reasonable valuation method, taking into account, to the extent appropriate, the requirements of Code § 409A. Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the applicable Award Agreement. Such alternative definition may include a price that is based upon a valuation report prepared by an independent and specialized appraisal firm or, in the case of Shares that are listed on a securities exchange, the opening, actual, high, low or average selling prices of a Share on the applicable securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days, as the case may be. The Board’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual.

“Grant Date” means the date on which an Award is granted or such later date as may be specified by the Board in the applicable Award Agreement.

“Grantee” means a person who receives or holds an Award.

“IFRS” means International Financial Reporting Standards.

“ISO” means an Option that is an “incentive stock option” within the meaning of Code § 422.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or an Affiliate.

“NSO” means an Option that is considered a nonstatutory stock option because it is not an ISO.

“Option” means an option granted under the Plan to subscribe for one or more Shares.

“Option Price” means the exercise price to subscribe for each Share subject to an Option.

“Performance Award” means an Award, the grant, vesting, lapse of restrictions or settlement of which is made subject to the attainment of performance goals (as described in Section 11) over a performance period established by the Board during which such performance goals are to be measured.

“Person” means any individual, entity or group as defined in Exchange Act § 13(d)(3) or § 14(d)(2), other than employee benefit plans sponsored or maintained by the Company or by entities controlled by the Company.

“Phantom Shares” means a bookkeeping entry representing the equivalent of Shares and reflecting a right awarded to a Grantee under Section 9 to receive cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain performance goals).

“Plan” means this SMX Public Limited Company 2022 Incentive Equity Plan.

“Restricted Period” means, with respect to an Award of RSUs or Phantom Shares in accordance with Section 3, the period commencing on the Grant Date of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply, and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable corporate or individual performance objectives (it being understood that the Board may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restricted Period).

“RSU” means a bookkeeping entry representing the equivalent of Shares and reflecting a right awarded to a Grantee under Section 9 to receive Shares or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain performance goals).

“Securities Act” means the United States Securities Act of 1933, as amended.

“Separation from Service” means the termination of the applicable Grantee’s employment or consultancy with, or performance of services for, the Company and each Affiliate. Unless otherwise determined by the Board, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a Non-Employee Director capacity or as an employee, officer or Consultant, as applicable, such change in status will not be deemed a Separation from Service. A Grantee employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate will not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Grantee immediately thereafter becomes an employee of (or service provider to) or member of the board of directors of the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Code § 409A, “Separation from Service” will mean a “separation from service” as defined under Code § 409A to the extent required by Code § 409A to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Code § 409A. The Board will have the exclusive discretion to determine when there has been a Separation from Service, regardless of any notice period or period of pay in lieu of such notice that may be required.

“Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate, including any prospective employee, officer, Non-Employee Director, or Consultant who has accepted an offer of employment or service and will be an employee, officer, Non-Employee Director, or Consultant after the commencement of their service.

“Share” means one ordinary share of the authorized share capital of the Company, par value $0.0001.

“Shareholder” means a shareholder of the Company.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines, as determined in the sole discretion of the Board.

“Sub-Plan” means any sub-plan to the Plan that has been adopted by the Board pursuant to which Awards may be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws. Although any Sub-Plan may be designated a separate and independent plan from the Plan, the share limit and the other limits specified in Section 4 hereof shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

“10% Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding capital stock of the Company, its parent or any of its majority-owned subsidiaries. In determining share ownership, the attribution rules of Code § 424(d) will be applied.

“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN

3.1. General.

3.1.1. Board Authority. The Board will have such powers and authorities related to the administration of the Plan and grants of Awards pursuant to the terms of the Plan, as are consistent with the Company’s organizing documents and applicable law. Except as specifically provided in Section 12 or as otherwise may be required by applicable law, regulatory requirement, or the organizing documents of the Company, the Board will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Board will have the power to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Sub-Plans.

3.1.2. Board Determinations. The interpretation and construction by the Board of the Plan, any Award or any Award Agreement will be final, binding and conclusive. Without limitation, the Board will have full and final authority, subject to the other terms and conditions of the Plan, Sub-Plan, and applicable law, to (1) designate Grantees, (2) determine the type or types of Awards to be made to a Grantee, (3) determine the number of Shares to be subject to an Award or used for reference purposes for each Award or the value to be transferred pursuant to any Award, (4) establish the terms and conditions of each Award (including the Option Price, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto, including any Restricted Period, and any terms or conditions that may be necessary to qualify Options as ISOs), (5) prescribe the form of each Award Agreement, (6) amend, modify or supplement the terms and conditions of any outstanding Award, (7) determine whether an Award of RSUs will be paid or settled in cash or Shares, and (8) adopt, amend, modify or supplement Sub-Plans. All actions taken and determinations made by the Board on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Board’s sole and absolute discretion, unless in contravention of any express term of the Plan. All determinations made by the Board will be conclusive, final and binding on all parties concerned, including the Company, its stockholders, any Grantees and any other Service Providers of the Company and its Affiliates, and their respective successors in interest.

3.1.3. Committee Authority. The Committee will administer the Plan, provided that the Board will retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Shares may then be listed. The Board will have the power and authority to delegate its powers and responsibilities under the Plan to the Committee, which will have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the Plan, all references to the Board will be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.

3.1.4. Other Delegation. To the extent permitted by applicable law, the Board may delegate its authority as identified in the Plan to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Exchange Act § 16. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1.4, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto will be deemed to include the Board’s delegate. Any such delegate will serve at the pleasure of, and may be removed at any time by the Board.

3.2. No Repricing. Notwithstanding any other term or condition of the Plan, the repricing of Options is prohibited without prior approval of the Shareholders. For this purpose, a “repricing” means (1) changing an Option to lower its Option Price, (2) any other action that is treated as a “repricing” under IFRS, (3) repurchasing for cash or canceling an Option at a time when its Option Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award or (4) any other action that has the same effect as clauses (1), (2) or (3), unless the actions contemplated in clauses (1), (2), or (3) occur in connection with a change in capitalization or similar change under Section 13. A cancellation and exchange under clause (3) would be considered a “repricing” regardless of whether it is treated as a “repricing” under IFRS and regardless of whether it is voluntary on the part of the Grantee.

3.3. Separation from Service, Clawbacks and Detrimental Conduct.

3.3.1. Separation from Service. Unless otherwise provided under an Award Agreement and to the extent permitted under applicable law, if a Grantee incurs a Separation from Service, the Grantee will forfeit, and the Company will annul and cancel, the unvested portion of any Award, without consideration.

3.3.2. Clawbacks. Unless otherwise provided under an Award Agreement, all Awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. A Grantee’s acceptance of an Award will be deemed to constitute (1) the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and (2) the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.3.3. Detrimental Conduct. Except as otherwise provided by the Board, notwithstanding any other term or condition of the Plan, if a Grantee engages in Detrimental Conduct, whether during the Grantee’s service or after the Grantee’s Separation from Service for any reason, in addition to any other penalties or restrictions that may apply under the Plan, applicable law or otherwise, the Grantee will forfeit or pay back to the Company, as applicable, (1) any and all outstanding Awards granted to the Grantee, including Awards that have become vested or exercisable, (2) any cash or Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct and (3) the profit realized by the Grantee from the sale or other disposition for consideration of any Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct.

3.4. Deferral Arrangement. The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Code § 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.5. No Liability. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6. Book Entry. Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of certificates through the registry of Shareholders or use of book-entry.

4.	SHARES SUBJECT TO THE PLAN

4.1. Authorized Number of Shares. Subject to adjustment under Section 13, the initial number of Shares authorized to be awarded under the Plan will be [        ],1 of which [        ]2 Shares available for issuance under the Plan shall be available for issuance as ISOs. Shares issued under the Plan will consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

4.1.1 Automatic Increases. The aggregate number of Shares authorized to be awarded under Section 4.1 will automatically increase on January 1 of each year, for a period of not more than ten (10) years, commencing on January 1 of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2032, in an amount equal to five percent (5%) of the total number of Shares outstanding on December 31 of the immediately preceding calendar year, excluding for this purpose any such outstanding Shares that were granted under the Plan and remain nonvested and subject to forfeiture as of the relevant December 31. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for such year will be a lesser number of Shares than provided herein.

4.2. Share Counting.

4.2.1. General. Each Share granted in connection with an Award will be counted as one Share against the limit in Section 4.1, subject to this Section 4.2. Share-based Performance Awards will be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2. Expired or Terminated Awards. If any Award expires or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by that Award will again be available for the grant of Awards. Notwithstanding the foregoing, any Share that is surrendered, forfeited or otherwise disposed of pursuant to Section 10 or 15.3 will not again become available for the grant of Awards.

4.2.3. Substitute Awards. In the case of any Substitute Award, such Substitute Award will not be counted against the number of Shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1. Term. The Plan will be effective as of the Effective Date, provided that it has been approved by the Board and Shareholders. The Plan will terminate automatically on the Termination Date and may be terminated on any earlier date as provided in Section 5.2.

[1]	NTD: 15% of the outstanding.
[2]	NTD: 15% of the outstanding.

5.2. Amendment and Termination of the Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan or any Sub-Plan in accordance with this Section 5.2. An amendment will be contingent on approval of the Shareholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 will be contingent on the approval of the Shareholders. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan and any terms and conditions applicable to Awards granted before the Termination Date will survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan or any Sub-Plan will, without the consent of the Grantee, materially impair such Grantee’s rights under any Award previously awarded, except to the extent made to comply with applicable law or rule of any securities exchange or market on which the Shares are listed or admitted for trading or to prevent adverse tax or accounting consequences to the Company or the Grantee.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers. Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2. Successive Awards. A Service Provider may receive more than one Award, subject to such restrictions as are provided in the Plan and the Award Agreement.

6.3. Stand-Alone, Additional, Tandem and Substitute Awards. The Board may grant Awards either alone or in addition to, in tandem with, or, subject to Section 3.2, in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board will have the right to require the surrender of such other Award in consideration for the grant of the new Award. In addition, to the extent permitted under applicable law, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation.

7.	AWARD AGREEMENT

Each Award will be evidenced by an Award Agreement, in such forms as the Board will from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides, subject to applicable law, that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but will be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options will specify whether such Options are intended to be NSOs or ISOs, and in the absence of such specification such Options will be deemed to be NSOs.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price. The Option Price of each Option will be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) will be at least the Fair Market Value on the Grant Date of a Share or, to the extent set forth in the applicable Award Agreement, any other Option Price established by—or upon approval by—the Shareholders. In no case will the Option Price of any Option be less than the nominal value of each Share, being $0.0001 per Share as at the Effective Date. If a Grantee is a 10% Shareholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an ISO will be not less than 110% of the Fair Market Value of a Share on the Grant Date.

8.2. Vesting. Subject to Section 8.3, each Option will become vested and exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. The Board may, but shall not be required to, provide for an acceleration of vesting and/or exercisability in the terms of any Award Agreement upon the occurrence of a specified event or at any other time after the Grant Date of the Award.

8.3. Term. Each Option will terminate, and all rights to subscribe for Shares thereunder will cease, upon the expiration of a period not to exceed ten years from the Grant Date or under such circumstances and on any date before ten years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement, unless terminated earlier in accordance with Section 3.3 above. If the Grantee is a 10% Shareholder, an Option granted to such Grantee that is intended to be an ISO at the Grant Date will not be exercisable after the expiration of five years from its Grant Date.

8.4. Limitations on Exercise of Option. Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, before the date the Plan is approved by the Board and Shareholders as provided in the Plan or after the occurrence of an event that results in termination of the Option.

8.5. Method of Exercise. A vested Option may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares being subscribed for and any applicable taxes. To be effective, notice of exercise must be made in accordance with procedures established by the Board from time to time, and Shares will only be issued and delivered upon receipt of payment.

8.6. Rights of Holders of Options. An individual holding or exercising an Option will have none of the rights of a Shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until full payment is received in accordance with Section 8.5 above and the Shares covered thereby are issued to such individual as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company. Except as provided in Section 13 or the related Award Agreement, no adjustment will be made for dividends, distributions or other rights for which the record date is before the date of such Share issuance.

8.7. Limitations on Incentive Stock Options. An Option will constitute an ISO only (1) if the Grantee of the Option is an employee of the Company or of its current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code §§ 424(e) and (f), respectively, and (2) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all ISOs held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed US$100,000. This limitation will be applied by taking Options into account in the order in which they were granted. If for any reason an Option intended to be an ISO (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a NSO appropriately granted under this Plan.

9.	TERMS AND CONDITIONS OF RSUs AND PHANTOM SHARES

9.1. Restrictions. At the time of grant, the Board may establish a Restricted Period and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of RSUs or Phantom Shares in accordance with Section 3. Each Award of RSUs or Phantom Shares may be subject to a different Restricted Period and additional restrictions.

9.2. Rights of Holders of RSUs and Phantom Shares.

9.2.1. Settlement of RSUs. Vested RSUs may be settled in Shares or cash (or a combination thereof), as determined by the Board.

9.2.2. Settlement of Phantom Shares. Vested Phantom Shares shall be settled in cash.

9.2.3. Deferred Payment. The Award Agreement will set forth whether the RSUs or Phantom Shares will be settled within the time period specified for “short term deferrals” under Code § 409A or otherwise within the requirements of Code § 409A, in which case the Award Agreement will specify upon which events such RSUs or Phantom Shares will be settled.

9.2.4. Voting and Dividend Rights. Holders of RSUs will not have rights as Shareholders, including no voting or dividend rights, unless and until the Restricted Period lapses, all conditions are satisfied for settlement of the Award, and Shares are issued in settlement of the Award. Holders of Phantom Shares will not have rights as Shareholders, including no voting or dividend rights. Notwithstanding the foregoing, prior to settlement, payment or forfeiture, RSUs and Phantom Shares awarded under the Plan may, at the Board’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while each RSU or Phantom Share, as applicable, is outstanding. Dividend equivalents may be converted into additional RSUs or Phantom Shares. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs or Phantom Shares to which they attach.

9.2.5. Creditor’s Rights. A holder of RSUs or Phantom Shares will have no rights other than those of a general creditor of the Company or its Affiliates. RSUs and Phantom Shares represent an unfunded and unsecured obligation of the Company or its Affiliates, subject to the applicable Award Agreement.

9.3. Delivery of Shares. Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to RSUs settled in Shares will lapse, and, unless otherwise provided in the Award Agreement, appropriate action will be taken to deliver such Shares, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

10.	FORM OF PAYMENT FOR OPTIONS

Payment of the Option Price for an Option will be made in cash or in cash equivalents acceptable to the Company or its Affiliates, or, where expressly approved for a Grantee’s Option by the Board and where permitted by law, by any other form of consideration. The Option Price must be paid in full when the Option is exercised. Notwithstanding any provision of this Section 10, during any period for which the Shares are publicly traded (i.e., listed on any established stock exchange or a national market system), an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

11.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance terms and conditions as may be specified by the Board and set forth in an Award Agreement. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.

12.	REQUIREMENTS OF LAW

12.1. General. The Company will not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration or qualification of any Shares subject to an Award on any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or sale of Shares under the Plan, no Shares may be issued or sold to the Grantee unless such listing, registration, or qualification will have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares covered by such Award, the Company will not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but will not be obligated to, register any securities covered by the Plan under the Securities Act. The Company will not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option will not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

12.2. Rule 16b-3. During any time when the Company has a class of equity securities registered under Exchange Act § 12, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act, to extent Exchange Act § 16 applies to such Grantees. To the extent that any term or condition of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and will not affect the validity of the Plan. If Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.	EFFECT OF CHANGES IN CAPITALIZATION

13.1. Changes in Shares. If (1) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in shares or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (2) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (i) the number and kinds of shares for which grants of Awards may be made, (ii) the number and kinds of shares for which outstanding Awards may be exercised or settled and (iii) the performance goals relating to outstanding Awards, will be equitably adjusted by the Board, subject to Section 13.3 below. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (2) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options will be equitably adjusted by the Board, subject to Section 13.3 below.

13.2. Change in Control. In the event of a Change in Control, all Shares acquired under the Plan and all Awards outstanding on the effective date of the Change in Control will be treated in the manner described in the definitive transaction agreement (or, if there is no such provision in the definitive transaction agreement with the Company, in the manner determined by the Board, in its sole discretion). Such determination does not need to treat all Awards (or all portions of an Award) in an identical manner. The treatment specified in the definitive transaction agreement (or determined by the Board in its sole discretion, in the absence of a specific treatment in the definitive transaction agreement) may include, without limitation, one or more of the following with respect to each outstanding Award:

(1) Continuation of the Award by the Company (if the Company is the surviving company);

(2) Assumption of the Award by the surviving company or its parent;

(3) Substitution by the surviving company or its parent of a new award;

(4) Cancellation of the Award and a payment to the Grantee of the intrinsic value, if any, of the vested portion of the Award, as determined by the Board, in cash, cash equivalents or equity, subject to any escrow, holdback, earn-out or similar provisions in the transaction agreement and subject to Section 13.3 below; or

(5) Suspension of the Grantee’s right to exercise the Award during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

13.3. Adjustments. Adjustments under this Section 13 related to Shares or other securities of the Company will be made by the Board. No fractional Shares or other securities will be issued under any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole Share. Notwithstanding anything else to the contrary: (a) any adjustments made pursuant to Section 13.1 or 13.2 to Awards that are considered “deferred compensation” within the meaning of Code § 409A shall be made in compliance with the requirements of Code § 409A; (b) any adjustments made pursuant to Section 13.1 or 13.2 to Awards that are not considered “deferred compensation” subject to Code § 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Code § 409A or (2) comply with the requirements of Code § 409A; (c) in any event, the Board shall not have the authority to make any adjustments pursuant to Section 13.1 or 13.2 to the extent the existence of such authority would cause an Award that is not intended to be subject to Code § 409A at the date of grant to be subject thereto; and (d) any adjustments made pursuant to Section 13.1 or 13.2 to Awards that are ISOs shall be made in compliance with the requirements of Code § 424(a).

14.	NO LIMITATIONS ON COMPANY

The grant of Awards will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

15.	TERMS APPLICABLE GENERALLY TO AWARDS

15.1. Disclaimer of Rights. No term or condition of the Plan or any Sub-Plan or Award Agreement will be construed to confer on any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other service relationship between any individual and the Company or any Affiliate. In addition, unless otherwise provided in the Plan or stated in the applicable Award Agreement, no Award will be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan will be interpreted as a contractual obligation to pay only those amounts described in the Plan, in the manner and under the terms and conditions prescribed in the Plan. The Plan will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

15.2. Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to Shareholders for approval will be construed as creating any limitations on the right and authority of the Board to adopt such other incentive compensation arrangements (either applicable generally to classes of individuals or specifically to particular individuals), as the Board determines desirable.

15.3. Withholding Taxes and Contributions. The Company or its Affiliate, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes and contributions of any kind required by law, in any jurisdiction, to be withheld (1) with respect to the grant of an Award, (2) the vesting of or other lapse of restrictions applicable to an Award, (3) upon the issuance or any transfer of any Shares, upon the settlement of RSUs or Phantom Shares, or upon the exercise of an Option or (4) otherwise due in connection with an Award. At the time of such grant, vesting, lapse, exercise, issuance, transfer, settlement or other event, the Grantee will pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company may, in its discretion, permit the Grantee to satisfy such obligation by remitting Shares freely owned by Grantee or having Shares from the Award withheld, in each case with the Shares remitted or withheld having an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation will be determined by the Company or the Affiliate as of the date that the amount of tax or contribution to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15.4. Other Terms and Conditions and Employment Agreements. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and an Award Agreement, the terms and conditions of the employment agreement will govern, to the extent not inconsistent with the Plan.

15.5. No Acquired Rights. The grant of any Award under the Plan is voluntary and occasional and does not give the Grantee any contractual or other right to receive Awards or benefits in lieu of Awards in the future, even if a Grantee has have received Awards repeatedly in the past.

15.6. Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by applicable law, the benefits and rights provided under the Plan are not to be considered part of a Grantee’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. By acceptance of an Award, a Grantee waives any and all rights to compensation or damages as a result of the termination of employment with the Company or any Affiliate for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

15.7. Separation from Service. The Board will determine the effect of a Separation from Service on Awards, and such effect may be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in an Award Agreement at the time of grant, or any time thereafter with the consent of the Grantee, the effect of and the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending on the circumstances surrounding the Separation from Service.

15.8. Severability. If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions of the Plan and the Award Agreement will be severable and enforceable, and all terms and conditions will remain enforceable in any other jurisdiction.

15.9. Governing Law. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of Ireland, except as otherwise set forth herein, without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than Ireland. For purposes of resolving any dispute that arises under the Plan or any Award Agreement, each Grantee will be subject to venue, jurisdiction and other dispute resolution provisions set forth in the applicable Award Agreement. The Plan is not intended to be subject to the United States Employee Retirement Income Security Act of 1974.

15.10. Code § 409A. The Plan is intended to comply with Code § 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance therewith. Notwithstanding the foregoing, any payments described in the Plan or an Award Agreement that are due within the “short-term deferral period” as defined in Code § 409A will not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Code § 409A, each installment payment or benefit to be provided under the Plan or an Award Agreement that constitutes deferred compensation subject to Code § 409A will be treated as a separate payment for purposes of Code § 409A. Notwithstanding any other term or condition of the Plan, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided with respect to such Award that become payable on account of the Grantee’s Separation from Service while a “specified employee” and which would otherwise be paid during the six-month period immediately after the Grantee’s Separation from Service will instead be accumulated (without interest) and paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or as soon as administratively feasible after the appointment of the personal representative or executor of the Grantee’s estate following the Grantee’s death, if earlier). Notwithstanding the foregoing or anything else in the Plan or an Award Agreement to the contrary, neither the Company nor the Board will have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Code § 409A and neither the Company nor the Board will have any liability to any Grantee or any other person for such tax or penalty.

15.11. Transferability of Awards.

15.11.1. Transfers in General. Except as provided in Section 15.11.2, no Award will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

15.11.2. Family Transfers. If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award, other than an ISO, to any Family Member. For the purpose of this Section 15.11.2, a “not for value” transfer is a transfer that is a gift, a transfer under a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 15.11.2, any such Award will continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except, if permitted under the applicable Award Agreement, to Family Members of the original Grantee in accordance with this Section 15.11.2 or by will or the laws of descent and distribution.

15.12. Data Protection. Where consent is required under applicable data privacy law, a Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data will include data about participation in the Plan and Shares offered or received, subscribed for, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

15.13. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Grantee or any other Person. To the extent that any Grantee or other Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

15.14. Plan Construction. In the Plan, unless otherwise stated, the following uses apply:

(1) References to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;

(2) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(3) Indications of time of day will be based on the time applicable to the location of the principal headquarters of the Company;

(4) The words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;

(5) All references to sections are to sections in the Plan;

(6) All words used will be construed to be of such gender or number as the circumstances and context require;

(7) The captions and headings of sections have been inserted solely for convenience of reference and will not be considered a part of the Plan, nor will any of them affect the meaning or interpretation of the Plan;

(8) Any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, will mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(9) All accounting terms not specifically defined will be construed in accordance with IFRS.

15.15. Language. If the Plan, any Award Agreement or any other document related to thereto is translated into a language other than English, and if the translated version is different from the English version, the English language version will take precedence. By acceptance of the Award, the Grantee confirms having read and understood the documents relating to the Plan including, without limitation, the Plan, the Award Agreement, which were provided in English, and waives any requirement for the Company or its Affiliates to provide these documents in any other language.